     As filed with the U.S. Securities and Exchange Commission on May 1, 2003
                                                       Registration No. 33-76660
 -------------------------------------------------------------------------------

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         ------------------------------

                                    FORM N-6
                          REGISTRATION STATEMENT UNDER
                         THE SECURITIES ACT OF 1933     [_]
                      POST-EFFECTIVE AMENDMENT NO. 18   [X]

                           --------------------------

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U
                              (Exact name of trust)

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                               (Name of depositor)

                                     and/or

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                              AMENDMENT NO. 23 [X]
                        (Check Appropriate Box or Boxes)

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U
                           (Exact Name of Registrant)

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                               (Name of Depositor)


                               JOHN HANCOCK PLACE
                 INSURANCE & SEPARATE ACCOUNTS DIV. - LAW SECTOR
                           BOSTON, MASSACHUSETTS 02117
          (Complete address of depositor's principal executive offices)

                           --------------------------

                             RONALD J. BOCAGE, ESQ.
                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                 INSURANCE & SEPARATE ACCOUNTS DIV. - LAW SECTOR
                        JOHN HANCOCK PLACE, BOSTON, 02117
                (Name and complete address of agent for service)

                               -------------------

                                    Copy to:
                            THOMAS C. LAUERMAN, ESQ.
                              Foley & Lardner
                               3000 K Street, N.W.
                             Washington, D.C. 20007

                               -------------------

It is proposed that this filing become effective (check appropriate box)

     [_]  immediately upon filing pursuant to paragraph (b) of Rule 485

     [X]  on May 1, 2003 pursuant to paragraph (b) of Rule 485

     [_]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

     [_]  on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate check the following box

     [_] this post-effective amendment designates a new effective date for a previously filed amendment.

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

                          Prospectus dated May 1, 2003
                                for interests in
                      John Hancock Variable Life Account U
                       interests are made available under

                            MEDALLION VARIABLE LIFE
          a flexible premium variable life insurance policy issued by

            JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")
The policy provides an investment option with fixed rates of return declared by
             JHVLICO and the following variable investment options:

-----------------------------------------------------------------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTION:                           UNDERLYING FUND MANAGED BY:
 EQUITY OPTIONS:
  Equity Index  . . . . . . . . . . . . . . . . . .    SSgA Funds Management, Inc.
  Large Cap Value . . . . . . . . . . . . . . . . .    T. Rowe Price Associates, Inc.
  Large Cap Growth  . . . . . . . . . . . . . . . .    Independence Investment LLC
  Earnings Growth . . . . . . . . . . . . . . . . .    Fidelity Management & Research Company
  Growth & Income . . . . . . . . . . . . . . . . .    Independence Investment LLC and Putnam Investment Management, LLC
  Fundamental Value . . . . . . . . . . . . . . . .    Wellington Management Company, LLP
  Small/Mid Cap CORE (SM) . . . . . . . . . . . . .    Goldman Sachs Asset Management, L.P.
  Small/Mid Cap Growth. . . . . . . . . . . . . . .    Wellington Management Company, LLP
  International Equity Index  . . . . . . . . . . .    Independence Investment LLC
  International Opportunities . . . . . . . . . . .    T. Rowe Price International, Inc.
  Overseas Equity . . . . . . . . . . . . . . . . .    Capital Guardian Trust Company
  Emerging Markets Equity . . . . . . . . . . . . .    Van Kampen (a registered trade name of Morgan Stanley Investment Management
                                                        Inc.)
  Real Estate Equity  . . . . . . . . . . . . . . .    RREEF America LLC and Van Kampen (a registered trade name of Morgan Stanley
                                                        Investment Management Inc.)
 BALANCED OPTIONS:
  Managed . . . . . . . . . . . . . . . . . . . . .    Independence Investment LLC and Capital Guardian Trust Company
 BOND & MONEY MARKET OPTIONS:
  Short-Term Bond . . . . . . . . . . . . . . . . .    Independence Investment LLC
  Bond Index  . . . . . . . . . . . . . . . . . . .    Standish Mellon Asset Management Company LLC
  Active Bond . . . . . . . . . . . . . . . . . . .    John Hancock Advisers, LLC
  High Yield Bond . . . . . . . . . . . . . . . . .    Wellington Management Company, LLP
  Global Bond . . . . . . . . . . . . . . . . . . .    Capital Guardian Trust Company
  Money Market  . . . . . . . . . . . . . . . . . .    Wellington Management Company, LLP
-----------------------------------------------------------------------------------------------------------------------------------

                            * * * * * * * * * * * *

  Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
                            * * * * * * * * * * * *

                            GUIDE TO THIS PROSPECTUS

This prospectus is arranged in the following way:


   . The section which starts on the next page is called "Summary of Benefits and Risks". It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.


   . Behind the Summary of Benefits and Risks section is a section called "Fee
     Tables" that describes the fees and expenses you will pay when buying, owning and surrendering the policy. This section starts on page 6.


   . Behind the Fee Tables section is a section called "Detailed Information."
     This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context. A table of contents for the Detailed Information section appears on page 10.


   . There is an Alphabetical Index of Key Words and Phrases at the back of this prospectus on page 32.


   . Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the "SAI") and how the SAI, personalized illustrations and other information can be obtained.

After this prospectus ends, the prospectuses for the Series Funds begin. See page 12 of this prospectus for a brief description of the Series Funds.

                         SUMMARY OF BENEFITS AND RISKS


THE NATURE OF THE POLICY

   The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges and the CDSC. We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary upon the death of the insured person (we call this the "death benefit") may be similarly affected. That's why the policy is referred to as a "variable" life insurance policy. We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the specifics of your policy and the insured person. Except as noted in the Detailed Information section of this prospectus, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

  If the life insurance protection described in this prospectus is provided under a master group policy, the term "policy" as used in this prospectus refers to the certificate we issue and not to the master group policy.

SUMMARY OF POLICY BENEFITS

Death Benefit

  In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the "face amount" of insurance. In the policy, this may also be referred to as the "Sum Insured."

  When the insured person dies, we will pay the death benefit minus any outstanding loans. There are three ways of calculating the death benefit. You choose which one you want in the application. The three death benefit options are:

   . Option 1 - The death benefit will equal the greater of (1) the face amount or (2) the minimum insurance amount under the "guideline premium and cash value corridor test" (as described under "The minimum insurance amount" provision in the Detailed Information section of this prospectus).

   . Option 2 - The death benefit will equal the greater of (1) the face amount plus your policy's account value on the date of death, or (2) the minimum insurance amount under the "guideline premium and cash value corridor test".

   . Option 3 - The death benefit will equal the greater of (1) the face amount or (2) the minimum insurance amount under the "cash value accumulation test" (as described below).

Surrender of the Policy

  You may surrender the policy in full at any time. If you do, we will pay you the account value of the policy less any outstanding policy loans and less any CDSC and administrative surrender charge that then applies. This is called your "surrender value". You must return your policy when you request a surrender.

  If you have not taken a loan on your policy, the "account value" of your policy will, on any given date, be equal to:

   . the amount you invested,

   . plus or minus the investment experience of the investment options you've chosen,

   . minus all charges we deduct, and

   . minus all withdrawals you have made.

  If you take a loan on your policy, your account value will be computed somewhat differently. This is discussed beginning on page 20.

Partial Withdrawals

  You may make a partial withdrawal of your surrender value at any time after the first policy year. Each withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. Your account value is automatically reduced by the amount of the withdrawal and the charge. We reserve the right to refuse a partial withdrawal if it would reduce the surrender value or the face amount below certain minimum amounts.

Policy Loans

  You may borrow from your policy at any time after the first policy year by completing the appropriate form. The minimum amount of each loan is $300. The maximum amount you can borrow is determined by a formula. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the insured person dies, it will be deducted from the death benefit. Outstanding loans also permanently affect the calculation of your account value.

Optional Benefit Riders

  When you apply for the policy, you can request any of the optional benefit riders that we make available. There are a number of such riders. Charges for most riders will be deducted monthly from the policy's account value.

Investment Options

  The policy offers a number of investment options, as listed on the cover of this prospectus. They cover a broad spectrum of investment styles and strategies. Although the funds of the Series Funds that underly those investment options operate like publicly traded mutual funds, there are important differences between your investment options and publicly-traded mutual funds. On the plus side, you can transfer money from one investment option to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying fund are automatically reinvested and reflected in the fund's value and create no taxable event for you. On the negative side, if and when policy earnings are distributed (generally as a result of a surrender or partial withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges are significant and will reduce the investment performance of your investment options.

SUMMARY OF POLICY RISKS

Lapse Risk

  If the account value of your policy is insufficient to pay the charges when due, your policy (or part of it) can terminate (i.e. "lapse"). This can happen because you haven't paid enough premiums or because the investment performance of the investment options you've chosen has been poor or because of a combination of both factors. You'll be given a "grace period" within which to make additional premium payments to keep the policy in effect. If lapse occurs, you'll be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions.

Investment Risk

  As mentioned above, the investment performance of any variable investment option may be good or bad. Your account value will rise or fall based on the investment performance of the variable investment options you've chosen. Some variable investment options are riskier than others. These risks (and potential rewards) are discussed in detail in the attached prospectuses of the Series Funds.

Access to Funds Risk

  There is a risk that you will not be able (or willing) to access your account value by surrendering the policy because of the contingent deferred sales charge ("CDSC") that may be payable upon surrender. The CDSC is a percentage of the premiums you've paid and disappears only after 12 policy years have passed. See the "Fee Tables" section of this prospectus for details on the CDSC. There is also a charge for each partial withdrawal you make. It is the lesser of $20 or 2% of the withdrawal amount. Any communication that arrives on a date that is not a business day will be processed on the business day next following that date. The term "business day" is defined on page 13.

Transfer Risk

  There is a risk that you will not be able to transfer your account value from one investment option to another because of limitations on the dollar amount or frequency of transfers you can make. The limitation on transfers out of the fixed account are more restrictive than those that apply to transfers out of variable investment options.

Tax Risks

  In order for you to receive the tax benefits accorded life insurance under the Internal Revenue Code, your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called "7 pay limit" that limits the amount of premium that can be paid in relation to the policy's death benefit. If the limit is violated, the policy will be treated as a "modified endowment", which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the "investor control rules" that determine whether you would be treated as the "owner" of the assets underlying your policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called "inside build-up" that is a major benefit of life insurance.

  There is also a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made, surrender or lapse of the policy would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

  Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.

                                   FEE TABLES


  This section contains five tables that describe all of the fees and expenses that you will pay when buying, owning and surrendering the policy. In the first three tables, certain entries show the minimum charge, the maximum charge and the charge for a representative insured person. Other entries show only the maximum charge we can assess and are labeled as such. The remaining entries are always calculated in the same way, so we cannot assess a charge that is greater than the charge shown in the table. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown.

  The first table below describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer account value between investment options.

-------------------------------------------------------------------------------
                              TRANSACTION FEES
-------------------------------------------------------------------------------
        CHARGE             WHEN CHARGE IS DEDUCTED         AMOUNT DEDUCTED
-------------------------------------------------------------------------------
 PREMIUM SALES CHARGE    Upon payment of premium        4% of Target Premium*
-------------------------------------------------------------------------------
 PREMIUM TAX CHARGE      Upon payment of premium        2.35% of each premium
                                                        paid
-------------------------------------------------------------------------------
 DAC TAX CHARGE          Upon payment of premium        1.25% of each premium
                                                        paid
-------------------------------------------------------------------------------
 MAXIMUM                 Upon lapse or surrender        $5 per $1,000 of the
 ADMINISTRATIVE          within first 9 policy years    policy's current face
 SURRENDER CHARGE                                       amount in policy years
                                                        1-7**
-------------------------------------------------------------------------------
 MAXIMUM CONTINGENT      Upon surrender of policy       26.0% of total Target
 DEFERRAL SALES CHARGE   within the period stated       Premium received for
 (CDSC)                                                 surrenders in policy
                                                        years 1-7***
                         Upon reduction of Basic Sum    Pro rata portion of
                         Insured as a result of a       applicable CDSC
                         partial withdrawal
-------------------------------------------------------------------------------
 MAXIMUM PARTIAL         Upon making a partial          $20
 WITHDRAWAL CHARGE       withdrawal
-------------------------------------------------------------------------------
 TRANSFER CHARGE         Upon each transfer into or     There is no maximum
                         out of a variable              (currently $0)****
                         investment option beyond an
                         annual limit of not less
                         than 12
-------------------------------------------------------------------------------

   * The "Target Premium" for each policy year is determined at the time the policy is issued and appears in the "Policy Specifications" section of the policy. In general, the greater the proportion of Additional Sum Insured at issue, the lower the Target Premium.

  ** The administrative surrender charge decreases in later policy years as follows: for policy year 8, it is $4 per $1,000 of face amount; and for policy year 9, it is $3 per $1,000 of face amount.

 *** In calculating the CDSC, only Target Premiums received during the first 3 policy years are considered. The CDSC percentage decreases in later policy years as follows: for policy year 8, it is 21.7%; for policy year 9, it is 17.3%; for policy year 10, it is 13.0%; for policy year 11, it is 8.7%; for policy year 12, it is 4.3%; and for policy years 13 and later, it is 0%.

**** This charge is not currently imposed, but we reserve the right to do so in the policy.

The next two tables describe the fees and expenses that you will pay periodically during the time you own the policy. These tables do not include fees and expenses paid at the fund level. Except for the M&E charge and the Living Care Benefit Rider all of the charges shown in the tables are deducted from your account value. The second table is devoted only to optional rider benefits.

------------------------------------------------------------------------------------------------
                     PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
------------------------------------------------------------------------------------------------
                                                               AMOUNT DEDUCTED
                                                ------------------------------------------------
                            WHEN CHARGE IS
        CHARGE                 DEDUCTED            GUARANTEED RATE            CURRENT RATE
------------------------------------------------------------------------------------------------
 INSURANCE CHARGE:*
 MINIMUM CHARGE . . .    Monthly                 $0.06 per $1,000 of     $0.05 per $1,000 of
                                                 AAR                     AAR
 MAXIMUM CHARGE . . .    Monthly                 $165.34 per $1,000      $159.11 per $1,000 of
 CHARGE FOR                                      of AAR                  AAR
 REPRESENTATIVE
 INSURED PERSON . . .    Monthly                 $0.14 per $1,000 of     $0.14 per $1,000 of
                                                 AAR                     AAR
------------------------------------------------------------------------------------------------
 ISSUE CHARGE            Monthly in first        $20                     $20
                         policy year only
------------------------------------------------------------------------------------------------
 MAXIMUM MAINTENANCE     Monthly                 $8                      $8
 CHARGE
------------------------------------------------------------------------------------------------
 M&E CHARGE**            Daily from separate     .003% of assets         .002% of assets
                         account assets
------------------------------------------------------------------------------------------------

   * The insurance charge is determined by multiplying the amount of insurance for which we are at risk (the amount at risk or "AAR") by the applicable cost of insurance rate. The rates vary widely depending upon the Total Sum Insured, the length of time the policy has been in effect, the insurance risk characteristics of the insured person and (generally) the gender of the insured person. The "minimum" rate shown in the table at the guaranteed rate is the rate in the first policy year for a $1,000,000 policy issued to cover a 10 year old female preferred underwriting risk. The "minimum" rate shown in the table at the current rate is the rate in the first policy year for a $1,000,000 policy issued to cover a 20 year old female preferred non-tobacco underwriting risk. The "maximum" rate shown in the table at both the guaranteed and current rates is the rate in the first policy year for a $100,000 policy issued to cover a 99 year old male substandard tobacco underwriting risk. This includes the so-called "extra mortality charge." The "representative insured person" referred to in the table is a 35 year old male standard non-tobacco underwriting risk with a $100,000 policy. The charges shown in the table may not be particularly relevant to your current situation. For more information about cost of insurance rates, talk to your JHVLICO representative.

   ** This charge only applies to separate account assets (i.e., those assets invested in the variable investment options). The charge does not apply to the fixed investment option. The effective annual rate equivalents of the actual unrounded daily rates charged are .90% and .60%, respectively.

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                                RIDER CHARGES
---------------------------------------------------------------------------------------
                                    WHEN CHARGE IS
        CHARGE                         DEDUCTED                 AMOUNT DEDUCTED
---------------------------------------------------------------------------------------
 DISABILITY WAIVER OF CHARGES
   RIDER:*
   MINIMUM CHARGE . . . . . .    Monhtly                 5.62% of all other monthly
                                                         charges
   MAXIMUM CHARGE . . . . . .    Monthly                 20.38% of all other monthly
   CHARGE FOR                                            charges
   REPRESENTATIVE
   INSURED PERSON . . . . . .    Monthly                 6.69% of all other monthly
                                                         charges
---------------------------------------------------------------------------------------
 LIVING CARE BENEFIT             Only if benefit is      Charge is imbedded in
 RIDER                           exercised               discounting of death benefit
                                                         paid in advance**
---------------------------------------------------------------------------------------
 CHILDREN'S INSURANCE            Monthly                 $0.50 per $1,000 of Rider Sum
 BENEFIT RIDER                                           Insured
---------------------------------------------------------------------------------------
 ACCIDENTAL DEATH BENEFIT
   RIDER:***
   MINIMUM CHARGE . . . . . .    Monthly                 $0.75 per $1,000 of
                                                         accidental death benefit
   MAXIMUM CHARGE . . . . . .    Monthly                 $1.71 per $1,000 of
                                                         accidental death benefit
   CHARGE FOR
   REPRESENTATIVE
   INSURED PERSON . . . . . .    Monthly                 $0.78 per $1,000 of
                                                         accidental death benefit
---------------------------------------------------------------------------------------
 INSURED OR SPOUSE YRT
 RIDER:****
   MINIMUM CHARGE . . . . . .    Monthly                 $0.08 per $1,000 of YRT death
                                                         benefit
   MAXIMUM CHARGE . . . . . .    Monthly                 $83.33 per $1,000 of YRT
                                                         death benefit
   CHARGE FOR
   REPRESENTATIVE PERSON . .     Monthly                 $0.20 per $1,000 of YRT death
                                                         benefit
---------------------------------------------------------------------------------------

   * The charge for this rider is determined by multiplying the Target Premium by the applicable rate. The rates vary by the issue age and the disability insurance risk characteristics of the insured person. The "minimum" rate shown in the table is for a 21 year old standard or preferred underwriting risk. The "maximum" rate shown in the table is for a 55 year old substandard underwriting risk. The "representative insured person" referred to in the table is a 35 year old standard or preferred underwriting risk.

   ** Applicable state regulations currently limit the discount percentage to the greater of (i) the yield on 90 day U.S. Treasury bills at the time the discount is determined, and (ii) the policy's maximum loan interest rate at the time the discount is determined.

   *** The charge for this rider is determined by multiplying the amount of accidental death benefit selected by the applicable rate. The rates vary by the attained age and the ADB risk characteristics of the insured person. The "minimum" rate shown in the table is for an insured person less than 1 year of age with the lowest ADB risk rating (1.0). The "maximum" rate shown in that table is for a 65 year old with the highest ADB risk rating (1.5). The "representative insured person" referred to in the table is a 35 year old with an ADB rating of 1.0.

   **** "YRT" stands for "Yearly Renewable Term". The charge for this rider is determined by multiplying the amount of insurance under the rider by the applicable cost of insurance rate for the rider. The rates vary widely depending upon the amount of YRT coverage and the insurance risk characteristics and gender of the person insured under the rider. The "minimum" rate shown in the table is the rate for a rider with $1,000,000 of coverage issued to cover a 0 year old female preferred underwriting risk. The "maximum" rate shown in the table is the rate for a rider with $100,000 of coverage issued to cover a 99 year old male standard tobacco underwring risk. The "representative insured person" referred to in the table is a 35 year old male standard non-tobacco underwriting risk with $100,000 of rider coverage. If the Disability Payment of Premium Rider is also elected, the charge for this rider will be increased by 54%. If the person covered under this rider is rated substandard, there will be an extra charge for this rider of up to $445.61 per $1,000 of YRT death benefit.

The next table describes the minimum and maximum fund level fees and expenses that you will pay periodically during the time you own the policy. These expenses are deducted from fund assets and include management fees, distribution and/or service (12b-1) fees, and other expenses.

------------------------------------------------------------------------------------------
     TOTAL ANNUAL FUND OPERATING EXPENSES             MINIMUM               MAXIMUM
------------------------------------------------------------------------------------------
 RANGE OF EXPENSES WITHOUT TAKING ACCOUNT OF           0.23%                3.45%
 CERTAIN REIMBURSEMENT ARRANGEMENTS
------------------------------------------------------------------------------------------
 RANGE OF EXPENSES AFTER TAKING ACCOUNT OF             0.23%                1.60%*
 CERTAIN REIMBURSEMENT ARRANGEMENTS
------------------------------------------------------------------------------------------

   * Under its current investment management agreements with the John Hancock Variable Series Trust I ("JHVST"), John Hancock Life Insurance Company has contractually agreed to reimburse each JHVST fund when the fund's "other fund expenses" exceed 0.10% of its average daily net assets. The agreements will remain in effect until May 1, 2004, and may be renewed each year thereafter by JHVST. The following table lists the JHVST funds that are underlying funds of this prospectus and that are subject to such reimbursement agreements.

The next table describes fund level fees and expenses for each of the funds. More detail concerning each fund's fees and expenses is contained in the prospectus for the Series Fund.

--------------------------------------------------------------------------------------------------------------------------
                                                                              TOTAL FUND                     TOTAL FUND
                                            DISTRIBUTION    OTHER OPERATING    OPERATING                      OPERATING
                               INVESTMENT        AND           EXPENSES         EXPENSES                       EXPENSES
                               MANAGEMENT  SERVICE (12B-1)      WITHOUT         WITHOUT        EXPENSE          WITH
          FUND NAME                FEE          FEES         REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT   REIMBURSEMENT
--------------------------------------------------------------------------------------------------------------------------
JOHN HANCOCK VARIABLE SERIES
 TRUST I (NOTE 1):
--------------------------------------------------------------------------------------------------------------------------
Equity Index . . . . . . . .     0.13%           N/A             0.10%           0.23%          0.00%           0.23%
--------------------------------------------------------------------------------------------------------------------------
Large Cap Value. . . . . . .     0.75%           N/A             0.08%           0.83%          0.00%           0.83%
--------------------------------------------------------------------------------------------------------------------------
Large Cap Growth . . . . . .     0.79%           N/A             0.08%           0.87%          0.00%           0.87%
--------------------------------------------------------------------------------------------------------------------------
Earnings Growth* . . . . . .     0.95%           N/A             0.09%           1.04%          0.00%           1.04%
--------------------------------------------------------------------------------------------------------------------------
Growth & Income. . . . . . .     0.67%           N/A             0.08%           0.75%          0.00%           0.75%
--------------------------------------------------------------------------------------------------------------------------
Fundamental Value  . . . . .     0.77%           N/A             0.08%           0.85%          0.00%           0.85%
--------------------------------------------------------------------------------------------------------------------------
Small/Mid Cap CORE (SM)  . .     1.05%           N/A             0.25%           1.30%          0.15%           1.15%
--------------------------------------------------------------------------------------------------------------------------
Small/Mid Cap Growth . . . .     0.97%           N/A             0.10%           1.07%          0.00%           1.07%
--------------------------------------------------------------------------------------------------------------------------
International Equity Index .     0.18%           N/A             0.28%           0.46%          0.18%           0.28%
--------------------------------------------------------------------------------------------------------------------------
International Opportunities.     1.14%           N/A             0.41%           1.55%          0.31%           1.24%
--------------------------------------------------------------------------------------------------------------------------
Overseas Equity* . . . . . .     1.05%           N/A             0.40%           1.45%          0.30%           1.15%
--------------------------------------------------------------------------------------------------------------------------
Emerging Markets Equity  . .     1.50%           N/A             1.95%           3.45%          1.85%           1.60%
--------------------------------------------------------------------------------------------------------------------------
Real Estate Equity . . . . .     0.98%           N/A             0.09%           1.07%          0.00%           1.07%
--------------------------------------------------------------------------------------------------------------------------
Managed. . . . . . . . . . .     0.68%           N/A             0.08%           0.76%          0.00%           0.76%
--------------------------------------------------------------------------------------------------------------------------
Short-Term Bond. . . . . . .     0.60%           N/A             0.08%           0.68%          0.00%           0.68%
--------------------------------------------------------------------------------------------------------------------------
Bond Index . . . . . . . . .     0.14%           N/A             0.11%           0.25%          0.01%           0.24%
--------------------------------------------------------------------------------------------------------------------------
Active Bond. . . . . . . . .     0.61%           N/A             0.08%           0.69%          0.00%           0.69%
--------------------------------------------------------------------------------------------------------------------------
High Yield Bond. . . . . . .     0.80%           N/A             0.16%           0.96%          0.06%           0.90%
--------------------------------------------------------------------------------------------------------------------------
Global Bond. . . . . . . . .     0.85%           N/A             0.16%           1.01%          0.06%           0.95%
--------------------------------------------------------------------------------------------------------------------------
Money Market . . . . . . . .     0.25%           N/A             0.07%           0.32%          0.00%           0.32%
--------------------------------------------------------------------------------------------------------------------------

(1) Under its current investment management agreement with the John Hancock Variable Series Trust I ("JHVST"), John Hancock Life Insurance Company has contractually agreed to reimburse each JHVST fund when the fund's "other fund expenses" exceed 0.10% of its average daily net assets. The agreements will remain in effect until May 1, 2004, and may be renewed each year thereafter by JHVST. Percentages shown for the Large Cap Growth and Small/Mid Cap CORE(SM) funds are calculated as if the current management fee schedules, which apply to these funds effective October 1, 2002, were in effect for all of 2002. "CORE(SM)" is a service mark of Goldman, Sachs & Co.

   * Earnings Growth was formerly "Multi Cap Growth and Overseas Equity was formerly "Global Balanced."

                              DETAILED INFORMATION


This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section on pages 3 through 5.

CONTENTS OF THIS SECTION                                                         BEGINNING ON PAGE
Description of JHVLICO  . . . . . . . . . . . . . . . . . . . . . . . . . . .           12
Description of John Hancock Variable Life Account U . . . . . . . . . . . . .           12
Description of the Underlying Fund  . . . . . . . . . . . . . . . . . . . . .           12
 Voting privileges that you will have . . . . . . . . . . . . . . . . . . . .           13
 Changes we can make to the Series Fund or the Account  . . . . . . . . . . .           13
The Fixed Investment Option . . . . . . . . . . . . . . . . . . . . . . . . .           13
Premiums  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           14
 Planned Premiums . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           14
 Maximum premium payments . . . . . . . . . . . . . . . . . . . . . . . . . .           14
 Ways to pay premiums . . . . . . . . . . . . . . . . . . . . . . . . . . . .           14
 Processing premium payments  . . . . . . . . . . . . . . . . . . . . . . . .           15
Lapse and reinstatement . . . . . . . . . . . . . . . . . . . . . . . . . . .           15
Guaranteed death benefit feature. . . . . . . . . . . . . . . . . . . . . . .           15
 The Death Benefit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           16
 Limitations on payment of death benefit  . . . . . . . . . . . . . . . . . .           16
 The minimum insurance amount . . . . . . . . . . . . . . . . . . . . . . . .           16
 Increase in coverage . . . . . . . . . . . . . . . . . . . . . . . . . . . .           16
 Decrease in coverage . . . . . . . . . . . . . . . . . . . . . . . . . . . .           16
 Change of death benefit option . . . . . . . . . . . . . . . . . . . . . . .           17
 Effective date of certain policy transactions  . . . . . . . . . . . . . . .           17
 Tax consequences of coverage changes . . . . . . . . . . . . . . . . . . . .           17
 Your beneficiary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           17
 Ways in which we pay out policy proceeds . . . . . . . . . . . . . . . . . .           17
 Changing a payment option  . . . . . . . . . . . . . . . . . . . . . . . . .           18
 Tax impact of payment option chosen  . . . . . . . . . . . . . . . . . . . .           18
The Account Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           18
 Commencement of investment performance . . . . . . . . . . . . . . . . . . .           18
 Allocation of future premium payments  . . . . . . . . . . . . . . . . . . .           18
 Transfers of existing account value  . . . . . . . . . . . . . . . . . . . .           18
 Limitation on number of investment options . . . . . . . . . . . . . . . . .           19
 Dollar cost averaging  . . . . . . . . . . . . . . . . . . . . . . . . . . .           19
 Asset rebalancing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           19
Surrender and Partial Withdrawals . . . . . . . . . . . . . . . . . . . . . .           20
 Full surrender . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           20
 Partial withdrawals  . . . . . . . . . . . . . . . . . . . . . . . . . . . .           20
Policy loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           20

CONTENTS OF THIS SECTION                                                         BEGINNING ON PAGE
 Repayment of policy loans  . . . . . . . . . . . . . . . . . . . . . . . . .           20
 Effects of policy loans  . . . . . . . . . . . . . . . . . . . . . . . . . .           21
Description of Charges at the Policy Level  . . . . . . . . . . . . . . . . .           21
 Deductions from premium payments . . . . . . . . . . . . . . . . . . . . . .           21
 Deductions from account value  . . . . . . . . . . . . . . . . . . . . . . .           21
 Additional information about how certain policy charges work . . . . . . . .           22
 Other charges we could impose in the future  . . . . . . . . . . . . . . . .           23
Description of Charges at the Fund Level  . . . . . . . . . . . . . . . . . .           24
Other Policy Benefits, Rights and Limitations . . . . . . . . . . . . . . . .           24
 Optional benefit riders you can add  . . . . . . . . . . . . . . . . . . . .           24
 Variations in policy terms . . . . . . . . . . . . . . . . . . . . . . . . .           24
 Procedures for issuance of a policy  . . . . . . . . . . . . . . . . . . . .           24
 Changes that we can make as to your policy . . . . . . . . . . . . . . . . .           25
 The owner of the policy  . . . . . . . . . . . . . . . . . . . . . . . . . .           26
 Policy Cancellation Right  . . . . . . . . . . . . . . . . . . . . . . . . .           26
 Reports that you will receive  . . . . . . . . . . . . . . . . . . . . . . .           26
 Assigning your policy  . . . . . . . . . . . . . . . . . . . . . . . . . . .           27
 When we pay policy proceeds  . . . . . . . . . . . . . . . . . . . . . . . .           27
 How you communicate with us  . . . . . . . . . . . . . . . . . . . . . . . .           27
Tax considerations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           28
 General  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           29
 Policy proceeds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           29
 Other policy distributions . . . . . . . . . . . . . . . . . . . . . . . . .           29
 Diversification rules and ownership of the Account . . . . . . . . . . . . .           30
 7-pay premium limit  . . . . . . . . . . . . . . . . . . . . . . . . . . . .           30
 Corporate and H.R. 10 plans  . . . . . . . . . . . . . . . . . . . . . . . .           31
Legal matters . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           31
Financial Statements Reference  . . . . . . . . . . . . . . . . . . . . . . .           31
Registration statement filed with the SEC . . . . . . . . . . . . . . . . . .           31
Accounting and actuarial experts  . . . . . . . . . . . . . . . . . . . . . .           31

DESCRIPTION OF JHVLICO

  We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law, with its home office at 197 Clarendon Street, Boston, Massachusetts, 02117. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

  We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

  JHVLICO is a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 2002, John Hancock's assets were approximately $88 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable JHVLICO to meet its reserve requirements and expenses in connection with its business. John Hancock is committed to make additional capital contributions if necessary to ensure that JHVLICO maintains a positive net worth.

DESCRIPTION OF JOHN HANCOCK VARIABLE LIFE ACCOUNT U

  The variable investment options shown on page 1 are in fact subaccounts of John Hancock Variable Life Account U (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the Securities and Exchange Commission ("SEC") of the management of the Account or of us.

  The Account's assets are our property. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can't be used to pay any indebtedness of John Hancock other than those arising out of policies that use the Account.

  New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

DESCRIPTION OF THE UNDERLYING FUND

  The variable investment options shown on page 1 are those available as of the date of this prospectus. The options are grouped as to "type" on page 1. When you select one or more of these variable investment options, we invest your money in the selected subaccounts of the Account. In turn, the assets of the subaccounts are invested in the corresponding investment option(s) of the John Hancock Variable Series Trust I, ("the Series Fund"). In this prospectus, the investment options of the Series Fund are referred to as "funds".

  The fund manager shown on page 1 for any given fund is the entity that actually manages the fund's assets. The investment advisor for all funds of the John Hancock Variable Series Trust I is John Hancock Life Insurance Company. The entities shown on page 1 for those funds are sub-investment advisors.

  The Series Fund is a so-called "series" type mutual fund registered with the SEC. The investment results of each variable investment option you select will depend on those of the corresponding fund of the Series Fund. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus is the prospectus for the

Series Fund. The Series Fund prospectus contains detailed information about each available fund. Be sure to read that prospectus before selecting any of the variable investment options shown on page 1.

  We will purchase and redeem Series Fund shares for the Account at their net asset value without any sales or redemption charges. Shares of the Series Fund represent an interest in one of the funds of the Series Fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

  On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard Time).

Voting privileges that you will have

  All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Series Fund. We will vote the shares of each of the funds of the Series Fund which are deemed attributable to variable life insurance policies at regular and special meetings of the Series Fund's shareholders in accordance with instructions received from owners of such policies. Shares of the Series Fund held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

  We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for the Series Fund's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees of the Series Fund, ratification of the selection of independent auditors, approval of Series Fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

  However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

Changes we can make to the Series Fund or the Account

  The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, John Hancock or an affiliate of either, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgement, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

THE FIXED INVESTMENT OPTION

  Our obligations under the policy's fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

  Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

PREMIUMS

Planned Premiums

  The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums-- annually, semi-annually, quarterly or monthly. The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Lapse and Reinstatement" on page 15).

Maximum premium payments

  Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. More discussion of these tax law requirements begins on page 28. Also, we may refuse to accept any amount of an additional premium if:

   . that amount of premium would increase our insurance risk exposure, and

   . the insured person doesn't provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.

  In no event, however, will we refuse to accept any premium necessary to prevent the policy from terminating or to keep the guaranteed death benefit feature in effect.

Ways to pay premiums

  If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Life." We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the JHVLICO Life Servicing Office at the appropriate address shown on the back cover of this prospectus.

  We will also accept premiums:

   . by wire or by exchange from another insurance company,

   . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or

   . if we agree to it, through a salary deduction plan with your employer.

  You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Life Servicing Office.

Processing premium payments

  We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

  (1) We will process a payment received prior to a policy's date of issue as if received on the business day immediately preceding the date of issue.

  (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

  (3) We will process the portion of any premium payment for which we require evidence of the insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

  (4) If we receive any premium payment that we think will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

   . The tax problem resolves itself prior to the date the refund is to be made; or

   . The tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

  (5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

LAPSE AND REINSTATEMENT

  If the policy's surrender value is not sufficient to pay the charges and the guaranteed death benefit feature is not in effect, we will notify you of how much you will need to pay to keep the policy in force. You will have a 61 day "grace period" to make that payment. If you don't pay at least the required amount by the end of the grace period, your policy will terminate (i.e., lapse). All coverage under the policy will then cease. Even if the policy terminates in this way, you can still reactivate (i.e., "reinstate") it within 1 year from the beginning of the grace period. You will have to provide evidence that the insured person still meets our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During the grace period, you cannot make transfers among investment options or make a partial withdrawal or policy loan.

Guaranteed death benefit feature

  This feature is available only if the insured person meets certain underwriting requirements. The feature guarantees that your face amount will not lapse during the first 5 policy years, regardless of adverse investment performance, if on each modal processing date during that 5 year period the amount of cumulative premiums you have paid (less all withdrawals from the policy) equals or exceeds the sum of all Guaranteed Death Benefit Premiums due to date. The Guaranteed Death Benefit Premium (or "GDB Premium") is defined in the policy and is "due" on each modal processing date. (The term "modal processing date" is defined under "Planned Premiums" on page 14)

  The GDB Premium varies from policy to policy based upon a number of factors, including the insured person's issue age, insurance risk characteristics and (generally) gender. No GDB Premium will ever be greater than the so-called "guideline premium" for the policy as defined in Section 7702 of the Internal Revenue Code. Also, the GDB Premiums may change in the event of any change in the face amount of the policy or any change in the death benefit option (see "The Death Benefit" below).

  If the Guaranteed Death Benefit test is not satisfied on any modal processing date, we will notify you immediately and tell you how much you will need to pay to keep the feature in effect. You will have until the second monthly deduction date after default to make that payment. If you don't pay at least the required amount by the end of that period, the feature will permanently lapse. You cannot restore the feature once it has lapsed.

  If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

THE DEATH BENEFIT

  In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the "face amount" of insurance. In the policy, this may also be referred to as the "Sum Insured."

  When the insured person dies, we will pay the death benefit minus any outstanding loans. There are 3 ways of calculating the death benefit. You must choose which one you want in the application. The three death benefit options are:

   . Option 1 - The death benefit will equal the greater of (1) the face amount or (2) the minimum insurance amount under the "guideline premium and cash value corridor test" (as described below).

   . Option 2 - The death benefit will equal the greater of (1) the face amount plus your policy's account value on the date of death, or (2) the minimum insurance amount under the "guideline premium and cash value corridor test".

   . Option 3 - The death benefit will equal the greater of (1) the face amount or (2) the minimum insurance amount under the "cash value accumulation test" (as described below).

  For the same premium payments, the death benefit under Option 2 will tend to be higher than the death benefit under Options 1 or 3. On the other hand, the monthly insurance charge will be higher under Option 2 to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Options 1 or 3 than under Option 2 for the same premium payments.

Limitations on payment of death benefit

  If the insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.

The minimum insurance amount

  In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law. Death benefit Options 1 and 2 use the "guideline premium and cash value corridor test" while Option 3 uses the "cash value accumulation test." For Options 1 and 2, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "corridor factor" applicable on that date. The corridor factors are derived by applying the "guideline premium and cash value corridor test." The corridor factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age
95. A table showing the factor for each age will appear in the policy. For Option 3, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "death benefit factor" applicable on that date. The death benefit factors are derived by applying the "cash value accumulation test." The death benefit factor decreases as attained age increases. A table showing the factor for each age will appear in the policy.

Increase in coverage

  Increases in the face amount of insurance coverage are generally not permitted under our current administrative rules. We expect to be able to allow such increases in the future, but that is not guaranteed.

Decrease in coverage

  After the first policy year, you may request a reduction in the face amount of insurance coverage, but only if:

   . the remaining face amount will be at least $100,000, and

   . the remaining face amount will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

  As to when an approved decrease would take effect, see "Effective date of certain policy transactions" below. If there is a reduction in the face amount, a pro-rata portion of the applicable CDSC will be deducted from the account value (see "Contingent deferred sales charge ('CDSC')" on page 22).

Change of death benefit option

  You may request to change your coverage from death benefit Option 1 to Option 2 or vice-versa. If you request a change from Option 1 to Option 2, we will require evidence that the insured person still meets our requirements for issuing coverage. This is because such a change increases our insurance risk exposure. If you have chosen death benefit Option 3, you can never change to either Option 1 or Option 2.

Effective date of certain policy transactions

  The following transactions take effect on the policy anniversary on or next following the date we approve your request:

   . Face amount increases, when and if permitted by our administrative rules

   . Change of death benefit option

  Face amount decreases take effect on the monthly deduction date on or next following the date we approve the request for decrease.

Tax consequences of coverage changes

  Please read "Tax considerations" starting on page 28 to learn about possible tax consequences of changing your insurance coverage under the policy.

Your beneficiary

  You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person's death. You may change the beneficiary during the insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

Ways in which we pay out policy proceeds

  You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

   . Option 1 - Proceeds left with us to accumulate with interest

   . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

   . Option 2B - Equal monthly payments for a specified period of time

   . Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

   . Option 4 - Equal monthly payments for life with no refund

   . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

  You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3.50%. If no alternative payment option has been chosen, proceeds will be paid as a single sum.

Changing a payment option

  You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact of payment option chosen

  There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

THE ACCOUNT VALUE

  From each premium payment you make, we deduct the charges described under "Deductions from premium payments" on page 21. We invest the rest in the investment options you've elected.

  Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of a Series Fund and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "Description of Charges at the Policy Level" beginning on page 21.

  The amount you've invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. Amounts you invest in the fixed investment option will not be subject to the mortality and expense risk charge described on page 22. Otherwise, the policy level charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

Commencement of investment performance

  All premium payments will be allocated among the investment options on the date as of which they are processed (as discussed on page15).

Allocation of future premium payments

  At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

  You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you.

  Under our current rules, you can make transfers out of any variable investment option anytime you wish. However, we reserve the right to impose limits on the number and frequency of transfers into and out of the variable investment options. Transfers under the dollar cost averaging program would not be counted toward any such limit.

  Transfers out of the fixed investment option are currently subject to the following restrictions:

   . You can only make such a transfer once a year and only during the 31 day period following your policy anniversary.

   . We must receive the request for such a transfer during the period beginning 60 days prior to the policy anniversary and ending 30 days after it.

   . The most you can transfer at any one time is the greater of $500 or 20% of the assets in your fixed investment option.

  We reserve the right to impose a minimum amount limit on transfers out of the fixed investment option.

Limitation on number of investment options

  Whether through the allocation of premium or through the transfer of existing account value, you can never be invested in more than ten investment options at any one time.

Dollar cost averaging

  This is a program of automatic monthly transfers out of the Money Market investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed.

  Scheduled transfers under this option may be made from the Money Market investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

  Once we receive the election in form satisfactory to us at our Life Servicing Office, transfers will begin on the second monthly deduction date following its receipt. Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the insured person.

  The dollar cost averaging and rebalancing options cannot be in effect at the same time. We reserve the right to modify, terminate or suspend the dollar cost averaging program at any time. If you have any questions with respect to dollar cost averaging, call 1-800-732-5543.

Asset rebalancing

  This is a program that automatically re-sets the percentage of your account value allocated to the variable investment options. Over time, the variations in the investment results for each variable investment option you've elected will shift the percentage allocations among them. The rebalancing program will periodically transfer your account value among the variable investment options to reestablish the preset percentages you have chosen. Rebalancing would usually result in transferring amounts from a variable investment option with relatively higher investment performance since the last rebalancing to one with relatively lower investment performance. However, rebalancing can also result in transferring amounts from a variable investment option with relatively lower current investment performance to one with relatively higher current investment performance.

  This option can be elected in the application or by sending the appropriate form to our Life Servicing Office. You must specify the frequency for rebalancing (quarterly, semi-annually or annually), the preset percentage for each variable investment option and a future beginning date. The first rebalancing will occur on the monthly deduction date that occurs on or next follows the beginning date you select.

  Once elected, rebalancing will continue until we receive notice of cancellation of the option or notice of the death of the insured person. If you cancel rebalancing, you will have to wait 30 days before you can start it again.

  The fixed investment option does not participate in and is not affected by rebalancing.The rebalancing and dollar cost averaging options cannot be in effect at the same time. We reserve the right to modify, terminate or suspend the rebalancing program at any time. If you have any questions with respect to asset rebalancing, call 1-800-732-5543.

SURRENDER AND PARTIAL WITHDRAWALS

Full surrender

  You may surrender your policy in full at any time. If you do, we will pay you the account value, less any policy loans and less any CDSC and administrative surrender charge that then applies. This is called your "surrender value." You must return your policy when you request a full surrender.

Partial withdrawals

  You may make a partial withdrawal of your surrender value at any time after the first policy year. Each partial withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your surrender value to fall below 3 months' worth of monthly charges (see "Deductions from account value" on page 21). We also reserve the right to refuse any partial withdrawal that would cause the policy's face amount to fall below $100,000. Under the Option 1 or Option 3 death benefit, the reduction of your account value occasioned by a partial withdrawal could cause the minimum insurance amount to become less than your face amount of insurance (see "The Death Benefit" on page 16). If that happens, we will automatically reduce your face amount of insurance. The calculation of that reduction is explained in the policy. If such a face amount reduction would cause your policy to fail the Code's definition of life insurance, we will not permit the partial withdrawal. If the withdrawal results in a reduction in the face amount, a pro-rata portion of the applicable CDSC will be deducted from the account value (see "Contingent deferred sales charge ('CDSC')" on page 22).

POLICY LOANS

  You may borrow from your policy at any time after it has been in effect for 1 year by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. The maximum amount you can borrow is equal to 100% of your surrender value that is in the fixed investment option plus one of the following:

   . In policy years 2 and 3 -- 75% of your surrender value that is in the variable investment options

   . In all later policy years -- 90% of your surrender value that is in the variable investment options

  The minimum amount of each loan is $300. The interest charged on any loan is an effective annual rate of 5.0% in the first 20 policy years and 4.50% thereafter. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law. We process policy loans as of the day we receive the loan request.

Repayment of policy loans

You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

   . The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

   . The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

  If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.

Effects of policy loans

   The account value, the surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

   The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

   Whenever the outstanding loan equals or exceeds the surrender value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Also, taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Policy loans may also result in adverse tax consequences under certain circumstances (see "Tax considerations" beginning on page 28).

DESCRIPTION OF CHARGES AT THE POLICY LEVEL

Deductions from premium payments

 . Premium tax charge - A charge to cover state premium taxes we currently expect to pay, on average. This charge is currently 2.35% of each premium.

 . DAC tax charge - A charge to cover the increased Federal income tax burden that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.

 . Premium sales charge - A charge to help defray our sales costs. The charge is 4% of a certain portion of the premium you pay. The portion of each year's premium that is subject to the charge is called the "Target Premium". It's determined at the time the policy is issued and will appear in the "Policy Specifications" section of the policy. We currently waive one half of this charge for policies with a face amount of $250,000 or higher, but continuation of that waiver is not guaranteed. Also, we currently intend to stop making this charge on premiums received after the 10th policy year, but this is not guaranteed either. Because policies of this type were first offered for sale in 1994, no termination of this charge has yet occurred.

Deductions from account value

 . Issue charge - A monthly charge to help defray our administrative costs.
   This is a flat dollar charge of $20 and is deducted only during the first policy year.

 . Maintenance charge - A monthly charge to help defray our administrative costs. This is a flat dollar charge of up to $8.

 . Insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of the insured person, the face amount of insurance and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person's attained age increases. (The insured person's "attained age" on any date is his or her age on the birthday nearest that date.) We currently apply a lower insurance charge for policies with a face amount of $250,000 or higher, but continuation of that practice is not guaranteed. Also, it is our current intention to reduce the insurance charge in the 10th policy year and thereafter, but such a reduction is not guaranteed either. Because policies of this type were first offered for sale in 1994, no reductions have yet been made.

 . Extra mortality charge - A monthly charge specified in your policy for additional mortality risk if the insured person is subject to certain types of special insurance risk.

 . M &E charge - A daily charge for mortality and expense risks we assume. This charge is deducted from the variable investment options. It does not apply to the fixed investment option. The current charge is at an effective annual rate of .60% of the value of the assets in each variable investment option. We guarantee that this charge will never exceed an effective annual rate of .90%.

 . Optional benefits charge - Monthly charges for any optional insurance benefits added to the policy by means of a rider. We currently offer a number of optional riders, such as the accidental death benefit rider.

 . Administrative surrender charge - A charge we deduct if the policy lapses or is surrendered in the first 9 policy years. We deduct this charge to compensate us for administrative expenses that we would otherwise not recover in the event of early lapse or surrender. The amount of the charge depends upon the policy year in which lapse or surrender occurs and the policy's face amount at that time. The maximum charge is $5 per $1,000 of face amount in policy years 1 through 7, $4 per $1,000 in policy year 8 and $3 per $1,000 in policy year 9.

 . Contingent deferred sales charge ("CDSC") - A charge we deduct if the policy lapses or is surrendered within the first 12 policy years. We deduct this charge to compensate us for sales expenses that we would otherwise not recover in the event of early lapse or surrender. The charge is a percentage of premiums received that do not exceed the Target Premium . ("Target Premium" is described above under "Deductions from premium payments.") In policy years 1 through 3, the charge is a percentage of premiums received prior to the end of the policy year in question. Thereafter, it's a percentage of only those premiums received in policy years 1 through 3. The charge reaches its maximum at the end of the third policy year, stays level through the seventh policy year, and is reduced by an equal amount at the beginning of each policy year thereafter until it reaches zero. This is shown in the following table (where the percentages are rounded to one decimal place):

----------------------------------------------------------------------
          POLICY YEAR(S)                        PERCENTAGE
         Policy years 1-7                         26.0%
          Policy year 8                           21.7%
          Policy year 9                           17.3%
          Policy year 10                          13.0%
          Policy year 11                           8.7%
          Policy year 12                           4.3%
     Policy year 13 and later                      0.0%
----------------------------------------------------------------------

    The above table applies only if the insured person is less than attained age 55 at issue. For older issue ages, the maximum is reached earlier and the percentage may decrease to zero in fewer than 12 policy years. Regardless of issue age, there is a further limitation on the CDSC that can be charged if surrender or lapse occurs in the second policy year. The CDSC cannot exceed 32% of one year's Target Premium. A pro-rata portion of the CDSC may also be charged in the case of withdrawals that reduce the face amount (see "Partial withdrawals" on page 4) and requested reductions in the face amount (see "Decrease in coverage" on page 16). The pro-rata charge is calculated by dividing the reduction in face amount by the face amount immediately prior to the reduction and then multiplying the applicable CDSC by that ratio.

 . Partial withdrawal charge - A charge for each partial withdrawal of account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $20 or 2% of the withdrawal amount.

Additional information about how certain policy charges work

Sales expenses and related charges

    The sales charges (i.e., the premium sales charge and the CDSC) help to compensate us for the cost of selling our policies. (See "Description of Charges at the Policy Level" above.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the issue charge and the maintenance charge may also be recovered from such other sources.

Effect of premium payment pattern

  You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in any policy year, or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $1,000 and you paid a premium of $1,000 for ten years, you would pay total premium sales charges of $400 and be subject to a maximum CDSC of $780. If you paid $2,000 every other policy year for ten policy years, you would pay total premium sales charges of only $200 and be subject to a maximum CDSC of only $520. However, delaying the payment of Target Premiums to later policy years could increase the risk that the account value will be insufficient to pay policy charges as they come due. As a result, the policy may lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment, with adverse tax consequences to you upon receipt of policy distributions. (See "Tax considerations" beginning on page 28.)

Method of deduction

  Unless we agree otherwise, we will deduct the monthly charges described in the Fee Tables section and any CDSC from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

  The insurance under the policy continues in full force during any grace period but, if the insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

  The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

Other charges we could impose in the future

  Except for the DAC tax charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

  We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

  Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

DESCRIPTION OF CHARGES AT THE FUND LEVEL

  The funds must pay investment management fees and other operating expenses. These fees and expenses (shown in the table on page 9) are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select.

  The figures for the funds shown in the table on page 9 are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 2002, except as indicated in the footnotes appearing at the end of those tables. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

OTHER POLICY BENEFITS, RIGHTS AND LIMITATIONS

Optional benefit riders you can add

  When you apply for a policy, you can request any of the optional benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. Charges for most riders will be deducted from the policy's account value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy. We may add to, delete from or modify the following list of optional benefit riders:

.. Disability Waiver of Charges Rider - This rider waives charges under the policy during the total disability (as defined in the rider) of the insured person. The benefit continues until earlier of (i) the policy anniversary nearest the insured person's 65th birthday or (ii) the cessation of total disability.

.. Living Care Benefit Rider - Provides for an advance payment to you of a portion of the death benefit if the insured person becomes terminally ill, as defined in the rider, with death expected within 24 months. Advances under the rider are discounted for interest at the rates specified in the rider, and we may use a portion of any advance to repay loans under your policy. The maximum advance is $1,000,000.

.. Children's Insurance Benefit Rider - This rider covers children of the insured person at the time of application and children born or adopted after the rider is purchased. For coverage to begin on any child, he or she must be more than 14 days old and less than 15 years old. Coverage will continue until the earliest of (i) termination of the rider upon request, (ii) lapse of the policy, (iii) the insured person's 65th birthday, (iv) election to convert to permanent coverage at any point in time, it is up to you to terminate the rider if no longer suits your needs.

.. Accidental Death Benefit Rider - This rider provides for an additional insurance benefit if the insured person's death is due to accidental causes between the policy anniversaries nearest the insured person's 5th and 70th birthdays.

.. Insured or Spouse YRT Rider - This rider provides a level or decreasing amount of term insurance on the life of the insured person or the insured person's spouse. The benefit is payable if the person insured under the rider dies during the term period. In applying for this rider, you must choose the term period and whether the coverage amount is level or decreasing.

Variations in policy terms

  Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

  We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes" on page 23. No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

  Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.

Procedures for issuance of a policy

  Generally, the policy is available with a minimum face amount at issue of $100,000. At the time of issue, the insured person must have an attained age of at least 20 and no more than 75. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

  Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy.

Minimum Initial Premium

  The Minimum Initial Premium must be received by us at our Life Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The minimum amount of premium required at the time of policy issue is equal to three monthly Guaranteed Death Benefit Premiums (see "Guaranteed death benefit feature" in the Basic Information section of this prospectus). However, if an owner has chosen to pay premiums on a monthly basis, the minimum amount required is only equal to one monthly Guaranteed Death Benefit Premium.

Commencement of insurance coverage

  After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person's rate class should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under "Temporary coverage prior to policy delivery" below).

  The policy will take effect only if all of the following conditions are satisfied:

   . The policy is delivered to and received by the applicant.

   . The Minimum Initial Premium is received by us.

   . Each insured person is living and still meets our health criteria for issuing insurance.

  If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

  In order to preserve a younger age at issue for the insured person, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

  The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (if it is used to preserve the insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

  If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

  Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

Changes that we can make as to your policy

  We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

  In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

   . Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

   . Combining or removing investment options

   . Changes in the form of organization of any separate account

  Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

The owner of the policy

  Who owns the policy? That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

  While the insured person is alive, you will have a number of options under the policy. Here are some major ones:

   . Determine when and how much you invest in the various investment options

   . Borrow or withdraw amounts you have in the investment options

   . Change the beneficiary who will receive the death benefit

   . Change the amount of insurance

   . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

   . Choose the form in which we will pay out the death benefit or other proceeds

  It is possible to name so-called "joint owners" of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Policy Cancellation Right

  You have the right to cancel your policy within the latest of the following periods:

   . 10 days after you receive it (this period may be longer in some states);

   . 10 days after mailing by JHVLICO of the Notice of Withdrawal Right; or

   . 45 days after the date Part A of the application has been completed.

  This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to us at one of the addresses shown on the back cover, or to the JHVLICO representative who delivered the policy to you.

  In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO or the Series Fund prior to that date. The date of cancellation will be the date of such mailing or delivery.

Reports that you will receive

  At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit and account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

  Semiannually we will send you a report containing the financial statements of the Series Funds, including a list of securities held in each fund.

Assigning your policy

  You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

When we pay policy proceeds

General

  We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive documentation of the insured person's death, we will pay the proceeds as a single sum.

Delay to challenge coverage

  We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

  We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

  We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

Delay of general account surrender proceeds

  State laws allow us to defer payment of any portion of the surrender value derived from the fixed investment option for up to 6 months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.

How you communicate with us

General Rules

  You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Life Servicing Office at the appropriate address shown on the back cover.

  Under our current rules, certain requests must be made in writing and be signed and dated by you. They include the following:

   . surrenders or partial withdrawals

   . change of death benefit option

   . increase or decrease in face amount

   . change of beneficiary

   . election of payment option for policy proceeds

   . tax withholding elections

   . election of telephone transaction privilege.

  The following requests may be made either in writing (signed and dated by you) or by telephone or fax if a special form is completed (see "Telephone and Facsimile Transactions" below):

   . loans

   . transfers of account value among investment options

   . change of allocation among investment options for new premium payments

  You should mail or express all written requests to our Life Servicing Office at the appropriate address shown on the back cover. You should also send notice of the insured person's death and related documentation to our Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

  We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Life Servicing Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone and Facsimile Transactions

  If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-732-5543 or by faxing us at 1-617-886-3048. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

  If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

  The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we reserve the right to change our telephone and facsimile transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether with respect to all policies like yours or with respect to any class of such policies.

TAX CONSIDERATIONS

  This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

General

  Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

  However, some of the tax rules change if your policy is found to be a "modified endowment contract." This can happen if you've paid more than a certain amount of premiums that is prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind.

Policy proceeds

  We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines a life insurance contract for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

  If the policy complies with Section 7702, we believe the death benefit proceeds under the policy will be excludable from the beneficiary's gross income under Section 101 of the Code. In addition, if you have elected the Long-Term Care Acceleration Rider, the rider's benefits generally will be excludable from gross income under the Code. The tax-free nature of these accelerated benefits is contingent on the rider meeting specific requirements under Section 101 and/or Section 7702B of the Code. We have designed the rider to meet these standards.

Other policy distributions

  Increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

  Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership. If you have elected the Long-Term Care Acceleration Rider, you may be deemed to have received a distribution for tax purposes each time a deduction is made from your policy's account value to pay the rider charge.

  We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

  It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy for the period of the disqualification and for subsequent periods.

  Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

  Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

Diversification rules and ownership of the Account

  Your policy will not qualify for the tax benefit of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have "investment control" over the underlying assets.

  The Treasury Department explained in its temporary regulations regarding diversification that such regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account". As the variable policy owner, you will be treated as the owner of Account assets if you have the ability to exercise investment control over them. If you are found to have such ability, you will be taxed on any income or gains the assets generate. Although the Treasury Department announced several years ago that it would provide further guidance on this issue, it had not yet done so as of the date of this prospectus.

  The ownership rights under your policy are similar to, but different in certain respects from, those described in Internal Revenue Service rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy's proportionate share of the assets of the Account.

  We do not know what will be in future Treasury Department regulations or other guidance. We cannot guarantee that the funds will be able to operate as currently described in the Series Funds' prospectuses, or that a Series Fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe it will prevent you from being considered the owner of your policy's proportionate share of the assets of the Account, but we are under no obligation to do so

7-pay premium limit

  At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

  The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment", which can have adverse tax consequences.

  The owner will be taxed on distributions and loans from a "modified endowment" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 59 1/2.

  Furthermore, any time there is a "material change" in a policy (generally the result of such things as an increase in the Additional Sum Insured, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment.

  Moreover, if benefits under a policy are reduced (such as a reduction in the Total Sum Insured or death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will generally be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

  All modified endowments issued by the same insurer (or its affiliates) to the owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment rules. A policy received in exchange for a modified endowment will itself also be a modified endowment. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 plans

  The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

LEGAL MATTERS

  The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for JHVLICO. The law firm of Foley & Lardner, Washington, D.C., has advised us on certain Federal securities law matters in connection with the policies.

FINANCIAL STATEMENTS REFERENCE

  The financial statements of JHVLICO and the Account can be found in the Statement of Additional Information. The financial statements of JHVLICO should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

REGISTRATION STATEMENT FILED WITH THE SEC

  This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

ACCOUNTING AND ACTUARIAL EXPERTS

  Ernst & Young LLP, independent auditors, have audited the consolidated financial statements of JHVLICO at December 31, 2002 and 2001, and for each of the three years in the period ended December 31, 2002, and the financial statements of the Account at December 31, 2002 and for each of the periods indicated therein, as set forth in their reports. We've included these financial statements in the Statement of Additional Information and elsewhere in the registration statement in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

  Actuarial matters included in this prospectus have been examined by Paul J. Strong, F.S.A., MAAA, Vice President and Illustration Actuary of JHVLICO and Vice President of John Hancock.

                  ALPHABETICAL INDEX OF KEY WORDS AND PHRASES

  This index should help you locate more information about many of the important concepts in this prospectus.

KEY WORD OR PHRASE                                                         PAGE
Account. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           12
account value. . . . . . . . . . . . . . . . . . . . . . . . . . .            4
attained age . . . . . . . . . . . . . . . . . . . . . . . . . . .           21
beneficiary. . . . . . . . . . . . . . . . . . . . . . . . . . . .           17
business day . . . . . . . . . . . . . . . . . . . . . . . . . . .           13
changing Option 1or 2, . . . . . . . . . . . . . . . . . . . . . .           17
changing the face amount . . . . . . . . . . . . . . . . . . . . .           16
charges. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           21
Code . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           28
contingent deferred sales charge . . . . . . . . . . . . . . . . .           22
cost of insurance rates. . . . . . . . . . . . . . . . . . . . . .           21
date of issue. . . . . . . . . . . . . . . . . . . . . . . . . . .           25
death benefit. . . . . . . . . . . . . . . . . . . . . . . . . . .           16
deductions . . . . . . . . . . . . . . . . . . . . . . . . . . . .           21
dollar cost averaging. . . . . . . . . . . . . . . . . . . . . . .           19
expenses of the Series Fund. . . . . . . . . . . . . . . . . . . .           24
face amount. . . . . . . . . . . . . . . . . . . . . . . . . . . .           16
fixed investment option. . . . . . . . . . . . . . . . . . . . . .           13
full surrender . . . . . . . . . . . . . . . . . . . . . . . . . .           20
fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           12
grace period . . . . . . . . . . . . . . . . . . . . . . . . . . .           15
guaranteed death benefit feature . . . . . . . . . . . . . . . . .           15
Guaranteed Death Benefit Premium . . . . . . . . . . . . . . . . .           15
insurance charge . . . . . . . . . . . . . . . . . . . . . . . . .           22
insured person . . . . . . . . . . . . . . . . . . . . . . . . . .            3
investment options . . . . . . . . . . . . . . . . . . . . . . . .            1
JHVLICO. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           12
lapse. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           15
loan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           20
loan interest. . . . . . . . . . . . . . . . . . . . . . . . . . .           20
maximum premiums . . . . . . . . . . . . . . . . . . . . . . . . .           14
Minimum Initial Premium. . . . . . . . . . . . . . . . . . . . . .           24
minimum insurance amount . . . . . . . . . . . . . . . . . . . . .           16
modified endowment contract. . . . . . . . . . . . . . . . . . . .           30
monthly deduction date . . . . . . . . . . . . . . . . . . . . . .           25
mortality and expense risk charge. . . . . . . . . . . . . . . . .           22
Option 1; Option 2; Option 3 . . . . . . . . . . . . . . . . . . .            3
optional benefits charge . . . . . . . . . . . . . . . . . . . . .           22
owner. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           26
partial withdrawal . . . . . . . . . . . . . . . . . . . . . . . .           20
partial withdrawal charge. . . . . . . . . . . . . . . . . . . . .           22
payment options. . . . . . . . . . . . . . . . . . . . . . . . . .           17
Planned Premium. . . . . . . . . . . . . . . . . . . . . . . . . .           14
policy anniversary . . . . . . . . . . . . . . . . . . . . . . . .           25
policy year. . . . . . . . . . . . . . . . . . . . . . . . . . . .           25
premium; premium payment . . . . . . . . . . . . . . . . . . . . .            3
premium sales charge . . . . . . . . . . . . . . . . . . . . . . .           21
prospectus . . . . . . . . . . . . . . . . . . . . . . . . . . . .            2
receive; receipt . . . . . . . . . . . . . . . . . . . . . . . . .           27
reinstate; reinstatement . . . . . . . . . . . . . . . . . . . . .           15
SEC. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           13
Separate Account U . . . . . . . . . . . . . . . . . . . . . . . .           12
Series Fund. . . . . . . . . . . . . . . . . . . . . . . . . . . .           12
Servicing Office . . . . . . . . . . . . . . . . . . . . . . . . .   Back Cover
special loan account . . . . . . . . . . . . . . . . . . . . . . .           20
subaccount . . . . . . . . . . . . . . . . . . . . . . . . . . . .           12
surrender. . . . . . . . . . . . . . . . . . . . . . . . . . . . .            3
surrender charge . . . . . . . . . . . . . . . . . . . . . . . . .            3
surrender value. . . . . . . . . . . . . . . . . . . . . . . . . .            3
Target Premium . . . . . . . . . . . . . . . . . . . . . . . . . .           21
tax considerations . . . . . . . . . . . . . . . . . . . . . . . .           28
telephone transfers. . . . . . . . . . . . . . . . . . . . . . . .           28
transfers of account value . . . . . . . . . . . . . . . . . . . .           18
variable investment options. . . . . . . . . . . . . . . . . . . .           12
we; us . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           12
withdrawal . . . . . . . . . . . . . . . . . . . . . . . . . . . .           20
withdrawal charge. . . . . . . . . . . . . . . . . . . . . . . . .           20
you; your. . . . . . . . . . . . . . . . . . . . . . . . . . . . .           26

  In addition to this prospectus, JHVLICO has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information (the "SAI") which contains additional information about JHVLICO and the Account. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your JHVLICO representative. The SAI may be obtained by contacting the JHVLICO Servicing Office. You should also contact the JHVLICO Servicing Office to request any other information about your policy or to make any inquiries about its operation.




                            JHVLICO SERVICING OFFICE

                     EXPRESS DELIVERY            MAIL DELIVERY
                  529 Main Street (X-4)           P.O. Box 111
                  Charlestown, MA 02129         Boston, MA 02117

                          PHONE:                      FAX:
                      1-800-732-5543             1-617-886-3048




  Information about the Account (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about the Account are available on the SEC's Internet website at HTTP://WWW.SEC.GOV. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549-0102.




Investment Company Act File No. 811-3068

                      Statement of Additional Information
                               dated May 1, 2003
                                for interests in

              John Hancock Variable Life Account U ("Registrant")
                       Interests are made available under

                            MEDALLION VARIABLE LIFE
a flexible premium variable UNIVERSAL POLICY life SURVIVORSHIP POLICY insurance policy
                                   issued by

            JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")

                           ("JHVLICO" or "Depositor")

This is a Statement of Additional Information ("SAI"). It is not the prospectus. The prospectus may be obtained from a JHVLICO representative or by contacting the JHVLICO Servicing Office at the telephone number or address shown on the back cover of this SAI.



                               TABLE OF CONTENTS





Contents of this SAI                                         Beginning on page
Description of the Depositor. . . . . . . . . . . . . . .            2
Description of the Registrant . . . . . . . . . . . . . .            2
Services Provided by John Hancock and Affiliates. . . . .            2
Other Service Providers . . . . . . . . . . . . . . . . .            2
Principal Underwriter and Distributor . . . . . . . . . .
Financial Statements of Registrant and Depositor. . . . .            4

Description of the Depositor

  Under the federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the "Depositor." In this case, the Depositor is JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law, with its home office at 197 Clarendon Street, Boston, Massachusetts, 02117. JHVLICO is authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. JHVLICO began selling variable life insurance policies in 1980.

  JHVLICO is regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines its affairs. JHVLICO is also subject to the applicable insurance laws and regulations of all jurisdictions in which it is authorized to do business. JHVLICIO is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which JHVLICO is subject, however, does not provide a guarantee as to such matters.

  JHVLICO is a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 2002, John Hancock's assets were approximately $88 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable JHVLICO to meet its reserve requirements and expenses in connection with its business. John Hancock is committed to make additional capital contributions if necessary to ensure that JHVLICO maintains a positive net worth.

Description of the Registrant

  Under the federal securities laws, the registered separate account underlying the variable life insurance policy is known as the "Registrant." In this case, the Registrant is John Hancock Variable Life Account U (the "Account"), a separate account established by JHVLICO under Massachusetts law. The variable investment options shown on page 1 of the prospectus are in fact subaccounts of the Account. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or of JHVLICO.

  The Account's assets are JHVLICO's property. Each policy provides that amounts JHVLICO holds in the Account pursuant to the policies cannot be reached by any other persons who may have claims against JHVLICO.

  New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

Services Provided by John Hancock and Affliates

  The administration of all policies issued by JHVLICO and of all registered separate accounts organized by JHVLICO is provided by John Hancock, either directly or through wholly-owned subsidiaries such as John Hancock Signature Services, Inc. Neither JHVLICO nor the separate accounts are assessed any charges for such services.

Other Service Providers

  Until March 1, 2002, John Hancock provided all custodianship and depository services for the Registrant. As of March 1, 2002, those services were outsourced to State Street Bank. State Street Bank's address is 225 Franklin Street, Boston, Massachusetts, 02110.

  Ernst & Young LLP, independent auditors, have audited the financial statements of the Registrant at December 31, 2002 and for each of the periods indicated therein, as set forth in their report. These financial statements are included in this Statement of Additional Information in reliance on Ernst & Young LLP's report, given on their authority as experts in accounting and auditing. Ernst & Young LLP's address is 200 Clarendon Street, Boston, Massachusetts 02116.

Principal Underwriter and Distributor

  Signator Investors, Inc.("Signator"), a subsidiary of John Hancock, acts as principal distributor of the policies sold through the prospectus to which this SAI relates. Signator is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. Signator's address is 200 Clarendon Street, John Hancock Place, Boston, Massachusetts 02117.

  You can purchase a policy through representatives of broker-dealers and certain financial institutions who have entered into selling agreements with Signator and JHVLICO. JHVLICO pay compensation to these broker-dealers for promoting, marketing and selling JHVLICO products through their representatives who are authorized by applicable law to sell variable life insurance polices. In turn, the broker-dealers pay a portion of the compensation to these representatives, under their own arrangements. The most common schedule of gross commissions (inclusive of overrides and expense allowance payments paid to such broker-dealers and financial institutions) for minimum face amounts of less than $250,000 is as follows:

   . 97.50% of the Target Premium paid in the first policy year plus 5.85% of any excess premium payments,

   . 6% of the Target Premium paid in each of policy years 2 through 4 plus 3% of any excess premium payments, and

   . 3% of all premiums paid in policy years 5 through 10.

  In situations where the broker-dealer provides some or all of the additional marketing services required, JHVLICO pays an additional gross first year commission of up to 20% of premiums paid up to the Target Premium. In such instances, JHVLICO may also pay an additional gross renewal commission. The additional gross renewal commission would not be expected to exceed 0.10% of account value less policy loans in policy years 2 and thereafter. For limited periods of time, JHVLICO may pay additional compensation to broker-dealers or financial institutions as part of special sales promotions.

  Signator also pays its branch office principals, who are also independent general agents of ours, for sales of the policies to Signator customers. In turn, the branch office principals pay a portion of their compensation to their assigned marketing representatives, under their own arrangements. The most common schedule of gross commission (inclusive of overrides and expense allowance payments paid to such branch office principals) is as follows:

   . 89% of the Target Premium paid in the first policy year, 11% of the Target Premium paid in each of policy years 2 through 4, and 3% of the Target Premium paid in each policy year thereafter,

   . 5.89% of any premium paid in the first policy year in excess of the Target Premium, and

   . 3% to 3.25% of any premium paid in any other policy year in excess of the Target Premium.

  Representatives who meet certain productivity and persistency standards may be eligible for additional compensation. From time to time, Signator, at its expense, may provide significant additional amounts to financial services firms which sell or arrange for the sale of the policies. Such amounts may include, for example, financial assistance to financial services firms in connection with their conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, and/or other events or activities sponsored by the financial services firms.

  JHVLICO offers these contracts on a continuous basis, but Signator is not obligated to sell any particular amount of policies. Signator also serves as principal underwriter for John Hancock Variable Annuity Accounts U, I and V, and John Hancock Variable Life Accounts S, V and UV, all of which are registered under the 1940 Act. Signator is also the principal underwriter for the John Hancock Variable Series Trust I.

  JHVLICO reimburses Signator for certain direct and indirect expenses actually incurred in connection with the marketing of these contracts. John Hancock (on behalf of JHVLICO) performs insurance underwriting and determines whether to accept or reject the application for a policy and each insured person's risk classification. Officers and employees of John Hancock and JHVLICO are covered by a blanket bond by a commercial carrier in the amount of $25 million.

  The aggregate dollar amount paid to Signator by JHVLICO for each of the last three years is as follows:

2002. . . . . . . . . .       $100,282,138
2001. . . . . . . . . .       $114,921,206
2000. . . . . . . . . .       $121,926,879

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors
John Hancock Variable Life Insurance Company

We have audited the accompanying consolidated balance sheets of John Hancock Variable Life Insurance Company as of December 31, 2002 and 2001, and the related consolidated statements of income, changes in shareholder's equity and comprehensive income, and cash flows for each of the three years in the period ended December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Variable Life Insurance Company at December 31, 2002 and 2001, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States.

As discussed in Note 1 to the consolidated financial statements, in 2001 the Company changed its method of accounting for derivatives.




                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
March 14, 2003

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS



                                                             December 31
                                                           2002        2001
                                                         ---------  -----------
                                                            (in millions)
Assets
Investments - Notes 3 and 4
Fixed maturities:
 Held-to-maturity - at amortized cost (fair value: 2002
  - $83.3; 2001 - $82.1) . . . . . . . . . . . . . . .   $    83.8   $    83.7
 Available-for-sale - at fair value (cost: 2002 -
  $2,949.3; 2001 - $2,391.9) . . . . . . . . . . . . .     3,011.3     2,412.5
Equity securities:
 Available-for-sale - at fair value (cost: 2002 -
  $11.1; 2001 - $12.1) . . . . . . . . . . . . . . . .        11.9        13.1
Mortgage loans on real estate. . . . . . . . . . . . .       668.4       580.9
Real estate. . . . . . . . . . . . . . . . . . . . . .        20.4        20.6
Policy loans . . . . . . . . . . . . . . . . . . . . .       359.4       352.0
Short-term investments . . . . . . . . . . . . . . . .         0.1          --
Other invested assets. . . . . . . . . . . . . . . . .        88.8        39.6
                                                         ---------   ---------
 Total Investments . . . . . . . . . . . . . . . . . .     4,244.1     3,502.4
Cash and cash equivalents. . . . . . . . . . . . . . .       202.9       115.4
Accrued investment income. . . . . . . . . . . . . . .        70.1        60.8
Premiums and accounts receivable . . . . . . . . . . .         3.8        12.5
Deferred policy acquisition costs. . . . . . . . . . .     1,164.8     1,060.8
Reinsurance recoverable - Note 6 . . . . . . . . . . .       149.2       110.4
Other assets . . . . . . . . . . . . . . . . . . . . .       122.9       121.8
Separate account assets. . . . . . . . . . . . . . . .     5,883.7     6,729.1
                                                         ---------   ---------
 Total Assets. . . . . . . . . . . . . . . . . . . . .   $11,841.5   $11,713.2
                                                         =========   =========



The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                             December 31,
                                                           2002        2001
                                                         ---------  -----------
                                                            (in millions)
Liabilities and Shareholder's Equity
Liabilities
Future policy benefits . . . . . . . . . . . . . . . .   $ 4,068.7   $ 3,335.4
Policyholders' funds . . . . . . . . . . . . . . . . .         3.3         3.0
Unearned revenue . . . . . . . . . . . . . . . . . . .       243.5       221.0
Unpaid claims and claim expense reserves . . . . . . .        24.7        25.0
Dividends payable to policyholders . . . . . . . . . .         0.4         0.3
Income taxes - Note 5. . . . . . . . . . . . . . . . .       229.8       191.1
Other liabilities. . . . . . . . . . . . . . . . . . .       298.5       242.7
Separate account liabilities . . . . . . . . . . . . .     5,883.7     6,729.1
                                                         ---------   ---------
 Total Liabilities . . . . . . . . . . . . . . . . . .    10,752.6    10,747.6
Shareholder's Equity - Note 8
Common stock, $50 par value; 50,000 shares authorized
 and outstanding . . . . . . . . . . . . . . . . . . .         2.5         2.5
Additional paid in capital . . . . . . . . . . . . . .       572.4       572.4
Retained earnings. . . . . . . . . . . . . . . . . . .       492.6       377.8
Accumulated other comprehensive income . . . . . . . .        21.4        12.9
                                                         ---------   ---------
 Total Shareholder's Equity. . . . . . . . . . . . . .     1,088.9       965.6
                                                         ---------   ---------
 Total Liabilities and Shareholder's Equity. . . . . .   $11,841.5   $11,713.2
                                                         =========   =========



The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF INCOME



                                                   Years Ended December 31,
                                                    2002      2001      2000
                                                   --------  -------  ---------
                                                         (in millions)
Revenues
Premiums . . . . . . . . . . . . . . . . . . . .   $ 58.5    $ 60.1    $ 28.6
Universal life and investment-type product
 charges . . . . . . . . . . . . . . . . . . . .    356.0     365.4     337.1
Net investment income - Note 3 . . . . . . . . .    270.1     227.0     213.4
Net realized investment and other gains (losses),
 net of related amortization of deferred policy
 acquisition costs of $(7.5), $(1.5) and $(3.8),
 respectively - Notes 1, 3, and 9. . . . . . . .    (20.8)     (9.0)    (10.6)
Other revenues . . . . . . . . . . . . . . . . .      1.3      24.0       0.2
                                                   ------    ------    ------
Total revenues . . . . . . . . . . . . . . . . .    665.1     667.5     568.7

Benefits and expenses
Benefits to policyholders. . . . . . . . . . . .    344.1     294.1     248.6
Other operating costs and expenses . . . . . . .     69.0      76.2     116.8
Amortization of deferred policy acquisition
 costs, excluding amounts related to net realized
 investment and other gains (losses) of $(7.5),
 $(1.5) and $(3.8), respectively - Notes 1, 3 and
 9 . . . . . . . . . . . . . . . . . . . . . . .     60.0      67.1      34.0
Dividends to policyholders . . . . . . . . . . .     18.8      21.4      26.1
                                                   ------    ------    ------

Total benefits and expenses. . . . . . . . . . .    491.9     458.8     425.5
                                                   ------    ------    ------

Income before income taxes and cumulative effect
 of accounting change. . . . . . . . . . . . . .    173.2     208.7     143.2

Income taxes - Note 5. . . . . . . . . . . . . .     58.4      62.2      43.8
                                                   ------    ------    ------

Income before cumulative effect of accounting
 change. . . . . . . . . . . . . . . . . . . . .    114.8     146.5      99.4

Cumulative effect of accounting change, net of
 tax . . . . . . . . . . . . . . . . . . . . . .       --      (1.6)       --
                                                   ------    ------    ------

Net income . . . . . . . . . . . . . . . . . . .   $114.8    $144.9    $ 99.4
                                                   ======    ======    ======



The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

           CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY
                            AND COMPREHENSIVE INCOME


                                                       Accumulated
                                Additional                Other          Total
                        Common   Paid In    Retained  Comprehensive  Shareholder's   Outstanding
                        Stock    Capital    Earnings     Income         Equity         Shares
                        ------  ----------  --------  -------------  -------------  -------------
                                        (in millions, except for share amounts)

Balance at January 1,
 2000 . . . . . . . .    $2.5     $572.4     $133.5      $(13.4)       $  695.0         50.0

Comprehensive income:
Net income. . . . . .                          99.4                        99.4
Other comprehensive
 income,
 net of tax:
 Net unrealized gains                                      11.2            11.2
                                                                       --------
Comprehensive income                                                      110.6
                         ----     ------     ------      ------        --------         ----
Balance at December
 31, 2000 . . . . . .    $2.5     $572.4     $232.9      $ (2.2)       $  805.6         50.0
                         ====     ======     ======      ======        ========         ====

Comprehensive income:
Net income. . . . . .                         144.9                       144.9
Other comprehensive
 income,
 net of tax:
 Net unrealized gains                                       7.9             7.9
                                                                       --------
Comprehensive income.                                                     152.8
Change in accounting
 principle. . . . . .                                       7.2             7.2
                         ----     ------     ------      ------        --------         ----
Balance at December
 31, 2001 . . . . . .    $2.5     $572.4     $377.8      $ 12.9        $  965.6         50.0
                         ====     ======     ======      ======        ========         ====

Comprehensive income:
 Net income . . . . .                         114.8                       114.8
Other comprehensive
 income, net of tax:
 Net unrealized gains                                      10.0            10.0
 Cash Flow Hedges . .                                      (1.5)           (1.5)
                                                                       --------
Comprehensive income.                                                     123.3
                         ----     ------     ------      ------        --------         ----
Balance at December
 31, 2002 . . . . . .    $2.5     $572.4     $492.6      $ 21.4        $1,088.9         50.0
                         ====     ======     ======      ======        ========         ====


The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS



                                                Years Ended December 31,
                                               2002        2001        2000
                                             ----------  ----------  ----------
                                                      (in millions)
Cash flows from operating activities:
 Net income                                  $   114.8   $   144.9    $  99.4
   Adjustments to reconcile net income to
    net cash (used in) provided by
    operating activities:
    Amortization of discount - fixed
     maturities. . . . . . . . . . . . . .        (0.3)       (0.4)      (1.9)
    Net realized investment and other
     losses. . . . . . . . . . . . . . . .        20.8         9.0       10.6
    Change in deferred policy acquisition
     costs . . . . . . . . . . . . . . . .      (124.6)      (74.1)    (141.5)
    Depreciation and amortization. . . . .         1.3         0.3        1.9
    Increase in accrued investment income.        (9.3)       (8.6)     (10.2)
    Decrease (increase) in premiums and
     accounts receivable . . . . . . . . .         8.7        (5.5)       0.3
    (Increase) decrease in other assets and
     other liabilities, net. . . . . . . .       (28.0)     (159.2)      70.7
    (Decrease) increase in policy
     liabilities and accruals, net . . . .       (53.3)      289.1     (401.1)
    Increase in income taxes . . . . . . .        33.5       118.7       22.5
                                             ---------   ---------    -------
    Net cash (used in) provided by
     operating activities. . . . . . . . .       (36.4)      314.2     (349.3)
Cash flows from investing activities:
 Sales of:
   Fixed maturities available-for-sale . .       460.2       184.6      194.6
   Equity securities available-for-sale. .         7.4         6.0        1.0
   Real estate . . . . . . . . . . . . . .         0.3         3.3        0.2
   Short-term investments and other
    invested assets                                 --          --        1.3
 Maturities, prepayments and scheduled
  redemptions of:
   Fixed maturities held-to-maturity . . .         3.2         4.5       79.9
   Fixed maturities available-for-sale . .       155.7       180.4       91.5
   Short-term investments and other
    invested assets. . . . . . . . . . . .        24.9        46.5       10.1
   Mortgage loans on real estate . . . . .        90.7        66.4       85.6
 Purchases of:
   Fixed maturities held-to-maturity . . .        (3.1)       (5.1)    (127.2)
   Fixed maturities available-for-sale . .    (1,174.5)   (1,112.3)    (424.7)
   Equity securities available-for-sale. .        (3.9)       (6.1)      (0.6)
   Real estate . . . . . . . . . . . . . .        (0.1)       (0.6)      (0.4)
   Short-term investments and other
    invested assets. . . . . . . . . . . .       (73.3)      (39.6)     (38.8)
   Mortgage loans on real estate issued. .      (170.4)      (85.0)    (100.5)
   Other, net. . . . . . . . . . . . . . .       (10.1)      (25.6)     (41.5)
                                             ---------   ---------    -------
    Net cash used in investing activities.   $  (693.0)  $  (782.6)   $(269.5)



The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                 Years Ended December 31,
                                                2002       2001        2000
                                              ---------  ---------  -----------
                                                      (in millions)
Cash flows from financing activities:
 Universal life and investment-type contract
  deposits. . . . . . . . . . . . . . . . .   $1,232.1   $1,220.7    $1,067.2
 Universal life and investment-type contract
  maturities and withdrawals. . . . . . . .     (415.2)    (914.2)     (430.7)
                                              --------   --------    --------
 Net cash provided by financing activities.      816.9      306.5       636.5
                                              --------   --------    --------
 Net increase (decrease) in cash and cash
  equivalents . . . . . . . . . . . . . . .       87.5     (161.9)       17.7
Cash and cash equivalents at beginning of
 year . . . . . . . . . . . . . . . . . . .      115.4      277.3       259.6
                                              --------   --------    --------
Cash and cash equivalents at end of year. .   $  202.9   $  115.4    $  277.3
                                              ========   ========    ========



The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 1 - Summary of Significant Accounting Policies


Business

John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock or the Parent). The Company, domiciled in the Commonwealth of Massachusetts, issues variable and universal life insurance policies, individual whole and term life policies and fixed and variable annuity contracts. Those policies primarily are marketed through John Hancock's sales organization, which includes a career agency system composed of independent general agencies, supported by John Hancock, and a direct brokerage system that markets directly to external independent brokers.
 Policies are also sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.


Basis of Presentation

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, Investors Partner Life Insurance Company (IPL). All significant intercompany transactions and balances have been eliminated.

Partnerships, joint venture interests and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included
in other invested assets.   Special purpose entities (SPEs) in which the Company
does not have a controlling financial interest are accounted for under guidance appropriate to each relationship.


Reorganization and Initial Public Offering

Pursuant to a Plan of Reorganization approved by the policyholders and the Commonwealth of Massachusetts Division of Insurance, effective February 1, 2000, John Hancock converted from a mutual life insurance company to a stock life insurance company (i.e., demutualized) and became a wholly owned subsidiary of John Hancock Financial Services, Inc., which is a holding company. In connection with the reorganization, John Hancock Mutual Life Insurance Company changed its name to John Hancock Life Insurance Company. In addition, on February 1, 2000, John Hancock Financial Services, Inc. completed its initial public offering and 102.0 million shares of common stock were issued at a price of $17.00 per share.


Investments

The Company classifies its debt and equity investment securities into one of two categories: held-to-maturity, or available-for-sale. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date. Fixed maturity investments include bonds, mortgage-backed securities, and redeemable preferred stock and are classified as held-to-maturity or available-for-sale. Those bonds and mortgage-backed securities that the Company has the positive intent and ability to hold to maturity are classified as held-to-maturity and carried at amortized cost. Fixed maturity investments not classified as held-to-maturity are classified as available-for-sale and are carried at fair value. Unrealized gains and losses related to available-for-sale securities are reflected in shareholders' equity, net of related amortization of deferred policy acquisition costs, and applicable taxes. Interest income is generally recorded on an accrual basis. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income. The amortized cost of fixed maturity investments is adjusted for impairments in value deemed to be other than temporary, and such adjustments are reported as a component of net realized investment and other gains (losses).

For the mortgage-backed bond portion of the fixed maturity investment portfolio, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities.
When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Equity securities include common stock and non-redeemable preferred stock, and are classified as available for sale. Equity securities that have readily determinable fair values are carried at fair value. Unrealized gains and losses on equity securities are reflected in shareholder's equity, as described above for fixed maturity securities. Impairments in value deemed to be other than temporary are reported as a component of net realized investment and other gains (losses).

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premium or discount, less allowance for probable losses.
 When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, the loan is deemed to be impaired and a valuation allowance for probable losses is established. The valuation allowance is based on the present value of the expected future cash flows, discounted at the loan's original effective interest rate or is based on the collateral value of the loan if the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses).
 Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the collateral's fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Real estate to be disposed of is carried at the lower of cost or fair value less costs to sell. Any changes to the valuation allowance for real estate to be disposed of is reported as a component of net realized investment and other gains (losses). The Company does not depreciate real estate to be disposed of.
  The carrying value of the Company's real estate to be disposed of was $10.6 million at December 31, 2002 and 2001, and is reported in real estate in the investment section of the consolidated balance sheets.

Policy loans are carried at unpaid principal balances, which approximate fair value.

Short-term investments are carried at amortized cost, which approximates fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on the basis of specific identification and are reported net of related amortization of deferred policy acquisition costs.


Derivative Financial Instruments

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates and equity market prices, and also to manage the duration of assets and liabilities. All derivative instruments are carried on the consolidated balance sheets at fair value.

In certain cases, the Company uses hedge accounting as allowed by Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards
(SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, any changes in fair value of the derivative instruments as well as the offsetting changes in fair value of the hedged items are recorded in net realized investment and other gains (losses). For fair value hedges, when the derivative has been terminated, a final fair value change will be recorded in net realized investment and other gains (losses), as well as the offsetting changes in fair value for the hedged item. At maturity, expiry or sale of the hedged item, a final fair value change for the hedged item will be recorded in net realized investment and other gains (losses), as well as offsetting changes in fair value for the derivative.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Basis adjustments are amortized into income through net realized investment and other gains (losses). For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in other comprehensive income, and then reclassified into income when the hedged item affects income. When a cash flow hedge is terminated, the effective portion of the accumulated derivative gain or loss will continue to be reported in other comprehensive income and then reclassified into income when the hedged item affects income. If it is determined that the forecasted transaction is not probable of occurring, the accumulated derivative gain or loss included in other comprehensive income would be immediately recognized in earnings.

Hedge effectiveness is assessed quarterly using a variety of techniques including regression analysis and cumulative dollar offset. When it is determined that a derivative is not effective as a hedge, the Company discontinues hedge accounting. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the hedged risk in the hedged item.

In cases where the Company receives or pays a premium as consideration for entering into a derivative instrument (i.e., interest rate caps and floors, swaptions, and equity collars), the premium is amortized into investment income over the term of the derivative instrument. The change in fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not hedges are included in net realized investment and other gains (losses).


Cash and Cash Equivalents

Cash and cash equivalents include cash and all highly liquid debt investments with a maturity of three months or less when purchased.


Deferred Policy Acquisition Costs

Deferred Acquisition Costs (DAC) are costs that vary with, and are related primarily to, the production of new business and have been deferred to the extent that they are deemed recoverable. Such costs include commissions, certain costs of policy issue and underwriting, and certain agency expenses. The Company tests the recoverability of its DAC quarterly with a model that uses data such as market performance, lapse rates and expense levels. As of December 31, 2002, the Company's DAC costs are deemed recoverable.

Similarly, any amounts assessed as initiation fees, or front-end loads, are
recorded as unearned revenue.   For non-participating term life insurance
products, such costs are being amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For participating traditional life insurance policies, such costs are being amortized over the life of the contracts at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the contracts. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. For universal life insurance contracts and investment-type products, such costs and unearned revenues are being amortized generally in proportion to the present value of expected gross profits arising principally from surrender charges, investment results and mortality and expense margins.

In the development of expected gross profits, the Company is required to estimate the growth in the policyholder account balances upon which certain asset based fees are charged. In doing so, the Company assumes that, over the long term, account balances will grow from investment performance. The rate of growth takes into account the current fixed income/equity mix of account balances as well as historical fixed income and equity returns. The Company also assumes that historical variances from the long term rate will reverse over the next five year period. The resulting rates for the next five years are reviewed for reasonableness, and they are raised or lowered if they produce an annual growth rate that the Company believes to be unreasonable.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The effects on the amortization of DAC and unearned revenues of revisions to estimated gross margins and profits are reflected in earnings in the period such revisions are made. Expected gross profits or expected gross margins are discounted at periodically revised interest rates and are applied to the remaining benefit period. At December 31, 2002, the average discount rate was 6.2% and the total amortization period life was 30 years for universal life products.

As of September 30, 2002, the Company changed several future assumptions with respect to the expected gross profits in its variable life and variable annuity businesses. First, we lowered the long-term growth rate assumption from 9%, to 8%, gross of fees. Second, we lowered the average rates for the next five years from the mid-teens to 13%. In addition, we increased certain fee rates on these policies (the variable series trust (VST) fee increase). These three changes are referred to collectively as the Q3 unlocking. The direct effect of the Q3 unlocking at September 30, 2002 was an acceleration of amortization of DAC of $15.1 million in the variable annuity business in the Asset Gathering Segment and $10.2 million (net of $10.4 million of unearned revenue and $1.3 million in policy benefit reserves) in the variable life business in the Protection Segment. The impact on net income of the Q3 unlocking a reduction of approximately $16.5 million. Total amortization of DAC, including the acceleration of amortization of DAC mentioned above, was $60.0 million, $67.1 million and $34.0 million for the years ended December 31, 2002, 2001 and 2000, respectively.

Amortization of DAC is allocated to: (1) net realized investment and other gains (losses) for those products in which such gains (losses) have a direct impact on the amortization of DAC; (2) unrealized investment gains and losses, net of tax, to provide for the effect on the DAC asset that would result from the realization of unrealized gains and losses on assets backing participating traditional life insurance and universal life and investment-type contracts; and
(3) a separate component of benefits and expenses to reflect amortization related to the gross margins or profits, excluding realized gains and losses, relating to policies and contracts in force.

Net realized investment and other gains (losses) related to certain products have a direct impact on the amortization of DAC as such gains and losses affect the amount and timing of profit emergence. Accordingly, to the extent that such amortization results from net realized investment and other gains (losses), management believes that presenting realized investment gains and losses net of related amortization of DAC provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.


Reinsurance

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying statements of income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations.


Value of Business Acquired

The Company records intangible assets representing the present value of estimated future profits of insurance policies inforce related to businesses acquired. These assets are recorded as the value of business acquired (VOBA), and are included in other assets in the consolidated balance sheets. VOBA is amortized over the related policy periods, up to 30 years. VOBA amortization expense is recognized each period in proportion to the change in the present value of expected gross profits, or in proportion to the recognition of premiums related to the policies acquired, depending on the nature of the policies acquired. Refer to Note 11 - Value of Business Acquired for presentation of summarized financial information regarding VOBA.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Separate Accounts

Separate account assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contractholders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contractholders who bear the investment risk, subject in some cases to principal guarantees and minimum guaranteed rates of return. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, net investment income and net realized investment and other gains (losses) of separate accounts are not included in the revenues of the Company. Fees charged to contractholders, principally mortality, policy administration and surrender charges, are included in universal life and investment-type product charges.


Future Policy Benefits and Policyholders' Funds

Future policy benefits for participating traditional life insurance policies are based on the net level premium method. This net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates, which range from 4.5% to 6.3%. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the contract.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency, interest and expenses established at policy issue.

Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest and expense assumptions, include a margin for adverse deviation. Benefit liabilities for annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 7.0% to 8.3% for life insurance liabilities, and from 3.5% to 10.3% for individual annuity liabilities.

Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual life claims and estimates of incurred but not reported claims based on historical claims development patterns.

Estimates of future policy benefit reserves, claim reserves and expenses are reviewed continually and adjusted as necessary; such adjustments are reflected in current earnings. Although considerable variability is inherent in such estimates, management believes that future policy benefit reserves and unpaid claims and claims expense reserves are adequate.

Policyholders' funds for universal life and investment-type products are equal to the policyholder account values before surrender charges. Policy benefits that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders' account balances. Interest crediting rates range from 3.0% to 8.0% for universal life products.


Participating Insurance

Participating business represents approximately 5.4% and 7.6% of the Company's life insurance in-force at December 31, 2002 and 2001, respectively.

The amount of policyholders' dividends to be paid is approved annually by the Company's Board of Directors. The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year and is also based on management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Revenue Recognition

Premiums from participating and non-participating traditional life insurance and annuity policies with life contingencies are recognized as income when due.

Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges.

Premiums for contracts with a single premium or a limited number of premium payments, due over a significantly shorter period than the total period over which benefits are provided, are recorded when due. The portion of such premium that is not required to provide for all benefits and expenses is deferred and recognized in income in a constant relationship with insurance in force or, for annuities, the amount of expected future benefit payments.


Federal Income Taxes

The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized.


Foreign Currency Translation

Gains or losses on foreign currency transactions are reflected in earnings.


Cumulative Effect of Accounting Changes

On January 1, 2001, the Company adopted SFAS No. 133, as amended by SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities, an amendment of FASB Statement No. 133." The adoption of SFAS No. 133, as amended, resulted in a charge to operations accounted for as a cumulative effect of accounting change of $1.6 million (net of tax benefit of $0.4 million) as of January 1, 2001. In addition, as of January 1, 2001, a $7.2 million (net of tax of $3.9 million) cumulative effect of accounting change was recorded in other comprehensive income for (1) the transition adjustment in the adoption of SFAS 133, as amended, an increase of $0.8 million (net of tax of $0.4 million), and (2) the reclassification of $603.1 million in securities from the held-to-maturity category to the available-for-sale category, an increase of $6.4 million (net of tax of $3.4 million).


Recent Accounting Pronouncements


FASB Derivative Implementation Group Issue No. 36 - Embedded Derivatives:
 Bifurcation of a Debt Instrument that Incorporates Both Interest Rate Risk and Credit Rate Risk Exposures that are Unrelated or Only Partially Related to the Creditworthiness of the Issuer of that Instrument

In February 2002, the Derivative Implementation Group (DIG) exposed for comment SFAS No. 133 Implementation Issue No. 36, "Embedded Derivatives: Bifurcation of a Debt Instrument that Incorporates Both Interest Rate Risk and Credit Rate Risk Exposures that are Unrelated or Only Partially Related to the Creditworthiness of the Issuer of that Instrument" (DIG B36). DIG B36 addresses whether FAS 133 requires bifurcation of a debt instrument into a debt host contract and an embedded derivative if the debt instrument incorporates both interest rate risk and credit risk exposures that are unrelated or only partially related to the creditworthiness of the issuer of that instrument. Under DIG B36 modified coinsurance and coinsurance with funds withheld reinsurance agreements as well as other types of receivables and payables where interest is determined by reference to a pool of fixed maturity assets or a total return debt index are examples of arrangements containing embedded derivatives requiring bifurcation.
 DIG B 36 is not expected to be finalized by the FASB until the second quarter of 2003.

If DIG B36 is finalized in its current form, the Company has determined that certain of its reinsurance receivables/ (payables) would contain embedded derivatives requiring bifurcation. The Company has not yet determined the fair value of the related embedded derivatives in these products. Management believes that the embedded derivatives would not have a material impact on the Company's consolidated financial positions, results of operations or cash flows.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

FASB Interpretation 46 - Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51

In January 2003, the FASB issued Interpretation 46, "Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51," (FIN 46) which clarifies the consolidation accounting guidance of Accounting Research Bulletin No. 51, "Consolidated Financial Statements," (ARB No. 51) to certain entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties.
  Such entities are known as variable interest entities (VIEs).

Controlling financial interests of a VIE are identified by the exposure of a party to the VIE to a majority of either the expected losses or residual rewards of the VIE, or both. Such parties are primary beneficiaries of the VIE and FIN 46 requires that the primary beneficiary of a VIE consolidate the VIE. FIN 46 also requires new disclosures for significant relationships with VIEs, whether or not consolidation accounting is either used or anticipated. The consolidation requirements of FIN 46 apply immediately to VIEs created after January 31, 2003 and to VIEs in which an enterprise obtains an interest after that date. It applies in the first fiscal year or interim period beginning after June 15, 2003 to VIEs in which an enterprise holds a variable interest that is acquired before February 1, 2003.

The Company does not believe it is reasonably possible that any of its relationships with VIEs would lead to the Company consolidating any of them.
 The Company also estimates that none of its relationships with VIEs are significant to the Company.


SFAS No. 148 - Accounting for Stock-Based Compensation -Transition and Disclosure, an amendment of FASB Statement No. 123

In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation -Transition and Disclosure, an amendment of FASB Statement No. 123." SFAS No. 148 provides alternative methods of transition for a voluntary change to the fair value method of accounting for stock-based employee compensation which is an optional alternative method of accounting presented in SFAS No. 123, "Accounting for Stock Based Compensation." In addition, SFAS No. 148 amends the disclosure requirements of SFAS No. 123 to require more prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. SFAS No. 148's amendment of the transition and annual disclosure provisions of SFAS No. 123 is effective for fiscal years ending after December 2002. SFAS No. 148 is relevant to the Company to the extent that the Company is allocated stock-based compensation expenses from JHFS, its ultimate corporate parent, which conducts stock-based compensation programs. JHFS will adopt the fair value provisions of SFAS No. 123 as of January 1, 2003 and utilize the transition provisions described in SFAS No. 148, on a prospective basis to awards granted after December 31, 2002. Adoption by JHFS of the fair value provisions of SFAS No. 123 will have a material impact on JHFS' net income, and on the Company's net income. JHFS has adopted the disclosure provisions of SFAS No. 148.

For the periods covered by this report, Accounting Principles Board Opinion
(APB) No. 25, "Accounting for Stock Issued to Employees" was applied by JHFS. APB No. 25 provides guidance on how to account for the issuance of stock and stock options to employees. JHFS adopted APB No. 25 upon its demutualization and IPO effective February 1, 2000. Compensation cost for stock options, if any, is measured as the excess of the quoted market price of the JHFS's stock at the date of grant over the amount an employee must pay to acquire the stock. Compensation cost is recognized over the requisite vesting periods based on market value on the date of grant. APB No. 25 was amended by SFAS No. 123 to require pro forma disclosures of net income and earnings per share as if a "fair value" based method was used. On March 31, 2000, the FASB issued Interpretation No. 44, "Accounting for Certain Transactions Involving Stock Compensation, an interpretation of APB No. 25" (FIN 44). FIN 44 clarifies guidance for certain issues that arose in the application of APB No. 25. JHFS was required to adopt the Interpretation on July 1, 2000. FIN 44 did not have a material impact on the JHFS's or the Company's results of operations or financial position.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

FASB Interpretation No. 45 - Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others

In November 2002, the FASB issued Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" (FIN 45). FIN 45 requires certain types of guarantees to be recorded by the guarantor as liabilities, at fair value. This differs from current practice, which generally requires recognition of a liability only when a potential loss is deemed to be probable and is reasonably estimable in amount. FIN 45 does not apply to guarantees that are accounted for under existing insurance accounting principles. FIN 45 requires more extensive disclosures of certain other types of guarantees, including certain categories of guarantees which are already accounted for under specialized accounting principles, such as SFAS No. 133, even when the likelihood of making any payments under the guarantee is remote. As of December 31, 2002, the Company performed a review of its contractual obligations and found none which fall under the scope of FIN 45.


Issue 01-10 - Accounting for the Impact of the Terrorist Attacks of September 11, 2001

In September 2001, the FASB's Emerging Issues Task Force reached a consensus on Issue 01-10, "Accounting for the Impact of the Terrorist Attacks of September 11, 2001." Issue 01-10 presents guidance relative to accounting for and financial reporting of the events of September 11, 2001 (the Events), including both how and when to measure, record and report losses and any resulting liabilities which are directly attributable to the Events. Based on a comprehensive review of the Company's operations, the Company believes that the Events had no material financial impact on the Company's results of operations or financial position.


SFAS No. 142 - Goodwill and Other Intangible Assets

In January 2002, the Company adopted SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 142 requires that goodwill and other intangible assets deemed to have indefinite lives no longer be amortized to earnings, but instead be reviewed at least annually for impairment. Intangible assets with definite lives will continue to be amortized over their useful lives. SFAS No. 142 was effective January 1, 2002. The Company has no goodwill, or other purchased indefinite-lived intangible assets subject to SFAS No. 142 and, therefore, the adoption of SFAS No. 142 had no impact on the Company's results of operations or financial position.


SFAS No. 141, Business Combinations

In June 2001, the FASB issued SFAS No. 141, "Business Combinations." SFAS No. 141 requires that all business combinations be accounted for under a single method, the purchase method. Use of the pooling-of-interests method is no longer permitted. SFAS No. 141 also clarifies the criteria to recognize intangible assets separately from goodwill, and prohibits the amortization of goodwill relating to acquisitions completed after July 1, 2001. SFAS No. 141 was effective for business combinations initiated after June 30, 2001. The adoption of SFAS No. 141 did not have a material effect on the Company's results of operations or financial position.


Issue No. 99-20 - Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets

In January, 2001, the FASB's Emerging Issues Task Force (EITF) reached a consensus on Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets". Issue 99-20 requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and specifies evaluation methods with which to evaluate these securities for an other-than-temporary decline in value. The adoption of EITF 99-20 did not have a material financial impact on the Company's results of operations or financial position.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

SFAS No. 140 - Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities

In September 2000, the FASB issued SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," which replaces SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities." SFAS No. 140 provides new accounting and reporting standards which are based on consistent application of a financial components approach that focuses on control. Under this approach, after a transfer of financial assets, the Company recognizes the financial and servicing assets it controls and the liabilities it has incurred, derecognizes financial assets when control has been surrendered, and derecognizes liabilities when extinguished. SFAS No. 140 provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. SFAS No. 140 was effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001. The adoption of SFAS No. 140 did not have a material impact on the Company's results of operations or financial position.


Codification

In March 1998, the National Association of Insurance Commissioners (NAIC) adopted codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribed statutory accounting practices and resulted in changes to the accounting practices that the Company and IPL use to prepare their statutory-basis financial statements. The states of domicile of the Company and IPL have adopted Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results effective January 1, 2001. The cumulative effect of changes in accounting principles adopted to conform to the requirements of Codification is reported as an adjustment to surplus in the statutory-basis financial statements as of January 1, 2001. The implementation of Codification increased the Company's statutory-basis capital and surplus and decreased IPL's statutory-basis capital and surplus. The Company and IPL remain in compliance with all regulatory and contractual obligations.


Note 2 - Related Party Transactions

John Hancock provides the Company with personnel, property, and facilities in carrying out certain of its corporate functions. John Hancock annually determines a fee (the parent company service fee) for these services and facilities based on a number of criteria, which are periodically revised to reflect continuing changes in the Company's operations. The parent company service fee is included in deferred acquisition costs on the Company's balance sheets, net investment income and other operating costs and expenses within the Company's income statements. John Hancock charged the Company a service fee of $161.8 million, $155.1 million and $170.6 million for the year ended December 31, 2002, 2001 and 2000, respectively. As of December 31, 2002 and 2001, respectively, the Company owed John Hancock $15.2 million and $17.9 million related to these services, which is included in other liabilities. John Hancock has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's shareholder's equity from declining below $1.0 million.

In 2001 the Company sold $200 million of corporate owned life insurance (COLI) to John Hancock to provide insurance coverage on key management employees of John Hancock. The death benefit on this COLI product would cover the cost of replacing these employees, including recruiting, training, and development. No such transaction occurred in 2002.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 2002 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred to the Company $1.4 million, $11.8 million and $24.2 million of cash for tax, commission and expense allowances for the years ended December 31, 2002, 2001 and 2000, respectively. This agreement decreased the Company's gain from operations before income taxes by $1.1 million, $1.7 million and $0.9 million for the years ended December 31, 2002, 2001 and 2000, respectively.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of the Company's 1995 in-force block and 50% of 1996 and all future issue years of certain retail annuity contracts. In connection with this agreement, the Company is holding a deposit liability of $115.2 million and $107.5 million as of December 31, 2002 and 2001, respectively. This agreement had no impact on the Company's gain from operations before income taxes.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 100% of expected mortality claims for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $0.8 million, $0.4 million and $1.0 million from the Company in 2002, 2001 and 2000, respectively. This agreement decreased the Company's gain from operations before income taxes by $0.8 million, $0.8 million and $1.1 million in 2002, 2001, and 2000, respectively.

At December 31, 2002 and 2001, the Company had a $250.0 million line of credit with an affiliate, John Hancock Financial Services, Inc. At December 31, 2002 and 2001, the Company had no outstanding borrowings under this agreement.

John Hancock allocates a portion of the expenses related to its employee welfare plans to the Company. The amounts allocated to the Company were credits of $ 9.3 million, $10.4 million and $16.0 million in 2002, 2001 and 2000, respectively. The pension plan prepaid expense allocated to the Company amounted to $72.6 million and $64.3 million in 2002 and 2001, respectively.


Note 3 - Investments

The following information summarizes the components of net investment income and net realized investment and other gains (losses), net:



                                                    Years Ended December 31,
                                                     2002     2001      2000
                                                    -------  -------  ---------
                                                         (in millions)
Net Investment Income
 Fixed maturities . . . . . . . . . . . . . . . .   $201.3   $160.1    $138.5
 Equity securities. . . . . . . . . . . . . . . .      0.1      0.3       0.2
 Mortgage loans on real estate. . . . . . . . . .     46.8     42.3      44.3
 Real estate. . . . . . . . . . . . . . . . . . .      4.5      2.3       4.1
 Policy loans . . . . . . . . . . . . . . . . . .     20.9     21.1      17.1
 Short-term investments . . . . . . . . . . . . .      1.6      6.3      19.4
 Other. . . . . . . . . . . . . . . . . . . . . .      2.5      3.3       1.1
                                                    ------   ------    ------
 Gross investment income. . . . . . . . . . . . .    277.7    235.7     224.7
   Less investment expenses . . . . . . . . . . .      7.6      8.7      11.3
                                                    ------   ------    ------
    Net investment income . . . . . . . . . . . .   $270.1   $227.0    $213.4
                                                    ======   ======    ======

Net Realized Investment and other Gains (Losses),
 Net of Related Amortization of Deferred Policy
 Acquisition Costs
 Fixed maturities . . . . . . . . . . . . . . . .   $(39.9)  $(25.1)   $(16.0)
 Equity securities. . . . . . . . . . . . . . . .      2.5      3.8       0.8
 Mortgage loans on real estate and real estate. .      0.8     (1.2)     (2.3)
 Derivatives and other invested assets. . . . . .      8.3     12.0       3.1
 Amortization adjustment for deferred policy
  acquisition costs . . . . . . . . . . . . . . .      7.5      1.5       3.8
                                                    ------   ------    ------
 Net realized investment and other gains (losses),
  net of related amortization of deferred policy
  acquisition costs . . . . . . . . . . . . . . .   $(20.8)  $ (9.0)   $(10.6)
                                                    ======   ======    ======



Gross gains of $12.7 million, $6.5 million, and $1.5 million and gross losses of $13.3 million, $3.3 million, and $6.0 million in 2002, 2001 and 2000, respectively, were realized on the sale of available-for-sale securities.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The Company's investments in held-to-maturity securities and available-for-sale securities are summarized below:



                                               Gross       Gross
                                  Amortized  Unrealized  Unrealized     Fair
                                    Cost       Gains       Losses      Value
                                  ---------  ----------  ----------  ----------
                                                 (in millions)
December 31, 2002
Held-to-Maturity:
 Corporate securities . . . . .   $   72.8     $  0.2     $ (0.8)     $   72.2
 Mortgage-backed securities . .       11.0        0.4       (0.3)         11.1
                                  --------     ------     ------      --------
   Total. . . . . . . . . . . .   $   83.8     $  0.6     $ (1.1)     $   83.3
                                  ========     ======     ======      ========
Available-for-Sale:
 Corporate securities . . . . .   $2,426.5     $127.3     $(82.3)     $2,471.5
 Mortgage-backed securities . .      489.9       28.6      (14.1)        504.4
 Obligations of states and
  political subdivisions. . . .        6.2        0.3         --           6.5
 Debt securities issued by
  foreign governments . . . . .        3.6        0.3       (0.1)          3.8
 U.S. Treasury securities and
  obligations of U.S.
  government corporations and
  agencies. . . . . . . . . . .       23.1        2.0         --          25.1
                                  --------     ------     ------      --------
 Total fixed maturities . . . .    2,949.3      158.5      (96.5)      3,011.3
 Equity securities. . . . . . .       11.1        0.9       (0.1)         11.9
                                  --------     ------     ------      --------
   Total. . . . . . . . . . . .   $2,960.4     $159.4     $(96.6)     $3,023.2
                                  ========     ======     ======      ========





                                               Gross       Gross
                                  Amortized  Unrealized  Unrealized     Fair
                                    Cost       Gains       Losses      Value
                                  ---------  ----------  ----------  ----------
                                                 (in millions)
December 31, 2001
Held-to-Maturity:
 Corporate securities . . . . .   $   65.0     $  --       $ 0.8      $   64.2
 Mortgage-backed securities . .       18.7       0.2         1.0          17.9
                                  --------     -----       -----      --------
   Total fixed maturities
    held-to-maturity. . . . . .   $   83.7     $ 0.2       $ 1.8      $   82.1
                                  ========     =====       =====      ========
Available-for-Sale:
 Corporate securities . . . . .   $1,867.5     $67.5       $44.2      $1,890.8
 Mortgage-backed securities . .      296.7       6.3         4.7         298.3
 Obligations of states and
  political subdivisions. . . .        0.9        --          --           0.9
 Debt securities issued by
  foreign governments . . . . .        7.2       0.5          --           7.7
 U.S. Treasury securities and
  obligations of U.S.
  government corporations and
  agencies. . . . . . . . . . .      219.6       1.1         5.9         214.8
                                  --------     -----       -----      --------
 Total. . . . . . . . . . . . .    2,391.9      75.4        54.8       2,412.5
 Equity securities. . . . . . .       12.1       1.5         0.5          13.1
                                  --------     -----       -----      --------
   Total. . . . . . . . . . . .   $2,404.0     $76.9       $55.3      $2,425.6
                                  ========     =====       =====      ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The amortized cost and fair value of fixed maturities at December 31, 2002, by contractual maturity, are shown below:



                                                         Amortized      Fair
                                                            Cost       Value
                                                         ----------  ----------
                                                            (in millions)
Held-to-Maturity:
Due in one year or less. . . . . . . . . . . . . . . .    $    2.3    $    2.3
Due after one year through five years. . . . . . . . .         2.8         2.9
Due after five years through ten years . . . . . . . .        15.6        15.6
Due after ten years. . . . . . . . . . . . . . . . . .        52.1        51.4
                                                          --------    --------
Mortgage-backed securities . . . . . . . . . . . . . .        11.0        11.1
                                                          --------    --------
Total. . . . . . . . . . . . . . . . . . . . . . . . .    $   83.8    $   83.3
                                                          ========    ========
Available-for-Sale:
Due in one year or less. . . . . . . . . . . . . . . .    $  146.0    $  148.0
Due after one year through five years. . . . . . . . .       868.7       892.8
Due after five years through ten years . . . . . . . .       969.3       989.5
Due after ten years. . . . . . . . . . . . . . . . . .       475.4       476.6
                                                          --------    --------
Mortgage-backed securities . . . . . . . . . . . . . .       489.9       504.4
                                                          --------    --------
Total. . . . . . . . . . . . . . . . . . . . . . . . .    $2,949.3    $3,011.3
                                                          ========    ========



Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

The Company participates in a securities lending program for the purpose of enhancing income on securities held. At December 31, 2002 and 2001, $169.9 million and $300.0 million, respectively, of the Company's bonds and stocks, at market value, were on loan to various brokers/dealers, but were fully collateralized by cash and U.S. government securities in an account held in trust for the Company. The market value of the loaned securities is monitored on a daily basis, and the Company obtains additional collateral when deemed appropriate.

Mortgage loans on real estate are evaluated periodically as part of the Company's loan review procedures and are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses that exist at the balance sheet date. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans that may be susceptible to significant change.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Changes in the allowance for probable losses on mortgage loans on real estate and real estate to be disposed of are summarized below.



                                Balance at                          Balance at
                                Beginning                              End
                                 of Year    Additions  Deductions    of Year
                                ----------  ---------  ----------  ------------
                                                (in millions)
Year ended December 31, 2002
 Mortgage loans on real estate     $5.5         --        $2.6         $2.9
 Real estate to be disposed of      0.8         --         0.8           --
                                   ----       ----        ----         ----
 Total. . . . . . . . . . . .      $6.3         --        $3.4         $2.9
                                   ====       ====        ====         ====
Year ended December 31, 2001
 Mortgage loans on real estate     $5.0       $1.7        $1.2         $5.5
 Real estate to be disposed of      0.7        0.1          --          0.8
                                   ----       ----        ----         ----
 Total. . . . . . . . . . . .      $5.7       $1.8        $1.2         $6.3
                                   ====       ====        ====         ====
Year ended December 31, 2000
 Mortgage loans on real estate     $3.8       $1.2        $ --         $5.0
 Real estate to be disposed of       --        0.7          --          0.7
                                   ----       ----        ----         ----
 Total. . . . . . . . . . . .      $3.8       $1.9        $ --         $5.7
                                   ====       ====        ====         ====



At December 31, 2002 and 2001 the total recorded investment in mortgage loans that are considered to be impaired under SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," along with the related provision for losses were as follows:



                                                               December 31,
                                                               2002     2001
                                                             --------  --------
                                                              (in millions)
Impaired mortgage loans on real estate with provision for
 losses. . . . . . . . . . . . . . . . . . . . . . . . . .      --      $ 2.4
Provision for losses . . . . . . . . . . . . . . . . . . .      --       (1.2)
                                                                -       -----
Net impaired mortgage loans on real estate . . . . . . . .      --      $ 1.2
                                                                =       =====



The average investment in impaired loans and the interest income recognized on impaired loans were as follows:



                                                    Years Ended December 31,
                                                     2002      2001      2000
                                                   --------  --------  --------
                                                         (in millions)
Average recorded investment in impaired loans. .     $1.2      $3.3      $2.1
Interest income recognized on impaired loans . .       --       0.5       0.3



The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Restructured mortgage loans aggregated $3.5 million as of December 31, 2002 and
$3.3 million as of December 31, 2001.   The expected gross interest income that
would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded was as follows:



                                                    Years Ended December 31,
                                                   -------------------------
                                                     2002      2001      2000
                                                   --------  --------  --------
                                                         (in millions)
Expected . . . . . . . . . . . . . . . . . . . .     $0.3      $0.4      $0.2
Actual . . . . . . . . . . . . . . . . . . . . .      0.2       0.4       0.2



At December 31, 2002, the mortgage portfolio was diversified by geographic region and specific collateral property type as displayed below:



                          Carrying     Geographic                  Carrying
Property Type              Amount      Concentration                Amount
----------------------  -------------  -----------------------  ---------------
                        (in millions)                            (in millions)
Apartments. . . . . .      $109.8      East North Central . .       $ 80.2
Hotels. . . . . . . .        24.7      East South Central . .         26.1
Industrial. . . . . .        84.4      Middle Atlantic. . . .         62.3
Office buildings  . .       179.0      Mountain . . . . . . .         42.8
Retail. . . . . . . .        76.9      New England. . . . . .         46.6
Mixed Use . . . . . .          --      Pacific. . . . . . . .        135.5
Agricultural. . . . .        11.4      South Atlantic . . . .        186.3
Other . . . . . . . .       174.0      West North Central . .         23.9
                             11.1      West South Central . .         64.4
                                       Canada/Other . . . . .          3.2
Allowance for losses.        (2.9)     Allowance for losses .         (2.9)
                           ------                                   ------
Total . . . . . . . .      $668.4      Total. . . . . . . . .       $668.4
                           ======                                   ======



Bonds with amortized cost of $26.9 million were non-income producing for year ended December 31, 2002.

No depreciation expense on investment real estate was realized for the year ended December 31, 2002. Depreciation expense on investment real estate was $0.3 million in 2001 and $0.6 million in 2000. Accumulated depreciation was $2.8 million, and $2.8 million at December 31, 2002, and 2001, respectively.


Note 4 - Derivatives and Hedging Instruments

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration of assets and liabilities.

The fair value of derivative instruments classified as assets at December 31, 2002 and 2001 was $6.4 million and $16.7 million, and appears on the consolidated balance sheet in other assets. The fair value of derivative instruments classified as liabilities at December 31, 2002 and 2001 was $ $45.8 million and $12.0 million and appears on the consolidated balance sheet in other liabilities.


Fair Value Hedges

The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with a counterparty to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements and currency rate swap agreements is accrued and recognized as a component of net investment income.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The Company uses equity collar agreements to reduce its equity market exposure with respect to certain common stock investments that the Company holds. A collar consists of a written call option that limits the Company's potential for gain from appreciation in the stock price as well as a purchased put option that limits the Company's potential for loss from a decline in the stock price.

Currency rate swap agreements are used to manage the Company's exposure to foreign exchange rate fluctuations. Currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on currency rate swap agreements is accrued and recognized as a component of net investment income.

At December 31, 2002 and 2001, the Company recognized net gains of $0.9 million and net losses of $3.0 million, related to the ineffective portion of its fair value hedges, and no net gain and a net loss of $0.1 million, related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. Both of these amounts are recorded in net realized investment and other gains and losses. At December 31, 2002, all of the Company's hedged firm commitments qualified as fair value hedges.


Cash Flow Hedges

The Company used interest rate cap and floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses. Amounts are reclassified from other comprehensive income if interest rates fall below certain levels.

At December 31, 2002 and 2001, the Company recognized no gains or losses related to the ineffective portion of its cash flow hedges, and a net loss of $1.5 million and a net gain of $0.2 million related to the portion of the hedging instruments that was excluded from the assessment of hedge effectiveness. This amount is recorded in net realized investment and other gains and losses. All of the Company's hedged forecasted transactions qualified as cash flow hedges in 2002.

No amounts were reclassified from other accumulated comprehensive income to earnings in 2002 and it is anticipated that no amounts will be reclassified from other accumulated comprehensive income to earnings within the next twelve months. The Company does not enter into hedging transactions for variable cash flows thus the Company currently has no maximum length for which variable cash flows are hedged.

During 2002, none of the Company's cash flow hedges were discontinued because of the probability that the original forecasted transaction would not occur by the end of the originally specified time period documented at inception of the hedging relationship.

There was no transition adjustment for the adoption of SFAS No.133 representing the accumulation in other comprehensive income of the effective portion of the Company's cash flow hedges as of January 1, 2001. There were no losses incurred for the effective portion of the change in fair value of derivative instruments designated as cash flow hedges and added to accumulated other comprehensive income.


Derivatives Not Designated as Hedging Instruments

The Company enters into interest rate floor agreements to manage exposure to interest rate risk associated with minimum interest rates guarantees in certain of its life insurance and annuity businesses.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 5 - Income Taxes

The Company is included in the consolidated federal income tax return of John Hancock Financial Services, Inc. The federal income taxes of the Company are allocated on a separate return basis with certain adjustments.

The components of income taxes were as follows:



                                                      Year Ended December 31,
                                                      ------------------------
                                                       2002      2001     2000
                                                      --------  ------  --------
                                                           (in millions)
Current taxes:
 Federal. . . . . . . . . . . . . . . . . . . . . .   $ (9.8)   $30.1    $15.2
 Foreign. . . . . . . . . . . . . . . . . . . . . .     (0.2)      --      0.6
                                                      ------    -----    -----
                                                       (10.0)    30.1     15.8
Deferred taxes:
 Federal. . . . . . . . . . . . . . . . . . . . . .     68.4     32.1     28.0
                                                      ------    -----    -----

 Total income taxes . . . . . . . . . . . . . . . .   $ 58.4    $62.2    $43.8
                                                      ======    =====    =====



A reconciliation of income taxes computed by applying the federal income tax rate to income before income taxes and the consolidated income tax expense charged to operations follows:



                                                    Year Ended December 31,
                                                   ------------------------
                                                    2002      2001      2000
                                                   --------  -------  ---------
                                                         (in millions)
Tax at 35% . . . . . . . . . . . . . . . . . . .    $60.6    $73.0     $50.1
Add (deduct):
 Equity base tax . . . . . . . . . . . . . . . .       --     (9.0)     (5.6)
 Prior years taxes . . . . . . . . . . . . . . .      2.2      2.1        --
 Tax credits . . . . . . . . . . . . . . . . . .     (0.8)    (0.4)     (0.6)
 Foreign taxes . . . . . . . . . . . . . . . . .      0.2       --       0.6
 Tax exempt investment income. . . . . . . . . .     (3.6)    (5.6)     (0.7)
 Other . . . . . . . . . . . . . . . . . . . . .     (0.2)     2.1        --
                                                    -----    -----     -----
   Total income taxes. . . . . . . . . . . . . .    $58.4    $62.2     $43.8
                                                    =====    =====     =====

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The significant components of the Company's deferred tax assets and liabilities were as follows:



                                                               December 31,
                                                               2002      2001
                                                              -------  --------
                                                               (in millions)
Deferred tax assets:
 Policy reserve adjustments . . . . . . . . . . . . . . . .   $250.0    $238.1
 Other employee benefits. . . . . . . . . . . . . . . . . .     20.2      20.1
 Book over tax basis of investments . . . . . . . . . . . .     12.0      12.0
                                                              ------    ------
   Total deferred tax assets. . . . . . . . . . . . . . . .    282.2     270.2
                                                              ------    ------
Deferred tax liabilities:
 Deferred policy acquisition costs. . . . . . . . . . . . .    419.5     373.7
 Depreciation . . . . . . . . . . . . . . . . . . . . . . .      2.1       2.1
 Basis in partnerships. . . . . . . . . . . . . . . . . . .       --       0.6
 Market discount on bonds . . . . . . . . . . . . . . . . .      2.9       1.2
 Lease income . . . . . . . . . . . . . . . . . . . . . . .     71.5      47.0
 Unrealized gains . . . . . . . . . . . . . . . . . . . . .     12.8       6.8
 Other. . . . . . . . . . . . . . . . . . . . . . . . . . .     10.6        --
                                                              ------    ------
   Total deferred tax liabilities . . . . . . . . . . . . .    519.4     431.4
                                                              ------    ------
   Net deferred tax liabilities . . . . . . . . . . . . . .   $237.2    $161.2
                                                              ======    ======



The Company made income tax payments of $27.2 million and $62.9 million in 2002 and 2000, respectively and received an income tax refund of $32.4 million in 2001.


Note 6 - Reinsurance

The effect of reinsurance on premiums written and earned was as follows:



                               2002               2001               2000
                        ------------------  -----------------  -----------------
                                  Premiums           Premiums            Premiums
                        Written    Earned   Written   Earned   Written    Earned
                        --------  --------  -------  --------  -------  ----------
                                             (in millions)
Life Insurance:
 Direct . . . . . . .   $105.3    $105.3    $ 82.0   $ 82.0    $34.1      $34.1
 Ceded. . . . . . . .    (46.8)    (46.8)    (21.9)   (21.9)    (5.5)      (5.5)
                        ------    ------    ------   ------    -----      -----
   Net life insurance
    premiums. . . . .   $ 58.5    $ 58.5    $ 60.1   $ 60.1    $28.6      $28.6
                        ======    ======    ======   ======    =====      =====



For the year ended December 31, 2002, 2001 and 2000, benefits to policyholders under life ceded reinsurance contracts were $7.9 million, $3.8 million and $3.0 million, respectively.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 7 - Commitments and Contingencies


Commitments

The Company has extended commitments to purchase fixed maturity investments, and other invested assets and issue mortgage loans on real estate totaling $28.1 million, $28.0 million and $33.8 million, respectively, at December 31, 2002. If funded, loans related to real estate mortgages would be fully collateralized by related properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The estimated fair values of the commitments described above aggregate $93.3 million at December 31, 2002. The majority of these commitments expire in 2003.


Contingencies


Class Action

During 1997, the Company entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, the Company specifically denied any wrongdoing. The total reserve held in connection with the settlement to provide for relief to class members and for legal and administrative costs associated with the settlement amounted to $2.7 million and $7.0 million at December 31, 2002 and 2001, respectively. The Company incurred no costs related to the settlement in 2002 or 2000. Costs incurred related to the settlement were $14.1 million in 2001. The estimated reserve is based on a number of factors, including the estimated cost per claim and the estimated costs to administer the claims.

During 1996, management determined that it was probable that a settlement would occur and that a minimum loss amount could be reasonably estimated. The Company recorded its best estimate based on the information available at the time. The terms of the settlement agreement were negotiated throughout 1997 and approved by the court on December 31, 1997. In accordance with the terms of the settlement agreement, the Company contacted class members during 1998 to determine the actual type of relief to be sought by class members. The majority of the responses from class members were received by the fourth quarter of 1998.
 The type of relief sought by class members differed from the Company's initial estimates. In 1999, the Company updated its estimate of the cost of claims subject to alternative dispute resolution relief (ADR) and revised its reserve estimate accordingly. The reserve estimate was further evaluated quarterly, and was adjusted as noted above, in 2001. The adjustment to the reserve in the fourth quarter of 2001 was the result of the Company being able to better estimate the cost of settling the remaining claims, which on average tend to be larger, more complicated claims. The better estimate comes from experience with actual settlements on similar claims.

Administration of the ADR component of the settlement continues to date.
 Although some uncertainty remains as to the cost of claims in the final phase (i.e., arbitration) of the ADR process, it is expected that the final cost of the settlement will not differ materially from the amounts presently provided for by the Company.


Modal Premium

On July 19, 2002, the Company announced it had entered into a class action lawsuit settlement agreement involving policyholders who paid premiums on a monthly, quarterly or semiannual basis, rather than annually. The class action lawsuit, known as the "Modal Premium" action, was filed in a New Mexico state court. As a result of the settlement, the Company established a $6.9 million reserve ($4.5 million after taxes) as of June 30, 2002 to provide for economic relief in the form of a Settlement Death Benefit to the approximately 1.5 million class members who purchased various insurance products from the Company and paid on a monthly, quarterly or semi-annual basis. The reserve also provides for the legal and administrative costs associated with the settlement.
 In entering into the settlement, the Company specifically denied any wrongdoing. The Settlement Death Benefit Period began on February 19, 2003 and extends for either nine or twelve months, depending upon the age of the class member. Although some uncertainty remains as to the final cost of the settlement, it is expected that it will not differ materially from the amounts presently provided for by the Company.


Other Matters

In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 2002. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 8 - Shareholder's Equity

(a) Common Stock

The Company was established in 1979 as a stock insurance company with 50,000 shares outstanding, wholly owned by its parent, John Hancock Life Insurance Company. The Company has one class of capital stock, common stock ($50 par value, 50,000 shares authorized).

(b) Accumulated Other Comprehensive Income (Loss)

Changes in accumulated other comprehensive income (loss) for the years indicated are presented below:



                                                       Net
                                                   Accumulated    Accumulated
                                          Net         Gain           Other
                                       Unrealized    (Loss)      Comprehensive
                                          Gain       on Cash        Income
                                         (Loss)    Flow Hedges     (Losses)
                                       ----------  -----------  ---------------
                                                   (in millions)
Balance at January 1, 2000 . . . . .    $(13.4)         --          $(13.4)
Gross unrealized gains (losses) (net
 of deferred income tax expense of
 $9.7 million) . . . . . . . . . . .      18.0          --            18.0
Reclassification adjustment for gains
 (losses), realized in net income
 (net of tax benefit of $1.6 million)     (2.9)         --            (2.9)
    Adjustment to deferred policy
 acquisition costs and present value
 of future profits (net of deferred
 income tax benefit of $2.1 million)      (3.9)         --            (3.9)
                                        ------       -----          ------
Net unrealized gains (losses). . . .      11.2          --            11.2
                                        ------       -----          ------
Balance at December 31, 2000 . . . .    $ (2.2)         --          $ (2.2)
                                        ======       =====          ======

Balance at January 1, 2001 . . . . .    $ (2.2)         --          $ (2.2)
Gross unrealized gains (losses) (net
 of deferred income tax expense of
 $7.2 million) . . . . . . . . . . .      11.8          --            11.8
Reclassification adjustment for gains
 (losses), realized in net income
 (net of tax expense of $1.1 million)      2.1          --             2.1
Adjustment to deferred policy
 acquisition costs and present value
 of future profits (net of deferred
 income tax benefit of $3.2 million)      (6.0)         --            (6.0)
                                        ------       -----          ------
Net unrealized gains (losses). . . .       7.9          --             7.9
Change in accounting principle . . .       7.2          --             7.2
                                        ------       -----          ------
Balance at December 31, 2001 . . . .    $ 12.9          --          $ 12.9
                                        ======       =====          ======

Balance at January 1, 2002 . . . . .    $ 12.9          --          $ 12.9
Gross unrealized gains (losses) (net
 of deferred income tax expense of
 $12.9 million). . . . . . . . . . .      22.9          --            22.9
Reclassification adjustment for gains
 (losses), realized in net income
 (net of deferred income tax benefit
 of $0.2 million). . . . . . . . . .      (0.4)         --            (0.4)
Adjustment to deferred policy
 acquisition costs and present value
 of future profits (net of deferred
 income tax benefit of $6.7 million)     (12.5)         --           (12.5)
                                        ------       -----          ------
Net unrealized gains (losses). . . .      10.0          --            10.0
Net accumulated gains(losses) on cash
 flow hedges (net of deferred income
 tax benefit of $0.8 million). . . .        --       $(1.5)           (1.5)
                                        ------       -----          ------
Balance at December 31, 2002 . . . .    $ 22.9       $(1.5)         $ 21.4
                                        ======       =====          ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Net unrealized investment gains (losses), included in the consolidated balance sheet as a component of shareholder's equity, are summarized as follows:



                                                      2002     2001     2000
                                                     -------  -------  --------
                                                          (in millions)
Balance, end of year comprises:
 Unrealized investment gains (losses) on:
   Fixed maturities. . . . . . . . . . . . . . . .   $ 62.0   $ 20.6    ($7.0)
   Equity investments. . . . . . . . . . . . . . .      0.8      1.0      1.0
   Derivatives and other . . . . . . . . . . . . .     (0.9)     5.2      0.3
                                                     ------   ------    -----
Total. . . . . . . . . . . . . . . . . . . . . . .     61.9     26.8     (5.7)
Amounts of unrealized investment (gains) losses
 attributable to:
 Deferred policy acquisition cost and present value
  of future profits. . . . . . . . . . . . . . . .    (26.2)    (7.1)     2.1
 Deferred federal income taxes . . . . . . . . . .    (12.8)    (6.8)     1.4
                                                     ------   ------    -----
Total. . . . . . . . . . . . . . . . . . . . . . .    (39.0)   (13.9)     3.5
                                                     ------   ------    -----
Net unrealized investment gains (losses) . . . . .   $ 22.9   $ 12.9    ($2.2)
                                                     ======   ======    =====



(c)  Statutory Results

The Company adopted the new codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribe statutory accounting practices and results in changes to the accounting practices that the Company and its domestic life insurance subsidiary use to prepare their statutory-basis financial statements.

The Company and its domestic insurance subsidiary prepare their statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the state of domicile. For the Company, the Commonwealth of Massachusetts only recognizes statutory accounting practices prescribed or permitted by Massachusetts insurance regulations and laws. The National Association of Insurance Commissioners' "Accounting Practices and Procedures" manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by Massachusetts. The Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices.

Statutory net income and surplus include the accounts of the Company and its wholly-owned subsidiary, Investors Partners Life Insurance Company.



                                                       2002     2001     2000
                                                      -------  ------  --------
                                                           (in millions)
Statutory net income. . . . . . . . . . . . . . . .   $ 61.4   $ 13.1   $ 26.6
Statutory surplus . . . . . . . . . . . . . . . . .    682.3    647.0    527.2



Massachusetts has enacted laws governing the payment of dividends by insurers. Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned funds without the prior approval of Massachusetts Commissioner of Insurance. Massachusetts law also limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Commonwealth of Massachusetts Insurance Commissioner, to the greater of (i) 10% of its statutory policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year, if such insurer is a life company.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 9 - Segment Information

The Company's reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets or distribution channels.

Protection Segment. Offers a variety of individual life insurance, including participating whole life, term life, universal life and variable life insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, direct marketing and the Internet.

Asset Gathering Segment. Offers individual fixed and variable annuities. This segment distributes its products through distribution channels including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

The accounting policies of the segments are the same as those described in the summary of significant accounting policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

Management of the Company evaluates performance based on segment after-tax operating income, which excludes the effect of net realized investment and other gains (losses) and unusual or non-recurring events and transactions. Segment after-tax operating income is determined by adjusting GAAP net income for net realized investment and other gains (losses), including gains and losses on disposals of businesses and certain other items which management believes are not indicative of overall operating trends. While these items may be significant components in understanding and assessing the Company's financial performance, management believes that the presentation of after-tax operating income enhances its understanding of the Company's results of operations by highlighting net income attributable to the normal, recurring operations of the business.

Amounts reported as segment adjustments in the tables below primarily relate to:
(i) certain net realized investment and other gains (losses), net of related amortization adjustment for deferred policy acquisition costs; (ii) benefits to policyholders and expenses incurred relating to the settlement of a class action lawsuit against the Company involving certain individual life insurance policies sold from 1979 through 1996; (iii) restructuring costs related to our distribution systems and retail operations; (iv) the surplus tax on mutual life insurance companies that was allocated by John Hancock to the Company; (v) a charge for certain one time costs associated with John Hancock's demutualization process; and (vi) cumulative effect of an accounting change.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The following table summarizes selected financial information by segment for the year ended or as of December 31 and reconciles segment revenues and segment after-tax operating income to amounts reported in the consolidated statements of income:



                                                        Asset
Year ended December 31, 2002              Protection  Gathering   Consolidated
----------------------------------------  ----------  ---------  --------------
                                                     (in millions)
Revenues:
 Revenue from external customers. . . .   $   384.2   $   31.6     $   415.8
 Net investment income. . . . . . . . .       266.8        3.3         270.1
                                          ---------   --------     ---------
 Segment revenues . . . . . . . . . . .   $   651.0   $   34.9     $   685.9
 Net realized investment and other gains
  (losses). . . . . . . . . . . . . . .       (20.4)      (0.4)        (20.8)
                                          ---------   --------     ---------
 Revenues . . . . . . . . . . . . . . .   $   630.6   $   34.5     $   665.1
                                          =========   ========     =========
Net Income:
 Segment after-tax operating income . .       140.2       (8.1)        132.1
 Net realized investment and other gains
  (losses). . . . . . . . . . . . . . .       (12.9)      (0.2)        (13.1)
 Class action lawsuit . . . . . . . . .        (4.5)        --          (4.5)
 Restructuring charges. . . . . . . . .         0.3         --           0.3
                                          ---------   --------     ---------
 Net income . . . . . . . . . . . . . .   $   123.1   $   (8.3)    $   114.8
                                          =========   ========     =========
Supplemental Information:
 Equity in net income of investees
  accounted for by the equity method. .   $     4.2   $     --     $     4.2
 Amortization of deferred policy
  acquisition costs . . . . . . . . . .        28.8       31.2          60.0
 Income tax expense . . . . . . . . . .        65.3       (6.9)         58.4
 Segment assets . . . . . . . . . . . .   $10,325.3   $1,516.2     $11,841.5
Net Realized Investment and Other Gains
 (Losses) Data:
 Net realized investment and other gains
  (losses). . . . . . . . . . . . . . .   $   (27.9)  $   (0.4)    $   (28.3)
 Less amortization of deferred policy
  acquisition costs related to net
  realized investment and other gains
  (losses). . . . . . . . . . . . . . .         7.5         --           7.5
                                          ---------   --------     ---------
 Net realized investment and other gains
  (losses), net of related amortization
  of deferred policy acquisition costs -
  per consolidated financial statements       (20.4)      (0.4)        (20.8)
 Less income tax effect . . . . . . . .         7.5        0.2           7.7
                                          ----------  ---------  ------------
 Net realized investment and other gains
  (losses), net-after-tax adjustment
  made to calculate segment operating
  income. . . . . . . . . . . . . . . .   $   (12.9)  $   (0.2)    $   (13.1)
                                          =========   ========     =========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                        Asset
Year ended December 31, 2001              Protection  Gathering   Consolidated
----------------------------------------  ----------  ---------  --------------
                                                     (in millions)
Revenues:
 Revenues from external customers . . .   $  385.1    $   64.4     $   449.5
 Net investment income. . . . . . . . .      229.2        (2.2)        227.0
                                          --------    --------     ---------
 Segment revenues . . . . . . . . . . .   $  614.3    $   62.2     $   676.5
 Net realized investment and other gains
  (losses). . . . . . . . . . . . . . .       (9.0)         --          (9.0)
                                          --------    --------     ---------
 Revenues . . . . . . . . . . . . . . .   $  605.3    $   62.2     $   667.5
                                          ========    ========     =========
Net Income:
 Segment after-tax operating income . .   $  130.0    $   22.2     $   152.2
 Net realized investment and other gains
  (losses). . . . . . . . . . . . . . .       (5.6)         --          (5.6)
 Surplus tax. . . . . . . . . . . . . .        9.1          --           9.1
 Class action lawsuit . . . . . . . . .       (9.2)         --          (9.2)
 Cumulative effect of accounting change,
  net of tax. . . . . . . . . . . . . .       (1.6)         --          (1.6)
                                          --------    --------     ---------
 Net income . . . . . . . . . . . . . .   $  122.7    $   22.2     $   144.9
                                          ========    ========     =========
Supplemental Information:
 Equity in net income of investees
  accounted for by the equity method. .   $    2.7          --     $     2.7
 Amortization of deferred policy
  acquisition costs . . . . . . . . . .       46.6        20.5          67.1
 Income tax expense . . . . . . . . . .       54.8         7.4          62.2
 Segment assets . . . . . . . . . . . .   $9,995.5    $1,717.7     $11,713.2
Net Realized Investment and Other Gains
 (Losses) Data:
 Net realized investment and other gains
  (losses). . . . . . . . . . . . . . .   $  (10.5)         --     $   (10.5)
 Less amortization of deferred policy
  acquisition costs related to net
  realized investment and other gains
  (losses). . . . . . . . . . . . . . .        1.5          --           1.5
                                          --------    --------     ---------
 Net realized investment and other gains
  (losses), net of related amortization
  of deferred policy acquisition costs -
  per consolidated financial statements       (9.0)         --          (9.0)
 Less income tax effect . . . . . . . .        3.4          --           3.4
                                          --------    --------     ---------
 Net realized investment and other gains
  (losses), net-after-tax adjustment
  made to calculate segment operating
  income. . . . . . . . . . . . . . . .   $   (5.6)         --     $    (5.6)
                                          ========    ========     =========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                        Asset
Year ended December 31, 2000              Protection  Gathering   Consolidated
----------------------------------------  ----------  ---------  --------------
Revenues:
 Revenues from external customers . . .   $  314.9    $   51.0     $   365.9
 Net investment income. . . . . . . . .      215.9        (2.5)        213.4
 Segment revenues . . . . . . . . . . .   $  530.8    $   48.5     $   579.3
 Net realized investment and other gains
  (losses), net . . . . . . . . . . . .      (10.6)         --         (10.6)
                                          --------    --------     ---------
 Revenues . . . . . . . . . . . . . . .   $  520.2    $   48.5     $   568.7
                                          ========    ========     =========
Net Income:
 Segment after-tax operating income . .       96.0         6.3         102.3
 Net realized investment and other gains
  (losses), net . . . . . . . . . . . .       (6.8)         --          (6.8)
 Surplus tax. . . . . . . . . . . . . .        5.4         0.2           5.6
 Other demutualization related costs. .       (0.5)       (0.1)         (0.6)
 Restructuring charges. . . . . . . . .       (1.1)         --          (1.1)
                                          --------    --------     ---------
 Net income . . . . . . . . . . . . . .   $   93.0    $    6.4     $    99.4
                                          ========    ========     =========
Supplemental Information:
 Equity in net income of investees
  accounted for by the equity method. .   $    1.3          --     $     1.3
 Amortization of deferred policy
  acquisition costs . . . . . . . . . .       17.6        16.4          34.0
 Income tax expense . . . . . . . . . .       40.7         3.1          43.8
 Segment assets . . . . . . . . . . . .   $9,326.9    $2,867.8     $12,194.7
Net Realized Investment and Other Gains
 (Losses) Data:
 Net realized investment and other
  losses. . . . . . . . . . . . . . . .   $  (14.4)         --     $   (14.4)
 Less amortization of deferred policy
  acquisition costs related to net
  realized investment and other gains
  (losses). . . . . . . . . . . . . . .        3.8          --           3.8
                                          --------    --------     ---------
 Net realized investment and other gains
  (losses), net of related amortization
  of deferred policy acquisition costs -
  per consolidated financial statements      (10.6)         --         (10.6)
 Less income tax effect . . . . . . . .        3.8          --           3.8
                                          --------    --------     ---------
 Net realized investment and other gains
  (losses), net-after-tax adjustment
  made to calculate segment operating .   $   (6.8)         --     $    (6.8)
                                          --------    --------     ---------



The Company operates only in the United States. The Company has no reportable major customers and revenues are attributed to countries based on the location of customers.


Note 10 - Fair Value of Financial Instruments

The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company's financial instruments. The aggregate fair value amounts presented herein do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company's business or financial condition based on the fair value information presented herein.

The following methods and assumptions were used by the Company to determine the fair values of financial instruments:

Fair values for publicly traded fixed maturities (including redeemable preferred stocks) are obtained from an independent pricing service. Fair values for private placement securities and fixed maturities not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. Quarterly, reviews are performed on the entire fixed maturity portfolio to assess credit quality, including reviews of all impairments with the Parent Company's Committee of Finance, a sub-committee of the Board of Directors. At the end of each quarter an Investment Review Committee reviews all securities trading below ninety cents on the dollar to determine whether impairments need to be recorded. The results of these quarterly analyses are reviewed by the Parent Company's Committee of Finance.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The fair value for equity securities is based on quoted market prices.

The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations. Fair values for impaired mortgage loans are measured based either on the present value of expected future cash flows discounted at the loan's effective interest rate or the fair value of the underlying collateral for loans that are collateral dependent.

The carrying amount in the balance sheet for policy loans, short-term investments and cash and cash equivalents approximates their respective fair values.

The fair value for fixed-rate deferred annuities is the cash surrender value, which represents the account value less applicable surrender charges. Fair values for immediate annuities without life contingencies are estimated based on discounted cash flow calculations using current market rates.

The Company's derivatives include futures contracts, interest rate swap, cap and floor agreements, currency rate swap agreements and equity collar agreements. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the financial futures contracts and brokerage quotes that utilize pricing models or formulas using current assumptions for all swaps and other agreements.

The fair value for commitments approximates the amount of the initial commitment.

The following tables present the carrying amounts and fair values of the Company's financial instruments:



                                                    December 31,
                                       --------------------------------------
                                              2002                2001
                                       ------------------  ------------------
                                       Carrying    Fair    Carrying     Fair
                                        Value     Value     Value      Value
                                       --------  --------  --------  ----------
                                                   (in millions)
Assets:
 Fixed maturities:
   Held-to-maturity. . . . . . . . .   $   83.8  $   83.3  $   83.7   $   82.1
   Available-for-sale. . . . . . . .    3,011.3   3,011.3   2,412.5    2,412.5
 Equity securities:
   Available-for-sale. . . . . . . .       11.9      11.9      13.1       13.1
 Mortgage loans on real estate . . .      668.4     718.8     580.9      604.3
 Policy loans. . . . . . . . . . . .      359.4     359.4     352.0      352.0
 Short-term investments. . . . . . .        0.1       0.1        --         --
 Cash and cash equivalents . . . . .      202.9     202.9     115.4      115.4
Derivatives:
 Interest rate swap agreements . . .        3.7       3.7       8.8        8.8
 Interest rate cap agreements. . . .        1.4       1.4       3.5        3.5
 Interest rate floor agreements. . .       14.2      14.2       4.5        4.5
 Currency rate swap agreements . . .         --        --       0.4        0.4
 Equity collar agreements. . . . . .        0.3       0.3       0.8        0.8
Liabilities:
 Fixed rate deferred and immediate
  annuities. . . . . . . . . . . . .   $  203.6  $  186.7  $   53.1   $   50.3
Derivatives:
 Interest rate swap agreements . . .       59.0      59.0      13.2       13.2
 Currency rate swap agreements . . .         --        --       0.1        0.1
Commitments. . . . . . . . . . . . .         --      93.3        --       57.1

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 11 - Value of Business Acquired

The Company's purchased intangible assets include the value of business acquired
(VOBA). The present value of estimated future profits of insurance policies in force related to businesses acquired is recorded as VOBA.

The following tables set forth certain summarized financial information relating to the Company's VOBA as of the dates and periods indicated.



                                                   Accumulated
                                                   Amortization
                                   Gross Carrying   and Other     Net Carrying
                                       Amount        Changes         Amount
                                   --------------  ------------  --------------
                                                 (in millions)

December 31, 2002
Amortizable intangible assets:
 VOBA. . . . . . . . . . . . . .       $25.0         $(19.0)          $6.0
December 31, 2001
Amortizable intangible assets:
 VOBA. . . . . . . . . . . . . .        25.0          (17.8)           7.2





                                           For the Years Ended December 31,
                                              2002         2001        2000
                                          ------------  ----------  -----------
Aggregate amortization expense                       (in millions)
VOBA amortization, net of tax of $0.4
 million,  $0.6 million and $0.5
 million, respectively. . . . . . . . .       $0.7         $1.0        $0.9





                                                     Tax Effect   Net Expense
                                                     ----------  -------------
Estimated future aggregate amortization expense
for the years ended December 31,                          (in millions)
2003 . . . . . . . . . . . . . . . . . . . . . . .      $0.3         $0.5
2004 . . . . . . . . . . . . . . . . . . . . . . .      $0.2         $0.5
2005 . . . . . . . . . . . . . . . . . . . . . . .      $0.2         $0.4
2006 . . . . . . . . . . . . . . . . . . . . . . .      $0.2         $0.4
2007 . . . . . . . . . . . . . . . . . . . . . . .      $0.2         $0.4

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The changes in the carrying value of VOBA, presented for each business segment, for the periods indicated, are as follows:



                                                        Asset
                                          Protection  Gathering   Consolidated
                                          ----------  ---------  --------------
                                                     (in millions)
VOBA balance at January 1, 2001 . . . .     $11.6         --         $11.6
Amortization and other changes during
 2001:
 Amortization . . . . . . . . . . . . .      (1.6)        --          (1.6)
 Adjustment to unrealized gains on
  securities available-for-sale . . . .      (2.8)        --          (2.8)
                                            -----         -          -----
VOBA balance at December 31, 2001 . . .     $ 7.2         --         $ 7.2
                                            =====         =          =====





                                                        Asset
                                          Protection  Gathering   Consolidated
                                          ----------  ---------  --------------
                                                     (in millions)
VOBA balance at January 1, 2002 . . . .     $ 7.2         --         $ 7.2
Amortization and other changes during
 2002:
 Amortization . . . . . . . . . . . . .      (1.1)        --          (1.1)
 Adjustment to unrealized gains on
  securities available-for-sale . . . .      (0.1)        --          (0.1)
                                            -----         -          -----
VOBA balance at December 31, 2002 . . .     $ 6.0         --         $ 6.0
                                            =====         =          =====

               Report of Ernst & Young LLP, Independent Auditors


To the Policyholders of
John Hancock Variable Life Account U of the
  John Hancock Variable Life Insurance Company

We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account U (the Account) (comprising of, respectively, the Large Cap Growth, Active Bond, International Equity Index, Small Cap Growth, Global Balanced, Multi Cap Growth (formerly Mid Cap Growth), Large Cap Value, Money Market, Small/Mid Cap Growth, Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Equity, International Opportunities, Equity Index, Global Bond, Emerging Markets Equity, Bond Index, Small/Mid Cap CORE, High Yield Bond, Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Clifton Enhanced US Equity, Large Cap Aggressive Growth, Fundamental Growth, AIM V.I. Premier Equity (formerly AIM V.I.Value), Fidelity VIP Growth, Fidelity VIP Contrafund, Janus Aspen Global Technology, Janus Aspen Worldwide Growth, MFS New Discovery Series, Templeton International, V.A Relative Value, V.A. Financial Industries, V.A. Strategic Income, Health Sciences Fund, Large Cap Value CORE, Fundamental Value (formerly Large/Mid Cap Value), Small Cap Value, AIM V.I. Growth, MFS Investors Growth Stock, MFS Research Series, AIM V.I. Capital Development, CSI Equity, and Fidelity VIP II Overseas Subaccounts) as of December 31, 2002, and the related statements of operations and changes in net assets for each of the periods indicated therein.
 These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.


We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account U at December 31, 2002, the results of their operations and the changes in their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.


                                                           /s/ ERNST & YOUNG LLP


Boston, Massachusetts
February 6, 2003

                      John Hancock Variable Life Account U

                      Statement of Assets and Liabilities

                               December 31, 2002


                                                    International
                         Large Cap       Active        Equity       Small Cap      Global
                           Growth         Bond          Index        Growth       Balanced
                         Subaccount    Subaccount    Subaccount    Subaccount    Subaccount
                         ----------    ----------   -------------  ----------    ----------
Assets
Investment in shares
 of portfolios of:
John Hancock Variable
 Series Trust I,
 at value . . . . . .   $ 80,881,650  $260,786,552   $15,581,896   $10,586,348   $1,452,664
Policy loans and
 accrued interest . .     21,221,271    65,499,360     2,927,255            --           --
Receivable from
 portfolio/JHLICO . .             --            --            --            --           --
                        ------------  ------------   -----------   -----------   ----------
Total assets. . . . .    102,102,921   326,285,912    18,509,151    10,586,348    1,452,664
Liabilities
Payable to
 portfolio/JHVLICO. .             --            --            --            --           --
                        ------------  ------------   -----------   -----------   ----------
Total liabilities . .             --            --            --            --           --
                        ------------  ------------   -----------   -----------   ----------
                        $102,102,921  $326,285,912   $18,509,151   $10,586,348   $1,452,664
                        ============  ============   ===========   ===========   ==========
Net assets:
In accumulation . . .   $102,102,921  $326,285,912   $18,509,151   $10,586,348   $1,452,664
                        ------------  ------------   -----------   -----------   ----------
Total net assets. . .   $102,102,921  $326,285,912   $18,509,151   $10,586,348   $1,452,664
                        ============  ============   ===========   ===========   ==========
Units outstanding . .        218,067       517,887       233,459     1,024,562      137,701
                        ============  ============   ===========   ===========   ==========
Unit value (in
 accumulation). . . .   $     468.22  $     630.03   $     79.28   $     10.33   $    10.55
                        ============  ============   ===========   ===========   ==========



                           Multi        Large                    Small/Mid       Real
                            Cap          Cap         Money          Cap         Estate
                          Growth        Value        Market       Growth        Equity
                        Subaccount   Subaccount    Subaccount   Subaccount    Subaccount
                        ----------   ----------    ----------   ----------   -------------
Assets
Investment in shares
 of portfolios of:
John Hancock Variable
 Series Trust I,
 at value . . . . . .   $14,413,320  $19,253,268  $ 93,736,265  $12,153,878   $19,188,623
Policy loans and
 accrued interest . .            --           --    16,059,311           --     3,136,923
Receivable from
 portfolio/JHLICO . .            --           --            --           --            --
                        -----------  -----------  ------------  -----------   -----------
Total assets. . . . .    14,413,320   19,253,268   109,795,576   12,153,878    22,325,546
Liabilities
Payable to
 portfolio/JHVLICO. .            --           --            --           --            --
                        -----------  -----------  ------------  -----------   -----------
Total liabilities . .            --           --            --           --            --
                        -----------  -----------  ------------  -----------   -----------
                        $14,413,320  $19,253,268  $109,795,576  $12,153,878   $22,325,546
                        ===========  ===========  ============  ===========   ===========
Net assets:
In accumulation . . .   $14,413,320  $19,253,268  $109,795,576  $12,153,878   $22,325,546
                        -----------  -----------  ------------  -----------   -----------
Total net assets. . .   $14,413,320  $19,253,268  $109,795,576  $12,153,878   $22,325,546
                        ===========  ===========  ============  ===========   ===========
Units outstanding . .     1,493,320    1,204,247     2,431,692      700,636       604,393
                        ===========  ===========  ============  ===========   ===========
Unit value (in
 accumulation). . . .   $      9.65  $     15.99  $      45.34  $     17.35   $     36.94
                        ===========  ===========  ============  ===========   ===========



See accompanying notes.

                      John Hancock Variable Life Account U

                               December 31, 2002


                          Growth &                  Short-Term  Small Cap    International
                           Income       Managed        Bond       Equity     Opportunities
                         Subaccount    Subaccount   Subaccount  Subaccount    Subaccount
                        ------------  ------------  ----------  ----------  ---------------
Assets
Investment in shares
 of portfolios of:
John Hancock Variable
 Series Trust I,
 at value . . . . . .   $559,852,198  $315,885,164  $5,330,723  $4,563,779    $4,509,379
Policy loans and
 accrued interest . .    181,898,660    84,577,767          --          --            --
Receivable from
 portfolio/JHVLICO. .             --            --          --          --            --
                        ------------  ------------  ----------  ----------    ----------
Total assets. . . . .    741,750,858   400,462,931   5,330,723   4,563,779     4,509,379
Liabilities
Payable to
 portfolio/JHVLICO. .             --            --          --          --            --
                        ------------  ------------  ----------  ----------    ----------
Total liabilities . .             --            --          --          --            --
                        ------------  ------------  ----------  ----------    ----------
                        $741,750,858  $400,462,931  $5,330,723  $4,563,779    $4,509,379
                        ============  ============  ==========  ==========    ==========
Net assets:
In accumulation . . .   $741,750,858  $400,462,931  $5,330,723  $4,563,779    $4,509,379
                        ------------  ------------  ----------  ----------    ----------
Total net assets. . .   $741,750,858  $400,462,931  $5,330,723  $4,563,779    $4,509,379
                        ============  ============  ==========  ==========    ==========
Units outstanding . .        147,706     1,520,148     329,065     594,627       509,146
                        ============  ============  ==========  ==========    ==========
Unit value (in
 accumulation). . . .   $   5,021.81  $     263.44  $    16.20  $     7.68    $     8.86
                        ============  ============  ==========  ==========    ==========



                                                                     Emerging
                                            Equity       Global      Markets
                                             Index        Bond        Equity
                                          Subaccount   Subaccount   Subaccount
                                          -----------  ----------  ------------
Assets
Investment in shares of portfolios of:
John Hancock Variable Series Trust I,
 at value . . . . . . . . . . . . . . .   $31.452,857  $3,833,234   $1,942,425
Policy loans and accrued interest . . .            --          --           --
Receivable from portfolio/JHLICO. . . .            --          --           --
                                          -----------  ----------   ----------
Total assets. . . . . . . . . . . . . .    31.452,857   3,833,234    1,942,425
Liabilities
Payable to portfolio/JHVLICO. . . . . .            --          --           --
                                          -----------  ----------   ----------
Total liabilities . . . . . . . . . . .            --          --           --
                                          -----------  ----------   ----------
                                          $31.452,857  $3,833,234   $1,942,425
                                          ===========  ==========   ==========
Net assets:
In accumulation . . . . . . . . . . . .   $31.452,857  $3,833,234   $1,942,425
                                          -----------  ----------   ----------
Total net assets. . . . . . . . . . . .   $31.452,857  $3,833,234   $1,942,425
                                          ===========  ==========   ==========
Units outstanding . . . . . . . . . . .     2.200,863     242,670      284,556
                                          ===========  ==========   ==========
Unit value (in accumulation). . . . . .   $     14.29  $    15.80   $     6.83
                                          ===========  ==========   ==========



See accompanying notes.

                      John Hancock Variable Life Account U

                               December 31, 2002


                                                      High       Turner        Brandes
                           Bond     Small/Mid Cap    Yield        Core      International
                          Index         CORE          Bond       Growth        Equity
                        Subaccount   Subaccount    Subaccount  Subaccount    Subaccount
                        ----------  -------------  ----------  ----------  ---------------
Assets
Investment in shares
 of portfolios of:
John Hancock Variable
 Series Trust I, at
 value. . . . . . . .   $7,285,835   $2,480,399    $2.903,381   $     --      $     --
Outside Trust, at
 value. . . . . . . .           --           --            --    248,441       691,651
Receivable from
 portfolio/JHLICO . .           --           --            --         --            --
                        ----------   ----------    ----------   --------      --------
Total assets. . . . .    7,285,835    2,480,399     2,903,381    248,441       691,651
Liabilities
Payable to
 portfolio/JHVLICO. .           --           --            --         --            --
                        ----------   ----------    ----------   --------      --------
Total liabilities . .           --           --            --         --            --
                        ----------   ----------    ----------   --------      --------
                        $7,285,835   $2,480,399    $2,903,381   $248,441      $691,651
                        ----------   ==========    ==========   ========      ========
Net assets:
In accumulation . . .   $7,285,835   $2,480,399    $2,903,381   $248,441      $691,651
                        ----------   ----------    ----------   --------      --------
Total net assets. . .   $7,285,835   $2,480,399    $2,903,381   $248,441      $691,651
                        ==========   ==========    ==========   ========      ========
Units outstanding . .      531,588      258,897       332,426     19,180        53,002
                        ==========   ==========    ==========   ========      ========
Unit value (in
 accumulation). . . .   $    13.71   $     9.58    $     8.73   $  12.95      $  13.05
                        ==========   ==========    ==========   ========      ========



                          Frontier     Clifton    Large Cap                  AIM V.I.
                          Capital      Enhanced   Aggessive   Fundamental    Premier
                        Appreciation  US Equity     Growth      Growth        Equity
                         Subaccount   Subaccount  Subaccount  Subaccount    Subaccount
                        ------------  ----------  ----------  -----------  ------------
Assets
Investment in shares
 of portfolios of:
John Hancock Variable
 Series Trust I, at
 value. . . . . . . .     $     --     $     --    $341,428    $356,004     $       --
Outside Trust, at
 value. . . . . . . .      951,869      135,794          --          --      1,254,788
Receivable from
 portfolio/JHLICO . .           --           --          --          --             --
                          --------     --------    --------    --------     ----------
Total assets. . . . .      951,869      135,794     341,428     356,004      1,254,788
Liabilities
Payable to
 portfolio/JHVLICO. .           --           --          --          --             --
                          --------     --------    --------    --------     ----------
Total liabilities . .           --           --          --          --             --
                          --------     --------    --------    --------     ----------
                          $951,869     $135,794    $341,428    $356,004     $1,254,788
                          ========     ========    ========    ========     ==========
Net assets:
In accumulation . . .     $951,869     $135,794    $341,428    $356,004     $1,254,788
                          --------     --------    --------    --------     ----------
Total net assets. . .     $951,869     $135,794    $341,428    $356,004     $1,254,788
                          ========     ========    ========    ========     ==========
Units outstanding . .       56,765       17,738      59,739      50,276         60,529
                          ========     ========    ========    ========     ==========
Unit value (in
 accumulation). . . .     $  16.77     $   7.66    $   5.72    $   7.08     $    20.73
                          ========     ========    ========    ========     ==========



See accompanying notes.

                      John Hancock Variable Life Account U

                               December 31, 2002



                         Fidelity    Fidelity   Janus Aspen  Janus Aspen    MFS New
                           VIP         VIP        Global      Worldwide    Discovery
                          Growth    Contrafund  Technology     Growth        Series
                        Subaccount  Subaccount  Subaccount   Subaccount    Subaccount
                        ----------  ----------  -----------  -----------  ------------
Assets
Investment in shares
 of portfolios of:
Outside Trust, at
 value. . . . . . . .   $1,659,966  $2,132,183   $421,492     $703,604      $618,824
Receivable from
 portfolio/JHLICO . .           --          --         --           --            --
                        ----------  ----------   --------     --------      --------
Total assets. . . . .    1,659,966   2,132,183    421,492      703,604       618,824
Liabilities
Payable to
 portfolio/JHVLICO. .           --          --         --           --            --
                        ----------  ----------   --------     --------      --------
Total liabilities . .           --          --         --           --            --
                        ----------  ----------   --------     --------      --------
                        $1,659,966  $2,132,183   $421,492     $703,604      $618,824
                        ==========  ==========   ========     ========      ========
Net assets:
In accumulation . . .   $1,659,966  $2,132,183   $421,492     $703,604      $618,824
                        ----------  ----------   --------     --------      --------
Total net assets. . .   $1,659,966  $2,132,183   $421,492     $703,604      $618,824
                        ==========  ==========   ========     ========      ========
Units outstanding . .       33,460      84,932    168,083      146,517        54,887
                        ==========  ==========   ========     ========      ========
Unit value (in
 accumulation). . . .   $    49.61  $    25.10   $   2.51     $   4.80      $  11.27
                        ==========  ==========   ========     ========      ========


                                                          V.A.         V.A
                                          Templeton     Relative    Financial
                                        International    Value      Industries
                                         Subaccount    Subaccount   Subaccount
                                        -------------  ----------  ------------
Assets
Investment in shares of portfolios of:
John Hancock Declaration Trust, at
 value. . . . . . . . . . . . . . . .      $    --      $314,857     $497,342
Outside Trust, at value . . . . . . .       98,334            --           --
Receivable from portfolio/JHLICO. . .           --            --           --
                                           -------      --------     --------
Total assets. . . . . . . . . . . . .       98,334       314,857      497,342
Liabilities
Payable to portfolio/JHVLICO. . . . .           --            --           --
                                           -------      --------     --------
Total liabilities . . . . . . . . . .           --            --           --
                                           -------      --------     --------
                                           $98,334      $314,857     $497,342
                                           =======      ========     ========
Net assets:
In accumulation . . . . . . . . . . .      $98,334      $314,857     $497,342
                                           -------      --------     --------
Total net assets. . . . . . . . . . .      $98,334      $314,857     $497,342
                                           =======      ========     ========
Units outstanding . . . . . . . . . .        5,716        30,818       39,498
                                           =======      ========     ========
Unit value (in accumulation). . . . .      $ 17.20      $  10.22     $  12.59
                                           =======      ========     ========



See accompanying notes.

                      John Hancock Variable Life Account U

                               December 31, 2002



                           V.A.       Health
                        Strategic    Sciences   Large Cap   Fundamental   Small Cap
                          Income       Fund     Value CORE     Value        Value
                        Subaccount  Subaccount  Subaccount  Subaccount    Subaccount
                        ----------  ----------  ----------  -----------  ------------
Assets
Investment in shares
 of portfolios of:
John Hancock
 Declaration Trust, at
 value. . . . . . . .    $277,302    $     --    $     --   $       --    $       --
John Hancock Variable
 Series Trust I, at
 value. . . . . . . .          --     753,943     452,738    7,196,883     3,077,646
Receivable from
 portfolio/JHLICO . .          49          --          --           --            --
                         --------    --------    --------   ----------    ----------
Total assets. . . . .     277,351     753,943     452,738    7,196,883     3,077,646
Liabilities
Payable to
 portfolio/JHVLICO. .          --          --          --           --            --
                         --------    --------    --------   ----------    ----------
Total liabilities . .          --          --          --           --            --
                         --------    --------    --------   ----------    ----------
                         $277,351    $753,943    $452,738   $7,196,883    $3,077,646
                         ========    ========    ========   ==========    ==========
Net assets:
In accumulation . . .    $277,351    $753,943    $452,738   $7,196,883    $3,077,646
                         --------    --------    --------   ----------    ----------
Total net assets. . .    $277,351    $753,943    $452,738   $7,196,883    $3,077,646
                         ========    ========    ========   ==========    ==========
Units outstanding . .      18,630      96,012      53,380      587,230       195,859
                         ========    ========    ========   ==========    ==========
Unit value (in
 accumulation). . . .    $  14.89    $   7.85    $   8.48   $    12.26    $    15.71
                         ========    ========    ========   ==========    ==========



                         AIM V.I.   MFS Investors  MFS Research   AIM V.I. Capital
                          Growth    Growth Stock      Series        Development
                        Subaccount   Subaccount     Subaccount       Subaccount
                        ----------  -------------  ------------  ------------------
Assets
Investment in shares
 of portfolios of:
Outside Trust, at
 value. . . . . . . .    $167,619     $300,587       $178,476         $64,142
Receivable from
 portfolio/JHLICO . .          --           --             --              --
                         --------     --------       --------         -------
Total assets. . . . .     167,619      300,587        178,476          64,142
Liabilities
Payable to
 portfolio/JHVLICO. .          --           --             --              --
                         --------     --------       --------         -------
Total liabilities . .          --           --             --              --
                         --------     --------       --------         -------
                         $167,619     $300,587       $178,476         $64,142
                         ========     ========       ========         =======
Net assets:
In accumulation . . .    $167,619     $300,587       $178,476         $64,142
                         --------     --------       --------         -------
Total net assets. . .    $167,619     $300,587       $178,476         $64,142
                         ========     ========       ========         =======
Units outstanding . .      11,690       41,622         12,670           8,538
                         ========     ========       ========         =======
Unit value (in
 accumulation). . . .    $  14.34     $   7.22       $  14.09         $  7.51
                         ========     ========       ========         =======



See accompanying notes.

                      John Hancock Variable Life Account U

                               December 31, 2002


                                                                     Fidelity
                                                          CSI         VIP II
                                                         Equity      Overseas
                                                       Subaccount   Subaccount
                                                       ----------  ------------
Assets
Investment in shares of portfolios of:
Outside Trust, at value. . . . . . . . . . . . . . .   $1,915,313    $67,597
Receivable from portfolio/JHVLICO. . . . . . . . . .           --         --
                                                       ----------    -------
Total assets . . . . . . . . . . . . . . . . . . . .    1,915,313     67,597
Liabilities
Payable to portfolio/JHVLICO . . . . . . . . . . . .           --         --
                                                       ----------    -------
Total liabilities. . . . . . . . . . . . . . . . . .           --         --
                                                       ----------    -------
                                                       $1,915,313    $67,597
                                                       ==========    =======
Net assets:
In accumulation. . . . . . . . . . . . . . . . . . .   $1,915,313    $67,597
                                                       ----------    -------
Total net assets . . . . . . . . . . . . . . . . . .   $1,915,313    $67,597
                                                       ==========    =======
Units outstanding. . . . . . . . . . . . . . . . . .      192,881      3,504
                                                       ==========    =======
Unit value (in accumulation) . . . . . . . . . . . .   $     9.93    $ 19.29
                                                       ==========    =======



See accompanying notes.

                      John Hancock Variable Life Account U

                            Statements of Operations

                        For the years ended December 31,


                                                     Large Cap Growth                             Active Bond
                                                        Subaccount                                Subaccount
                                        ------------------------------------------   --------------------------------------
                                            2002           2001           2000          2002          2001          2000
                                        -------------  -------------  -------------  ------------  -----------  -------------
Investment Income:
 Distributions received from net
  investment income of the underlying
  portfolio . . . . . . . . . . . . .   $    307,274   $    215,685   $ 21,798,840   $13,179,657   $14,709,310   $15,313,198
 Interest on policy loans . . . . . .      1,588,443      1,732,312      1,608,804     4,770,547     4,683,009     4,341,054
                                        ------------   ------------   ------------   -----------   -----------   -----------
Total investment income . . . . . . .      1,895,717      1,947,997     23,407,644    17,950,204    19,392,319    19,654,252
Expenses:
 Mortality and expense risk . . . . .        635,299        772,251      1,025,547     1,118,199     1,083,905     1,538,692
                                        ------------   ------------   ------------   -----------   -----------   -----------
Net investment income . . . . . . . .      1,260,418      1,175,746     22,382,097    16,832,005    18,308,414    18,115,560
Realized gains (losses) on
 investments:
 Realized gains (losses) on sale of
  portfolio shares  . . . . . . . . .     (3,483,575)       122,209      6,354,615      (668,042)      254,697       234,368
 Distributions received from realized
  capital gains of the underlying
  portfolio . . . . . . . . . . . . .             --             --             --       706,411            --            --
                                        ------------   ------------   ------------   -----------   -----------   -----------
Realized gains (losses) . . . . . . .     (3,483,575)       122,209      6,354,615        38,369       254,697       234,368
Change in unrealized appreciation
 (depreciation) during the year . . .    (27,948,617)   (24,654,732)   (58,311,265)    4,585,994     2,474,513     7,954,643
                                        ------------   ------------   ------------   -----------   -----------   -----------
Net increase (decrease) in net assets
 resulting from operations. . . . . .   $(30,171,774)  $(23,356,777)  $(29,574,553)  $21,456,368   $21,037,534   $26,304,571
                                        ============   ============   ============   ===========   ===========   ===========


See accompanying notes.

                      John Hancock Variable Life Account U

                        For the years ended December 31,


                                                  International Equity Index                     Small Cap Growth
                                                          Subaccount                                Subaccount
                                            ---------------------------------------   ---------------------------------------
                                               2002          2001          2000          2002          2001           2000
                                            ------------  ------------  ------------  ------------  ------------  --------------
Investment Income:
 Distributions received from net
  investment income of the underlying
  portfolio . . . . . . . . . . . . . . .   $   315,401   $   309,473   $ 1,214,298   $        --   $        --    $ 1,131,699
 Interest on policy loans . . . . . . . .       212,223       225,868       219,642            --            --             --
                                            -----------   -----------   -----------   -----------   -----------    -----------
Total investment income . . . . . . . . .       527,624       535,341     1,433,940            --            --      1,131,699
Expenses:
 Mortality and expense risk . . . . . . .       108,622       124,010       177,404        57,096        62,004         81,409
                                            -----------   -----------   -----------   -----------   -----------    -----------
Net investment income (loss). . . . . . .       419,002       411,331     1,256,536       (57,096)      (62,004)     1,050,290
Realized gains (losses) on investments:
 Realized gains (losses) on sale of
  portfolio shares  . . . . . . . . . . .    (3,683,780)   (1,233,213)      527,088    (3,500,804)   (3,273,803)     2,288,594
 Distributions received from realized
  capital gains of the underlying
  portfolio . . . . . . . . . . . . . . .            --         2,355            --            --            --             --
                                            -----------   -----------   -----------   -----------   -----------    -----------
Realized gains (losses) . . . . . . . . .    (3,683,780)   (1,230,858)      527,088    (3,500,804)   (3,273,803)     2,288,594
Change in unrealized appreciation
 (depreciation) during the year . . . . .       767,757    (3,559,869)   (7,357,143)     (709,719)    1,819,951     (6,989,013)
                                            -----------   -----------   -----------   -----------   -----------    -----------
Net decrease in net assets resulting from
 operations . . . . . . . . . . . . . . .   $(2,497,021)  $(4,379,396)  $(5,573,519)  $(4,267,619)  $(1,515,856)   $(3,650,129)
                                            ===========   ===========   ===========   ===========   ===========    ===========



See accompanying notes.

                      John Hancock Variable Life Account U

                        For the years ended December 31,


                                Global Balanced                        Multi Cap Growth
                                   Subaccount                             Subaccount
                        --------------------------------   ----------------------------------------
                          2002       2001        2000         2002          2001            2000
                        ---------  ----------  ----------  ------------  ------------  ---------------
Investment Income:
 Distributions
  received from net
  investment income of
  the underlying
  portfolio . . . . .   $ 15,563   $  12,566   $  46,847   $        --   $        --    $  3,159,846
 Interest on policy
  loans . . . . . . .         --          --          --            --            --              --
                        --------   ---------   ---------   -----------   -----------    ------------
Total investment
 income . . . . . . .     15,563      12,566      46,847            --            --       3,159,846
Expenses:
 Mortality and expense
  risk. . . . . . . .      5,325       5,525       5,955        70,941        90,412         146,991
                        --------   ---------   ---------   -----------   -----------    ------------
Net investment income
 (loss) . . . . . . .     10,238       7,041      40,892       (70,941)      (90,412)      3,012,855
Realized gains
 (losses) on
 investments:
 Realized gains
  (losses) on sale of
  portfolio shares  .    (59,836)   (109,568)    (15,033)   (9,747,695)   (7,541,959)      3,196,857
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio        --          --          --            --            --              --
                        --------   ---------   ---------   -----------   -----------    ------------
Realized gains
 (losses) . . . . . .    (59,836)   (109,568)    (15,033)   (9,747,695)   (7,541,959)      3,196,857
Change in unrealized
 appreciation
 (depreciation) during
 the year . . . . . .    (24,573)     20,142    (129,800)    3,601,741      (447,654)    (17,335,527)
                        --------   ---------   ---------   -----------   -----------    ------------
Net decrease in net
 assets resulting from
 operations . . . . .   $(74,171)  $ (82,385)  $(103,941)  $(6,216,895)  $(8,080,025)   $(11,125,815)
                        ========   =========   =========   ===========   ===========    ============


                                  Large Cap Value                        Money Market
                                    Subaccount                            Subaccount
                        ------------------------------------  ----------------------------------
                           2002         2001         2000        2002        2001         2000
                        ------------  ----------  ----------  ----------  ----------  ------------
Investment Income:
 Distributions
  received from net
  investment income of
  the underlying
  portfolio . . . . .   $   312,730   $ 190,984   $  566,072  $1,254,397  $2,724,130   $3,772,237
 Interest on policy
  loans . . . . . . .            --          --           --   1,092,672   1,043,435    1,003,512
                        -----------   ---------   ----------  ----------  ----------   ----------
Total investment
 income . . . . . . .       312,730     190,984      566,072   2,347,069   3,767,565    4,775,749
Expenses:
 Mortality and expense
  risk. . . . . . . .        74,992      63,477       62,777     463,973     450,313      420,783
                        -----------   ---------   ----------  ----------  ----------   ----------
Net investment income       237,738     127,507      503,295   1,883,096   3,317,252    4,354,966
Realized gains
 (losses) on
 investments:
 Realized gains
  (losses) on sale of
  portfolio shares  .      (517,347)    215,945      126,864          --          --           --
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio      268,137     207,817           --          --          --           --
                        -----------   ---------   ----------  ----------  ----------   ----------
Realized gains
 (losses) . . . . . .      (249,210)    423,762      126,864          --          --           --
Change in unrealized
 appreciation
 (depreciation) during
 the year . . . . . .    (2,804,440)   (350,171)     660,671          --          --           --
                        -----------   ---------   ----------  ----------  ----------   ----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(2,815,912)  $ 201,098   $1,290,830  $1,883,096  $3,317,252   $4,354,966
                        ===========   =========   ==========  ==========  ==========   ==========



See accompanying notes.

                      John Hancock Variable Life Account U

                        For the years ended December 31,


                                                 Small/Mid Cap Growth                     Real Estate Equity
                                                      Subaccount                              Subaccount
                                         -------------------------------------   -------------------------------------
                                            2002          2001         2000         2002          2001          2000
                                         ------------  -----------  -----------  ------------  -----------  -------------
Investment Income:
 Distributions received from net
  investment income of the underlying
  portfolio. . . . . . . . . . . . . .   $        --   $       --   $1,332,009   $   844,590   $  612,991    $1,252,411
 Interest on policy loans. . . . . . .            --           --           --       208,211      173,091       145,455
                                         -----------   ----------   ----------   -----------   ----------    ----------
Total investment income. . . . . . . .            --           --    1,332,009     1,052,801      786,082     1,397,866
Expenses:
 Mortality and expense risk. . . . . .        70,121       73,257       75,233       111,750       89,641        84,516
                                         -----------   ----------   ----------   -----------   ----------    ----------
Net investment income (loss) . . . . .       (70,121)     (73,257)   1,256,776       941,051      696,441     1,313,350
Realized gains (losses) on investments:
 Realized gains (losses) on sale of
  portfolio shares . . . . . . . . . .    (1,258,976)    (981,468)    (293,946)      (87,516)     556,692      (982,035)
 Distributions received from realized
  capital gains of the underlying
  portfolio. . . . . . . . . . . . . .       148,743           --           --       481,761      474,775            --
                                         -----------   ----------   ----------   -----------   ----------    ----------
Realized gains (losses). . . . . . . .    (1,110,233)    (981,468)    (293,946)      394,245    1,031,467      (982,035)
Change in unrealized appreciation
 (depreciation) during the year. . . .    (2,069,214)   1,362,634       32,687    (1,152,012)    (743,344)    3,101,113
                                         -----------   ----------   ----------   -----------   ----------    ----------
Net increase (decrease) in net assets
 resulting from operations . . . . . .   $(3,249,568)  $  307,909   $  995,517   $   183,284   $  984,564    $3,432,428
                                         ===========   ==========   ==========   ===========   ==========    ==========


See accompanying notes.

                      John Hancock Variable Life Account U

                        For the years ended December 31,


                                                Growth & Income                                   Managed
                                                  Subaccount                                     Subaccount
                                 ---------------------------------------------   ------------------------------------------
                                     2002            2001            2000            2002           2001            2000
                                 --------------  --------------  --------------  -------------  -------------  ---------------
Investment Income:
 Distributions received from
  net investment income of the
  underlying portfolio . . . .   $   4,682,295   $   3,764,101   $ 168,501,199   $  6,051,150   $  7,964,491    $ 43,384,453
 Interest on policy loans. . .      13,800,389      14,623,249      14,341,628      6,094,516      6,348,980       5,738,215
                                 -------------   -------------   -------------   ------------   ------------    ------------
Total investment income. . . .      18,482,684      18,387,350     182,842,827     12,145,666     14,313,471      49,122,668
Expenses:
 Mortality and expense risk. .       2,976,413       3,388,451       6,264,243      2,310,926      2,551,441       2,689,090
                                 -------------   -------------   -------------   ------------   ------------    ------------
Net investment income. . . . .      15,506,271      14,998,899     176,578,584      9,834,740     11,762,030      46,433,578
Realized gains (losses) on
 investments:
 Realized gains (losses) on
  sale of portfolio shares . .      (5,589,186)      7,486,424      29,822,980      1,133,382      5,262,599       6,751,143
 Distributions received from
  realized capital gains of the
  underlying portfolio . . . .              --              --              --             --      1,933,616              --
                                 -------------   -------------   -------------   ------------   ------------    ------------
Realized gains (losses). . . .      (5,589,186)      7,486,424      29,822,980      1,133,382      7,196,215       6,751,143
Change in unrealized
 depreciation during the year.    (160,401,640)   (148,114,482)   (334,928,257)   (56,059,985)   (26,271,548)    (50,083,997)
                                 -------------   -------------   -------------   ------------   ------------    ------------
Net increase (decrease) in net
 assets resulting from
 operations. . . . . . . . . .   $(150,484,555)  $(125,629,159)  $(128,526,693)  $(45,091,863)  $ (7,313,303)   $  3,100,724
                                 =============   =============   =============   ============   ============    ============



See accompanying notes.

                      John Hancock Variable Life Account U

                        For the years ended December 31,


                               Short-Term Bond                  Small Cap Equity
                                 Subaccount                        Subaccount
                        ----------------------------   -----------------------------------
                          2002      2001      2000        2002         2001         2000
                        --------  --------  ---------  ------------  ----------  ------------
Investment Income:
 Distributions
  received from net
  investment income of
  the underlying
  portfolio . . . . .   $180,867  $115,661  $ 67,797   $     9,781   $   2,608    $ 274,220
                        --------  --------  --------   -----------   ---------    ---------
Total investment
 income . . . . . . .    180,867   115,661    67,797         9,781       2,608      274,220
Expenses:
 Mortality and expense
  risk. . . . . . . .     12,633     9,963     6,381        21,949      20,054       26,554
                        --------  --------  --------   -----------   ---------    ---------
Net investment income
 (loss) . . . . . . .    168,234   105,698    61,416       (12,168)    (17,446)     247,666
Realized gains
 (losses) on
 investments:
 Realized gains
  (losses) on sale of
  portfolio shares  .     31,138    13,263   (16,575)     (369,248)   (965,308)    (493,450)
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio     5,231        --        --            --          --           --
                        --------  --------  --------   -----------   ---------    ---------
Realized gains
 (losses) . . . . . .     36,369    13,263   (16,575)     (369,248)   (965,308)    (493,450)
Change in unrealized
 appreciation
 (depreciation) during
 the year . . . . . .     21,049    23,040    35,100    (1,139,672)    833,167     (206,562)
                        --------  --------  --------   -----------   ---------    ---------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $225,652  $142,001  $ 79,941   $(1,521,088)  $(149,587)   $(452,346)
                        ========  ========  ========   ===========   =========    =========


                                              International Opportunities                     Equity Index
                                                      Subaccount                               Subaccount
                                         -------------------------------------   ---------------------------------------
                                           2002         2001          2000          2002          2001           2000
                                         ----------  ------------  ------------  ------------  ------------  --------------
Investment Income:
 Distributions received from net
  investment income of the underlying
  portfolio. . . . . . . . . . . . . .   $  31,860   $    36,326   $   305,866   $   440,618   $   322,638    $ 1,338,163
                                         ---------   -----------   -----------   -----------   -----------    -----------
Total investment income. . . . . . . .      31,860        36,326       305,866       440,618       322,638      1,338,163
Expenses:
 Mortality and expense risk. . . . . .      23,540        25,702        34,912       132,065       145,488        149,460
                                         ---------   -----------   -----------   -----------   -----------    -----------
Net investment income. . . . . . . . .       8,320        10,624       270,954       308,553       177,150      1,188,703
Realized gains (losses) on investments:
 Realized gains (losses) on sale of
  portfolio shares . . . . . . . . . .    (519,721)   (1,827,992)      116,886    (1,570,811)      699,429        946,085
 Distributions received from realized
  capital gains of the underlying
  portfolio. . . . . . . . . . . . . .          --            --            --        38,720       949,581             --
                                         ---------   -----------   -----------   -----------   -----------    -----------
Realized gains (losses). . . . . . . .    (519,721)   (1,827,992)      116,886    (1,532,091)    1,649,010        946,085
Change in unrealized appreciation
 (depreciation) during the year. . . .    (265,923)      631,002    (1,564,313)   (6,970,683)   (5,391,314)    (4,757,606)
                                         ---------   -----------   -----------   -----------   -----------    -----------
Net decrease in net assets resulting
 from operations . . . . . . . . . . .   $(777,324)  $(1,186,366)  $(1,176,473)  $(8,194,221)  $(3,565,154)   $(2,622,818)
                                         =========   ===========   ===========   ===========   ===========    ===========



See accompanying notes.

                      John Hancock Variable Life Account U

                        For the years ended December 31,


                                  Global Bond                 Emerging Markets Equity
                                  Subaccount                        Subaccount
                        ------------------------------   ---------------------------------
                          2002      2001        2000       2002        2001         2000
                        --------  ----------  ---------  ----------  ----------  ------------
Investment Income:
 Distributions
  received from net
  investment income of
  the underlying
  portfolio . . . . .   $139,083  $  91,109   $108,920   $   4,452   $   3,632    $  93,492
                        --------  ---------   --------   ---------   ---------    ---------
Total investment
 income . . . . . . .    139,083     91,109    108,920       4,452       3,632       93,492
Expenses:
 Mortality and expense
  risk. . . . . . . .     14,308     11,401      9,893       8,113       6,658        6,624
                        --------  ---------   --------   ---------   ---------    ---------
Net investment income
 (loss) . . . . . . .    124,775     79,708     99,027      (3,661)     (3,026)      86,868
Realized gains
 (losses) on
 investments:
 Realized gains
  (losses) on sale of
  portfolio shares  .     28,731    (18,675)   (44,965)       (970)   (350,867)    (444,667)
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio    28,516         --         --          --          --           --
                        --------  ---------   --------   ---------   ---------    ---------
Realized gains
 (losses) . . . . . .     57,247    (18,675)   (44,965)       (970)   (350,867)    (444,667)
Change in unrealized
 appreciation
 (depreciation) during
 the year . . . . . .    300,437   (112,702)   134,921    (116,112)    250,077     (303,818)
                        --------  ---------   --------   ---------   ---------    ---------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $482,459  $ (51,669)  $188,983   $(120,743)  $(103,816)   $(661,617)
                        ========  =========   ========   =========   =========    =========


                                 Bond Index                  Small/Mid Cap CORE
                                 Subaccount                      Subaccount
                        ----------------------------   -------------------------------
                          2002      2001      2000       2002        2001        2000
                        --------  ---------  --------  ----------  ---------  -----------
Investment Income:
 Distributions
  received from net
  investment income of
  the underlying
  portfolio . . . . .   $292,920  $110,178   $53,609   $  10,927   $  3,830    $ 17,081
                        --------  --------   -------   ---------   --------    --------
Total investment
 income . . . . . . .    292,920   110,178    53,609      10,927      3,830      17,081
Expenses:
 Mortality and expense
  risk. . . . . . . .     11,745     7,046     4,506       5,732      2,553       1,144
                        --------  --------   -------   ---------   --------    --------
Net investment income    281,175   103,132    49,103       5,195      1,277      15,937
Realized gains
 (losses) on
 investments:
 Realized gains
  (losses) on sale of
  portfolio shares  .     73,316    29,627    (7,112)   (143,875)   (52,457)     10,460
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio    10,975     5,332        --          --         --          --
                        --------  --------   -------   ---------   --------    --------
Realized gains
 (losses) . . . . . .     84,291    34,959    (7,112)   (143,875)   (52,457)     10,460
Change in unrealized
 appreciation
 (depreciation) during
 the year . . . . . .    165,447   (29,500)   49,798    (260,503)    88,695     (24,998)
                        --------  --------   -------   ---------   --------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $530,913  $108,591   $91,789   $(399,183)  $ 37,515    $  1,399
                        ========  ========   =======   =========   ========    ========



See accompanying notes.

                      John Hancock Variable Life Account U

                        For the years ended December 31,


                                High Yield Bond                   Turner CORE Growth
                                   Subaccount                         Subaccount
                        --------------------------------   --------------------------------
                          2002        2001        2000       2002       2001         2000
                        ----------  ----------  ---------  ---------  ----------  ------------
Investment Income:
 Distributions
  received from net
  investment income of
  the underlying
  portfolio . . . . .   $ 195,176   $  78,123   $ 24,017   $    652   $     313    $  55,829
                        ---------   ---------   --------   --------   ---------    ---------
Total investment
 income . . . . . . .     195,176      78,123     24,017        652         313       55,829
Expenses:
 Mortality and expense
  risk. . . . . . . .       6,311       3,321      1,530      1,541       1,894        2,974
                        ---------   ---------   --------   --------   ---------    ---------
Net investment income
 (loss) . . . . . . .     188,865      74,802     22,487       (889)     (1,581)      52,855
Realized gains
 (losses) on
 investments:
 Realized gains
  (losses) on sale of
  portfolio shares  .    (102,271)   (120,786)   (12,103)   (31,689)    (77,189)     102,027
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio         --          --         --         --          --           --
                        ---------   ---------   --------   --------   ---------    ---------
Realized gains
 (losses) . . . . . .    (102,271)   (120,786)   (12,103)   (31,689)    (77,189)     102,027
Change in unrealized
 appreciation
 (depreciation) during
 the year . . . . . .     (86,607)     38,089    (40,003)   (53,031)    (22,334)    (208,949)
                        ---------   ---------   --------   --------   ---------    ---------
Net decrease in net
 assets resulting from
 operations . . . . .   $     (13)  $  (7,895)  $(29,619)  $(85,609)  $(101,104)   $ (54,067)
                        =========   =========   ========   ========   =========    =========


                          Brandes International Equity      Frontier Capital Appreciation
                                   Subaccount                        Subaccount
                        --------------------------------   -------------------------------
                          2002        2001        2000       2002       2001        2000
                        ----------  ----------  ---------  ----------  --------  ------------
Investment Income:
 Distributions
  received from net
  investment income of
  the underlying
  portfolio . . . . .   $   9,626   $   8,474   $ 60,386   $      --   $    --    $ 222,682
                        ---------   ---------   --------   ---------   -------    ---------
Total investment
 income . . . . . . .       9,626       8,474     60,386          --        --      222,682
Expenses:
 Mortality and expense
  risk. . . . . . . .       4,415       3,484      3,755       5,008     4,417        5,316
                        ---------   ---------   --------   ---------   -------    ---------
Net investment income
 (loss) . . . . . . .       5,211       4,990     56,631      (5,008)   (4,417)     217,366
Realized gains
 (losses) on
 investments:
 Realized gains
  (losses) on sale of
  portfolio shares  .     (52,147)     79,134     20,196    (151,692)   18,292      142,388
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio     23,581      25,191         --          --     6,709           --
                        ---------   ---------   --------   ---------   -------    ---------
Realized gains
 (losses) . . . . . .     (28,566)    104,325     20,196    (151,692)   25,001      142,388
Change in unrealized
 depreciation during
 the year . . . . . .    (102,502)   (189,182)   (44,043)   (147,127)   (8,462)    (339,964)
                        ---------   ---------   --------   ---------   -------    ---------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(125,857)  $ (79,867)  $ 32,784   $(303,827)  $12,122    $  19,790
                        =========   =========   ========   =========   =======    =========



See accompanying notes.

                      John Hancock Variable Life Account U

                  For the years and periods ended December 31,


                         Clifton Enhanced US Equity     Large Cap Aggressive Growth
                                 Subaccount                     Subaccount
                        ----------------------------   ----------------------------
                          2002      2001      2000       2002        2001       2000*
                        ---------  --------  --------  ----------  ---------  ---------
Investment Income:
 Distributions
  received from net
  investment income of
  the underlying
  portfolio . . . . .   $  5,532   $ 2,353   $ 2,267   $     --    $    --     $ 104
                        --------   -------   -------   --------    -------     -----
Total investment
 income . . . . . . .      5,532     2,353     2,267         --         --       104
Expenses:
 Mortality and expense
  risk. . . . . . . .        761       290       103         --         --        --
                        --------   -------   -------   --------    -------     -----
Net investment income      4,771     2,063     2,164         --         --       104
Realized losses on
 investments:
 Realized losses on
  sale of portfolio
  shares  . . . . . .     (7,342)   (1,090)     (203)   (15,625)    (8,961)     (105)
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio        --        --        --         --         --        --
                        --------   -------   -------   --------    -------     -----
Realized losses . . .     (7,342)   (1,090)     (203)   (15,625)    (8,961)     (105)
Change in unrealized
 appreciation
 (depreciation) during
 the year or period .    (42,474)   (8,459)   (3,480)   (74,021)     2,871        18
                        --------   -------   -------   --------    -------     -----
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(45,045)  $(7,486)  $(1,519)  $(89,646)   $(6,090)    $  17
                        ========   =======   =======   ========    =======     =====


                              Fundamental Growth           AIM V.I. Premier Equity
                                  Subaccount                      Subaccount
                        ------------------------------   ----------------------------
                          2002        2001      2000*      2002        2001      2000*
                        ----------  ---------  --------  ----------  ---------  --------
Investment Income:
 Distributions
  received from net
  investment income of
  the underlying
  portfolio . . . . .   $      --   $     --   $ 9,207   $   4,994   $  1,133    $ 550
                        ---------   --------   -------   ---------   --------    -----
Total investment
 income . . . . . . .          --         --     9,207       4,994      1,133      550
Expenses:
 Mortality and expense
  risk. . . . . . . .          --         --        --          --         --       --
                        ---------   --------   -------   ---------   --------    -----
Net investment income          --         --     9,207       4,994      1,133      550
Realized losses on
 investments:
 Realized losses on
  sale of portfolio
  shares  . . . . . .     (46,571)   (49,628)      (20)    (71,716)   (18,474)      (7)
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio         --         --        --          --     17,192       --
                        ---------   --------   -------   ---------   --------    -----
Realized losses . . .     (46,571)   (49,628)      (20)    (71,716)    (1,282)      (7)
Change in unrealized
 depreciation during
 the year or period .     (73,130)   (10,636)   (8,739)   (357,636)   (19,270)    (709)
                        ---------   --------   -------   ---------   --------    -----
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(119,701)  $(60,264)  $   448   $(424,358)  $(19,419)   $(166)
                        =========   ========   =======   =========   ========    =====



* From commencement of operations (refer to footnote b in notes to financial statements #5)

See accompanying notes.

                      John Hancock Variable Life Account U

                  For the years and periods ended December 31,


                             Fidelity VIP Growth          Fidelity VIP Contrafund
                                  Subaccount                     Subaccount
                        ------------------------------   ---------------------------
                          2002        2001      2000*      2002       2001      2000*
                        ----------  ---------  --------  ----------  --------  -------
Investment Income:
 Distributions
  received from net
  investment income of
  the underlying
  portfolio . . . . .   $   1,842   $     --   $    --   $   7,823   $   299    $ --
                        ---------   --------   -------   ---------   -------    ----
Total investment
 income . . . . . . .       1,842         --        --       7,823       299      --
Expenses:
 Mortality and expense
  risk. . . . . . . .          --         --        --          --        --      --
                        ---------   --------   -------   ---------   -------    ----
Net investment income       1,842         --        --       7,823       299      --
Realized gains
 (losses) on
 investments:
 Realized losses on
  sale of portfolio
  shares  . . . . . .    (105,965)   (33,084)      (20)    (19,415)   (5,468)    (10)
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio         --     10,290        --          --     1,195      --
                        ---------   --------   -------   ---------   -------    ----
Realized losses . . .    (105,965)   (22,794)      (20)    (19,415)   (4,273)    (10)
Change in unrealized
 appreciation
 (depreciation) during
 the year or period .    (464,001)    (2,000)   (1,647)   (166,387)   17,286      60
                        ---------   --------   -------   ---------   -------    ----
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(568,124)  $(24,794)  $(1,667)  $(177,979)  $13,312    $ 50
                        =========   ========   =======   =========   =======    ====


                        Janus Aspen Global Technology     Janus Aspen Worldwide Growth
                                  Subaccount                       Subaccount
                        ------------------------------   ------------------------------
                          2002        2001      2000*      2002        2001       2000*
                        ----------  ---------  --------  ----------  ---------  ----------
Investment Income:
 Distributions
  received from net
  investment income of
  the underlying
  portfolio . . . . .   $      --   $    978   $   161   $   4,234   $    721    $    11
                        ---------   --------   -------   ---------   --------    -------
Total investment
 income . . . . . . .          --        978       161       4,234        721         11
Expenses:
 Mortality and expense
  risk. . . . . . . .          --         --        --          --         --         --
                        ---------   --------   -------   ---------   --------    -------
Net investment income
 (loss) . . . . . . .          --        978       161       4,234        721         11
Realized gains
 (losses) on
 investments:
 Realized losses on
  sale of portfolio
  shares  . . . . . .     (39,025)   (13,100)     (328)    (46,285)    (6,832)      (303)
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio         --         --        --          --         --         --
                        ---------   --------   -------   ---------   --------    -------
Realized losses . . .     (39,025)   (13,100)     (328)    (46,285)    (6,832)      (303)
Change in unrealized
 depreciation during
 the year or period .    (156,346)   (26,650)   (2,171)   (140,520)   (24,118)    (1,596)
                        ---------   --------   -------   ---------   --------    -------
Net decrease in net
 assets resulting from
 operations . . . . .   $(195,371)  $(38,772)  $(2,338)  $(182,571)  $(30,229)   $(1,888)
                        =========   ========   =======   =========   ========    =======



* From commencement of operations (refer to footnote b in notes to financial statements #5)

See accompanying notes.

                      John Hancock Variable Life Account U

                  For the years and periods ended December 31,


                         MFS New Discovery Series      Templeton International
                                Subaccount                    Subaccount
                        ---------------------------   ---------------------------
                          2002       2001     2000*     2002       2001      2000*
                        ----------  --------  ------  ---------  ---------  -------
Investment Income:
 Distributions
  received from net
  investment income of
  the underlying
  portfolio . . . . .   $      --   $ 4,478   $   1   $  1,465   $  2,295    $ --
                        ---------   -------   -----   --------   --------    ----
Total investment
 income . . . . . . .          --     4,478       1      1,465      2,295      --
Expenses:
 Mortality and expense
  risk. . . . . . . .          --        --      --         --         --       1
                        ---------   -------   -----   --------   --------    ----
Net investment income
 (loss) . . . . . . .          --     4,478       1      1,465      2,295      (1)
Realized gains
 (losses) on
 investments:
 Realized losses on
  sale of portfolio
  shares  . . . . . .     (18,145)   (9,060)   (365)   (19,037)    (4,254)     --
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio         --       177      --         --     18,052      --
                        ---------   -------   -----   --------   --------    ----
Realized gains
 (losses) . . . . . .     (18,145)   (8,883)   (365)   (19,037)    13,798      --
Change in unrealized
 appreciation
 (depreciation) during
 the year or period .    (188,684)   18,620     (51)     6,539    (25,301)    298
                        ---------   -------   -----   --------   --------    ----
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(206,829)  $14,215   $(415)  $(11,033)  $ (9,208)   $297
                        =========   =======   =====   ========   ========    ====


                             V.A. Relative Value   V.A. Financial Industries
                                 Subaccount               Subaccount
                             ------------          --------------------------
                               2002       2001*        2002          2001*
                             ----------  --------  -------------  -------------
Investment Income:
 Distributions received
  from net investment
  income of the underlying
  portfolio. . . . . . . .   $   2,026   $   153     $  5,412        $  873
                             ---------   -------     --------        ------
Total investment income. .       2,026       153        5,412           873
Expenses:
 Mortality and expense risk         --        --           --            --
                             ---------   -------     --------        ------
Net investment income. . .       2,026       153        5,412           873
Realized gains (losses) on
 investments:
 Realized losses on sale of
  portfolio shares . . . .     (14,558)   (6,956)     (19,341)         (310)
 Distributions received
  from realized capital
  gains of the underlying
  portfolio. . . . . . . .         921    13,135           --         4,784
                             ---------   -------     --------        ------
Realized gains (losses). .     (13,637)    6,179      (19,341)        4,474
Change in unrealized
 appreciation
 (depreciation) during the
 year or period. . . . . .    (152,654)   22,699      (70,398)         (697)
                             ---------   -------     --------        ------
Net increase (decrease) in
 net assets resulting from
 operations. . . . . . . .   $(164,265)  $29,031     $(84,327)       $4,650
                             =========   =======     ========        ======



* From commencement of operations (refer to footnote b in notes to financial statements #5)

See accompanying notes.

                      John Hancock Variable Life Account U

                  For the years and periods ended December 31,


                                V.A. Strategic Income   Health Sciences Fund
                                     Subaccount              Subaccount
                                ----------------------  ---------------------
                                   2002        2001*       2002        2001*
                                -----------  ---------  -----------  ----------
Investment Income:
 Distributions received from
  net investment income of the
  underlying portfolio. . . .    $ 8,811      $ 764      $  1,833      $  --
                                 -------      -----      --------      -----
Total investment income . . .      8,811        764         1,833         --
Expenses:
 Mortality and expense risk .         --         --            --         --
                                 -------      -----      --------      -----
Net investment income . . . .      8,811        764         1,833         --
Realized gains (losses) on
 investments:
 Realized losses on sale of
  portfolio shares  . . . . .       (474)        (5)      (14,793)       (88)
 Distributions received from
  realized capital gains of
  the underlying portfolio. .         --         --            --         --
                                 -------      -----      --------      -----
Realized losses . . . . . . .       (474)        (5)      (14,793)       (88)
Change in unrealized
 appreciation (depreciation)
 during the year or period. .      5,115       (339)      (83,509)      (465)
                                 -------      -----      --------      -----
Net increase (decrease) in net
 assets resulting from
 operations . . . . . . . . .    $13,452      $ 420      $(96,469)     $(553)
                                 =======      =====      ========      =====



                                Large Cap Value CORE     Fundamental Value
                                     Subaccount              Subaccount
                                ---------------------   ---------------------
                                   2002       2001*        2002         2001*
                                -----------  ---------  ------------  ---------
Investment Income:
 Distributions received from
  net investment income of the
  underlying portfolio. . . .    $  4,502     $  149    $    96,682    $ 1,928
                                 --------     ------    -----------    -------
Total investment income . . .       4,502        149         96,682      1,928
Expenses:
 Mortality and expense risk .          --         --         37,385      1,319
                                 --------     ------    -----------    -------
Net investment income . . . .       4,502        149         59,297        609
Realized gains (losses) on
 investments:
 Realized gains (losses) on
  sale of portfolio shares  .     (18,489)      (115)      (494,204)     1,675
 Distributions received from
  realized capital gains of
  the underlying portfolio. .          --         --             --         --
                                 --------     ------    -----------    -------
Realized gains (losses) . . .     (18,489)      (115)      (494,204)     1,675
Change in unrealized
 appreciation (depreciation)
 during the year or period. .     (57,898)     2,071     (1,146,562)    48,877
                                 --------     ------    -----------    -------
Net increase (decrease) in net
 assets resulting from
 operations . . . . . . . . .    $(71,885)    $2,105    $(1,581,469)   $51,161
                                 ========     ======    ===========    =======



* From commencement of operations (refer to footnote b in notes to financial statements #5)

See accompanying notes.

                      John Hancock Variable Life Account U

                  For the years and periods ended December 31,


                                      Small Cap Value       AIM V.I. Growth
                                         Subaccount           Subaccount
                                    --------------------   -----------------
                                      2002       2001*       2002      2001*
                                    ----------  ---------  ---------  ---------
Investment Income:
 Distributions received from net
  investment income of the
  underlying portfolio. . . . . .   $  17,242   $  3,485   $     --    $  306
                                    ---------   --------   --------    ------
Total investment income . . . . .      17,242      3,485         --       306
Expenses:
 Mortality and expense risk . . .          --         --         --        --
                                    ---------   --------   --------    ------
Net investment income . . . . . .      17,242      3,485         --       306
Realized gains (losses) on
 investments:
 Realized gains (losses) on sale
  of portfolio shares . . . . . .       2,272    (10,861)    (5,706)     (465)
 Distributions received from
  realized capital gains of the
  underlying portfolio. . . . . .      59,349      6,328         --        --
                                    ---------   --------   --------    ------
Realized gains (losses) . . . . .      61,621     (4,533)    (5,706)     (465)
Change in unrealized appreciation
 (depreciation) during the year or
 period . . . . . . . . . . . . .    (336,861)    81,499    (51,342)    3,097
                                    ---------   --------   --------    ------
Net increase (decrease) in net
 assets resulting from operations   $(257,998)  $ 80,451   $(57,048)   $2,938
                                    =========   ========   ========    ======



                            MFS Investors Growth Stock   MFS Research Series
                                    Subaccount               Subaccount
                            ---------------------------  --------------------
                                2002          2001*        2002        2001*
                            -------------  ------------  ----------  ----------
Investment Income:
 Distributions received
  from net investment
  income of the underlying
  portfolio . . . . . . .     $     --       $    --     $    278     $   --
                              --------       -------     --------     ------
Total investment income .           --            --          278         --
Expenses:
 Mortality and expense
  risk. . . . . . . . . .           --            --           --         --
                              --------       -------     --------     ------
Net investment income
 (loss) . . . . . . . . .           --            --          278         --
Realized gains (losses) on
 investments:
 Realized losses on sale
  of portfolio shares . .       (9,532)       (3,728)      (6,041)      (249)
 Distributions received
  from realized capital
  gains of the underlying
  portfolio . . . . . . .           --            --           --         --
                              --------       -------     --------     ------
Realized losses . . . . .       (9,532)       (3,728)      (6,041)      (249)
Change in unrealized
 appreciation
 (depreciation) during the
 year or period . . . . .      (41,640)        1,135      (25,716)     5,412
                              --------       -------     --------     ------
Net increase (decrease) in
 net assets resulting from
 operations . . . . . . .     $(51,172)      $(2,593)    $(31,479)    $5,163
                              ========       =======     ========     ======



* From commencement of operations (refer to footnote b in notes to financial statements #5)

See accompanying notes.

                      John Hancock Variable Life Account U

                       For the periods ended December 31,


                                  AIM VI Capital     CSI       Fidelity VIP II
                                   Development      Equity        Overseas
                                    Subaccount    Subaccount     Subaccount
                                  --------------  ----------  -----------------
                                      2002*         2002*           2002*
                                  --------------  ----------  -----------------
Investment Income:
 Distributions received from net
  investment income of the
  underlying portfolio. . . . .       $  --       $     --        $    --
                                      -----       --------        -------
Total investment income . . . .          --             --             --
Expenses:
 Mortality and expense risk . .          --             --             --
                                      -----       --------        -------
Net investment income (loss). .          --             --             --
Realized gains (losses) on
 investments:
 Realized losses on sale of
  portfolio shares  . . . . . .        (103)          (118)          (595)
 Distributions received from
  realized capital gains of the
  underlying portfolio. . . . .          --             --             --
                                      -----       --------        -------
Realized losses . . . . . . . .        (103)          (118)          (595)
Change in unrealized
 depreciation during the period        (690)       (27,222)        (2,573)
                                      -----       --------        -------
Net decrease in net assets
 resulting from operations. . .       $(793)      $(27,340)       $(3,168)
                                      =====       ========        =======



* From commencement of operations (refer to footnote b in notes to financial statements #5)

See accompanying notes.

                      John Hancock Variable Life Account U

                      Statements of Changes in Net Assets

                        For the years ended December 31,



                                                     Large Cap Growth                               Active Bond
                                                        Subaccount                                   Subaccount
                                        ------------------------------------------   ------------------------------------------
                                            2002           2001           2000           2002           2001            2000
                                        -------------  -------------  -------------  -------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income. . . . . . . .   $  1,260,418   $  1,175,746   $ 22,382,097   $ 17,538,416   $ 18,308,414    $ 18,115,560
 Realized gains (losses). . . . . . .     (3,483,575)       122,209      6,354,615       (668,042)       254,607         234,368
 Change in unrealized appreciation
  (depreciation) during the year. . .    (27,948,617)   (24,654,732)   (58,311,265)     4,585,994      2,474,513       7,954,643
                                        ------------   ------------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from operations. . . . . .    (30,171,774)   (23,356,777)   (29,574,553)    21,456,368     21,037,534      26,304,571
                                        ------------   ------------   ------------   ------------   ------------    ------------
Policy transactions:
 Net premiums from policyholders and
  transfers for policy loans. . . . .     23,452,413     24,842,494     54,787,090     31,479,404     31,043,450      24,388,007
 Transfers to policyholders for
  benefits, termination and policy
  loans . . . . . . . . . . . . . . .    (24,075,886)   (29,107,968)   (45,234,118)   (40,613,566)   (34,543,198)    (50,304,465)
 Net change in policy loans . . . . .     (1,896,490)     1,243,595      4,132,563      2,570,684     (2,632,764)      2,979,088
                                        ------------   ------------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from policy transactions .     (2,519,963)    (3,021,879)    13,685,535     (6,563,478)    (6,132,512)    (22,937,370)
                                        ------------   ------------   ------------   ------------   ------------    ------------
Total increase (decrease) in net
 assets . . . . . . . . . . . . . . .    (32,691,737)   (26,378,656)   (15,889,018)    14,892,890     14,905,022       3,367,201
Net assets at beginning of year . . .    134,794,658    161,173,314    177,062,332    311,393,022    296,488,000     293,120,799
                                        ------------   ------------   ------------   ------------   ------------    ------------
Net assets at end of year . . . . . .   $102,102,921   $134,794,658   $161,173,314   $326,285,912   $311,393,022    $296,488,000
                                        ============   ============   ============   ============   ============    ============





                                          International Equity Index
                                                  Subaccount
                                   -----------------------------------------
                                       2002          2001            2000
                                   -------------  ------------  ---------------
Increase (decrease) in net assets
 from operations:
 Net investment income . . . . .   $    419,002   $   411,331    $  1,256,536
 Realized gains (losses) . . . .     (3,683,780)   (1,230,858)        527,088
 Change in unrealized
  appreciation (depreciation)
  during the year. . . . . . . .        767,757    (3,559,869)     (7,357,143)
                                   ------------   -----------    ------------
Net decrease in net assets
 resulting from operations . . .     (2,497,021)   (4,379,396)     (5,573,519)
                                   ------------   -----------    ------------
Policy transactions:
 Net premiums from policyholders
  and transfers for policy loans     22,382,912     6,546,143      16,151,560
 Transfers to policyholders for
  benefits, termination and
  policy loans . . . . . . . . .    (21,870,763)   (6,786,942)    (17,604,169)
 Net change in policy loans. . .       (107,925)       80,805         268,427
                                   ------------   -----------    ------------
Net increase (decrease) in net
 assets resulting from policy
 transactions. . . . . . . . . .        404,224      (159,994)     (1,184,182)
                                   ------------   -----------    ------------
Total decrease in net assets . .     (2,092,797)   (4,539,390)     (6,757,701)
Net assets at beginning of year.     20,601,948    25,141,338      31,899,039
                                   ------------   -----------    ------------
Net assets at end of year. . . .   $ 18,509,151   $20,601,948    $ 25,141,338
                                   ============   ===========    ============




See accompanying notes.

                      John Hancock Variable Life Account U

                        For the years ended December 31,



                                                              Small Cap Growth                         Global Balanced
                                                                 Subaccount                              Subaccount
                                                  ----------------------------------------   -----------------------------------
                                                     2002          2001           2000          2002        2001          2000
                                                  ------------  ------------  -------------  -----------  ----------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . . . . . .   $   (57,096)  $   (62,004)  $  1,050,290   $   10,238   $   7,041    $   40,892
 Realized gains (losses). . . . . . . . . . . .    (3,500,804)   (3,273,803)     2,288,594      (59,836)   (109,568)      (15,033)
 Change in unrealized appreciation
  (depreciation) during the year. . . . . . . .      (709,719)    1,819,951     (6,989,013)     (24,573)     20,142      (129,800)
                                                  -----------   -----------   ------------   ----------   ---------    ----------
Net decrease in net assets resulting from
 operations . . . . . . . . . . . . . . . . . .    (4,267,619)   (1,515,856)    (3,650,129)     (74,171)    (82,385)     (103,941)
                                                  -----------   -----------   ------------   ----------   ---------    ----------
Policy transactions:
 Net premiums from policyholders and transfers
  for policy loans. . . . . . . . . . . . . . .    10,054,120    11,047,516     16,581,395      977,704     650,807       308,810
 Transfers to policyholders for benefits,
  termination and policy loans. . . . . . . . .    (8,170,444)   (8,179,056)   (12,139,157)    (450,600)   (553,161)     (397,631)
                                                  -----------   -----------   ------------   ----------   ---------    ----------
Net increase (decrease) in net assets resulting
 from policy transactions . . . . . . . . . . .     1,883,676     2,868,460      4,442,238      527,104      97,646       (88,821)
                                                  -----------   -----------   ------------   ----------   ---------    ----------
Total increase (decrease) in net assets . . . .    (2,383,943)    1,352,604        792,109      452,933      15,261      (192,762)
Net assets at beginning of year . . . . . . . .    12,970,291    11,617,687     10,825,578      999,731     984,470     1,177,232
                                                  -----------   -----------   ------------   ----------   ---------    ----------
Net assets at end of year . . . . . . . . . . .   $10,586,348   $12,970,291   $ 11,617,687   $1,452,664   $ 999,731    $  984,470
                                                  ===========   ===========   ============   ==========   =========    ==========





                                               Multi Cap Growth
                                                  Subaccount
                                  ------------------------------------------
                                      2002           2001            2000
                                  -------------  -------------  ---------------
Increase (decrease) in net
 assets from operations:
 Net investment income (loss) .   $    (70,941)  $    (90,412)   $  3,012,855
 Realized gains (losses). . . .     (9,747,695)    (7,541,959)      3,196,857
 Change in unrealized
  appreciation (depreciation)
  during the year . . . . . . .      3,601,741       (447,654)    (17,335,527)
                                  ------------   ------------    ------------
Net decrease in net assets
 resulting from operations. . .     (6,216,895)    (8,080,025)    (11,125,815)
                                  ------------   ------------    ------------
Policy transactions:
 Net premiums from policyholders
  and transfers for policy loans    13,325,032     19,009,136      24,005,539
 Transfers to policyholders for
  benefits, termination and
  policy loans. . . . . . . . .    (10,599,269)   (12,498,215)    (14,258,423)
                                  ------------   ------------    ------------
Net increase in net assets
 resulting from policy
 transactions . . . . . . . . .      2,725,763      6,510,921       9,747,116
                                  ------------   ------------    ------------
Total decrease in net assets. .     (3,491,132)    (1,569,104)     (1,378,699)
Net assets at beginning of year     17,904,452     19,473,556      20,852,255
                                  ------------   ------------    ------------
Net assets at end of year . . .   $ 14,413,320   $ 17,904,452    $ 19,473,556
                                  ============   ============    ============




See accompanying notes.

                      John Hancock Variable Life Account U

                        For the years ended December 31,



                                                     Large Cap Value                                Money Market
                                                        Subaccount                                   Subaccount
                                         ----------------------------------------   --------------------------------------------
                                            2002           2001          2000           2002            2001             2000
                                         ------------  -------------  ------------  --------------  --------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . .   $   505,875   $    127,507   $   503,295   $   1,883,096   $   3,317,252    $  4,354,966
 Realized gains (losses) . . . . . . .      (517,347)       423,762       126,864              --              --              --
 Change in unrealized appreciation
  (depreciation) during the year . . .    (2,804,440)      (350,171)      660,671              --              --              --
                                         -----------   ------------   -----------   -------------   -------------    ------------
Net increase (decrease) in net assets
 resulting from operations . . . . . .    (2,815,912)       201,098     1,290,830       1,883,096       3,317,252       4,354,966
                                         -----------   ------------   -----------   -------------   -------------    ------------
Policy transactions:
 Net premiums from policyholders and
  transfers for policy loans . . . . .    14,632,583     19,479,666     8,255,210     217,366,454     172,249,381      88,021,053
 Transfers to policyholders for
  benefits, termination and policy
  loans. . . . . . . . . . . . . . . .    (9,278,935)   (13,063,494)   (9,001,071)   (206,141,341)   (159,566,884)    (88,733,326)
 Net change in policy loans. . . . . .            --             --            --       1,020,525        (724,780)        110,539
                                         -----------   ------------   -----------   -------------   -------------    ------------
Net increase (decrease) in net assets
 resulting from policy transactions. .     5,353,648      6,416,172      (745,861)     12,245,638      11,957,717        (601,734)
                                         -----------   ------------   -----------   -------------   -------------    ------------
Total increase in net assets . . . . .     2,537,736      6,617,270       544,969      14,128,734      15,274,969       3,753,232
Net assets at beginning of year. . . .    16,715,532     10,098,262     9,553,293      95,666,842      80,391,873      76,638,641
                                         -----------   ------------   -----------   -------------   -------------    ------------
Net assets at end of year. . . . . . .   $19,253,268   $ 16,715,532   $10,098,262   $ 109,795,576   $  95,666,842    $ 80,391,873
                                         ===========   ============   ===========   =============   =============    ============




See accompanying notes.

                      John Hancock Variable Life Account U

                        For the years ended December 31,



                                                     Small/Mid Cap Growth                         Real Estate Equity
                                                          Subaccount                                  Subaccount
                                            ---------------------------------------   ------------------------------------------
                                               2002          2001          2000           2002           2001            2000
                                            ------------  ------------  ------------  -------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . . .   $    78,622   $   (73,257)  $ 1,256,776   $  1,422,812   $    696,441    $  1,313,350
 Realized gains (losses). . . . . . . . .    (1,258,976)     (981,468)     (293,946)       (87,516)     1,031,467        (982,035)
 Change in unrealized appreciation
  (depreciation) during the year. . . . .    (2,069,214)    1,362,634        32,687     (1,152,012)      (743,344)      3,101,113
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from operations. . . . . . . .    (3,249,568)      307,909       995,517        183,284        984,564       3,432,428
                                            -----------   -----------   -----------   ------------   ------------    ------------
Policy transactions:
 Net premiums from policyholders and
  transfers for policy loans. . . . . . .     8,373,557     7,279,254     4,357,085     15,518,881     16,758,790       9,280,044
 Transfers to policyholders for benefits,
  termination and policy loans. . . . . .    (7,258,041)   (6,151,260)   (4,910,148)   (12,833,871)   (14,240,037)    (11,124,908)
 Net change in policy loans . . . . . . .            --            --            --        601,812       (106,683)        492,770
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from policy transactions . . .     1,115,516     1,127,994      (553,063)     3,286,822      2,412,070      (1,352,094)
                                            -----------   -----------   -----------   ------------   ------------    ------------
Total increase (decrease) in net assets .    (2,134,052)    1,435,903       442,454      3,470,106      3,396,634       2,080,334
Net assets at beginning of year . . . . .    14,287,930    12,852,027    12,409,573     18,855,440     15,458,806      13,378,472
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net assets at end of year . . . . . . . .   $12,153,878   $14,287,930   $12,852,027   $ 22,325,546   $ 18,855,440    $ 15,458,806
                                            ===========   ===========   ===========   ============   ============    ============




See accompanying notes.

                      John Hancock Variable Life Account U

                        For the years ended December 31,



                                                    Growth & Income                                    Managed
                                                      Subaccount                                      Subaccount
                                    -----------------------------------------------   ------------------------------------------
                                        2002             2001             2000            2002           2001            2000
                                    --------------  ---------------  ---------------  -------------  -------------  ---------------
Increase (decrease) in net assets
 from operations:
 Net investment income. . . . . .   $  15,506,271   $   14,998,899   $  176,578,584   $  9,834,740   $ 11,762,030    $ 46,433,578
 Realized gains (losses). . . . .      (5,589,186)       7,486,424       29,822,980      1,133,382      7,196,215       6,751,143
 Change in unrealized depreciation
  during the year . . . . . . . .    (160,401,640)    (148,114,482)    (334,928,257)   (56,059,985)   (26,271,548)    (50,083,997)
                                    -------------   --------------   --------------   ------------   ------------    ------------
Net increase (decrease) in net
 assets resulting from operations    (150,484,555)    (125,629,159)    (128,526,693)   (45,091,863)    (7,313,303)      3,100,724
                                    -------------   --------------   --------------   ------------   ------------    ------------
Policy transactions:
 Net premiums from policyholders
  and transfers for policy loans.      79,558,957       68,546,265       88,999,014     51,737,120     50,611,942      40,693,833
 Transfers to policyholders for
  benefits, termination and policy
  loans . . . . . . . . . . . . .    (105,521,402)    (117,945,932)    (150,673,591)   (61,520,740)   (59,147,863)    (65,528,220)
 Net change in policy loans . . .      (8,820,629)       5,352,327        8,156,702     (3,542,972)    (6,889,706)      3,281,229
                                    -------------   --------------   --------------   ------------   ------------    ------------
Net decrease in net assets
 resulting from policy
 transactions . . . . . . . . . .     (34,783,074)     (44,047,340)     (53,517,875)   (13,326,592)   (15,425,627)    (21,553,158)
                                    -------------   --------------   --------------   ------------   ------------    ------------
Total decrease in net assets. . .    (185,267,629)    (169,676,499)    (182,044,568)   (58,418,455)   (22,738,930)    (18,452,434)
Net assets at beginning of year .     927,018,487    1,096,694,986    1,278,739,554    458,881,386    481,620,316     500,072,750
                                    -------------   --------------   --------------   ------------   ------------    ------------
Net assets at end of year . . . .   $ 741,750,858   $  927,018,487   $1,096,694,986   $400,462,931   $458,881,386    $481,620,316
                                    =============   ==============   ==============   ============   ============    ============




See accompanying notes.

                      John Hancock Variable Life Account U

                        For the years ended December 31,



                                                           Short-Term Bond                          Small Cap Equity
                                                              Subaccount                               Subaccount
                                                --------------------------------------   ---------------------------------------
                                                   2002          2001          2000         2002          2001           2000
                                                ------------  ------------  -----------  ------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . . . . .   $   173,465   $   105,698   $   61,416   $   (12,168)  $   (17,446)   $   247,666
 Realized gains (losses). . . . . . . . . . .        31,138        13,263      (16,575)     (369,248)     (965,308)      (493,450)
 Change in unrealized appreciation
  (depreciation) during the year. . . . . . .        21,049        23,040       35,100    (1,139,672)      833,167       (206,562)
                                                -----------   -----------   ----------   -----------   -----------    -----------
Net increase (decrease) in net assets
 resulting from operations. . . . . . . . . .       225,652       142,001       79,941    (1,521,088)     (149,587)      (452,346)
                                                -----------   -----------   ----------   -----------   -----------    -----------
Policy transactions:
 Net premiums from policyholders and transfers
  for policy loans. . . . . . . . . . . . . .     5,440,787     2,763,151      803,554     7,880,585     6,336,087      3,192,940
 Transfers to policyholders for benefits,
  termination and policy loans. . . . . . . .    (3,485,770)   (1,264,860)    (503,216)   (6,011,200)   (5,249,414)    (3,573,614)
                                                -----------   -----------   ----------   -----------   -----------    -----------
Net increase (decrease) in net assets
 resulting from policy transactions . . . . .     1,955,017     1,498,291      300,338     1,869,385     1,086,673       (380,674)
                                                -----------   -----------   ----------   -----------   -----------    -----------
Total increase (decrease) in net assets . . .     2,180,669     1,640,292      380,279       348,297       937,086       (833,020)
Net assets at beginning of year . . . . . . .     3,150,054     1,509,762    1,129,483     4,215,482     3,278,396      4,111,416
                                                -----------   -----------   ----------   -----------   -----------    -----------
Net assets at end of year . . . . . . . . . .   $ 5,330,723   $ 3,150,054   $1,509,762   $ 4,563,779   $ 4,215,482    $ 3,278,396
                                                ===========   ===========   ==========   ===========   ===========    ===========




See accompanying notes.

                      John Hancock Variable Life Account U

                        For the years ended December 31,



                                              International Opportunities Subaccount
                                            ------------------------------------------
                                                2002           2001           2000
                                            -------------  -------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income. . . . . . . . . .   $      8,320   $     10,624   $    270,954
 Realized gains (losses). . . . . . . . .       (519,721)    (1,827,992)       116,886
 Change in unrealized appreciation
  (depreciation) during the year. . . . .       (265,923)       631,002     (1,564,313)
                                            ------------   ------------   ------------
Net decrease in net assets resulting from
 operations . . . . . . . . . . . . . . .       (777,324)    (1,186,366)    (1,176,473)
                                            ------------   ------------   ------------
Policy transactions:
 Net premiums from policyholders and
  transfers for policy loans. . . . . . .     22,854,555     22,978,410     12,173,743
 Transfers to policyholders for benefits,
  termination and policy loans. . . . . .    (22,371,188)   (21,913,599)   (11,382,965)
                                            ------------   ------------   ------------
Net increase in net assets resulting from
 policy transactions. . . . . . . . . . .        483,367      1,064,811        790,778
                                            ------------   ------------   ------------
Total increase (decrease) in net assets .       (293,957)      (121,555)      (385,695)
Net assets at beginning of year . . . . .      4,803,336      4,924,891      5,310,586
                                            ------------   ------------   ------------
Net assets at end of year . . . . . . . .   $  4,509,379   $  4,803,336   $  4,924,891
                                            ============   ============   ============
                                                    Equity Index Subaccount
                                            ----------------------------------------
                                                2002          2001           2000
                                            -------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income. . . . . . . . . .   $    347,273   $   177,150    $ 1,188,703
 Realized gains (losses). . . . . . . . .     (1,570,811)    1,649,010        946,085
 Change in unrealized appreciation
  (depreciation) during the year. . . . .     (6,970,683)   (5,391,314)    (4,757,606)
                                            ------------   -----------    -----------
Net decrease in net assets resulting from
 operations . . . . . . . . . . . . . . .     (8,194,221)   (3,565,154)    (2,622,818)
                                            ------------   -----------    -----------
Policy transactions:
 Net premiums from policyholders and          23,890,364    14,355,554     12,189,141
  transfers for policy loans. . . . . . .
 Transfers to policyholders for benefits,
  termination and policy loans. . . . . .    (14,462,451)   (7,121,900)    (5,133,282)
                                            ------------   -----------    -----------
Net increase in net assets resulting from
 policy transactions. . . . . . . . . . .      9,427,913     7,233,654      7,055,859
                                            ------------   -----------    -----------
Total increase (decrease) in net assets .      1,233,692     3,668,500      4,433,041
Net assets at beginning of year . . . . .     30,219,165    26,550,665     22,117,624
                                            ------------   -----------    -----------
Net assets at end of year . . . . . . . .   $ 31,452,857   $30,219,165    $26,550,665
                                            ============   ===========    ===========





                                                       Global Bond Subaccount              Emerging Markets Equity Subaccount
                                                -------------------------------------   ----------------------------------------
                                                   2002          2001         2000          2002          2001           2000
                                                ------------  -----------  -----------  -------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . . . . .   $   153,291   $   79,708   $   99,027   $     (3,661)  $    (3,026)   $    86,868
 Realized gains (losses). . . . . . . . . . .        28,731      (18,675)     (44,965)          (970)     (350,867)      (444,667)
 Change in unrealized appreciation
  (depreciation) during the year. . . . . . .       300,437     (112,702)     134,921       (116,112)      250,077       (303,818)
                                                -----------   ----------   ----------   ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from operations. . . . . . . . . .       482,459      (51,669)     188,983       (120,743)     (103,816)      (661,617)
                                                -----------   ----------   ----------   ------------   -----------    -----------
Policy transactions:
 Net premiums from policyholders and transfers
  for policy loans. . . . . . . . . . . . . .     3,166,059      920,184      783,050     12,650,655    10,415,800      9,958,808
 Transfers to policyholders for benefits,
  termination and policy loans. . . . . . . .    (1,861,955)    (751,186)    (925,366)   (12,034,289)   (9,957,990)    (8,600,117)
                                                -----------   ----------   ----------   ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from policy transactions . . . . .     1,304,104      168,998     (142,316)       616,366       457,810      1,358,691
                                                -----------   ----------   ----------   ------------   -----------    -----------
Total increase in net assets. . . . . . . . .     1,786,563      117,329       46,667        495,623       353,994        697,074
Net assets at beginning of year . . . . . . .     2,046,671    1,929,342    1,882,675      1,446,802     1,092,808        395,734
                                                -----------   ----------   ----------   ------------   -----------    -----------
Net assets at end of year . . . . . . . . . .   $ 3,833,234   $2,046,671   $1,929,342   $  1,942,425   $ 1,446,802    $ 1,092,808
                                                ===========   ==========   ==========   ============   ===========    ===========




See accompanying notes.

                      John Hancock Variable Life Account U

                        For the years ended December 31,



                                                           Bond Index Subaccount               Small/Mid Cap CORE Subaccount
                                                   --------------------------------------   ------------------------------------
                                                      2002          2001          2000         2002          2001         2000
                                                   ------------  ------------  -----------  ------------  -----------  ------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . . . . . . .   $   292,150   $   103,132   $   49,103   $     5,195   $    1,277    $  15,937
 Realized gains (losses) . . . . . . . . . . . .        73,316        34,959       (7,112)     (143,875)     (52,457)      10,460
 Change in unrealized appreciation (depreciation)
  during the year. . . . . . . . . . . . . . . .       165,447       (29,500)      49,798      (260,503)      88,695      (24,998)
                                                   -----------   -----------   ----------   -----------   ----------    ---------
Net increase (decrease) in net assets resulting
 from operations . . . . . . . . . . . . . . . .       530,913       108,591       91,789      (399,183)      37,515        1,399
                                                   -----------   -----------   ----------   -----------   ----------    ---------
Policy transactions:
 Net premiums from policyholders and transfers
  for policy loans . . . . . . . . . . . . . . .     9,927,603     3,466,695      728,511     8,645,109    1,801,658      740,752
 Transfers to policyholders for benefits,
  termination and policy loans . . . . . . . . .    (6,534,060)   (1,277,127)    (144,843)   (7,051,639)    (995,100)    (399,593)
                                                   -----------   -----------   ----------   -----------   ----------    ---------
Net increase in net assets resulting from policy
 transactions. . . . . . . . . . . . . . . . . .     3,393,543     2,189,568      583,668     1,593,470      806,558      341,159
                                                   -----------   -----------   ----------   -----------   ----------    ---------
Total increase in net assets . . . . . . . . . .     3,924,456     2,298,159      675,457     1,194,287      844,073      342,558
Net assets at beginning of year. . . . . . . . .     3,361,379     1,063,220      387,763     1,286,112      442,039       99,481
                                                   -----------   -----------   ----------   -----------   ----------    ---------
Net assets at end of year. . . . . . . . . . . .   $ 7,285,835   $ 3,361,379   $1,063,220   $ 2,480,399   $1,286,112    $ 442,039
                                                   ===========   ===========   ==========   ===========   ==========    =========





                               High Yield Bond Subaccount            Turner Core Growth Subaccount
                        -----------------------------------------   --------------------------------
                            2002           2001          2000         2002       2001         2000
                        -------------  -------------  ------------  ---------  ----------  ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .   $    188,865   $     74,802   $    22,487   $   (889)  $  (1,581)   $  52,855
 Realized gains
  (losses). . . . . .       (102,271)      (120,786)      (12,103)   (31,689)    (77,189)     102,027
 Change in unrealized
  appreciation
  (depreciation)
  during the year . .        (86,607)        38,089       (40,003)   (53,031)    (22,334)    (208,949)
                        ------------   ------------   -----------   --------   ---------    ---------
Net decrease in net
 assets resulting from
 operations . . . . .            (13)        (7,895)      (29,619)   (85,609)   (101,104)     (54,067)
                        ------------   ------------   -----------   --------   ---------    ---------
Policy transactions:
 Net premiums from
  policyholders and
  transfers for policy
  loans . . . . . . .     12,468,074     11,597,628     1,673,666    129,700     112,537      289,705
 Transfers to
  policyholders for
  benefits,
  termination and
  policy loans. . . .    (10,944,125)   (10,508,627)   (1,436,309)   (54,791)   (142,240)    (381,882)
                        ------------   ------------   -----------   --------   ---------    ---------
Net increase
 (decrease) in net
 assets resulting from
 policy transactions.      1,523,949      1,089,001       237,357     74,909     (29,703)     (92,177)
                        ------------   ------------   -----------   --------   ---------    ---------
Total increase
 (decrease) in net
 assets . . . . . . .      1,523,936      1,081,106       207,738    (10,700)   (130,807)    (146,244)
Net assets at
 beginning of year. .      1,379,445        298,339        90,601    259,141     389,948      536,192
                        ------------   ------------   -----------   --------   ---------    ---------
Net assets at end of
 year . . . . . . . .   $  2,903,381   $  1,379,445   $   298,339   $248,441   $ 259,141    $ 389,948
                        ============   ============   ===========   ========   =========    =========




See accompanying notes.

                      John Hancock Variable Life Account U

                  For the years and period ended December 31,



                                         Brandes International Equity Subaccount     Frontier Capital Appreciation Subaccount
                                        ----------------------------------------    -----------------------------------------
                                            2002           2001          2000           2002           2001            2000
                                        -------------  -------------  ------------  -------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . .    $  28,792      $   4,990      $ 56,631      $  (5,008)     $  (4,417)      $ 217,366
 Realized gains (losses). . . . . . .      (52,147)       104,325        20,196       (151,692)        25,001         142,388
 Change in unrealized depreciation
  during the year . . . . . . . . . .     (102,502)      (189,182)      (44,043)      (147,127)        (8,462)       (339,964)
                                         ---------      ---------      --------      ---------      ---------       ---------
Net increase (decrease) in net assets
 resulting from operations. . . . . .     (125,857)       (79,867)       32,784       (303,827)        12,122          19,790
                                         ---------      ---------      --------      ---------      ---------       ---------
Policy transactions:
 Net premiums from policyholders and
  transfers for policy loans. . . . .      306,347        285,008       221,042        531,616        309,675         543,347
 Transfers to policyholders for
  benefits, termination and policy
  loans . . . . . . . . . . . . . . .     (145,768)      (303,906)      (86,260)      (207,698)      (282,058)       (399,772)
                                         ---------      ---------      --------      ---------      ---------       ---------
Net increase (decrease) in net assets
 resulting from policy transactions .      160,579        (18,898)      134,782        323,918         27,617         143,575
                                         ---------      ---------      --------      ---------      ---------       ---------
Total increase (decrease) in net
 assets . . . . . . . . . . . . . . .       34,722        (98,765)      167,566         20,091         39,739         163,365
Net assets at beginning of year . . .      656,929        755,694       588,128        931,778        892,039         728,674
                                         ---------      ---------      --------      ---------      ---------       ---------
Net assets at end of year . . . . . .    $ 691,651      $ 656,929      $755,694      $ 951,869      $ 931,778       $ 892,039
                                         =========      =========      ========      =========      =========       =========





                                         Clifton Enhanced US Equity Subaccount   Large Cap Aggressive Growth Subaccount
                                         --------------------------------------  ---------------------------------------
                                            2002          2001         2000          2002          2001          2000*
                                         ------------  -----------  -----------  -------------  ------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . .    $  4,771      $ 2,063      $ 2,164      $      --      $     --       $   104
 Realized losses . . . . . . . . . . .      (7,342)      (1,090)        (203)       (15,625)       (8,961)         (105)
 Change in unrealized appreciation
  (depreciation) during the year or
  period . . . . . . . . . . . . . . .     (42,474)      (8,459)      (3,480)       (74,021)        2,871            18
                                          --------      -------      -------      ---------      --------       -------
Net increase (decrease) in net assets
 resulting from operations . . . . . .     (45,045)      (7,486)      (1,519)       (89,646)       (6,090)           17
                                          --------      -------      -------      ---------      --------       -------
Policy transactions:
 Net premiums from policyholders and
  transfers for policy loans . . . . .     137,614       45,917        4,529        480,370       222,805         8,939
 Transfers to policyholders for
  benefits, termination and policy
  loans. . . . . . . . . . . . . . . .      (8,985)      (1,982)      (1,388)      (218,969)      (53,251)       (2,747)
                                          --------      -------      -------      ---------      --------       -------
Net increase in net assets resulting
 from policy transactions. . . . . . .     128,629       43,935        3,141        261,401       169,554         6,192
                                          --------      -------      -------      ---------      --------       -------
Total increase in net assets . . . . .      83,584       36,449        1,622        171,755       163,464         6,209
Net assets at beginning of year or
 period. . . . . . . . . . . . . . . .      52,210       15,761       14,139        169,673         6,209            --
                                          --------      -------      -------      ---------      --------       -------
Net assets at end of year or period. .    $135,794      $52,210      $15,761      $ 341,428      $169,673       $ 6,209
                                          ========      =======      =======      =========      ========       =======




* From commencement of operations (refer to footnote b in notes to financial statements #5)

See accompanying notes.

                      John Hancock Variable Life Account U

                  For the years and periods ended December 31,



                         Fundamental Growth Subaccount      AIM V.I. Premier Equity Subaccount
                        --------------------------------   -----------------------------------
                          2002        2001       2000*        2002          2001         2000*
                        ----------  ----------  ---------  ------------  ------------  -----------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .   $      --   $      --   $  9,207   $    4,994    $    1,133     $   550
 Realized losses. . .     (46,571)    (49,628)       (20)     (71,716)       (1,282)         (7)
 Change in unrealized
  depreciation during
  the year or period.     (73,130)    (10,636)    (8,739)    (357,636)      (19,270)       (709)
                        ---------   ---------   --------   ----------    ----------     -------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .    (119,701)    (60,264)       448     (424,358)      (19,419)       (166)
                        ---------   ---------   --------   ----------    ----------     -------
Policy transactions:
 Net premiums from
  policyholders and
  transfers for policy
  loans . . . . . . .     468,493     437,823    112,464    1,529,258     1,379,214      24,670
 Transfers to
  policyholders for
  benefits,
  termination and
  policy loans. . . .    (294,882)   (169,475)   (18,902)    (903,923)     (330,488)         --
                        ---------   ---------   --------   ----------    ----------     -------
Net increase in net
 assets resulting from
 policy transactions.     173,611     268,348     93,562      625,335     1,048,726      24,670
                        ---------   ---------   --------   ----------    ----------     -------
Total increase in net
 assets . . . . . . .      53,910     208,084     94,010      200,977     1,029,307      24,504
Net assets at
 beginning of year or
 period . . . . . . .     302,094      94,010         --    1,053,811        24,504          --
                        ---------   ---------   --------   ----------    ----------     -------
Net assets at end of
 year or period . . .   $ 356,004   $ 302,094   $ 94,010   $1,254,788    $1,053,811     $24,504
                        =========   =========   ========   ==========    ==========     =======





                          Fidelity VIP Growth Subaccount     Fidelity VIP Contrafund Subaccount
                        ----------------------------------   -----------------------------------
                           2002          2001       2000*       2002          2001         2000*
                        ------------  -----------  --------  ------------  ------------  ----------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $     1,842   $       --   $    --   $     7,823   $       299    $    --
 Realized losses. . .      (105,965)     (22,794)      (20)      (19,415)       (4,273)       (10)
 Change in unrealized
  appreciation
  (depreciation)
  during the year or
  period. . . . . . .      (464,001)      (2,000)   (1,647)     (166,387)       17,286         60
                        -----------   ----------   -------   -----------   -----------    -------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .      (568,124)     (24,794)   (1,667)     (177,979)       13,312         50
                        -----------   ----------   -------   -----------   -----------    -------
Policy transactions:
 Net premiums from
  policyholders and
  transfers for policy
  loans . . . . . . .     2,064,147    1,957,940    52,642     2,575,159     2,325,411     23,470
 Transfers to
  policyholders for
  benefits,
  termination and
  policy loans. . . .    (1,285,185)    (534,703)     (290)   (1,256,593)   (1,370,372)      (275)
                        -----------   ----------   -------   -----------   -----------    -------
Net increase in net
 assets resulting from
 policy transactions.       778,962    1,423,237    52,352     1,318,566       955,039     23,195
                        -----------   ----------   -------   -----------   -----------    -------
Total increase in net
 assets . . . . . . .       210,838    1,398,443    50,685     1,140,587       968,351     23,245
Net assets at
 beginning of year or
 period . . . . . . .     1,449,128       50,685        --       991,596        23,245         --
                        -----------   ----------   -------   -----------   -----------    -------
Net assets at end of
 year or period . . .   $ 1,659,966   $1,449,128   $50,685   $ 2,132,183   $   991,596    $23,245
                        ===========   ==========   =======   ===========   ===========    =======




* From commencement of operations (refer to footnote b in notes to financial statements #5)

See accompanying notes.

                      John Hancock Variable Life Account U

                  For the years and periods ended December 31,



                         Janus Aspen Global Technology      Janus Aspen Worldwide Growth
                                  Subaccount                        Subaccount
                        -------------------------------   -------------------------------
                          2002        2001       2000*      2002        2001        2000*
                        ----------  ----------  --------  ----------  ----------  ----------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $      --   $     978   $   161   $   4,234   $     721    $    11
 Realized losses. . .     (39,025)    (13,100)     (328)    (46,285)     (6,832)      (303)
 Change in unrealized
  depreciation during
  the year or period.    (156,346)    (26,650)   (2,171)   (140,520)    (24,118)    (1,596)
                        ---------   ---------   -------   ---------   ---------    -------
Net decrease in net
 assets resulting from
 operations . . . . .    (195,371)    (38,772)   (2,338)   (182,571)    (30,229)    (1,888)
                        ---------   ---------   -------   ---------   ---------    -------
Policy transactions:
 Net premiums from
  policyholders and
  transfers for policy
  loans . . . . . . .     613,407     432,272    33,453     862,872     637,006     42,474
 Transfers to
  policyholders for
  benefits,
  termination and
  policy loans. . . .    (286,365)   (131,462)   (3,332)   (453,762)   (167,525)    (2,773)
                        ---------   ---------   -------   ---------   ---------    -------
Net increase in net
 assets resulting from
 policy transactions.     327,042     300,810    30,121     409,110     469,481     39,701
                        ---------   ---------   -------   ---------   ---------    -------
Total increase in net
 assets . . . . . . .     131,671     262,038    27,783     226,539     439,252     37,813
Net assets at
 beginning of year or
 period . . . . . . .     289,821      27,783        --     477,065      37,813         --
                        ---------   ---------   -------   ---------   ---------    -------
Net assets at end of
 year or period . . .   $ 421,492   $ 289,821   $27,783   $ 703,604   $ 477,065    $37,813
                        =========   =========   =======   =========   =========    =======





                                                                     Templeton
                            MFS New Discovery Series               International
                                   Subaccount                       Subaccount
                        --------------------------------   -----------------------------
                          2002         2001       2000*      2002        2001      2000*
                        ----------  -----------  --------  ----------  ---------  ---------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .   $      --   $    4,478   $     1   $   1,465   $  2,295    $   (1)
 Realized gains
  (losses). . . . . .     (18,145)      (8,883)     (365)    (19,037)    13,798        --
 Change in unrealized
  appreciation
  (depreciation)
  during the year or
  period. . . . . . .    (188,684)      18,620       (51)      6,539    (25,301)      298
                        ---------   ----------   -------   ---------   --------    ------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .    (206,829)      14,215      (415)    (11,033)    (9,208)      297
                        ---------   ----------   -------   ---------   --------    ------
Policy transactions:
 Net premiums from
  policyholders and
  transfers for policy
  loans . . . . . . .     793,651    1,106,171     9,575     481,025    116,414     7,795
 Transfers to
  policyholders for
  benefits,
  termination and
  policy loans. . . .    (424,212)    (669,227)   (4,105)   (461,899)   (24,947)     (110)
                        ---------   ----------   -------   ---------   --------    ------
Net increase in net
 assets resulting from
 policy transactions.     369,439      436,944     5,470      19,126     91,467     7,685
                        ---------   ----------   -------   ---------   --------    ------
Total increase in net
 assets . . . . . . .     162,610      451,159     5,055       8,093     82,259     7,982
Net assets at
 beginning of year or
 period . . . . . . .     456,214        5,055        --      90,241      7,982        --
                        ---------   ----------   -------   ---------   --------    ------
Net assets at end of
 year or period . . .   $ 618,824   $  456,214   $ 5,055   $  98,334   $ 90,241    $7,982
                        =========   ==========   =======   =========   ========    ======




* From commencement of operations (refer to footnote b in notes to financial statements #5)

See accompanying notes.

                      John Hancock Variable Life Account U

                  For the years and periods ended December 31,



                           V.A. Relative Value     V.A. Financial Industries
                                Subaccount                Subaccount
                           --------------------   ---------------------------
                             2002       2001*         2002           2001*
                           ----------  ---------  -------------  --------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income .   $   2,947   $    153    $   5,412       $    873
 Realized gains (losses)     (14,558)     6,179      (19,341)         4,474
 Change in unrealized
  appreciation
  (depreciation) during
  the year or period . .    (152,654)    22,699      (70,398)          (697)
                           ---------   --------    ---------       --------
Net increase (decrease)
 in net assets resulting
 from operations . . . .    (164,265)    29,031      (84,327)         4,650
                           ---------   --------    ---------       --------
Policy transactions:
 Net premiums from
  policyholders and
  transfers for policy
  loans. . . . . . . . .     516,095    312,005      659,519        182,998
 Transfers to
  policyholders for
  benefits, termination
  and policy loans . . .    (281,632)   (96,377)    (251,169)       (14,329)
                           ---------   --------    ---------       --------
Net increase in net
 assets resulting from
 policy transactions . .     234,463    215,628      408,350        168,669
                           ---------   --------    ---------       --------
Total increase in net
 assets. . . . . . . . .      70,198    244,659      324,023        173,319
Net assets at beginning
 of year or period . . .     244,659         --      173,319             --
                           ---------   --------    ---------       --------
Net assets at end of year
 or period . . . . . . .   $ 314,857   $244,659    $ 497,342       $173,319
                           =========   ========    =========       ========





                              V.A. Strategic Income    Health Sciences Fund
                                   Subaccount               Subaccount
                              ----------------------  ----------------------
                                 2002       2001*        2002         2001*
                              -----------  ---------  -----------  ------------
Increase (decrease) in net
 assets from operations:
 Net investment income. . .   $   8,811    $   764    $   1,833     $     --
 Realized losses. . . . . .        (474)        (5)     (14,793)         (88)
 Change in unrealized
  appreciation
  (depreciation) during the
  year or period. . . . . .       5,115       (339)     (83,509)        (465)
                              ---------    -------    ---------     --------
Net increase (decrease) in
 net assets resulting from
 operations . . . . . . . .      13,452        420      (96,469)        (553)
                              ---------    -------    ---------     --------
Policy transactions:
 Net premiums from
  policyholders and
  transfers for policy loans    402,766     37,148      995,504      275,806
 Transfers to policyholders
  for benefits, termination
  and policy loans. . . . .    (171,535)    (4,900)    (357,671)     (62,674)
                              ---------    -------    ---------     --------
Net increase in net assets
 resulting from policy
 transactions . . . . . . .     231,231     32,248      637,833      213,132
                              ---------    -------    ---------     --------
Total increase in net assets    244,683     32,668      541,364      212,579
Net assets at beginning of
 year or period . . . . . .      32,668         --      212,579           --
                              ---------    -------    ---------     --------
Net assets at end of year or
 period . . . . . . . . . .   $ 277,351    $32,668    $ 753,943     $212,579
                              =========    =======    =========     ========




* From commencement of operations (refer to footnote b in notes to financial statements #5)

See accompanying notes.

                      John Hancock Variable Life Account U

                  For the years and periods ended December 31,



                              Large Cap Value Core      Fundamental Value
                                   Subaccount              Subaccount
                              ---------------------  ------------------------
                                2002       2001*        2002          2001*
                              ----------  ---------  ------------  ------------
Increase (decrease) in net
 assets from operations:
 Net investment income. . .   $   4,502   $    149   $    59,297    $      609
 Realized gains (losses). .     (18,489)      (115)     (494,204)        1,675
 Change in unrealized
  appreciation
  (depreciation) during the
  year or period. . . . . .     (57,898)     2,071    (1,146,562)       48,877
                              ---------   --------   -----------    ----------
Net increase (decrease) in
 net assets resulting from
 operations . . . . . . . .     (71,885)     2,105    (1,581,469)       51,161
                              ---------   --------   -----------    ----------
Policy transactions:
 Net premiums from
  policyholders and
  transfers for policy loans    636,510    183,982     7,156,221     4,636,089
 Transfers to policyholders
  for benefits, termination
  and policy loans. . . . .    (291,133)    (6,841)   (5,946,237)    2,881,118
                              ---------   --------   -----------    ----------
Net increase in net assets
 resulting from policy
 transactions . . . . . . .     345,377    177,141     1,209,984     7,517,207
                              ---------   --------   -----------    ----------
Total increase (decrease) in
 net assets . . . . . . . .     273,492    179,246      (371,485)    7,568,368
Net assets at beginning of
 year or period . . . . . .     179,246         --     7,568,368            --
                              ---------   --------   -----------    ----------
Net assets at end of year or
 period . . . . . . . . . .   $ 452,738   $179,246   $ 7,196,883    $7,568,368
                              =========   ========   ===========    ==========





                                  Small Cap Value          AIM V.I. Growth
                                     Subaccount              Subaccount
                              ------------------------   -------------------
                                 2002         2001*        2002       2001*
                              ------------  -----------  ---------  -----------
Increase (decrease) in net
 assets from operations:
 Net investment income. . .   $    76,591   $    3,485   $     --    $    306
 Realized gains (losses). .         2,272       (4,533)    (5,706)       (465)
 Change in unrealized
  appreciation
  (depreciation) during the
  year or period. . . . . .      (336,861)      81,499    (51,342)      3,097
                              -----------   ----------   --------    --------
Net increase (decrease) in
 net assets resulting from
 operations . . . . . . . .      (257,998)      80,451    (57,048)      2,938
                              -----------   ----------   --------    --------
Policy transactions:
 Net premiums from
  policyholders and
  transfers for policy loans    3,650,241    1,723,123    154,413     129,548
 Transfers to policyholders
  for benefits, termination
  and policy loans. . . . .    (1,557,818)    (560,353)   (57,776)     (4,456)
                              -----------   ----------   --------    --------
Net increase in net assets
 resulting from policy
 transactions . . . . . . .     2,092,423    1,162,770     96,637     125,092
                              -----------   ----------   --------    --------
Total increase in net assets    1,834,425    1,243,221     39,589     128,030
Net assets at beginning of
 year or period . . . . . .     1,243,221           --    128,030          --
                              -----------   ----------   --------    --------
Net assets at end of year or
 period . . . . . . . . . .   $ 3,077,646   $1,243,221   $167,619    $128,030
                              ===========   ==========   ========    ========




* From commencement of operations (refer to footnote b in notes to financial statements #5)

See accompanying notes.

                      John Hancock Variable Life Account U

                  For the years and periods ended December 31,



                           MFS Investors Growth Stock   MFS Research Series
                                   Subaccount                Subaccount
                           ---------------------------  --------------------
                               2002          2001*        2002        2001*
                           -------------  ------------  ----------  -----------
Increase (decrease) in
 net assets from
 operations:
 Net investment income .    $      --      $     --     $    278     $    --
 Realized losses . . . .       (9,532)       (3,728)      (6,041)       (249)
 Change in unrealized
  appreciation
  (depreciation) during
  the year or period . .      (41,640)        1,135      (25,716)      5,412
                            ---------      --------     --------     -------
Net increase (decrease)
 in net assets resulting
 from operations . . . .      (51,172)       (2,593)     (31,479)      5,163
                            ---------      --------     --------     -------
Policy transactions:
 Net premiums from
  policyholders and
  transfers for policy
  loans. . . . . . . . .      476,935       100,391      219,980      84,525
 Transfers to
  policyholders for
  benefits, termination
  and policy loans . . .     (167,923)      (55,051)     (95,292)     (4,421)
                            ---------      --------     --------     -------
Net increase in net
 assets resulting from
 policy transactions . .      309,012        45,340      124,688      80,104
                            ---------      --------     --------     -------
Total increase in net
 assets. . . . . . . . .      257,840        42,747       93,209      85,267
Net assets at beginning
 of year or period . . .       42,747            --       85,267          --
                            ---------      --------     --------     -------
Net assets at end of year
 or period . . . . . . .    $ 300,587      $ 42,747     $178,476     $85,267
                            =========      ========     ========     =======





                               AIM V.I. Capital                Fidelity VIP II
                                 Development     CSI Equity       Overseas
                                  Subaccount     Subaccount      Subaccount
                               ----------------  -----------  -----------------
                                    2002*           2002*           2002*
                               ----------------  -----------  -----------------
Increase (decrease) in net
 assets from operations:
 Net investment income (loss)      $    --       $       --       $     --
 Realized losses . . . . . .          (103)            (118)          (595)
 Change in unrealized
  depreciation during the
  period . . . . . . . . . .          (690)         (27,222)        (2,573)
                                   -------       ----------       --------
Net decrease in net assets
 resulting from operations .          (793)         (27,340)        (3,168)
                                   -------       ----------       --------
Policy transactions:
 Net premiums from
  policyholders and transfers
  for policy loans . . . . .        72,699        2,082,815        146,962
 Transfers to policyholders
  for benefits, termination
  and policy loans . . . . .        (7,764)        (140,162)       (76,197)
                                   -------       ----------       --------
Net increase in net assets
 resulting from policy
 transactions. . . . . . . .        64,935        1,942,653         70,765
                                   -------       ----------       --------
Total increase in net assets        64,142        1,915,313         67,597
Net assets at beginning of
 period. . . . . . . . . . .            --               --             --
                                   -------       ----------       --------
Net assets at end of period.       $64,142       $1,915,313       $ 67,597
                                   =======       ==========       ========




* From commencement of operations (refer to footnote b in notes to financial statements #5)

See accompanying notes.

                      John Hancock Variable Life Account U

                         Notes to Financial Statements

                               December 31, 2002


1.  Organization

John Hancock Variable Life Account U (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock).
 The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. Currently, the Account funds the Medallion Variable Life, Medallion Variable Life Plus, Annual Premium Variable Life (VLI), Medallion Variable Universal Life Edge, eVariable Life, Medallion Variable Life Plus and Medallion Variable Life Edge Policies. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of forty-seven subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Trust), the John Hancock Declaration Trust (Declaration Trust) or as other Outside Investment Trusts (Outside Trusts). New subaccounts may be added as new Portfolios are added to the Trust, Declaration Trust or Outside Trusts or as other investment options are developed and made available to policyholders. The forty-seven Portfolios of the Trust which are currently available are the the Large Cap Growth, Active Bond, International Equity Index, Small Cap Growth, Global Balanced, Multi Cap Growth (formerly Mid Cap Growth), Large Cap Value, Money Market, Small/Mid Cap Growth, Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Equity, International Opportunities, Equity Index, Global Bond, Emerging Markets Equity, Bond Index, Small/Mid Cap CORE, High Yield Bond, Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Clifton Enhanced US Equity, Large Cap Aggressive Growth, Fundamental Growth, AIM V.I. Premier Equity (formerly AIM V.I.Value), Fidelity VIP Growth, Fidelity VIP Contrafund, Janus Aspen Global Technology, Janus Aspen Worldwide Growth, MFS New Discovery Series, Templeton International, V.A Relative Value, V.A. Financial Industries, V.A. Strategic Income, Health Sciences Fund, Large Cap Value CORE, Fundamental Value (formerly Large/Mid Cap Value), Small Cap Value, AIM V.I. Growth, MFS Investors Growth Stock, MFS Research Series, AIM V.I. Capital Development, CSI Equity, and Fidelity VIP II Overseas Subaccounts. Each Portfolio has a different investment objective.

The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

                      John Hancock Variable Life Account U

2.  Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments

Investment in shares of the Trust, Declaration Trust and of the Outside Trusts are valued at the reported net asset values of the respective underlying Portfolios. Investment transactions are recorded on the trade date. Realized gains and losses on sales of respective Portfolio shares are determined on the basis of identified cost. Income from dividends, and gains from realized gain distributions, are recorded on the ex-distribution date.

Federal Income Taxes

The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Contracts funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

Expenses

JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .50% to .60%, depending on the type of policy, of net assets (excluding policy loans and policies for which no mortality and expense risk is charged) of the Account.
 Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

                      John Hancock Variable Life Account U

2.  Significant Accounting Policies (continued)

Amounts Receivable/Payable

Receivables/Payables to/from Portfolios/JHVLICO are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective portfolios' shares. The amounts are due to/from either the respective Portfolio and/or John Hancock Variable Life Insurance Company for the benefit of policyholders.

Policy Loans

Policy loans represent outstanding loans plus accrued interest. Interest is accrued and compounded daily (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness in policy years 1-20 and .25% thereafter).


3.  Transaction with Affiliates

John Hancock acts as the distributor, principal underwriter and investment advisor for the Trust. Certain officers of the Account are officers and directors of JHVLICO or the Trust.


4.  Details of Investments

The details of the shares owned and cost and value of investments in the Subaccounts of the Trust, Declaration Trust and of the Outside Trusts at December 31, 2002 were as follows:


Subaccount                           Shares Owned      Cost          Value
----------                           ------------      ----          -----
Large Cap Growth . . . . . . . . .     7,233,299   $155,574,066   $ 80,881,650
Active Bond. . . . . . . . . . . .    26,895,029    260,239,704    260,786,552
International Equity Index . . . .     1,550,043     20,853,459     15,581,896
Small Cap Growth . . . . . . . . .     1,283,677     13,426,479     10,586,348
Global Balanced. . . . . . . . . .       183,328      1,585,804      1,452,664
Multi Cap Growth . . . . . . . . .     2,166,531     20,951,081     14,413,320
Large Cap Value. . . . . . . . . .     1,616,628     22,065,157     19,253,268
Money Market . . . . . . . . . . .    93,736,266     93,736,265     93,736,265
Small/Mid Cap Growth . . . . . . .     1,106,942     14,100,413     12,153,878
Real Estate Equity . . . . . . . .     1,500,369     20,489,682     19,188,623
Growth & Income. . . . . . . . . .    60,743,170    908,718,013    559,852,198
Managed. . . . . . . . . . . . . .    28,337,842    388,803,849    315,885,164
Short-Term Bond. . . . . . . . . .       521,040      5,279,467      5,330,723
Small Cap Equity . . . . . . . . .       724,830      5,464,224      4,563,779
International Opportunities. . . .       596,771      4,613,411      4,509,379
Equity Index . . . . . . . . . . .     2,767,721     43,263,366     31,452,857
Global Bond. . . . . . . . . . . .       346,496      3,621,744      3,833,234

                      John Hancock Variable Life Account U

4.  Details of Investments (continued)


Subaccount                               Shares Owned     Cost        Value
----------                               ------------     ----        -----
Emerging Markets Equity. . . . . . . .     324,203     $2,025,698   $1,942,425
Bond Index . . . . . . . . . . . . . .     707,414      7,123,106    7,285,835
Small/Mid Cap CORE . . . . . . . . . .     299,418      2,674,194    2,480,399
High Yield Bond. . . . . . . . . . . .     491,395      2,992,439    2,903,381
Turner Core Growth . . . . . . . . . .      25,300        432,598      248,441
Brandes International Equity . . . . .      69,373        889,146      691,651
Frontier Capital Appreciation. . . . .      75,247      1,258,107      951,869
Clifton Enhanced US Equity . . . . . .      13,942        191,086      135,794
Large Cap Aggressive Growth. . . . . .      61,276        412,560      341,428
Fundamental Growth . . . . . . . . . .      60,195        448,509      356,004
AIM V.I. Premier Equity. . . . . . . .      77,361      1,632,403    1,254,788
Fidelity VIP Growth. . . . . . . . . .      71,121      2,127,614    1,659,966
Fidelity VIP Contrafund. . . . . . . .     118,192      2,281,224    2,132,183
Janus Aspen Global Technology. . . . .     174,893        606,659      421,492
Janus Aspen Worldwide Growth . . . . .      33,585        869,838      703,604
MFS New Discovery Series . . . . . . .      59,274        788,939      618,824
Templeton International. . . . . . . .      10,439        116,798       98,334
V.A Relative Value . . . . . . . . . .      56,325        444,812      314,857
V.A. Financial Industries. . . . . . .      42,874        568,437      497,342
V.A. Strategic Income. . . . . . . . .      31,984        272,526      277,302
Health Sciences Fund . . . . . . . . .      96,318        837,917      753,943
Large Cap Value CORE . . . . . . . . .      56,975        508,565      452,738
Fundamental Value. . . . . . . . . . .     827,679      8,294,568    7,196,883
Small Cap Value. . . . . . . . . . . .     245,296      3,333,008    3,077,646
AIM V.I. Growth. . . . . . . . . . . .      14,834        215,864      167,619
MFS Investors Growth Stock . . . . . .      42,456        341,092      300,587
MFS Research Series. . . . . . . . . .      16,556        198,780      178,476
AIM V.I. Capital Development . . . . .       6,853         64,832       64,142
CSI Equity . . . . . . . . . . . . . .     192,881      1,942,535    1,915,313
Fidelity VIP II Overseas . . . . . . .       6,179         70,170       67,597

                      John Hancock Variable Life Account U

4.  Details of Investments (continued)

Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Subaccounts of the Trust, Declaration Trust and of the Outside Trusts during 2002 were as follows:


Subaccount                                          Purchases        Sales
----------                                          ---------        -----
Large Cap Growth . . . . . . . . . . . . . . . .   $ 10,129,679   $  9,439,295
Active Bond. . . . . . . . . . . . . . . . . . .     34,514,524     26,219,798
International Equity Index . . . . . . . . . . .     20,704,338     19,770,244
Small Cap Growth . . . . . . . . . . . . . . . .      6,860,582      5,034,003
Global Balanced. . . . . . . . . . . . . . . . .        811,815        274,473
Multi Cap Growth . . . . . . . . . . . . . . . .      8,635,259      5,980,437
Large Cap Value. . . . . . . . . . . . . . . . .     10,320,377      4,460,854
Money Market . . . . . . . . . . . . . . . . . .    115,984,862    102,906,023
Small/Mid Cap Growth . . . . . . . . . . . . . .      6,707,870      5,513,732
Real Estate Equity . . . . . . . . . . . . . . .     13,024,101      8,937,144
Growth & Income. . . . . . . . . . . . . . . . .     34,655,054     44,860,423
Managed. . . . . . . . . . . . . . . . . . . . .     25,494,181     25,542,001
Short-Term Bond. . . . . . . . . . . . . . . . .      3,139,204      1,010,722
Small Cap Equity . . . . . . . . . . . . . . . .      7,109,968      5,252,751
International Opportunities. . . . . . . . . . .     20,611,953     20,120,266
Equity Index . . . . . . . . . . . . . . . . . .     16,271,847      6,496,661
Global Bond. . . . . . . . . . . . . . . . . . .      2,966,561      1,509,166
Emerging Markets Equity. . . . . . . . . . . . .     11,786,323     11,173,619
Bond Index . . . . . . . . . . . . . . . . . . .      7,586,849      3,901,157
Small/Mid Cap CORE . . . . . . . . . . . . . . .      7,931,207      6,332,542
High Yield Bond. . . . . . . . . . . . . . . . .     11,965,134     10,252,320
Turner Core Growth . . . . . . . . . . . . . . .        110,615         36,595
Brandes International Equity . . . . . . . . . .        365,909        176,539
Frontier Capital Appreciation. . . . . . . . . .        495,204        176,293
Clifton Enhanced US Equity . . . . . . . . . . .        146,804         13,405
Large Cap Aggressive Growth. . . . . . . . . . .        328,135         66,735
Fundamental Growth . . . . . . . . . . . . . . .        303,424        129,813
AIM V.I. Premier Equity. . . . . . . . . . . . .        863,443        233,114
Fidelity VIP Growth. . . . . . . . . . . . . . .      1,294,810        514,006
Fidelity VIP Contrafund. . . . . . . . . . . . .      1,633,392        307,004
Janus Aspen Global Technology. . . . . . . . . .        384,958         57,916
Janus Aspen Worldwide Growth . . . . . . . . . .        549,078        135,734
MFS New Discovery Series . . . . . . . . . . . .        474,554        105,115
Templeton International. . . . . . . . . . . . .        480,652        460,061
V.A Relative Value . . . . . . . . . . . . . . .        327,359         89,949
V.A. Financial Industries. . . . . . . . . . . .        507,878         94,116
V.A. Strategic Income. . . . . . . . . . . . . .        266,939         26,946

                      John Hancock Variable Life Account U

4.  Details of Investments (continued)


Subaccount                                             Purchases      Sales
----------                                             ---------      -----
Health Sciences Fund . . . . . . . . . . . . . . . .   $  731,297   $   91,631
Large Cap Value CORE . . . . . . . . . . . . . . . .      555,349      205,470
Fundamental Value. . . . . . . . . . . . . . . . . .    5,836,119    4,566,837
Small Cap Value. . . . . . . . . . . . . . . . . . .    2,496,503      327,489
AIM V.I. Growth. . . . . . . . . . . . . . . . . . .      132,516       35,879
MFS Investors Growth Stock . . . . . . . . . . . . .      350,682       41,670
MFS Research Series. . . . . . . . . . . . . . . . .      179,179       54,213
AIM V.I. Capital Development . . . . . . . . . . . .       67,010        2,075
CSI Equity . . . . . . . . . . . . . . . . . . . . .    2,031,994       89,341
Fidelity VIP II Overseas . . . . . . . . . . . . . .       77,795        7,030



5. Unit Values

A summary of unit values and units outstanding for variable life contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

                                                                              For the years and periods ended
                                        At December 31,                                December 31,
                              ------------------------------------  ---------------------------------------------------
                                             Unit                       Expenses       Investment          Total
                              Units       Fair Value       Assets        Ratio*          Income          Return***
     Subaccount               (000s)  Lowest to Highest    (000s)   Lowest to Highest   Ratio**      Lowest to Highest
---------------------         ------  ------------------  --------  -----------------  ----------  --------------------
Large Cap Growth       2002     218   $ 39.53 to $ 41.17  $102,103     0% to 0.6%        0.26%      (25.85)% to (25.40)%
                       2001     643     53.31 to 58.93     134,796     0.6 to 0.75       0.25       (18.02) to 495.90/c/

Active Bond            2002     518     29.45 to 35.78     326,286      0 to 0.6         4.16           5.97 to 6.62
                       2001     525     27.79 to 66.98     311,393     0.6 to 0.75       7.43        7.50 to 235.60/c/

International Equity
 Index                 2002     233     15.36 to 16.51      18,509      0 to 0.6         1.59        (14.24) to (13.79)
                       2001     351     17.91 to 19.15      20,602     0.6 to 0.75       2.11       (20.79) to 91.50/c/

Small Cap Growth       2002   1,025     10.48 to 10.90      10,586      0 to 0.6         --/a/       (28.80) to (28.43)
                       2001     877     14.72 to 15.23      12,970     0.6 to 0.75       --/a/      (13.11) to 52.30/c/

Global Balanced        2002     138     10.51 to 10.94       1,453      0 to 0.6         1.27         (5.91) to (5.36)
                       2001      89     11.17 to 11.56       1,000         0.6           1.61        (6.99) to 15.60/c/

Multi Cap Growth       2002   1,493     9.89 to 10.29       14,413      0 to 0.6         --/a/       (30.60) to (30.05)
                       2001   1,252     14.25 to 14.71      17,904         0.6           --/a/      (37.22) to 47.10/c/

Large Cap Value        2002   1,204     16.22 to 16.88      19,253      0 to 0.6         1.70        (11.22) to (10.69)
                       2001     907     18.27 to 18.90      16,716         0.6           1.83          0.66 to 89/c/

                      John Hancock Variable Life Account U

5. Unit Values (continued)


                                                                                   For the years and periods ended
                                             At December 31,                                December 31,
                                   ------------------------------------  ---------------------------------------------------
                                                  Unit                       Expenses       Investment          Total
                                   Units       Fair Value       Assets        Ratio*          Income          Return***
        Subaccount                 (000s)  Lowest to Highest    (000s)   Lowest to Highest   Ratio**      Lowest to Highest
---------------------------        ------  ------------------  --------  -----------------  ----------  --------------------
Money Market                 2002  2,422   $ 14.66 to $ 19.93  $109,796     0% to 0.60%       1.23%         0.91% to 1.52%
                             2001  1,737     14.44 to 34.50      95,667     0.6 to 0.75       4.52         3.29 to 44.40/c/

Small/Mid Cap Growth         2002    701     17.72 to 18.66      12,154      0 to 0.6         --/a/       (19.38) to (18.87)
                             2001    648     21.98 to 23.00      14,288         0.6           --/a/         2.23 to 130/c/

Real Estate Equity           2002    604         33.08           22,326         --            3.95               2.00
                             2001    207     30.60 to 32.43      18,855     0.6 to 0.75       5.34        5.12 to 224.30/c/

Growth & Income              2002    148    39.50 and 48.11     741,751      0 and 0.6        0.57       (20.14) and (19.66)
                             2001  1,465    49.46 to 137.76     927,018     0.6 to 0.75       0.64       (15.96) to 498.80/c/

Managed                      2002  1,520         40.28          400,463         --            1.42             (11.57)
                             2001  1,244     38.08 to 45.55     458,881     0.6 to 0.75       2.69       (3.40) to 355.50/c/

Short-Term Bond              2002    329     15.70 to 16.54       5,331      0 to 0.6         4.29           4.81 to 5.48
                             2001    207     14.98 to 15.68       3,150         0.6           6.60         7.46 to 56.80/c/

Small Cap Equity             2002    595      7.80 to 8.12        4,564      0 to 0.6         0.22        (26.90) to (26.45)
                             2001    394     10.67 to 11.04       4,215         0.6           0.07        (4.30) to 10.40/c/

International Opportunities  2002    509      8.92 to 9.28        4,509      0 to 0.6         0.69        (17.48) to (16.99)
                             2001    443     10.81 to 11.18       4,803         0.6           1.01       (21.38) to 11.80/c/

Equity Index                 2002  2,201     14.55 to 15.15      31,453      0 to 0.6         1.42        (20.23) to (19.67)
                             2001  1,647     18.24 to 18.87      30,219         0.6           1.51       (12.48) to 88.60/c/

Global Bond                  2002    243     15.46 to 16.08       3,833      0 to 0.6         5.02          16.59 to 17.20
                             2001    154     10.00 to 13.92       2,047         0.6           7.05        (2.00) to 37.20/c/

Emerging Markets Equity      2002    285      6.87 to 7.07        1,942      0 to 0.6         0.25         (5.76) to (5.23)
                             2001    198      7.29 to 7.46        1,447         0.6           0.34       (25.40)/c/ to (3.62)

Bond Index                   2002    532     13.36 to 13.73       7,286      0 to 0.6         5.39           8.53 to 9.14
                             2001    270     12.31 to 12.58       3,361         0.6           6.79         7.04 to 25.80/c/

                      John Hancock Variable Life Account U

5. Unit Values (continued)


                                                                            For the years and periods ended
                                        At December 31,                               December 31,
                               ---------------------------------  ----------------------------------------------------
                                             Unit                     Expenses       Investment           Total
                               Units       Fair Value     Assets       Ratio*          Income           Return***
      Subaccount               (000s)  Lowest to Highest  (000s)  Lowest to Highest   Ratio**       Lowest to Highest
-----------------------        ------  -----------------  ------  -----------------  ----------  ---------------------
Small/Mid Cap CORE       2002   259    $ 9.65 to $ 9.93   $2,480     0% to 0.6%         0.55%     (13.76)% to (13.20)%
                         2001   114     11.19 to 11.44     1,286         0.6            0.48        0.53 to 14.40/c/

High Yield Bond          2002   332      8.63 to 8.87      2,903      0 to 0.6         10.02        (5.06) to (4.52)
                         2001   151      9.09 to 9.29      1,379         0.6           10.95        (7.10)/c/ to 2.09

Turner Core Growth       2002    19     13.38 to 15.03       248      0 to 0.6          0.25       (24.24) to (23.78)
                         2001    15     17.66 to 19.72       259         0.6            0.15       (24.04) to (23.60)

Brandes International
 Equity                  2002    53     13.30 and 13.61      692      0 to 0.6          1.33       (14.19) and (13.70)
                         2001    42     15.50 to 15.86       657         0.6            1.88       (13.26) to (12.78)

Frontier Capital
 Appreciation            2002    57     16.97 to 18.34       952      0 to 0.6         --/a/       (23.66) to (22.59)
                         2001    42     22.23 to 23.88       932         --            --/a/        (1.81) to (1.64)

Clifton Enhanced US
 Equity                  2002    18          10.73           136         --             4.44             (22.64)
                         2001     5     10.25 to 13.90        52         0.6            6.38       (13.50) to (13.04)

Large Cap Aggressive
 Growth                  2002    60          5.93            340         --            --/a/             (28.81)
                         2001    20          8.33            170         --            --/a/      (16.70)/c/ to (14.65)

Fundamental Growth       2002    50          7.32            356         --            --/a/             (27.95)
                         2001    30          10.16           302         --            --/a/       (32.22) to 1.60/c/

AIM V.I. Premier Equity  2002    61          21.43         1,255         --             0.44             (27.89)
                         2001    35          29.72         1,054         --             0.15      (12.59) to 197.20/c/

Fidelity VIP Growth      2002    33          51.31         1,660         --             0.12             (27.80)
                         2001    20          71.07         1,449         --            --/a/      (17.73) to 610.70/c/

Fidelity VIP II
 Contrafund              2002    85          25.59         2,132         --             0.48             (7.68)
                         2001    38          27.72           992         --             0.22        (12.36) to 177.20


                      John Hancock Variable Life Account U

5. Unit Values (continued)


                                                                              For the years and periods ended
                                          At December 31,                               December 31,
                                 ---------------------------------  ----------------------------------------------------
                                               Unit                     Expenses       Investment           Total
                                 Units       Fair Value     Assets       Ratio*          Income           Return***
       Subaccount                (000s)  Lowest to Highest  (000s)  Lowest to Highest   Ratio**       Lowest to Highest
-------------------------        ------  -----------------  ------  -----------------  ----------  ---------------------
Janus Aspen Global
 Technology                2002   168          $2.58        $  421         --%           --/a/%           (39.15)%
                           2001    68          4.24            290         --            1.15       (57.60) to (47.10)/c/

Janus Aspen Worldwide
 Growth                    2002   147          4.90            704         --            0.69              (24.15)
                           2001    74          6.46            477         --            0.40        (35.40) to (22.63)

MFS New Discovery Series   2002    55          11.49           619         --            --/a/             (30.32)
                           2001    28          16.49           456         --            --/a/       (5.01) to 64.90/c/

Templeton International    2002     6          17.48            98         --            1.55              (17.23)
                           2001     4          21.12            90         --            3.71       (15.99) to 111.20/c/

V.A. Relative Value        2002    31          10.51           315         --            0.70              (40.25)
                           2001    14          17.59           245         --            0.21/b/          75.90/c/

V.A. Financial Industries  2002    39           13             497         --            1.57              (16.83)
                           2001    11          15.63           173         --            1.83/b/          56.30/c/

V.A. Strategic Income      2002    19          14.85           277         --            6.62               7.69
                           2001     2          13.79            33         --            4.75/b/          37.90/c/

Health Sciences Fund       2002    96          8.01            754         --            0.39              (18.35)
                           2001    22          9.81            213         --            --/a/            (1.90)/c/

Large Cap Value CORE       2002    53          8.73            453         --            1.30              (15.81)
                           2001    17          10.37           179         --            0.65/b/           3.70/c/

Fundamental Value          2002   587      9.41 to 13.91     7,197      0 to 0.6         1.28        (15.39) to (14.84)
                           2001   486     11.05 to 16.44     7,568         0.6           0.18/b/      10.50/c/ to 64.40

Small Cap Value            2002   196          16.06         3,078         --            0.73              (4.35)
                           2001    74          16.79         1,243         --            1.03/b/          67.90/c/


                      John Hancock Variable Life Account U

5. Unit Values (continued)


                                                                                For the years and periods ended
                                              At December 31,                             December 31,
                                     ---------------------------------  ------------------------------------------------
                                                   Unit                     Expenses       Investment         Total
                                     Units       Fair Value     Assets       Ratio*          Income         Return***
         Subaccount                  (000s)  Lowest to Highest  (000s)  Lowest to Highest   Ratio**     Lowest to Highest
----------------------------         ------  -----------------  ------  -----------------  ----------  -------------------
AIM V.I. Growth
                              2002     12         $ 14.86       $  168          --%           --/a/%        (28.45)%
                              2001      6           20.77          128         --             0.51          107.70/c/

MFS Investors Growth Stock    2002     42            7.45          301         --             --/a/         (25.28)
                              2001      4            9.97           43         --             --/a/          (0.30)/c/

MFS Research Series           2002     13           14.49          178         --             0.23          (22.39)
                              2001      5              10           85         --             --/a/         86.70/c/

AIM V.I. Capital Development  2002      9            7.69           64         --             --/a/         (15.31)/c/

CSI Equity                    2002    193           10.17        1,915         --             --/a/          1.70/c/

Fidelity VIP II Overseas      2002      4           24.22           68         --             --/a/         (18.87)


* These ratios represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated, divided by average net assets. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded.

** These amounts represent the distributions from net investment income received by the Subaccount from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Subaccount is affected by the timing of the declaration of dividends by the underlying portfolio in which the Subaccounts invest.

*** These amounts represents the total return for the periods indicated, including changes in the value of the underlying Portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account (the date of the first premium transfer into the Subaccount subsequent to the inception of the investment option). The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

a Portfolio distributed no dividends during the period.

                      John Hancock Variable Life Account U

5. Unit Values (continued)

b From commencement of Subaccount operations as follows (Investment Income Ratio is annualized):


Subaccount                                 2002         2001          2000
----------                                 ----         ----          ----
Large Cap Aggressive Growth                                        September 7
Fundamental Growth                                                 September 7
AIM V.I. Premier Equity                                            September 7
Fidelity VIP Growth                                                September 7
Fidelity VIP Contrafund                                            September 7
Janus Aspen Global Technology                                      September 7
Janus Aspen Worldwide Growth                                       September 7
MFS New Discovery Series                                           September 7
Templeton International                                            September 7
V.A Relative Value                                     May 17
V.A. Financial Industries                              June 13
V.A. Strategic Income                                  May 14
Health Sciences Fund                                   June 20
Large Cap Value CORE                                   June 27
Fundamental Value                                      June 13
Small Cap Value                                        May 14
AIM V.I. Growth                                        June 22
MFS Investors Growth Stock                             June 13
MFS Research Series                                    July 23
AIM V.I. Capital Development             June 24
CSI Equity                             September 16
Fidelity VIP II Overseas                  May 28

                      John Hancock Variable Life Account U

5. Unit Values (continued)

c From commencement of product operations as follows (For fiscal years ending before December 31, 2002, total return was calculated using a beginning accumulation unit value of $10. This value represents the accumulation unit value at the inception of the investment option):


Subaccount                                             2002           2001
----------                                             ----           ----
Large Cap Growth                                                    April 23
Active Bond                                                         April 23
International Equity Index                                          April 23
Small Cap Growth                                                    April 23
Global Balanced                                                      May 10
Mid Cap Growth                                                      April 17
Large Cap Value                                                     April 17
Money Market                                                        March 30
Small/Mid Cap Growth                                                 May 7
Real Estate Equity                                                  April 24
Growth & Income                                                     April 23
Managed                                                             April 17
Short-Term Bond                                                      May 23
Small Cap Equity                                                    April 17
International Opportunities                                          June 5
Equity Index                                                        April 23
Global Bond                                                       September 21
Emerging Markets Equity                                              May 23
Bond Index                                                          April 26
Small/Mid Cap Core                                                  June 25
Tuner Core Growth                                                   June 15
Large Cap Aggressive Growth                                          May 18
Fundamental Growth                                                  July 30
Aim V.I. Value                                                      April 23
Fidelity VIP Growth                                                  May 23
Fidelity VIP Contrafund                                             April 23
Janus Aspen Global Technology                                        May 12
MFS New Discovery Series                                            April 26
Templeton International                                             April 26
V. A. Relative Value                                                 May 17
V. A. Financial Industries                                          June 13
V. A. Strategic Income                                               May 14
Health Sciences Fund                                                June 20
International Equity                                                 May 14
Large Cap Value CORE                                                June 27
Fundamental Value                                                   June 27
Small Cap Value                                                      May 14
Aim V. I. Growth                                                    June 22
MFS Investors Growth Stock                                          June 13
MFS Research Series                                                 July 23
AIM V.I. Capital Development                         June 24
CSI Equity                                         September 16

  In addition to this SAI, JHVLICO has filed with the Securities and Exchange Commission (the "SEC") a prospectus which contains vital information about the variable life insurance policy you are considering. The prospectus and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the prospectus and personalized illustrations from your JHVLICO representative. The prospectus may also be obtained by contacting the JHVLICO Servicing Office. You should also contact the JHVLICO Servicing Office to request any other information about your policy or to make any inquiries about its operation.










                            JHVLICO SERVICING OFFICE
                            ------------------------

    Express Delivery            Mail Delivery
    ----------------            -------------
 529 Main Street (X-4)           P.O. Box 111
 Charlestown, MA 02129         Boston, MA 02117

         Phone:                      Fax:
         ------                      ----
     1-800-732-5543             1-617-886-3048














  Information about the Account (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about the Account are available on the SEC's Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549-0102.









Investment Company Act File No. 811-3068

                          Prospectus dated May 1, 2003
                                for interests in
                      John Hancock Variable Life Account U
                       Interests are made available under

                     MEDALLION VARIABLE UNIVERSAL LIFE PLUS

          a flexible premium variable universal life insurance policy issued by

            JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")
The policy provides an investment option with fixed rates of return declared by
             JHVLICO and the following variable investment options:

-------------------------------------------------------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTION:                           UNDERLYING FUND MANAGED BY:
 ---------------------------                           ---------------------------
 EQUITY OPTIONS:
  Equity Index .....................................   SSgA Funds Management, Inc.
  Large Cap Value ..................................   T. Rowe Price Associates, Inc.
  Large Cap Value CORE (SM) ........................   Goldman Sachs Asset Management, L.P.
  Large Cap Growth .................................   Independence Investment LLC
  Large Cap Aggressive Growth ......................   Janus Capital Management, LLC
  Earnings Growth ..................................   Fidelity Management & Research Company
  Growth & Income ..................................   Independence Investment LLC and Putnam Investment Management, LLC
  Fundamental Value ................................   Wellington Management Company, LLP
  Fundamental Growth ...............................   Putnam Investment Management, LLC
  Mid Cap Value ....................................   T. Rowe Price Associates, Inc.
  Small/Mid Cap CORE (SM) ..........................   Goldman Sachs Asset Management,L.P.
  Small/Mid Cap Growth .............................   Wellington Management Company, LLP
  Small Cap Value ..................................   T. Rowe Price Associates, Inc. and Wellington Management
                                                         Company, LLP
  Small Cap Growth .................................   John Hancock Advisers, LLC
  Small Cap Emerging Growth ........................   Wellington Management Company, LLP
  AIM V.I. Premier Equity ..........................   A I M Advisors, Inc.
  AIM V.I. Capital Development .....................   A I M Advisors, Inc.
  Fidelity VIP Contrafund(R) .......................   Fidelity Management & Research Company
  MFS Investors Growth Stock .......................   MFS Investment Management(R)
  MFS Research .....................................   MFS Investment Management(R)
  International Equity Index .......................   Independence Investment LLC
  International Opportunities ......................   T. Rowe Price International, Inc.
  Overseas Equity ..................................   Capital Guardian Trust Company
  Fidelity VIP Overseas ............................   Fidelity Management & Research Company
  Emerging Markets Equity ..........................   Van Kampen (a registered trade name of Morgan Stanley Investment
                                                         Management Inc.)
  Janus Aspen Worldwide Growth .....................   Janus Capital Management, LLC
  Real Estate Equity ...............................   RREEF America LLC and Van Kampen (a registered trade name of
                                                         Morgan Stanley Investment Management Inc.)
  Health Sciences ..................................   Wellington Management Company, LLP
  Financial Industries .............................   John Hancock Advisers, LLC
  Janus Aspen Global Technology ....................   Janus Capital Management, LLC
 BALANCED OPTIONS:
  Managed ..........................................   Independence Investment LLC and Capital Guardian Trust Company
 BOND & MONEY MARKET OPTIONS:
  Short-Term Bond ..................................   Independence Investment LLC
  Bond Index .......................................   Standish Mellon Asset Management Company LLC
  Active Bond ......................................   John Hancock Advisers, LLC
  Total Return Bond ................................   Pacific Investment Management Company LLC
  High Yield Bond ..................................   Wellington Management Company, LLP
  Global Bond ......................................   Capital Guardian Trust Company
  Money Market .....................................   Wellington Management Company, LLP
-------------------------------------------------------------------------------------------------------------------------

                             * * * * * * * * * * * *

     Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                            GUIDE TO THIS PROSPECTUS


This prospectus is arranged in the following way:

     . The section which starts on the next page is called "Summary of Benefits and Risks". It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.

     . Behind the Summary of Benefits and Risks section is a section called "Fee Tables" that describes the fees and expenses you will pay when buying, owning and surrendering the policy. This section starts on page 6.

     . Behind the Fee Tables section is a section called "Detailed Information." This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context. A table of contents for the Detailed Information section appears on page 11.

     . There is an Alphabetical Index of Key Words and Phrases at the back of this prospectus on page 37.

     . Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the "SAI") and how the SAI, personalized illustrations and other information can be obtained.

After this prospectus ends, the prospectuses for the Series Funds begin. See page 13 of this prospectus for a brief description of the Series Funds.

                          SUMMARY OF BENEFITS AND RISKS


THE NATURE OF THE POLICY

     The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges and the CDSC. We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary upon the death of the insured person (we call this the "death benefit") may be similarly affected. That's why the policy is referred to as a "variable" life insurance policy. We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the specifics of your policy and the insured person. Except as noted in the Detailed Information section of this prospectus, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

     If the life insurance protection described in this prospectus is provided under a master group policy, the term "policy" as used in this prospectus refers to the certificate we issue and not to the master group policy.

SUMMARY OF POLICY BENEFITS

Death Benefit

     When the insured person dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit (Option A and Option B). You choose which one you want in the application. The two death benefit options are:

     . Option A - The death benefit will equal the greater of (1) the Total Sum Insured, or (2) the minimum insurance amount (as described under "The minimum insurance amount" provision in the Detailed Information section of this prospectus).

     . Option B - The death benefit will equal the greater of (1) the Total Sum Insured plus your policy's account value on the date of death, or
          (2) the minimum insurance amount under the "guideline premium and cash value corridor test".

Surrender of the Policy

     You may surrender the policy in full at any time. If you do, we will pay you the account value of the policy less any outstanding policy loans and less any CDSC that then applies. This is called your "surrender value". You must return your policy when you request a surrender.

     If you have not taken a loan on your policy, the "account value" of your policy will, on any given date, be equal to:

     .    the amount you invested,

     . plus or minus the investment experience of the investment options you've chosen,

     .    minus all charges we deduct, and

     .    minus all withdrawals you have made.

     If you take a loan on your policy, your account value will be computed somewhat differently. This is discussed beginning on page 23.

Partial Withdrawals

     You may make a partial withdrawal of your surrender value at any time after the first policy year. Each withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. Your account value is automatically reduced by the amount of the withdrawal and the charge. We reserve the right to refuse a partial withdrawal if it would reduce the surrender value or the Total Sum Insured below certain minimum amounts.

Policy Loans

     You may borrow from your policy at any time by completing the appropriate form. The minimum amount of each loan is $300. The maximum amount you can borrow is determined by a formula. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the insured person dies, it will be deducted from the death benefit. Outstanding loans also permanently affect the calculation of your account value.

Optional Benefit Riders

     When you apply for the policy, you can request any of the optional benefit riders that we make available. There are a number of such riders, including the Living Care Benefit Rider, the Optional Enhanced Cash Value Rider and the Long-Term Care Acceleration Rider. Charges for most riders will be deducted monthly from the policy's account value.

Investment Options

     The policy offers a number of investment options, as listed on the cover of this prospectus. They cover a broad spectrum of investment styles and strategies. Although the funds of the Series Funds that underly those investment options operate like publicly traded mutual funds, there are important differences between your investment options and publicly-traded mutual funds. On the plus side, you can transfer money from one investment option to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying fund are automatically reinvested and reflected in the fund's value and create no taxable event for you. On the negative side, if and when policy earnings are distributed (generally as a result of a surrender or partial withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges are significant and will reduce the investment performance of your investment options.

SUMMARY OF POLICY RISKS

Lapse Risk

     If the account value of your policy is insufficient to pay the charges when due, your policy (or part of it) can terminate (i.e. "lapse"). This can happen because you haven't paid enough premiums or because the investment performance of the investment options you've chosen has been poor or because of a combination of both factors. You'll be given a "grace period" within which to make additional premium payments to keep the policy in effect. If lapse occurs, you'll be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions.

Investment Risk

     As mentioned above, the investment performance of any variable investment option may be good or bad. Your account value will rise or fall based on the investment performance of the variable investment options you've chosen. Some variable investment options are riskier than others. These risks (and potential rewards) are discussed in detail in the attached prospectuses of the Series Funds.

Access to Funds Risk

     There is a risk that you will not be able (or willing) to access your account value by surrendering the policy because of the contingent deferred sales charge ("CDSC") that may be payable upon surrender. The CDSC is a percentage of the premiums you've paid and disappears only after 10 policy years have passed. See the "Fee Tables" section of this prospectus for details on the CDSC. There is also a charge for each partial withdrawal you make. It is the lesser of $20 or 2% of the withdrawal amount. Any communication that arrives on a date that is not a business day will be processed on the business day next following that date. The term "business day" is defined on page 14.

Transfer Risk

     There is a risk that you will not be able to transfer your account value from one investment option to another because of limitations on the dollar amount or frequency of transfers you can make. The limitation on transfers out of the fixed account are more restrictive than those that apply to transfers out of variable investment options.

Tax Risks

     In order for you to receive the tax benefits accorded life insurance under the Internal Revenue Code, your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called "7 pay limit" that limits the amount of premium that can be paid in relation to the policy's death benefit. If the limit is violated, the policy will be treated as a "modified endowment", which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the "investor control rules" that determine whether you would be treated as the "owner" of the assets underlying your policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called "inside build-up" that is a major benefit of life insurance.

     There is also a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made, surrender or lapse of the policy would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

     Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.

                                   FEE TABLES

     This section contains five tables that describe all of the fees and expenses that you will pay when buying, owning and surrendering the policy. In the first three tables, certain entries show the minimum charge, the maximum charge and the charge for a representative insured person. Other entries show only the maximum charge we can assess and are labeled as such. The remaining entries are always calculated in the same way, so we cannot assess a charge that is greater than the charge shown in the table. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown.

     The first table below describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer account value between investment options.

-------------------------------------------------------------------------------
                              TRANSACTION FEES
-------------------------------------------------------------------------------
        CHARGE             WHEN CHARGE IS DEDUCTED         AMOUNT DEDUCTED
-------------------------------------------------------------------------------
 PREMIUM SALES CHARGE    Upon payment of premium        4% of Target Premium*
-------------------------------------------------------------------------------
 PREMIUM TAX CHARGE      Upon payment of premium        2.35% of each premium
                                                        paid
-------------------------------------------------------------------------------
 DAC TAX CHARGE          Upon payment of premium        1.25% of each premium
                                                        paid
-------------------------------------------------------------------------------
 MAXIMUM CONTINGENT      Upon surrender of policy       100% of first year
 DEFERRED SALES CHARGE   within the period stated       Target Premium for
 (CDSC)                                                 surrenders in policy
                                                        years 1-5**

                         Upon reduction of Basic Sum    Pro rata portion of
                         Insured as a result of a       applicable CDSC
                         partial withdrawal or a
                         written request
-------------------------------------------------------------------------------
 MAXIMUM ASI REDUCTION   Upon decrease in Additional    $17.40 per $1,000 of
 CHARGE                  Sum Insured (ASI) during       decrease in ASI ***
                         the first 20 policy years
-------------------------------------------------------------------------------
 MAXIMUM PARTIAL         Upon making a partial          $20
 WITHDRAWAL CHARGE       withdrawal
-------------------------------------------------------------------------------
 MAXIMUM TRANSFER        Upon each transfer into or     $25 (currently $0)****
 CHARGE                  out of a variable
                         investment option beyond an
                         annual limit of not less
                         than 12
-------------------------------------------------------------------------------


   * The "Target Premium" for each policy year is determined at the time the policy is issued and appears in the "Policy Specifications" section of the policy. In general, the greater the proportion of Additional Sum Insured at issue, the lower the Target Premium.

  ** The CDSC percentage decreases in later policy years as follows: for policy year 6, it is 80%; for policy year 7, it is 70%; for policy year 8, it is 60%; for policy year 9, it is 40%; for policy year 10, it is 20%; and for policy years 11 and later, it is 0%.

 *** A table in the policy will state the maximum rate for this charge per $1,000 of ASI, based on the insured person's issue age, insurance risk characteristics and (usually) gender. The rates range from less than $1 per $1,000 of ASI for issue ages of 40 or less up to the maximum shown in the table for an issue age 81 male tobacco risk.

**** This charge is not currently imposed, but we reserve the right to do so in the policy.

The next two tables describe the fees and expenses that you will pay periodically during the time you own the policy. These tables do not include fees and expenses paid at the fund level. Except for the Living Care Benefit and the Optional Enhanced Cash Value Rider, all of the charges shown in the tables are deducted from your account value. The second table is devoted only to optional rider benefits.

---------------------------------------------------------------------------------------------------------------
                     PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
---------------------------------------------------------------------------------------------------------------
                                                                             AMOUNT DEDUCTED
                                                          -----------------------------------------------------
        CHARGE                WHEN CHARGE IS DEDUCTED         GUARANTEED RATE               CURRENT RATE
---------------------------------------------------------------------------------------------------------------
INSURANCE CHARGE:*
  MINIMUM CHARGE ............ Monthly                     $ 0.06 per $1,000 of AAR    $ 0.02 per $1,000 of AAR
  MAXIMUM CHARGE ............ Monthly                     $83.33 per $1,000 of AAR    $83.33 per $1,000 of AAR
  CHARGE FOR REPRESENTATIVE
  INSURED PERSON ............ Monthly                     $ 0.14 per $1,000 of AAR    $ 0.14 per $1,000 of AAR
---------------------------------------------------------------------------------------------------------------
ISSUE CHARGE                  Monthly in first policy     $20                         $20
                              year only
---------------------------------------------------------------------------------------------------------------
MAINTENANCE CHARGE            Monthly                     $8                          $6
---------------------------------------------------------------------------------------------------------------
ASSET-BASED RISK CHARGE**     Monthly                     .08% of account value       .05% of of account value
                                                                                      in policy years 1-10
                                                                                      .04% of account value in
                                                                                      policy year 11
                                                                                      Decreasing by .001% each
                                                                                      year in policy years
                                                                                      12-28
                                                                                      .02% of account value in
                                                                                      policy year 29 and
                                                                                      thereafter
---------------------------------------------------------------------------------------------------------------

   * The insurance charge is determined by multiplying the amount of insurance for which we are at risk (the amount at risk or "AAR") by the applicable cost of insurance rate. The rates vary widely depending upon the Total Sum Insured, the length of time the policy has been in effect, the insurance risk characteristics of the insured person and (generally) the gender of the insured person. The "minimum" rate shown in the table at the guaranteed rate is the rate in the first policy year for a $1,000,000 policy issued to cover a 10 year old female preferred underwriting risk. The "minimum" rate shown in the table at the current rate is the rate in the eighth policy year for a $1,000,000 Basic Sum Insured $4,000,000 Additional Sum Insured policy issued to cover a 4 year old female preferred underwriting risk. The "maximum" rate shown in the table at both the guaranteed and current rates is the rate in the first policy year for a $100,000 all Basic Sum Insured policy issued to cover a 99 year old male substandard tobacco underwriting risk. This includes the so-called "extra mortality charge." The "representative insured person" referred to in the table is a 35 year old male standard non-tobacco underwriting risk with a $100,000 policy. The charges shown in the table may not be particularly relevant to your current situation. For more information about cost of insurance rates, talk to your JHVLICO representative.

  ** This charge only applies to that portion of account value held in the variable investment options. The charge does not apply to the fixed investment option.

---------------------------------------------------------------------------------------------
                                        RIDER CHARGES
---------------------------------------------------------------------------------------------
        CHARGE                WHEN CHARGE IS DEDUCTED             AMOUNT DEDUCTED
---------------------------------------------------------------------------------------------
DISABILITY WAIVER OF CHARGES
  RIDER:*
  MINIMUM CHARGE ............ Monthly                       5% of all other monthly charges
  MAXIMUM CHARGE ............ Monthly                       50% of all other monthly charges
  CHARGE FOR REPRESENTATIVE
  INSURED PERSON ............ Monthly                       15% of all other monthly charges
---------------------------------------------------------------------------------------------
LIVING CARE BENEFIT RIDER     Only if benefit is exercised  Charge is imbedded in
                                                            discounting of death benefit
                                                            paid in advance
---------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                         RIDER CHARGES
-------------------------------------------------------------------------------------------------------
        CHARGE                 WHEN CHARGE IS DEDUCTED             AMOUNT DEDUCTED
-------------------------------------------------------------------------------------------------------
AGE 100 WAIVER OF CHARGES
  RIDER:**
  MINIMUM CHARGE ............  Monthly                    $0.0001 per $1,000 of amount at risk
  MAXIMUM CHARGE ............  Monthly                    $2.28 per $1,000 of amount at risk
  CHARGE FOR REPRESENTATIVE
  INSURED PERSON ............  Monthly                    $0.0003 per $1,000 of amount at risk
-------------------------------------------------------------------------------------------------------
CHILDREN'S INSURANCE BENEFIT
RIDER**                        Monthly                    $0.50 per $1,000 of Rider Sum Insured
-------------------------------------------------------------------------------------------------------
ACCIDENTAL DEATH BENEFIT
RIDER:***
  MINIMUM CHARGE ............  Monthly                    $0.75 per $1,000 of accidental death benefit
  MAXIMUM CHARGE ............  Monthly                    $1.71 per $1,000 of accidental death benefit
  CHARGE FOR REPRESENTATIVE
  INSURED PERSON ............  Monthly                    $0.78 per $1,000 of accidental death benefit
-------------------------------------------------------------------------------------------------------
OPTIONAL ENHANCED CASH         Upon payment of premium    4% of all premiums paid in the first policy
VALUE RIDER                                               year up to the Target Premium
-------------------------------------------------------------------------------------------------------
LONG-TERM CARE ACCELERATION
RIDER:****
  MINIMUM CHARGE ............  Monthly                    5% of all other monthly charges
  MAXIMUM CHARGE ............  Monthly                    9% of all other monthly charges
  CHARGE FOR REPRESENTATIVE
  INSURED PERSON ............  Monthly                    9% of all other monthly charges
-------------------------------------------------------------------------------------------------------

   * The charge for this rider is determined by multiplying the total amount of all other monthly policy level charges by the applicable rate. The rates vary by the attained age and the disability insurance risk characteristics of the insured person. The "minimum" rate shown in the table is for a 64 year old preferred underwriting risk. The "maximum" rate shown in that table is for a 55 year old substandard underwriting risk. The "representative insured person" referred to in the table is a 35 year old standard underwriting risk.

  ** The charge for this rider is determined by multiplying the amount of insurance for which we are at risk by the applicable rate. The rates vary by the issue age, the insurance risk characteristics and gender of the insured person. The "minimum" rate shown in the table is for a 20 year old male tobacco underwriting risk. The "maximum" rate shown in that table is for an 85 year old female preferred non-tobacco underwriting risk. The "representative insured person" referred to in the table is a 35 year old male standard non-tobacco underwriting risk.

 *** The charge for this rider is determined by multiplying the amount of accidental death benefit selected by the applicable rate. The rates vary by the attained age and the ADB risk characteristics of the insured person. The "minimum" rate shown in the table is for an insured person less than 1 year of age with the lowest ADB risk rating (1.0). The "maximum" rate shown in that table is for a 65 year old with the highest ADB rating (1.5). The "representative insured person" referred to in the table is a 35 year old with an ADB rating of 1.0.

**** The charge for this rider is determined by multiplying the total amount of all other monthly charges by the applicable rate. The rates vary by the LTC insurance risk characteristics of the insured person and the rider benefit level selected. The "minimum" rate shown in the table is for a standard underwriting risk with a 1% Monthly Acceleration Percentage. The "maximum" rate shown in that table is for a substandard underwriting risk with a 4% Monthly Acceleration Percentage. The "representative insured person" referred to in the table is a standard underwriting risk with a 4% Monthly Acceleration Percentage.

The next table describes the minimum and maximum fund level fees and expenses that you will pay periodically during the time you own the policy. These expenses are deducted from fund assets and include management fees, distribution and/or service (12b-1) fees, and other expenses.

--------------------------------------------------------------------------------
    TOTAL ANNUAL FUND OPERATING EXPENSES           MINIMUM            MAXIMUM
--------------------------------------------------------------------------------
RANGE OF EXPENSES WITHOUT TAKING ACCOUNT OF          0.23%              3.45%
CERTAIN REIMBURSEMENT ARRANGEMENTS
--------------------------------------------------------------------------------
RANGE OF EXPENSES AFTER TAKING ACCOUNT OF            0.23%              1.60%*
CERTAIN REIMBURSEMENT ARRANGEMENTS
--------------------------------------------------------------------------------

   * Under its current investment management agreements with the John Hancock Variable Series Trust I ("JHVST"), John Hancock Life Insurance Company has contractually agreed to reimburse each JHVST fund when the fund's "other fund expenses" exceed 0.10% of its average daily net assets. The agreements will remain in effect until May 1, 2004, and may be renewed each year thereafter by JHVST. The following table lists the JHVST funds that are underlying funds of this prospectus and that are subject to such reimbursement agreements. See the prospectuses for the Series Funds for information on other reimbursement or waiver arrangements affecting the funds.

The next table describes fund level fees and expenses for each of the funds. More detail concerning each fund's fees and expenses is contained in the prospectuses for the Series Funds.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                   TOTAL FUND                     TOTAL FUND
                                                 DISTRIBUTION    OTHER OPERATING    OPERATING                      OPERATING
                                    INVESTMENT       AND           EXPENSES         EXPENSES                       EXPENSES
                                    MANAGEMENT  SERVICE (12B-1)      WITHOUT         WITHOUT        EXPENSE          WITH
            FUND NAME                   FEE          FEES         REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT   REIMBURSEMENT
-------------------------------------------------------------------------------------------------------------------------------
JOHN HANCOCK VARIABLE SERIES TRUST
 I (NOTE 1):
-------------------------------------------------------------------------------------------------------------------------------
Equity Index .....................      0.13%         N/A             0.10%           0.23%           0.00%           0.23%
-------------------------------------------------------------------------------------------------------------------------------
Large Cap Value ..................      0.75%         N/A             0.08%           0.83%           0.00%           0.83%
-------------------------------------------------------------------------------------------------------------------------------
Large Cap Value CORE (SM) ........      0.74%         N/A             0.23%           0.97%           0.13%           0.84%
-------------------------------------------------------------------------------------------------------------------------------
Large Cap Growth .................      0.79%         N/A             0.08%           0.87%           0.00%           0.87%
-------------------------------------------------------------------------------------------------------------------------------
Large Cap Aggressive Growth ......      0.87%         N/A             0.11%           0.98%           0.01%           0.97%
-------------------------------------------------------------------------------------------------------------------------------
Earnings Growth* .................      0.95%         N/A             0.09%           1.04%           0.00%           1.04%
-------------------------------------------------------------------------------------------------------------------------------
Growth & Income ..................      0.67%         N/A             0.08%           0.75%           0.00%           0.75%
-------------------------------------------------------------------------------------------------------------------------------
Fundamental Value ................      0.77%         N/A             0.08%           0.85%           0.00%           0.85%
-------------------------------------------------------------------------------------------------------------------------------
Fundamental Growth ...............      0.90%         N/A             0.26%           1.16%           0.16%           1.00%
-------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value ....................      1.10%         N/A             0.10%           1.20%           0.00%           1.20%
-------------------------------------------------------------------------------------------------------------------------------
Small/Mid Cap CORE (SM) ..........      1.05%         N/A             0.25%           1.30%           0.15%           1.15%
-------------------------------------------------------------------------------------------------------------------------------
Small/Mid Cap Growth .............      0.97%         N/A             0.10%           1.07%           0.00%           1.07%
-------------------------------------------------------------------------------------------------------------------------------
Small Cap Value ..................      0.95%         N/A             0.09%           1.04%           0.00%           1.04%
-------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth .................      1.05%         N/A             0.08%           1.13%           0.00%           1.13%
-------------------------------------------------------------------------------------------------------------------------------
Small Cap Emerging Growth* .......      1.05%         N/A             0.14%           1.19%           0.04%           1.15%
-------------------------------------------------------------------------------------------------------------------------------
International Equity Index .......      0.18%         N/A             0.28%           0.46%           0.18%           0.28%
-------------------------------------------------------------------------------------------------------------------------------
International Opportunities ......      1.14%         N/A             0.41%           1.55%           0.31%           1.24%
-------------------------------------------------------------------------------------------------------------------------------
Overseas Equity*  ................      1.05%         N/A             0.40%           1.45%           0.30%           1.15%
-------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Equity ..........      1.50%         N/A             1.95%           3.45%           1.85%           1.60%
-------------------------------------------------------------------------------------------------------------------------------
Real Estate Equity ...............      0.98%         N/A             0.09%           1.07%           0.00%           1.07%
-------------------------------------------------------------------------------------------------------------------------------
Health Sciences ..................      1.00%         N/A             0.35%           1.35%           0.25%           1.10%
-------------------------------------------------------------------------------------------------------------------------------
Financial Industries .............      0.80%         N/A             0.10%           0.90%           0.00%           0.90%
-------------------------------------------------------------------------------------------------------------------------------
Managed ..........................      0.68%         N/A             0.08%           0.76%           0.00%           0.76%
-------------------------------------------------------------------------------------------------------------------------------
Short-Term Bond ..................      0.60%         N/A             0.08%           0.68%           0.00%           0.68%
-------------------------------------------------------------------------------------------------------------------------------
Bond Index .......................      0.14%         N/A             0.11%           0.25%           0.01%           0.24%
-------------------------------------------------------------------------------------------------------------------------------
Active Bond ......................      0.61%         N/A             0.08%           0.69%           0.00%           0.69%
-------------------------------------------------------------------------------------------------------------------------------
Total Return Bond ................      1.10%         N/A             0.10%           1.20%           0.00%           1.20%
-------------------------------------------------------------------------------------------------------------------------------
High Yield Bond ..................      0.80%         N/A             0.16%           0.96%           0.06%           0.90%
-------------------------------------------------------------------------------------------------------------------------------
Global Bond ......................      0.85%         N/A             0.16%           1.01%           0.06%           0.95%
-------------------------------------------------------------------------------------------------------------------------------
Money Market .....................      0.25%         N/A             0.07%           0.32%           0.00%           0.32%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS -
 SERIES I SHARES:
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                    TOTAL FUND                     TOTAL FUND
                                                 DISTRIBUTION    OTHER OPERATING    OPERATING                      OPERATING
                                    INVESTMENT        AND           EXPENSES        EXPENSES                       EXPENSES
                                    MANAGEMENT  SERVICE (12B-1)      WITHOUT         WITHOUT        EXPENSE          WITH
            FUND NAME                   FEE          FEES         REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT   REIMBURSEMENT
-------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund .....      0.61%          N/A            0.24%           0.85%          0.00%             0.85%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS -
 SERIES II SHARES:
-------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Development
 Fund ............................      0.75%         0.25%           0.39%           1.39%          0.00%             1.39%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
VARIABLE INSURANCE PRODUCTS FUND -
 SERVICE CLASS:
-------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Overseas .........      0.73%         0.10%           0.17%           1.00%          0.00%             1.00%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
VARIABLE INSURANCE PRODUCTS FUND
 II - SERVICE CLASS:
-------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Contrafund(R) ....      0.58%         0.10%           0.10%           0.78%          0.00%             0.78%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
MFS(R) VARIABLE INSURANCE TRUST
 - INITIAL CLASS SHARES (NOTE 2):
-------------------------------------------------------------------------------------------------------------------------------
MFS(R) Investors Growth Stock ....      0.75%          N/A            0.13%           0.88%          0.00%             0.88%
-------------------------------------------------------------------------------------------------------------------------------
MFS(R) Research ..................      0.75%          N/A            0.12%           0.87%          0.00%             0.87%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES - SERVICE
 SHARES CLASS (NOTE 3):
-------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth .....      0.65%         0.25%           0.05%           0.95%          0.00%             0.95%
-------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Global Technology ....      0.65%         0.25%           0.07%           0.97%          0.00%             0.97%
-------------------------------------------------------------------------------------------------------------------------------

(1) Under its current investment management agreement with the John Hancock Variable Series Trust I ("JHVST"), John Hancock Life Insurance Company has contractually agreed to reimburse each JHVST fund when the fund's "other fund expenses" exceed 0.10% of its average daily net assets. The agreements will remain in effect until May 1, 2004, and may be renewed each year thereafter by JHVST. Percentages shown for the Large Cap Growth and Small/Mid Cap CORE(SM)funds are calculated as if the current management fee schedules, which apply to these funds effective October 1, 2002, were in effect for all of 2002. Percentages shown for the Small Cap Emerging Growth fund are calculated as if the current management fee schedule, which applies to this fund effective May 1, 2003, was in effect for all of 2002. The percentages shown for the Mid Cap Value and Total Return Bond funds are estimates because the funds were not in operation prior to the date of this prospectus. The percentages shown for the Financial Industries fund are based on the fund's current management fee schedule and the operating expenses and average daily net assets of the fund's predecessor during 2002. "CORE(SM)" is a service mark of Goldman, Sachs & Co.

     * Earnings Growth was formerly "Multi Cap Growth," Small Cap Emerging Growth was formerly "Small Cap Equity" and Overseas Equity was formerly "Global Balanced."

(2) MFS Variable Insurance Trust funds have an expense offset arrangement which reduces each fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Each fund may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. "Other Operating Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the funds. Had these fee reductions been taken into account, "Total Fund Operating Expenses with Reimbursement" would equal 0.87% for MFS Investors Growth Stock, 0.86% for MFS Research and 1.04% for MFS New Discovery.

(3) Percentages shown for the Janus Aspen funds are based upon expenses for the year ended December 31, 2002. All expenses are shown without the effect of any expense offset arrangement.

                              DETAILED INFORMATION


This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section on pages 3 through 4.

CONTENTS OF THIS SECTION                                       BEGINNING ON PAGE
Description of JHVLICO .............................................  13
Description of John Hancock Variable Life Account U ................  13
Description of the Underlying Funds ................................  13
  Voting privileges that you will have .............................  14
  Changes we can make to a Series Fund or the Account ..............  14
The Fixed Investment Option ........................................  15
Premiums ...........................................................  15
  Planned Premiums .................................................  15
  Maximum premium payments .........................................  15
  Ways to pay premiums .............................................  15
  Processing premium payments ......................................  16
Lapse and Reinstatement ............................................  16
  Guaranteed death benefit feature .................................  17
The Death Benefit ..................................................  17
  Limitations on payment of death benefit ..........................  18
  Basic Sum Insured vs. Additional Sum Insured .....................  18
  The minimum insurance amount .....................................  18
  When the insured person reaches 100 ..............................  19
  Requesting an increase in coverage ...............................  19
  Requesting a decrease in coverage ................................  19
  Change of death benefit option ...................................  19
  Effective date of certain policy transactions ....................  19
  Tax consequences of coverage changes .............................  20
  Your beneficiary .................................................  20
  Ways in which we pay out policy proceeds .........................  20
  Changing a payment option ........................................  20
  Tax impact of payment option chosen ..............................  20
The Account Value ..................................................  20
  Commencement of investment performance ...........................  21
  Allocation of future premium payments ............................  21
  Transfers of existing account value ..............................  21
  Dollar cost averaging ............................................  21
  Asset rebalancing ................................................  22
Surrender and Partial Withdrawals ..................................  22
  Full surrender ...................................................  22
  Partial withdrawals ..............................................  22

CONTENTS OF THIS SECTION                                       BEGINNING ON PAGE
Policy loans .......................................................   23
  Repayment of policy loans ........................................   23
  Effects of policy loans ..........................................   23
Description of Charges at the Policy Level .........................   24
  Deductions from premium payments .................................   24
  Deductions from account value ....................................   24
  Additional information about how certain policy charges work .....   26
  Other charges we could impose in the future ......................   26
Description of Charges at the Fund Level ...........................   27
Other Policy Benefits, Rights and Limitations ......................   27
  Optional benefit riders you can add ..............................   27
  Variations in policy terms .......................................   29
  Procedures for issuance of a policy ..............................   29
  Changes that we can make as to your policy .......................   30
  The owner of the policy ..........................................   30
  Policy cancellation right ........................................   31
  Reports that you will receive ....................................   31
  Assigning your policy ............................................   31
  When we pay policy proceeds ......................................   31
  How you communicate with us ......................................   32
Tax considerations .................................................   33
  General ..........................................................   33
  Policy proceeds ..................................................   33
  Other policy distributions .......................................   34
  Diversification rules and ownership of the Account ...............   34
  7-pay premium limit ..............................................   35
  Corporate and H.R. 10 plans ......................................   35
Legal matters ......................................................   35
Financial Statements Reference .....................................   35
Registration statement filed with the SEC ..........................   35
Accounting and actuarial experts ...................................   36

DESCRIPTION OF JHVLICO

     We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law, with its home office at 197 Clarendon Street, Boston, Massachusetts, 02117. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

     We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

     JHVLICO is a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 2002, John Hancock's assets were approximately $88 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable JHVLICO to meet its reserve requirements and expenses in connection with its business. John Hancock is committed to make additional capital contributions if necessary to ensure that JHVLICO maintains a positive net worth.

DESCRIPTION OF JOHN HANCOCK VARIABLE LIFE ACCOUNT U

     The variable investment options shown on page 1 are in fact subaccounts of John Hancock Variable Life Account U (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the Securities and Exchange Commission ("SEC") of the management of the Account or of us.

     The Account's assets are our property. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can't be used to pay any indebtedness of John Hancock other than those arising out of policies that use the Account.

     New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

DESCRIPTION OF THE UNDERLYING FUNDS

     The variable investment options shown on page 1 are those available as of the date of this prospectus. The options are grouped as to "type" on page 1. When you select one or more of these variable investment options, we invest your money in the selected subaccounts of the Account. In turn, the assets of the subaccounts are invested in the corresponding investment option(s) of one or more of the following: the John Hancock Variable Series Trust I, the AIM Variable Insurance Funds, Fidelity's Variable Insurance Products Fund (Service Class) and Variable Insurance Products Fund II (Service Class), the MFS Variable Insurance Trust (Initial Class Shares), and the Janus Aspen Series (Service Shares Class) (together, "the Series Funds"). In this prospectus, the investment options of the Series Funds are referred to as "funds". In the prospectuses for the Series Funds, the investment options may be referred to as "funds", "portfolios" or "series".

     The fund manager shown on page 1 for any given fund may be the investment advisor for the fund or a sub-investment advisor. However, in each case, the entity shown is the one that actually manages the fund's assets. For example, the investment advisor for all funds of the John Hancock Variable Series Trust I is John Hancock Life Insurance Company. The entities shown on page 1 for those funds are sub-investment advisors. For all the other funds, you should consult the appropriate Series Fund prospectus to determine whether the entity shown on page 1 is the investment advisor or a sub-investment advisor.

     Each Series Fund is a so-called "series" type mutual fund registered with the SEC. The investment results of each variable investment option you select will depend on those of the corresponding fund of one of the Series Funds. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus are prospectuses for the Series Funds. The Series Fund prospectuses contain detailed information about each available fund. Be sure to read those prospectuses before selecting any of the variable investment options shown on page 1.

     We will purchase and redeem Series Fund shares for the Account at their net asset value without any sales or redemption charges. Shares of a Series Fund represent an interest in one of the funds of the Series Fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

     On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard Time).

Voting privileges that you will have

     All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Series Funds. We will vote the shares of each of the funds of a Series Fund which are deemed attributable to variable life insurance policies at regular and special meetings of the Series Fund's shareholders in accordance with instructions received from owners of such policies. Shares of the Series Fund held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

     We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a Series Fund's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a Series Fund, ratification of the selection of independent auditors, approval of Series Fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

     However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

Changes we can make to a Series Fund or the Account

     The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, John Hancock or an affiliate of either, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgement, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

THE FIXED INVESTMENT OPTION

     Our obligations under the policy's fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

     Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

PREMIUMS

Planned Premiums

     The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums-- annually, semi-annually, quarterly or monthly. The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Lapse and Reinstatement" on page 16).

Maximum premium payments

     Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. More discussion of these tax law requirements begins on page 33. Also, we may refuse to accept any amount of an additional premium if:

     .    that amount of premium would increase our insurance risk exposure, and

     . the insured person doesn't provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.

     In no event, however, will we refuse to accept any premium necessary to prevent the policy from terminating or to keep the guaranteed death benefit feature in effect.

Ways to pay premiums

     If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Life." We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the JHVLICO Life Servicing Office at the appropriate address shown on the back cover of this prospectus.

     We will also accept premiums:

     .    by wire or by exchange from another insurance company,

     . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or

     .    if we agree to it, through a salary deduction plan with your employer.

     You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Life Servicing Office.

Processing premium payments

     We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

     (1) We will process a payment received prior to a policy's date of issue as if received on the business day immediately preceding the date of issue.

     (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

     (3) We will process the portion of any premium payment for which we require evidence of the insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

     (4) If we receive any premium payment that we think will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

     . The tax problem resolves itself prior to the date the refund is to be made; or

     . The tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

     (5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

LAPSE AND REINSTATEMENT

     Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can lapse for failure to pay charges due under the policy. If the guaranteed death benefit feature is in effect , the Additional Sum Insured and any additional benefit riders (unless otherwise stated therein) will lapse if the policy's surrender value is not sufficient to pay the charges on a grace period testing date. If the guaranteed death benefit feature is not in effect, the entire policy will lapse if the policy's surrender value is not sufficient to pay the charges on a grace period testing date. In either case, we will notify you of how much you will need to pay to keep the Additional Sum Insured or the policy in force. You will have a 61 day "grace period" to make these payments. If you pay these amounts during the grace period, you may also continue the guaranteed death benefit feature by paying the GDB Premium described in your policy.

     If you don't pay at least the required amount by the end of the grace period, the Additional Sum Insured and any additional benefit riders (unless otherwise stated therein) or your policy, as the case may be, will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., "reinstate") it within 3 years from the beginning of the grace period. You will have to provide evidence that the insured person still meets our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. Reinstatement of a lapsed policy or Additional Sum Insured will take effect on the monthly deduction date on or next following the date we approve the reinstatement request.

     If the guaranteed death benefit is not in effect and the insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During a grace period, you cannot make a partial withdrawal or policy loan.

Guaranteed death benefit feature

     This feature guarantees that your Basic Sum Insured will not terminate (i.e., "lapse"), regardless of adverse investment performance, if on each "grace period testing date" the amount of cumulative premiums you have paid (less all withdrawals from the policy and all outstanding loans) equals or exceeds the sum of all Guaranteed Death Benefit Premium ("GDB Premium") due to date. If the Guaranteed Death Benefit test is not satisfied on any grace period testing date, the guaranteed death benefit feature will not be "in effect" on that date. We currently test on a quarterly basis, but reserve the right to test on each monthly deduction date. (The term " monthly deduction date" is defined on page 30 under " Procedures for issuance of a policy".)

     Your policy will show two types of GDB Premium (or such other types as permitted by your policy's state of issue):

     . Age 65/10 Year GDB Premium - is used on each testing date until the policy anniversary nearest the insured person's 65th birthday (or, if longer, until the 10th policy anniversary ). The GDB premium that is "due" during this period is equal to the Age 65/10 Year GDB Premium times the number of elapsed policy months on a testing date.

     . Age 100 GDB Premium - is used on each testing date that occurs on and after the policy anniversary nearest the insured person's 65th birthday (or on and after the 10th policy anniversary ) until the policy anniversary nearest the insured person's 100th birthday. The GDB premium that is "due" during this period is equal to the number of elapsed policy months on the testing date, measured from the Date of Issue, times the Age 100 GDB Premium.

     The Age 100 GDB Premium is higher than the Age 65/10 Year GDB Premium, but neither will ever be greater than the so-called "guideline premium" for the policy as defined in Section 7702 of the Internal Revenue Code. The GDB Premium varies from policy to policy based upon a number of factors, including the insured person's issue age, insurance risk characteristics and (generally) gender.

     The guaranteed death benefit feature applies only to the Basic Sum Insured in effect when we issue the policy. It does not apply to any amount of Additional Sum Insured and it will not be in effect if you increase the Basic Sum Insured (see "The Death Benefit" below). The amount of the Basic Sum Insured that is guaranteed will be reduced to the extent that we pay it to you under a living care or life-time care additional benefit rider while the insured is living (see "Optional benefit riders you can add" on page 27). If there are monthly charges that remain unpaid because of this guaranteed death benefit feature, we will deduct such charges when there is sufficient surrender value to pay them.

     If an insufficient amount of GDB premium has been paid on a grace period testing date, and your policy would lapse for failure to pay charges then due, we will provide you with a notification as described in the section, "Lapse and Reinstatement" above.

THE DEATH BENEFIT

     In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the "Total Sum Insured." Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. The maximum amount of Additional Sum Insured you can have when we issue the policy is generally limited to 400% of the Basic Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under "Basic Sum Insured vs. Additional Sum Insured" below.

     When the insured person dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit. You must choose which one you want in the application. The two death benefit options are:

     . Option A - The death benefit will equal the greater of (1) the Total Sum Insured , or (2) the minimum insurance amount (as described below).

     . Option B - The death benefit will equal the greater of (1) the Total Sum Insured plus your policy's account value on the date of death , or
          (2) the minimum insurance amount under the "guideline premium and cash value corridor test".

     For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

Limitations on payment of death benefit

     If the insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.

Basic Sum Insured vs. Additional Sum Insured

     As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

     For the same amount of premiums paid, the amount of the sales charge deducted from premiums and the amount of compensation paid to the selling insurance agent will generally be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed death benefit feature . Therefore, if the policy's surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured) , the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed death benefit feature.

     Generally, you will incur lower issue charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed death benefit feature the proportion of the Policy's Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance.

     Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see "Tax considerations" beginning on page 33).

The minimum insurance amount

     In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law -- the "guideline premium and cash value corridor test" and the "cash value accumulation test." When you elect the Option A death benefit, you must also elect which test you wish to have applied. If you elect the Option B death benefit, the guideline premium and cash value corridor test will automatically be applied. Under the guideline premium and cash value corridor test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the death benefit factor (called "corridor factor" in the policy) applicable on that date. In this case, the factors are derived by applying the guideline premium and cash value corridor test. The factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. A table showing the factor for each age will appear in the policy. Under the cash value accumulation test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the death benefit factor applicable on that date. In this case, the factors are derived by applying the cash value accumulation test. The factor decreases as attained age increases. A table showing the factor for each age will appear in the policy.

     As noted above, you have to elect which test will be applied if you elect the Option A death benefit. The cash value accumulation test may be preferable if you want an increasing death benefit in later policy years and/or want to fund the policy at the "7 pay" limit for the full 7 years (see "Tax Considerations" beginning on page 33). The guideline premium and cash value corridor test may be preferable if you want the account value under the policy to increase without increasing the death benefit as quickly as might otherwise be required.

When the insured person reaches 100

     On the policy anniversary nearest the insured person's 100th birthday, the death benefit will become equal to the account value on the date of death. Death benefit Options A and B (as described above) will cease to apply. Also, we will stop deducting any monthly charges (other than the asset-based risk charge) and will stop accepting any premium payments.

     On page 27 we describe an optional Age 100 Waiver of Charges Rider that provides for continuation of the Total Sum Insured after the insured person reaches 100.

Requesting an increase in coverage

     The Basic Sum Insured generally cannot be increased after policy issue. You may request an increase in the Additional Sum Insured. As to when such an increase would take effect, see "Effective date of certain policy transactions" on page 19. Generally, each such increase must be at least $50,000. However, you will have to provide us with evidence that the insured person still meets our requirements for issuing insurance coverage. Unless we consent otherwise, you may not increase the Additional Sum Insured if the increase would cause the entire Additional Sum Insured to equal or exceed 800% of the Basic Sum Insured.

Requesting a decrease in coverage

     After the first policy year, you may request a reduction in the Total Sum Insured, but only if:

     .    the remaining Basic Sum Insured will be at least $100,000, and

     . the remaining Additional Sum Insured will not exceed 800% of the Basic Sum Insured, and

     . the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

     As to when any reduction in Total Sum Insured would take effect, see "Effective date of certain policy transactions" on page 19. Any reduction in Total Sum Insured will be implemented by first reducing any Additional Sum Insured. If there is any reduction in Basic Sum Insured, a pro-rata portion of the applicable CDSC will be deducted from the account value (see "Contingent deferred sales charge ('CDSC')" on page 25).

Change of death benefit option

     If the "guideline premium and cash value corridor test" applies to your policy, you may change your coverage from death benefit Option A to Option B or vice-versa on any policy anniversary, but only if there is no change in the Federal tax law test used to determine the minimum insurance amount. If you change from Option A to Option B, we will require evidence that the insured person still meets our requirements for issuing coverage. This is because such a change increases our insurance risk exposure.

     If the "cash value accumulation test" applies to your policy, you can never change to either Option A under the "guideline premium and cash value corridor test" or to Option B.

     Please read "The minimum insurance amount" on page 18 for more information about the "guideline premium and cash value corridor test" and the "cash value accumulation test."

Effective date of certain policy transactions

     The following transactions take effect on the policy anniversary on or next following the date we approve your request:

     .    Additional Sum Insured increases.

     .    Change of death benefit Option from A to B.

     A change of death benefit Option from B to A is effective on the policy anniversary on or next following the date we receive the request.

     Total Sum Insured decreases take effect on the monthly deduction date on or next following the date we approve your request.

Tax consequences of coverage changes

     Please read "Tax considerations" starting on page 33 to learn about possible tax consequences of changing your insurance coverage under the policy.

Your beneficiary

     You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person's death. You may change the beneficiary during the insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

Ways in which we pay out policy proceeds

     You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

     .    Option 1 - Proceeds left with us to accumulate with interest

     . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

     .    Option 2B - Equal monthly payments for a specified period of time

     . Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

     .    Option 4 - Equal monthly payments for life with no refund

     . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

     You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3.50%. If no alternative payment option has been chosen, proceeds will be paid as a single sum.

Changing a payment option

     You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact of payment option chosen

     There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

THE ACCOUNT VALUE

     From each premium payment you make, we deduct the charges described under "Deductions from premium payments" on page 24. We invest the rest in the investment options you've elected. Special investment rules apply to premiums processed prior to the twentieth day after your policy becomes effective. (See "Commencement of investment performance" below).

     Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of a Series Fund and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "Description of Charges at the Policy Level" beginning on page 24.

     The amount you've invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. Amounts you invest in the fixed investment option will not be subject to the asset-based risk charge described on page 25. Otherwise, the policy level charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

Commencement of investment performance

     Any premium payment processed prior to the twentieth day after the policy's date of issue will automatically be allocated to the Money Market investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

     All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

Allocation of future premium payments

     At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

     You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you. Without our approval, the maximum amount you may transfer to or from any investment option in any policy year is $1,000,000.

     Under our current rules, you can make transfers out of any variable investment option anytime you wish. However, we reserve the right to impose limits on the number and frequency of transfers into and out of variable investment options and to impose a charge of up to $25 for any transfer beyond an annual limit (which will not be less than 12). Transfers under the dollar cost averaging program or the asset rebalancing program would not be counted toward any such limit.

     Transfers out of the fixed investment option are currently subject to the following restrictions:

     .    You can only make such a transfer once in each policy year.

     . Any transfer request received within 6 months of the last transfer out of the fixed investment option will not be processed until such 6 month period has expired.

     .    The most you can transfer at any one time is the greater of (i) $500
          (ii) 20% of the assets in your fixed investment option or (iii) the amount transferred out of your fixed investment option during the previous policy year.

     We reserve the right to impose limits on the minimum amount of each transfer out of the fixed investment option and the maximum amount of any transfer into the fixed investment option after the second policy year.

Dollar cost averaging

     This is a program of automatic monthly transfers out of the Money Market investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed.

     Scheduled transfers under this option may be made from the Money Market investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

     Once we receive the election in form satisfactory to us at our Life Servicing Office, transfers will begin on the second monthly deduction date following its receipt. Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the insured person.

     The dollar cost averaging and rebalancing options cannot be in effect at the same time. We reserve the right to modify, terminate or suspend the dollar cost averaging program at any time. If you have any questions with respect to dollar cost averaging, call 1-800-732-5543.

Asset rebalancing

     This is a program that automatically re-sets the percentage of your account value allocated to the variable investment options. Over time, the variations in the investment results for each variable investment option you've elected will shift the percentage allocations among them. The rebalancing program will periodically transfer your account value among the variable investment options to reestablish the preset percentages you have chosen. Rebalancing would usually result in transferring amounts from a variable investment option with relatively higher investment performance since the last rebalancing to one with relatively lower investment performance. However, rebalancing can also result in transferring amounts from a variable investment option with relatively lower current investment performance to one with relatively higher current investment performance.

     This option can be elected in the application or by sending the appropriate form to our Life Servicing Office. You must specify the frequency for rebalancing (quarterly, semi-annually or annually), the preset percentage for each variable investment option and a future beginning date. The first rebalancing will occur on the monthly deduction date that occurs on or next follows the beginning date you select.

     Once elected, rebalancing will continue until we receive notice of cancellation of the option or notice of the death of the insured person. If you cancel rebalancing, you will have to wait 30 days before you can start it again.

     The fixed investment option does not participate in and is not affected by rebalancing.The rebalancing and dollar cost averaging options cannot be in effect at the same time. We reserve the right to modify, terminate or suspend the rebalancing program at any time. If you have any questions with respect to asset rebalancing, call 1-800-732-5543.

SURRENDER AND PARTIAL WITHDRAWALS

Full surrender

     You may surrender your policy in full at any time. If you do, we will pay you the account value, less any policy loans and less any CDSC charge that then applies. This is called your "surrender value." You must return your policy when you request a full surrender. We process surrenders as of the day we receive the surrender request.

Partial withdrawals

     You may make a partial withdrawal of your surrender value at any time after the first policy year. Each partial withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Unless we agree otherwise, each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your surrender value to fall below 3 months' worth of monthly charges (see "Deductions from account value" on page
24). We also reserve the right to refuse any partial withdrawal that would cause the policy's Total Sum Insured to fall below $100,000 or the policy's Basic Sum Insured to fall below $100,000. Under the Option A death benefit, the reduction of your account value occasioned by a partial withdrawal could cause the minimum insurance amount to become less than your Total Sum Insured (see "The Death Benefit" on page 17). If that happens, we will automatically reduce your Total Sum Insured. The calculation of that reduction is explained in the policy, and will be implemented by first reducing any Additional Sum Insured in effect. If the reduction in Total Sum Insured would cause your policy to fail the Internal Revenue Code's definition of life insurance, we will not permit the partial withdrawal. If the withdrawal results in a reduction in Basic

Sum Insured, a pro-rata portion of the applicable CDSC will be deducted from the account value (see "Contingent deferred sales charge ('CDSC')" on page 25).

POLICY LOANS

     You may borrow from your policy at any time by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. The maximum amount you can borrow is determined as follows:

     .    We first determine the surrender value of your policy.

     . We then subtract an amount equal to 12 times the monthly charges then being deducted from account value.

     . We then multiply the resulting amount by.75% in policy years 1 through 10, .50% in policy years 11 through 20, and 0% thereafter (although we reserve the right to increase the percentage after policy year 20 to as much as .25%).

     . We then subtract the third item above from the result of the second item above.


     The minimum amount of each loan is $300. The interest charged on any loan is an effective annual rate of 4.75% in the first 10 policy years, 4.50% in policy years 11 through 20, and 4. 0% thereafter. However, we reserve the right to increase the percentage after policy year 20 to as much as 4.25%. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law. We process policy loans as of the day we receive the loan request.

Repayment of policy loans

You can repay all or part of a loan at any time. Unless we agree otherwise, each repayment will be allocated among the investment options as follows:

     . The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

     . The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.

Effects of policy loans

     The account value, the surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

     The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

     Whenever the outstanding loan equals or exceeds the surrender value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Also, taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Policy loans may result in adverse tax consequences under certain circumstances (see "Tax considerations" beginning on page 33).

DESCRIPTION OF CHARGES AT THE POLICY LEVEL

Deductions from premium payments

..    Premium tax charge - A charge to cover state premium taxes we currently expect to pay, on average. This charge is currently 2.35% of each premium.

..    DAC tax charge - A charge to cover the increased Federal income tax burden that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.

..    Premium sales charge - A charge to help defray our sales costs. The charge is 4% of a certain portion of the premium you pay. The portion of each year's premium that is subject to the charge is called the "Target Premium". It's determined at the time the policy is issued and will appear in the "Policy Specifications" section of the policy. We currently waive one half of this charge for policies with a Total Sum Insured (excluding any Premium Cost Recovery Benefit) of $250,000 or higher, but continuation of that waiver is not guaranteed. Also, we currently intend to stop making this charge on premiums received after the 10th policy year, but this is not guaranteed either. Because policies of this type were first offered for sale on May 1, 2000, no termination of this charge has yet occurred.

..    Optional enhanced cash value rider charge - A charge to cover the cost of this rider, if elected, equal to 4% of premium paid in the first policy year that does not exceed the Target Premium. We may vary the charge where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the rider. These include the type of variations discussed under "Reduced charges for eligible classes" on page 26. No variation in the charge will exceed the maximum stated above.

Deductions from account value

..    Issue charge - A monthly charge to help defray our administrative costs.
     This is a flat dollar charge of $20 and is deducted only during the first policy year.

..    Maintenance charge - A monthly charge to help defray our administrative costs. This is a flat dollar charge of up to $8 (currently $6).

..    Insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table and the ratio of Basic Sum Insured to Additional Sum Insured on the date we issue your policy. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time.
     However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of the insured person, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person's attained age increases. (The insured person's "attained age" on any date is his or her age on the birthday nearest that date.) We currently apply three "bands" of insurance rates, based on a policy's Total Sum Insured on the date of issue
     (excluding any scheduled increase in Additional Sum Insured on the date of issue), but continuation of that practice is not guaranteed. The lowest band of rates is for policies of $1 million or more, next lower for policies between $250,000 to $999,999, and the highest band is for policies between $100,000 to $249,999. The insurance charge for death benefit Option B will tend to be higher than the insurance charge for death benefit Option A (see "The Death Benefit" on page 17).

..    Extra mortality charge - A monthly charge specified in your policy for additional mortality risk if the insured person is subject to certain types of special insurance risk.

..    Asset-based risk charge - A monthly charge for mortality and expense risks we assume. The charge is a percentage of that portion of your account value allocated to variable investment options. The current percentages are . 050% for policy years 1 - 10, . 035% for policy year 11, decreasing by .001% each year thereafter through policy year 28, and . 017% for policy year 29 and each policy year thereafter. These percentages equate to effective annual rates of .60% for policy years 1 - 10, .40% for policy year 11, grading down to .20% for policy years 29 and thereafter. The reductions after policy year 10 have not occurred yet under any policy, since no policy has been outstanding for 10 years. We guarantee that this charge will never exceed .0 75% of that portion of your account value allocated to variable investment options . This percentage equates to an effective annual rate of . 90 % . This charge does not apply to the fixed investment option.

..    Optional benefits charge - Monthly charges for optional insurance benefits
     (other than the optional enhanced cash value rider) added to the policy by means of a rider. The riders we currently offer are described under "Optional benefit riders you can add" on page 27.

..    ASI reduction charge - A charge we deduct if you decrease the Additional
     Sum Insured during the first 20 policy years. A table in your policy will state the maximum rate for the charge per $1,000 of Additional Sum Insured surrendered, based on the insured person's issue age, insurance risk characteristics and (usually) gender. The rates are shown in the policy and generally range from less than $1 per $1,000 for issue age 40 or less, and increase for issue ages thereafter, to over $10 per $1,000 for issue ages after 70. We do not deduct this charge if the Additional Sum Insured is reduced because of a withdrawal of surrender value or surrender of the policy.

..    Contingent deferred sales charge ("CDSC") - A charge we deduct if the policy lapses or is surrendered within the first 10 policy years. We deduct this charge to compensate us for sales expenses that we would otherwise not recover in the event of early lapse or surrender. The charge is a percentage of the premiums we received in the first policy year that do not exceed the first year Target Premium, as shown in the following table:

             Policy Year(s)          Percentage of First YearTarget Premium

                  1-5                                 100%
                   6                                   80%
                   7                                   70%
                   8                                   60%
                   9                                   40%
                  10                                   20%
             11 and later                               0%

     The above table applies only if the insured person is less than attained age 45 at issue. For older issue ages, the maximum is reached earlier and the percentage may decrease to zero in fewer than 10 policy years. Regardless of issue age, there is a further limitation on the CDSC that can be charged if surrender or lapse occurs in the second policy year. A pro-rata portion of the CDSC may also be charged in the case of withdrawals that reduce Basic Sum Insured (see "Partial withdrawals" on page 22) and requested reductions in Basic Sum Insured (see "Requesting a decrease in coverage" on page 19). The pro-rata charge is calculated by dividing the reduction in Basic Sum Insured by the Basic Sum Insured immediately prior to the reduction and then multiplying the applicable CDSC by that ratio.

..    Partial withdrawal charge - A charge for each partial withdrawal of account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $20 or 2% of the withdrawal amount.

Additional information about how certain policy charges work

Sales expenses and related charges

     The sales charges (i.e., the premium sales charge and the CDSC) help to compensate us for the cost of selling our policies. (See "Description of Charges at the Policy Level" above.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the issue charge and the maintenance charge may also be recovered from such other sources.

Effect of premium payment pattern

     You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in any policy year, or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $1,000 and you paid a premium of $1,000 for ten years, you would pay total premium sales charges of $400 and be subject to a maximum CDSC of $1,000. If you paid $2,000 every other policy year for ten policy years, you would pay total premium sales charges of only $200 and be subject to a maximum CDSC of $1,000. However, delaying the payment of Target Premiums to later policy years could increase the risk that the guaranteed death benefit feature will lapse and the account value will be insufficient to pay policy charges as they come due. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment, with adverse tax consequences to you upon receipt of policy distributions. (See "Tax considerations" beginning on page 33.)

Method of deduction

     Unless we agree otherwise, we will deduct the monthly charges described in the Fee Tables section and any CDSC from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

     The insurance under the policy continues in full force during any grace period but, if the insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

     The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

Other charges we could impose in the future

     Except for the DAC tax charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

     We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

     Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

DESCRIPTION OF CHARGES AT THE FUND LEVEL

     The funds must pay investment management fees and other operating expenses. These fees and expenses (shown in the tables on pages 9 and 10) are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. We may also receive payments from a fund or its affiliates at an annual rate of up to approximately 0.35% of the average net assets that holders of our variable life insurance policies and variable annuity contracts have invested in that fund. Any such payments do not, however, result in any charge to you in addition to what is shown in the tables.

     The figures for the funds shown in the tables on pages 9 and 10 are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 2002, except as indicated in the footnotes appearing at the end of those tables. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

OTHER POLICY BENEFITS, RIGHTS AND LIMITATIONS

Optional benefit riders you can add

     When you apply for a policy, you can request any of the optional benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. Charges for most riders will be deducted from the policy's account value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy. Charges for the Long-Term Care Acceleration Rider, as described below, may be considered a "distribution" for federal income tax purposes (see "Tax considerations," beginning on page 33). We may add to, delete from, or modify the following list of additional benefit riders:

..    Disability Waiver of Charges Rider - Provides for the waiver of monthly deductions if the insured person becomes totally and permanently disabled, as defined in the rider, prior to age 60. If the insured person becomes totally and permanently disabled after age 60, monthly deductions are only waived until age 65. Benefits under this rider do not reduce the Guaranteed Death Benefit Premium payment requirements described on page 17 that are necessary for the guaranteed death benefit feature to remain in effect.

..    Living Care Benefit Rider - Provides for an advance payment to you of a portion of the death benefit if the insured person becomes terminally ill, as defined in the rider, with death expected within 24 months. Advances under the rider are discounted for interest at the rates specified in the rider, and we may use a portion of any advance to repay loans under your policy. The maximum advance is $1,000,000.

..    Age 100 Waiver of Charges Rider - Provides for the continuation of the
     Total Sum Insured in force when the insured person attains age 100, without charge, if the policy's account value at the time is greater than the sum of 1 plus the amount of any surrender charges then existing. The monthly charge for this rider currently begins in the 6th policy year.

..    Children's Insurance Benefit Rider - Provides term insurance up through age
     21 on each covered child of the insured person. A child must be more than 14 days old and less than 15 years old to begin coverage.

..    Accidental Death Benefit Rider - Provides for an additional insurance benefit if the insured person's death is due to accidental causes between the policy anniversaries nearest the insured person's 5th and 70th birthdays.

..    Optional Enhanced Cash Value Rider - While this rider is in effect, we will pay an Enhanced Cash Value Benefit in addition to the policy surrender value if:

     . you surrender the policy before the "contingent deferred sales charge" is equal to zero; and

     . the surrender is not the result of an exchange under Section 1035 of the Internal Revenue Code,

     The Enhanced Cash Value Benefit is equal to the "contingent deferred sales charge" in effect on the date of your surrender, up to a maximum amount equal to your account value on the date of surrender less any indebtedness. We describe the "contingent deferred sales charge," and the period it is in effect, on page 25.

     The Enhanced Cash Value Benefit does not increase (a) the death benefit payable under the policy, (b) the maximum amount you may borrow from the policy or (c) the maximum amount you may withdraw from the policy through partial withdrawals.

..    Long-Term Care Acceleration Rider - intended only for policies where the death benefit is determined under Option A and the "cash value accumulation test" described on page 18 is elected. This rider provides for periodic advance payments to you of a portion of the death benefit if the insured person becomes "chronically ill" so that such person: (1) is unable to perform at least 2 activities of daily living without substantial human assistance or has a severe cognitive impairment; and (2) is receiving certain qualified services described in the rider.

     Benefits under the Long-Term Care Acceleration Rider will not begin until we receive proof that the insured person qualifies and has received 100 days of "qualified long-term care service" as defined in the rider, while the policy was in force. You must continue to submit evidence during the insured person's lifetime of the insured person's eligibility for rider benefits.

     We determine a maximum amount of death benefit that we will advance for each month of qualification. This amount, called the "Maximum Monthly Benefit" is based on the percentage of the policy's death benefit that you select when you apply for the policy, and the death benefit amount in effect when the insured person qualifies for benefits. The actual amount of any advance is based on the expense incurred by the insured person, up to the Maximum Monthly Benefit, for each day of qualified long-term care service in a calendar month. The first 100 days of qualified long-term care service, however, are excluded in any determination of an advance. We will recalculate the Maximum Monthly Benefit if you make a partial withdrawal of account value, and for other events described in the rider. Each advance reduces the remaining death benefit under your policy, and causes a proportionate reduction in your policy's account value. If you have a policy loan, we will use a portion of each death benefit advance to repay indebtedness.

     We restrict your account value's exposure to market risk when benefits are paid under the Long-Term Care Acceleration rider. We do this in several ways. First, before we begin paying any Monthly Benefit or waiving monthly deductions, we will transfer all account value from the variable investment options to the fixed investment option. (The amount to be transferred will be determined on the business day immediately following the date we approve a request for benefits under the rider.) In addition, you will not be permitted to transfer account value or allocate any additional premium payment to a variable investment option while rider benefits are paid. Your participation in any of the automatic investment plans will also be suspended during this period.

     If the insured person no longer qualifies for rider benefits and your policy remains in force, you will be permitted to invest new premium payments or existing account value in the variable investment options. (The restriction on transfers from the fixed account described on page 21 will continue to apply.) Benefits under this rider do not reduce the Guaranteed Death Benefit Premium payment requirements described on page 17 that may be necessary for the guaranteed death benefit feature to remain in effect after a termination of rider benefits.

     If you purchase this rider:

     . you and your immediate family will also have access to a national program designed to help the elderly maintain their independent living by providing advice about an array of elder care services available to seniors, and

     . you will have access to a list of long-term care providers in your area who provide special discounts to persons who belong to the national program.

Variations in policy terms

     Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

     We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes" on page 26. No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

     Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.

Procedures for issuance of a policy

     Generally, the policy is available with a minimum Basic Sum Insured at issue of $100,000. At the time of issue, the insured person must have an attained age of no more than 80. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

     Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy.

Minimum Initial Premium

     The Minimum Initial Premium must be received by us at our Life Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of the insured person, the Basic Sum Insured and the Additional Sum Insured at issue, and the policy options you have selected.

Commencement of insurance coverage

     After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person's rate class should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under "Temporary insurance coverage prior to policy delivery" on page 30).

     The policy will take effect only if all of the following conditions are satisfied:

     .    The policy is delivered to and received by the applicant.

     .    The Minimum Initial Premium is received by us.

     . The insured person is living and still meets our health criteria for issuing insurance.

     If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

     In order to preserve a younger age at issue for the insured person, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

     The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (if it is used to preserve an insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

     If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

     Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

Changes that we can make as to your policy

     We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

     In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

     . Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

     .    Combining or removing investment options

     .    Changes in the form of organization of any separate account

     Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

The owner of the policy

     Who owns the policy? That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

     While the insured person is alive, you will have a number of options under the policy. Here are some major ones:

     . Determine when and how much you invest in the various investment options

     .    Borrow or withdraw amounts you have in the investment options

     .    Change the beneficiary who will receive the death benefit

     .    Change the amount of insurance

     . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

     . Choose the form in which we will pay out the death benefit or other proceeds

     It is possible to name so-called "joint owners" of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Policy cancellation right

     You have the right to cancel your policy within 10 days after you receive it (the period may be longer in some states). This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to:

     . JHVLICO at one of the addresses shown on the back cover of this prospectus, or

     .    the JHVLICO representative who delivered the policy to you.

     In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO or the Series Funds prior to that date. The date of cancellation will be the date of such mailing or delivery.

Reports that you will receive

     At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

     Semiannually we will send you a report containing the financial statements of each Series Fund, including a list of securities held in each fund.

Assigning your policy

     You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

When we pay policy proceeds

General

     We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive documentation of the insured person's death, we will pay the proceeds as a single sum.

Delay to challenge coverage

     We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

     We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

     We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

Delay of general account surrender proceeds

     State laws allow us to defer payment of any portion of the surrender value derived from the fixed investment option for up to 6 months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.

How you communicate with us

General Rules

     You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Life Servicing Office at the appropriate address shown on the back cover.

     Under our current rules, certain requests must be made in writing and be signed and dated by you. They include the following:

     .    surrenders or partial withdrawals

     .    change of death benefit option

     .    increase or decrease in Total Sum Insured

     .    change of beneficiary

     .    election of payment option for policy proceeds

     .    tax withholding elections

     .    election of telephone transaction privilege.

     The following requests may be made either in writing (signed and dated by you) or by telephone or fax if a special form is completed (see "Telephone and Facsimile Transactions" below):

     .    loans

     .    transfers of account value among investment options

     .    change of allocation among investment options for new premium payments

     You should mail or express all written requests to our Life Servicing Office at the appropriate address shown on the back cover. You should also send notice of the insured person's death and related documentation to our Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

     We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Life Servicing Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone and Facsimile Transactions

     If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-732-5543 or by faxing us at 1-617-886-3048. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

     If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

     The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we reserve the right to change our telephone and facsimile transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether with respect to all policies like yours or with respect to any class of such policies.

TAX CONSIDERATIONS

     This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

General

     Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

     However, some of the tax rules change if your policy is found to be a "modified endowment contract." This can happen if you've paid more than a certain amount of premiums that is prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind.

Policy proceeds

     We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines a life insurance contract for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

     If the policy complies with Section 7702, we believe the death benefit proceeds under the policy will be excludable from the beneficiary's gross income under Section 101 of the Code. In addition, if you have elected the Long-Term Care Acceleration Rider, the rider's benefits generally will be excludable from gross income under the Code. The tax-free nature of these accelerated benefits is contingent on the rider meeting specific requirements under Section 101 and/or Section 7702B of the Code. We have designed the rider to meet these standards.

Other policy distributions

     Increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

     Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership. If you have elected the Long-Term Care Acceleration Rider, you may be deemed to have received a distribution for tax purposes each time a deduction is made from your policy's account value to pay the rider charge.

     We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

     It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy for the period of the disqualification and for subsequent periods.

     Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

     Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

Diversification rules and ownership of the Account

     Your policy will not qualify for the tax benefit of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have "investment control" over the underlying assets.

     The Treasury Department explained in its temporary regulations regarding diversification that such regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account". As the variable policy owner, you will be treated as the owner of Account assets if you have the ability to exercise investment control over them. If you are found to have such ability, you will be taxed on any income or gains the assets generate. Although the Treasury Department announced several years ago that it would provide further guidance on this issue, it had not yet done so as of the date of this prospectus.

     The ownership rights under your policy are similar to, but different in certain respects from, those described in Internal Revenue Service rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy's proportionate share of the assets of the Account.

     We do not know what will be in future Treasury Department regulations or other guidance. We cannot guarantee that the funds will be able to operate as currently described in the Series Funds' prospectuses, or that a Series Fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe it will prevent you from being considered the owner of your policy's proportionate share of the assets of the Account, but we are under no obligation to do so

7-pay premium limit

     At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

     The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment", which can have adverse tax consequences.

     The owner will be taxed on distributions and loans from a "modified endowment" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 59 1/2.

     Furthermore, any time there is a "material change" in a policy (generally the result of such things as an increase in the Additional Sum Insured, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment.

     Moreover, if benefits under a policy are reduced (such as a reduction in the Total Sum Insured or death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will generally be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

     All modified endowments issued by the same insurer (or its affiliates) to the owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment rules. A policy received in exchange for a modified endowment will itself also be a modified endowment. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 plans

     The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

LEGAL MATTERS

     The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for JHVLICO. The law firm of Foley & Lardner, Washington, D.C., has advised us on certain Federal securities law matters in connection with the policies.

FINANCIAL STATEMENTS REFERENCE

     The financial statements of JHVLICO and the Account can be found in the Statement of Additional Information. The financial statements of JHVLICO should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

REGISTRATION STATEMENT FILED WITH THE SEC

     This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

ACCOUNTING AND ACTUARIAL EXPERTS

     Ernst & Young LLP, independent auditors, have audited the consolidated financial statements of JHVLICO at December 31, 2002 and 2001, and for each of the three years in the period ended December 31, 2002, and the financial statements of the Account at December 31, 2002 and for each of the periods indicated therein, as set forth in their reports. We've included these financial statements in the Statement of Additional Information and elsewhere in the registration statement in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

     Actuarial matters included in this prospectus have been examined by Paul J. Strong, F.S.A., MAAA, Vice President and Illustration Actuary of JHVLICO and Vice President of John Hancock.

                  ALPHABETICAL INDEX OF KEY WORDS AND PHRASES


     This index should help you locate more information about many of the important concepts in this prospectus.

KEY WORD OR PHRASE                                                  PAGE
Account ..........................................................    13
account value ....................................................     3
Additional Sum Insured ...........................................    17
asset-based risk charge ..........................................    25
asset rebalancing ................................................    22
attained age .....................................................    24
Basic Sum Insured ................................................    17
beneficiary ......................................................    20
business day .....................................................    14
changing Option A or B ...........................................    19
changing the Total Sum Insured ...................................    19
charges ..........................................................    24
Code .............................................................    33
contingent deferred sales charge .................................    25
cost of insurance rates ..........................................    24
date of issue ....................................................    29
death benefit ....................................................    17
deductions .......................................................    24
dollar cost averaging ............................................    21
expenses of the Series Funds .....................................    27
fixed investment option ..........................................    15
full surrender ...................................................    22
fund .............................................................    13
grace period .....................................................    16
guaranteed death benefit feature .................................    17
Guaranteed Death Benefit Premium .................................    17
insurance charge .................................................    24
insured person ...................................................     3
investment options ...............................................     1
JHVLICO ..........................................................    13
lapse ............................................................    16
loan .............................................................    23
loan interest ....................................................    23
Maximum Monthly Benefit ..........................................    28
maximum premiums .................................................    15
Minimum Initial Premium ..........................................    29
minimum insurance amount .........................................    18
 minimum premiums ................................................    15
 modified endowment ..............................................    35
 monthly deduction date ..........................................    30
 Option A; Option B ..............................................     3
 optional benefits charge ........................................    25
 owner ...........................................................    30
 partial withdrawal ..............................................    22
 partial withdrawal charge .......................................    25
 payment options .................................................    20
 Planned Premium .................................................    15
 policy anniversary ..............................................    29
 policy year .....................................................    29
 premium; premium payment ........................................     3
 premium sales charge ............................................    24
 prospectus ......................................................     2
 receive; receipt ................................................    32
 reinstate; reinstatement ........................................    16
 SEC .............................................................    14
 Separate Account U ..............................................    13
 Series Funds ....................................................    13
 Servicing Office ........................................... Back Cover
 special loan account ............................................    23
 subaccount ......................................................    13
 surrender .......................................................     3
 surrender value .................................................     3
 Target Premium ..................................................    24
 tax considerations ..............................................    33
 telephone transactions ..........................................    33
 Total Sum Insured ...............................................    17
 transfers of account value ......................................    21
 variable investment options .....................................    13
 we; us ..........................................................    13
 withdrawal ......................................................    22
 withdrawal charges ..............................................    25
 you; your .......................................................    30

     In addition to this prospectus, JHVLICO has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information (the "SAI") which contains additional information about JHVLICO and the Account. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your JHVLICO representative. The SAI may be obtained by contacting the JHVLICO Servicing Office. You should also contact the JHVLICO Servicing Office to request any other information about your policy or to make any inquiries about its operation.






                            JHVLICO SERVICING OFFICE
                            ------------------------

             EXPRESS DELIVERY                         MAIL DELIVERY
             ----------------                         -------------
           529 Main Street (X-4)                       P.O. Box 111
           Charlestown, MA 02129                     Boston, MA 02117

                 PHONE:                                    FAX:
                 ------                                    ----
             1-800-732-5543                           1-617-886-3048










     Information about the Account (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about the Account are available on the SEC's Internet website at HTTP://WWW.SEC.GOV. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549-0102.









Investment Company Act File No. 811-3068

                      Statement of Additional Information
                               dated May 1, 2003
                                for interests in

              John Hancock Variable Life Account U ("Registrant")
                       Interests are made available under

                     MEDALLION VARIABLE UNIVERSAL LIFE PLUS
          a flexible premium variable universal life insurance policy issued by

            JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")

                           ("JHVLICO" or "Depositor")

This is a Statement of Additional Information ("SAI"). It is not the prospectus. The prospectus may be obtained from a JHVLICO representative or by contacting the JHVLICO Servicing Office at the telephone number or address shown on the back cover of this SAI.



                               TABLE OF CONTENTS





Contents of this SAI                                         Beginning on page
Description of the Depositor. . . . . . . . . . . . . . .            2
Description of the Registrant . . . . . . . . . . . . . .            2
Services Provided by John Hancock and Affiliates. . . . .            2
Other Service Providers . . . . . . . . . . . . . . . . .            2
Principal Underwriter and Distributor . . . . . . . . . .            3
Financial Statements of Registrant and Depositor. . . . .

Description of the Depositor

  Under the federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the "Depositor." In this case, the Depositor is JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law, with its home office at 197 Clarendon Street, Boston, Massachusetts, 02117. JHVLICO is authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. JHVLICO began selling variable life insurance policies in 1980.

  JHVLICO is regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines its affairs. JHVLICO is also subject to the applicable insurance laws and regulations of all jurisdictions in which it is authorized to do business. JHVLICIO is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which JHVLICO is subject, however, does not provide a guarantee as to such matters.

  JHVLICO is a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 2002, John Hancock's assets were approximately $88 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable JHVLICO to meet its reserve requirements and expenses in connection with its business. John Hancock is committed to make additional capital contributions if necessary to ensure that JHVLICO maintains a positive net worth.

Description of the Registrant

  Under the federal securities laws, the registered separate account underlying the variable life insurance policy is known as the "Registrant." In this case, the Registrant is John Hancock Variable Life Account U (the "Account"), a separate account established by JHVLICO under Massachusetts law. The variable investment options shown on page 1 of the prospectus are in fact subaccounts of the Account. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or of JHVLICO.

  The Account's assets are JHVLICO's property. Each policy provides that amounts JHVLICO holds in the Account pursuant to the policies cannot be reached by any other persons who may have claims against JHVLICO.

  New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

Services Provided by John Hancock and Affliates

  The administration of all policies issued by JHVLICO and of all registered separate accounts organized by JHVLICO is provided by John Hancock, either directly or through wholly-owned subsidiaries such as John Hancock Signature Services, Inc. Neither JHVLICO nor the separate accounts are assessed any charges for such services.

Other Service Providers

  Until March 1, 2002, John Hancock provided all custodianship and depository services for the Registrant. As of March 1, 2002, those services were outsourced to State Street Bank. State Street Bank's address is 225 Franklin Street, Boston, Massachusetts, 02110.

  Ernst & Young LLP, independent auditors, have audited the financial statements of the Registrant at December 31, 2002 and for each of the periods indicated therein, as set forth in their report. These financial statements are included in this Statement of Additional Information in reliance on Ernst & Young LLP's report, given on their authority as experts in accounting and auditing. Ernst & Young LLP's address is 200 Clarendon Street, Boston, Massachusetts 02116.

Principal Underwriter and Distributor

  Signator Investors, Inc.("Signator"), a subsidiary of John Hancock, acts as principal distributor of the policies sold through the prospectus to which this SAI relates. Signator is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. Signator's address is 200 Clarendon Street, John Hancock Place, Boston, Massachusetts 02117.

  You can purchase a policy through representatives of broker-dealers and certain financial institutions who have entered into selling agreements with Signator and JHVLICO. JHVLICO pay compensation to these broker-dealers for promoting, marketing and selling JHVLICO products through their representatives who are authorized by applicable law to sell variable life insurance polices. In turn, the broker-dealers pay a portion of the compensation to these representatives, under their own arrangements. The most common schedule of gross commissions (inclusive of overrides and expense allowance payments paid to such broker-dealers and financial institutions) for minimum face amounts of less than $250,000 is as follows:

   . 97.50% of the Target Premium paid in the first policy year plus 5.85% of any excess premium payments,

   . 6% of the Target Premium paid in each of policy years 2 through 4 plus 3% of any excess premium payments, and

   . 3% of all premiums paid in policy years 5 through 10.

  In situations where the broker-dealer provides some or all of the additional marketing services required, JHVLICO pays an additional gross first year commission of up to 20% of premiums paid up to the Target Premium. In such instances, JHVLICO may also pay an additional gross renewal commission. The additional gross renewal commission would not be expected to exceed 0.10% of account value less policy loans in policy years 2 and thereafter. For limited periods of time, JHVLICO may pay additional compensation to broker-dealers or financial institutions as part of special sales promotions.

  Signator also pays its branch office principals, who are also independent general agents of ours, for sales of the policies to Signator customers. In turn, the branch office principals pay a portion of their compensation to their assigned marketing representatives, under their own arrangements. The most common schedule of gross commission (inclusive of overrides and expense allowance payments paid to such branch office principals) is as follows:

   . 89% of the Target Premium paid in the first policy year, 11% of the Target Premium paid in each of policy years 2 through 4, and 3% of the Target Premium paid in each policy year thereafter,

   . 5.89% of any premium paid in the first policy year in excess of the Target Premium, and

   . 3% to 3.25% of any premium paid in any other policy year in excess of the Target Premium.

  Representatives who meet certain productivity and persistency standards may be eligible for additional compensation. From time to time, Signator, at its expense, may provide significant additional amounts to financial services firms which sell or arrange for the sale of the policies. Such amounts may include, for example, financial assistance to financial services firms in connection with their conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, and/or other events or activities sponsored by the financial services firms.

  JHVLICO offers these contracts on a continuous basis, but Signator is not obligated to sell any particular amount of policies. Signator also serves as principal underwriter for John Hancock Variable Annuity Accounts U, I and V, and John Hancock Variable Life Accounts S, V and UV, all of which are registered under the 1940 Act. Signator is also the principal underwriter for the John Hancock Variable Series Trust I.

  JHVLICO reimburses Signator for certain direct and indirect expenses actually incurred in connection with the marketing of these contracts. John Hancock (on behalf of JHVLICO) performs insurance underwriting and determines whether to accept or reject the application for a policy and each insured person's risk classification. Officers and employees of John Hancock and JHVLICO are covered by a blanket bond by a commercial carrier in the amount of $25 million.

  The aggregate dollar amount paid to Signator by JHVLICO for each of the last three years is as follows:

2002. . . . . . . . . .       $100,282,138
2001. . . . . . . . . .       $114,921,206
2000. . . . . . . . . .       $121,926,879

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors
John Hancock Variable Life Insurance Company

We have audited the accompanying consolidated balance sheets of John Hancock Variable Life Insurance Company as of December 31, 2002 and 2001, and the related consolidated statements of income, changes in shareholder's equity and comprehensive income, and cash flows for each of the three years in the period ended December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Variable Life Insurance Company at December 31, 2002 and 2001, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States.

As discussed in Note 1 to the consolidated financial statements, in 2001 the Company changed its method of accounting for derivatives.




                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
March 14, 2003

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS



                                                             December 31
                                                           2002        2001
                                                         ---------  -----------
                                                            (in millions)
Assets
Investments - Notes 3 and 4
Fixed maturities:
 Held-to-maturity - at amortized cost (fair value: 2002
  - $83.3; 2001 - $82.1) . . . . . . . . . . . . . . .   $    83.8   $    83.7
 Available-for-sale - at fair value (cost: 2002 -
  $2,949.3; 2001 - $2,391.9) . . . . . . . . . . . . .     3,011.3     2,412.5
Equity securities:
 Available-for-sale - at fair value (cost: 2002 -
  $11.1; 2001 - $12.1) . . . . . . . . . . . . . . . .        11.9        13.1
Mortgage loans on real estate. . . . . . . . . . . . .       668.4       580.9
Real estate. . . . . . . . . . . . . . . . . . . . . .        20.4        20.6
Policy loans . . . . . . . . . . . . . . . . . . . . .       359.4       352.0
Short-term investments . . . . . . . . . . . . . . . .         0.1          --
Other invested assets. . . . . . . . . . . . . . . . .        88.8        39.6
                                                         ---------   ---------
 Total Investments . . . . . . . . . . . . . . . . . .     4,244.1     3,502.4
Cash and cash equivalents. . . . . . . . . . . . . . .       202.9       115.4
Accrued investment income. . . . . . . . . . . . . . .        70.1        60.8
Premiums and accounts receivable . . . . . . . . . . .         3.8        12.5
Deferred policy acquisition costs. . . . . . . . . . .     1,164.8     1,060.8
Reinsurance recoverable - Note 6 . . . . . . . . . . .       149.2       110.4
Other assets . . . . . . . . . . . . . . . . . . . . .       122.9       121.8
Separate account assets. . . . . . . . . . . . . . . .     5,883.7     6,729.1
                                                         ---------   ---------
 Total Assets. . . . . . . . . . . . . . . . . . . . .   $11,841.5   $11,713.2
                                                         =========   =========



The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                             December 31,
                                                           2002        2001
                                                         ---------  -----------
                                                            (in millions)
Liabilities and Shareholder's Equity
Liabilities
Future policy benefits . . . . . . . . . . . . . . . .   $ 4,068.7   $ 3,335.4
Policyholders' funds . . . . . . . . . . . . . . . . .         3.3         3.0
Unearned revenue . . . . . . . . . . . . . . . . . . .       243.5       221.0
Unpaid claims and claim expense reserves . . . . . . .        24.7        25.0
Dividends payable to policyholders . . . . . . . . . .         0.4         0.3
Income taxes - Note 5. . . . . . . . . . . . . . . . .       229.8       191.1
Other liabilities. . . . . . . . . . . . . . . . . . .       298.5       242.7
Separate account liabilities . . . . . . . . . . . . .     5,883.7     6,729.1
                                                         ---------   ---------
 Total Liabilities . . . . . . . . . . . . . . . . . .    10,752.6    10,747.6
Shareholder's Equity - Note 8
Common stock, $50 par value; 50,000 shares authorized
 and outstanding . . . . . . . . . . . . . . . . . . .         2.5         2.5
Additional paid in capital . . . . . . . . . . . . . .       572.4       572.4
Retained earnings. . . . . . . . . . . . . . . . . . .       492.6       377.8
Accumulated other comprehensive income . . . . . . . .        21.4        12.9
                                                         ---------   ---------
 Total Shareholder's Equity. . . . . . . . . . . . . .     1,088.9       965.6
                                                         ---------   ---------
 Total Liabilities and Shareholder's Equity. . . . . .   $11,841.5   $11,713.2
                                                         =========   =========



The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF INCOME



                                                   Years Ended December 31,
                                                    2002      2001      2000
                                                   --------  -------  ---------
                                                         (in millions)
Revenues
Premiums . . . . . . . . . . . . . . . . . . . .   $ 58.5    $ 60.1    $ 28.6
Universal life and investment-type product
 charges . . . . . . . . . . . . . . . . . . . .    356.0     365.4     337.1
Net investment income - Note 3 . . . . . . . . .    270.1     227.0     213.4
Net realized investment and other gains (losses),
 net of related amortization of deferred policy
 acquisition costs of $(7.5), $(1.5) and $(3.8),
 respectively - Notes 1, 3, and 9. . . . . . . .    (20.8)     (9.0)    (10.6)
Other revenues . . . . . . . . . . . . . . . . .      1.3      24.0       0.2
                                                   ------    ------    ------
Total revenues . . . . . . . . . . . . . . . . .    665.1     667.5     568.7

Benefits and expenses
Benefits to policyholders. . . . . . . . . . . .    344.1     294.1     248.6
Other operating costs and expenses . . . . . . .     69.0      76.2     116.8
Amortization of deferred policy acquisition
 costs, excluding amounts related to net realized
 investment and other gains (losses) of $(7.5),
 $(1.5) and $(3.8), respectively - Notes 1, 3 and
 9 . . . . . . . . . . . . . . . . . . . . . . .     60.0      67.1      34.0
Dividends to policyholders . . . . . . . . . . .     18.8      21.4      26.1
                                                   ------    ------    ------

Total benefits and expenses. . . . . . . . . . .    491.9     458.8     425.5
                                                   ------    ------    ------

Income before income taxes and cumulative effect
 of accounting change. . . . . . . . . . . . . .    173.2     208.7     143.2

Income taxes - Note 5. . . . . . . . . . . . . .     58.4      62.2      43.8
                                                   ------    ------    ------

Income before cumulative effect of accounting
 change. . . . . . . . . . . . . . . . . . . . .    114.8     146.5      99.4

Cumulative effect of accounting change, net of
 tax . . . . . . . . . . . . . . . . . . . . . .       --      (1.6)       --
                                                   ------    ------    ------

Net income . . . . . . . . . . . . . . . . . . .   $114.8    $144.9    $ 99.4
                                                   ======    ======    ======



The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

           CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY
                            AND COMPREHENSIVE INCOME


                                                       Accumulated
                                Additional                Other          Total
                        Common   Paid In    Retained  Comprehensive  Shareholder's   Outstanding
                        Stock    Capital    Earnings     Income         Equity         Shares
                        ------  ----------  --------  -------------  -------------  -------------
                                        (in millions, except for share amounts)

Balance at January 1,
 2000 . . . . . . . .    $2.5     $572.4     $133.5      $(13.4)       $  695.0         50.0

Comprehensive income:
Net income. . . . . .                          99.4                        99.4
Other comprehensive
 income,
 net of tax:
 Net unrealized gains                                      11.2            11.2
                                                                       --------
Comprehensive income                                                      110.6
                         ----     ------     ------      ------        --------         ----
Balance at December
 31, 2000 . . . . . .    $2.5     $572.4     $232.9      $ (2.2)       $  805.6         50.0
                         ====     ======     ======      ======        ========         ====

Comprehensive income:
Net income. . . . . .                         144.9                       144.9
Other comprehensive
 income,
 net of tax:
 Net unrealized gains                                       7.9             7.9
                                                                       --------
Comprehensive income.                                                     152.8
Change in accounting
 principle. . . . . .                                       7.2             7.2
                         ----     ------     ------      ------        --------         ----
Balance at December
 31, 2001 . . . . . .    $2.5     $572.4     $377.8      $ 12.9        $  965.6         50.0
                         ====     ======     ======      ======        ========         ====

Comprehensive income:
 Net income . . . . .                         114.8                       114.8
Other comprehensive
 income, net of tax:
 Net unrealized gains                                      10.0            10.0
 Cash Flow Hedges . .                                      (1.5)           (1.5)
                                                                       --------
Comprehensive income.                                                     123.3
                         ----     ------     ------      ------        --------         ----
Balance at December
 31, 2002 . . . . . .    $2.5     $572.4     $492.6      $ 21.4        $1,088.9         50.0
                         ====     ======     ======      ======        ========         ====


The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS



                                                Years Ended December 31,
                                               2002        2001        2000
                                             ----------  ----------  ----------
                                                      (in millions)
Cash flows from operating activities:
 Net income                                  $   114.8   $   144.9    $  99.4
   Adjustments to reconcile net income to
    net cash (used in) provided by
    operating activities:
    Amortization of discount - fixed
     maturities. . . . . . . . . . . . . .        (0.3)       (0.4)      (1.9)
    Net realized investment and other
     losses. . . . . . . . . . . . . . . .        20.8         9.0       10.6
    Change in deferred policy acquisition
     costs . . . . . . . . . . . . . . . .      (124.6)      (74.1)    (141.5)
    Depreciation and amortization. . . . .         1.3         0.3        1.9
    Increase in accrued investment income.        (9.3)       (8.6)     (10.2)
    Decrease (increase) in premiums and
     accounts receivable . . . . . . . . .         8.7        (5.5)       0.3
    (Increase) decrease in other assets and
     other liabilities, net. . . . . . . .       (28.0)     (159.2)      70.7
    (Decrease) increase in policy
     liabilities and accruals, net . . . .       (53.3)      289.1     (401.1)
    Increase in income taxes . . . . . . .        33.5       118.7       22.5
                                             ---------   ---------    -------
    Net cash (used in) provided by
     operating activities. . . . . . . . .       (36.4)      314.2     (349.3)
Cash flows from investing activities:
 Sales of:
   Fixed maturities available-for-sale . .       460.2       184.6      194.6
   Equity securities available-for-sale. .         7.4         6.0        1.0
   Real estate . . . . . . . . . . . . . .         0.3         3.3        0.2
   Short-term investments and other
    invested assets                                 --          --        1.3
 Maturities, prepayments and scheduled
  redemptions of:
   Fixed maturities held-to-maturity . . .         3.2         4.5       79.9
   Fixed maturities available-for-sale . .       155.7       180.4       91.5
   Short-term investments and other
    invested assets. . . . . . . . . . . .        24.9        46.5       10.1
   Mortgage loans on real estate . . . . .        90.7        66.4       85.6
 Purchases of:
   Fixed maturities held-to-maturity . . .        (3.1)       (5.1)    (127.2)
   Fixed maturities available-for-sale . .    (1,174.5)   (1,112.3)    (424.7)
   Equity securities available-for-sale. .        (3.9)       (6.1)      (0.6)
   Real estate . . . . . . . . . . . . . .        (0.1)       (0.6)      (0.4)
   Short-term investments and other
    invested assets. . . . . . . . . . . .       (73.3)      (39.6)     (38.8)
   Mortgage loans on real estate issued. .      (170.4)      (85.0)    (100.5)
   Other, net. . . . . . . . . . . . . . .       (10.1)      (25.6)     (41.5)
                                             ---------   ---------    -------
    Net cash used in investing activities.   $  (693.0)  $  (782.6)   $(269.5)



The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                 Years Ended December 31,
                                                2002       2001        2000
                                              ---------  ---------  -----------
                                                      (in millions)
Cash flows from financing activities:
 Universal life and investment-type contract
  deposits. . . . . . . . . . . . . . . . .   $1,232.1   $1,220.7    $1,067.2
 Universal life and investment-type contract
  maturities and withdrawals. . . . . . . .     (415.2)    (914.2)     (430.7)
                                              --------   --------    --------
 Net cash provided by financing activities.      816.9      306.5       636.5
                                              --------   --------    --------
 Net increase (decrease) in cash and cash
  equivalents . . . . . . . . . . . . . . .       87.5     (161.9)       17.7
Cash and cash equivalents at beginning of
 year . . . . . . . . . . . . . . . . . . .      115.4      277.3       259.6
                                              --------   --------    --------
Cash and cash equivalents at end of year. .   $  202.9   $  115.4    $  277.3
                                              ========   ========    ========



The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 1 - Summary of Significant Accounting Policies


Business

John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock or the Parent). The Company, domiciled in the Commonwealth of Massachusetts, issues variable and universal life insurance policies, individual whole and term life policies and fixed and variable annuity contracts. Those policies primarily are marketed through John Hancock's sales organization, which includes a career agency system composed of independent general agencies, supported by John Hancock, and a direct brokerage system that markets directly to external independent brokers.
 Policies are also sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.


Basis of Presentation

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, Investors Partner Life Insurance Company (IPL). All significant intercompany transactions and balances have been eliminated.

Partnerships, joint venture interests and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included
in other invested assets.   Special purpose entities (SPEs) in which the Company
does not have a controlling financial interest are accounted for under guidance appropriate to each relationship.


Reorganization and Initial Public Offering

Pursuant to a Plan of Reorganization approved by the policyholders and the Commonwealth of Massachusetts Division of Insurance, effective February 1, 2000, John Hancock converted from a mutual life insurance company to a stock life insurance company (i.e., demutualized) and became a wholly owned subsidiary of John Hancock Financial Services, Inc., which is a holding company. In connection with the reorganization, John Hancock Mutual Life Insurance Company changed its name to John Hancock Life Insurance Company. In addition, on February 1, 2000, John Hancock Financial Services, Inc. completed its initial public offering and 102.0 million shares of common stock were issued at a price of $17.00 per share.


Investments

The Company classifies its debt and equity investment securities into one of two categories: held-to-maturity, or available-for-sale. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date. Fixed maturity investments include bonds, mortgage-backed securities, and redeemable preferred stock and are classified as held-to-maturity or available-for-sale. Those bonds and mortgage-backed securities that the Company has the positive intent and ability to hold to maturity are classified as held-to-maturity and carried at amortized cost. Fixed maturity investments not classified as held-to-maturity are classified as available-for-sale and are carried at fair value. Unrealized gains and losses related to available-for-sale securities are reflected in shareholders' equity, net of related amortization of deferred policy acquisition costs, and applicable taxes. Interest income is generally recorded on an accrual basis. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income. The amortized cost of fixed maturity investments is adjusted for impairments in value deemed to be other than temporary, and such adjustments are reported as a component of net realized investment and other gains (losses).

For the mortgage-backed bond portion of the fixed maturity investment portfolio, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities.
When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Equity securities include common stock and non-redeemable preferred stock, and are classified as available for sale. Equity securities that have readily determinable fair values are carried at fair value. Unrealized gains and losses on equity securities are reflected in shareholder's equity, as described above for fixed maturity securities. Impairments in value deemed to be other than temporary are reported as a component of net realized investment and other gains (losses).

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premium or discount, less allowance for probable losses.
 When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, the loan is deemed to be impaired and a valuation allowance for probable losses is established. The valuation allowance is based on the present value of the expected future cash flows, discounted at the loan's original effective interest rate or is based on the collateral value of the loan if the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses).
 Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the collateral's fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Real estate to be disposed of is carried at the lower of cost or fair value less costs to sell. Any changes to the valuation allowance for real estate to be disposed of is reported as a component of net realized investment and other gains (losses). The Company does not depreciate real estate to be disposed of.
  The carrying value of the Company's real estate to be disposed of was $10.6 million at December 31, 2002 and 2001, and is reported in real estate in the investment section of the consolidated balance sheets.

Policy loans are carried at unpaid principal balances, which approximate fair value.

Short-term investments are carried at amortized cost, which approximates fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on the basis of specific identification and are reported net of related amortization of deferred policy acquisition costs.


Derivative Financial Instruments

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates and equity market prices, and also to manage the duration of assets and liabilities. All derivative instruments are carried on the consolidated balance sheets at fair value.

In certain cases, the Company uses hedge accounting as allowed by Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards
(SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, any changes in fair value of the derivative instruments as well as the offsetting changes in fair value of the hedged items are recorded in net realized investment and other gains (losses). For fair value hedges, when the derivative has been terminated, a final fair value change will be recorded in net realized investment and other gains (losses), as well as the offsetting changes in fair value for the hedged item. At maturity, expiry or sale of the hedged item, a final fair value change for the hedged item will be recorded in net realized investment and other gains (losses), as well as offsetting changes in fair value for the derivative.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Basis adjustments are amortized into income through net realized investment and other gains (losses). For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in other comprehensive income, and then reclassified into income when the hedged item affects income. When a cash flow hedge is terminated, the effective portion of the accumulated derivative gain or loss will continue to be reported in other comprehensive income and then reclassified into income when the hedged item affects income. If it is determined that the forecasted transaction is not probable of occurring, the accumulated derivative gain or loss included in other comprehensive income would be immediately recognized in earnings.

Hedge effectiveness is assessed quarterly using a variety of techniques including regression analysis and cumulative dollar offset. When it is determined that a derivative is not effective as a hedge, the Company discontinues hedge accounting. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the hedged risk in the hedged item.

In cases where the Company receives or pays a premium as consideration for entering into a derivative instrument (i.e., interest rate caps and floors, swaptions, and equity collars), the premium is amortized into investment income over the term of the derivative instrument. The change in fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not hedges are included in net realized investment and other gains (losses).


Cash and Cash Equivalents

Cash and cash equivalents include cash and all highly liquid debt investments with a maturity of three months or less when purchased.


Deferred Policy Acquisition Costs

Deferred Acquisition Costs (DAC) are costs that vary with, and are related primarily to, the production of new business and have been deferred to the extent that they are deemed recoverable. Such costs include commissions, certain costs of policy issue and underwriting, and certain agency expenses. The Company tests the recoverability of its DAC quarterly with a model that uses data such as market performance, lapse rates and expense levels. As of December 31, 2002, the Company's DAC costs are deemed recoverable.

Similarly, any amounts assessed as initiation fees, or front-end loads, are
recorded as unearned revenue.   For non-participating term life insurance
products, such costs are being amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For participating traditional life insurance policies, such costs are being amortized over the life of the contracts at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the contracts. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. For universal life insurance contracts and investment-type products, such costs and unearned revenues are being amortized generally in proportion to the present value of expected gross profits arising principally from surrender charges, investment results and mortality and expense margins.

In the development of expected gross profits, the Company is required to estimate the growth in the policyholder account balances upon which certain asset based fees are charged. In doing so, the Company assumes that, over the long term, account balances will grow from investment performance. The rate of growth takes into account the current fixed income/equity mix of account balances as well as historical fixed income and equity returns. The Company also assumes that historical variances from the long term rate will reverse over the next five year period. The resulting rates for the next five years are reviewed for reasonableness, and they are raised or lowered if they produce an annual growth rate that the Company believes to be unreasonable.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The effects on the amortization of DAC and unearned revenues of revisions to estimated gross margins and profits are reflected in earnings in the period such revisions are made. Expected gross profits or expected gross margins are discounted at periodically revised interest rates and are applied to the remaining benefit period. At December 31, 2002, the average discount rate was 6.2% and the total amortization period life was 30 years for universal life products.

As of September 30, 2002, the Company changed several future assumptions with respect to the expected gross profits in its variable life and variable annuity businesses. First, we lowered the long-term growth rate assumption from 9%, to 8%, gross of fees. Second, we lowered the average rates for the next five years from the mid-teens to 13%. In addition, we increased certain fee rates on these policies (the variable series trust (VST) fee increase). These three changes are referred to collectively as the Q3 unlocking. The direct effect of the Q3 unlocking at September 30, 2002 was an acceleration of amortization of DAC of $15.1 million in the variable annuity business in the Asset Gathering Segment and $10.2 million (net of $10.4 million of unearned revenue and $1.3 million in policy benefit reserves) in the variable life business in the Protection Segment. The impact on net income of the Q3 unlocking a reduction of approximately $16.5 million. Total amortization of DAC, including the acceleration of amortization of DAC mentioned above, was $60.0 million, $67.1 million and $34.0 million for the years ended December 31, 2002, 2001 and 2000, respectively.

Amortization of DAC is allocated to: (1) net realized investment and other gains (losses) for those products in which such gains (losses) have a direct impact on the amortization of DAC; (2) unrealized investment gains and losses, net of tax, to provide for the effect on the DAC asset that would result from the realization of unrealized gains and losses on assets backing participating traditional life insurance and universal life and investment-type contracts; and
(3) a separate component of benefits and expenses to reflect amortization related to the gross margins or profits, excluding realized gains and losses, relating to policies and contracts in force.

Net realized investment and other gains (losses) related to certain products have a direct impact on the amortization of DAC as such gains and losses affect the amount and timing of profit emergence. Accordingly, to the extent that such amortization results from net realized investment and other gains (losses), management believes that presenting realized investment gains and losses net of related amortization of DAC provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.


Reinsurance

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying statements of income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations.


Value of Business Acquired

The Company records intangible assets representing the present value of estimated future profits of insurance policies inforce related to businesses acquired. These assets are recorded as the value of business acquired (VOBA), and are included in other assets in the consolidated balance sheets. VOBA is amortized over the related policy periods, up to 30 years. VOBA amortization expense is recognized each period in proportion to the change in the present value of expected gross profits, or in proportion to the recognition of premiums related to the policies acquired, depending on the nature of the policies acquired. Refer to Note 11 - Value of Business Acquired for presentation of summarized financial information regarding VOBA.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Separate Accounts

Separate account assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contractholders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contractholders who bear the investment risk, subject in some cases to principal guarantees and minimum guaranteed rates of return. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, net investment income and net realized investment and other gains (losses) of separate accounts are not included in the revenues of the Company. Fees charged to contractholders, principally mortality, policy administration and surrender charges, are included in universal life and investment-type product charges.


Future Policy Benefits and Policyholders' Funds

Future policy benefits for participating traditional life insurance policies are based on the net level premium method. This net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates, which range from 4.5% to 6.3%. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the contract.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency, interest and expenses established at policy issue.

Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest and expense assumptions, include a margin for adverse deviation. Benefit liabilities for annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 7.0% to 8.3% for life insurance liabilities, and from 3.5% to 10.3% for individual annuity liabilities.

Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual life claims and estimates of incurred but not reported claims based on historical claims development patterns.

Estimates of future policy benefit reserves, claim reserves and expenses are reviewed continually and adjusted as necessary; such adjustments are reflected in current earnings. Although considerable variability is inherent in such estimates, management believes that future policy benefit reserves and unpaid claims and claims expense reserves are adequate.

Policyholders' funds for universal life and investment-type products are equal to the policyholder account values before surrender charges. Policy benefits that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders' account balances. Interest crediting rates range from 3.0% to 8.0% for universal life products.


Participating Insurance

Participating business represents approximately 5.4% and 7.6% of the Company's life insurance in-force at December 31, 2002 and 2001, respectively.

The amount of policyholders' dividends to be paid is approved annually by the Company's Board of Directors. The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year and is also based on management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Revenue Recognition

Premiums from participating and non-participating traditional life insurance and annuity policies with life contingencies are recognized as income when due.

Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges.

Premiums for contracts with a single premium or a limited number of premium payments, due over a significantly shorter period than the total period over which benefits are provided, are recorded when due. The portion of such premium that is not required to provide for all benefits and expenses is deferred and recognized in income in a constant relationship with insurance in force or, for annuities, the amount of expected future benefit payments.


Federal Income Taxes

The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized.


Foreign Currency Translation

Gains or losses on foreign currency transactions are reflected in earnings.


Cumulative Effect of Accounting Changes

On January 1, 2001, the Company adopted SFAS No. 133, as amended by SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities, an amendment of FASB Statement No. 133." The adoption of SFAS No. 133, as amended, resulted in a charge to operations accounted for as a cumulative effect of accounting change of $1.6 million (net of tax benefit of $0.4 million) as of January 1, 2001. In addition, as of January 1, 2001, a $7.2 million (net of tax of $3.9 million) cumulative effect of accounting change was recorded in other comprehensive income for (1) the transition adjustment in the adoption of SFAS 133, as amended, an increase of $0.8 million (net of tax of $0.4 million), and (2) the reclassification of $603.1 million in securities from the held-to-maturity category to the available-for-sale category, an increase of $6.4 million (net of tax of $3.4 million).


Recent Accounting Pronouncements


FASB Derivative Implementation Group Issue No. 36 - Embedded Derivatives:
 Bifurcation of a Debt Instrument that Incorporates Both Interest Rate Risk and Credit Rate Risk Exposures that are Unrelated or Only Partially Related to the Creditworthiness of the Issuer of that Instrument

In February 2002, the Derivative Implementation Group (DIG) exposed for comment SFAS No. 133 Implementation Issue No. 36, "Embedded Derivatives: Bifurcation of a Debt Instrument that Incorporates Both Interest Rate Risk and Credit Rate Risk Exposures that are Unrelated or Only Partially Related to the Creditworthiness of the Issuer of that Instrument" (DIG B36). DIG B36 addresses whether FAS 133 requires bifurcation of a debt instrument into a debt host contract and an embedded derivative if the debt instrument incorporates both interest rate risk and credit risk exposures that are unrelated or only partially related to the creditworthiness of the issuer of that instrument. Under DIG B36 modified coinsurance and coinsurance with funds withheld reinsurance agreements as well as other types of receivables and payables where interest is determined by reference to a pool of fixed maturity assets or a total return debt index are examples of arrangements containing embedded derivatives requiring bifurcation.
 DIG B 36 is not expected to be finalized by the FASB until the second quarter of 2003.

If DIG B36 is finalized in its current form, the Company has determined that certain of its reinsurance receivables/ (payables) would contain embedded derivatives requiring bifurcation. The Company has not yet determined the fair value of the related embedded derivatives in these products. Management believes that the embedded derivatives would not have a material impact on the Company's consolidated financial positions, results of operations or cash flows.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

FASB Interpretation 46 - Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51

In January 2003, the FASB issued Interpretation 46, "Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51," (FIN 46) which clarifies the consolidation accounting guidance of Accounting Research Bulletin No. 51, "Consolidated Financial Statements," (ARB No. 51) to certain entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties.
  Such entities are known as variable interest entities (VIEs).

Controlling financial interests of a VIE are identified by the exposure of a party to the VIE to a majority of either the expected losses or residual rewards of the VIE, or both. Such parties are primary beneficiaries of the VIE and FIN 46 requires that the primary beneficiary of a VIE consolidate the VIE. FIN 46 also requires new disclosures for significant relationships with VIEs, whether or not consolidation accounting is either used or anticipated. The consolidation requirements of FIN 46 apply immediately to VIEs created after January 31, 2003 and to VIEs in which an enterprise obtains an interest after that date. It applies in the first fiscal year or interim period beginning after June 15, 2003 to VIEs in which an enterprise holds a variable interest that is acquired before February 1, 2003.

The Company does not believe it is reasonably possible that any of its relationships with VIEs would lead to the Company consolidating any of them.
 The Company also estimates that none of its relationships with VIEs are significant to the Company.


SFAS No. 148 - Accounting for Stock-Based Compensation -Transition and Disclosure, an amendment of FASB Statement No. 123

In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation -Transition and Disclosure, an amendment of FASB Statement No. 123." SFAS No. 148 provides alternative methods of transition for a voluntary change to the fair value method of accounting for stock-based employee compensation which is an optional alternative method of accounting presented in SFAS No. 123, "Accounting for Stock Based Compensation." In addition, SFAS No. 148 amends the disclosure requirements of SFAS No. 123 to require more prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. SFAS No. 148's amendment of the transition and annual disclosure provisions of SFAS No. 123 is effective for fiscal years ending after December 2002. SFAS No. 148 is relevant to the Company to the extent that the Company is allocated stock-based compensation expenses from JHFS, its ultimate corporate parent, which conducts stock-based compensation programs. JHFS will adopt the fair value provisions of SFAS No. 123 as of January 1, 2003 and utilize the transition provisions described in SFAS No. 148, on a prospective basis to awards granted after December 31, 2002. Adoption by JHFS of the fair value provisions of SFAS No. 123 will have a material impact on JHFS' net income, and on the Company's net income. JHFS has adopted the disclosure provisions of SFAS No. 148.

For the periods covered by this report, Accounting Principles Board Opinion
(APB) No. 25, "Accounting for Stock Issued to Employees" was applied by JHFS. APB No. 25 provides guidance on how to account for the issuance of stock and stock options to employees. JHFS adopted APB No. 25 upon its demutualization and IPO effective February 1, 2000. Compensation cost for stock options, if any, is measured as the excess of the quoted market price of the JHFS's stock at the date of grant over the amount an employee must pay to acquire the stock. Compensation cost is recognized over the requisite vesting periods based on market value on the date of grant. APB No. 25 was amended by SFAS No. 123 to require pro forma disclosures of net income and earnings per share as if a "fair value" based method was used. On March 31, 2000, the FASB issued Interpretation No. 44, "Accounting for Certain Transactions Involving Stock Compensation, an interpretation of APB No. 25" (FIN 44). FIN 44 clarifies guidance for certain issues that arose in the application of APB No. 25. JHFS was required to adopt the Interpretation on July 1, 2000. FIN 44 did not have a material impact on the JHFS's or the Company's results of operations or financial position.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

FASB Interpretation No. 45 - Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others

In November 2002, the FASB issued Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" (FIN 45). FIN 45 requires certain types of guarantees to be recorded by the guarantor as liabilities, at fair value. This differs from current practice, which generally requires recognition of a liability only when a potential loss is deemed to be probable and is reasonably estimable in amount. FIN 45 does not apply to guarantees that are accounted for under existing insurance accounting principles. FIN 45 requires more extensive disclosures of certain other types of guarantees, including certain categories of guarantees which are already accounted for under specialized accounting principles, such as SFAS No. 133, even when the likelihood of making any payments under the guarantee is remote. As of December 31, 2002, the Company performed a review of its contractual obligations and found none which fall under the scope of FIN 45.


Issue 01-10 - Accounting for the Impact of the Terrorist Attacks of September 11, 2001

In September 2001, the FASB's Emerging Issues Task Force reached a consensus on Issue 01-10, "Accounting for the Impact of the Terrorist Attacks of September 11, 2001." Issue 01-10 presents guidance relative to accounting for and financial reporting of the events of September 11, 2001 (the Events), including both how and when to measure, record and report losses and any resulting liabilities which are directly attributable to the Events. Based on a comprehensive review of the Company's operations, the Company believes that the Events had no material financial impact on the Company's results of operations or financial position.


SFAS No. 142 - Goodwill and Other Intangible Assets

In January 2002, the Company adopted SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 142 requires that goodwill and other intangible assets deemed to have indefinite lives no longer be amortized to earnings, but instead be reviewed at least annually for impairment. Intangible assets with definite lives will continue to be amortized over their useful lives. SFAS No. 142 was effective January 1, 2002. The Company has no goodwill, or other purchased indefinite-lived intangible assets subject to SFAS No. 142 and, therefore, the adoption of SFAS No. 142 had no impact on the Company's results of operations or financial position.


SFAS No. 141, Business Combinations

In June 2001, the FASB issued SFAS No. 141, "Business Combinations." SFAS No. 141 requires that all business combinations be accounted for under a single method, the purchase method. Use of the pooling-of-interests method is no longer permitted. SFAS No. 141 also clarifies the criteria to recognize intangible assets separately from goodwill, and prohibits the amortization of goodwill relating to acquisitions completed after July 1, 2001. SFAS No. 141 was effective for business combinations initiated after June 30, 2001. The adoption of SFAS No. 141 did not have a material effect on the Company's results of operations or financial position.


Issue No. 99-20 - Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets

In January, 2001, the FASB's Emerging Issues Task Force (EITF) reached a consensus on Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets". Issue 99-20 requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and specifies evaluation methods with which to evaluate these securities for an other-than-temporary decline in value. The adoption of EITF 99-20 did not have a material financial impact on the Company's results of operations or financial position.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

SFAS No. 140 - Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities

In September 2000, the FASB issued SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," which replaces SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities." SFAS No. 140 provides new accounting and reporting standards which are based on consistent application of a financial components approach that focuses on control. Under this approach, after a transfer of financial assets, the Company recognizes the financial and servicing assets it controls and the liabilities it has incurred, derecognizes financial assets when control has been surrendered, and derecognizes liabilities when extinguished. SFAS No. 140 provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. SFAS No. 140 was effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001. The adoption of SFAS No. 140 did not have a material impact on the Company's results of operations or financial position.


Codification

In March 1998, the National Association of Insurance Commissioners (NAIC) adopted codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribed statutory accounting practices and resulted in changes to the accounting practices that the Company and IPL use to prepare their statutory-basis financial statements. The states of domicile of the Company and IPL have adopted Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results effective January 1, 2001. The cumulative effect of changes in accounting principles adopted to conform to the requirements of Codification is reported as an adjustment to surplus in the statutory-basis financial statements as of January 1, 2001. The implementation of Codification increased the Company's statutory-basis capital and surplus and decreased IPL's statutory-basis capital and surplus. The Company and IPL remain in compliance with all regulatory and contractual obligations.


Note 2 - Related Party Transactions

John Hancock provides the Company with personnel, property, and facilities in carrying out certain of its corporate functions. John Hancock annually determines a fee (the parent company service fee) for these services and facilities based on a number of criteria, which are periodically revised to reflect continuing changes in the Company's operations. The parent company service fee is included in deferred acquisition costs on the Company's balance sheets, net investment income and other operating costs and expenses within the Company's income statements. John Hancock charged the Company a service fee of $161.8 million, $155.1 million and $170.6 million for the year ended December 31, 2002, 2001 and 2000, respectively. As of December 31, 2002 and 2001, respectively, the Company owed John Hancock $15.2 million and $17.9 million related to these services, which is included in other liabilities. John Hancock has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's shareholder's equity from declining below $1.0 million.

In 2001 the Company sold $200 million of corporate owned life insurance (COLI) to John Hancock to provide insurance coverage on key management employees of John Hancock. The death benefit on this COLI product would cover the cost of replacing these employees, including recruiting, training, and development. No such transaction occurred in 2002.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 2002 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred to the Company $1.4 million, $11.8 million and $24.2 million of cash for tax, commission and expense allowances for the years ended December 31, 2002, 2001 and 2000, respectively. This agreement decreased the Company's gain from operations before income taxes by $1.1 million, $1.7 million and $0.9 million for the years ended December 31, 2002, 2001 and 2000, respectively.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of the Company's 1995 in-force block and 50% of 1996 and all future issue years of certain retail annuity contracts. In connection with this agreement, the Company is holding a deposit liability of $115.2 million and $107.5 million as of December 31, 2002 and 2001, respectively. This agreement had no impact on the Company's gain from operations before income taxes.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 100% of expected mortality claims for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $0.8 million, $0.4 million and $1.0 million from the Company in 2002, 2001 and 2000, respectively. This agreement decreased the Company's gain from operations before income taxes by $0.8 million, $0.8 million and $1.1 million in 2002, 2001, and 2000, respectively.

At December 31, 2002 and 2001, the Company had a $250.0 million line of credit with an affiliate, John Hancock Financial Services, Inc. At December 31, 2002 and 2001, the Company had no outstanding borrowings under this agreement.

John Hancock allocates a portion of the expenses related to its employee welfare plans to the Company. The amounts allocated to the Company were credits of $ 9.3 million, $10.4 million and $16.0 million in 2002, 2001 and 2000, respectively. The pension plan prepaid expense allocated to the Company amounted to $72.6 million and $64.3 million in 2002 and 2001, respectively.


Note 3 - Investments

The following information summarizes the components of net investment income and net realized investment and other gains (losses), net:



                                                    Years Ended December 31,
                                                     2002     2001      2000
                                                    -------  -------  ---------
                                                         (in millions)
Net Investment Income
 Fixed maturities . . . . . . . . . . . . . . . .   $201.3   $160.1    $138.5
 Equity securities. . . . . . . . . . . . . . . .      0.1      0.3       0.2
 Mortgage loans on real estate. . . . . . . . . .     46.8     42.3      44.3
 Real estate. . . . . . . . . . . . . . . . . . .      4.5      2.3       4.1
 Policy loans . . . . . . . . . . . . . . . . . .     20.9     21.1      17.1
 Short-term investments . . . . . . . . . . . . .      1.6      6.3      19.4
 Other. . . . . . . . . . . . . . . . . . . . . .      2.5      3.3       1.1
                                                    ------   ------    ------
 Gross investment income. . . . . . . . . . . . .    277.7    235.7     224.7
   Less investment expenses . . . . . . . . . . .      7.6      8.7      11.3
                                                    ------   ------    ------
    Net investment income . . . . . . . . . . . .   $270.1   $227.0    $213.4
                                                    ======   ======    ======

Net Realized Investment and other Gains (Losses),
 Net of Related Amortization of Deferred Policy
 Acquisition Costs
 Fixed maturities . . . . . . . . . . . . . . . .   $(39.9)  $(25.1)   $(16.0)
 Equity securities. . . . . . . . . . . . . . . .      2.5      3.8       0.8
 Mortgage loans on real estate and real estate. .      0.8     (1.2)     (2.3)
 Derivatives and other invested assets. . . . . .      8.3     12.0       3.1
 Amortization adjustment for deferred policy
  acquisition costs . . . . . . . . . . . . . . .      7.5      1.5       3.8
                                                    ------   ------    ------
 Net realized investment and other gains (losses),
  net of related amortization of deferred policy
  acquisition costs . . . . . . . . . . . . . . .   $(20.8)  $ (9.0)   $(10.6)
                                                    ======   ======    ======



Gross gains of $12.7 million, $6.5 million, and $1.5 million and gross losses of $13.3 million, $3.3 million, and $6.0 million in 2002, 2001 and 2000, respectively, were realized on the sale of available-for-sale securities.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The Company's investments in held-to-maturity securities and available-for-sale securities are summarized below:



                                               Gross       Gross
                                  Amortized  Unrealized  Unrealized     Fair
                                    Cost       Gains       Losses      Value
                                  ---------  ----------  ----------  ----------
                                                 (in millions)
December 31, 2002
Held-to-Maturity:
 Corporate securities . . . . .   $   72.8     $  0.2     $ (0.8)     $   72.2
 Mortgage-backed securities . .       11.0        0.4       (0.3)         11.1
                                  --------     ------     ------      --------
   Total. . . . . . . . . . . .   $   83.8     $  0.6     $ (1.1)     $   83.3
                                  ========     ======     ======      ========
Available-for-Sale:
 Corporate securities . . . . .   $2,426.5     $127.3     $(82.3)     $2,471.5
 Mortgage-backed securities . .      489.9       28.6      (14.1)        504.4
 Obligations of states and
  political subdivisions. . . .        6.2        0.3         --           6.5
 Debt securities issued by
  foreign governments . . . . .        3.6        0.3       (0.1)          3.8
 U.S. Treasury securities and
  obligations of U.S.
  government corporations and
  agencies. . . . . . . . . . .       23.1        2.0         --          25.1
                                  --------     ------     ------      --------
 Total fixed maturities . . . .    2,949.3      158.5      (96.5)      3,011.3
 Equity securities. . . . . . .       11.1        0.9       (0.1)         11.9
                                  --------     ------     ------      --------
   Total. . . . . . . . . . . .   $2,960.4     $159.4     $(96.6)     $3,023.2
                                  ========     ======     ======      ========





                                               Gross       Gross
                                  Amortized  Unrealized  Unrealized     Fair
                                    Cost       Gains       Losses      Value
                                  ---------  ----------  ----------  ----------
                                                 (in millions)
December 31, 2001
Held-to-Maturity:
 Corporate securities . . . . .   $   65.0     $  --       $ 0.8      $   64.2
 Mortgage-backed securities . .       18.7       0.2         1.0          17.9
                                  --------     -----       -----      --------
   Total fixed maturities
    held-to-maturity. . . . . .   $   83.7     $ 0.2       $ 1.8      $   82.1
                                  ========     =====       =====      ========
Available-for-Sale:
 Corporate securities . . . . .   $1,867.5     $67.5       $44.2      $1,890.8
 Mortgage-backed securities . .      296.7       6.3         4.7         298.3
 Obligations of states and
  political subdivisions. . . .        0.9        --          --           0.9
 Debt securities issued by
  foreign governments . . . . .        7.2       0.5          --           7.7
 U.S. Treasury securities and
  obligations of U.S.
  government corporations and
  agencies. . . . . . . . . . .      219.6       1.1         5.9         214.8
                                  --------     -----       -----      --------
 Total. . . . . . . . . . . . .    2,391.9      75.4        54.8       2,412.5
 Equity securities. . . . . . .       12.1       1.5         0.5          13.1
                                  --------     -----       -----      --------
   Total. . . . . . . . . . . .   $2,404.0     $76.9       $55.3      $2,425.6
                                  ========     =====       =====      ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The amortized cost and fair value of fixed maturities at December 31, 2002, by contractual maturity, are shown below:



                                                         Amortized      Fair
                                                            Cost       Value
                                                         ----------  ----------
                                                            (in millions)
Held-to-Maturity:
Due in one year or less. . . . . . . . . . . . . . . .    $    2.3    $    2.3
Due after one year through five years. . . . . . . . .         2.8         2.9
Due after five years through ten years . . . . . . . .        15.6        15.6
Due after ten years. . . . . . . . . . . . . . . . . .        52.1        51.4
                                                          --------    --------
Mortgage-backed securities . . . . . . . . . . . . . .        11.0        11.1
                                                          --------    --------
Total. . . . . . . . . . . . . . . . . . . . . . . . .    $   83.8    $   83.3
                                                          ========    ========
Available-for-Sale:
Due in one year or less. . . . . . . . . . . . . . . .    $  146.0    $  148.0
Due after one year through five years. . . . . . . . .       868.7       892.8
Due after five years through ten years . . . . . . . .       969.3       989.5
Due after ten years. . . . . . . . . . . . . . . . . .       475.4       476.6
                                                          --------    --------
Mortgage-backed securities . . . . . . . . . . . . . .       489.9       504.4
                                                          --------    --------
Total. . . . . . . . . . . . . . . . . . . . . . . . .    $2,949.3    $3,011.3
                                                          ========    ========



Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

The Company participates in a securities lending program for the purpose of enhancing income on securities held. At December 31, 2002 and 2001, $169.9 million and $300.0 million, respectively, of the Company's bonds and stocks, at market value, were on loan to various brokers/dealers, but were fully collateralized by cash and U.S. government securities in an account held in trust for the Company. The market value of the loaned securities is monitored on a daily basis, and the Company obtains additional collateral when deemed appropriate.

Mortgage loans on real estate are evaluated periodically as part of the Company's loan review procedures and are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses that exist at the balance sheet date. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans that may be susceptible to significant change.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Changes in the allowance for probable losses on mortgage loans on real estate and real estate to be disposed of are summarized below.



                                Balance at                          Balance at
                                Beginning                              End
                                 of Year    Additions  Deductions    of Year
                                ----------  ---------  ----------  ------------
                                                (in millions)
Year ended December 31, 2002
 Mortgage loans on real estate     $5.5         --        $2.6         $2.9
 Real estate to be disposed of      0.8         --         0.8           --
                                   ----       ----        ----         ----
 Total. . . . . . . . . . . .      $6.3         --        $3.4         $2.9
                                   ====       ====        ====         ====
Year ended December 31, 2001
 Mortgage loans on real estate     $5.0       $1.7        $1.2         $5.5
 Real estate to be disposed of      0.7        0.1          --          0.8
                                   ----       ----        ----         ----
 Total. . . . . . . . . . . .      $5.7       $1.8        $1.2         $6.3
                                   ====       ====        ====         ====
Year ended December 31, 2000
 Mortgage loans on real estate     $3.8       $1.2        $ --         $5.0
 Real estate to be disposed of       --        0.7          --          0.7
                                   ----       ----        ----         ----
 Total. . . . . . . . . . . .      $3.8       $1.9        $ --         $5.7
                                   ====       ====        ====         ====



At December 31, 2002 and 2001 the total recorded investment in mortgage loans that are considered to be impaired under SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," along with the related provision for losses were as follows:



                                                               December 31,
                                                               2002     2001
                                                             --------  --------
                                                              (in millions)
Impaired mortgage loans on real estate with provision for
 losses. . . . . . . . . . . . . . . . . . . . . . . . . .      --      $ 2.4
Provision for losses . . . . . . . . . . . . . . . . . . .      --       (1.2)
                                                                -       -----
Net impaired mortgage loans on real estate . . . . . . . .      --      $ 1.2
                                                                =       =====



The average investment in impaired loans and the interest income recognized on impaired loans were as follows:



                                                    Years Ended December 31,
                                                     2002      2001      2000
                                                   --------  --------  --------
                                                         (in millions)
Average recorded investment in impaired loans. .     $1.2      $3.3      $2.1
Interest income recognized on impaired loans . .       --       0.5       0.3



The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Restructured mortgage loans aggregated $3.5 million as of December 31, 2002 and
$3.3 million as of December 31, 2001.   The expected gross interest income that
would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded was as follows:



                                                    Years Ended December 31,
                                                   -------------------------
                                                     2002      2001      2000
                                                   --------  --------  --------
                                                         (in millions)
Expected . . . . . . . . . . . . . . . . . . . .     $0.3      $0.4      $0.2
Actual . . . . . . . . . . . . . . . . . . . . .      0.2       0.4       0.2



At December 31, 2002, the mortgage portfolio was diversified by geographic region and specific collateral property type as displayed below:



                          Carrying     Geographic                  Carrying
Property Type              Amount      Concentration                Amount
----------------------  -------------  -----------------------  ---------------
                        (in millions)                            (in millions)
Apartments. . . . . .      $109.8      East North Central . .       $ 80.2
Hotels. . . . . . . .        24.7      East South Central . .         26.1
Industrial. . . . . .        84.4      Middle Atlantic. . . .         62.3
Office buildings  . .       179.0      Mountain . . . . . . .         42.8
Retail. . . . . . . .        76.9      New England. . . . . .         46.6
Mixed Use . . . . . .          --      Pacific. . . . . . . .        135.5
Agricultural. . . . .        11.4      South Atlantic . . . .        186.3
Other . . . . . . . .       174.0      West North Central . .         23.9
                             11.1      West South Central . .         64.4
                                       Canada/Other . . . . .          3.2
Allowance for losses.        (2.9)     Allowance for losses .         (2.9)
                           ------                                   ------
Total . . . . . . . .      $668.4      Total. . . . . . . . .       $668.4
                           ======                                   ======



Bonds with amortized cost of $26.9 million were non-income producing for year ended December 31, 2002.

No depreciation expense on investment real estate was realized for the year ended December 31, 2002. Depreciation expense on investment real estate was $0.3 million in 2001 and $0.6 million in 2000. Accumulated depreciation was $2.8 million, and $2.8 million at December 31, 2002, and 2001, respectively.


Note 4 - Derivatives and Hedging Instruments

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration of assets and liabilities.

The fair value of derivative instruments classified as assets at December 31, 2002 and 2001 was $6.4 million and $16.7 million, and appears on the consolidated balance sheet in other assets. The fair value of derivative instruments classified as liabilities at December 31, 2002 and 2001 was $ $45.8 million and $12.0 million and appears on the consolidated balance sheet in other liabilities.


Fair Value Hedges

The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with a counterparty to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements and currency rate swap agreements is accrued and recognized as a component of net investment income.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The Company uses equity collar agreements to reduce its equity market exposure with respect to certain common stock investments that the Company holds. A collar consists of a written call option that limits the Company's potential for gain from appreciation in the stock price as well as a purchased put option that limits the Company's potential for loss from a decline in the stock price.

Currency rate swap agreements are used to manage the Company's exposure to foreign exchange rate fluctuations. Currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on currency rate swap agreements is accrued and recognized as a component of net investment income.

At December 31, 2002 and 2001, the Company recognized net gains of $0.9 million and net losses of $3.0 million, related to the ineffective portion of its fair value hedges, and no net gain and a net loss of $0.1 million, related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. Both of these amounts are recorded in net realized investment and other gains and losses. At December 31, 2002, all of the Company's hedged firm commitments qualified as fair value hedges.


Cash Flow Hedges

The Company used interest rate cap and floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses. Amounts are reclassified from other comprehensive income if interest rates fall below certain levels.

At December 31, 2002 and 2001, the Company recognized no gains or losses related to the ineffective portion of its cash flow hedges, and a net loss of $1.5 million and a net gain of $0.2 million related to the portion of the hedging instruments that was excluded from the assessment of hedge effectiveness. This amount is recorded in net realized investment and other gains and losses. All of the Company's hedged forecasted transactions qualified as cash flow hedges in 2002.

No amounts were reclassified from other accumulated comprehensive income to earnings in 2002 and it is anticipated that no amounts will be reclassified from other accumulated comprehensive income to earnings within the next twelve months. The Company does not enter into hedging transactions for variable cash flows thus the Company currently has no maximum length for which variable cash flows are hedged.

During 2002, none of the Company's cash flow hedges were discontinued because of the probability that the original forecasted transaction would not occur by the end of the originally specified time period documented at inception of the hedging relationship.

There was no transition adjustment for the adoption of SFAS No.133 representing the accumulation in other comprehensive income of the effective portion of the Company's cash flow hedges as of January 1, 2001. There were no losses incurred for the effective portion of the change in fair value of derivative instruments designated as cash flow hedges and added to accumulated other comprehensive income.


Derivatives Not Designated as Hedging Instruments

The Company enters into interest rate floor agreements to manage exposure to interest rate risk associated with minimum interest rates guarantees in certain of its life insurance and annuity businesses.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 5 - Income Taxes

The Company is included in the consolidated federal income tax return of John Hancock Financial Services, Inc. The federal income taxes of the Company are allocated on a separate return basis with certain adjustments.

The components of income taxes were as follows:



                                                      Year Ended December 31,
                                                      ------------------------
                                                       2002      2001     2000
                                                      --------  ------  --------
                                                           (in millions)
Current taxes:
 Federal. . . . . . . . . . . . . . . . . . . . . .   $ (9.8)   $30.1    $15.2
 Foreign. . . . . . . . . . . . . . . . . . . . . .     (0.2)      --      0.6
                                                      ------    -----    -----
                                                       (10.0)    30.1     15.8
Deferred taxes:
 Federal. . . . . . . . . . . . . . . . . . . . . .     68.4     32.1     28.0
                                                      ------    -----    -----

 Total income taxes . . . . . . . . . . . . . . . .   $ 58.4    $62.2    $43.8
                                                      ======    =====    =====



A reconciliation of income taxes computed by applying the federal income tax rate to income before income taxes and the consolidated income tax expense charged to operations follows:



                                                    Year Ended December 31,
                                                   ------------------------
                                                    2002      2001      2000
                                                   --------  -------  ---------
                                                         (in millions)
Tax at 35% . . . . . . . . . . . . . . . . . . .    $60.6    $73.0     $50.1
Add (deduct):
 Equity base tax . . . . . . . . . . . . . . . .       --     (9.0)     (5.6)
 Prior years taxes . . . . . . . . . . . . . . .      2.2      2.1        --
 Tax credits . . . . . . . . . . . . . . . . . .     (0.8)    (0.4)     (0.6)
 Foreign taxes . . . . . . . . . . . . . . . . .      0.2       --       0.6
 Tax exempt investment income. . . . . . . . . .     (3.6)    (5.6)     (0.7)
 Other . . . . . . . . . . . . . . . . . . . . .     (0.2)     2.1        --
                                                    -----    -----     -----
   Total income taxes. . . . . . . . . . . . . .    $58.4    $62.2     $43.8
                                                    =====    =====     =====

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The significant components of the Company's deferred tax assets and liabilities were as follows:



                                                               December 31,
                                                               2002      2001
                                                              -------  --------
                                                               (in millions)
Deferred tax assets:
 Policy reserve adjustments . . . . . . . . . . . . . . . .   $250.0    $238.1
 Other employee benefits. . . . . . . . . . . . . . . . . .     20.2      20.1
 Book over tax basis of investments . . . . . . . . . . . .     12.0      12.0
                                                              ------    ------
   Total deferred tax assets. . . . . . . . . . . . . . . .    282.2     270.2
                                                              ------    ------
Deferred tax liabilities:
 Deferred policy acquisition costs. . . . . . . . . . . . .    419.5     373.7
 Depreciation . . . . . . . . . . . . . . . . . . . . . . .      2.1       2.1
 Basis in partnerships. . . . . . . . . . . . . . . . . . .       --       0.6
 Market discount on bonds . . . . . . . . . . . . . . . . .      2.9       1.2
 Lease income . . . . . . . . . . . . . . . . . . . . . . .     71.5      47.0
 Unrealized gains . . . . . . . . . . . . . . . . . . . . .     12.8       6.8
 Other. . . . . . . . . . . . . . . . . . . . . . . . . . .     10.6        --
                                                              ------    ------
   Total deferred tax liabilities . . . . . . . . . . . . .    519.4     431.4
                                                              ------    ------
   Net deferred tax liabilities . . . . . . . . . . . . . .   $237.2    $161.2
                                                              ======    ======



The Company made income tax payments of $27.2 million and $62.9 million in 2002 and 2000, respectively and received an income tax refund of $32.4 million in 2001.


Note 6 - Reinsurance

The effect of reinsurance on premiums written and earned was as follows:



                               2002               2001               2000
                        ------------------  -----------------  -----------------
                                  Premiums           Premiums            Premiums
                        Written    Earned   Written   Earned   Written    Earned
                        --------  --------  -------  --------  -------  ----------
                                             (in millions)
Life Insurance:
 Direct . . . . . . .   $105.3    $105.3    $ 82.0   $ 82.0    $34.1      $34.1
 Ceded. . . . . . . .    (46.8)    (46.8)    (21.9)   (21.9)    (5.5)      (5.5)
                        ------    ------    ------   ------    -----      -----
   Net life insurance
    premiums. . . . .   $ 58.5    $ 58.5    $ 60.1   $ 60.1    $28.6      $28.6
                        ======    ======    ======   ======    =====      =====



For the year ended December 31, 2002, 2001 and 2000, benefits to policyholders under life ceded reinsurance contracts were $7.9 million, $3.8 million and $3.0 million, respectively.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 7 - Commitments and Contingencies


Commitments

The Company has extended commitments to purchase fixed maturity investments, and other invested assets and issue mortgage loans on real estate totaling $28.1 million, $28.0 million and $33.8 million, respectively, at December 31, 2002. If funded, loans related to real estate mortgages would be fully collateralized by related properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The estimated fair values of the commitments described above aggregate $93.3 million at December 31, 2002. The majority of these commitments expire in 2003.


Contingencies


Class Action

During 1997, the Company entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, the Company specifically denied any wrongdoing. The total reserve held in connection with the settlement to provide for relief to class members and for legal and administrative costs associated with the settlement amounted to $2.7 million and $7.0 million at December 31, 2002 and 2001, respectively. The Company incurred no costs related to the settlement in 2002 or 2000. Costs incurred related to the settlement were $14.1 million in 2001. The estimated reserve is based on a number of factors, including the estimated cost per claim and the estimated costs to administer the claims.

During 1996, management determined that it was probable that a settlement would occur and that a minimum loss amount could be reasonably estimated. The Company recorded its best estimate based on the information available at the time. The terms of the settlement agreement were negotiated throughout 1997 and approved by the court on December 31, 1997. In accordance with the terms of the settlement agreement, the Company contacted class members during 1998 to determine the actual type of relief to be sought by class members. The majority of the responses from class members were received by the fourth quarter of 1998.
 The type of relief sought by class members differed from the Company's initial estimates. In 1999, the Company updated its estimate of the cost of claims subject to alternative dispute resolution relief (ADR) and revised its reserve estimate accordingly. The reserve estimate was further evaluated quarterly, and was adjusted as noted above, in 2001. The adjustment to the reserve in the fourth quarter of 2001 was the result of the Company being able to better estimate the cost of settling the remaining claims, which on average tend to be larger, more complicated claims. The better estimate comes from experience with actual settlements on similar claims.

Administration of the ADR component of the settlement continues to date.
 Although some uncertainty remains as to the cost of claims in the final phase (i.e., arbitration) of the ADR process, it is expected that the final cost of the settlement will not differ materially from the amounts presently provided for by the Company.


Modal Premium

On July 19, 2002, the Company announced it had entered into a class action lawsuit settlement agreement involving policyholders who paid premiums on a monthly, quarterly or semiannual basis, rather than annually. The class action lawsuit, known as the "Modal Premium" action, was filed in a New Mexico state court. As a result of the settlement, the Company established a $6.9 million reserve ($4.5 million after taxes) as of June 30, 2002 to provide for economic relief in the form of a Settlement Death Benefit to the approximately 1.5 million class members who purchased various insurance products from the Company and paid on a monthly, quarterly or semi-annual basis. The reserve also provides for the legal and administrative costs associated with the settlement.
 In entering into the settlement, the Company specifically denied any wrongdoing. The Settlement Death Benefit Period began on February 19, 2003 and extends for either nine or twelve months, depending upon the age of the class member. Although some uncertainty remains as to the final cost of the settlement, it is expected that it will not differ materially from the amounts presently provided for by the Company.


Other Matters

In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 2002. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 8 - Shareholder's Equity

(a) Common Stock

The Company was established in 1979 as a stock insurance company with 50,000 shares outstanding, wholly owned by its parent, John Hancock Life Insurance Company. The Company has one class of capital stock, common stock ($50 par value, 50,000 shares authorized).

(b) Accumulated Other Comprehensive Income (Loss)

Changes in accumulated other comprehensive income (loss) for the years indicated are presented below:



                                                       Net
                                                   Accumulated    Accumulated
                                          Net         Gain           Other
                                       Unrealized    (Loss)      Comprehensive
                                          Gain       on Cash        Income
                                         (Loss)    Flow Hedges     (Losses)
                                       ----------  -----------  ---------------
                                                   (in millions)
Balance at January 1, 2000 . . . . .    $(13.4)         --          $(13.4)
Gross unrealized gains (losses) (net
 of deferred income tax expense of
 $9.7 million) . . . . . . . . . . .      18.0          --            18.0
Reclassification adjustment for gains
 (losses), realized in net income
 (net of tax benefit of $1.6 million)     (2.9)         --            (2.9)
    Adjustment to deferred policy
 acquisition costs and present value
 of future profits (net of deferred
 income tax benefit of $2.1 million)      (3.9)         --            (3.9)
                                        ------       -----          ------
Net unrealized gains (losses). . . .      11.2          --            11.2
                                        ------       -----          ------
Balance at December 31, 2000 . . . .    $ (2.2)         --          $ (2.2)
                                        ======       =====          ======

Balance at January 1, 2001 . . . . .    $ (2.2)         --          $ (2.2)
Gross unrealized gains (losses) (net
 of deferred income tax expense of
 $7.2 million) . . . . . . . . . . .      11.8          --            11.8
Reclassification adjustment for gains
 (losses), realized in net income
 (net of tax expense of $1.1 million)      2.1          --             2.1
Adjustment to deferred policy
 acquisition costs and present value
 of future profits (net of deferred
 income tax benefit of $3.2 million)      (6.0)         --            (6.0)
                                        ------       -----          ------
Net unrealized gains (losses). . . .       7.9          --             7.9
Change in accounting principle . . .       7.2          --             7.2
                                        ------       -----          ------
Balance at December 31, 2001 . . . .    $ 12.9          --          $ 12.9
                                        ======       =====          ======

Balance at January 1, 2002 . . . . .    $ 12.9          --          $ 12.9
Gross unrealized gains (losses) (net
 of deferred income tax expense of
 $12.9 million). . . . . . . . . . .      22.9          --            22.9
Reclassification adjustment for gains
 (losses), realized in net income
 (net of deferred income tax benefit
 of $0.2 million). . . . . . . . . .      (0.4)         --            (0.4)
Adjustment to deferred policy
 acquisition costs and present value
 of future profits (net of deferred
 income tax benefit of $6.7 million)     (12.5)         --           (12.5)
                                        ------       -----          ------
Net unrealized gains (losses). . . .      10.0          --            10.0
Net accumulated gains(losses) on cash
 flow hedges (net of deferred income
 tax benefit of $0.8 million). . . .        --       $(1.5)           (1.5)
                                        ------       -----          ------
Balance at December 31, 2002 . . . .    $ 22.9       $(1.5)         $ 21.4
                                        ======       =====          ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Net unrealized investment gains (losses), included in the consolidated balance sheet as a component of shareholder's equity, are summarized as follows:



                                                      2002     2001     2000
                                                     -------  -------  --------
                                                          (in millions)
Balance, end of year comprises:
 Unrealized investment gains (losses) on:
   Fixed maturities. . . . . . . . . . . . . . . .   $ 62.0   $ 20.6    ($7.0)
   Equity investments. . . . . . . . . . . . . . .      0.8      1.0      1.0
   Derivatives and other . . . . . . . . . . . . .     (0.9)     5.2      0.3
                                                     ------   ------    -----
Total. . . . . . . . . . . . . . . . . . . . . . .     61.9     26.8     (5.7)
Amounts of unrealized investment (gains) losses
 attributable to:
 Deferred policy acquisition cost and present value
  of future profits. . . . . . . . . . . . . . . .    (26.2)    (7.1)     2.1
 Deferred federal income taxes . . . . . . . . . .    (12.8)    (6.8)     1.4
                                                     ------   ------    -----
Total. . . . . . . . . . . . . . . . . . . . . . .    (39.0)   (13.9)     3.5
                                                     ------   ------    -----
Net unrealized investment gains (losses) . . . . .   $ 22.9   $ 12.9    ($2.2)
                                                     ======   ======    =====



(c)  Statutory Results

The Company adopted the new codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribe statutory accounting practices and results in changes to the accounting practices that the Company and its domestic life insurance subsidiary use to prepare their statutory-basis financial statements.

The Company and its domestic insurance subsidiary prepare their statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the state of domicile. For the Company, the Commonwealth of Massachusetts only recognizes statutory accounting practices prescribed or permitted by Massachusetts insurance regulations and laws. The National Association of Insurance Commissioners' "Accounting Practices and Procedures" manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by Massachusetts. The Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices.

Statutory net income and surplus include the accounts of the Company and its wholly-owned subsidiary, Investors Partners Life Insurance Company.



                                                       2002     2001     2000
                                                      -------  ------  --------
                                                           (in millions)
Statutory net income. . . . . . . . . . . . . . . .   $ 61.4   $ 13.1   $ 26.6
Statutory surplus . . . . . . . . . . . . . . . . .    682.3    647.0    527.2



Massachusetts has enacted laws governing the payment of dividends by insurers. Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned funds without the prior approval of Massachusetts Commissioner of Insurance. Massachusetts law also limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Commonwealth of Massachusetts Insurance Commissioner, to the greater of (i) 10% of its statutory policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year, if such insurer is a life company.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 9 - Segment Information

The Company's reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets or distribution channels.

Protection Segment. Offers a variety of individual life insurance, including participating whole life, term life, universal life and variable life insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, direct marketing and the Internet.

Asset Gathering Segment. Offers individual fixed and variable annuities. This segment distributes its products through distribution channels including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

The accounting policies of the segments are the same as those described in the summary of significant accounting policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

Management of the Company evaluates performance based on segment after-tax operating income, which excludes the effect of net realized investment and other gains (losses) and unusual or non-recurring events and transactions. Segment after-tax operating income is determined by adjusting GAAP net income for net realized investment and other gains (losses), including gains and losses on disposals of businesses and certain other items which management believes are not indicative of overall operating trends. While these items may be significant components in understanding and assessing the Company's financial performance, management believes that the presentation of after-tax operating income enhances its understanding of the Company's results of operations by highlighting net income attributable to the normal, recurring operations of the business.

Amounts reported as segment adjustments in the tables below primarily relate to:
(i) certain net realized investment and other gains (losses), net of related amortization adjustment for deferred policy acquisition costs; (ii) benefits to policyholders and expenses incurred relating to the settlement of a class action lawsuit against the Company involving certain individual life insurance policies sold from 1979 through 1996; (iii) restructuring costs related to our distribution systems and retail operations; (iv) the surplus tax on mutual life insurance companies that was allocated by John Hancock to the Company; (v) a charge for certain one time costs associated with John Hancock's demutualization process; and (vi) cumulative effect of an accounting change.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The following table summarizes selected financial information by segment for the year ended or as of December 31 and reconciles segment revenues and segment after-tax operating income to amounts reported in the consolidated statements of income:



                                                        Asset
Year ended December 31, 2002              Protection  Gathering   Consolidated
----------------------------------------  ----------  ---------  --------------
                                                     (in millions)
Revenues:
 Revenue from external customers. . . .   $   384.2   $   31.6     $   415.8
 Net investment income. . . . . . . . .       266.8        3.3         270.1
                                          ---------   --------     ---------
 Segment revenues . . . . . . . . . . .   $   651.0   $   34.9     $   685.9
 Net realized investment and other gains
  (losses). . . . . . . . . . . . . . .       (20.4)      (0.4)        (20.8)
                                          ---------   --------     ---------
 Revenues . . . . . . . . . . . . . . .   $   630.6   $   34.5     $   665.1
                                          =========   ========     =========
Net Income:
 Segment after-tax operating income . .       140.2       (8.1)        132.1
 Net realized investment and other gains
  (losses). . . . . . . . . . . . . . .       (12.9)      (0.2)        (13.1)
 Class action lawsuit . . . . . . . . .        (4.5)        --          (4.5)
 Restructuring charges. . . . . . . . .         0.3         --           0.3
                                          ---------   --------     ---------
 Net income . . . . . . . . . . . . . .   $   123.1   $   (8.3)    $   114.8
                                          =========   ========     =========
Supplemental Information:
 Equity in net income of investees
  accounted for by the equity method. .   $     4.2   $     --     $     4.2
 Amortization of deferred policy
  acquisition costs . . . . . . . . . .        28.8       31.2          60.0
 Income tax expense . . . . . . . . . .        65.3       (6.9)         58.4
 Segment assets . . . . . . . . . . . .   $10,325.3   $1,516.2     $11,841.5
Net Realized Investment and Other Gains
 (Losses) Data:
 Net realized investment and other gains
  (losses). . . . . . . . . . . . . . .   $   (27.9)  $   (0.4)    $   (28.3)
 Less amortization of deferred policy
  acquisition costs related to net
  realized investment and other gains
  (losses). . . . . . . . . . . . . . .         7.5         --           7.5
                                          ---------   --------     ---------
 Net realized investment and other gains
  (losses), net of related amortization
  of deferred policy acquisition costs -
  per consolidated financial statements       (20.4)      (0.4)        (20.8)
 Less income tax effect . . . . . . . .         7.5        0.2           7.7
                                          ----------  ---------  ------------
 Net realized investment and other gains
  (losses), net-after-tax adjustment
  made to calculate segment operating
  income. . . . . . . . . . . . . . . .   $   (12.9)  $   (0.2)    $   (13.1)
                                          =========   ========     =========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                        Asset
Year ended December 31, 2001              Protection  Gathering   Consolidated
----------------------------------------  ----------  ---------  --------------
                                                     (in millions)
Revenues:
 Revenues from external customers . . .   $  385.1    $   64.4     $   449.5
 Net investment income. . . . . . . . .      229.2        (2.2)        227.0
                                          --------    --------     ---------
 Segment revenues . . . . . . . . . . .   $  614.3    $   62.2     $   676.5
 Net realized investment and other gains
  (losses). . . . . . . . . . . . . . .       (9.0)         --          (9.0)
                                          --------    --------     ---------
 Revenues . . . . . . . . . . . . . . .   $  605.3    $   62.2     $   667.5
                                          ========    ========     =========
Net Income:
 Segment after-tax operating income . .   $  130.0    $   22.2     $   152.2
 Net realized investment and other gains
  (losses). . . . . . . . . . . . . . .       (5.6)         --          (5.6)
 Surplus tax. . . . . . . . . . . . . .        9.1          --           9.1
 Class action lawsuit . . . . . . . . .       (9.2)         --          (9.2)
 Cumulative effect of accounting change,
  net of tax. . . . . . . . . . . . . .       (1.6)         --          (1.6)
                                          --------    --------     ---------
 Net income . . . . . . . . . . . . . .   $  122.7    $   22.2     $   144.9
                                          ========    ========     =========
Supplemental Information:
 Equity in net income of investees
  accounted for by the equity method. .   $    2.7          --     $     2.7
 Amortization of deferred policy
  acquisition costs . . . . . . . . . .       46.6        20.5          67.1
 Income tax expense . . . . . . . . . .       54.8         7.4          62.2
 Segment assets . . . . . . . . . . . .   $9,995.5    $1,717.7     $11,713.2
Net Realized Investment and Other Gains
 (Losses) Data:
 Net realized investment and other gains
  (losses). . . . . . . . . . . . . . .   $  (10.5)         --     $   (10.5)
 Less amortization of deferred policy
  acquisition costs related to net
  realized investment and other gains
  (losses). . . . . . . . . . . . . . .        1.5          --           1.5
                                          --------    --------     ---------
 Net realized investment and other gains
  (losses), net of related amortization
  of deferred policy acquisition costs -
  per consolidated financial statements       (9.0)         --          (9.0)
 Less income tax effect . . . . . . . .        3.4          --           3.4
                                          --------    --------     ---------
 Net realized investment and other gains
  (losses), net-after-tax adjustment
  made to calculate segment operating
  income. . . . . . . . . . . . . . . .   $   (5.6)         --     $    (5.6)
                                          ========    ========     =========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                        Asset
Year ended December 31, 2000              Protection  Gathering   Consolidated
----------------------------------------  ----------  ---------  --------------
Revenues:
 Revenues from external customers . . .   $  314.9    $   51.0     $   365.9
 Net investment income. . . . . . . . .      215.9        (2.5)        213.4
 Segment revenues . . . . . . . . . . .   $  530.8    $   48.5     $   579.3
 Net realized investment and other gains
  (losses), net . . . . . . . . . . . .      (10.6)         --         (10.6)
                                          --------    --------     ---------
 Revenues . . . . . . . . . . . . . . .   $  520.2    $   48.5     $   568.7
                                          ========    ========     =========
Net Income:
 Segment after-tax operating income . .       96.0         6.3         102.3
 Net realized investment and other gains
  (losses), net . . . . . . . . . . . .       (6.8)         --          (6.8)
 Surplus tax. . . . . . . . . . . . . .        5.4         0.2           5.6
 Other demutualization related costs. .       (0.5)       (0.1)         (0.6)
 Restructuring charges. . . . . . . . .       (1.1)         --          (1.1)
                                          --------    --------     ---------
 Net income . . . . . . . . . . . . . .   $   93.0    $    6.4     $    99.4
                                          ========    ========     =========
Supplemental Information:
 Equity in net income of investees
  accounted for by the equity method. .   $    1.3          --     $     1.3
 Amortization of deferred policy
  acquisition costs . . . . . . . . . .       17.6        16.4          34.0
 Income tax expense . . . . . . . . . .       40.7         3.1          43.8
 Segment assets . . . . . . . . . . . .   $9,326.9    $2,867.8     $12,194.7
Net Realized Investment and Other Gains
 (Losses) Data:
 Net realized investment and other
  losses. . . . . . . . . . . . . . . .   $  (14.4)         --     $   (14.4)
 Less amortization of deferred policy
  acquisition costs related to net
  realized investment and other gains
  (losses). . . . . . . . . . . . . . .        3.8          --           3.8
                                          --------    --------     ---------
 Net realized investment and other gains
  (losses), net of related amortization
  of deferred policy acquisition costs -
  per consolidated financial statements      (10.6)         --         (10.6)
 Less income tax effect . . . . . . . .        3.8          --           3.8
                                          --------    --------     ---------
 Net realized investment and other gains
  (losses), net-after-tax adjustment
  made to calculate segment operating .   $   (6.8)         --     $    (6.8)
                                          --------    --------     ---------



The Company operates only in the United States. The Company has no reportable major customers and revenues are attributed to countries based on the location of customers.


Note 10 - Fair Value of Financial Instruments

The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company's financial instruments. The aggregate fair value amounts presented herein do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company's business or financial condition based on the fair value information presented herein.

The following methods and assumptions were used by the Company to determine the fair values of financial instruments:

Fair values for publicly traded fixed maturities (including redeemable preferred stocks) are obtained from an independent pricing service. Fair values for private placement securities and fixed maturities not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. Quarterly, reviews are performed on the entire fixed maturity portfolio to assess credit quality, including reviews of all impairments with the Parent Company's Committee of Finance, a sub-committee of the Board of Directors. At the end of each quarter an Investment Review Committee reviews all securities trading below ninety cents on the dollar to determine whether impairments need to be recorded. The results of these quarterly analyses are reviewed by the Parent Company's Committee of Finance.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The fair value for equity securities is based on quoted market prices.

The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations. Fair values for impaired mortgage loans are measured based either on the present value of expected future cash flows discounted at the loan's effective interest rate or the fair value of the underlying collateral for loans that are collateral dependent.

The carrying amount in the balance sheet for policy loans, short-term investments and cash and cash equivalents approximates their respective fair values.

The fair value for fixed-rate deferred annuities is the cash surrender value, which represents the account value less applicable surrender charges. Fair values for immediate annuities without life contingencies are estimated based on discounted cash flow calculations using current market rates.

The Company's derivatives include futures contracts, interest rate swap, cap and floor agreements, currency rate swap agreements and equity collar agreements. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the financial futures contracts and brokerage quotes that utilize pricing models or formulas using current assumptions for all swaps and other agreements.

The fair value for commitments approximates the amount of the initial commitment.

The following tables present the carrying amounts and fair values of the Company's financial instruments:



                                                    December 31,
                                       --------------------------------------
                                              2002                2001
                                       ------------------  ------------------
                                       Carrying    Fair    Carrying     Fair
                                        Value     Value     Value      Value
                                       --------  --------  --------  ----------
                                                   (in millions)
Assets:
 Fixed maturities:
   Held-to-maturity. . . . . . . . .   $   83.8  $   83.3  $   83.7   $   82.1
   Available-for-sale. . . . . . . .    3,011.3   3,011.3   2,412.5    2,412.5
 Equity securities:
   Available-for-sale. . . . . . . .       11.9      11.9      13.1       13.1
 Mortgage loans on real estate . . .      668.4     718.8     580.9      604.3
 Policy loans. . . . . . . . . . . .      359.4     359.4     352.0      352.0
 Short-term investments. . . . . . .        0.1       0.1        --         --
 Cash and cash equivalents . . . . .      202.9     202.9     115.4      115.4
Derivatives:
 Interest rate swap agreements . . .        3.7       3.7       8.8        8.8
 Interest rate cap agreements. . . .        1.4       1.4       3.5        3.5
 Interest rate floor agreements. . .       14.2      14.2       4.5        4.5
 Currency rate swap agreements . . .         --        --       0.4        0.4
 Equity collar agreements. . . . . .        0.3       0.3       0.8        0.8
Liabilities:
 Fixed rate deferred and immediate
  annuities. . . . . . . . . . . . .   $  203.6  $  186.7  $   53.1   $   50.3
Derivatives:
 Interest rate swap agreements . . .       59.0      59.0      13.2       13.2
 Currency rate swap agreements . . .         --        --       0.1        0.1
Commitments. . . . . . . . . . . . .         --      93.3        --       57.1

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 11 - Value of Business Acquired

The Company's purchased intangible assets include the value of business acquired
(VOBA). The present value of estimated future profits of insurance policies in force related to businesses acquired is recorded as VOBA.

The following tables set forth certain summarized financial information relating to the Company's VOBA as of the dates and periods indicated.



                                                   Accumulated
                                                   Amortization
                                   Gross Carrying   and Other     Net Carrying
                                       Amount        Changes         Amount
                                   --------------  ------------  --------------
                                                 (in millions)

December 31, 2002
Amortizable intangible assets:
 VOBA. . . . . . . . . . . . . .       $25.0         $(19.0)          $6.0
December 31, 2001
Amortizable intangible assets:
 VOBA. . . . . . . . . . . . . .        25.0          (17.8)           7.2





                                           For the Years Ended December 31,
                                              2002         2001        2000
                                          ------------  ----------  -----------
Aggregate amortization expense                       (in millions)
VOBA amortization, net of tax of $0.4
 million,  $0.6 million and $0.5
 million, respectively. . . . . . . . .       $0.7         $1.0        $0.9





                                                     Tax Effect   Net Expense
                                                     ----------  -------------
Estimated future aggregate amortization expense
for the years ended December 31,                          (in millions)
2003 . . . . . . . . . . . . . . . . . . . . . . .      $0.3         $0.5
2004 . . . . . . . . . . . . . . . . . . . . . . .      $0.2         $0.5
2005 . . . . . . . . . . . . . . . . . . . . . . .      $0.2         $0.4
2006 . . . . . . . . . . . . . . . . . . . . . . .      $0.2         $0.4
2007 . . . . . . . . . . . . . . . . . . . . . . .      $0.2         $0.4

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The changes in the carrying value of VOBA, presented for each business segment, for the periods indicated, are as follows:



                                                        Asset
                                          Protection  Gathering   Consolidated
                                          ----------  ---------  --------------
                                                     (in millions)
VOBA balance at January 1, 2001 . . . .     $11.6         --         $11.6
Amortization and other changes during
 2001:
 Amortization . . . . . . . . . . . . .      (1.6)        --          (1.6)
 Adjustment to unrealized gains on
  securities available-for-sale . . . .      (2.8)        --          (2.8)
                                            -----         -          -----
VOBA balance at December 31, 2001 . . .     $ 7.2         --         $ 7.2
                                            =====         =          =====





                                                        Asset
                                          Protection  Gathering   Consolidated
                                          ----------  ---------  --------------
                                                     (in millions)
VOBA balance at January 1, 2002 . . . .     $ 7.2         --         $ 7.2
Amortization and other changes during
 2002:
 Amortization . . . . . . . . . . . . .      (1.1)        --          (1.1)
 Adjustment to unrealized gains on
  securities available-for-sale . . . .      (0.1)        --          (0.1)
                                            -----         -          -----
VOBA balance at December 31, 2002 . . .     $ 6.0         --         $ 6.0
                                            =====         =          =====

               Report of Ernst & Young LLP, Independent Auditors


To the Policyholders of
John Hancock Variable Life Account U of the
  John Hancock Variable Life Insurance Company

We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account U (the Account) (comprising of, respectively, the Large Cap Growth, Active Bond, International Equity Index, Small Cap Growth, Global Balanced, Multi Cap Growth (formerly Mid Cap Growth), Large Cap Value, Money Market, Small/Mid Cap Growth, Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Equity, International Opportunities, Equity Index, Global Bond, Emerging Markets Equity, Bond Index, Small/Mid Cap CORE, High Yield Bond, Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Clifton Enhanced US Equity, Large Cap Aggressive Growth, Fundamental Growth, AIM V.I. Premier Equity (formerly AIM V.I.Value), Fidelity VIP Growth, Fidelity VIP Contrafund, Janus Aspen Global Technology, Janus Aspen Worldwide Growth, MFS New Discovery Series, Templeton International, V.A Relative Value, V.A. Financial Industries, V.A. Strategic Income, Health Sciences Fund, Large Cap Value CORE, Fundamental Value (formerly Large/Mid Cap Value), Small Cap Value, AIM V.I. Growth, MFS Investors Growth Stock, MFS Research Series, AIM V.I. Capital Development, CSI Equity, and Fidelity VIP II Overseas Subaccounts) as of December 31, 2002, and the related statements of operations and changes in net assets for each of the periods indicated therein.
 These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.


We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account U at December 31, 2002, the results of their operations and the changes in their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.


                                                           /s/ ERNST & YOUNG LLP


Boston, Massachusetts
February 6, 2003

                      John Hancock Variable Life Account U

                      Statement of Assets and Liabilities

                               December 31, 2002


                                                    International
                         Large Cap       Active        Equity       Small Cap      Global
                           Growth         Bond          Index        Growth       Balanced
                         Subaccount    Subaccount    Subaccount    Subaccount    Subaccount
                         ----------    ----------   -------------  ----------    ----------
Assets
Investment in shares
 of portfolios of:
John Hancock Variable
 Series Trust I,
 at value . . . . . .   $ 80,881,650  $260,786,552   $15,581,896   $10,586,348   $1,452,664
Policy loans and
 accrued interest . .     21,221,271    65,499,360     2,927,255            --           --
Receivable from
 portfolio/JHLICO . .             --            --            --            --           --
                        ------------  ------------   -----------   -----------   ----------
Total assets. . . . .    102,102,921   326,285,912    18,509,151    10,586,348    1,452,664
Liabilities
Payable to
 portfolio/JHVLICO. .             --            --            --            --           --
                        ------------  ------------   -----------   -----------   ----------
Total liabilities . .             --            --            --            --           --
                        ------------  ------------   -----------   -----------   ----------
                        $102,102,921  $326,285,912   $18,509,151   $10,586,348   $1,452,664
                        ============  ============   ===========   ===========   ==========
Net assets:
In accumulation . . .   $102,102,921  $326,285,912   $18,509,151   $10,586,348   $1,452,664
                        ------------  ------------   -----------   -----------   ----------
Total net assets. . .   $102,102,921  $326,285,912   $18,509,151   $10,586,348   $1,452,664
                        ============  ============   ===========   ===========   ==========
Units outstanding . .        218,067       517,887       233,459     1,024,562      137,701
                        ============  ============   ===========   ===========   ==========
Unit value (in
 accumulation). . . .   $     468.22  $     630.03   $     79.28   $     10.33   $    10.55
                        ============  ============   ===========   ===========   ==========



                           Multi        Large                    Small/Mid       Real
                            Cap          Cap         Money          Cap         Estate
                          Growth        Value        Market       Growth        Equity
                        Subaccount   Subaccount    Subaccount   Subaccount    Subaccount
                        ----------   ----------    ----------   ----------   -------------
Assets
Investment in shares
 of portfolios of:
John Hancock Variable
 Series Trust I,
 at value . . . . . .   $14,413,320  $19,253,268  $ 93,736,265  $12,153,878   $19,188,623
Policy loans and
 accrued interest . .            --           --    16,059,311           --     3,136,923
Receivable from
 portfolio/JHLICO . .            --           --            --           --            --
                        -----------  -----------  ------------  -----------   -----------
Total assets. . . . .    14,413,320   19,253,268   109,795,576   12,153,878    22,325,546
Liabilities
Payable to
 portfolio/JHVLICO. .            --           --            --           --            --
                        -----------  -----------  ------------  -----------   -----------
Total liabilities . .            --           --            --           --            --
                        -----------  -----------  ------------  -----------   -----------
                        $14,413,320  $19,253,268  $109,795,576  $12,153,878   $22,325,546
                        ===========  ===========  ============  ===========   ===========
Net assets:
In accumulation . . .   $14,413,320  $19,253,268  $109,795,576  $12,153,878   $22,325,546
                        -----------  -----------  ------------  -----------   -----------
Total net assets. . .   $14,413,320  $19,253,268  $109,795,576  $12,153,878   $22,325,546
                        ===========  ===========  ============  ===========   ===========
Units outstanding . .     1,493,320    1,204,247     2,431,692      700,636       604,393
                        ===========  ===========  ============  ===========   ===========
Unit value (in
 accumulation). . . .   $      9.65  $     15.99  $      45.34  $     17.35   $     36.94
                        ===========  ===========  ============  ===========   ===========



See accompanying notes.

                      John Hancock Variable Life Account U

                               December 31, 2002


                          Growth &                  Short-Term  Small Cap    International
                           Income       Managed        Bond       Equity     Opportunities
                         Subaccount    Subaccount   Subaccount  Subaccount    Subaccount
                        ------------  ------------  ----------  ----------  ---------------
Assets
Investment in shares
 of portfolios of:
John Hancock Variable
 Series Trust I,
 at value . . . . . .   $559,852,198  $315,885,164  $5,330,723  $4,563,779    $4,509,379
Policy loans and
 accrued interest . .    181,898,660    84,577,767          --          --            --
Receivable from
 portfolio/JHVLICO. .             --            --          --          --            --
                        ------------  ------------  ----------  ----------    ----------
Total assets. . . . .    741,750,858   400,462,931   5,330,723   4,563,779     4,509,379
Liabilities
Payable to
 portfolio/JHVLICO. .             --            --          --          --            --
                        ------------  ------------  ----------  ----------    ----------
Total liabilities . .             --            --          --          --            --
                        ------------  ------------  ----------  ----------    ----------
                        $741,750,858  $400,462,931  $5,330,723  $4,563,779    $4,509,379
                        ============  ============  ==========  ==========    ==========
Net assets:
In accumulation . . .   $741,750,858  $400,462,931  $5,330,723  $4,563,779    $4,509,379
                        ------------  ------------  ----------  ----------    ----------
Total net assets. . .   $741,750,858  $400,462,931  $5,330,723  $4,563,779    $4,509,379
                        ============  ============  ==========  ==========    ==========
Units outstanding . .        147,706     1,520,148     329,065     594,627       509,146
                        ============  ============  ==========  ==========    ==========
Unit value (in
 accumulation). . . .   $   5,021.81  $     263.44  $    16.20  $     7.68    $     8.86
                        ============  ============  ==========  ==========    ==========



                                                                     Emerging
                                            Equity       Global      Markets
                                             Index        Bond        Equity
                                          Subaccount   Subaccount   Subaccount
                                          -----------  ----------  ------------
Assets
Investment in shares of portfolios of:
John Hancock Variable Series Trust I,
 at value . . . . . . . . . . . . . . .   $31.452,857  $3,833,234   $1,942,425
Policy loans and accrued interest . . .            --          --           --
Receivable from portfolio/JHLICO. . . .            --          --           --
                                          -----------  ----------   ----------
Total assets. . . . . . . . . . . . . .    31.452,857   3,833,234    1,942,425
Liabilities
Payable to portfolio/JHVLICO. . . . . .            --          --           --
                                          -----------  ----------   ----------
Total liabilities . . . . . . . . . . .            --          --           --
                                          -----------  ----------   ----------
                                          $31.452,857  $3,833,234   $1,942,425
                                          ===========  ==========   ==========
Net assets:
In accumulation . . . . . . . . . . . .   $31.452,857  $3,833,234   $1,942,425
                                          -----------  ----------   ----------
Total net assets. . . . . . . . . . . .   $31.452,857  $3,833,234   $1,942,425
                                          ===========  ==========   ==========
Units outstanding . . . . . . . . . . .     2.200,863     242,670      284,556
                                          ===========  ==========   ==========
Unit value (in accumulation). . . . . .   $     14.29  $    15.80   $     6.83
                                          ===========  ==========   ==========



See accompanying notes.

                      John Hancock Variable Life Account U

                               December 31, 2002


                                                      High       Turner        Brandes
                           Bond     Small/Mid Cap    Yield        Core      International
                          Index         CORE          Bond       Growth        Equity
                        Subaccount   Subaccount    Subaccount  Subaccount    Subaccount
                        ----------  -------------  ----------  ----------  ---------------
Assets
Investment in shares
 of portfolios of:
John Hancock Variable
 Series Trust I, at
 value. . . . . . . .   $7,285,835   $2,480,399    $2.903,381   $     --      $     --
Outside Trust, at
 value. . . . . . . .           --           --            --    248,441       691,651
Receivable from
 portfolio/JHLICO . .           --           --            --         --            --
                        ----------   ----------    ----------   --------      --------
Total assets. . . . .    7,285,835    2,480,399     2,903,381    248,441       691,651
Liabilities
Payable to
 portfolio/JHVLICO. .           --           --            --         --            --
                        ----------   ----------    ----------   --------      --------
Total liabilities . .           --           --            --         --            --
                        ----------   ----------    ----------   --------      --------
                        $7,285,835   $2,480,399    $2,903,381   $248,441      $691,651
                        ----------   ==========    ==========   ========      ========
Net assets:
In accumulation . . .   $7,285,835   $2,480,399    $2,903,381   $248,441      $691,651
                        ----------   ----------    ----------   --------      --------
Total net assets. . .   $7,285,835   $2,480,399    $2,903,381   $248,441      $691,651
                        ==========   ==========    ==========   ========      ========
Units outstanding . .      531,588      258,897       332,426     19,180        53,002
                        ==========   ==========    ==========   ========      ========
Unit value (in
 accumulation). . . .   $    13.71   $     9.58    $     8.73   $  12.95      $  13.05
                        ==========   ==========    ==========   ========      ========



                          Frontier     Clifton    Large Cap                  AIM V.I.
                          Capital      Enhanced   Aggessive   Fundamental    Premier
                        Appreciation  US Equity     Growth      Growth        Equity
                         Subaccount   Subaccount  Subaccount  Subaccount    Subaccount
                        ------------  ----------  ----------  -----------  ------------
Assets
Investment in shares
 of portfolios of:
John Hancock Variable
 Series Trust I, at
 value. . . . . . . .     $     --     $     --    $341,428    $356,004     $       --
Outside Trust, at
 value. . . . . . . .      951,869      135,794          --          --      1,254,788
Receivable from
 portfolio/JHLICO . .           --           --          --          --             --
                          --------     --------    --------    --------     ----------
Total assets. . . . .      951,869      135,794     341,428     356,004      1,254,788
Liabilities
Payable to
 portfolio/JHVLICO. .           --           --          --          --             --
                          --------     --------    --------    --------     ----------
Total liabilities . .           --           --          --          --             --
                          --------     --------    --------    --------     ----------
                          $951,869     $135,794    $341,428    $356,004     $1,254,788
                          ========     ========    ========    ========     ==========
Net assets:
In accumulation . . .     $951,869     $135,794    $341,428    $356,004     $1,254,788
                          --------     --------    --------    --------     ----------
Total net assets. . .     $951,869     $135,794    $341,428    $356,004     $1,254,788
                          ========     ========    ========    ========     ==========
Units outstanding . .       56,765       17,738      59,739      50,276         60,529
                          ========     ========    ========    ========     ==========
Unit value (in
 accumulation). . . .     $  16.77     $   7.66    $   5.72    $   7.08     $    20.73
                          ========     ========    ========    ========     ==========



See accompanying notes.

                      John Hancock Variable Life Account U

                               December 31, 2002



                         Fidelity    Fidelity   Janus Aspen  Janus Aspen    MFS New
                           VIP         VIP        Global      Worldwide    Discovery
                          Growth    Contrafund  Technology     Growth        Series
                        Subaccount  Subaccount  Subaccount   Subaccount    Subaccount
                        ----------  ----------  -----------  -----------  ------------
Assets
Investment in shares
 of portfolios of:
Outside Trust, at
 value. . . . . . . .   $1,659,966  $2,132,183   $421,492     $703,604      $618,824
Receivable from
 portfolio/JHLICO . .           --          --         --           --            --
                        ----------  ----------   --------     --------      --------
Total assets. . . . .    1,659,966   2,132,183    421,492      703,604       618,824
Liabilities
Payable to
 portfolio/JHVLICO. .           --          --         --           --            --
                        ----------  ----------   --------     --------      --------
Total liabilities . .           --          --         --           --            --
                        ----------  ----------   --------     --------      --------
                        $1,659,966  $2,132,183   $421,492     $703,604      $618,824
                        ==========  ==========   ========     ========      ========
Net assets:
In accumulation . . .   $1,659,966  $2,132,183   $421,492     $703,604      $618,824
                        ----------  ----------   --------     --------      --------
Total net assets. . .   $1,659,966  $2,132,183   $421,492     $703,604      $618,824
                        ==========  ==========   ========     ========      ========
Units outstanding . .       33,460      84,932    168,083      146,517        54,887
                        ==========  ==========   ========     ========      ========
Unit value (in
 accumulation). . . .   $    49.61  $    25.10   $   2.51     $   4.80      $  11.27
                        ==========  ==========   ========     ========      ========


                                                          V.A.         V.A
                                          Templeton     Relative    Financial
                                        International    Value      Industries
                                         Subaccount    Subaccount   Subaccount
                                        -------------  ----------  ------------
Assets
Investment in shares of portfolios of:
John Hancock Declaration Trust, at
 value. . . . . . . . . . . . . . . .      $    --      $314,857     $497,342
Outside Trust, at value . . . . . . .       98,334            --           --
Receivable from portfolio/JHLICO. . .           --            --           --
                                           -------      --------     --------
Total assets. . . . . . . . . . . . .       98,334       314,857      497,342
Liabilities
Payable to portfolio/JHVLICO. . . . .           --            --           --
                                           -------      --------     --------
Total liabilities . . . . . . . . . .           --            --           --
                                           -------      --------     --------
                                           $98,334      $314,857     $497,342
                                           =======      ========     ========
Net assets:
In accumulation . . . . . . . . . . .      $98,334      $314,857     $497,342
                                           -------      --------     --------
Total net assets. . . . . . . . . . .      $98,334      $314,857     $497,342
                                           =======      ========     ========
Units outstanding . . . . . . . . . .        5,716        30,818       39,498
                                           =======      ========     ========
Unit value (in accumulation). . . . .      $ 17.20      $  10.22     $  12.59
                                           =======      ========     ========



See accompanying notes.

                      John Hancock Variable Life Account U

                               December 31, 2002



                           V.A.       Health
                        Strategic    Sciences   Large Cap   Fundamental   Small Cap
                          Income       Fund     Value CORE     Value        Value
                        Subaccount  Subaccount  Subaccount  Subaccount    Subaccount
                        ----------  ----------  ----------  -----------  ------------
Assets
Investment in shares
 of portfolios of:
John Hancock
 Declaration Trust, at
 value. . . . . . . .    $277,302    $     --    $     --   $       --    $       --
John Hancock Variable
 Series Trust I, at
 value. . . . . . . .          --     753,943     452,738    7,196,883     3,077,646
Receivable from
 portfolio/JHLICO . .          49          --          --           --            --
                         --------    --------    --------   ----------    ----------
Total assets. . . . .     277,351     753,943     452,738    7,196,883     3,077,646
Liabilities
Payable to
 portfolio/JHVLICO. .          --          --          --           --            --
                         --------    --------    --------   ----------    ----------
Total liabilities . .          --          --          --           --            --
                         --------    --------    --------   ----------    ----------
                         $277,351    $753,943    $452,738   $7,196,883    $3,077,646
                         ========    ========    ========   ==========    ==========
Net assets:
In accumulation . . .    $277,351    $753,943    $452,738   $7,196,883    $3,077,646
                         --------    --------    --------   ----------    ----------
Total net assets. . .    $277,351    $753,943    $452,738   $7,196,883    $3,077,646
                         ========    ========    ========   ==========    ==========
Units outstanding . .      18,630      96,012      53,380      587,230       195,859
                         ========    ========    ========   ==========    ==========
Unit value (in
 accumulation). . . .    $  14.89    $   7.85    $   8.48   $    12.26    $    15.71
                         ========    ========    ========   ==========    ==========



                         AIM V.I.   MFS Investors  MFS Research   AIM V.I. Capital
                          Growth    Growth Stock      Series        Development
                        Subaccount   Subaccount     Subaccount       Subaccount
                        ----------  -------------  ------------  ------------------
Assets
Investment in shares
 of portfolios of:
Outside Trust, at
 value. . . . . . . .    $167,619     $300,587       $178,476         $64,142
Receivable from
 portfolio/JHLICO . .          --           --             --              --
                         --------     --------       --------         -------
Total assets. . . . .     167,619      300,587        178,476          64,142
Liabilities
Payable to
 portfolio/JHVLICO. .          --           --             --              --
                         --------     --------       --------         -------
Total liabilities . .          --           --             --              --
                         --------     --------       --------         -------
                         $167,619     $300,587       $178,476         $64,142
                         ========     ========       ========         =======
Net assets:
In accumulation . . .    $167,619     $300,587       $178,476         $64,142
                         --------     --------       --------         -------
Total net assets. . .    $167,619     $300,587       $178,476         $64,142
                         ========     ========       ========         =======
Units outstanding . .      11,690       41,622         12,670           8,538
                         ========     ========       ========         =======
Unit value (in
 accumulation). . . .    $  14.34     $   7.22       $  14.09         $  7.51
                         ========     ========       ========         =======



See accompanying notes.

                      John Hancock Variable Life Account U

                               December 31, 2002


                                                                     Fidelity
                                                          CSI         VIP II
                                                         Equity      Overseas
                                                       Subaccount   Subaccount
                                                       ----------  ------------
Assets
Investment in shares of portfolios of:
Outside Trust, at value. . . . . . . . . . . . . . .   $1,915,313    $67,597
Receivable from portfolio/JHVLICO. . . . . . . . . .           --         --
                                                       ----------    -------
Total assets . . . . . . . . . . . . . . . . . . . .    1,915,313     67,597
Liabilities
Payable to portfolio/JHVLICO . . . . . . . . . . . .           --         --
                                                       ----------    -------
Total liabilities. . . . . . . . . . . . . . . . . .           --         --
                                                       ----------    -------
                                                       $1,915,313    $67,597
                                                       ==========    =======
Net assets:
In accumulation. . . . . . . . . . . . . . . . . . .   $1,915,313    $67,597
                                                       ----------    -------
Total net assets . . . . . . . . . . . . . . . . . .   $1,915,313    $67,597
                                                       ==========    =======
Units outstanding. . . . . . . . . . . . . . . . . .      192,881      3,504
                                                       ==========    =======
Unit value (in accumulation) . . . . . . . . . . . .   $     9.93    $ 19.29
                                                       ==========    =======



See accompanying notes.

                      John Hancock Variable Life Account U

                            Statements of Operations

                        For the years ended December 31,


                                                     Large Cap Growth                             Active Bond
                                                        Subaccount                                Subaccount
                                        ------------------------------------------   --------------------------------------
                                            2002           2001           2000          2002          2001          2000
                                        -------------  -------------  -------------  ------------  -----------  -------------
Investment Income:
 Distributions received from net
  investment income of the underlying
  portfolio . . . . . . . . . . . . .   $    307,274   $    215,685   $ 21,798,840   $13,179,657   $14,709,310   $15,313,198
 Interest on policy loans . . . . . .      1,588,443      1,732,312      1,608,804     4,770,547     4,683,009     4,341,054
                                        ------------   ------------   ------------   -----------   -----------   -----------
Total investment income . . . . . . .      1,895,717      1,947,997     23,407,644    17,950,204    19,392,319    19,654,252
Expenses:
 Mortality and expense risk . . . . .        635,299        772,251      1,025,547     1,118,199     1,083,905     1,538,692
                                        ------------   ------------   ------------   -----------   -----------   -----------
Net investment income . . . . . . . .      1,260,418      1,175,746     22,382,097    16,832,005    18,308,414    18,115,560
Realized gains (losses) on
 investments:
 Realized gains (losses) on sale of
  portfolio shares  . . . . . . . . .     (3,483,575)       122,209      6,354,615      (668,042)      254,697       234,368
 Distributions received from realized
  capital gains of the underlying
  portfolio . . . . . . . . . . . . .             --             --             --       706,411            --            --
                                        ------------   ------------   ------------   -----------   -----------   -----------
Realized gains (losses) . . . . . . .     (3,483,575)       122,209      6,354,615        38,369       254,697       234,368
Change in unrealized appreciation
 (depreciation) during the year . . .    (27,948,617)   (24,654,732)   (58,311,265)    4,585,994     2,474,513     7,954,643
                                        ------------   ------------   ------------   -----------   -----------   -----------
Net increase (decrease) in net assets
 resulting from operations. . . . . .   $(30,171,774)  $(23,356,777)  $(29,574,553)  $21,456,368   $21,037,534   $26,304,571
                                        ============   ============   ============   ===========   ===========   ===========


See accompanying notes.

                      John Hancock Variable Life Account U

                        For the years ended December 31,


                                                  International Equity Index                     Small Cap Growth
                                                          Subaccount                                Subaccount
                                            ---------------------------------------   ---------------------------------------
                                               2002          2001          2000          2002          2001           2000
                                            ------------  ------------  ------------  ------------  ------------  --------------
Investment Income:
 Distributions received from net
  investment income of the underlying
  portfolio . . . . . . . . . . . . . . .   $   315,401   $   309,473   $ 1,214,298   $        --   $        --    $ 1,131,699
 Interest on policy loans . . . . . . . .       212,223       225,868       219,642            --            --             --
                                            -----------   -----------   -----------   -----------   -----------    -----------
Total investment income . . . . . . . . .       527,624       535,341     1,433,940            --            --      1,131,699
Expenses:
 Mortality and expense risk . . . . . . .       108,622       124,010       177,404        57,096        62,004         81,409
                                            -----------   -----------   -----------   -----------   -----------    -----------
Net investment income (loss). . . . . . .       419,002       411,331     1,256,536       (57,096)      (62,004)     1,050,290
Realized gains (losses) on investments:
 Realized gains (losses) on sale of
  portfolio shares  . . . . . . . . . . .    (3,683,780)   (1,233,213)      527,088    (3,500,804)   (3,273,803)     2,288,594
 Distributions received from realized
  capital gains of the underlying
  portfolio . . . . . . . . . . . . . . .            --         2,355            --            --            --             --
                                            -----------   -----------   -----------   -----------   -----------    -----------
Realized gains (losses) . . . . . . . . .    (3,683,780)   (1,230,858)      527,088    (3,500,804)   (3,273,803)     2,288,594
Change in unrealized appreciation
 (depreciation) during the year . . . . .       767,757    (3,559,869)   (7,357,143)     (709,719)    1,819,951     (6,989,013)
                                            -----------   -----------   -----------   -----------   -----------    -----------
Net decrease in net assets resulting from
 operations . . . . . . . . . . . . . . .   $(2,497,021)  $(4,379,396)  $(5,573,519)  $(4,267,619)  $(1,515,856)   $(3,650,129)
                                            ===========   ===========   ===========   ===========   ===========    ===========



See accompanying notes.

                      John Hancock Variable Life Account U

                        For the years ended December 31,


                                Global Balanced                        Multi Cap Growth
                                   Subaccount                             Subaccount
                        --------------------------------   ----------------------------------------
                          2002       2001        2000         2002          2001            2000
                        ---------  ----------  ----------  ------------  ------------  ---------------
Investment Income:
 Distributions
  received from net
  investment income of
  the underlying
  portfolio . . . . .   $ 15,563   $  12,566   $  46,847   $        --   $        --    $  3,159,846
 Interest on policy
  loans . . . . . . .         --          --          --            --            --              --
                        --------   ---------   ---------   -----------   -----------    ------------
Total investment
 income . . . . . . .     15,563      12,566      46,847            --            --       3,159,846
Expenses:
 Mortality and expense
  risk. . . . . . . .      5,325       5,525       5,955        70,941        90,412         146,991
                        --------   ---------   ---------   -----------   -----------    ------------
Net investment income
 (loss) . . . . . . .     10,238       7,041      40,892       (70,941)      (90,412)      3,012,855
Realized gains
 (losses) on
 investments:
 Realized gains
  (losses) on sale of
  portfolio shares  .    (59,836)   (109,568)    (15,033)   (9,747,695)   (7,541,959)      3,196,857
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio        --          --          --            --            --              --
                        --------   ---------   ---------   -----------   -----------    ------------
Realized gains
 (losses) . . . . . .    (59,836)   (109,568)    (15,033)   (9,747,695)   (7,541,959)      3,196,857
Change in unrealized
 appreciation
 (depreciation) during
 the year . . . . . .    (24,573)     20,142    (129,800)    3,601,741      (447,654)    (17,335,527)
                        --------   ---------   ---------   -----------   -----------    ------------
Net decrease in net
 assets resulting from
 operations . . . . .   $(74,171)  $ (82,385)  $(103,941)  $(6,216,895)  $(8,080,025)   $(11,125,815)
                        ========   =========   =========   ===========   ===========    ============


                                  Large Cap Value                        Money Market
                                    Subaccount                            Subaccount
                        ------------------------------------  ----------------------------------
                           2002         2001         2000        2002        2001         2000
                        ------------  ----------  ----------  ----------  ----------  ------------
Investment Income:
 Distributions
  received from net
  investment income of
  the underlying
  portfolio . . . . .   $   312,730   $ 190,984   $  566,072  $1,254,397  $2,724,130   $3,772,237
 Interest on policy
  loans . . . . . . .            --          --           --   1,092,672   1,043,435    1,003,512
                        -----------   ---------   ----------  ----------  ----------   ----------
Total investment
 income . . . . . . .       312,730     190,984      566,072   2,347,069   3,767,565    4,775,749
Expenses:
 Mortality and expense
  risk. . . . . . . .        74,992      63,477       62,777     463,973     450,313      420,783
                        -----------   ---------   ----------  ----------  ----------   ----------
Net investment income       237,738     127,507      503,295   1,883,096   3,317,252    4,354,966
Realized gains
 (losses) on
 investments:
 Realized gains
  (losses) on sale of
  portfolio shares  .      (517,347)    215,945      126,864          --          --           --
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio      268,137     207,817           --          --          --           --
                        -----------   ---------   ----------  ----------  ----------   ----------
Realized gains
 (losses) . . . . . .      (249,210)    423,762      126,864          --          --           --
Change in unrealized
 appreciation
 (depreciation) during
 the year . . . . . .    (2,804,440)   (350,171)     660,671          --          --           --
                        -----------   ---------   ----------  ----------  ----------   ----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(2,815,912)  $ 201,098   $1,290,830  $1,883,096  $3,317,252   $4,354,966
                        ===========   =========   ==========  ==========  ==========   ==========



See accompanying notes.

                      John Hancock Variable Life Account U

                        For the years ended December 31,


                                                 Small/Mid Cap Growth                     Real Estate Equity
                                                      Subaccount                              Subaccount
                                         -------------------------------------   -------------------------------------
                                            2002          2001         2000         2002          2001          2000
                                         ------------  -----------  -----------  ------------  -----------  -------------
Investment Income:
 Distributions received from net
  investment income of the underlying
  portfolio. . . . . . . . . . . . . .   $        --   $       --   $1,332,009   $   844,590   $  612,991    $1,252,411
 Interest on policy loans. . . . . . .            --           --           --       208,211      173,091       145,455
                                         -----------   ----------   ----------   -----------   ----------    ----------
Total investment income. . . . . . . .            --           --    1,332,009     1,052,801      786,082     1,397,866
Expenses:
 Mortality and expense risk. . . . . .        70,121       73,257       75,233       111,750       89,641        84,516
                                         -----------   ----------   ----------   -----------   ----------    ----------
Net investment income (loss) . . . . .       (70,121)     (73,257)   1,256,776       941,051      696,441     1,313,350
Realized gains (losses) on investments:
 Realized gains (losses) on sale of
  portfolio shares . . . . . . . . . .    (1,258,976)    (981,468)    (293,946)      (87,516)     556,692      (982,035)
 Distributions received from realized
  capital gains of the underlying
  portfolio. . . . . . . . . . . . . .       148,743           --           --       481,761      474,775            --
                                         -----------   ----------   ----------   -----------   ----------    ----------
Realized gains (losses). . . . . . . .    (1,110,233)    (981,468)    (293,946)      394,245    1,031,467      (982,035)
Change in unrealized appreciation
 (depreciation) during the year. . . .    (2,069,214)   1,362,634       32,687    (1,152,012)    (743,344)    3,101,113
                                         -----------   ----------   ----------   -----------   ----------    ----------
Net increase (decrease) in net assets
 resulting from operations . . . . . .   $(3,249,568)  $  307,909   $  995,517   $   183,284   $  984,564    $3,432,428
                                         ===========   ==========   ==========   ===========   ==========    ==========


See accompanying notes.

                      John Hancock Variable Life Account U

                        For the years ended December 31,


                                                Growth & Income                                   Managed
                                                  Subaccount                                     Subaccount
                                 ---------------------------------------------   ------------------------------------------
                                     2002            2001            2000            2002           2001            2000
                                 --------------  --------------  --------------  -------------  -------------  ---------------
Investment Income:
 Distributions received from
  net investment income of the
  underlying portfolio . . . .   $   4,682,295   $   3,764,101   $ 168,501,199   $  6,051,150   $  7,964,491    $ 43,384,453
 Interest on policy loans. . .      13,800,389      14,623,249      14,341,628      6,094,516      6,348,980       5,738,215
                                 -------------   -------------   -------------   ------------   ------------    ------------
Total investment income. . . .      18,482,684      18,387,350     182,842,827     12,145,666     14,313,471      49,122,668
Expenses:
 Mortality and expense risk. .       2,976,413       3,388,451       6,264,243      2,310,926      2,551,441       2,689,090
                                 -------------   -------------   -------------   ------------   ------------    ------------
Net investment income. . . . .      15,506,271      14,998,899     176,578,584      9,834,740     11,762,030      46,433,578
Realized gains (losses) on
 investments:
 Realized gains (losses) on
  sale of portfolio shares . .      (5,589,186)      7,486,424      29,822,980      1,133,382      5,262,599       6,751,143
 Distributions received from
  realized capital gains of the
  underlying portfolio . . . .              --              --              --             --      1,933,616              --
                                 -------------   -------------   -------------   ------------   ------------    ------------
Realized gains (losses). . . .      (5,589,186)      7,486,424      29,822,980      1,133,382      7,196,215       6,751,143
Change in unrealized
 depreciation during the year.    (160,401,640)   (148,114,482)   (334,928,257)   (56,059,985)   (26,271,548)    (50,083,997)
                                 -------------   -------------   -------------   ------------   ------------    ------------
Net increase (decrease) in net
 assets resulting from
 operations. . . . . . . . . .   $(150,484,555)  $(125,629,159)  $(128,526,693)  $(45,091,863)  $ (7,313,303)   $  3,100,724
                                 =============   =============   =============   ============   ============    ============



See accompanying notes.

                      John Hancock Variable Life Account U

                        For the years ended December 31,


                               Short-Term Bond                  Small Cap Equity
                                 Subaccount                        Subaccount
                        ----------------------------   -----------------------------------
                          2002      2001      2000        2002         2001         2000
                        --------  --------  ---------  ------------  ----------  ------------
Investment Income:
 Distributions
  received from net
  investment income of
  the underlying
  portfolio . . . . .   $180,867  $115,661  $ 67,797   $     9,781   $   2,608    $ 274,220
                        --------  --------  --------   -----------   ---------    ---------
Total investment
 income . . . . . . .    180,867   115,661    67,797         9,781       2,608      274,220
Expenses:
 Mortality and expense
  risk. . . . . . . .     12,633     9,963     6,381        21,949      20,054       26,554
                        --------  --------  --------   -----------   ---------    ---------
Net investment income
 (loss) . . . . . . .    168,234   105,698    61,416       (12,168)    (17,446)     247,666
Realized gains
 (losses) on
 investments:
 Realized gains
  (losses) on sale of
  portfolio shares  .     31,138    13,263   (16,575)     (369,248)   (965,308)    (493,450)
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio     5,231        --        --            --          --           --
                        --------  --------  --------   -----------   ---------    ---------
Realized gains
 (losses) . . . . . .     36,369    13,263   (16,575)     (369,248)   (965,308)    (493,450)
Change in unrealized
 appreciation
 (depreciation) during
 the year . . . . . .     21,049    23,040    35,100    (1,139,672)    833,167     (206,562)
                        --------  --------  --------   -----------   ---------    ---------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $225,652  $142,001  $ 79,941   $(1,521,088)  $(149,587)   $(452,346)
                        ========  ========  ========   ===========   =========    =========


                                              International Opportunities                     Equity Index
                                                      Subaccount                               Subaccount
                                         -------------------------------------   ---------------------------------------
                                           2002         2001          2000          2002          2001           2000
                                         ----------  ------------  ------------  ------------  ------------  --------------
Investment Income:
 Distributions received from net
  investment income of the underlying
  portfolio. . . . . . . . . . . . . .   $  31,860   $    36,326   $   305,866   $   440,618   $   322,638    $ 1,338,163
                                         ---------   -----------   -----------   -----------   -----------    -----------
Total investment income. . . . . . . .      31,860        36,326       305,866       440,618       322,638      1,338,163
Expenses:
 Mortality and expense risk. . . . . .      23,540        25,702        34,912       132,065       145,488        149,460
                                         ---------   -----------   -----------   -----------   -----------    -----------
Net investment income. . . . . . . . .       8,320        10,624       270,954       308,553       177,150      1,188,703
Realized gains (losses) on investments:
 Realized gains (losses) on sale of
  portfolio shares . . . . . . . . . .    (519,721)   (1,827,992)      116,886    (1,570,811)      699,429        946,085
 Distributions received from realized
  capital gains of the underlying
  portfolio. . . . . . . . . . . . . .          --            --            --        38,720       949,581             --
                                         ---------   -----------   -----------   -----------   -----------    -----------
Realized gains (losses). . . . . . . .    (519,721)   (1,827,992)      116,886    (1,532,091)    1,649,010        946,085
Change in unrealized appreciation
 (depreciation) during the year. . . .    (265,923)      631,002    (1,564,313)   (6,970,683)   (5,391,314)    (4,757,606)
                                         ---------   -----------   -----------   -----------   -----------    -----------
Net decrease in net assets resulting
 from operations . . . . . . . . . . .   $(777,324)  $(1,186,366)  $(1,176,473)  $(8,194,221)  $(3,565,154)   $(2,622,818)
                                         =========   ===========   ===========   ===========   ===========    ===========



See accompanying notes.

                      John Hancock Variable Life Account U

                        For the years ended December 31,


                                  Global Bond                 Emerging Markets Equity
                                  Subaccount                        Subaccount
                        ------------------------------   ---------------------------------
                          2002      2001        2000       2002        2001         2000
                        --------  ----------  ---------  ----------  ----------  ------------
Investment Income:
 Distributions
  received from net
  investment income of
  the underlying
  portfolio . . . . .   $139,083  $  91,109   $108,920   $   4,452   $   3,632    $  93,492
                        --------  ---------   --------   ---------   ---------    ---------
Total investment
 income . . . . . . .    139,083     91,109    108,920       4,452       3,632       93,492
Expenses:
 Mortality and expense
  risk. . . . . . . .     14,308     11,401      9,893       8,113       6,658        6,624
                        --------  ---------   --------   ---------   ---------    ---------
Net investment income
 (loss) . . . . . . .    124,775     79,708     99,027      (3,661)     (3,026)      86,868
Realized gains
 (losses) on
 investments:
 Realized gains
  (losses) on sale of
  portfolio shares  .     28,731    (18,675)   (44,965)       (970)   (350,867)    (444,667)
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio    28,516         --         --          --          --           --
                        --------  ---------   --------   ---------   ---------    ---------
Realized gains
 (losses) . . . . . .     57,247    (18,675)   (44,965)       (970)   (350,867)    (444,667)
Change in unrealized
 appreciation
 (depreciation) during
 the year . . . . . .    300,437   (112,702)   134,921    (116,112)    250,077     (303,818)
                        --------  ---------   --------   ---------   ---------    ---------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $482,459  $ (51,669)  $188,983   $(120,743)  $(103,816)   $(661,617)
                        ========  =========   ========   =========   =========    =========


                                 Bond Index                  Small/Mid Cap CORE
                                 Subaccount                      Subaccount
                        ----------------------------   -------------------------------
                          2002      2001      2000       2002        2001        2000
                        --------  ---------  --------  ----------  ---------  -----------
Investment Income:
 Distributions
  received from net
  investment income of
  the underlying
  portfolio . . . . .   $292,920  $110,178   $53,609   $  10,927   $  3,830    $ 17,081
                        --------  --------   -------   ---------   --------    --------
Total investment
 income . . . . . . .    292,920   110,178    53,609      10,927      3,830      17,081
Expenses:
 Mortality and expense
  risk. . . . . . . .     11,745     7,046     4,506       5,732      2,553       1,144
                        --------  --------   -------   ---------   --------    --------
Net investment income    281,175   103,132    49,103       5,195      1,277      15,937
Realized gains
 (losses) on
 investments:
 Realized gains
  (losses) on sale of
  portfolio shares  .     73,316    29,627    (7,112)   (143,875)   (52,457)     10,460
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio    10,975     5,332        --          --         --          --
                        --------  --------   -------   ---------   --------    --------
Realized gains
 (losses) . . . . . .     84,291    34,959    (7,112)   (143,875)   (52,457)     10,460
Change in unrealized
 appreciation
 (depreciation) during
 the year . . . . . .    165,447   (29,500)   49,798    (260,503)    88,695     (24,998)
                        --------  --------   -------   ---------   --------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $530,913  $108,591   $91,789   $(399,183)  $ 37,515    $  1,399
                        ========  ========   =======   =========   ========    ========



See accompanying notes.

                      John Hancock Variable Life Account U

                        For the years ended December 31,


                                High Yield Bond                   Turner CORE Growth
                                   Subaccount                         Subaccount
                        --------------------------------   --------------------------------
                          2002        2001        2000       2002       2001         2000
                        ----------  ----------  ---------  ---------  ----------  ------------
Investment Income:
 Distributions
  received from net
  investment income of
  the underlying
  portfolio . . . . .   $ 195,176   $  78,123   $ 24,017   $    652   $     313    $  55,829
                        ---------   ---------   --------   --------   ---------    ---------
Total investment
 income . . . . . . .     195,176      78,123     24,017        652         313       55,829
Expenses:
 Mortality and expense
  risk. . . . . . . .       6,311       3,321      1,530      1,541       1,894        2,974
                        ---------   ---------   --------   --------   ---------    ---------
Net investment income
 (loss) . . . . . . .     188,865      74,802     22,487       (889)     (1,581)      52,855
Realized gains
 (losses) on
 investments:
 Realized gains
  (losses) on sale of
  portfolio shares  .    (102,271)   (120,786)   (12,103)   (31,689)    (77,189)     102,027
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio         --          --         --         --          --           --
                        ---------   ---------   --------   --------   ---------    ---------
Realized gains
 (losses) . . . . . .    (102,271)   (120,786)   (12,103)   (31,689)    (77,189)     102,027
Change in unrealized
 appreciation
 (depreciation) during
 the year . . . . . .     (86,607)     38,089    (40,003)   (53,031)    (22,334)    (208,949)
                        ---------   ---------   --------   --------   ---------    ---------
Net decrease in net
 assets resulting from
 operations . . . . .   $     (13)  $  (7,895)  $(29,619)  $(85,609)  $(101,104)   $ (54,067)
                        =========   =========   ========   ========   =========    =========


                          Brandes International Equity      Frontier Capital Appreciation
                                   Subaccount                        Subaccount
                        --------------------------------   -------------------------------
                          2002        2001        2000       2002       2001        2000
                        ----------  ----------  ---------  ----------  --------  ------------
Investment Income:
 Distributions
  received from net
  investment income of
  the underlying
  portfolio . . . . .   $   9,626   $   8,474   $ 60,386   $      --   $    --    $ 222,682
                        ---------   ---------   --------   ---------   -------    ---------
Total investment
 income . . . . . . .       9,626       8,474     60,386          --        --      222,682
Expenses:
 Mortality and expense
  risk. . . . . . . .       4,415       3,484      3,755       5,008     4,417        5,316
                        ---------   ---------   --------   ---------   -------    ---------
Net investment income
 (loss) . . . . . . .       5,211       4,990     56,631      (5,008)   (4,417)     217,366
Realized gains
 (losses) on
 investments:
 Realized gains
  (losses) on sale of
  portfolio shares  .     (52,147)     79,134     20,196    (151,692)   18,292      142,388
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio     23,581      25,191         --          --     6,709           --
                        ---------   ---------   --------   ---------   -------    ---------
Realized gains
 (losses) . . . . . .     (28,566)    104,325     20,196    (151,692)   25,001      142,388
Change in unrealized
 depreciation during
 the year . . . . . .    (102,502)   (189,182)   (44,043)   (147,127)   (8,462)    (339,964)
                        ---------   ---------   --------   ---------   -------    ---------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(125,857)  $ (79,867)  $ 32,784   $(303,827)  $12,122    $  19,790
                        =========   =========   ========   =========   =======    =========



See accompanying notes.

                      John Hancock Variable Life Account U

                  For the years and periods ended December 31,


                         Clifton Enhanced US Equity     Large Cap Aggressive Growth
                                 Subaccount                     Subaccount
                        ----------------------------   ----------------------------
                          2002      2001      2000       2002        2001       2000*
                        ---------  --------  --------  ----------  ---------  ---------
Investment Income:
 Distributions
  received from net
  investment income of
  the underlying
  portfolio . . . . .   $  5,532   $ 2,353   $ 2,267   $     --    $    --     $ 104
                        --------   -------   -------   --------    -------     -----
Total investment
 income . . . . . . .      5,532     2,353     2,267         --         --       104
Expenses:
 Mortality and expense
  risk. . . . . . . .        761       290       103         --         --        --
                        --------   -------   -------   --------    -------     -----
Net investment income      4,771     2,063     2,164         --         --       104
Realized losses on
 investments:
 Realized losses on
  sale of portfolio
  shares  . . . . . .     (7,342)   (1,090)     (203)   (15,625)    (8,961)     (105)
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio        --        --        --         --         --        --
                        --------   -------   -------   --------    -------     -----
Realized losses . . .     (7,342)   (1,090)     (203)   (15,625)    (8,961)     (105)
Change in unrealized
 appreciation
 (depreciation) during
 the year or period .    (42,474)   (8,459)   (3,480)   (74,021)     2,871        18
                        --------   -------   -------   --------    -------     -----
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(45,045)  $(7,486)  $(1,519)  $(89,646)   $(6,090)    $  17
                        ========   =======   =======   ========    =======     =====


                              Fundamental Growth           AIM V.I. Premier Equity
                                  Subaccount                      Subaccount
                        ------------------------------   ----------------------------
                          2002        2001      2000*      2002        2001      2000*
                        ----------  ---------  --------  ----------  ---------  --------
Investment Income:
 Distributions
  received from net
  investment income of
  the underlying
  portfolio . . . . .   $      --   $     --   $ 9,207   $   4,994   $  1,133    $ 550
                        ---------   --------   -------   ---------   --------    -----
Total investment
 income . . . . . . .          --         --     9,207       4,994      1,133      550
Expenses:
 Mortality and expense
  risk. . . . . . . .          --         --        --          --         --       --
                        ---------   --------   -------   ---------   --------    -----
Net investment income          --         --     9,207       4,994      1,133      550
Realized losses on
 investments:
 Realized losses on
  sale of portfolio
  shares  . . . . . .     (46,571)   (49,628)      (20)    (71,716)   (18,474)      (7)
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio         --         --        --          --     17,192       --
                        ---------   --------   -------   ---------   --------    -----
Realized losses . . .     (46,571)   (49,628)      (20)    (71,716)    (1,282)      (7)
Change in unrealized
 depreciation during
 the year or period .     (73,130)   (10,636)   (8,739)   (357,636)   (19,270)    (709)
                        ---------   --------   -------   ---------   --------    -----
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(119,701)  $(60,264)  $   448   $(424,358)  $(19,419)   $(166)
                        =========   ========   =======   =========   ========    =====



* From commencement of operations (refer to footnote b in notes to financial statements #5)

See accompanying notes.

                      John Hancock Variable Life Account U

                  For the years and periods ended December 31,


                             Fidelity VIP Growth          Fidelity VIP Contrafund
                                  Subaccount                     Subaccount
                        ------------------------------   ---------------------------
                          2002        2001      2000*      2002       2001      2000*
                        ----------  ---------  --------  ----------  --------  -------
Investment Income:
 Distributions
  received from net
  investment income of
  the underlying
  portfolio . . . . .   $   1,842   $     --   $    --   $   7,823   $   299    $ --
                        ---------   --------   -------   ---------   -------    ----
Total investment
 income . . . . . . .       1,842         --        --       7,823       299      --
Expenses:
 Mortality and expense
  risk. . . . . . . .          --         --        --          --        --      --
                        ---------   --------   -------   ---------   -------    ----
Net investment income       1,842         --        --       7,823       299      --
Realized gains
 (losses) on
 investments:
 Realized losses on
  sale of portfolio
  shares  . . . . . .    (105,965)   (33,084)      (20)    (19,415)   (5,468)    (10)
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio         --     10,290        --          --     1,195      --
                        ---------   --------   -------   ---------   -------    ----
Realized losses . . .    (105,965)   (22,794)      (20)    (19,415)   (4,273)    (10)
Change in unrealized
 appreciation
 (depreciation) during
 the year or period .    (464,001)    (2,000)   (1,647)   (166,387)   17,286      60
                        ---------   --------   -------   ---------   -------    ----
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(568,124)  $(24,794)  $(1,667)  $(177,979)  $13,312    $ 50
                        =========   ========   =======   =========   =======    ====


                        Janus Aspen Global Technology     Janus Aspen Worldwide Growth
                                  Subaccount                       Subaccount
                        ------------------------------   ------------------------------
                          2002        2001      2000*      2002        2001       2000*
                        ----------  ---------  --------  ----------  ---------  ----------
Investment Income:
 Distributions
  received from net
  investment income of
  the underlying
  portfolio . . . . .   $      --   $    978   $   161   $   4,234   $    721    $    11
                        ---------   --------   -------   ---------   --------    -------
Total investment
 income . . . . . . .          --        978       161       4,234        721         11
Expenses:
 Mortality and expense
  risk. . . . . . . .          --         --        --          --         --         --
                        ---------   --------   -------   ---------   --------    -------
Net investment income
 (loss) . . . . . . .          --        978       161       4,234        721         11
Realized gains
 (losses) on
 investments:
 Realized losses on
  sale of portfolio
  shares  . . . . . .     (39,025)   (13,100)     (328)    (46,285)    (6,832)      (303)
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio         --         --        --          --         --         --
                        ---------   --------   -------   ---------   --------    -------
Realized losses . . .     (39,025)   (13,100)     (328)    (46,285)    (6,832)      (303)
Change in unrealized
 depreciation during
 the year or period .    (156,346)   (26,650)   (2,171)   (140,520)   (24,118)    (1,596)
                        ---------   --------   -------   ---------   --------    -------
Net decrease in net
 assets resulting from
 operations . . . . .   $(195,371)  $(38,772)  $(2,338)  $(182,571)  $(30,229)   $(1,888)
                        =========   ========   =======   =========   ========    =======



* From commencement of operations (refer to footnote b in notes to financial statements #5)

See accompanying notes.

                      John Hancock Variable Life Account U

                  For the years and periods ended December 31,


                         MFS New Discovery Series      Templeton International
                                Subaccount                    Subaccount
                        ---------------------------   ---------------------------
                          2002       2001     2000*     2002       2001      2000*
                        ----------  --------  ------  ---------  ---------  -------
Investment Income:
 Distributions
  received from net
  investment income of
  the underlying
  portfolio . . . . .   $      --   $ 4,478   $   1   $  1,465   $  2,295    $ --
                        ---------   -------   -----   --------   --------    ----
Total investment
 income . . . . . . .          --     4,478       1      1,465      2,295      --
Expenses:
 Mortality and expense
  risk. . . . . . . .          --        --      --         --         --       1
                        ---------   -------   -----   --------   --------    ----
Net investment income
 (loss) . . . . . . .          --     4,478       1      1,465      2,295      (1)
Realized gains
 (losses) on
 investments:
 Realized losses on
  sale of portfolio
  shares  . . . . . .     (18,145)   (9,060)   (365)   (19,037)    (4,254)     --
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio         --       177      --         --     18,052      --
                        ---------   -------   -----   --------   --------    ----
Realized gains
 (losses) . . . . . .     (18,145)   (8,883)   (365)   (19,037)    13,798      --
Change in unrealized
 appreciation
 (depreciation) during
 the year or period .    (188,684)   18,620     (51)     6,539    (25,301)    298
                        ---------   -------   -----   --------   --------    ----
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(206,829)  $14,215   $(415)  $(11,033)  $ (9,208)   $297
                        =========   =======   =====   ========   ========    ====


                             V.A. Relative Value   V.A. Financial Industries
                                 Subaccount               Subaccount
                             ------------          --------------------------
                               2002       2001*        2002          2001*
                             ----------  --------  -------------  -------------
Investment Income:
 Distributions received
  from net investment
  income of the underlying
  portfolio. . . . . . . .   $   2,026   $   153     $  5,412        $  873
                             ---------   -------     --------        ------
Total investment income. .       2,026       153        5,412           873
Expenses:
 Mortality and expense risk         --        --           --            --
                             ---------   -------     --------        ------
Net investment income. . .       2,026       153        5,412           873
Realized gains (losses) on
 investments:
 Realized losses on sale of
  portfolio shares . . . .     (14,558)   (6,956)     (19,341)         (310)
 Distributions received
  from realized capital
  gains of the underlying
  portfolio. . . . . . . .         921    13,135           --         4,784
                             ---------   -------     --------        ------
Realized gains (losses). .     (13,637)    6,179      (19,341)        4,474
Change in unrealized
 appreciation
 (depreciation) during the
 year or period. . . . . .    (152,654)   22,699      (70,398)         (697)
                             ---------   -------     --------        ------
Net increase (decrease) in
 net assets resulting from
 operations. . . . . . . .   $(164,265)  $29,031     $(84,327)       $4,650
                             =========   =======     ========        ======



* From commencement of operations (refer to footnote b in notes to financial statements #5)

See accompanying notes.

                      John Hancock Variable Life Account U

                  For the years and periods ended December 31,


                                V.A. Strategic Income   Health Sciences Fund
                                     Subaccount              Subaccount
                                ----------------------  ---------------------
                                   2002        2001*       2002        2001*
                                -----------  ---------  -----------  ----------
Investment Income:
 Distributions received from
  net investment income of the
  underlying portfolio. . . .    $ 8,811      $ 764      $  1,833      $  --
                                 -------      -----      --------      -----
Total investment income . . .      8,811        764         1,833         --
Expenses:
 Mortality and expense risk .         --         --            --         --
                                 -------      -----      --------      -----
Net investment income . . . .      8,811        764         1,833         --
Realized gains (losses) on
 investments:
 Realized losses on sale of
  portfolio shares  . . . . .       (474)        (5)      (14,793)       (88)
 Distributions received from
  realized capital gains of
  the underlying portfolio. .         --         --            --         --
                                 -------      -----      --------      -----
Realized losses . . . . . . .       (474)        (5)      (14,793)       (88)
Change in unrealized
 appreciation (depreciation)
 during the year or period. .      5,115       (339)      (83,509)      (465)
                                 -------      -----      --------      -----
Net increase (decrease) in net
 assets resulting from
 operations . . . . . . . . .    $13,452      $ 420      $(96,469)     $(553)
                                 =======      =====      ========      =====



                                Large Cap Value CORE     Fundamental Value
                                     Subaccount              Subaccount
                                ---------------------   ---------------------
                                   2002       2001*        2002         2001*
                                -----------  ---------  ------------  ---------
Investment Income:
 Distributions received from
  net investment income of the
  underlying portfolio. . . .    $  4,502     $  149    $    96,682    $ 1,928
                                 --------     ------    -----------    -------
Total investment income . . .       4,502        149         96,682      1,928
Expenses:
 Mortality and expense risk .          --         --         37,385      1,319
                                 --------     ------    -----------    -------
Net investment income . . . .       4,502        149         59,297        609
Realized gains (losses) on
 investments:
 Realized gains (losses) on
  sale of portfolio shares  .     (18,489)      (115)      (494,204)     1,675
 Distributions received from
  realized capital gains of
  the underlying portfolio. .          --         --             --         --
                                 --------     ------    -----------    -------
Realized gains (losses) . . .     (18,489)      (115)      (494,204)     1,675
Change in unrealized
 appreciation (depreciation)
 during the year or period. .     (57,898)     2,071     (1,146,562)    48,877
                                 --------     ------    -----------    -------
Net increase (decrease) in net
 assets resulting from
 operations . . . . . . . . .    $(71,885)    $2,105    $(1,581,469)   $51,161
                                 ========     ======    ===========    =======



* From commencement of operations (refer to footnote b in notes to financial statements #5)

See accompanying notes.

                      John Hancock Variable Life Account U

                  For the years and periods ended December 31,


                                      Small Cap Value       AIM V.I. Growth
                                         Subaccount           Subaccount
                                    --------------------   -----------------
                                      2002       2001*       2002      2001*
                                    ----------  ---------  ---------  ---------
Investment Income:
 Distributions received from net
  investment income of the
  underlying portfolio. . . . . .   $  17,242   $  3,485   $     --    $  306
                                    ---------   --------   --------    ------
Total investment income . . . . .      17,242      3,485         --       306
Expenses:
 Mortality and expense risk . . .          --         --         --        --
                                    ---------   --------   --------    ------
Net investment income . . . . . .      17,242      3,485         --       306
Realized gains (losses) on
 investments:
 Realized gains (losses) on sale
  of portfolio shares . . . . . .       2,272    (10,861)    (5,706)     (465)
 Distributions received from
  realized capital gains of the
  underlying portfolio. . . . . .      59,349      6,328         --        --
                                    ---------   --------   --------    ------
Realized gains (losses) . . . . .      61,621     (4,533)    (5,706)     (465)
Change in unrealized appreciation
 (depreciation) during the year or
 period . . . . . . . . . . . . .    (336,861)    81,499    (51,342)    3,097
                                    ---------   --------   --------    ------
Net increase (decrease) in net
 assets resulting from operations   $(257,998)  $ 80,451   $(57,048)   $2,938
                                    =========   ========   ========    ======



                            MFS Investors Growth Stock   MFS Research Series
                                    Subaccount               Subaccount
                            ---------------------------  --------------------
                                2002          2001*        2002        2001*
                            -------------  ------------  ----------  ----------
Investment Income:
 Distributions received
  from net investment
  income of the underlying
  portfolio . . . . . . .     $     --       $    --     $    278     $   --
                              --------       -------     --------     ------
Total investment income .           --            --          278         --
Expenses:
 Mortality and expense
  risk. . . . . . . . . .           --            --           --         --
                              --------       -------     --------     ------
Net investment income
 (loss) . . . . . . . . .           --            --          278         --
Realized gains (losses) on
 investments:
 Realized losses on sale
  of portfolio shares . .       (9,532)       (3,728)      (6,041)      (249)
 Distributions received
  from realized capital
  gains of the underlying
  portfolio . . . . . . .           --            --           --         --
                              --------       -------     --------     ------
Realized losses . . . . .       (9,532)       (3,728)      (6,041)      (249)
Change in unrealized
 appreciation
 (depreciation) during the
 year or period . . . . .      (41,640)        1,135      (25,716)     5,412
                              --------       -------     --------     ------
Net increase (decrease) in
 net assets resulting from
 operations . . . . . . .     $(51,172)      $(2,593)    $(31,479)    $5,163
                              ========       =======     ========     ======



* From commencement of operations (refer to footnote b in notes to financial statements #5)

See accompanying notes.

                      John Hancock Variable Life Account U

                       For the periods ended December 31,


                                  AIM VI Capital     CSI       Fidelity VIP II
                                   Development      Equity        Overseas
                                    Subaccount    Subaccount     Subaccount
                                  --------------  ----------  -----------------
                                      2002*         2002*           2002*
                                  --------------  ----------  -----------------
Investment Income:
 Distributions received from net
  investment income of the
  underlying portfolio. . . . .       $  --       $     --        $    --
                                      -----       --------        -------
Total investment income . . . .          --             --             --
Expenses:
 Mortality and expense risk . .          --             --             --
                                      -----       --------        -------
Net investment income (loss). .          --             --             --
Realized gains (losses) on
 investments:
 Realized losses on sale of
  portfolio shares  . . . . . .        (103)          (118)          (595)
 Distributions received from
  realized capital gains of the
  underlying portfolio. . . . .          --             --             --
                                      -----       --------        -------
Realized losses . . . . . . . .        (103)          (118)          (595)
Change in unrealized
 depreciation during the period        (690)       (27,222)        (2,573)
                                      -----       --------        -------
Net decrease in net assets
 resulting from operations. . .       $(793)      $(27,340)       $(3,168)
                                      =====       ========        =======



* From commencement of operations (refer to footnote b in notes to financial statements #5)

See accompanying notes.

                      John Hancock Variable Life Account U

                      Statements of Changes in Net Assets

                        For the years ended December 31,



                                                     Large Cap Growth                               Active Bond
                                                        Subaccount                                   Subaccount
                                        ------------------------------------------   ------------------------------------------
                                            2002           2001           2000           2002           2001            2000
                                        -------------  -------------  -------------  -------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income. . . . . . . .   $  1,260,418   $  1,175,746   $ 22,382,097   $ 17,538,416   $ 18,308,414    $ 18,115,560
 Realized gains (losses). . . . . . .     (3,483,575)       122,209      6,354,615       (668,042)       254,607         234,368
 Change in unrealized appreciation
  (depreciation) during the year. . .    (27,948,617)   (24,654,732)   (58,311,265)     4,585,994      2,474,513       7,954,643
                                        ------------   ------------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from operations. . . . . .    (30,171,774)   (23,356,777)   (29,574,553)    21,456,368     21,037,534      26,304,571
                                        ------------   ------------   ------------   ------------   ------------    ------------
Policy transactions:
 Net premiums from policyholders and
  transfers for policy loans. . . . .     23,452,413     24,842,494     54,787,090     31,479,404     31,043,450      24,388,007
 Transfers to policyholders for
  benefits, termination and policy
  loans . . . . . . . . . . . . . . .    (24,075,886)   (29,107,968)   (45,234,118)   (40,613,566)   (34,543,198)    (50,304,465)
 Net change in policy loans . . . . .     (1,896,490)     1,243,595      4,132,563      2,570,684     (2,632,764)      2,979,088
                                        ------------   ------------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from policy transactions .     (2,519,963)    (3,021,879)    13,685,535     (6,563,478)    (6,132,512)    (22,937,370)
                                        ------------   ------------   ------------   ------------   ------------    ------------
Total increase (decrease) in net
 assets . . . . . . . . . . . . . . .    (32,691,737)   (26,378,656)   (15,889,018)    14,892,890     14,905,022       3,367,201
Net assets at beginning of year . . .    134,794,658    161,173,314    177,062,332    311,393,022    296,488,000     293,120,799
                                        ------------   ------------   ------------   ------------   ------------    ------------
Net assets at end of year . . . . . .   $102,102,921   $134,794,658   $161,173,314   $326,285,912   $311,393,022    $296,488,000
                                        ============   ============   ============   ============   ============    ============





                                          International Equity Index
                                                  Subaccount
                                   -----------------------------------------
                                       2002          2001            2000
                                   -------------  ------------  ---------------
Increase (decrease) in net assets
 from operations:
 Net investment income . . . . .   $    419,002   $   411,331    $  1,256,536
 Realized gains (losses) . . . .     (3,683,780)   (1,230,858)        527,088
 Change in unrealized
  appreciation (depreciation)
  during the year. . . . . . . .        767,757    (3,559,869)     (7,357,143)
                                   ------------   -----------    ------------
Net decrease in net assets
 resulting from operations . . .     (2,497,021)   (4,379,396)     (5,573,519)
                                   ------------   -----------    ------------
Policy transactions:
 Net premiums from policyholders
  and transfers for policy loans     22,382,912     6,546,143      16,151,560
 Transfers to policyholders for
  benefits, termination and
  policy loans . . . . . . . . .    (21,870,763)   (6,786,942)    (17,604,169)
 Net change in policy loans. . .       (107,925)       80,805         268,427
                                   ------------   -----------    ------------
Net increase (decrease) in net
 assets resulting from policy
 transactions. . . . . . . . . .        404,224      (159,994)     (1,184,182)
                                   ------------   -----------    ------------
Total decrease in net assets . .     (2,092,797)   (4,539,390)     (6,757,701)
Net assets at beginning of year.     20,601,948    25,141,338      31,899,039
                                   ------------   -----------    ------------
Net assets at end of year. . . .   $ 18,509,151   $20,601,948    $ 25,141,338
                                   ============   ===========    ============




See accompanying notes.

                      John Hancock Variable Life Account U

                        For the years ended December 31,



                                                              Small Cap Growth                         Global Balanced
                                                                 Subaccount                              Subaccount
                                                  ----------------------------------------   -----------------------------------
                                                     2002          2001           2000          2002        2001          2000
                                                  ------------  ------------  -------------  -----------  ----------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . . . . . .   $   (57,096)  $   (62,004)  $  1,050,290   $   10,238   $   7,041    $   40,892
 Realized gains (losses). . . . . . . . . . . .    (3,500,804)   (3,273,803)     2,288,594      (59,836)   (109,568)      (15,033)
 Change in unrealized appreciation
  (depreciation) during the year. . . . . . . .      (709,719)    1,819,951     (6,989,013)     (24,573)     20,142      (129,800)
                                                  -----------   -----------   ------------   ----------   ---------    ----------
Net decrease in net assets resulting from
 operations . . . . . . . . . . . . . . . . . .    (4,267,619)   (1,515,856)    (3,650,129)     (74,171)    (82,385)     (103,941)
                                                  -----------   -----------   ------------   ----------   ---------    ----------
Policy transactions:
 Net premiums from policyholders and transfers
  for policy loans. . . . . . . . . . . . . . .    10,054,120    11,047,516     16,581,395      977,704     650,807       308,810
 Transfers to policyholders for benefits,
  termination and policy loans. . . . . . . . .    (8,170,444)   (8,179,056)   (12,139,157)    (450,600)   (553,161)     (397,631)
                                                  -----------   -----------   ------------   ----------   ---------    ----------
Net increase (decrease) in net assets resulting
 from policy transactions . . . . . . . . . . .     1,883,676     2,868,460      4,442,238      527,104      97,646       (88,821)
                                                  -----------   -----------   ------------   ----------   ---------    ----------
Total increase (decrease) in net assets . . . .    (2,383,943)    1,352,604        792,109      452,933      15,261      (192,762)
Net assets at beginning of year . . . . . . . .    12,970,291    11,617,687     10,825,578      999,731     984,470     1,177,232
                                                  -----------   -----------   ------------   ----------   ---------    ----------
Net assets at end of year . . . . . . . . . . .   $10,586,348   $12,970,291   $ 11,617,687   $1,452,664   $ 999,731    $  984,470
                                                  ===========   ===========   ============   ==========   =========    ==========





                                               Multi Cap Growth
                                                  Subaccount
                                  ------------------------------------------
                                      2002           2001            2000
                                  -------------  -------------  ---------------
Increase (decrease) in net
 assets from operations:
 Net investment income (loss) .   $    (70,941)  $    (90,412)   $  3,012,855
 Realized gains (losses). . . .     (9,747,695)    (7,541,959)      3,196,857
 Change in unrealized
  appreciation (depreciation)
  during the year . . . . . . .      3,601,741       (447,654)    (17,335,527)
                                  ------------   ------------    ------------
Net decrease in net assets
 resulting from operations. . .     (6,216,895)    (8,080,025)    (11,125,815)
                                  ------------   ------------    ------------
Policy transactions:
 Net premiums from policyholders
  and transfers for policy loans    13,325,032     19,009,136      24,005,539
 Transfers to policyholders for
  benefits, termination and
  policy loans. . . . . . . . .    (10,599,269)   (12,498,215)    (14,258,423)
                                  ------------   ------------    ------------
Net increase in net assets
 resulting from policy
 transactions . . . . . . . . .      2,725,763      6,510,921       9,747,116
                                  ------------   ------------    ------------
Total decrease in net assets. .     (3,491,132)    (1,569,104)     (1,378,699)
Net assets at beginning of year     17,904,452     19,473,556      20,852,255
                                  ------------   ------------    ------------
Net assets at end of year . . .   $ 14,413,320   $ 17,904,452    $ 19,473,556
                                  ============   ============    ============




See accompanying notes.

                      John Hancock Variable Life Account U

                        For the years ended December 31,



                                                     Large Cap Value                                Money Market
                                                        Subaccount                                   Subaccount
                                         ----------------------------------------   --------------------------------------------
                                            2002           2001          2000           2002            2001             2000
                                         ------------  -------------  ------------  --------------  --------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . .   $   505,875   $    127,507   $   503,295   $   1,883,096   $   3,317,252    $  4,354,966
 Realized gains (losses) . . . . . . .      (517,347)       423,762       126,864              --              --              --
 Change in unrealized appreciation
  (depreciation) during the year . . .    (2,804,440)      (350,171)      660,671              --              --              --
                                         -----------   ------------   -----------   -------------   -------------    ------------
Net increase (decrease) in net assets
 resulting from operations . . . . . .    (2,815,912)       201,098     1,290,830       1,883,096       3,317,252       4,354,966
                                         -----------   ------------   -----------   -------------   -------------    ------------
Policy transactions:
 Net premiums from policyholders and
  transfers for policy loans . . . . .    14,632,583     19,479,666     8,255,210     217,366,454     172,249,381      88,021,053
 Transfers to policyholders for
  benefits, termination and policy
  loans. . . . . . . . . . . . . . . .    (9,278,935)   (13,063,494)   (9,001,071)   (206,141,341)   (159,566,884)    (88,733,326)
 Net change in policy loans. . . . . .            --             --            --       1,020,525        (724,780)        110,539
                                         -----------   ------------   -----------   -------------   -------------    ------------
Net increase (decrease) in net assets
 resulting from policy transactions. .     5,353,648      6,416,172      (745,861)     12,245,638      11,957,717        (601,734)
                                         -----------   ------------   -----------   -------------   -------------    ------------
Total increase in net assets . . . . .     2,537,736      6,617,270       544,969      14,128,734      15,274,969       3,753,232
Net assets at beginning of year. . . .    16,715,532     10,098,262     9,553,293      95,666,842      80,391,873      76,638,641
                                         -----------   ------------   -----------   -------------   -------------    ------------
Net assets at end of year. . . . . . .   $19,253,268   $ 16,715,532   $10,098,262   $ 109,795,576   $  95,666,842    $ 80,391,873
                                         ===========   ============   ===========   =============   =============    ============




See accompanying notes.

                      John Hancock Variable Life Account U

                        For the years ended December 31,



                                                     Small/Mid Cap Growth                         Real Estate Equity
                                                          Subaccount                                  Subaccount
                                            ---------------------------------------   ------------------------------------------
                                               2002          2001          2000           2002           2001            2000
                                            ------------  ------------  ------------  -------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . . .   $    78,622   $   (73,257)  $ 1,256,776   $  1,422,812   $    696,441    $  1,313,350
 Realized gains (losses). . . . . . . . .    (1,258,976)     (981,468)     (293,946)       (87,516)     1,031,467        (982,035)
 Change in unrealized appreciation
  (depreciation) during the year. . . . .    (2,069,214)    1,362,634        32,687     (1,152,012)      (743,344)      3,101,113
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from operations. . . . . . . .    (3,249,568)      307,909       995,517        183,284        984,564       3,432,428
                                            -----------   -----------   -----------   ------------   ------------    ------------
Policy transactions:
 Net premiums from policyholders and
  transfers for policy loans. . . . . . .     8,373,557     7,279,254     4,357,085     15,518,881     16,758,790       9,280,044
 Transfers to policyholders for benefits,
  termination and policy loans. . . . . .    (7,258,041)   (6,151,260)   (4,910,148)   (12,833,871)   (14,240,037)    (11,124,908)
 Net change in policy loans . . . . . . .            --            --            --        601,812       (106,683)        492,770
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from policy transactions . . .     1,115,516     1,127,994      (553,063)     3,286,822      2,412,070      (1,352,094)
                                            -----------   -----------   -----------   ------------   ------------    ------------
Total increase (decrease) in net assets .    (2,134,052)    1,435,903       442,454      3,470,106      3,396,634       2,080,334
Net assets at beginning of year . . . . .    14,287,930    12,852,027    12,409,573     18,855,440     15,458,806      13,378,472
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net assets at end of year . . . . . . . .   $12,153,878   $14,287,930   $12,852,027   $ 22,325,546   $ 18,855,440    $ 15,458,806
                                            ===========   ===========   ===========   ============   ============    ============




See accompanying notes.

                      John Hancock Variable Life Account U

                        For the years ended December 31,



                                                    Growth & Income                                    Managed
                                                      Subaccount                                      Subaccount
                                    -----------------------------------------------   ------------------------------------------
                                        2002             2001             2000            2002           2001            2000
                                    --------------  ---------------  ---------------  -------------  -------------  ---------------
Increase (decrease) in net assets
 from operations:
 Net investment income. . . . . .   $  15,506,271   $   14,998,899   $  176,578,584   $  9,834,740   $ 11,762,030    $ 46,433,578
 Realized gains (losses). . . . .      (5,589,186)       7,486,424       29,822,980      1,133,382      7,196,215       6,751,143
 Change in unrealized depreciation
  during the year . . . . . . . .    (160,401,640)    (148,114,482)    (334,928,257)   (56,059,985)   (26,271,548)    (50,083,997)
                                    -------------   --------------   --------------   ------------   ------------    ------------
Net increase (decrease) in net
 assets resulting from operations    (150,484,555)    (125,629,159)    (128,526,693)   (45,091,863)    (7,313,303)      3,100,724
                                    -------------   --------------   --------------   ------------   ------------    ------------
Policy transactions:
 Net premiums from policyholders
  and transfers for policy loans.      79,558,957       68,546,265       88,999,014     51,737,120     50,611,942      40,693,833
 Transfers to policyholders for
  benefits, termination and policy
  loans . . . . . . . . . . . . .    (105,521,402)    (117,945,932)    (150,673,591)   (61,520,740)   (59,147,863)    (65,528,220)
 Net change in policy loans . . .      (8,820,629)       5,352,327        8,156,702     (3,542,972)    (6,889,706)      3,281,229
                                    -------------   --------------   --------------   ------------   ------------    ------------
Net decrease in net assets
 resulting from policy
 transactions . . . . . . . . . .     (34,783,074)     (44,047,340)     (53,517,875)   (13,326,592)   (15,425,627)    (21,553,158)
                                    -------------   --------------   --------------   ------------   ------------    ------------
Total decrease in net assets. . .    (185,267,629)    (169,676,499)    (182,044,568)   (58,418,455)   (22,738,930)    (18,452,434)
Net assets at beginning of year .     927,018,487    1,096,694,986    1,278,739,554    458,881,386    481,620,316     500,072,750
                                    -------------   --------------   --------------   ------------   ------------    ------------
Net assets at end of year . . . .   $ 741,750,858   $  927,018,487   $1,096,694,986   $400,462,931   $458,881,386    $481,620,316
                                    =============   ==============   ==============   ============   ============    ============




See accompanying notes.

                      John Hancock Variable Life Account U

                        For the years ended December 31,



                                                           Short-Term Bond                          Small Cap Equity
                                                              Subaccount                               Subaccount
                                                --------------------------------------   ---------------------------------------
                                                   2002          2001          2000         2002          2001           2000
                                                ------------  ------------  -----------  ------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . . . . .   $   173,465   $   105,698   $   61,416   $   (12,168)  $   (17,446)   $   247,666
 Realized gains (losses). . . . . . . . . . .        31,138        13,263      (16,575)     (369,248)     (965,308)      (493,450)
 Change in unrealized appreciation
  (depreciation) during the year. . . . . . .        21,049        23,040       35,100    (1,139,672)      833,167       (206,562)
                                                -----------   -----------   ----------   -----------   -----------    -----------
Net increase (decrease) in net assets
 resulting from operations. . . . . . . . . .       225,652       142,001       79,941    (1,521,088)     (149,587)      (452,346)
                                                -----------   -----------   ----------   -----------   -----------    -----------
Policy transactions:
 Net premiums from policyholders and transfers
  for policy loans. . . . . . . . . . . . . .     5,440,787     2,763,151      803,554     7,880,585     6,336,087      3,192,940
 Transfers to policyholders for benefits,
  termination and policy loans. . . . . . . .    (3,485,770)   (1,264,860)    (503,216)   (6,011,200)   (5,249,414)    (3,573,614)
                                                -----------   -----------   ----------   -----------   -----------    -----------
Net increase (decrease) in net assets
 resulting from policy transactions . . . . .     1,955,017     1,498,291      300,338     1,869,385     1,086,673       (380,674)
                                                -----------   -----------   ----------   -----------   -----------    -----------
Total increase (decrease) in net assets . . .     2,180,669     1,640,292      380,279       348,297       937,086       (833,020)
Net assets at beginning of year . . . . . . .     3,150,054     1,509,762    1,129,483     4,215,482     3,278,396      4,111,416
                                                -----------   -----------   ----------   -----------   -----------    -----------
Net assets at end of year . . . . . . . . . .   $ 5,330,723   $ 3,150,054   $1,509,762   $ 4,563,779   $ 4,215,482    $ 3,278,396
                                                ===========   ===========   ==========   ===========   ===========    ===========




See accompanying notes.

                      John Hancock Variable Life Account U

                        For the years ended December 31,



                                              International Opportunities Subaccount
                                            ------------------------------------------
                                                2002           2001           2000
                                            -------------  -------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income. . . . . . . . . .   $      8,320   $     10,624   $    270,954
 Realized gains (losses). . . . . . . . .       (519,721)    (1,827,992)       116,886
 Change in unrealized appreciation
  (depreciation) during the year. . . . .       (265,923)       631,002     (1,564,313)
                                            ------------   ------------   ------------
Net decrease in net assets resulting from
 operations . . . . . . . . . . . . . . .       (777,324)    (1,186,366)    (1,176,473)
                                            ------------   ------------   ------------
Policy transactions:
 Net premiums from policyholders and
  transfers for policy loans. . . . . . .     22,854,555     22,978,410     12,173,743
 Transfers to policyholders for benefits,
  termination and policy loans. . . . . .    (22,371,188)   (21,913,599)   (11,382,965)
                                            ------------   ------------   ------------
Net increase in net assets resulting from
 policy transactions. . . . . . . . . . .        483,367      1,064,811        790,778
                                            ------------   ------------   ------------
Total increase (decrease) in net assets .       (293,957)      (121,555)      (385,695)
Net assets at beginning of year . . . . .      4,803,336      4,924,891      5,310,586
                                            ------------   ------------   ------------
Net assets at end of year . . . . . . . .   $  4,509,379   $  4,803,336   $  4,924,891
                                            ============   ============   ============
                                                    Equity Index Subaccount
                                            ----------------------------------------
                                                2002          2001           2000
                                            -------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income. . . . . . . . . .   $    347,273   $   177,150    $ 1,188,703
 Realized gains (losses). . . . . . . . .     (1,570,811)    1,649,010        946,085
 Change in unrealized appreciation
  (depreciation) during the year. . . . .     (6,970,683)   (5,391,314)    (4,757,606)
                                            ------------   -----------    -----------
Net decrease in net assets resulting from
 operations . . . . . . . . . . . . . . .     (8,194,221)   (3,565,154)    (2,622,818)
                                            ------------   -----------    -----------
Policy transactions:
 Net premiums from policyholders and          23,890,364    14,355,554     12,189,141
  transfers for policy loans. . . . . . .
 Transfers to policyholders for benefits,
  termination and policy loans. . . . . .    (14,462,451)   (7,121,900)    (5,133,282)
                                            ------------   -----------    -----------
Net increase in net assets resulting from
 policy transactions. . . . . . . . . . .      9,427,913     7,233,654      7,055,859
                                            ------------   -----------    -----------
Total increase (decrease) in net assets .      1,233,692     3,668,500      4,433,041
Net assets at beginning of year . . . . .     30,219,165    26,550,665     22,117,624
                                            ------------   -----------    -----------
Net assets at end of year . . . . . . . .   $ 31,452,857   $30,219,165    $26,550,665
                                            ============   ===========    ===========





                                                       Global Bond Subaccount              Emerging Markets Equity Subaccount
                                                -------------------------------------   ----------------------------------------
                                                   2002          2001         2000          2002          2001           2000
                                                ------------  -----------  -----------  -------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . . . . .   $   153,291   $   79,708   $   99,027   $     (3,661)  $    (3,026)   $    86,868
 Realized gains (losses). . . . . . . . . . .        28,731      (18,675)     (44,965)          (970)     (350,867)      (444,667)
 Change in unrealized appreciation
  (depreciation) during the year. . . . . . .       300,437     (112,702)     134,921       (116,112)      250,077       (303,818)
                                                -----------   ----------   ----------   ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from operations. . . . . . . . . .       482,459      (51,669)     188,983       (120,743)     (103,816)      (661,617)
                                                -----------   ----------   ----------   ------------   -----------    -----------
Policy transactions:
 Net premiums from policyholders and transfers
  for policy loans. . . . . . . . . . . . . .     3,166,059      920,184      783,050     12,650,655    10,415,800      9,958,808
 Transfers to policyholders for benefits,
  termination and policy loans. . . . . . . .    (1,861,955)    (751,186)    (925,366)   (12,034,289)   (9,957,990)    (8,600,117)
                                                -----------   ----------   ----------   ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from policy transactions . . . . .     1,304,104      168,998     (142,316)       616,366       457,810      1,358,691
                                                -----------   ----------   ----------   ------------   -----------    -----------
Total increase in net assets. . . . . . . . .     1,786,563      117,329       46,667        495,623       353,994        697,074
Net assets at beginning of year . . . . . . .     2,046,671    1,929,342    1,882,675      1,446,802     1,092,808        395,734
                                                -----------   ----------   ----------   ------------   -----------    -----------
Net assets at end of year . . . . . . . . . .   $ 3,833,234   $2,046,671   $1,929,342   $  1,942,425   $ 1,446,802    $ 1,092,808
                                                ===========   ==========   ==========   ============   ===========    ===========




See accompanying notes.

                      John Hancock Variable Life Account U

                        For the years ended December 31,



                                                           Bond Index Subaccount               Small/Mid Cap CORE Subaccount
                                                   --------------------------------------   ------------------------------------
                                                      2002          2001          2000         2002          2001         2000
                                                   ------------  ------------  -----------  ------------  -----------  ------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . . . . . . .   $   292,150   $   103,132   $   49,103   $     5,195   $    1,277    $  15,937
 Realized gains (losses) . . . . . . . . . . . .        73,316        34,959       (7,112)     (143,875)     (52,457)      10,460
 Change in unrealized appreciation (depreciation)
  during the year. . . . . . . . . . . . . . . .       165,447       (29,500)      49,798      (260,503)      88,695      (24,998)
                                                   -----------   -----------   ----------   -----------   ----------    ---------
Net increase (decrease) in net assets resulting
 from operations . . . . . . . . . . . . . . . .       530,913       108,591       91,789      (399,183)      37,515        1,399
                                                   -----------   -----------   ----------   -----------   ----------    ---------
Policy transactions:
 Net premiums from policyholders and transfers
  for policy loans . . . . . . . . . . . . . . .     9,927,603     3,466,695      728,511     8,645,109    1,801,658      740,752
 Transfers to policyholders for benefits,
  termination and policy loans . . . . . . . . .    (6,534,060)   (1,277,127)    (144,843)   (7,051,639)    (995,100)    (399,593)
                                                   -----------   -----------   ----------   -----------   ----------    ---------
Net increase in net assets resulting from policy
 transactions. . . . . . . . . . . . . . . . . .     3,393,543     2,189,568      583,668     1,593,470      806,558      341,159
                                                   -----------   -----------   ----------   -----------   ----------    ---------
Total increase in net assets . . . . . . . . . .     3,924,456     2,298,159      675,457     1,194,287      844,073      342,558
Net assets at beginning of year. . . . . . . . .     3,361,379     1,063,220      387,763     1,286,112      442,039       99,481
                                                   -----------   -----------   ----------   -----------   ----------    ---------
Net assets at end of year. . . . . . . . . . . .   $ 7,285,835   $ 3,361,379   $1,063,220   $ 2,480,399   $1,286,112    $ 442,039
                                                   ===========   ===========   ==========   ===========   ==========    =========





                               High Yield Bond Subaccount            Turner Core Growth Subaccount
                        -----------------------------------------   --------------------------------
                            2002           2001          2000         2002       2001         2000
                        -------------  -------------  ------------  ---------  ----------  ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .   $    188,865   $     74,802   $    22,487   $   (889)  $  (1,581)   $  52,855
 Realized gains
  (losses). . . . . .       (102,271)      (120,786)      (12,103)   (31,689)    (77,189)     102,027
 Change in unrealized
  appreciation
  (depreciation)
  during the year . .        (86,607)        38,089       (40,003)   (53,031)    (22,334)    (208,949)
                        ------------   ------------   -----------   --------   ---------    ---------
Net decrease in net
 assets resulting from
 operations . . . . .            (13)        (7,895)      (29,619)   (85,609)   (101,104)     (54,067)
                        ------------   ------------   -----------   --------   ---------    ---------
Policy transactions:
 Net premiums from
  policyholders and
  transfers for policy
  loans . . . . . . .     12,468,074     11,597,628     1,673,666    129,700     112,537      289,705
 Transfers to
  policyholders for
  benefits,
  termination and
  policy loans. . . .    (10,944,125)   (10,508,627)   (1,436,309)   (54,791)   (142,240)    (381,882)
                        ------------   ------------   -----------   --------   ---------    ---------
Net increase
 (decrease) in net
 assets resulting from
 policy transactions.      1,523,949      1,089,001       237,357     74,909     (29,703)     (92,177)
                        ------------   ------------   -----------   --------   ---------    ---------
Total increase
 (decrease) in net
 assets . . . . . . .      1,523,936      1,081,106       207,738    (10,700)   (130,807)    (146,244)
Net assets at
 beginning of year. .      1,379,445        298,339        90,601    259,141     389,948      536,192
                        ------------   ------------   -----------   --------   ---------    ---------
Net assets at end of
 year . . . . . . . .   $  2,903,381   $  1,379,445   $   298,339   $248,441   $ 259,141    $ 389,948
                        ============   ============   ===========   ========   =========    =========




See accompanying notes.

                      John Hancock Variable Life Account U

                  For the years and period ended December 31,



                                         Brandes International Equity Subaccount     Frontier Capital Appreciation Subaccount
                                        ----------------------------------------    -----------------------------------------
                                            2002           2001          2000           2002           2001            2000
                                        -------------  -------------  ------------  -------------  -------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . .    $  28,792      $   4,990      $ 56,631      $  (5,008)     $  (4,417)      $ 217,366
 Realized gains (losses). . . . . . .      (52,147)       104,325        20,196       (151,692)        25,001         142,388
 Change in unrealized depreciation
  during the year . . . . . . . . . .     (102,502)      (189,182)      (44,043)      (147,127)        (8,462)       (339,964)
                                         ---------      ---------      --------      ---------      ---------       ---------
Net increase (decrease) in net assets
 resulting from operations. . . . . .     (125,857)       (79,867)       32,784       (303,827)        12,122          19,790
                                         ---------      ---------      --------      ---------      ---------       ---------
Policy transactions:
 Net premiums from policyholders and
  transfers for policy loans. . . . .      306,347        285,008       221,042        531,616        309,675         543,347
 Transfers to policyholders for
  benefits, termination and policy
  loans . . . . . . . . . . . . . . .     (145,768)      (303,906)      (86,260)      (207,698)      (282,058)       (399,772)
                                         ---------      ---------      --------      ---------      ---------       ---------
Net increase (decrease) in net assets
 resulting from policy transactions .      160,579        (18,898)      134,782        323,918         27,617         143,575
                                         ---------      ---------      --------      ---------      ---------       ---------
Total increase (decrease) in net
 assets . . . . . . . . . . . . . . .       34,722        (98,765)      167,566         20,091         39,739         163,365
Net assets at beginning of year . . .      656,929        755,694       588,128        931,778        892,039         728,674
                                         ---------      ---------      --------      ---------      ---------       ---------
Net assets at end of year . . . . . .    $ 691,651      $ 656,929      $755,694      $ 951,869      $ 931,778       $ 892,039
                                         =========      =========      ========      =========      =========       =========





                                         Clifton Enhanced US Equity Subaccount   Large Cap Aggressive Growth Subaccount
                                         --------------------------------------  ---------------------------------------
                                            2002          2001         2000          2002          2001          2000*
                                         ------------  -----------  -----------  -------------  ------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . .    $  4,771      $ 2,063      $ 2,164      $      --      $     --       $   104
 Realized losses . . . . . . . . . . .      (7,342)      (1,090)        (203)       (15,625)       (8,961)         (105)
 Change in unrealized appreciation
  (depreciation) during the year or
  period . . . . . . . . . . . . . . .     (42,474)      (8,459)      (3,480)       (74,021)        2,871            18
                                          --------      -------      -------      ---------      --------       -------
Net increase (decrease) in net assets
 resulting from operations . . . . . .     (45,045)      (7,486)      (1,519)       (89,646)       (6,090)           17
                                          --------      -------      -------      ---------      --------       -------
Policy transactions:
 Net premiums from policyholders and
  transfers for policy loans . . . . .     137,614       45,917        4,529        480,370       222,805         8,939
 Transfers to policyholders for
  benefits, termination and policy
  loans. . . . . . . . . . . . . . . .      (8,985)      (1,982)      (1,388)      (218,969)      (53,251)       (2,747)
                                          --------      -------      -------      ---------      --------       -------
Net increase in net assets resulting
 from policy transactions. . . . . . .     128,629       43,935        3,141        261,401       169,554         6,192
                                          --------      -------      -------      ---------      --------       -------
Total increase in net assets . . . . .      83,584       36,449        1,622        171,755       163,464         6,209
Net assets at beginning of year or
 period. . . . . . . . . . . . . . . .      52,210       15,761       14,139        169,673         6,209            --
                                          --------      -------      -------      ---------      --------       -------
Net assets at end of year or period. .    $135,794      $52,210      $15,761      $ 341,428      $169,673       $ 6,209
                                          ========      =======      =======      =========      ========       =======




* From commencement of operations (refer to footnote b in notes to financial statements #5)

See accompanying notes.

                      John Hancock Variable Life Account U

                  For the years and periods ended December 31,



                         Fundamental Growth Subaccount      AIM V.I. Premier Equity Subaccount
                        --------------------------------   -----------------------------------
                          2002        2001       2000*        2002          2001         2000*
                        ----------  ----------  ---------  ------------  ------------  -----------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .   $      --   $      --   $  9,207   $    4,994    $    1,133     $   550
 Realized losses. . .     (46,571)    (49,628)       (20)     (71,716)       (1,282)         (7)
 Change in unrealized
  depreciation during
  the year or period.     (73,130)    (10,636)    (8,739)    (357,636)      (19,270)       (709)
                        ---------   ---------   --------   ----------    ----------     -------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .    (119,701)    (60,264)       448     (424,358)      (19,419)       (166)
                        ---------   ---------   --------   ----------    ----------     -------
Policy transactions:
 Net premiums from
  policyholders and
  transfers for policy
  loans . . . . . . .     468,493     437,823    112,464    1,529,258     1,379,214      24,670
 Transfers to
  policyholders for
  benefits,
  termination and
  policy loans. . . .    (294,882)   (169,475)   (18,902)    (903,923)     (330,488)         --
                        ---------   ---------   --------   ----------    ----------     -------
Net increase in net
 assets resulting from
 policy transactions.     173,611     268,348     93,562      625,335     1,048,726      24,670
                        ---------   ---------   --------   ----------    ----------     -------
Total increase in net
 assets . . . . . . .      53,910     208,084     94,010      200,977     1,029,307      24,504
Net assets at
 beginning of year or
 period . . . . . . .     302,094      94,010         --    1,053,811        24,504          --
                        ---------   ---------   --------   ----------    ----------     -------
Net assets at end of
 year or period . . .   $ 356,004   $ 302,094   $ 94,010   $1,254,788    $1,053,811     $24,504
                        =========   =========   ========   ==========    ==========     =======





                          Fidelity VIP Growth Subaccount     Fidelity VIP Contrafund Subaccount
                        ----------------------------------   -----------------------------------
                           2002          2001       2000*       2002          2001         2000*
                        ------------  -----------  --------  ------------  ------------  ----------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $     1,842   $       --   $    --   $     7,823   $       299    $    --
 Realized losses. . .      (105,965)     (22,794)      (20)      (19,415)       (4,273)       (10)
 Change in unrealized
  appreciation
  (depreciation)
  during the year or
  period. . . . . . .      (464,001)      (2,000)   (1,647)     (166,387)       17,286         60
                        -----------   ----------   -------   -----------   -----------    -------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .      (568,124)     (24,794)   (1,667)     (177,979)       13,312         50
                        -----------   ----------   -------   -----------   -----------    -------
Policy transactions:
 Net premiums from
  policyholders and
  transfers for policy
  loans . . . . . . .     2,064,147    1,957,940    52,642     2,575,159     2,325,411     23,470
 Transfers to
  policyholders for
  benefits,
  termination and
  policy loans. . . .    (1,285,185)    (534,703)     (290)   (1,256,593)   (1,370,372)      (275)
                        -----------   ----------   -------   -----------   -----------    -------
Net increase in net
 assets resulting from
 policy transactions.       778,962    1,423,237    52,352     1,318,566       955,039     23,195
                        -----------   ----------   -------   -----------   -----------    -------
Total increase in net
 assets . . . . . . .       210,838    1,398,443    50,685     1,140,587       968,351     23,245
Net assets at
 beginning of year or
 period . . . . . . .     1,449,128       50,685        --       991,596        23,245         --
                        -----------   ----------   -------   -----------   -----------    -------
Net assets at end of
 year or period . . .   $ 1,659,966   $1,449,128   $50,685   $ 2,132,183   $   991,596    $23,245
                        ===========   ==========   =======   ===========   ===========    =======




* From commencement of operations (refer to footnote b in notes to financial statements #5)

See accompanying notes.

                      John Hancock Variable Life Account U

                  For the years and periods ended December 31,



                         Janus Aspen Global Technology      Janus Aspen Worldwide Growth
                                  Subaccount                        Subaccount
                        -------------------------------   -------------------------------
                          2002        2001       2000*      2002        2001        2000*
                        ----------  ----------  --------  ----------  ----------  ----------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $      --   $     978   $   161   $   4,234   $     721    $    11
 Realized losses. . .     (39,025)    (13,100)     (328)    (46,285)     (6,832)      (303)
 Change in unrealized
  depreciation during
  the year or period.    (156,346)    (26,650)   (2,171)   (140,520)    (24,118)    (1,596)
                        ---------   ---------   -------   ---------   ---------    -------
Net decrease in net
 assets resulting from
 operations . . . . .    (195,371)    (38,772)   (2,338)   (182,571)    (30,229)    (1,888)
                        ---------   ---------   -------   ---------   ---------    -------
Policy transactions:
 Net premiums from
  policyholders and
  transfers for policy
  loans . . . . . . .     613,407     432,272    33,453     862,872     637,006     42,474
 Transfers to
  policyholders for
  benefits,
  termination and
  policy loans. . . .    (286,365)   (131,462)   (3,332)   (453,762)   (167,525)    (2,773)
                        ---------   ---------   -------   ---------   ---------    -------
Net increase in net
 assets resulting from
 policy transactions.     327,042     300,810    30,121     409,110     469,481     39,701
                        ---------   ---------   -------   ---------   ---------    -------
Total increase in net
 assets . . . . . . .     131,671     262,038    27,783     226,539     439,252     37,813
Net assets at
 beginning of year or
 period . . . . . . .     289,821      27,783        --     477,065      37,813         --
                        ---------   ---------   -------   ---------   ---------    -------
Net assets at end of
 year or period . . .   $ 421,492   $ 289,821   $27,783   $ 703,604   $ 477,065    $37,813
                        =========   =========   =======   =========   =========    =======





                                                                     Templeton
                            MFS New Discovery Series               International
                                   Subaccount                       Subaccount
                        --------------------------------   -----------------------------
                          2002         2001       2000*      2002        2001      2000*
                        ----------  -----------  --------  ----------  ---------  ---------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .   $      --   $    4,478   $     1   $   1,465   $  2,295    $   (1)
 Realized gains
  (losses). . . . . .     (18,145)      (8,883)     (365)    (19,037)    13,798        --
 Change in unrealized
  appreciation
  (depreciation)
  during the year or
  period. . . . . . .    (188,684)      18,620       (51)      6,539    (25,301)      298
                        ---------   ----------   -------   ---------   --------    ------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .    (206,829)      14,215      (415)    (11,033)    (9,208)      297
                        ---------   ----------   -------   ---------   --------    ------
Policy transactions:
 Net premiums from
  policyholders and
  transfers for policy
  loans . . . . . . .     793,651    1,106,171     9,575     481,025    116,414     7,795
 Transfers to
  policyholders for
  benefits,
  termination and
  policy loans. . . .    (424,212)    (669,227)   (4,105)   (461,899)   (24,947)     (110)
                        ---------   ----------   -------   ---------   --------    ------
Net increase in net
 assets resulting from
 policy transactions.     369,439      436,944     5,470      19,126     91,467     7,685
                        ---------   ----------   -------   ---------   --------    ------
Total increase in net
 assets . . . . . . .     162,610      451,159     5,055       8,093     82,259     7,982
Net assets at
 beginning of year or
 period . . . . . . .     456,214        5,055        --      90,241      7,982        --
                        ---------   ----------   -------   ---------   --------    ------
Net assets at end of
 year or period . . .   $ 618,824   $  456,214   $ 5,055   $  98,334   $ 90,241    $7,982
                        =========   ==========   =======   =========   ========    ======




* From commencement of operations (refer to footnote b in notes to financial statements #5)

See accompanying notes.

                      John Hancock Variable Life Account U

                  For the years and periods ended December 31,



                           V.A. Relative Value     V.A. Financial Industries
                                Subaccount                Subaccount
                           --------------------   ---------------------------
                             2002       2001*         2002           2001*
                           ----------  ---------  -------------  --------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income .   $   2,947   $    153    $   5,412       $    873
 Realized gains (losses)     (14,558)     6,179      (19,341)         4,474
 Change in unrealized
  appreciation
  (depreciation) during
  the year or period . .    (152,654)    22,699      (70,398)          (697)
                           ---------   --------    ---------       --------
Net increase (decrease)
 in net assets resulting
 from operations . . . .    (164,265)    29,031      (84,327)         4,650
                           ---------   --------    ---------       --------
Policy transactions:
 Net premiums from
  policyholders and
  transfers for policy
  loans. . . . . . . . .     516,095    312,005      659,519        182,998
 Transfers to
  policyholders for
  benefits, termination
  and policy loans . . .    (281,632)   (96,377)    (251,169)       (14,329)
                           ---------   --------    ---------       --------
Net increase in net
 assets resulting from
 policy transactions . .     234,463    215,628      408,350        168,669
                           ---------   --------    ---------       --------
Total increase in net
 assets. . . . . . . . .      70,198    244,659      324,023        173,319
Net assets at beginning
 of year or period . . .     244,659         --      173,319             --
                           ---------   --------    ---------       --------
Net assets at end of year
 or period . . . . . . .   $ 314,857   $244,659    $ 497,342       $173,319
                           =========   ========    =========       ========





                              V.A. Strategic Income    Health Sciences Fund
                                   Subaccount               Subaccount
                              ----------------------  ----------------------
                                 2002       2001*        2002         2001*
                              -----------  ---------  -----------  ------------
Increase (decrease) in net
 assets from operations:
 Net investment income. . .   $   8,811    $   764    $   1,833     $     --
 Realized losses. . . . . .        (474)        (5)     (14,793)         (88)
 Change in unrealized
  appreciation
  (depreciation) during the
  year or period. . . . . .       5,115       (339)     (83,509)        (465)
                              ---------    -------    ---------     --------
Net increase (decrease) in
 net assets resulting from
 operations . . . . . . . .      13,452        420      (96,469)        (553)
                              ---------    -------    ---------     --------
Policy transactions:
 Net premiums from
  policyholders and
  transfers for policy loans    402,766     37,148      995,504      275,806
 Transfers to policyholders
  for benefits, termination
  and policy loans. . . . .    (171,535)    (4,900)    (357,671)     (62,674)
                              ---------    -------    ---------     --------
Net increase in net assets
 resulting from policy
 transactions . . . . . . .     231,231     32,248      637,833      213,132
                              ---------    -------    ---------     --------
Total increase in net assets    244,683     32,668      541,364      212,579
Net assets at beginning of
 year or period . . . . . .      32,668         --      212,579           --
                              ---------    -------    ---------     --------
Net assets at end of year or
 period . . . . . . . . . .   $ 277,351    $32,668    $ 753,943     $212,579
                              =========    =======    =========     ========




* From commencement of operations (refer to footnote b in notes to financial statements #5)

See accompanying notes.

                      John Hancock Variable Life Account U

                  For the years and periods ended December 31,



                              Large Cap Value Core      Fundamental Value
                                   Subaccount              Subaccount
                              ---------------------  ------------------------
                                2002       2001*        2002          2001*
                              ----------  ---------  ------------  ------------
Increase (decrease) in net
 assets from operations:
 Net investment income. . .   $   4,502   $    149   $    59,297    $      609
 Realized gains (losses). .     (18,489)      (115)     (494,204)        1,675
 Change in unrealized
  appreciation
  (depreciation) during the
  year or period. . . . . .     (57,898)     2,071    (1,146,562)       48,877
                              ---------   --------   -----------    ----------
Net increase (decrease) in
 net assets resulting from
 operations . . . . . . . .     (71,885)     2,105    (1,581,469)       51,161
                              ---------   --------   -----------    ----------
Policy transactions:
 Net premiums from
  policyholders and
  transfers for policy loans    636,510    183,982     7,156,221     4,636,089
 Transfers to policyholders
  for benefits, termination
  and policy loans. . . . .    (291,133)    (6,841)   (5,946,237)    2,881,118
                              ---------   --------   -----------    ----------
Net increase in net assets
 resulting from policy
 transactions . . . . . . .     345,377    177,141     1,209,984     7,517,207
                              ---------   --------   -----------    ----------
Total increase (decrease) in
 net assets . . . . . . . .     273,492    179,246      (371,485)    7,568,368
Net assets at beginning of
 year or period . . . . . .     179,246         --     7,568,368            --
                              ---------   --------   -----------    ----------
Net assets at end of year or
 period . . . . . . . . . .   $ 452,738   $179,246   $ 7,196,883    $7,568,368
                              =========   ========   ===========    ==========





                                  Small Cap Value          AIM V.I. Growth
                                     Subaccount              Subaccount
                              ------------------------   -------------------
                                 2002         2001*        2002       2001*
                              ------------  -----------  ---------  -----------
Increase (decrease) in net
 assets from operations:
 Net investment income. . .   $    76,591   $    3,485   $     --    $    306
 Realized gains (losses). .         2,272       (4,533)    (5,706)       (465)
 Change in unrealized
  appreciation
  (depreciation) during the
  year or period. . . . . .      (336,861)      81,499    (51,342)      3,097
                              -----------   ----------   --------    --------
Net increase (decrease) in
 net assets resulting from
 operations . . . . . . . .      (257,998)      80,451    (57,048)      2,938
                              -----------   ----------   --------    --------
Policy transactions:
 Net premiums from
  policyholders and
  transfers for policy loans    3,650,241    1,723,123    154,413     129,548
 Transfers to policyholders
  for benefits, termination
  and policy loans. . . . .    (1,557,818)    (560,353)   (57,776)     (4,456)
                              -----------   ----------   --------    --------
Net increase in net assets
 resulting from policy
 transactions . . . . . . .     2,092,423    1,162,770     96,637     125,092
                              -----------   ----------   --------    --------
Total increase in net assets    1,834,425    1,243,221     39,589     128,030
Net assets at beginning of
 year or period . . . . . .     1,243,221           --    128,030          --
                              -----------   ----------   --------    --------
Net assets at end of year or
 period . . . . . . . . . .   $ 3,077,646   $1,243,221   $167,619    $128,030
                              ===========   ==========   ========    ========




* From commencement of operations (refer to footnote b in notes to financial statements #5)

See accompanying notes.

                      John Hancock Variable Life Account U

                  For the years and periods ended December 31,



                           MFS Investors Growth Stock   MFS Research Series
                                   Subaccount                Subaccount
                           ---------------------------  --------------------
                               2002          2001*        2002        2001*
                           -------------  ------------  ----------  -----------
Increase (decrease) in
 net assets from
 operations:
 Net investment income .    $      --      $     --     $    278     $    --
 Realized losses . . . .       (9,532)       (3,728)      (6,041)       (249)
 Change in unrealized
  appreciation
  (depreciation) during
  the year or period . .      (41,640)        1,135      (25,716)      5,412
                            ---------      --------     --------     -------
Net increase (decrease)
 in net assets resulting
 from operations . . . .      (51,172)       (2,593)     (31,479)      5,163
                            ---------      --------     --------     -------
Policy transactions:
 Net premiums from
  policyholders and
  transfers for policy
  loans. . . . . . . . .      476,935       100,391      219,980      84,525
 Transfers to
  policyholders for
  benefits, termination
  and policy loans . . .     (167,923)      (55,051)     (95,292)     (4,421)
                            ---------      --------     --------     -------
Net increase in net
 assets resulting from
 policy transactions . .      309,012        45,340      124,688      80,104
                            ---------      --------     --------     -------
Total increase in net
 assets. . . . . . . . .      257,840        42,747       93,209      85,267
Net assets at beginning
 of year or period . . .       42,747            --       85,267          --
                            ---------      --------     --------     -------
Net assets at end of year
 or period . . . . . . .    $ 300,587      $ 42,747     $178,476     $85,267
                            =========      ========     ========     =======





                               AIM V.I. Capital                Fidelity VIP II
                                 Development     CSI Equity       Overseas
                                  Subaccount     Subaccount      Subaccount
                               ----------------  -----------  -----------------
                                    2002*           2002*           2002*
                               ----------------  -----------  -----------------
Increase (decrease) in net
 assets from operations:
 Net investment income (loss)      $    --       $       --       $     --
 Realized losses . . . . . .          (103)            (118)          (595)
 Change in unrealized
  depreciation during the
  period . . . . . . . . . .          (690)         (27,222)        (2,573)
                                   -------       ----------       --------
Net decrease in net assets
 resulting from operations .          (793)         (27,340)        (3,168)
                                   -------       ----------       --------
Policy transactions:
 Net premiums from
  policyholders and transfers
  for policy loans . . . . .        72,699        2,082,815        146,962
 Transfers to policyholders
  for benefits, termination
  and policy loans . . . . .        (7,764)        (140,162)       (76,197)
                                   -------       ----------       --------
Net increase in net assets
 resulting from policy
 transactions. . . . . . . .        64,935        1,942,653         70,765
                                   -------       ----------       --------
Total increase in net assets        64,142        1,915,313         67,597
Net assets at beginning of
 period. . . . . . . . . . .            --               --             --
                                   -------       ----------       --------
Net assets at end of period.       $64,142       $1,915,313       $ 67,597
                                   =======       ==========       ========




* From commencement of operations (refer to footnote b in notes to financial statements #5)

See accompanying notes.

                      John Hancock Variable Life Account U

                         Notes to Financial Statements

                               December 31, 2002


1.  Organization

John Hancock Variable Life Account U (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock).
 The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. Currently, the Account funds the Medallion Variable Life, Medallion Variable Life Plus, Annual Premium Variable Life (VLI), Medallion Variable Universal Life Edge, eVariable Life, Medallion Variable Life Plus and Medallion Variable Life Edge Policies. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of forty-seven subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Trust), the John Hancock Declaration Trust (Declaration Trust) or as other Outside Investment Trusts (Outside Trusts). New subaccounts may be added as new Portfolios are added to the Trust, Declaration Trust or Outside Trusts or as other investment options are developed and made available to policyholders. The forty-seven Portfolios of the Trust which are currently available are the the Large Cap Growth, Active Bond, International Equity Index, Small Cap Growth, Global Balanced, Multi Cap Growth (formerly Mid Cap Growth), Large Cap Value, Money Market, Small/Mid Cap Growth, Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Equity, International Opportunities, Equity Index, Global Bond, Emerging Markets Equity, Bond Index, Small/Mid Cap CORE, High Yield Bond, Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Clifton Enhanced US Equity, Large Cap Aggressive Growth, Fundamental Growth, AIM V.I. Premier Equity (formerly AIM V.I.Value), Fidelity VIP Growth, Fidelity VIP Contrafund, Janus Aspen Global Technology, Janus Aspen Worldwide Growth, MFS New Discovery Series, Templeton International, V.A Relative Value, V.A. Financial Industries, V.A. Strategic Income, Health Sciences Fund, Large Cap Value CORE, Fundamental Value (formerly Large/Mid Cap Value), Small Cap Value, AIM V.I. Growth, MFS Investors Growth Stock, MFS Research Series, AIM V.I. Capital Development, CSI Equity, and Fidelity VIP II Overseas Subaccounts. Each Portfolio has a different investment objective.

The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

                      John Hancock Variable Life Account U

2.  Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments

Investment in shares of the Trust, Declaration Trust and of the Outside Trusts are valued at the reported net asset values of the respective underlying Portfolios. Investment transactions are recorded on the trade date. Realized gains and losses on sales of respective Portfolio shares are determined on the basis of identified cost. Income from dividends, and gains from realized gain distributions, are recorded on the ex-distribution date.

Federal Income Taxes

The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Contracts funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

Expenses

JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .50% to .60%, depending on the type of policy, of net assets (excluding policy loans and policies for which no mortality and expense risk is charged) of the Account.
 Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

                      John Hancock Variable Life Account U

2.  Significant Accounting Policies (continued)

Amounts Receivable/Payable

Receivables/Payables to/from Portfolios/JHVLICO are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective portfolios' shares. The amounts are due to/from either the respective Portfolio and/or John Hancock Variable Life Insurance Company for the benefit of policyholders.

Policy Loans

Policy loans represent outstanding loans plus accrued interest. Interest is accrued and compounded daily (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness in policy years 1-20 and .25% thereafter).


3.  Transaction with Affiliates

John Hancock acts as the distributor, principal underwriter and investment advisor for the Trust. Certain officers of the Account are officers and directors of JHVLICO or the Trust.


4.  Details of Investments

The details of the shares owned and cost and value of investments in the Subaccounts of the Trust, Declaration Trust and of the Outside Trusts at December 31, 2002 were as follows:


Subaccount                           Shares Owned      Cost          Value
----------                           ------------      ----          -----
Large Cap Growth . . . . . . . . .     7,233,299   $155,574,066   $ 80,881,650
Active Bond. . . . . . . . . . . .    26,895,029    260,239,704    260,786,552
International Equity Index . . . .     1,550,043     20,853,459     15,581,896
Small Cap Growth . . . . . . . . .     1,283,677     13,426,479     10,586,348
Global Balanced. . . . . . . . . .       183,328      1,585,804      1,452,664
Multi Cap Growth . . . . . . . . .     2,166,531     20,951,081     14,413,320
Large Cap Value. . . . . . . . . .     1,616,628     22,065,157     19,253,268
Money Market . . . . . . . . . . .    93,736,266     93,736,265     93,736,265
Small/Mid Cap Growth . . . . . . .     1,106,942     14,100,413     12,153,878
Real Estate Equity . . . . . . . .     1,500,369     20,489,682     19,188,623
Growth & Income. . . . . . . . . .    60,743,170    908,718,013    559,852,198
Managed. . . . . . . . . . . . . .    28,337,842    388,803,849    315,885,164
Short-Term Bond. . . . . . . . . .       521,040      5,279,467      5,330,723
Small Cap Equity . . . . . . . . .       724,830      5,464,224      4,563,779
International Opportunities. . . .       596,771      4,613,411      4,509,379
Equity Index . . . . . . . . . . .     2,767,721     43,263,366     31,452,857
Global Bond. . . . . . . . . . . .       346,496      3,621,744      3,833,234

                      John Hancock Variable Life Account U

4.  Details of Investments (continued)


Subaccount                               Shares Owned     Cost        Value
----------                               ------------     ----        -----
Emerging Markets Equity. . . . . . . .     324,203     $2,025,698   $1,942,425
Bond Index . . . . . . . . . . . . . .     707,414      7,123,106    7,285,835
Small/Mid Cap CORE . . . . . . . . . .     299,418      2,674,194    2,480,399
High Yield Bond. . . . . . . . . . . .     491,395      2,992,439    2,903,381
Turner Core Growth . . . . . . . . . .      25,300        432,598      248,441
Brandes International Equity . . . . .      69,373        889,146      691,651
Frontier Capital Appreciation. . . . .      75,247      1,258,107      951,869
Clifton Enhanced US Equity . . . . . .      13,942        191,086      135,794
Large Cap Aggressive Growth. . . . . .      61,276        412,560      341,428
Fundamental Growth . . . . . . . . . .      60,195        448,509      356,004
AIM V.I. Premier Equity. . . . . . . .      77,361      1,632,403    1,254,788
Fidelity VIP Growth. . . . . . . . . .      71,121      2,127,614    1,659,966
Fidelity VIP Contrafund. . . . . . . .     118,192      2,281,224    2,132,183
Janus Aspen Global Technology. . . . .     174,893        606,659      421,492
Janus Aspen Worldwide Growth . . . . .      33,585        869,838      703,604
MFS New Discovery Series . . . . . . .      59,274        788,939      618,824
Templeton International. . . . . . . .      10,439        116,798       98,334
V.A Relative Value . . . . . . . . . .      56,325        444,812      314,857
V.A. Financial Industries. . . . . . .      42,874        568,437      497,342
V.A. Strategic Income. . . . . . . . .      31,984        272,526      277,302
Health Sciences Fund . . . . . . . . .      96,318        837,917      753,943
Large Cap Value CORE . . . . . . . . .      56,975        508,565      452,738
Fundamental Value. . . . . . . . . . .     827,679      8,294,568    7,196,883
Small Cap Value. . . . . . . . . . . .     245,296      3,333,008    3,077,646
AIM V.I. Growth. . . . . . . . . . . .      14,834        215,864      167,619
MFS Investors Growth Stock . . . . . .      42,456        341,092      300,587
MFS Research Series. . . . . . . . . .      16,556        198,780      178,476
AIM V.I. Capital Development . . . . .       6,853         64,832       64,142
CSI Equity . . . . . . . . . . . . . .     192,881      1,942,535    1,915,313
Fidelity VIP II Overseas . . . . . . .       6,179         70,170       67,597

                      John Hancock Variable Life Account U

4.  Details of Investments (continued)

Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Subaccounts of the Trust, Declaration Trust and of the Outside Trusts during 2002 were as follows:


Subaccount                                          Purchases        Sales
----------                                          ---------        -----
Large Cap Growth . . . . . . . . . . . . . . . .   $ 10,129,679   $  9,439,295
Active Bond. . . . . . . . . . . . . . . . . . .     34,514,524     26,219,798
International Equity Index . . . . . . . . . . .     20,704,338     19,770,244
Small Cap Growth . . . . . . . . . . . . . . . .      6,860,582      5,034,003
Global Balanced. . . . . . . . . . . . . . . . .        811,815        274,473
Multi Cap Growth . . . . . . . . . . . . . . . .      8,635,259      5,980,437
Large Cap Value. . . . . . . . . . . . . . . . .     10,320,377      4,460,854
Money Market . . . . . . . . . . . . . . . . . .    115,984,862    102,906,023
Small/Mid Cap Growth . . . . . . . . . . . . . .      6,707,870      5,513,732
Real Estate Equity . . . . . . . . . . . . . . .     13,024,101      8,937,144
Growth & Income. . . . . . . . . . . . . . . . .     34,655,054     44,860,423
Managed. . . . . . . . . . . . . . . . . . . . .     25,494,181     25,542,001
Short-Term Bond. . . . . . . . . . . . . . . . .      3,139,204      1,010,722
Small Cap Equity . . . . . . . . . . . . . . . .      7,109,968      5,252,751
International Opportunities. . . . . . . . . . .     20,611,953     20,120,266
Equity Index . . . . . . . . . . . . . . . . . .     16,271,847      6,496,661
Global Bond. . . . . . . . . . . . . . . . . . .      2,966,561      1,509,166
Emerging Markets Equity. . . . . . . . . . . . .     11,786,323     11,173,619
Bond Index . . . . . . . . . . . . . . . . . . .      7,586,849      3,901,157
Small/Mid Cap CORE . . . . . . . . . . . . . . .      7,931,207      6,332,542
High Yield Bond. . . . . . . . . . . . . . . . .     11,965,134     10,252,320
Turner Core Growth . . . . . . . . . . . . . . .        110,615         36,595
Brandes International Equity . . . . . . . . . .        365,909        176,539
Frontier Capital Appreciation. . . . . . . . . .        495,204        176,293
Clifton Enhanced US Equity . . . . . . . . . . .        146,804         13,405
Large Cap Aggressive Growth. . . . . . . . . . .        328,135         66,735
Fundamental Growth . . . . . . . . . . . . . . .        303,424        129,813
AIM V.I. Premier Equity. . . . . . . . . . . . .        863,443        233,114
Fidelity VIP Growth. . . . . . . . . . . . . . .      1,294,810        514,006
Fidelity VIP Contrafund. . . . . . . . . . . . .      1,633,392        307,004
Janus Aspen Global Technology. . . . . . . . . .        384,958         57,916
Janus Aspen Worldwide Growth . . . . . . . . . .        549,078        135,734
MFS New Discovery Series . . . . . . . . . . . .        474,554        105,115
Templeton International. . . . . . . . . . . . .        480,652        460,061
V.A Relative Value . . . . . . . . . . . . . . .        327,359         89,949
V.A. Financial Industries. . . . . . . . . . . .        507,878         94,116
V.A. Strategic Income. . . . . . . . . . . . . .        266,939         26,946

                      John Hancock Variable Life Account U

4.  Details of Investments (continued)


Subaccount                                             Purchases      Sales
----------                                             ---------      -----
Health Sciences Fund . . . . . . . . . . . . . . . .   $  731,297   $   91,631
Large Cap Value CORE . . . . . . . . . . . . . . . .      555,349      205,470
Fundamental Value. . . . . . . . . . . . . . . . . .    5,836,119    4,566,837
Small Cap Value. . . . . . . . . . . . . . . . . . .    2,496,503      327,489
AIM V.I. Growth. . . . . . . . . . . . . . . . . . .      132,516       35,879
MFS Investors Growth Stock . . . . . . . . . . . . .      350,682       41,670
MFS Research Series. . . . . . . . . . . . . . . . .      179,179       54,213
AIM V.I. Capital Development . . . . . . . . . . . .       67,010        2,075
CSI Equity . . . . . . . . . . . . . . . . . . . . .    2,031,994       89,341
Fidelity VIP II Overseas . . . . . . . . . . . . . .       77,795        7,030



5. Unit Values

A summary of unit values and units outstanding for variable life contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

                                                                              For the years and periods ended
                                        At December 31,                                December 31,
                              ------------------------------------  ---------------------------------------------------
                                             Unit                       Expenses       Investment          Total
                              Units       Fair Value       Assets        Ratio*          Income          Return***
     Subaccount               (000s)  Lowest to Highest    (000s)   Lowest to Highest   Ratio**      Lowest to Highest
---------------------         ------  ------------------  --------  -----------------  ----------  --------------------
Large Cap Growth       2002     218   $ 39.53 to $ 41.17  $102,103     0% to 0.6%        0.26%      (25.85)% to (25.40)%
                       2001     643     53.31 to 58.93     134,796     0.6 to 0.75       0.25       (18.02) to 495.90/c/

Active Bond            2002     518     29.45 to 35.78     326,286      0 to 0.6         4.16           5.97 to 6.62
                       2001     525     27.79 to 66.98     311,393     0.6 to 0.75       7.43        7.50 to 235.60/c/

International Equity
 Index                 2002     233     15.36 to 16.51      18,509      0 to 0.6         1.59        (14.24) to (13.79)
                       2001     351     17.91 to 19.15      20,602     0.6 to 0.75       2.11       (20.79) to 91.50/c/

Small Cap Growth       2002   1,025     10.48 to 10.90      10,586      0 to 0.6         --/a/       (28.80) to (28.43)
                       2001     877     14.72 to 15.23      12,970     0.6 to 0.75       --/a/      (13.11) to 52.30/c/

Global Balanced        2002     138     10.51 to 10.94       1,453      0 to 0.6         1.27         (5.91) to (5.36)
                       2001      89     11.17 to 11.56       1,000         0.6           1.61        (6.99) to 15.60/c/

Multi Cap Growth       2002   1,493     9.89 to 10.29       14,413      0 to 0.6         --/a/       (30.60) to (30.05)
                       2001   1,252     14.25 to 14.71      17,904         0.6           --/a/      (37.22) to 47.10/c/

Large Cap Value        2002   1,204     16.22 to 16.88      19,253      0 to 0.6         1.70        (11.22) to (10.69)
                       2001     907     18.27 to 18.90      16,716         0.6           1.83          0.66 to 89/c/

                      John Hancock Variable Life Account U

5. Unit Values (continued)


                                                                                   For the years and periods ended
                                             At December 31,                                December 31,
                                   ------------------------------------  ---------------------------------------------------
                                                  Unit                       Expenses       Investment          Total
                                   Units       Fair Value       Assets        Ratio*          Income          Return***
        Subaccount                 (000s)  Lowest to Highest    (000s)   Lowest to Highest   Ratio**      Lowest to Highest
---------------------------        ------  ------------------  --------  -----------------  ----------  --------------------
Money Market                 2002  2,422   $ 14.66 to $ 19.93  $109,796     0% to 0.60%       1.23%         0.91% to 1.52%
                             2001  1,737     14.44 to 34.50      95,667     0.6 to 0.75       4.52         3.29 to 44.40/c/

Small/Mid Cap Growth         2002    701     17.72 to 18.66      12,154      0 to 0.6         --/a/       (19.38) to (18.87)
                             2001    648     21.98 to 23.00      14,288         0.6           --/a/         2.23 to 130/c/

Real Estate Equity           2002    604         33.08           22,326         --            3.95               2.00
                             2001    207     30.60 to 32.43      18,855     0.6 to 0.75       5.34        5.12 to 224.30/c/

Growth & Income              2002    148    39.50 and 48.11     741,751      0 and 0.6        0.57       (20.14) and (19.66)
                             2001  1,465    49.46 to 137.76     927,018     0.6 to 0.75       0.64       (15.96) to 498.80/c/

Managed                      2002  1,520         40.28          400,463         --            1.42             (11.57)
                             2001  1,244     38.08 to 45.55     458,881     0.6 to 0.75       2.69       (3.40) to 355.50/c/

Short-Term Bond              2002    329     15.70 to 16.54       5,331      0 to 0.6         4.29           4.81 to 5.48
                             2001    207     14.98 to 15.68       3,150         0.6           6.60         7.46 to 56.80/c/

Small Cap Equity             2002    595      7.80 to 8.12        4,564      0 to 0.6         0.22        (26.90) to (26.45)
                             2001    394     10.67 to 11.04       4,215         0.6           0.07        (4.30) to 10.40/c/

International Opportunities  2002    509      8.92 to 9.28        4,509      0 to 0.6         0.69        (17.48) to (16.99)
                             2001    443     10.81 to 11.18       4,803         0.6           1.01       (21.38) to 11.80/c/

Equity Index                 2002  2,201     14.55 to 15.15      31,453      0 to 0.6         1.42        (20.23) to (19.67)
                             2001  1,647     18.24 to 18.87      30,219         0.6           1.51       (12.48) to 88.60/c/

Global Bond                  2002    243     15.46 to 16.08       3,833      0 to 0.6         5.02          16.59 to 17.20
                             2001    154     10.00 to 13.92       2,047         0.6           7.05        (2.00) to 37.20/c/

Emerging Markets Equity      2002    285      6.87 to 7.07        1,942      0 to 0.6         0.25         (5.76) to (5.23)
                             2001    198      7.29 to 7.46        1,447         0.6           0.34       (25.40)/c/ to (3.62)

Bond Index                   2002    532     13.36 to 13.73       7,286      0 to 0.6         5.39           8.53 to 9.14
                             2001    270     12.31 to 12.58       3,361         0.6           6.79         7.04 to 25.80/c/

                      John Hancock Variable Life Account U

5. Unit Values (continued)


                                                                            For the years and periods ended
                                        At December 31,                               December 31,
                               ---------------------------------  ----------------------------------------------------
                                             Unit                     Expenses       Investment           Total
                               Units       Fair Value     Assets       Ratio*          Income           Return***
      Subaccount               (000s)  Lowest to Highest  (000s)  Lowest to Highest   Ratio**       Lowest to Highest
-----------------------        ------  -----------------  ------  -----------------  ----------  ---------------------
Small/Mid Cap CORE       2002   259    $ 9.65 to $ 9.93   $2,480     0% to 0.6%         0.55%     (13.76)% to (13.20)%
                         2001   114     11.19 to 11.44     1,286         0.6            0.48        0.53 to 14.40/c/

High Yield Bond          2002   332      8.63 to 8.87      2,903      0 to 0.6         10.02        (5.06) to (4.52)
                         2001   151      9.09 to 9.29      1,379         0.6           10.95        (7.10)/c/ to 2.09

Turner Core Growth       2002    19     13.38 to 15.03       248      0 to 0.6          0.25       (24.24) to (23.78)
                         2001    15     17.66 to 19.72       259         0.6            0.15       (24.04) to (23.60)

Brandes International
 Equity                  2002    53     13.30 and 13.61      692      0 to 0.6          1.33       (14.19) and (13.70)
                         2001    42     15.50 to 15.86       657         0.6            1.88       (13.26) to (12.78)

Frontier Capital
 Appreciation            2002    57     16.97 to 18.34       952      0 to 0.6         --/a/       (23.66) to (22.59)
                         2001    42     22.23 to 23.88       932         --            --/a/        (1.81) to (1.64)

Clifton Enhanced US
 Equity                  2002    18          10.73           136         --             4.44             (22.64)
                         2001     5     10.25 to 13.90        52         0.6            6.38       (13.50) to (13.04)

Large Cap Aggressive
 Growth                  2002    60          5.93            340         --            --/a/             (28.81)
                         2001    20          8.33            170         --            --/a/      (16.70)/c/ to (14.65)

Fundamental Growth       2002    50          7.32            356         --            --/a/             (27.95)
                         2001    30          10.16           302         --            --/a/       (32.22) to 1.60/c/

AIM V.I. Premier Equity  2002    61          21.43         1,255         --             0.44             (27.89)
                         2001    35          29.72         1,054         --             0.15      (12.59) to 197.20/c/

Fidelity VIP Growth      2002    33          51.31         1,660         --             0.12             (27.80)
                         2001    20          71.07         1,449         --            --/a/      (17.73) to 610.70/c/

Fidelity VIP II
 Contrafund              2002    85          25.59         2,132         --             0.48             (7.68)
                         2001    38          27.72           992         --             0.22        (12.36) to 177.20


                      John Hancock Variable Life Account U

5. Unit Values (continued)


                                                                              For the years and periods ended
                                          At December 31,                               December 31,
                                 ---------------------------------  ----------------------------------------------------
                                               Unit                     Expenses       Investment           Total
                                 Units       Fair Value     Assets       Ratio*          Income           Return***
       Subaccount                (000s)  Lowest to Highest  (000s)  Lowest to Highest   Ratio**       Lowest to Highest
-------------------------        ------  -----------------  ------  -----------------  ----------  ---------------------
Janus Aspen Global
 Technology                2002   168          $2.58        $  421         --%           --/a/%           (39.15)%
                           2001    68          4.24            290         --            1.15       (57.60) to (47.10)/c/

Janus Aspen Worldwide
 Growth                    2002   147          4.90            704         --            0.69              (24.15)
                           2001    74          6.46            477         --            0.40        (35.40) to (22.63)

MFS New Discovery Series   2002    55          11.49           619         --            --/a/             (30.32)
                           2001    28          16.49           456         --            --/a/       (5.01) to 64.90/c/

Templeton International    2002     6          17.48            98         --            1.55              (17.23)
                           2001     4          21.12            90         --            3.71       (15.99) to 111.20/c/

V.A. Relative Value        2002    31          10.51           315         --            0.70              (40.25)
                           2001    14          17.59           245         --            0.21/b/          75.90/c/

V.A. Financial Industries  2002    39           13             497         --            1.57              (16.83)
                           2001    11          15.63           173         --            1.83/b/          56.30/c/

V.A. Strategic Income      2002    19          14.85           277         --            6.62               7.69
                           2001     2          13.79            33         --            4.75/b/          37.90/c/

Health Sciences Fund       2002    96          8.01            754         --            0.39              (18.35)
                           2001    22          9.81            213         --            --/a/            (1.90)/c/

Large Cap Value CORE       2002    53          8.73            453         --            1.30              (15.81)
                           2001    17          10.37           179         --            0.65/b/           3.70/c/

Fundamental Value          2002   587      9.41 to 13.91     7,197      0 to 0.6         1.28        (15.39) to (14.84)
                           2001   486     11.05 to 16.44     7,568         0.6           0.18/b/      10.50/c/ to 64.40

Small Cap Value            2002   196          16.06         3,078         --            0.73              (4.35)
                           2001    74          16.79         1,243         --            1.03/b/          67.90/c/


                      John Hancock Variable Life Account U

5. Unit Values (continued)


                                                                                For the years and periods ended
                                              At December 31,                             December 31,
                                     ---------------------------------  ------------------------------------------------
                                                   Unit                     Expenses       Investment         Total
                                     Units       Fair Value     Assets       Ratio*          Income         Return***
         Subaccount                  (000s)  Lowest to Highest  (000s)  Lowest to Highest   Ratio**     Lowest to Highest
----------------------------         ------  -----------------  ------  -----------------  ----------  -------------------
AIM V.I. Growth
                              2002     12         $ 14.86       $  168          --%           --/a/%        (28.45)%
                              2001      6           20.77          128         --             0.51          107.70/c/

MFS Investors Growth Stock    2002     42            7.45          301         --             --/a/         (25.28)
                              2001      4            9.97           43         --             --/a/          (0.30)/c/

MFS Research Series           2002     13           14.49          178         --             0.23          (22.39)
                              2001      5              10           85         --             --/a/         86.70/c/

AIM V.I. Capital Development  2002      9            7.69           64         --             --/a/         (15.31)/c/

CSI Equity                    2002    193           10.17        1,915         --             --/a/          1.70/c/

Fidelity VIP II Overseas      2002      4           24.22           68         --             --/a/         (18.87)


* These ratios represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated, divided by average net assets. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded.

** These amounts represent the distributions from net investment income received by the Subaccount from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Subaccount is affected by the timing of the declaration of dividends by the underlying portfolio in which the Subaccounts invest.

*** These amounts represents the total return for the periods indicated, including changes in the value of the underlying Portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account (the date of the first premium transfer into the Subaccount subsequent to the inception of the investment option). The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

a Portfolio distributed no dividends during the period.

                      John Hancock Variable Life Account U

5. Unit Values (continued)

b From commencement of Subaccount operations as follows (Investment Income Ratio is annualized):


Subaccount                                 2002         2001          2000
----------                                 ----         ----          ----
Large Cap Aggressive Growth                                        September 7
Fundamental Growth                                                 September 7
AIM V.I. Premier Equity                                            September 7
Fidelity VIP Growth                                                September 7
Fidelity VIP Contrafund                                            September 7
Janus Aspen Global Technology                                      September 7
Janus Aspen Worldwide Growth                                       September 7
MFS New Discovery Series                                           September 7
Templeton International                                            September 7
V.A Relative Value                                     May 17
V.A. Financial Industries                              June 13
V.A. Strategic Income                                  May 14
Health Sciences Fund                                   June 20
Large Cap Value CORE                                   June 27
Fundamental Value                                      June 13
Small Cap Value                                        May 14
AIM V.I. Growth                                        June 22
MFS Investors Growth Stock                             June 13
MFS Research Series                                    July 23
AIM V.I. Capital Development             June 24
CSI Equity                             September 16
Fidelity VIP II Overseas                  May 28

                      John Hancock Variable Life Account U

5. Unit Values (continued)

c From commencement of product operations as follows (For fiscal years ending before December 31, 2002, total return was calculated using a beginning accumulation unit value of $10. This value represents the accumulation unit value at the inception of the investment option):


Subaccount                                             2002           2001
----------                                             ----           ----
Large Cap Growth                                                    April 23
Active Bond                                                         April 23
International Equity Index                                          April 23
Small Cap Growth                                                    April 23
Global Balanced                                                      May 10
Mid Cap Growth                                                      April 17
Large Cap Value                                                     April 17
Money Market                                                        March 30
Small/Mid Cap Growth                                                 May 7
Real Estate Equity                                                  April 24
Growth & Income                                                     April 23
Managed                                                             April 17
Short-Term Bond                                                      May 23
Small Cap Equity                                                    April 17
International Opportunities                                          June 5
Equity Index                                                        April 23
Global Bond                                                       September 21
Emerging Markets Equity                                              May 23
Bond Index                                                          April 26
Small/Mid Cap Core                                                  June 25
Tuner Core Growth                                                   June 15
Large Cap Aggressive Growth                                          May 18
Fundamental Growth                                                  July 30
Aim V.I. Value                                                      April 23
Fidelity VIP Growth                                                  May 23
Fidelity VIP Contrafund                                             April 23
Janus Aspen Global Technology                                        May 12
MFS New Discovery Series                                            April 26
Templeton International                                             April 26
V. A. Relative Value                                                 May 17
V. A. Financial Industries                                          June 13
V. A. Strategic Income                                               May 14
Health Sciences Fund                                                June 20
International Equity                                                 May 14
Large Cap Value CORE                                                June 27
Fundamental Value                                                   June 27
Small Cap Value                                                      May 14
Aim V. I. Growth                                                    June 22
MFS Investors Growth Stock                                          June 13
MFS Research Series                                                 July 23
AIM V.I. Capital Development                         June 24
CSI Equity                                         September 16

  In addition to this SAI, JHVLICO has filed with the Securities and Exchange Commission (the "SEC") a prospectus which contains vital information about the variable life insurance policy you are considering. The prospectus and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the prospectus and personalized illustrations from your JHVLICO representative. The prospectus may also be obtained by contacting the JHVLICO Servicing Office. You should also contact the JHVLICO Servicing Office to request any other information about your policy or to make any inquiries about its operation.










                            JHVLICO SERVICING OFFICE
                            ------------------------

    Express Delivery            Mail Delivery
    ----------------            -------------
 529 Main Street (X-4)           P.O. Box 111
 Charlestown, MA 02129         Boston, MA 02117

         Phone:                      Fax:
         ------                      ----
     1-800-732-5543             1-617-886-3048














  Information about the Account (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about the Account are available on the SEC's Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549-0102.









Investment Company Act File No. 811-3068

                          Prospectus dated May 1, 2003

                                for interests in
                      John Hancock Variable Life Account U

                       Interests are made available under

                     MEDALLION VARIABLE UNIVERSAL LIFE PLUS

          a flexible premium variable universal life insurance policy issued by

            JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")

The policy provides an investment option with fixed rates of return declared by
             JHVLICO and the following variable investment options:

----------------------------------------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTION:                           UNDERLYING FUND MANAGED BY:
 ---------------------------                           ---------------------------
----------------------------------------------------------------------------------------------------------
 EQUITY OPTIONS:
  ProFund VP Bull . . . . . . . . . . . . . . . . .    ProFund Advisors LLC
  ProFund VP OTC. . . . . . . . . . . . . . . . . .    ProFund Advisors LLC
  ProFund VP Mid-Cap Value. . . . . . . . . . . . .    ProFund Advisors LLC
  ProFund VP Mid-Cap Growth . . . . . . . . . . . .    ProFund Advisors LLC
  ProFund VP Small-Cap. . . . . . . . . . . . . . .    ProFund Advisors LLC
  ProFund VP Small-Cap Value. . . . . . . . . . . .    ProFund Advisors LLC
  ProFund VP Small-Cap Growth . . . . . . . . . . .    ProFund Advisors LLC
  ProFund VP Europe 30. . . . . . . . . . . . . . .    ProFund Advisors LLC
  ProFund VP Asia 30  . . . . . . . . . . . . . . .    ProFund Advisors LLC
  ProFund VP UltraBull  . . . . . . . . . . . . . .    ProFund Advisors LLC
  ProFund VP UltraMid-Cap . . . . . . . . . . . . .    ProFund Advisors LLC
  ProFund VP UltraSmall-Cap . . . . . . . . . . . .    ProFund Advisors LLC
  ProFund VP UltraOTC . . . . . . . . . . . . . . .    ProFund Advisors LLC
  ProFund VP Bear . . . . . . . . . . . . . . . . .    ProFund Advisors LLC
  ProFund VP Short Small-Cap. . . . . . . . . . . .    ProFund Advisors LLC
  ProFund VP Short OTC. . . . . . . . . . . . . . .    ProFund Advisors LLC
  ProFund VP Basic Materials. . . . . . . . . . . .    ProFund Advisors LLC
  ProFund VP Biotechnology. . . . . . . . . . . . .    ProFund Advisors LLC
  ProFund VP Energy . . . . . . . . . . . . . . . .    ProFund Advisors LLC
  ProFund VP Financial. . . . . . . . . . . . . . .    ProFund Advisors LLC
  ProFund VP Healthcare . . . . . . . . . . . . . .    ProFund Advisors LLC
  ProFund VP Precious Metals. . . . . . . . . . . .    ProFund Advisors LLC
  ProFund VP Real Estate. . . . . . . . . . . . . .    ProFund Advisors LLC
  ProFund VP Semiconductor. . . . . . . . . . . . .    ProFund Advisors LLC
  ProFund VP Technology . . . . . . . . . . . . . .    ProFund Advisors LLC
  ProFund VP Telecommunications . . . . . . . . . .    ProFund Advisors LLC
  ProFund VP Utilities  . . . . . . . . . . . . . .    ProFund Advisors LLC
  VST Large Cap Growth  . . . . . . . . . . . . . .    Independence Investment LLC
  VST Growth & Income . . . . . . . . . . . . . . .    Independence Investment LLC and Putnam Investment
                                                        Management, LLC
 BALANCED OPTIONS:
  VST Managed . . . . . . . . . . . . . . . . . . .    Independence Investment LLC and Capital Guardian
                                                        Trust Company
 BOND & MONEY MARKET OPTIONS:
  ProFund VP U.S. Government Plus . . . . . . . . .    ProFund Advisors LLC
  ProFund VP Rising Rates Opportunity . . . . . . .    ProFund Advisors LLC
  VST Active Bond . . . . . . . . . . . . . . . . .    John Hancock Advisers, LLC
  ProFund VP Money Market                              ProFund Advisors LLC
----------------------------------------------------------------------------------------------------------


                            * * * * * * * * * * * *

  Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                            GUIDE TO THIS PROSPECTUS






This prospectus is arranged in the following way:



   . The section which starts on the next page is called "Summary of Benefits and Risks". It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.



   . Behind the Summary of Benefits and Risks section is a section called "Fee
     Tables" that describes the fees and expenses you will pay when buying, owning and surrendering the policy. This section starts on page 7.



   . Behind the Fee Tables section is a section called "Detailed Information."
     This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context. A table of contents for the Detailed Information section appears on page 12.



   . There is an Alphabetical Index of Key Words and Phrases at the back of this prospectus on page 39.



   . Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the "SAI") and how the SAI, personalized illustrations and other information can be obtained.



After this prospectus ends, the prospectuses for the Series Funds begin. See page 14 of this prospectus for a brief description of the Series Funds.

                         SUMMARY OF BENEFITS AND RISKS


THE NATURE OF THE POLICY

   The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges and the CDSC. We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary upon the death of the insured person (we call this the "death benefit") may be similarly affected. That's why the policy is referred to as a "variable" life insurance policy. We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the specifics of your policy and the insured person. Except as noted in the Detailed Information section of this prospectus, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

  If the life insurance protection described in this prospectus is provided under a master group policy, the term "policy" as used in this prospectus refers to the certificate we issue and not to the master group policy.

Unusual nature of this particular product

  The investment options of the policy were selected to accommodate individuals who contemplate engaging (either directly or through an investment professional) in active asset allocation or so-called "MARKET TIMING" ACTIVITY. "Market timing" is the practice of making frequent and typically large transfers of policy values among variable investment options in response to changes in the outlook for various markets with an expectation of increasing investment returns. Our other variable life insurance policies are not designed to accommodate such activity. By issuing this product, we don't in any way endorse or recommend the practice of market timing. However, we acknowledge that there are those who do believe in the efficacy of the practice and this product is designed to meet the needs of such persons.

  The reason this product can accommodate market timing activity is the presence of those investment options offered by ProFunds. These are clearly identifiable on page 1 of this prospectus since each contains the designation "ProFund VP". The ProFund investment options are not subject to the same restrictions on number, frequency and aggregate amount of transfers that apply to the other investment options. However, the ProFund investment options are subject to special restrictions as to the time of day by which any transfer request must be received. Transfer requests involving other investment options must be received before the end of our "business day" (currently 4:00 p.m. Eastern Standard Time) in order to be processed at that day's prices. Transfer requests involving ProFund investment options must be received by an earlier time (see "ProFund Transfer Requests" on page 34).

Is this type of product appropriate for you?

  You should apply for this type of product only if you feel you can tolerate significant volatility in your investment results. If you decide to apply for this type of product, you should seriously consider engaging the services of an investment professional to advise you on the proper use of investment options as part of an overall strategic or tactical asset allocation strategy. Of course, such investment professionals generally charge a fee for their services. The fee may or may not be charged to you directly. You should also keep in mind that the policy's primary purpose is to provide life insurance and that there are charges assessed for life insurance coverage. This is not simply an investment vehicle.

  Market timing is not for everybody. There are special risks associated with the practice. The principal risk of market timing is that the person or firm directing the transfers may misread the various markets and make ill-advised transfers, thereby resulting in investment results that are less favorable than they would have been in the absence of the market timing activity. Moreover, the potential negative impact of bad decisions is magnified by the fact that market timing decisions involve large amounts of assets and are concentrated in select markets. In addition, there are those who assert that (i) the frequency of transfers into and out of funds, in and of itself, increases the volatility of investment results and (ii) the mere fact of being "out of the market" as a result of market timing activity has a statistically significant negative impact on investment results. All of these risks, as well as all the other risks mentioned below, will be present whether you direct the transfers yourself or engage the services of an investment professional for that purpose.

  You should also be aware that the investment strategies of some of the ProFund VP funds are designed to magnify (both positively and negatively) the investment results of the benchmarks to which the funds relate. These so-called "leveraged" funds are the ProFunds VP Bull Plus, UltraMid-Cap, UltraSmall-Cap, UltraOTC, Bear, Short Small-Cap, Short OTC, U.S. Government Plus and Rising Rates Opportunity funds. The investment results of such leveraged funds are expected to exhibit significantly greater volatility than other investment options available under the policy. Indeed, when compared to a broad universe of open-end mutual funds, the ProFunds leveraged funds are considered to be among the most volatile. For example, the ProFunds VP UltraOTC fund is 4 times as volatile as the average domestic equity mutual fund. The leveraged investment techniques employed by these funds (including the borrowing costs incurred in creating leverage) should cause investors to lose more money in adverse environments. For example, if a fund seeks to track a benchmark by a factor of 2 and the benchmark suffers a 5% loss in value, the fund would be expected to lose 10% of its value before consideration of the borrowing costs. Factoring in the borrowing costs, the loss would be even greater than 10%. Similarly, a 5% gain in the benchmark would be expected to produce something less than a 10% gain in the fund due to the combined effect of the leverage factor and the borrowing costs.

  You should also keep in mind that none of the ProFund VP funds seek to provide correlation with their benchmarks over any period of time other than daily. Because of the effect of fund level fees and the compounding of returns, the performance of these funds should differ significantly from their benchmarks over time. This is particularly true for the leveraged funds due to the multiplier effect of the leverage factors involved.

  In addition to all of the risks mentioned above, there are specific investment risks associated with the various funds of the Series Funds (such as Active Trading Risk, Correlation Risk, Swap Counterparty Credit Risk and Risks of Aggressive Investment Techniques). These risks are not defined in this prospectus, but are described in detail in the attached Series Fund prospectuses. You should read those prospectuses very carefully before applying for the policy.

SUMMARY OF POLICY BENEFITS

Death Benefit

  When the insured person dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit (Option A and Option B). You choose which one you want in the application. The two death benefit options are:

   . Option A - The death benefit will equal the greater of (1) the Total Sum
     Insured , or (2) the minimum insurance amount (as described under "The minimum insurance amount" provision in the Detailed Information section of this prospectus).

   . Option B - The death benefit will equal the greater of (1) the Total Sum
     Insured plus your policy's account value on the date of death , or (2) the minimum insurance amount under the "guideline premium and cash value corridor test".

Surrender of the Policy

  You may surrender the policy in full at any time. If you do, we will pay you the account value of the policy less any outstanding policy loans and less any CDSC that then applies . This is called your "surrender value". You must return your policy when you request a surrender.

  If you have not taken a loan on your policy, the "account value" of your policy will, on any given date, be equal to:

   . the amount you invested,

   . plus or minus the investment experience of the investment options you've chosen,

   . minus all charges we deduct, and

   . minus all withdrawals you have made.

  If you take a loan on your policy, your account value will be computed somewhat differently. This is discussed beginning on page 24.

Partial Withdrawals

  You may make a partial withdrawal of your surrender value at any time after the first policy year. Each withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. Your account value is automatically reduced by the amount of the withdrawal and the charge. We reserve the right to refuse a partial withdrawal if it would reduce the surrender value or the Total Sum Insured below certain minimum amounts.

Policy Loans

  You may borrow from your policy at any time by completing the appropriate form. The minimum amount of each loan is $300. The maximum amount you can borrow is determined by a formula. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the insured person dies, it will be deducted from the death benefit. Outstanding loans also permanently affect the calculation of your account value.

Optional Benefit Riders

  When you apply for the policy, you can request any of the optional benefit riders that we make available. There are a number of such riders, including the Living Care Benefit Rider, the Optional Enhanced Cash Value Rider and the Long-Term Care Acceleration Rider. Charges for most riders will be deducted monthly from the policy's account value.

Investment Options

  The policy offers a number of investment options, as listed on the cover of this prospectus. They cover a broad spectrum of investment styles and strategies. Although the funds of the Series Funds that underly those investment options operate like publicly traded mutual funds, there are important differences between your investment options and publicly-traded mutual funds. On the plus side, you can transfer money from one investment option to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying fund are automatically reinvested and reflected in the fund's value and create no taxable event for you. On the negative side, if and when policy earnings are distributed (generally as a result of a surrender or partial withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges are significant and will reduce the investment performance of your investment options.

SUMMARY OF POLICY RISKS

Lapse Risk

  If the account value of your policy is insufficient to pay the charges when due, your policy (or part of it) can terminate (i.e. "lapse"). This can happen because you haven't paid enough premiums or because the investment performance of the investment options you've chosen has been poor or because of a combination of both factors. You'll be given a "grace period" within which to make additional premium payments to keep the policy in effect. If lapse occurs, you'll be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions.

Investment Risk

  As mentioned above, the investment performance of any variable investment option may be good or bad. Your account value will rise or fall based on the investment performance of the variable investment options you've chosen. Some variable investment options are riskier than others. These risks (and potential rewards) are discussed in detail in the attached prospectuses of the Series Funds.

Access to Funds Risk

  There is a risk that you will not be able (or willing) to access your account value by surrendering the policy because of the contingent deferred sales charge ("CDSC") that may be payable upon surrender. The CDSC is a percentage of the premiums you've paid and disappears only after 10 policy years have passed. See the "Fee Tables" section of this prospectus for details on the CDSC. There is also a charge for each partial withdrawal you make. It is the lesser of $20 or 2% of the withdrawal amount. Any communication that arrives on a date that is not a business day will be processed on the business day next following that date. The term "business day" is defined on page 15.

Transfer Risk

  There is a risk that you will not be able to transfer your account value from one investment option to another because of limitations on the dollar amount or frequency of transfers you can make. The limitation on transfers out of the fixed account are more restrictive than those that apply to transfers out of variable investment options. If you purchase the Long-Term Care Acceleration Rider and seek an advance under that rider, you will be subject to special transfer restrictions (see "Long-Term Care Acceleration Rider" on page 29).

Tax Risks

  In order for you to receive the tax benefits accorded life insurance under the Internal Revenue Code, your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called "7 pay limit" that limits the amount of premium that can be paid in relation to the policy's death benefit. If the limit is violated, the policy will be treated as a "modified endowment", which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the "investor control rules" that determine whether you would be treated as the "owner" of the assets underlying your policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called "inside build-up" that is a major benefit of life insurance.

  There is also a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made, surrender or lapse of the policy would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

  Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.

                                   FEE TABLES


  This section contains five tables that describe all of the fees and expenses that you will pay when buying, owning and surrendering the policy. In the first three tables, certain entries show the minimum charge, the maximum charge and the charge for a representative insured person. Other entries show only the maximum charge we can assess and are labeled as such. The remaining entries are always calculated in the same way, so we cannot assess a charge that is greater than the charge shown in the table. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown.

  The first table below describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer account value between investment options.

                              TRANSACTION FEES
-------------------------------------------------------------------------------
        CHARGE             WHEN CHARGE IS DEDUCTED         AMOUNT DEDUCTED
-------------------------------------------------------------------------------
 PREMIUM SALES CHARGE    Upon payment of premium        4% of Target Premium*
-------------------------------------------------------------------------------
 PREMIUM TAX CHARGE      Upon payment of premium        2.35% of each premium
                                                        paid
-------------------------------------------------------------------------------
 DAC TAX CHARGE          Upon payment of premium        1.25% of each premium
                                                        paid
-------------------------------------------------------------------------------
 MAXIMUM CONTINGENT      Upon surrender of policy       100% of first year
 DEFERRED SALES CHARGE   within the period stated       Target Premium for
 (CDSC)                                                 surrenders in policy
                                                        years 1-5**
                         Upon reduction of Basic Sum    Pro rata portion of
                         Insured as a result of a       applicable CDSC
                         partial withdrawal or a
                         written request
-------------------------------------------------------------------------------
 MAXIMUM ASI REDUCTION   Upon decrease in Additional    $17.40 per $1,000 of
 CHARGE                  Sum Insured (ASI) during       decrease in ASI ***
                         the first 20 policy years
-------------------------------------------------------------------------------
 MAXIMUM PARTIAL         Upon making a partial          $20
 WITHDRAWAL CHARGE       withdrawal
-------------------------------------------------------------------------------
 MAXIMUM TRANSFER        Upon each transfer into or     $25 (currently $0)****
 CHARGE                  out of a variable
                         investment option beyond an
                         annual limit of not less
                         than 12
-------------------------------------------------------------------------------


* The "Target Premium" for each policy year is determined at the time the policy is issued and appears in the "Policy Specifications" section of the policy. In general, the greater the proportion of Additional Sum Insured at issue, the lower the Target Premium.

** The CDSC percentage decreases in later policy years as follows: for policy year 6, it is 80%; for policy year 7, it is 70%; for policy year 8, it is 60%; for policy year 9, it is 40%; for policy year 10, it is 20%; and for policy years 11 and later, it is 0%.

*** A table in the policy will state the maximum rate for this charge per $1,000 of ASI, based on the insured person's issue age, insurance risk characteristics and (usually) gender. The rates range from less than $1 per $1,000 of ASI for issue ages of 40 or less up to the maximum shown in the table for an issue age 81 male tobacco risk.

**** This charge is not currently imposed, but we reserve the right to do so in the policy.

The next two tables describe the fees and expenses that you will pay periodically during the time you own the policy. These tables do not include fees and expenses paid at the fund level. Except for the Living Care Benefit and the Optional Enhanced Cash Value Rider, all of the charges shown in the tables are deducted from your account value. The second table is devoted only to optional rider benefits.

                     PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
------------------------------------------------------------------------------------------------
                                                               AMOUNT DEDUCTED
                                                 -----------------------------------------------
      CHARGE             WHEN CHARGE IS DEDUCTED   GUARANTEED RATE            CURRENT RATE
------------------------------------------------------------------------------------------------
 INSURANCE CHARGE:*      Monthly                 $0.05 per $1,000 of     $0.01 per $1,000 of
 MINIMUM CHARGE . . .    Monthly                 AAR                     AAR
 MAXIMUM CHARGE . . .    Monthly                 $83.33 per $1,000 of    $83.33 per $1,000 of
 CHARGE FOR                                      AAR                     AAR
 REPRESENTATIVE                                  $0.14 per $1,000 of     $0.14 per $1,000 of
 INSURED PERSON . . .                            AAR                     AAR
------------------------------------------------------------------------------------------------
 ISSUE CHARGE            Monthly in first        $20                     $20
                         policy year only
------------------------------------------------------------------------------------------------
 MAINTENANCE CHARGE      Monthly                 $8                      $6
------------------------------------------------------------------------------------------------
 ASSET-BASED RISK        Monthly                 .08% of account         .05% of account
 CHARGE**                                        value                   value in policy years
                                                                         1-10
                                                                         .04% of account value
                                                                         in policy year 11
                                                                         Decreasing by .001%
                                                                         each year in policy
                                                                         years 12-28
                                                                         .02% of account value
                                                                         in policy year 29 and
                                                                         thereafter
------------------------------------------------------------------------------------------------

* The insurance charge is determined by multiplying the amount of insurance for which we are at risk (the amount at risk or "AAR") by the applicable cost of insurance rate. The rates vary widely depending upon the Total Sum Insured, the length of time the policy has been in effect, the insurance risk characteristics of the insured person and (generally) the gender of the insured person. The "minimum" rate shown in the table at the guaranteed rate is the rate in the first policy year for a $1,000,000 policy issued to cover a 10 year old female preferred underwriting risk. The "minimum" rate shown in the table at the current rate is the rate in the eighth policy year for a $1,000,000 Basic Sum Insured $4,000,000 Additional Sum Insured policy issued to cover a 4 year old female preferred underwriting risk. The "maximum" rate shown in the table at both the guaranteed and current rates is the rate in the first policy year for a $100,000 all Basic Sum Insured policy issued to cover a 99 year old male substandard tobacco underwriting risk. This includes the so-called "extra mortality charge." The "representative insured person" referred to in the table is a 35 year old male standard non-tobacco underwriting risk with a $100,000 policy. The charges shown in the table may not be particularly relevant to your current situation. For more information about cost of insurance rates, talk to your JHVLICO representative.

** This charge only applies to that portion of account value held in the variable investment options. The charge does not apply to the fixed investment option.


                                     RIDER CHARGES
------------------------------------------------------------------------------------------------------
     CHARGE              WHEN CHARGE IS DEDUCTED      AMOUNT DEDUCTED
 DISABILITY WAIVER OF
 CHARGES
 RIDER:*
 MINIMUM CHARGE . . .    Monthly                 5% of all other monthly charges
 MAXIMUM CHARGE . . .    Monthly                 50% of all other monthly charges
 CHARGE FOR
 REPRESENTATIVE
 INSURED PERSON . . .    Monthly                 15% of all other monthly charges
------------------------------------------------------------------------------------------------------
 LIVING CARE BENEFIT     Only if benefit is      Charge is imbedded in
 RIDER                   exercised               discounting of death benefit
                                                 paid in advance**
------------------------------------------------------------------------------------------------------

                                     RIDER CHARGES
------------------------------------------------------------------------------------------------------
     CHARGE              WHEN CHARGE IS DEDUCTED      AMOUNT DEDUCTED
 AGE 100 WAIVER OF
 CHARGES
 RIDER:***
 MINIMUM CHARGE . . .    Monthly                 $0.0001 per $1,000 of amount at risk
 MAXIMUM CHARGE . . .    Monthly                 $2.27 per $1,000 of amount at risk
 CHARGE FOR
 REPRESENTATIVE
 INSURED PERSON . . .    Monthly                 $0.0003 per $1,000 of amount at risk
------------------------------------------------------------------------------------------------------
 CHILDREN'S INSURANCE    Monthly                 $0.50 per $1,000 of Rider Sum
 BENEFIT RIDER                                   Insured
------------------------------------------------------------------------------------------------------
 ACCIDENTAL DEATH
 BENEFIT
 RIDER:****
 MINIMUM CHARGE . . .    Monthly                 $0.75 per $1,000 of accidental death benefit
 MAXIMUM CHARGE . . .    Monthly                 $1.71 per $1,000 of accidental death benefit
 CHARGE FOR
 REPRESENTATIVE
 INSURED PERSON . . .    Monthly                 $0.78 per $1,000 of accidental death benefit
------------------------------------------------------------------------------------------------------
 OPTIONAL ENHANCED       Upon payment of         4% of all premiums paid in
 CASH VALUE RIDER        premium                 the first policy year up to
                                                 the Target Premium
------------------------------------------------------------------------------------------------------
 LONG-TERM CARE
 ACCELERATION
 RIDER:*****
 MINIMUM CHARGE . . .    Monthly                 5% of all other monthly charges
 MAXIMUM CHARGE . . .    Monthly                 9% of all other monthly charges
 CHARGE FOR
 REPRESENTATIVE
 INSURED PERSON . . .    Monthly                 9% of all other monthly charges
------------------------------------------------------------------------------------------------------

* The charge for this rider is determined by multiplying the total amount of all other monthly policy level charges by the applicable rate. The rates vary by the attained age and the disability insurance risk characteristics of the insured person. The "minimum" rate shown in the table is for a 64 year old preferred underwriting risk. The "maximum" rate shown in that table is for a 55 year old substandard underwriting risk. The "representative insured person" referred to in the table is a 35 year old standard underwriting risk.

** Applicable state regulations currently limit the discount percentage to the greater of (i) the yield on 90 day U.S. Treasury bills at the time the discount is determined, and (ii) the policy's maximum loan interest rate at the time the discount is determined.

*** The charge for this rider is determined by multiplying the amount of insurance for which we are at risk by the applicable rate. The rates vary by the issue age, the insurance risk characteristics and gender of the insured person. The "minimum" rate shown in the table is for a 20 year old male tobacco underwriting risk. The "maximum" rate shown in that table is for an 85 year old female preferred non-tobacco underwriting risk. The "representative insured person" referred to in the table is a 35 year old male standard non-tobacco underwriting risk.

**** The charge for this rider is determined by multiplying the amount of accidental death benefit selected by the applicable rate. The rates vary by the attained age and the ADB risk characteristics of the insured person. The "minimum" rate shown in the table is for an insured person less than 1 year of age with the lowest ADB risk rating (1.0). The "maximum" rate shown in that table is for a 65 year old with the highest ADB rating (1.5). The "representative insured person" referred to in the table is a 35 year old with an ADB rating of 1.0.

***** The charge for this rider is determined by multiplying the total amount of all other monthly charges by the applicable rate. The rates vary by the LTC insurance risk characteristics of the insured person and the rider benefit level selected. The "minimum" rate shown in the table is for a standard underwriting risk with a 1% Monthly Acceleration Percentage.
      The "maximum" rate shown in that table is for a substandard underwriting risk with a 4% Monthly Acceleration Percentage. The "representative insured person" referred to in the table is a standard underwriting risk with a 4% Monthly Acceleration Percentage.

The next table describes the minimum and maximum fund level fees and expenses that you will pay periodically during the time you own the policy. These expenses are deducted from fund assets and include management fees, distribution and/or service (12b-1) fees, and other expenses.

------------------------------------------------------------------------------------------
     TOTAL ANNUAL FUND OPERATING EXPENSES             MINIMUM               MAXIMUM
------------------------------------------------------------------------------------------
 RANGE OF EXPENSES WITHOUT TAKING ACCOUNT OF           0.69%                2.45%
 CERTAIN REIMBURSEMENT ARRANGEMENTS
------------------------------------------------------------------------------------------
 RANGE OF EXPENSES AFTER TAKING ACCOUNT OF             0.69%                1.98%*
 CERTAIN REIMBURSEMENT ARRANGEMENTS
------------------------------------------------------------------------------------------



* ProFund Advisors LLC has contractually agreed to waive investment advisory and management services fees and to reimburse other expenses to the extent "Total Annual Portfolio Operating Expenses" of any ProFunds fund, as a percentage of that funds's average daily net assets, exceed 1.98% (1.85% for ProFund VP UltraBull, 1.95% for ProFund VP Ultra OTC, 1.73% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Money Market) through December 31, 2003. The following table lists the ProFunds funds that are underlying funds of this prospectus and that are subject to such waiver and reimbursement agreements.

The next table describes fund level fees and expenses for each of the funds. More detail concerning each fund's fees and expenses is contained in the prospectuses for the Series Funds.

-----------------------------------------------------------------------------------------------------------------------------
                                                                                 TOTAL FUND                     TOTAL FUND
                                               DISTRIBUTION    OTHER OPERATING    OPERATING                      OPERATING
                                  INVESTMENT        AND           EXPENSES         EXPENSES                       EXPENSES
                                  MANAGEMENT  SERVICE (12B-1)      WITHOUT         WITHOUT        EXPENSE          WITH
           FUND NAME                  FEE          FEES         REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT   REIMBURSEMENT
-----------------------------------------------------------------------------------------------------------------------------
JOHN HANCOCK VARIABLE SERIES
 TRUST I    (NOTE 1):
-----------------------------------------------------------------------------------------------------------------------------
Large Cap Growth. . . . . . . .     0.79%           N/A             0.08%           0.87%          0.00%           0.87%
-----------------------------------------------------------------------------------------------------------------------------
Growth & Income . . . . . . . .     0.67%           N/A             0.08%           0.75%          0.00%           0.75%
-----------------------------------------------------------------------------------------------------------------------------
Managed . . . . . . . . . . . .     0.68%           N/A             0.08%           0.76%          0.00%           0.76%
-----------------------------------------------------------------------------------------------------------------------------
Active Bond . . . . . . . . . .     0.61%           N/A             0.08%           0.69%          0.00%           0.69%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
PROFUNDS (NOTE 2):
-----------------------------------------------------------------------------------------------------------------------------
ProFund VP Bull . . . . . . . .     0.75%          0.25%            0.91%           1.91%          0.00%           1.91%
-----------------------------------------------------------------------------------------------------------------------------
ProFund VP OTC  . . . . . . . .     0.75%          0.25%            1.03%           2.03%          0.05%           1.98%
-----------------------------------------------------------------------------------------------------------------------------
ProFund VP Mid-Cap Value  . . .     0.75%          0.25%            1.25%           2.25%          0.27%           1.98%
-----------------------------------------------------------------------------------------------------------------------------
ProFund VP Mid-Cap Growth . . .     0.75%          0.25%            1.22%           2.22%          0.24%           1.98%
-----------------------------------------------------------------------------------------------------------------------------
ProFund VP Small-Cap  . . . . .     0.75%          0.25%            0.97%           1.97%          0.00%           1.97%
-----------------------------------------------------------------------------------------------------------------------------
ProFund VP Small-Cap Value  . .     0.75%          0.25%            1.45%           2.45%          0.47%           1.98%
-----------------------------------------------------------------------------------------------------------------------------
ProFund VP Small-Cap Growth . .     0.75%          0.25%            1.20%           2.20%          0.22%           1.98%
-----------------------------------------------------------------------------------------------------------------------------
ProFund VP Europe 30  . . . . .     0.75%          0.25%            1.03%           2.03%          0.05%           1.98%
-----------------------------------------------------------------------------------------------------------------------------
ProFund VP Asia 30  . . . . . .     0.75%          0.25%            1.03%           2.03%          0.05%           1.98%
-----------------------------------------------------------------------------------------------------------------------------
ProFund VP UltraBull* . . . . .     0.75%          0.25%            1.12%           2.12%          0.27%           1.85%
-----------------------------------------------------------------------------------------------------------------------------
ProFund VP UltraMid-Cap . . . .     0.75%          0.25%            1.36%           2.36%          0.38%           1.98%
-----------------------------------------------------------------------------------------------------------------------------
ProFund VP UltraSmall-Cap . . .     0.75%          0.25%            1.15%           2.15%          0.17%           1.98%
-----------------------------------------------------------------------------------------------------------------------------
ProFund VP UltraOTC . . . . . .     0.75%          0.25%            1.08%           2.08%          0.13%           1.95%
-----------------------------------------------------------------------------------------------------------------------------
ProFund VP Bear . . . . . . . .     0.75%          0.25%            1.03%           2.03%          0.05%           1.98%
-----------------------------------------------------------------------------------------------------------------------------
ProFund VP Short Small-Cap  . .     0.75%          0.25%            0.73%           1.73%          0.00%           1.73%
-----------------------------------------------------------------------------------------------------------------------------
ProFund VP Short OTC  . . . . .     0.75%          0.25%            0.96%           1.96%          0.00%           1.96%
-----------------------------------------------------------------------------------------------------------------------------
ProFund VP U.S. Government Plus     0.50%          0.25%            0.96%           1.71%          0.00%           1.71%
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                                                                                 TOTAL FUND                     TOTAL FUND
                                               DISTRIBUTION    OTHER OPERATING    OPERATING                      OPERATING
                                  INVESTMENT        AND           EXPENSES         EXPENSES                       EXPENSES
                                  MANAGEMENT  SERVICE (12B-1)      WITHOUT         WITHOUT        EXPENSE          WITH
           FUND NAME                  FEE          FEES         REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT   REIMBURSEMENT
-----------------------------------------------------------------------------------------------------------------------------
ProFund VP Rising Rates
 Opportunity  . . . . . . . . .     0.75%          0.25%            1.13%           2.13%          0.15%           1.98%
-----------------------------------------------------------------------------------------------------------------------------
ProFund VP Money Market . . . .     0.75%          0.25%            0.51%           1.51%          0.16%           1.35%
-----------------------------------------------------------------------------------------------------------------------------
ProFund VP Basic Materials  . .     0.75%          0.25%            1.21%           2.21%          0.23%           1.98%
-----------------------------------------------------------------------------------------------------------------------------
ProFund VP Biotechnology  . . .     0.75%          0.25%            1.16%           2.16%          0.18%           1.98%
-----------------------------------------------------------------------------------------------------------------------------
ProFund VP Energy . . . . . . .     0.75%          0.25%            1.16%           2.16%          0.18%           1.98%
-----------------------------------------------------------------------------------------------------------------------------
ProFund VP Financial  . . . . .     0.75%          0.25%            1.14%           2.14%          0.16%           1.98%
-----------------------------------------------------------------------------------------------------------------------------
ProFund VP Healthcare . . . . .     0.75%          0.25%            1.14%           2.14%          0.16%           1.98%
-----------------------------------------------------------------------------------------------------------------------------
ProFund VP Precious Metals  . .     0.75%          0.25%            0.98%           1.98%          0.00%           1.98%
-----------------------------------------------------------------------------------------------------------------------------
ProFund VP Real Estate  . . . .     0.75%          0.25%            1.13%           2.13%          0.15%           1.98%
-----------------------------------------------------------------------------------------------------------------------------
ProFund VP Semiconductor  . . .     0.75%          0.25%            1.33%           2.33%          0.35%           1.98%
-----------------------------------------------------------------------------------------------------------------------------
ProFund VP Technology . . . . .     0.75%          0.25%            1.27%           2.27%          0.29%           1.98%
-----------------------------------------------------------------------------------------------------------------------------
ProFund VP Telecommunications .     0.75%          0.25%            1.19%           2.19%          0.21%           1.98%
-----------------------------------------------------------------------------------------------------------------------------
ProFund VP Utilities  . . . . .     0.75%          0.25%            1.17%           2.17%          0.19%           1.98%
-----------------------------------------------------------------------------------------------------------------------------



(1) Under its current investment management agreement with the John Hancock Variable Series Trust I ("JHVST"), John Hancock Life Insurance Company has contractually agreed to reimburse each JHVST fund when the fund's "other fund expenses" exceed 0.10% of its average daily net assets. The agreements will remain in effect until May 1, 2004, and may be renewed each year thereafter by JHVST. Percentages shown for the Large Cap Growth fund are calculated as if the current management fee schedule, which applies to this fund effective October 1, 2002, was in effect for all of 2002.

(2) ProFund Advisors LLC has contractually agreed to waive investment advisory and management services fees and to reimburse other expenses to the extent "Total Annual Portfolio Operating Expenses" of any fund, as a percentage of that fund's average daily net assets, exceed 1.98% (1.85% for ProFund VP UltraBull, 1.95% for ProFund VP Ultra OTC, 1.73% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Money Market) through December 31, 2003. After such date, any of the expense limitations may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be repaid to ProFund Advisors LLC from time to time through the next three fiscal years to the extent that repayment will not cause the Portfolio's expenses to exceed the stated limit during the respective year. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investor. The Total Fund Operating Expenses With Reimbursement shown above for ProFund VP UltraBull, ProFund VP UltraOTC and ProFund VP Money Market reflect the contractual expense limit changes for the fiscal year ending December 31, 2003. The Other Expenses shown for ProFund VP Short Small-Cap is an estimate because this ProFund has not yet been in operation for 6 months as of December 31, 2003.

* Prior to May 1, 2003, ProFund VP UltraBull was named ProFund VP Bull Plus and had a different investment objective.

                              DETAILED INFORMATION


This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section on pages 3 through 6.

CONTENTS OF THIS SECTION                                                         BEGINNING ON PAGE
Description of JHVLICO  . . . . . . . . . . . . . . . . . . . . . . . . . . .           14
Description of John Hancock Variable Life Account U . . . . . . . . . . . . .           14
Description of the Underlying Funds . . . . . . . . . . . . . . . . . . . . .           14
 Voting privileges that you will have . . . . . . . . . . . . . . . . . . . .           15
 Changes we can make to a Series Fund or the Account  . . . . . . . . . . . .           15
The Fixed Investment Option . . . . . . . . . . . . . . . . . . . . . . . . .           16
Premiums  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           16
 Planned Premiums . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           16
 Maximum premium payments . . . . . . . . . . . . . . . . . . . . . . . . . .           16
 Ways to pay premiums . . . . . . . . . . . . . . . . . . . . . . . . . . . .           16
 Processing premium payments  . . . . . . . . . . . . . . . . . . . . . . . .           17
Lapse and Reinstatement . . . . . . . . . . . . . . . . . . . . . . . . . . .           17
 Guaranteed death benefit feature . . . . . . . . . . . . . . . . . . . . . .           18
The Death Benefit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           18
 Limitations on payment of death benefit  . . . . . . . . . . . . . . . . . .           19
 Basic Sum Insured vs. Additional Sum Insured . . . . . . . . . . . . . . . .           19
 The minimum insurance amount . . . . . . . . . . . . . . . . . . . . . . . .           19
 When the insured person reaches 100  . . . . . . . . . . . . . . . . . . . .           20
 Requesting an increase in coverage . . . . . . . . . . . . . . . . . . . . .           20
 Requesting a decrease in coverage  . . . . . . . . . . . . . . . . . . . . .           20
 Change of death benefit option . . . . . . . . . . . . . . . . . . . . . . .           20
 Effective date of certain policy transactions  . . . . . . . . . . . . . . .           20
 Tax consequences of coverage changes . . . . . . . . . . . . . . . . . . . .           21
 Your beneficiary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           21
 Ways in which we pay out policy proceeds . . . . . . . . . . . . . . . . . .           21
 Changing a payment option  . . . . . . . . . . . . . . . . . . . . . . . . .           21
 Tax impact of payment option chosen  . . . . . . . . . . . . . . . . . . . .           21
The Account Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           21
 Commencement of investment performance . . . . . . . . . . . . . . . . . . .           22
 Allocation of future premium payments  . . . . . . . . . . . . . . . . . . .           22
 Transfers of existing account value  . . . . . . . . . . . . . . . . . . . .           22
 Dollar cost averaging  . . . . . . . . . . . . . . . . . . . . . . . . . . .           22
 Asset rebalancing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           23
Surrender and Partial Withdrawals . . . . . . . . . . . . . . . . . . . . . .           23
 Full surrender . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           23
 Partial withdrawals  . . . . . . . . . . . . . . . . . . . . . . . . . . . .           23


CONTENTS OF THIS SECTION                                                         BEGINNING ON PAGE
Policy loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           24
 Repayment of policy loans  . . . . . . . . . . . . . . . . . . . . . . . . .           24
 Effects of policy loans  . . . . . . . . . . . . . . . . . . . . . . . . . .           25
Description of Charges at the Policy Level  . . . . . . . . . . . . . . . . .           25
 Deductions from premium payments . . . . . . . . . . . . . . . . . . . . . .           25
 Deductions from account value  . . . . . . . . . . . . . . . . . . . . . . .           25
 Additional information about how certain policy charges work . . . . . . . .           27
 Other charges we could impose in the future  . . . . . . . . . . . . . . . .           28
Description of Charges at the Fund Level  . . . . . . . . . . . . . . . . . .           28
Other Policy Benefits, Rights and Limitations . . . . . . . . . . . . . . . .           28
 Optional benefit riders you can add  . . . . . . . . . . . . . . . . . . . .           28
 Variations in policy terms . . . . . . . . . . . . . . . . . . . . . . . . .           30
 Procedures for issuance of a policy  . . . . . . . . . . . . . . . . . . . .           30
 Changes that we can make as to your policy . . . . . . . . . . . . . . . . .           31
 The owner of the policy  . . . . . . . . . . . . . . . . . . . . . . . . . .           31
 Policy cancellation right  . . . . . . . . . . . . . . . . . . . . . . . . .           32
 Reports that you will receive  . . . . . . . . . . . . . . . . . . . . . . .           32
 Assigning your policy  . . . . . . . . . . . . . . . . . . . . . . . . . . .           32
 When we pay policy proceeds  . . . . . . . . . . . . . . . . . . . . . . . .           32
 How you communicate with us  . . . . . . . . . . . . . . . . . . . . . . . .           33
Tax considerations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           35
 General  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           35
 Policy proceeds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           35
 Other policy distributions . . . . . . . . . . . . . . . . . . . . . . . . .           36
 Diversification rules and ownership of the Account . . . . . . . . . . . . .           36
 7-pay premium limit  . . . . . . . . . . . . . . . . . . . . . . . . . . . .           37
 Corporate and H.R. 10 plans  . . . . . . . . . . . . . . . . . . . . . . . .           37
Legal matters . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           37
Financial Statements Reference  . . . . . . . . . . . . . . . . . . . . . . .           37
Registration statement filed with the SEC . . . . . . . . . . . . . . . . . .           37
Accounting and actuarial experts  . . . . . . . . . . . . . . . . . . . . . .           38

DESCRIPTION OF JHVLICO

  We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law, with its home office at 197 Clarendon Street, Boston, Massachusetts, 02117. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

  We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

  JHVLICO is a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 2002, John Hancock's assets were approximately $88 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable JHVLICO to meet its reserve requirements and expenses in connection with its business. John Hancock is committed to make additional capital contributions if necessary to ensure that JHVLICO maintains a positive net worth.

DESCRIPTION OF JOHN HANCOCK VARIABLE LIFE ACCOUNT U

  The variable investment options shown on page 1 are in fact subaccounts of John Hancock Variable Life Account U (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the Securities and Exchange Commission ("SEC") of the management of the Account or of us.

  The Account's assets are our property. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can't be used to pay any indebtedness of John Hancock other than those arising out of policies that use the Account.

  New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

DESCRIPTION OF THE UNDERLYING FUNDS

  The variable investment options shown on page 1 are those available as of the date of this prospectus. The options are grouped as to "type" on page 1. When you select one or more of these variable investment options, we invest your money in the selected subaccounts of the Account. In turn, the assets of the subaccounts are invested in the corresponding investment option(s) of ProFunds and/or John Hancock Variable Series Trust I, (together, "the Series Funds"). In this prospectus, the investment options of the Series Funds are referred to as "funds".

  The fund manager shown on page 1 for any given fund may be the investment advisor for the fund or a sub-investment advisor. However, in each case, the entity shown is the one that actually manages the fund's assets. The investment advisor for all funds of the John Hancock Variable Series Trust I is John Hancock Life Insurance Company. The entities shown on page 1 for those funds are sub-investment advisors. For all of the ProFunds investment options, the entity listed on page 1 (ProFund Advisers LLC) is the investment advisor.

  Each Series Fund is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). The investment results of each variable investment option you select will depend on those of the corresponding fund of one of the Series Funds. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus are prospectuses for the Series Funds. The Series Fund prospectuses contain detailed information about each available fund. Be sure to read those prospectuses before selecting any of the variable investment options shown on page 1.

  We will purchase and redeem Series Fund shares for the Account at their net asset value without any sales or redemption charges. Shares of a Series Fund represent an interest in one of the funds of the Series Fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

  On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard Time).

Voting privileges that you will have

  All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Series Funds. We will vote the shares of each of the funds of a Series Fund which are deemed attributable to variable life insurance policies at regular and special meetings of the Series Fund's shareholders in accordance with instructions received from owners of such policies. Shares of the Series Fund held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

  We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a Series Fund's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a Series Fund, ratification of the selection of independent auditors, approval of Series Fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

  However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

Changes we can make to a Series Fund or the Account

  The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, John Hancock or an affiliate of either, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgement, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

THE FIXED INVESTMENT OPTION

  Our obligations under the policy's fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

  Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

PREMIUMS

Planned Premiums

  The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums-- annually, semi-annually, quarterly or monthly. The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Lapse and Reinstatement" on page 17).

Maximum premium payments

  Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. More discussion of these tax law requirements begins on page 35. Also, we may refuse to accept any amount of an additional premium if:

   . that amount of premium would increase our insurance risk exposure, and

   . the insured person doesn't provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.

  In no event, however, will we refuse to accept any premium necessary to prevent the policy from terminating or to keep the guaranteed death benefit feature in effect.

Ways to pay premiums

  If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Life." We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the JHVLICO Life Servicing Office at the appropriate address shown on the back cover of this prospectus.

  We will also accept premiums:

   . by wire or by exchange from another insurance company,

   . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or

   . if we agree to it, through a salary deduction plan with your employer.

  You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Life Servicing Office.

Processing premium payments

  We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

  (1) We will process a payment received prior to a policy's date of issue as if received on the business day immediately preceding the date of issue.

  (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

  (3) We will process the portion of any premium payment for which we require evidence of the insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

  (4) If we receive any premium payment that we think will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

   . The tax problem resolves itself prior to the date the refund is to be made; or

   . The tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

  (5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

LAPSE AND REINSTATEMENT

  Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can lapse for failure to pay charges due under the policy. If the guaranteed death benefit feature is in effect , the Additional Sum Insured and any additional benefit riders (unless otherwise stated therein) will lapse if the policy's surrender value is not sufficient to pay the charges on a grace period testing date. If the guaranteed death benefit feature is not in effect, the entire policy will lapse if the policy's surrender value is not sufficient to pay the charges on a grace period testing date. In either case, we will notify you of how much you will need to pay to keep the Additional Sum Insured or the policy in force. You will have a 61 day "grace period" to make these payments. If you pay these amounts during the grace period, you may also continue the guaranteed death benefit feature by paying the GDB Premium described in your policy.

  If you don't pay at least the required amount by the end of the grace period, the Additional Sum Insured and any additional benefit riders (unless otherwise stated therein) or your policy, as the case may be, will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., "reinstate") it within 3 years from the beginning of the grace period. You will have to provide evidence that the insured person still meets our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. Reinstatement of a lapsed policy or Additional Sum Insured will take effect on the monthly deduction date on or next following the date we approve the reinstatement request.

  If the guaranteed death benefit is not in effect and the insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During a grace period, you cannot make a partial withdrawal or policy loan.

Guaranteed death benefit feature

  This feature guarantees that your Basic Sum Insured will not terminate (i.e., "lapse"), regardless of adverse investment performance, if on each "grace period testing date" the amount of cumulative premiums you have paid (less all withdrawals from the policy and all outstanding loans) equals or exceeds the sum of all Guaranteed Death Benefit Premium ("GDB Premium") due to date. If the Guaranteed Death Benefit test is not satisfied on any grace period testing date, the guaranteed death benefit feature will not be "in effect" on that date. We currently test on a quarterly basis, but reserve the right to test on each monthly deduction date. (The term " monthly deduction date" is defined on page 30 under " Procedures for issuance of a policy".)

  Your policy will show two types of GDB Premium (or such other types as permitted by your policy's state of issue):

   . Age 65/10 Year GDB Premium - is used on each testing date until the policy anniversary nearest the insured person's 65th birthday (or, if longer, until the 10th policy anniversary ). The GDB premium that is "due" during this period is equal to the Age 65/10 Year GDB Premium times the number of elapsed policy months on a testing date.

   . Age 100 GDB Premium - is used on each testing date that occurs on and after the policy anniversary nearest the insured person's 65th birthday (or on and after the 10th policy anniversary ) until the policy anniversary nearest the insured person's 100th birthday. The GDB premium that is "due" during this period is equal to the number of elapsed policy months on the testing date, measured from the Date of Issue, times the Age 100 GDB Premium.

  The Age 100 GDB Premium is higher than the Age 65/10 Year GDB Premium, but neither will ever be greater than the so-called "guideline premium" for the policy as defined in Section 7702 of the Internal Revenue Code. The GDB Premium varies from policy to policy based upon a number of factors, including the insured person's issue age, insurance risk characteristics and (generally) gender.

  The guaranteed death benefit feature applies only to the Basic Sum Insured in effect when we issue the policy. It does not apply to any amount of Additional Sum Insured and it will not be in effect if you increase the Basic Sum Insured (see "The Death Benefit" below). The amount of the Basic Sum Insured that is guaranteed will be reduced to the extent that we pay it to you under a living care or life-time care additional benefit rider while the insured is living (see "Optional benefit riders you can add" on page 28). If there are monthly charges that remain unpaid because of this guaranteed death benefit feature, we will deduct such charges when there is sufficient surrender value to pay them.

  If an insufficient amount of GDB premium has been paid on a grace period testing date, and your policy would lapse for failure to pay charges then due, we will provide you with a notification as described in the section, "Lapse and Reinstatement" above.

THE DEATH BENEFIT

  In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the "Total Sum Insured." Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. The maximum amount of Additional Sum Insured you can have when we issue the policy is generally limited to 400% of the Basic Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under "Basic Sum Insured vs. Additional Sum Insured" below.

  When the insured person dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit. You must choose which one you want in the application. The two death benefit options are:

   . Option A - The death benefit will equal the greater of (1) the Total Sum
     Insured , or (2) the minimum insurance amount (as described below).

   . Option B - The death benefit will equal the greater of (1) the Total Sum
     Insured plus your policy's account value on the date of death , or (2) the minimum insurance amount under the "guideline premium and cash value corridor test".

  For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

Limitations on payment of death benefit

  If the insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.

Basic Sum Insured vs. Additional Sum Insured

  As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

  For the same amount of premiums paid, the amount of the sales charge deducted from premiums and the amount of compensation paid to the selling insurance agent will generally be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed death benefit feature . Therefore, if the policy's surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured) , the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed death benefit feature.

  Generally, you will incur lower issue charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed death benefit feature the proportion of the Policy's Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance.

  Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see "Tax considerations" beginning on page 35).

The minimum insurance amount

  In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law -- the "guideline premium and cash value corridor test" and the "cash value accumulation test." When you elect the Option A death benefit, you must also elect which test you wish to have applied. If you elect the Option B death benefit, the guideline premium and cash value corridor test will automatically be applied. Under the guideline premium and cash value corridor test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the death benefit factor (called "corridor factor" in the policy) applicable on that date. In this case, the factors are derived by applying the guideline premium and cash value corridor test. The factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. A table showing the factor for each age will appear in the policy. Under the cash value accumulation test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the death benefit factor applicable on that date. In this case, the factors are derived by applying the cash value accumulation test. The factor decreases as attained age increases. A table showing the factor for each age will appear in the policy.

  As noted above, you have to elect which test will be applied if you elect the Option A death benefit. The cash value accumulation test may be preferable if you want an increasing death benefit in later policy years and/or want to fund the policy at the "7 pay" limit for the full 7 years (see "Tax Considerations" beginning on page 35). The guideline premium and cash value corridor test may be preferable if you want the account value under the policy to increase without increasing the death benefit as quickly as might otherwise be required.

When the insured person reaches 100

  On the policy anniversary nearest the insured person's 100th birthday, the death benefit will become equal to the account value on the date of death. Death benefit Options A and B (as described above) will cease to apply. Also, we will stop deducting any monthly charges (other than the asset-based risk charge) and will stop accepting any premium payments.

  In the provision entitled "Optional benefit riders you can add", we describe an optional Age 100 Waiver of Charges Rider that provides for continuation of the Total Sum Insured after the insured person reach 100.

Requesting an increase in coverage

  The Basic Sum Insured generally cannot be increased after policy issue. You may request an increase in the Additional Sum Insured. As to when such an increase would take effect, see "Effective date of certain policy transactions" below. Generally, each such increase must be at least $50,000. However, you will have to provide us with evidence that the insured person still meets our requirements for issuing insurance coverage. Unless we consent otherwise, you may not increase the Additional Sum Insured if the increase would cause the entire Additional Sum Insured to equal or exceed 800% of the Basic Sum Insured.

Requesting a decrease in coverage

  After the first policy year, you may request a reduction in the Total Sum Insured, but only if:

   . the remaining Basic Sum Insured will be at least $100,000, and

   . the remaining Additional Sum Insured will not exceed 800% of the Basic
     Sum Insured, and

   . the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

  As to when any reduction in Total Sum Insured would take effect, see "Effective date of certain policy transactions" below. Any reduction in Total Sum Insured will be implemented by first reducing any Additional Sum Insured. If there is any reduction in Basic Sum Insured, a pro-rata portion of the applicable CDSC will be deducted from the account value (see "Contingent deferred sales charge ('CDSC')" on page 26).

Change of death benefit option

  If the "guideline premium and cash value corridor test" applies to your policy, you may change your coverage from death benefit Option A to Option B or vice-versa on any policy anniversary, but only if there is no change in the Federal tax law test used to determine the minimum insurance amount. If you change from Option A to Option B, we will require evidence that the insured person still meets our requirements for issuing coverage. This is because such a change increases our insurance risk exposure.

  If the "cash value accumulation test" applies to your policy, you can never change to either Option A under the "guideline premium and cash value corridor test" or to Option B.

  Please read "The minimum insurance amount" on page 19 for more information about the "guideline premium and cash value corridor test" and the "cash value accumulation test."

Effective date of certain policy transactions

  The following transactions take effect on the policy anniversary on or next following the date we approve your request:

   . Additional Sum Insured increases.

   . Change of death benefit Option from A to B.

  A change of death benefit Option from B to A is effective on the policy anniversary on or next following the date we receive the request.

  Total Sum Insured decreases take effect on the monthly deduction date on or next following the date we approve your request.

Tax consequences of coverage changes

  Please read "Tax considerations" starting on page 35 to learn about possible tax consequences of changing your insurance coverage under the policy.

Your beneficiary

  You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person's death. You may change the beneficiary during the insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

Ways in which we pay out policy proceeds

  You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

   . Option 1 - Proceeds left with us to accumulate with interest

   . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

   . Option 2B - Equal monthly payments for a specified period of time

   . Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

   . Option 4 - Equal monthly payments for life with no refund

   . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

  You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3.50%. If no alternative payment option has been chosen, proceeds will be paid as a single sum.

Changing a payment option

  You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact of payment option chosen

  There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

THE ACCOUNT VALUE

  From each premium payment you make, we deduct the charges described under "Deductions from premium payments" on page 25. We invest the rest in the investment options you've elected. Special investment rules apply to premiums processed prior to the twentieth day after your policy becomes effective. (See "Commencement of investment performance" below).

  Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of a Series Fund and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "Description of Charges at the Policy Level" beginning on page 25.

  The amount you've invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. Amounts you invest in the fixed investment option will not be subject to the asset-based risk charge described on page 26. Otherwise, the policy level charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

Commencement of investment performance

  Any premium payment processed prior to the twentieth day after the policy's date of issue will automatically be allocated to the VST Money Market subaccount of the Account which, in turn, will invest in the Money Market Fund of the John Hancock Variable Series Trust I. This is the only way in which the VST Money Market subaccount is used in the policy, It is NOT an investment option you can select.

  On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the VST Money Market subaccount attributable to such payment will be reallocated automatically among the investment options you have chosen. If you have not chosen the investment option(s) to which the money will be reallocated, the money will be reallocated automatically to the ProFund VP Money Market investment option.

  All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

Allocation of future premium payments

  At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

  You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you. Without our approval, the maximum amount you may transfer to or from any investment option (other than a ProFund investment option) in any policy year is $1,000,000.

  Under our current rules, you can make transfers out of any variable investment option anytime you wish. However, we reserve the right to impose limits on the number and frequency of transfers into and out of variable investment options (other than ProFund investment options) and to impose a charge of up to $25 for any transfer beyond an annual limit (which will not be less than 12). Transfers under the dollar cost averaging program or the asset rebalancing program would not be counted toward any such limit.

  Transfers out of the fixed investment option are currently subject to the following restrictions:

   . You can only make such a transfer once in each policy year.

   . Any transfer request received within 6 months of the last transfer out of the fixed investment option will not be processed until such 6 month period has expired.

   . The most you can transfer at any one time is the greater of (i) $500 (ii)
     20% of the assets in your fixed investment option or (iii) the amount transferred out of your fixed investment option during the previous policy year.

  We reserve the right to impose limits on the minimum amount of each transfer out of the fixed investment option and the maximum amount of any transfer into the fixed investment option after the second policy year.

Dollar cost averaging

  This is a program of automatic monthly transfers out of the ProFund VP Money Market investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers.

The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed.

  Scheduled transfers under this option may be made from the Money Market investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

  Once we receive the election in form satisfactory to us at our Life Servicing Office, transfers will begin on the second monthly deduction date following its receipt. Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the insured person.

  The dollar cost averaging and rebalancing options cannot be in effect at the same time. We reserve the right to modify, terminate or suspend the dollar cost averaging program at any time. If you have any questions with respect to dollar cost averaging, call 1-800-732-5543.

Asset rebalancing

  This is a program that automatically re-sets the percentage of your account value allocated to the variable investment options. Over time, the variations in the investment results for each variable investment option you've elected will shift the percentage allocations among them. The rebalancing program will periodically transfer your account value among the variable investment options to reestablish the preset percentages you have chosen. Rebalancing would usually result in transferring amounts from a variable investment option with relatively higher investment performance since the last rebalancing to one with relatively lower investment performance. However, rebalancing can also result in transferring amounts from a variable investment option with relatively lower current investment performance to one with relatively higher current investment performance.

  This option can be elected in the application or by sending the appropriate form to our Life Servicing Office. You must specify the frequency for rebalancing (quarterly, semi-annually or annually), the preset percentage for each variable investment option and a future beginning date. The first rebalancing will occur on the monthly deduction date that occurs on or next follows the beginning date you select.

  Once elected, rebalancing will continue until we receive notice of cancellation of the option or notice of the death of the insured person. If you cancel rebalancing, you will have to wait 30 days before you can start it again.

  The fixed investment option does not participate in and is not affected by rebalancing.The rebalancing and dollar cost averaging options cannot be in effect at the same time. We reserve the right to modify, terminate or suspend the rebalancing program at any time. If you have any questions with respect to asset rebalancing, call 1-800-732-5543.

SURRENDER AND PARTIAL WITHDRAWALS

Full surrender

  You may surrender your policy in full at any time. If you do, we will pay you the account value, less any policy loans and less any CDSC charge that then applies. This is called your "surrender value." You must return your policy when you request a full surrender. We process surrenders as of the day we receive the surrender request.

Partial withdrawals

  You may make a partial withdrawal of your surrender value at any time after the first policy year. Each partial withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Unless we agree otherwise, each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your surrender value to fall below 3 months' worth of monthly charges (see "Deductions from account value" on page
25). We also reserve the right to refuse any partial withdrawal that would cause the policy's Total Sum

Insured to fall below $100,000 or the policy's Basic Sum Insured to fall below $100,000. Under the Option A death benefit, the reduction of your account value occasioned by a partial withdrawal could cause the minimum insurance amount to become less than your Total Sum Insured (see "The Death Benefit" on page 18). If that happens, we will automatically reduce your Total Sum Insured. The calculation of that reduction is explained in the policy, and will be implemented by first reducing any Additional Sum Insured in effect. If the reduction in Total Sum Insured would cause your policy to fail the Internal Revenue Code's definition of life insurance, we will not permit the partial withdrawal. If the withdrawal results in a reduction in Basic Sum Insured, a pro-rata portion of the applicable CDSC will be deducted from the account value (see "Contingent deferred sales charge ('CDSC')" on page 26).

POLICY LOANS

  You may borrow from your policy at any time by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. The maximum amount you can borrow is determined as follows:

   . We first determine the surrender value of your policy.


   . We then subtract an amount equal to 12 times the monthly charges then being deducted from account value.


   . We then multiply the resulting amount by.75% in policy years 1 through 10, .50% in policy years 11 through 20, and 0% thereafter (although we reserve the right to increase the percentage after policy year 20 to as much as .25%).

   . We then subtract the third item above from the result of the second item above.


  The minimum amount of each loan is $300. The interest charged on any loan is an effective annual rate of 4.75% in the first 10 policy years, 4.50% in policy years 11 through 20, and 4. 0% thereafter. However, we reserve the right to increase the percentage after policy year 20 to as much as 4.25%. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law. We process policy loans as of the day we receive the loan request.

Repayment of policy loans

You can repay all or part of a loan at any time. Unless we agree otherwise, each repayment will be allocated among the investment options as follows:

   . The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.


   . The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.


If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.

Effects of policy loans

  The account value, the surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

  The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

  Whenever the outstanding loan equals or exceeds the surrender value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Also, taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Policy loans may result in adverse tax consequences under certain circumstances (see "Tax considerations" beginning on page 35).

DESCRIPTION OF CHARGES AT THE POLICY LEVEL

Deductions from premium payments

 . Premium tax charge - A charge to cover state premium taxes we currently
   --------------------
   expect to pay, on average. This charge is currently 2.35% of each premium.

 . DAC tax charge - A charge to cover the increased Federal income tax burden
   ----------------
   that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.

 . Premium sales charge - A charge to help defray our sales costs. The charge
   ----------------------
   is 4% of a certain portion of the premium you pay. The portion of each year's premium that is subject to the charge is called the "Target Premium". It's determined at the time the policy is issued and will appear in the "Policy Specifications" section of the policy. We currently waive one half of this charge for policies with a Total Sum Insured (excluding any Premium Cost Recovery Benefit) of $250,000 or higher, but continuation of that waiver is not guaranteed. Also, we currently intend to stop making this charge on premiums received after the 10th policy year, but this is not guaranteed either. Because policies of this type were first offered for sale on May 1, 2000, no termination of this charge has yet occurred.

 . Optional enhanced cash value rider charge - A charge to cover the cost of
   -------------------------------------------
   this rider, if elected, equal to 4% of premium paid in the first policy year that does not exceed the Target Premium. We may vary the charge where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the rider. These include the type of variations discussed under "Reduced charges for eligible classes" on page 27. No variation in the charge will exceed the maximum stated above.

Deductions from account value

 . Issue charge - A monthly charge to help defray our administrative costs.
   --------------
   This is a flat dollar charge of $20 and is deducted only during the first policy year.

 . Maintenance charge - A monthly charge to help defray our administrative
   --------------------
   costs. This is a flat dollar charge of up to $8 (currently $6).

 . Insurance charge - A monthly charge for the cost of insurance. To determine
   ------------------
   the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table and the ratio of Basic Sum Insured to Additional Sum Insured on the date we issue your policy. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of the insured person, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person's attained age increases. (The insured person's "attained age" on any date is his or her age on the birthday nearest that date.) We currently apply three "bands" of insurance rates, based on a policy's Total Sum Insured on the date of issue (excluding any scheduled increase in Additional Sum Insured on the date of issue), but continuation of that practice is not guaranteed. The lowest band of rates is for policies of $1 million or more, next lower for policies between $250,000 to $999,999, and the highest band is for policies between $100,000 to $249,999. The insurance charge for death benefit Option B will tend to be higher than the insurance charge for death benefit Option A (see "The Death Benefit" on page 18).

 . Extra mortality charge - A monthly charge specified in your policy for
   ------------------------
   additional mortality risk if the insured person is subject to certain types of special insurance risk.

 . Asset-based risk charge - A monthly charge for mortality and expense risks
   -------------------------
   we assume. The charge is a percentage of that portion of your account value allocated to variable investment options. The current percentages are . 050% for policy years 1 - 10, . 035% for policy year 11, decreasing by .001% each year thereafter through policy year 28, and . 017% for policy year 29 and each policy year thereafter. These percentages equate to effective annual rates of .60% for policy years 1 - 10, .40% for policy year 11, grading down to .20% for policy years 29 and thereafter. The reductions after policy year 10 have not occurred yet under any policy, since no policy has been outstanding for 10 years. We guarantee that this charge will never exceed .0 75% of that portion of your account value allocated to variable investment options . This percentage equates to an effective annual rate of . 90 % . This charge does not apply to the fixed investment option.

 . Optional benefits charge - Monthly charges for optional insurance benefits
   --------------------------
   (other than the optional enhanced cash value rider) added to the policy by means of a rider. The riders we currently offer are described under "Optional benefit riders you can add" on page 28.

 . ASI reduction charge - A charge we deduct if you decrease the Additional Sum
   ----------------------
   Insured during the first 20 policy years. A table in your policy will state the maximum rate for the charge per $1,000 of Additional Sum Insured surrendered, based on the insured person's issue age, insurance risk characteristics and (usually) gender. The rates are shown in the policy and generally range from less than $1 per $1,000 for issue age 40 or less, and increase for issue ages thereafter, to over $10 per $1,000 for issue ages after 70. We do not deduct this charge if the Additional Sum Insured is reduced because of a withdrawal of surrender value or surrender of the policy.

 . Contingent deferred sales charge ("CDSC") - A charge we deduct if the policy
   -------------------------------------------
   lapses or is surrendered within the first 10 policy years. We deduct this charge to compensate us for sales expenses that we would otherwise not recover in the event of early lapse or surrender. The charge is a percentage of the premiums we received in the first policy year that do not exceed the first year Target Premium, as shown in the following table:

    ----------------------------------------------------------------------
          POLICY YEAR(S)          PERCENTAGE OF FIRST YEARTARGET PREMIUM
              1-5                                 100%
               6                                   80%
               7                                   70%
               8                                   60%
               9                                   40%
               10                                  20%
          11 and later                              0%
    ----------------------------------------------------------------------

  The above table applies only if the insured person is less than attained age 45 at issue. For older issue ages, the maximum is reached earlier and the percentage may decrease to zero in fewer than 10 policy years. Regardless of issue age, there is a further limitation on the CDSC that can be charged if surrender or lapse occurs in the second policy year. A pro-rata portion of the CDSC may also be charged in the case of withdrawals that reduce Basic Sum Insured (see "Partial withdrawals" on page 23) and requested reductions in Basic Sum Insured (see "Requesting a decrease in coverage" on page 20). The pro-rata charge is calculated by dividing the reduction in Basic Sum Insured by the Basic Sum Insured immediately prior to the reduction and then multiplying the applicable CDSC by that ratio.

 . Partial withdrawal charge - A charge for each partial withdrawal of account
   ---------------------------
   value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $20 or 2% of the withdrawal amount.

Additional information about how certain policy charges work

Sales expenses and related charges

  The sales charges (i.e., the premium sales charge and the CDSC) help to compensate us for the cost of selling our policies. (See "Description of Charges at the Policy Level" above.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the issue charge and the maintenance charge may also be recovered from such other sources.

Effect of premium payment pattern

  You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in any policy year, or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $1,000 and you paid a premium of $1,000 for ten years, you would pay total premium sales charges of $400 and be subject to a maximum CDSC of $1,000. If you paid $2,000 every other policy year for ten policy years, you would pay total premium sales charges of only $200 and be subject to a maximum CDSC of $1,000. However, delaying the payment of Target Premiums to later policy years could increase the risk that the guaranteed death benefit feature will lapse and the account value will be insufficient to pay policy charges as they come due. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment, with adverse tax consequences to you upon receipt of policy distributions. (See "Tax considerations" beginning on page 35.)

Method of deduction

  Unless we agree otherwise, we will deduct the monthly charges described in the Fee Tables section and any CDSC from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

  The insurance under the policy continues in full force during any grace period but, if the insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

  The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

Other charges we could impose in the future

  Except for the DAC tax charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

  We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

  Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

DESCRIPTION OF CHARGES AT THE FUND LEVEL

  The funds must pay investment management fees and other operating expenses. These fees and expenses (shown in the tables on pages 10 and 11) are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment
options you select.   We may also receive payments from a fund or its affiliates at an annual rate of up to approximately 0.35% of the average net assets that holders of our variable life insurance policies and variable annuity contracts have invested in that fund. Any such payments do not, however, result in any charge to you in addition to what is shown in the tables.

  The figures for the funds shown in the tables on pages 10 and 11 are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 2002, except as indicated in the footnotes appearing at the end of those tables. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

OTHER POLICY BENEFITS, RIGHTS AND LIMITATIONS

Optional benefit riders you can add

  When you apply for a policy, you can request any of the optional benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. Charges for most riders will be deducted from the policy's account value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy. Charges for the Long-Term Care Acceleration Rider, as described below, may be considered a "distribution" for federal income tax purposes (see "Tax considerations," beginning on page 35). We may add to, delete from, or modify the following list of additional benefit riders:

 . Disability Waiver of Charges Rider - Provides for the waiver of monthly
   ------------------------------------
   deductions if the insured person becomes totally and permanently disabled, as defined in the rider, prior to age 60. If the insured person becomes totally and permanently disabled after age 60, monthly deductions are only waived until age 65. Benefits under this rider do not reduce the Guaranteed Death Benefit Premium payment requirements described on page 18 that are necessary for the guaranteed death benefit feature to remain in effect.

   Living Care Benefit Rider - Provides for an advance payment to you of a
   -------------------------
   portion of the death benefit if the insured person becomes terminally ill, as defined in the rider, with death expected within 24 months. Advances under the rider are discounted for interest at the rates specified in the rider, and we may use a portion of any advance to repay loans under your policy. The reduction in the outstanding loan will be proportionate to the reduction in the death benefit. The maximum advance is $1,000,000.

 . Age 100 Waiver of Charges Rider - Provides for the continuation of the Total
   ---------------------------------
   Sum Insured in force when the insured person attains age 100, without charge, if the policy's account value at the time is greater than the sum of 1 plus the amount of any surrender charges then existing. The monthly charge for this rider currently begins in the 6th policy year.

 . Children's Insurance Benefit Rider - Provides term insurance up through age
   ------------------------------------
   21 on each covered child of the insured person. A child must be more than 14 days old and less than 15 years old to begin coverage.

 . Accidental Death Benefit Rider - Provides for an additional insurance
   --------------------------------
   benefit if the insured person's death is due to accidental causes between the policy anniversaries nearest the insured person's 5th and 70th birthdays.

 . Optional Enhanced Cash Value Rider - While this rider is in effect, we will
   ------------------------------------
   pay an Enhanced Cash Value Benefit in addition to the policy surrender value if:

   . you surrender the policy before the "contingent deferred sales charge" is equal to zero; and

   . the surrender is not the result of an exchange under Section 1035 of the Internal Revenue Code,

  The Enhanced Cash Value Benefit is equal to the "contingent deferred sales charge" in effect on the date of your surrender, up to a maximum amount equal to your account value on the date of surrender less any indebtedness. We describe the "contingent deferred sales charge," and the period it is in effect, on page 26.

  The Enhanced Cash Value Benefit does not increase (a) the death benefit payable under the policy, (b) the maximum amount you may borrow from the policy or (c) the maximum amount you may withdraw from the policy through partial withdrawals.

 . Long-Term Care Acceleration Rider - intended only for policies where the
   -----------------------------------
   death benefit is determined under Option A and the "cash value accumulation test" described on page 19 is elected. This rider provides for periodic advance payments to you of a portion of the death benefit if the insured person becomes "chronically ill" so that such person: (1) is unable to perform at least 2 activities of daily living without substantial human assistance or has a severe cognitive impairment; and (2) is receiving certain qualified services described in the rider.

  Benefits under the Long-Term Care Acceleration Rider will not begin until we receive proof that the insured person qualifies and has received 100 days of "qualified long-term care service" as defined in the rider, while the policy was in force. You must continue to submit evidence during the insured person's lifetime of the insured person's eligibility for rider benefits.

  We determine a maximum amount of death benefit that we will advance for each month of qualification. This amount, called the "Maximum Monthly Benefit" is based on the percentage of the policy's death benefit that you select when you apply for the policy, and the death benefit amount in effect when the insured person qualifies for benefits. The actual amount of any advance is based on the expense incurred by the insured person, up to the Maximum Monthly Benefit, for each day of qualified long-term care service in a calendar month. The first 100 days of qualified long-term care service, however, are excluded in any determination of an advance. We will recalculate the Maximum Monthly Benefit if you make a partial withdrawal of account value, and for other events described in the rider. Each advance reduces the remaining death benefit under your policy, and causes a proportionate reduction in your policy's account value. If you have a policy loan, we will use a portion of each death benefit advance to repay indebtedness. The reduction in indebtedness will be proportionate to the reduction in the death benefit.

  We restrict your account value's exposure to market risk when benefits are paid under the Long-Term Care Acceleration rider. We do this in several ways. First, before we begin paying any Monthly Benefit or waiving monthly deductions, we will transfer all account value from the variable investment options to the fixed investment option . (The amount to be transferred will be determined on the business day immediately following the date we approve a request for benefits under the rider.) In addition, you will not be permitted to transfer account value or allocate any additional premium payment to a variable investment option while rider benefits are paid. Your participation in any of the automatic investment plans will also be suspended during this period.

  If the insured person no longer qualifies for rider benefits and your policy remains in force, you will be permitted to invest new premium payments or existing account value in the variable investment options. (The restriction on transfers from the fixed account described on page 22 will continue to apply.) Benefits under this rider do not reduce the Guaranteed Death Benefit Premium payment requirements described on page 18 that may be necessary for the guaranteed death benefit feature to remain in effect after a termination of rider benefits.

  If you purchase this rider:

   . you and your immediate family will also have access to a national program designed to help the elderly maintain their independent living by providing advice about an array of elder care services available to seniors, and

   . you will have access to a list of long-term care providers in your area who provide special discounts to persons who belong to the national program.

Variations in policy terms

  Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

  We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes" on page 27. No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

  Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.

Procedures for issuance of a policy

  Generally, the policy is available with a minimum Basic Sum Insured at issue of $100,000. At the time of issue, the insured person must have an attained age of no more than 80. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

  Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy.

Minimum Initial Premium

  The Minimum Initial Premium must be received by us at our Life Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of the insured person, the Basic Sum Insured and the Additional Sum Insured at issue, and the policy options you have selected.

Commencement of insurance coverage

  After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person's rate class should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under "Temporary coverage prior to policy delivery" on page 31).

  The policy will take effect only if all of the following conditions are satisfied:

   . The policy is delivered to and received by the applicant.

   . The Minimum Initial Premium is received by us.

   . The insured person is living and still meets our health criteria for issuing insurance.

  If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

  In order to preserve a younger age at issue for the insured person, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

  The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (if it is used to preserve an insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

  If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

  Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

Changes that we can make as to your policy

  We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

  In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

   . Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

   . Combining or removing investment options

   . Changes in the form of organization of any separate account

  Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

The owner of the policy

  Who owns the policy? That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

  While the insured person is alive, you will have a number of options under the policy. Here are some major ones:

   . Determine when and how much you invest in the various investment options

   . Borrow or withdraw amounts you have in the investment options

   . Change the beneficiary who will receive the death benefit

   . Change the amount of insurance

   . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

   . Choose the form in which we will pay out the death benefit or other proceeds

  It is possible to name so-called "joint owners" of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Policy cancellation right

  You have the right to cancel your policy within 10 days after you receive it (the period may be longer in some states). This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to:

   . JHVLICO at one of the addresses shown on the back cover of this prospectus, or

   . the JHVLICO representative who delivered the policy to you.

  In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO or the Series Funds prior to that date. The date of cancellation will be the date of such mailing or delivery.

Reports that you will receive

  At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

  Semiannually we will send you a report containing the financial statements of each Series Fund, including a list of securities held in each fund.

Assigning your policy

  You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

When we pay policy proceeds

General

  We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive documentation of the insured person's death, we will pay the proceeds as a single sum.

Delay to challenge coverage

  We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

  We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

  We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

Delay of general account surrender proceeds

  State laws allow us to defer payment of any portion of the surrender value derived from the fixed investment option for up to 6 months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.

How you communicate with us

General Rules

  These general rules apply to any transaction other than a request to transfer existing account value to or from a ProFund investment option (a "ProFund transfer request"). Special rules apply to ProFund transfer requests (see "ProFund Transfer Requests" below).

  You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Life Servicing Office at the appropriate address shown on the Back Cover.

  Under our current rules, certain requests must be made in writing and be signed and dated by you. They include the following:

   . surrenders or partial withdrawals

   . change of death benefit option

   . increase or decrease in Total Sum Insured

   . change of beneficiary

   . election of payment option for policy proceeds

   . tax withholding elections

   . election of telephone transaction privilege.

  The following requests may be made either in writing (signed and dated by you) or by telephone or fax if a special form is completed (see "Telephone and Facsimile Transactions" below):

   . loans

   . transfers of account value among investment options (other than ProFund transfer requests)

   . change of allocation among investment options for new premium payments

  You should mail or express all written requests to our Life Servicing Office at the appropriate address shown on the Back Cover. You should also send notice of the insured person's death and related documentation to our Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

  We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Life Servicing Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone and Facsimile Transactions

  If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options (other than ProFund transfer requests) simply by telephoning us at 1-800-732-5543 or by faxing us at 1-617-886-3048. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

  If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions. If the website referred to below is completed and made available to you, such availability will be subject to its own special risks and its own set of conditions and restrictions which you will have to agree to in order to gain access.

  As mentioned on page 3, only the ProFund investment options are designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we reserve the right to change our telephone and facsimile transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether with respect to all policies like yours or with respect to any class of such policies.

ProFund Transfer Requests

  Any written ProFund transfer request may be mailed or expressed to the JHVLICO Life Servicing Office at the appropriate address shown on page 2. We don't consider any such request to be received until such time as it has arrived at the proper place and in the proper and complete form. If you complete a special authorization form, you can make a ProFund transfer request by faxing us at 1-617-572-7515 or by e-mailing us at JHSSMVULService@jhancock.com. There is a risk you will be unable to place a given request due to equipment malfunction or heavy phone line usage. If this occurs, you will have to submit your request by mail or express mail.

  Any ProFund transfer request must include your name, daytime telephone number, policy number and the names of the investment options involved. We cannot process any request that doesn't include this required information. ANY PROFUND TRANSFER REQUEST THAT ARRIVES AFTER THE "CUT-OFF TIME" AND PRIOR TO THE END OF OUR BUSINESS DAY WILL NOT BE ACCEPTED. UNDER OUR CURRENT ADMINISTRATIVE RULES, THE CUT-OFF TIME IS 3:00 P.M. EASTERN STANDARD TIME. We reserve the right to change the cut-off time and to vary it among various groups of policy owners based upon criteria such as the method of transmission of the transfer request. We will notify you of any change to the cut-off time that is applicable to your policy. We are currently developing a special electronic submission procedure through a special Internet website. If we are successful in that development, the expectation is that requests submitted through the website will have a later cut-off time than requests submitted by other means. However, there is no guarantee as to when, or even whether, that website development project will be completed.

Third Party Authorizations

  We anticipate that a number of those persons buying this type of policy will wish to engage the services of an investment professional and delegate to that investment professional the authority to request transfers among investment options. If you wish to make such a delegation, you must notify us in writing on a special authorization form we will provide. We will not be responsible for acting on instructions from your investment professional while the delegation remains in effect. Your delegation will remain in effect until we receive written notice from you revoking the delegation or until the authorization form terminates in accordance with its terms.

  The investment professional to whom you delegate authority may be a firm or person who is appointed by us as an authorized seller of our variable life insurance policies. However, in providing investment advice or in making transfers among investment options, the investment professional will be acting on your behalf, not on our behalf. We will not be responsible for any recommendations the investment professional makes, for any market timing or asset allocation programs the investment professional chooses to follow, or for any specific transfers the investment professional makes on your behalf.

  If your investment professional also represents other owners of policies like yours, we may require your investment professional to enter into a special administrative agreement with us as a condition of our accepting transfer requests on your behalf. The agreement may impose limitations on the investment professional's ability to request such transfers. Such limitations would be intended to minimize the detrimental impact of an investment professional who is in a position to transfer large amounts of money for multiple clients. The agreement may prohibit or limit transfers involving particular investment options, require advance notice of transfers above a certain dollar amount, or impose other trading restrictions. We may also require that the investment professional transmit all requests in a specific manner (e.g., by using the electronic functionality available on a specified Internet website). We will reserve the right to modify, suspend or terminate any such agreement at any time upon notice to the investment professional. If we terminate an agreement with your investment professional, we will notify you of that fact. We may require that your investment professional provide a proper identification (such as a Personal Identification Number) before we allow the investment professional to perform transfers on your behalf.

TAX CONSIDERATIONS

  This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

General

  Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

  However, some of the tax rules change if your policy is found to be a "modified endowment contract." This can happen if you've paid more than a certain amount of premiums that is prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind.

Policy proceeds

  We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines a life insurance contract for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

  If the policy complies with Section 7702, we believe the death benefit proceeds under the policy will be excludable from the beneficiary's gross income under Section 101 of the Code. In addition, if you have elected the Long-Term Care Acceleration Rider, the rider's benefits generally will be excludable from gross income under the Code. The tax-free nature of these accelerated benefits is contingent on the rider meeting specific requirements under Section 101 and/or Section 7702B of the Code. We have designed the rider to meet these standards.

Other policy distributions

  Increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

  Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership. If you have elected the Long-Term Care Acceleration Rider, you may be deemed to have received a distribution for tax purposes each time a deduction is made from your policy's account value to pay the rider charge.

  We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

  It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy for the period of the disqualification and for subsequent periods.

  Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

  Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

Diversification rules and ownership of the Account

  Your policy will not qualify for the tax benefit of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have "investment control" over the underlying assets.

  The Treasury Department explained in its temporary regulations regarding diversification that such regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account". As the variable policy owner, you will be treated as the owner of Account assets if you have the ability to exercise investment control over them. If you are found to have such ability, you will be taxed on any income or gains the assets generate. Although the Treasury Department announced several years ago that it would provide further guidance on this issue, it had not yet done so as of the date of this prospectus.

  The ownership rights under your policy are similar to, but different in certain respects from, those described in Internal Revenue Service rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy's proportionate share of the assets of the Account.

  We do not know what will be in future Treasury Department regulations or other guidance. We cannot guarantee that the funds will be able to operate as currently described in the Series Funds' prospectuses, or that a Series Fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe it will prevent you from being considered the owner of your policy's proportionate share of the assets of the Account, but we are under no obligation to do so

7-pay premium limit

  At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

  The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment", which can have adverse tax consequences.

  The owner will be taxed on distributions and loans from a "modified endowment" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 59 1/2.

  Furthermore, any time there is a "material change" in a policy (generally the result of such things as an increase in the Additional Sum Insured, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment.

  Moreover, if benefits under a policy are reduced (such as a reduction in the Total Sum Insured or death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will generally be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

  All modified endowments issued by the same insurer (or its affiliates) to the owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment rules. A policy received in exchange for a modified endowment will itself also be a modified endowment. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 plans

  The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

LEGAL MATTERS

  The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for JHVLICO. The law firm of Foley & Lardner, Washington, D.C., has advised us on certain Federal securities law matters in connection with the policies.

FINANCIAL STATEMENTS REFERENCE

  The financial statements of JHVLICO and the Account can be found in the Statement of Additional Information. The financial statements of JHVLICO should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

REGISTRATION STATEMENT FILED WITH THE SEC

  This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

ACCOUNTING AND ACTUARIAL EXPERTS

  Ernst & Young LLP, independent auditors, have audited the consolidated financial statements of JHVLICO at December 31, 2002 and 2001, and for each of the three years in the period ended December 31, 2002, and the financial statements of the Account at December 31, 2002 and for each of the periods indicated therein, as set forth in their reports. We've included these financial statements in the Statement of Additional Information and elsewhere in the registration statement in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

  Actuarial matters included in this prospectus have been examined by Paul J. Strong, F.S.A., MAAA, Vice President and Illustration Actuary of JHVLICO and Vice President of John Hancock.

                  ALPHABETICAL INDEX OF KEY WORDS AND PHRASES


  This index should help you locate more information about many of the important concepts in this prospectus.

KEY WORD OR PHRASE                    PAGE    KEY WORD OR PHRASE                    PAGE
Account...........................      14    modified endowment................      37
account value.....................       4    monthly deduction date............      31
Additional Sum Insured............      18    Option A; Option B................       4
asset-based risk charge...........      26    optional benefit riders...........      28
asset rebalancing.................      23    owner.............................      31
attained age......................      25    partial withdrawal................      23
Basic Sum Insured.................      18    partial withdrawal charge.........      27
beneficiary.......................      21    payment options...................      21
business day......................      15    Planned Premium...................      16
changing Option A or B............      20    policy anniversary................      22
changing the Total Sum Insured....      20    policy year.......................      29
charges...........................      25    premium; premium payment..........       3
Code..............................      35    premium sales charge..............      25
contingent deferred sales charge..      26    prospectus........................       2
cost of insurance rates...........      25    receive; receipt..................      33
date of issue.....................      30    reinstate; reinstatement..........      17
death benefit.....................      18    SEC...............................      14
deductions........................      25    Separate Account U................      14
dollar cost averaging.............      22    Series Funds......................      14
expenses of the Series Funds......      28    Servicing Office................Back Cover
fixed investment option...........      16    special loan account..............      24
full surrender....................      23    subaccount........................      14
fund..............................      14    surrender.........................       4
grace period......................      17    surrender value...................       4
guaranteed death benefit feature..      18    Target Premium....................      25
Guaranteed Death Benefit Premium..      18    tax considerations................      35
insurance charge..................      25    telephone transactions............      34
insured person....................       3    Total Sum Insured.................      18
investment options................       1    transfers of account value........      22
JHVLICO...........................      14    variable investment options.......      14
lapse.............................      17    we; us............................      14
loan..............................      24    withdrawal........................      23
loan interest.....................      24    withdrawal charges................      27
market timing.....................       3    you; your.........................      31
Maximum Monthly Benefit...........      29
maximum premiums..................      16
Minimum Initial Premium...........      30
minimum insurance amount..........      19


  In addition to this prospectus, JHVLICO has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information (the "SAI") which contains additional information about JHVLICO and the Account. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your JHVLICO representative. The SAI may be obtained by contacting the JHVLICO Servicing Office. You should also contact the JHVLICO Servicing Office to request any other information about your policy or to make any inquiries about its operation.










                            JHVLICO SERVICING OFFICE
                            ------------------------

                     EXPRESS DELIVERY            MAIL DELIVERY
                     ----------------            -------------
                  529 Main Street (X-4)           P.O. Box 111
                  Charlestown, MA 02129         Boston, MA 02117

                          PHONE:                      FAX:
                          ------                      ----
                      1-800-732-5543             1-617-886-3048












  Information about the Account (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about the Account are available on the SEC's Internet website at HTTP://WWW.SEC.GOV. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549-0102.









Investment Company Act File No. 811-3068

                       Statement of Additional Information
                                dated May 1, 2003
                                for interests in
                John Hancock Variable Life Account U ("Registrant")
                       Interests are made available under
                      MEDALLION VARIABLE UNIVERSAL LIFE PLUS
           a flexible premium variable universal life insurance policy issued by
             JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")

                           ("JHVLICO" or "Depositor")

This is a Statement of Additional Information ("SAI"). It is not the prospectus. The prospectus may be obtained from a JHVLICO representative or by contacting the JHVLICO Servicing Office at the telephone number or address shown on the back cover of this SAI.

                               TABLE OF CONTENTS


Contents of this SAI                                         Beginning on page
Description of the Depositor. . . . . . . . . . . . . . .            2
Description of the Registrant . . . . . . . . . . . . . .            2
Services Provided by John Hancock and Affiliates. . . . .            2
Other Service Providers . . . . . . . . . . . . . . . . .            2
Principal Underwriter and Distributor . . . . . . . . . .            3
Financial Statements of Registrant and Depositor. . . . .            4

Description of the Depositor

     Under the federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the "Depositor." In this case, the Depositor is JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law, with its home office at 197 Clarendon Street, Boston, Massachusetts, 02117. JHVLICO is authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. JHVLICO began selling variable life insurance policies in 1980.

     JHVLICO is regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines its affairs. JHVLICO is also subject to the applicable insurance laws and regulations of all jurisdictions in which it is authorized to do business. JHVLICO is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which JHVLICO is subject, however, does not provide a guarantee as to such matters.

     JHVLICO is a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 2002, John Hancock's assets were approximately $88 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable JHVLICO to meet its reserve requirements and expenses in connection with its business. John Hancock is committed to make additional capital contributions if necessary to ensure that JHVLICO maintains a positive net worth.

Description of the Registrant

     Under the federal securities laws, the registered separate account underlying the variable life insurance policy is known as the "Registrant." In this case, the Registrant is John Hancock Variable Life Account U (the "Account"), a separate account established by JHVLICO under Massachusetts law. The variable investment options shown on page 1 of the prospectus are in fact subaccounts of the Account. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or of JHVLICO.

     The Account's assets are JHVLICO's property. Each policy provides that amounts JHVLICO holds in the Account pursuant to the policies cannot be reached by any other persons who may have claims against JHVLICO.

     New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

Services Provided by John Hancock and Affliates

     The administration of all policies issued by JHVLICO and of all registered separate accounts organized by JHVLICO is provided by John Hancock, either directly or through wholly-owned subsidiaries such as John Hancock Signature Services, Inc. Neither JHVLICO nor the separate accounts are assessed any charges for such services.

Other Service Providers

     Until March 1, 2002, John Hancock provided all custodianship and depository services for the Registrant. As of March 1, 2002, those services were outsourced to State Street Bank. State Street Bank's address is 225 Franklin Street, Boston, Massachusetts, 02110.

     Ernst & Young LLP, independent auditors, have audited the financial statements of the Registrant at December 31, 2002 and for each of the periods indicated therein, as set forth in their report. These financial statements are included in this Statement of Additional Information in reliance on Ernst & Young LLP's report, given on their authority as experts in accounting and auditing. Ernst & Young LLP's address is 200 Clarendon Street, Boston, Massachusetts 02116.

Principal Underwriter and Distributor

     Signator Investors, Inc.("Signator"), a subsidiary of John Hancock, acts as principal distributor of the policies sold through the prospectus to which this SAI relates. Signator is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. Signator's address is 200 Clarendon Street, John Hancock Place, Boston, Massachusetts 02117.

     You can purchase a policy through representatives of broker-dealers and certain financial institutions who have entered into selling agreements with Signator and JHVLICO. JHVLICO pays compensation to these broker-dealers for promoting, marketing and selling JHVLICO's products through their representatives who are authorized by applicable law to sell variable life insurance polices. In turn, the broker-dealers pay a portion of the compensation to these representatives, under their own arrangements. It is anticipated that the most common schedule of gross commissions (inclusive of overrides and expense allowance payments paid to such broker-dealers and financial institutions) will be as follows:

     . 110.25% of first year premiums paid up to the Target Premium plus 3% of any excess first year premium payments,

     .    3% of all premium payments paid in policy years 2 through 10,

     . 0.35% of account value less policy loans in policy years 2 through 11, and

     . 0.20% of account value less policy loans in policy year 12 and thereafter.

     For limited periods of time, we may pay additional compensation to broker-dealers as part of special sales promotions.

     Representatives who meet certain productivity and persistency standards may be eligible for additional compensation. From time to time, Signator, at its expense, may provide significant additional amounts to financial services firms which sell or arrange for the sale of the policies. Such amounts may include, for example, financial assistance to financial services firms in connection with their conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, and/or other events or activities sponsored by the financial services firms.

     We offer these contracts on a continuous basis, but Signator is not obligated to sell any particular amount of policies. Signator also serves as principal underwriter for John Hancock Variable Annuity Accounts U, I and V, John Hancock Mutual Variable Life Insurance Account UV and John Hancock Variable Life Accounts V and S, all of which are registered under the 1940 Act. Signator is also the principal underwriter for the John Hancock Variable Series Trust I.

     We reimburse Signator for certain direct and indirect expenses actually incurred in connection with the marketing of these contracts. John Hancock (on behalf of JHVLICO) performs insurance underwriting and determines whether to accept or reject the application for a policy and each insured person's risk classification. Officers and employees of John Hancock and JHVLICO are covered by a blanket bond by a commercial carrier in the amount of $25 million.

     The aggregate dollar amount paid to Signator by JHVLICO for each of the last three years is as follows:


                           2002. . .     $100,282,138
                           2001. . .     $114,921,206
                           2000. . .     $121,926,879

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors
John Hancock Variable Life Insurance Company

We have audited the accompanying consolidated balance sheets of John Hancock Variable Life Insurance Company as of December 31, 2002 and 2001, and the related consolidated statements of income, changes in shareholder's equity and comprehensive income, and cash flows for each of the three years in the period ended December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Variable Life Insurance Company at December 31, 2002 and 2001, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States.

As discussed in Note 1 to the consolidated financial statements, in 2001 the Company changed its method of accounting for derivatives.


                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
March 14, 2003

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS

                                                              December 31
                                                           2002        2001
                                                         ---------  -----------
                                                              (in millions)
Assets
Investments - Notes 3 and 4
Fixed maturities:
 Held-to-maturity - at amortized cost (fair value:
  2002 - $83.3; 2001 - $82.1). . . . . . . . . . . . .   $    83.8   $    83.7
 Available-for-sale - at fair value (cost: 2002 -
  $2,949.3; 2001 - $2,391.9) . . . . . . . . . . . . .     3,011.3     2,412.5
Equity securities:
 Available-for-sale - at fair value (cost: 2002 -
  $11.1; 2001 - $12.1) . . . . . . . . . . . . . . . .        11.9        13.1
Mortgage loans on real estate. . . . . . . . . . . . .       668.4       580.9
Real estate. . . . . . . . . . . . . . . . . . . . . .        20.4        20.6
Policy loans . . . . . . . . . . . . . . . . . . . . .       359.4       352.0
Short-term investments . . . . . . . . . . . . . . . .         0.1          --
Other invested assets. . . . . . . . . . . . . . . . .        88.8        39.6
                                                         ---------   ---------
  Total Investments. . . . . . . . . . . . . . . . . .     4,244.1     3,502.4
Cash and cash equivalents. . . . . . . . . . . . . . .       202.9       115.4
Accrued investment income. . . . . . . . . . . . . . .        70.1        60.8
Premiums and accounts receivable . . . . . . . . . . .         3.8        12.5
Deferred policy acquisition costs. . . . . . . . . . .     1,164.8     1,060.8
Reinsurance recoverable - Note 6 . . . . . . . . . . .       149.2       110.4
Other assets . . . . . . . . . . . . . . . . . . . . .       122.9       121.8
Separate account assets. . . . . . . . . . . . . . . .     5,883.7     6,729.1
                                                         ---------   ---------
 Total Assets. . . . . . . . . . . . . . . . . . . . .   $11,841.5   $11,713.2
                                                         =========   =========

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                              December 31,
                                                           2002        2001
                                                         ---------  -----------
                                                            (in millions)
Liabilities and Shareholder's Equity
Liabilities
Future policy benefits . . . . . . . . . . . . . . . .   $ 4,068.7   $ 3,335.4
Policyholders' funds . . . . . . . . . . . . . . . . .         3.3         3.0
Unearned revenue . . . . . . . . . . . . . . . . . . .       243.5       221.0
Unpaid claims and claim expense reserves . . . . . . .        24.7        25.0
Dividends payable to policyholders . . . . . . . . . .         0.4         0.3
Income taxes - Note 5. . . . . . . . . . . . . . . . .       229.8       191.1
Other liabilities. . . . . . . . . . . . . . . . . . .       298.5       242.7
Separate account liabilities . . . . . . . . . . . . .     5,883.7     6,729.1
                                                         ---------   ---------
  Total Liabilities. . . . . . . . . . . . . . . . . .    10,752.6    10,747.6
Shareholder's Equity - Note 8
Common stock, $50 par value; 50,000 shares authorized
 and outstanding . . . . . . . . . . . . . . . . . . .         2.5         2.5
Additional paid in capital . . . . . . . . . . . . . .       572.4       572.4
Retained earnings. . . . . . . . . . . . . . . . . . .       492.6       377.8
Accumulated other comprehensive income . . . . . . . .        21.4        12.9
                                                         ---------   ---------
 Total Shareholder's Equity. . . . . . . . . . . . . .     1,088.9       965.6
                                                         ---------   ---------
 Total Liabilities and Shareholder's Equity. . . . . .   $11,841.5   $11,713.2
                                                         =========   =========

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF INCOME


                                                     Years Ended December 31,
                                                    2002      2001      2000
                                                   --------  -------  ---------
                                                         (in millions)
Revenues
Premiums . . . . . . . . . . . . . . . . . . . .   $ 58.5    $ 60.1    $ 28.6
Universal life and investment-type product
 charges . . . . . . . . . . . . . . . . . . . .    356.0     365.4     337.1
Net investment income - Note 3 . . . . . . . . .    270.1     227.0     213.4
Net realized investment and other gains (losses),
 net of related amortization of deferred policy
 acquisition costs of $(7.5), $(1.5) and $(3.8),
 respectively - Notes 1, 3, and 9. . . . . . . .    (20.8)     (9.0)    (10.6)
Other revenues . . . . . . . . . . . . . . . . .      1.3      24.0       0.2
                                                   ------    ------    ------
Total revenues . . . . . . . . . . . . . . . . .    665.1     667.5     568.7

Benefits and expenses
Benefits to policyholders. . . . . . . . . . . .    344.1     294.1     248.6
Other operating costs and expenses . . . . . . .     69.0      76.2     116.8
Amortization of deferred policy acquisition
 costs, excluding amounts related to net realized
 investment and other gains (losses) of $(7.5),
 $(1.5) and $(3.8), respectively - Notes 1, 3 and
 9 . . . . . . . . . . . . . . . . . . . . . . .     60.0      67.1      34.0
Dividends to policyholders . . . . . . . . . . .     18.8      21.4      26.1
                                                   ------    ------    ------

Total benefits and expenses. . . . . . . . . . .    491.9     458.8     425.5
                                                   ------    ------    ------

Income before income taxes and cumulative effect
 of accounting change. . . . . . . . . . . . . .    173.2     208.7     143.2

Income taxes - Note 5. . . . . . . . . . . . . .     58.4      62.2      43.8
                                                   ------    ------    ------

Income before cumulative effect of accounting
 change. . . . . . . . . . . . . . . . . . . . .    114.8     146.5      99.4

Cumulative effect of accounting change, net of
 tax . . . . . . . . . . . . . . . . . . . . . .       --      (1.6)       --
                                                   ------    ------    ------

Net income . . . . . . . . . . . . . . . . . . .   $114.8    $144.9    $ 99.4
                                                   ======    ======    ======

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

           CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY
                            AND COMPREHENSIVE INCOME


                                                                         Accumulated
                                                  Additional                Other          Total
                                          Common   Paid In    Retained  Comprehensive  Shareholder's   Outstanding
                                          Stock    Capital    Earnings     Income         Equity         Shares
                                          ------  ----------  --------  -------------  -------------  -------------
                                                          (in millions, except for share amounts)

Balance at January 1, 2000 . . . . . . .   $2.5     $572.4     $133.5      $(13.4)       $  695.0         50.0

Comprehensive income:
Net income . . . . . . . . . . . . . . .   99.4                  99.4
Other comprehensive income, net of tax:
 Net unrealized gains. . . . . . . . . .                                     11.2            11.2
                                                                                         --------
Comprehensive income                                                                        110.6
                                           ----     ------     ------      ------        --------         ----
Balance at December 31, 2000 . . . . . .   $2.5     $572.4     $232.9      $ (2.2)       $  805.6         50.0
                                           ====     ======     ======      ======        ========         ====

Comprehensive income:
Net income . . . . . . . . . . . . . . .                        144.9                       144.9
Other comprehensive income, net of tax:
 Net unrealized gains. . . . . . . . . .                                      7.9             7.9
                                                                                         --------
Comprehensive income . . . . . . . . . .                                                    152.8
Change in accounting principle. . . . . .                                     7.2             7.2
                                           ----     ------     ------      ------        --------         ----
Balance at December 31, 2001 . . . . . .   $2.5     $572.4     $377.8      $ 12.9        $  965.6         50.0
                                           ====     ======     ======      ======        ========         ====

Comprehensive income:
 Net income. . . . . . . . . . . . . . .                        114.8                       114.8
Other comprehensive income, net of tax:
 Net unrealized gains. . . . . . . . . .                                     10.0            10.0
 Cash Flow Hedges  . . . . . . . . . . .                                     (1.5)           (1.5)
                                                                                         --------
Comprehensive income .. . . . . . . . .                                                     123.3
                                           ----     ------     ------      ------        --------         ----
Balance at December 31, 2002 . . . . . .   $2.5     $572.4     $492.6      $ 21.4        $1,088.9         50.0
                                           ====     ======     ======      ======        ========         ====


The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                Years Ended December 31,
                                               2002        2001        2000
                                             ----------  ----------  ----------
                                                      (in millions)
Cash flows from operating activities:
 Net income                                  $   114.8   $   144.9    $  99.4
   Adjustments to reconcile net income to
    net cash (used in) provided by
    operating activities:
    Amortization of discount - fixed
     maturities. . . . . . . . . . . . . .        (0.3)       (0.4)      (1.9)
    Net realized investment and other
     losses. . . . . . . . . . . . . . . .        20.8         9.0       10.6
    Change in deferred policy acquisition
     costs . . . . . . . . . . . . . . . .      (124.6)      (74.1)    (141.5)
    Depreciation and amortization. . . . .         1.3         0.3        1.9
    Increase in accrued investment income.        (9.3)       (8.6)     (10.2)
    Decrease (increase) in premiums and
     accounts receivable . . . . . . . . .         8.7        (5.5)       0.3
    (Increase) decrease in other assets and
     other liabilities, net. . . . . . . .       (28.0)     (159.2)      70.7
    (Decrease) increase in policy
     liabilities and accruals, net . . . .       (53.3)      289.1     (401.1)
    Increase in income taxes . . . . . . .        33.5       118.7       22.5
                                             ---------   ---------    -------
    Net cash (used in) provided by
     operating activities. . . . . . . . .       (36.4)      314.2     (349.3)
Cash flows from investing activities:
 Sales of:
   Fixed maturities available-for-sale . .       460.2       184.6      194.6
   Equity securities available-for-sale. .         7.4         6.0        1.0
   Real estate . . . . . . . . . . . . . .         0.3         3.3        0.2
   Short-term investments and other
    invested assets                                 --          --        1.3
 Maturities, prepayments and scheduled
  redemptions of:
   Fixed maturities held-to-maturity . . .         3.2         4.5       79.9
   Fixed maturities available-for-sale . .       155.7       180.4       91.5
   Short-term investments and other
    invested assets. . . . . . . . . . . .        24.9        46.5       10.1
   Mortgage loans on real estate . . . . .        90.7        66.4       85.6
 Purchases of:
   Fixed maturities held-to-maturity . . .        (3.1)       (5.1)    (127.2)
   Fixed maturities available-for-sale . .    (1,174.5)   (1,112.3)    (424.7)
   Equity securities available-for-sale. .        (3.9)       (6.1)      (0.6)
   Real estate . . . . . . . . . . . . . .        (0.1)       (0.6)      (0.4)
   Short-term investments and other
    invested assets. . . . . . . . . . . .       (73.3)      (39.6)     (38.8)
   Mortgage loans on real estate issued. .      (170.4)      (85.0)    (100.5)
   Other, net. . . . . . . . . . . . . . .       (10.1)      (25.6)     (41.5)
                                             ---------   ---------    -------
    Net cash used in investing activities.   $  (693.0)  $  (782.6)   $(269.5)

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                 Years Ended December 31,
                                                2002       2001        2000
                                              ---------  ---------  -----------
                                                      (in millions)
Cash flows from financing activities:
 Universal life and investment-type contract
  deposits. . . . . . . . . . . . . . . . .   $1,232.1   $1,220.7    $1,067.2
 Universal life and investment-type contract
  maturities and withdrawals. . . . . . . .     (415.2)    (914.2)     (430.7)
                                              --------   --------    --------
 Net cash provided by financing activities.      816.9      306.5       636.5
                                              --------   --------    --------
 Net increase (decrease) in cash and cash
  equivalents . . . . . . . . . . . . . . .       87.5     (161.9)       17.7
Cash and cash equivalents at beginning of
 year . . . . . . . . . . . . . . . . . . .      115.4      277.3       259.6
                                              --------   --------    --------
Cash and cash equivalents at end of year. .   $  202.9   $  115.4    $  277.3
                                              ========   ========    ========

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Note 1 - Summary of Significant Accounting Policies

Business

John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock or the Parent). The Company, domiciled in the Commonwealth of Massachusetts, issues variable and universal life insurance policies, individual whole and term life policies and fixed and variable annuity contracts. Those policies primarily are marketed through John Hancock's sales organization, which includes a career agency system composed of independent general agencies, supported by John Hancock, and a direct brokerage system that markets directly to external independent brokers. Policies are also sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

Basis of Presentation

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, Investors Partner Life Insurance Company (IPL). All significant intercompany transactions and balances have been eliminated.

Partnerships, joint venture interests and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. Special purpose entities (SPEs) in which the Company does not have a controlling financial interest are accounted for under guidance appropriate to each relationship.

Reorganization and Initial Public Offering

Pursuant to a Plan of Reorganization approved by the policyholders and the Commonwealth of Massachusetts Division of Insurance, effective February 1, 2000, John Hancock converted from a mutual life insurance company to a stock life insurance company (i.e., demutualized) and became a wholly owned subsidiary of John Hancock Financial Services, Inc., which is a holding company. In connection with the reorganization, John Hancock Mutual Life Insurance Company changed its name to John Hancock Life Insurance Company. In addition, on February 1, 2000, John Hancock Financial Services, Inc. completed its initial public offering and
102.0 million shares of common stock were issued at a price of $17.00 per share.

Investments

The Company classifies its debt and equity investment securities into one of two categories: held-to-maturity, or available-for-sale. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date. Fixed maturity investments include bonds, mortgage-backed securities, and redeemable preferred stock and are classified as held-to-maturity or available-for-sale. Those bonds and mortgage-backed securities that the Company has the positive intent and ability to hold to maturity are classified as held-to-maturity and carried at amortized cost. Fixed maturity investments not classified as held-to-maturity are classified as available-for-sale and are carried at fair value. Unrealized gains and losses related to available-for-sale securities are reflected in shareholders' equity, net of related amortization of deferred policy acquisition costs, and applicable taxes. Interest income is generally recorded on an accrual basis. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income. The amortized cost of fixed maturity investments is adjusted for impairments in value deemed to be other than temporary, and such adjustments are reported as a component of net realized investment and other gains (losses).

For the mortgage-backed bond portion of the fixed maturity investment portfolio, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Equity securities include common stock and non-redeemable preferred stock, and are classified as available for sale. Equity securities that have readily determinable fair values are carried at fair value. Unrealized gains and losses on equity securities are reflected in shareholder's equity, as described above for fixed maturity securities. Impairments in value deemed to be other than temporary are reported as a component of net realized investment and other gains (losses).

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premium or discount, less allowance for probable losses. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, the loan is deemed to be impaired and a valuation allowance for probable losses is established. The valuation allowance is based on the present value of the expected future cash flows, discounted at the loan's original effective interest rate or is based on the collateral value of the loan if the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the collateral's fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Real estate to be disposed of is carried at the lower of cost or fair value less costs to sell. Any changes to the valuation allowance for real estate to be disposed of is reported as a component of net realized investment and other gains (losses). The Company does not depreciate real estate to be disposed of. The carrying value of the Company's real estate to be disposed of was $10.6 million at December 31, 2002 and 2001, and is reported in real estate in the investment section of the consolidated balance sheets.

Policy loans are carried at unpaid principal balances, which approximate fair value.

Short-term investments are carried at amortized cost, which approximates fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on the basis of specific identification and are reported net of related amortization of deferred policy acquisition costs.

Derivative Financial Instruments

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates and equity market prices, and also to manage the duration of assets and liabilities. All derivative instruments are carried on the consolidated balance sheets at fair value.

In certain cases, the Company uses hedge accounting as allowed by Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards
(SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, any changes in fair value of the derivative instruments as well as the offsetting changes in fair value of the hedged items are recorded in net realized investment and other gains (losses). For fair value hedges, when the derivative has been terminated, a final fair value change will be recorded in net realized investment and other gains (losses), as well as the offsetting changes in fair value for the hedged item. At maturity, expiry or sale of the hedged item, a final fair value change for the hedged item will be recorded in net realized investment and other gains (losses), as well as offsetting changes in fair value for the derivative.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Basis adjustments are amortized into income through net realized investment and other gains (losses). For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in other comprehensive income, and then reclassified into income when the hedged item affects income. When a cash flow hedge is terminated, the effective portion of the accumulated derivative gain or loss will continue to be reported in other comprehensive income and then reclassified into income when the hedged item affects income. If it is determined that the forecasted transaction is not probable of occurring, the accumulated derivative gain or loss included in other comprehensive income would be immediately recognized in earnings.

Hedge effectiveness is assessed quarterly using a variety of techniques including regression analysis and cumulative dollar offset. When it is determined that a derivative is not effective as a hedge, the Company discontinues hedge accounting. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the hedged risk in the hedged item.

In cases where the Company receives or pays a premium as consideration for entering into a derivative instrument (i.e., interest rate caps and floors, swaptions, and equity collars), the premium is amortized into investment income over the term of the derivative instrument. The change in fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not hedges are included in net realized investment and other gains (losses).

Cash and Cash Equivalents

Cash and cash equivalents include cash and all highly liquid debt investments with a maturity of three months or less when purchased.

Deferred Policy Acquisition Costs

Deferred Acquisition Costs (DAC) are costs that vary with, and are related primarily to, the production of new business and have been deferred to the extent that they are deemed recoverable. Such costs include commissions, certain costs of policy issue and underwriting, and certain agency expenses. The Company tests the recoverability of its DAC quarterly with a model that uses data such as market performance, lapse rates and expense levels. As of December 31, 2002, the Company's DAC costs are deemed recoverable.

Similarly, any amounts assessed as initiation fees, or front-end loads, are recorded as unearned revenue. For non-participating term life insurance products, such costs are being amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For participating traditional life insurance policies, such costs are being amortized over the life of the contracts at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the contracts. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. For universal life insurance contracts and investment-type products, such costs and unearned revenues are being amortized generally in proportion to the present value of expected gross profits arising principally from surrender charges, investment results and mortality and expense margins.

In the development of expected gross profits, the Company is required to estimate the growth in the policyholder account balances upon which certain asset based fees are charged. In doing so, the Company assumes that, over the long term, account balances will grow from investment performance. The rate of growth takes into account the current fixed income/equity mix of account balances as well as historical fixed income and equity returns. The Company also assumes that historical variances from the long term rate will reverse over the next five year period. The resulting rates for the next five years are reviewed for reasonableness, and they are raised or lowered if they produce an annual growth rate that the Company believes to be unreasonable.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The effects on the amortization of DAC and unearned revenues of revisions to estimated gross margins and profits are reflected in earnings in the period such revisions are made. Expected gross profits or expected gross margins are discounted at periodically revised interest rates and are applied to the remaining benefit period. At December 31, 2002, the average discount rate was 6.2% and the total amortization period life was 30 years for universal life products.

As of September 30, 2002, the Company changed several future assumptions with respect to the expected gross profits in its variable life and variable annuity businesses. First, we lowered the long-term growth rate assumption from 9%, to 8%, gross of fees. Second, we lowered the average rates for the next five years from the mid-teens to 13%. In addition, we increased certain fee rates on these policies (the variable series trust (VST) fee increase). These three changes are referred to collectively as the Q3 unlocking. The direct effect of the Q3 unlocking at September 30, 2002 was an acceleration of amortization of DAC of $15.1 million in the variable annuity business in the Asset Gathering Segment and $10.2 million (net of $10.4 million of unearned revenue and $1.3 million in policy benefit reserves) in the variable life business in the Protection Segment. The impact on net income of the Q3 unlocking a reduction of approximately $16.5 million. Total amortization of DAC, including the acceleration of amortization of DAC mentioned above, was $60.0 million, $67.1 million and $34.0 million for the years ended December 31, 2002, 2001 and 2000, respectively.

Amortization of DAC is allocated to: (1) net realized investment and other gains (losses) for those products in which such gains (losses) have a direct impact on the amortization of DAC; (2) unrealized investment gains and losses, net of tax, to provide for the effect on the DAC asset that would result from the realization of unrealized gains and losses on assets backing participating traditional life insurance and universal life and investment-type contracts; and
(3) a separate component of benefits and expenses to reflect amortization related to the gross margins or profits, excluding realized gains and losses, relating to policies and contracts in force.

Net realized investment and other gains (losses) related to certain products have a direct impact on the amortization of DAC as such gains and losses affect the amount and timing of profit emergence. Accordingly, to the extent that such amortization results from net realized investment and other gains (losses), management believes that presenting realized investment gains and losses net of related amortization of DAC provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

Reinsurance

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying statements of income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations.

Value of Business Acquired

The Company records intangible assets representing the present value of estimated future profits of insurance policies inforce related to businesses acquired. These assets are recorded as the value of business acquired (VOBA), and are included in other assets in the consolidated balance sheets. VOBA is amortized over the related policy periods, up to 30 years. VOBA amortization expense is recognized each period in proportion to the change in the present value of expected gross profits, or in proportion to the recognition of premiums related to the policies acquired, depending on the nature of the policies acquired. Refer to Note 11 - Value of Business Acquired for presentation of summarized financial information regarding VOBA.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Separate Accounts

Separate account assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contractholders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contractholders who bear the investment risk, subject in some cases to principal guarantees and minimum guaranteed rates of return. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, net investment income and net realized investment and other gains (losses) of separate accounts are not included in the revenues of the Company. Fees charged to contractholders, principally mortality, policy administration and surrender charges, are included in universal life and investment-type product charges.

Future Policy Benefits and Policyholders' Funds

Future policy benefits for participating traditional life insurance policies are based on the net level premium method. This net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates, which range from 4.5% to 6.3%. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the contract.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency, interest and expenses established at policy issue.

Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest and expense assumptions, include a margin for adverse deviation. Benefit liabilities for annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 7.0% to 8.3% for life insurance liabilities, and from 3.5% to 10.3% for individual annuity liabilities.

Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual life claims and estimates of incurred but not reported claims based on historical claims development patterns.

Estimates of future policy benefit reserves, claim reserves and expenses are reviewed continually and adjusted as necessary; such adjustments are reflected in current earnings. Although considerable variability is inherent in such estimates, management believes that future policy benefit reserves and unpaid claims and claims expense reserves are adequate.

Policyholders' funds for universal life and investment-type products are equal to the policyholder account values before surrender charges. Policy benefits that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders' account balances. Interest crediting rates range from 3.0% to 8.0% for universal life products.

Participating Insurance

Participating business represents approximately 5.4% and 7.6% of the Company's life insurance in-force at December 31, 2002 and 2001, respectively.

The amount of policyholders' dividends to be paid is approved annually by the Company's Board of Directors. The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year and is also based on management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Revenue Recognition

Premiums from participating and non-participating traditional life insurance and annuity policies with life contingencies are recognized as income when due.

Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges.

Premiums for contracts with a single premium or a limited number of premium payments, due over a significantly shorter period than the total period over which benefits are provided, are recorded when due. The portion of such premium that is not required to provide for all benefits and expenses is deferred and recognized in income in a constant relationship with insurance in force or, for annuities, the amount of expected future benefit payments.

Federal Income Taxes

The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized.

Foreign Currency Translation

Gains or losses on foreign currency transactions are reflected in earnings.

Cumulative Effect of Accounting Changes

On January 1, 2001, the Company adopted SFAS No. 133, as amended by SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities, an amendment of FASB Statement No. 133." The adoption of SFAS No. 133, as amended, resulted in a charge to operations accounted for as a cumulative effect of accounting change of $1.6 million (net of tax benefit of $0.4 million) as of January 1, 2001. In addition, as of January 1, 2001, a $7.2 million (net of tax of $3.9 million) cumulative effect of accounting change was recorded in other comprehensive income for (1) the transition adjustment in the adoption of SFAS 133, as amended, an increase of $0.8 million (net of tax of $0.4 million), and (2) the reclassification of $603.1 million in securities from the held-to-maturity category to the available-for-sale category, an increase of $6.4 million (net of tax of $3.4 million).

Recent Accounting Pronouncements

FASB Derivative Implementation Group Issue No. 36 - Embedded Derivatives:
Bifurcation of a Debt Instrument that Incorporates Both Interest Rate Risk and Credit Rate Risk Exposures that are Unrelated or Only Partially Related to the Creditworthiness of the Issuer of that Instrument

In February 2002, the Derivative Implementation Group (DIG) exposed for comment SFAS No. 133 Implementation Issue No. 36, "Embedded Derivatives: Bifurcation of a Debt Instrument that Incorporates Both Interest Rate Risk and Credit Rate Risk Exposures that are Unrelated or Only Partially Related to the Creditworthiness of the Issuer of that Instrument" (DIG B36). DIG B36 addresses whether FAS 133 requires bifurcation of a debt instrument into a debt host contract and an embedded derivative if the debt instrument incorporates both interest rate risk and credit risk exposures that are unrelated or only partially related to the creditworthiness of the issuer of that instrument. Under DIG B36 modified coinsurance and coinsurance with funds withheld reinsurance agreements as well as other types of receivables and payables where interest is determined by reference to a pool of fixed maturity assets or a total return debt index are examples of arrangements containing embedded derivatives requiring bifurcation. DIG B 36 is not expected to be finalized by the FASB until the second quarter of 2003.

If DIG B36 is finalized in its current form, the Company has determined that certain of its reinsurance receivables/ (payables) would contain embedded derivatives requiring bifurcation. The Company has not yet determined the fair value of the related embedded derivatives in these products. Management believes that the embedded derivatives would not have a material impact on the Company's consolidated financial positions, results of operations or cash flows.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

FASB Interpretation 46 - Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51

In January 2003, the FASB issued Interpretation 46, "Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51," (FIN 46) which clarifies the consolidation accounting guidance of Accounting Research Bulletin No. 51, "Consolidated Financial Statements," (ARB No. 51) to certain entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. Such entities are known as variable interest entities (VIEs).

Controlling financial interests of a VIE are identified by the exposure of a party to the VIE to a majority of either the expected losses or residual rewards of the VIE, or both. Such parties are primary beneficiaries of the VIE and FIN 46 requires that the primary beneficiary of a VIE consolidate the VIE. FIN 46 also requires new disclosures for significant relationships with VIEs, whether or not consolidation accounting is either used or anticipated. The consolidation requirements of FIN 46 apply immediately to VIEs created after January 31, 2003 and to VIEs in which an enterprise obtains an interest after that date. It applies in the first fiscal year or interim period beginning after June 15, 2003 to VIEs in which an enterprise holds a variable interest that is acquired before February 1, 2003.

The Company does not believe it is reasonably possible that any of its relationships with VIEs would lead to the Company consolidating any of them. The Company also estimates that none of its relationships with VIEs are significant to the Company.

SFAS No. 148 - Accounting for Stock-Based Compensation -Transition and Disclosure, an amendment of FASB Statement No. 123

In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation -Transition and Disclosure, an amendment of FASB Statement No. 123." SFAS No. 148 provides alternative methods of transition for a voluntary change to the fair value method of accounting for stock-based employee compensation which is an optional alternative method of accounting presented in SFAS No. 123, "Accounting for Stock Based Compensation." In addition, SFAS No. 148 amends the disclosure requirements of SFAS No. 123 to require more prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. SFAS No. 148's amendment of the transition and annual disclosure provisions of SFAS No. 123 is effective for fiscal years ending after December 2002. SFAS No. 148 is relevant to the Company to the extent that the Company is allocated stock-based compensation expenses from JHFS, its ultimate corporate parent, which conducts stock-based compensation programs. JHFS will adopt the fair value provisions of SFAS No. 123 as of January 1, 2003 and utilize the transition provisions described in SFAS No. 148, on a prospective basis to awards granted after December 31, 2002. Adoption by JHFS of the fair value provisions of SFAS No. 123 will have a material impact on JHFS' net income, and on the Company's net income. JHFS has adopted the disclosure provisions of SFAS No. 148.

For the periods covered by this report, Accounting Principles Board Opinion
(APB) No. 25, "Accounting for Stock Issued to Employees" was applied by JHFS. APB No. 25 provides guidance on how to account for the issuance of stock and stock options to employees. JHFS adopted APB No. 25 upon its demutualization and IPO effective February 1, 2000. Compensation cost for stock options, if any, is measured as the excess of the quoted market price of the JHFS's stock at the date of grant over the amount an employee must pay to acquire the stock. Compensation cost is recognized over the requisite vesting periods based on market value on the date of grant. APB No. 25 was amended by SFAS No. 123 to require pro forma disclosures of net income and earnings per share as if a "fair value" based method was used. On March 31, 2000, the FASB issued Interpretation No. 44, "Accounting for Certain Transactions Involving Stock Compensation, an interpretation of APB No. 25" (FIN 44). FIN 44 clarifies guidance for certain issues that arose in the application of APB No. 25. JHFS was required to adopt the Interpretation on July 1, 2000. FIN 44 did not have a material impact on the JHFS's or the Company's results of operations or financial position.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

FASB Interpretation No. 45 - Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others

In November 2002, the FASB issued Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" (FIN 45). FIN 45 requires certain types of guarantees to be recorded by the guarantor as liabilities, at fair value. This differs from current practice, which generally requires recognition of a liability only when a potential loss is deemed to be probable and is reasonably estimable in amount. FIN 45 does not apply to guarantees that are accounted for under existing insurance accounting principles. FIN 45 requires more extensive disclosures of certain other types of guarantees, including certain categories of guarantees which are already accounted for under specialized accounting principles, such as SFAS No. 133, even when the likelihood of making any payments under the guarantee is remote. As of December 31, 2002, the Company performed a review of its contractual obligations and found none which fall under the scope of FIN 45.

Issue 01-10 - Accounting for the Impact of the Terrorist Attacks of September 11, 2001

In September 2001, the FASB's Emerging Issues Task Force reached a consensus on Issue 01-10, "Accounting for the Impact of the Terrorist Attacks of September 11, 2001." Issue 01-10 presents guidance relative to accounting for and financial reporting of the events of September 11, 2001 (the Events), including both how and when to measure, record and report losses and any resulting liabilities which are directly attributable to the Events. Based on a comprehensive review of the Company's operations, the Company believes that the Events had no material financial impact on the Company's results of operations or financial position.

SFAS No. 142 - Goodwill and Other Intangible Assets

In January 2002, the Company adopted SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 142 requires that goodwill and other intangible assets deemed to have indefinite lives no longer be amortized to earnings, but instead be reviewed at least annually for impairment. Intangible assets with definite lives will continue to be amortized over their useful lives. SFAS No. 142 was effective January 1, 2002. The Company has no goodwill, or other purchased indefinite-lived intangible assets subject to SFAS No. 142 and, therefore, the adoption of SFAS No. 142 had no impact on the Company's results of operations or financial position.

SFAS No. 141, Business Combinations

In June 2001, the FASB issued SFAS No. 141, "Business Combinations." SFAS No. 141 requires that all business combinations be accounted for under a single method, the purchase method. Use of the pooling-of-interests method is no longer permitted. SFAS No. 141 also clarifies the criteria to recognize intangible assets separately from goodwill, and prohibits the amortization of goodwill relating to acquisitions completed after July 1, 2001. SFAS No. 141 was effective for business combinations initiated after June 30, 2001. The adoption of SFAS No. 141 did not have a material effect on the Company's results of operations or financial position.

Issue No. 99-20 - Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets

In January, 2001, the FASB's Emerging Issues Task Force (EITF) reached a consensus on Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets". Issue 99-20 requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and specifies evaluation methods with which to evaluate these securities for an other-than-temporary decline in value. The adoption of EITF 99-20 did not have a material financial impact on the Company's results of operations or financial position.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

SFAS No. 140 - Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities

In September 2000, the FASB issued SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," which replaces SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities." SFAS No. 140 provides new accounting and reporting standards which are based on consistent application of a financial components approach that focuses on control. Under this approach, after a transfer of financial assets, the Company recognizes the financial and servicing assets it controls and the liabilities it has incurred, derecognizes financial assets when control has been surrendered, and derecognizes liabilities when extinguished. SFAS No. 140 provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. SFAS No. 140 was effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001. The adoption of SFAS No. 140 did not have a material impact on the Company's results of operations or financial position.

Codification

In March 1998, the National Association of Insurance Commissioners (NAIC) adopted codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribed statutory accounting practices and resulted in changes to the accounting practices that the Company and IPL use to prepare their statutory-basis financial statements. The states of domicile of the Company and IPL have adopted Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results effective January 1, 2001. The cumulative effect of changes in accounting principles adopted to conform to the requirements of Codification is reported as an adjustment to surplus in the statutory-basis financial statements as of January 1, 2001. The implementation of Codification increased the Company's statutory-basis capital and surplus and decreased IPL's statutory-basis capital and surplus. The Company and IPL remain in compliance with all regulatory and contractual obligations.

Note 2 - Related Party Transactions

John Hancock provides the Company with personnel, property, and facilities in carrying out certain of its corporate functions. John Hancock annually determines a fee (the parent company service fee) for these services and facilities based on a number of criteria, which are periodically revised to reflect continuing changes in the Company's operations. The parent company service fee is included in deferred acquisition costs on the Company's balance sheets, net investment income and other operating costs and expenses within the Company's income statements. John Hancock charged the Company a service fee of $161.8 million, $155.1 million and $170.6 million for the year ended December 31, 2002, 2001 and 2000, respectively. As of December 31, 2002 and 2001, respectively, the Company owed John Hancock $15.2 million and $17.9 million related to these services, which is included in other liabilities. John Hancock has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's shareholder's equity from declining below $1.0 million.

In 2001 the Company sold $200 million of corporate owned life insurance (COLI) to John Hancock to provide insurance coverage on key management employees of John Hancock. The death benefit on this COLI product would cover the cost of replacing these employees, including recruiting, training, and development. No such transaction occurred in 2002.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 2002 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred to the Company $1.4 million, $11.8 million and $24.2 million of cash for tax, commission and expense allowances for the years ended December 31, 2002, 2001 and 2000, respectively. This agreement decreased the Company's gain from operations before income taxes by $1.1 million, $1.7 million and $0.9 million for the years ended December 31, 2002, 2001 and 2000, respectively.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of the Company's 1995 in-force block and 50% of 1996 and all future issue years of certain retail annuity contracts. In connection with this agreement, the Company is holding a deposit liability of $115.2 million and $107.5 million as of December 31, 2002 and 2001, respectively. This agreement had no impact on the Company's gain from operations before income taxes.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 100% of expected mortality claims for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $0.8 million, $0.4 million and $1.0 million from the Company in 2002, 2001 and 2000, respectively. This agreement decreased the Company's gain from operations before income taxes by $0.8 million, $0.8 million and $1.1 million in 2002, 2001, and 2000, respectively.

At December 31, 2002 and 2001, the Company had a $250.0 million line of credit with an affiliate, John Hancock Financial Services, Inc. At December 31, 2002 and 2001, the Company had no outstanding borrowings under this agreement.

John Hancock allocates a portion of the expenses related to its employee welfare plans to the Company. The amounts allocated to the Company were credits of $ 9.3 million, $10.4 million and $16.0 million in 2002, 2001 and 2000, respectively. The pension plan prepaid expense allocated to the Company amounted to $72.6 million and $64.3 million in 2002 and 2001, respectively.

Note 3 - Investments

The following information summarizes the components of net investment income and net realized investment and other gains (losses), net:

                                                    Years Ended December 31,
                                                     2002     2001      2000
                                                    -------  -------  ---------
                                                         (in millions)
Net Investment Income
 Fixed maturities . . . . . . . . . . . . . . . .   $201.3   $160.1    $138.5
 Equity securities. . . . . . . . . . . . . . . .      0.1      0.3       0.2
 Mortgage loans on real estate. . . . . . . . . .     46.8     42.3      44.3
 Real estate. . . . . . . . . . . . . . . . . . .      4.5      2.3       4.1
 Policy loans . . . . . . . . . . . . . . . . . .     20.9     21.1      17.1
 Short-term investments . . . . . . . . . . . . .      1.6      6.3      19.4
 Other. . . . . . . . . . . . . . . . . . . . . .      2.5      3.3       1.1
                                                    ------   ------    ------
 Gross investment income. . . . . . . . . . . . .    277.7    235.7     224.7
   Less investment expenses . . . . . . . . . . .      7.6      8.7      11.3
                                                    ------   ------    ------
    Net investment income . . . . . . . . . . . .   $270.1   $227.0    $213.4
                                                    ======   ======    ======

Net Realized Investment and other Gains (Losses),
 Net of Related Amortization of Deferred Policy
 Acquisition Costs
 Fixed maturities . . . . . . . . . . . . . . . .   $(39.9)  $(25.1)   $(16.0)
 Equity securities. . . . . . . . . . . . . . . .      2.5      3.8       0.8
 Mortgage loans on real estate and real estate. .      0.8     (1.2)     (2.3)
 Derivatives and other invested assets. . . . . .      8.3     12.0       3.1
 Amortization adjustment for deferred policy
  acquisition costs . . . . . . . . . . . . . . .      7.5      1.5       3.8
                                                    ------   ------    ------
 Net realized investment and other gains (losses),
  net of related amortization of deferred policy
  acquisition costs . . . . . . . . . . . . . . .   $(20.8)  $ (9.0)   $(10.6)
                                                    ======   ======    ======

Gross gains of $12.7 million, $6.5 million, and $1.5 million and gross losses of $13.3 million, $3.3 million, and $6.0 million in 2002, 2001 and 2000, respectively, were realized on the sale of available-for-sale securities.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The Company's investments in held-to-maturity securities and available-for-sale securities are summarized below:


                                               Gross       Gross
                                  Amortized  Unrealized  Unrealized     Fair
                                    Cost       Gains       Losses      Value
                                  ---------  ----------  ----------  ----------
                                                 (in millions)
December 31, 2002
Held-to-Maturity:
 Corporate securities . . . . .   $   72.8     $  0.2     $ (0.8)     $   72.2
 Mortgage-backed securities . .       11.0        0.4       (0.3)         11.1
                                  --------     ------     ------      --------
   Total. . . . . . . . . . . .   $   83.8     $  0.6     $ (1.1)     $   83.3
                                  ========     ======     ======      ========
Available-for-Sale:
 Corporate securities . . . . .   $2,426.5     $127.3     $(82.3)     $2,471.5
 Mortgage-backed securities . .      489.9       28.6      (14.1)        504.4
 Obligations of states and
  political subdivisions. . . .        6.2        0.3         --           6.5
 Debt securities issued by
  foreign governments . . . . .        3.6        0.3       (0.1)          3.8
 U.S. Treasury securities and
  obligations of U.S.
  government corporations and
  agencies. . . . . . . . . . .       23.1        2.0         --          25.1
                                  --------     ------     ------      --------
 Total fixed maturities . . . .    2,949.3      158.5      (96.5)      3,011.3
 Equity securities. . . . . . .       11.1        0.9       (0.1)         11.9
                                  --------     ------     ------      --------
   Total. . . . . . . . . . . .   $2,960.4     $159.4     $(96.6)     $3,023.2
                                  ========     ======     ======      ========

                                               Gross       Gross
                                  Amortized  Unrealized  Unrealized     Fair
                                    Cost       Gains       Losses      Value
                                  ---------  ----------  ----------  ----------
                                                 (in millions)
December 31, 2001
Held-to-Maturity:
 Corporate securities . . . . .   $   65.0     $  --       $ 0.8      $   64.2
 Mortgage-backed securities . .       18.7       0.2         1.0          17.9
                                  --------     -----       -----      --------
   Total fixed maturities
    held-to-maturity. . . . . .   $   83.7     $ 0.2       $ 1.8      $   82.1
                                  ========     =====       =====      ========
Available-for-Sale:
 Corporate securities . . . . .   $1,867.5     $67.5       $44.2      $1,890.8
 Mortgage-backed securities . .      296.7       6.3         4.7         298.3
 Obligations of states and
  political subdivisions. . . .        0.9        --          --           0.9
 Debt securities issued by
  foreign governments . . . . .        7.2       0.5          --           7.7
 U.S. Treasury securities and
  obligations of U.S.
  government corporations and
  agencies. . . . . . . . . . .      219.6       1.1         5.9         214.8
                                  --------     -----       -----      --------
 Total. . . . . . . . . . . . .    2,391.9      75.4        54.8       2,412.5
 Equity securities. . . . . . .       12.1       1.5         0.5          13.1
                                  --------     -----       -----      --------
   Total. . . . . . . . . . . .   $2,404.0     $76.9       $55.3      $2,425.6
                                  ========     =====       =====      ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The amortized cost and fair value of fixed maturities at December 31, 2002, by contractual maturity, are shown below:


                                                         Amortized      Fair
                                                            Cost       Value
                                                         ----------  ----------
                                                            (in millions)
Held-to-Maturity:
Due in one year or less. . . . . . . . . . . . . . . .    $    2.3    $    2.3
Due after one year through five years. . . . . . . . .         2.8         2.9
Due after five years through ten years . . . . . . . .        15.6        15.6
Due after ten years. . . . . . . . . . . . . . . . . .        52.1        51.4
                                                          --------    --------
Mortgage-backed securities . . . . . . . . . . . . . .        11.0        11.1
                                                          --------    --------
Total. . . . . . . . . . . . . . . . . . . . . . . . .    $   83.8    $   83.3
                                                          ========    ========
Available-for-Sale:
Due in one year or less. . . . . . . . . . . . . . . .    $  146.0    $  148.0
Due after one year through five years. . . . . . . . .       868.7       892.8
Due after five years through ten years . . . . . . . .       969.3       989.5
Due after ten years. . . . . . . . . . . . . . . . . .       475.4       476.6
                                                          --------    --------
Mortgage-backed securities . . . . . . . . . . . . . .       489.9       504.4
                                                          --------    --------
Total. . . . . . . . . . . . . . . . . . . . . . . . .    $2,949.3    $3,011.3
                                                          ========    ========

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

The Company participates in a securities lending program for the purpose of enhancing income on securities held. At December 31, 2002 and 2001, $169.9 million and $300.0 million, respectively, of the Company's bonds and stocks, at market value, were on loan to various brokers/dealers, but were fully collateralized by cash and U.S. government securities in an account held in trust for the Company. The market value of the loaned securities is monitored on a daily basis, and the Company obtains additional collateral when deemed appropriate.

Mortgage loans on real estate are evaluated periodically as part of the Company's loan review procedures and are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses that exist at the balance sheet date. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans that may be susceptible to significant change.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Changes in the allowance for probable losses on mortgage loans on real estate and real estate to be disposed of are summarized below.


                                    Balance at                        Balance at
                                    Beginning                            End
                                     of Year   Additions  Deductions   of Year
                                    ---------- ---------  ---------- -----------
                                                   (in millions)
Year ended December 31, 2002
 Mortgage loans on real estate . . .   $5.5        --       $2.6        $2.9
 Real estate to be disposed of . . .    0.8        --        0.8          --
                                       ----      ----       ----        ----
 Total . . . . . . . . . . . . . . .   $6.3        --       $3.4        $2.9
                                       ====      ====       ====        ====
Year ended December 31, 2001
 Mortgage loans on real estate . . .   $5.0      $1.7       $1.2        $5.5
 Real estate to be disposed of . . .    0.7       0.1         --         0.8
                                       ----      ----       ----        ----
 Total . . . . . . . . . . . . . . .   $5.7      $1.8       $1.2        $6.3
                                       ====      ====       ====        ====
Year ended December 31, 2000
 Mortgage loans on real estate . . .   $3.8      $1.2       $ --        $5.0
 Real estate to be disposed of . . .     --       0.7         --         0.7
                                       ----      ----       ----        ----
 Total . . . . . . . . . . . . . . .   $3.8      $1.9       $ --        $5.7
                                       ====      ====       ====        ====

At December 31, 2002 and 2001 the total recorded investment in mortgage loans that are considered to be impaired under SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," along with the related provision for losses were as follows:


                                                               December 31,
                                                               2002     2001
                                                             --------  --------
                                                              (in millions)
Impaired mortgage loans on real estate with provision for
 losses. . . . . . . . . . . . . . . . . . . . . . . . . . .    --      $ 2.4
Provision for losses . . . . . . . . . . . . . . . . . . . .    --       (1.2)
                                                                        -----
Net impaired mortgage loans on real estate . . . . . . . . .    --      $ 1.2
                                                                        =====

The average investment in impaired loans and the interest income recognized on impaired loans were as follows:


                                                    Years Ended December 31,
                                                     2002      2001      2000
                                                   --------  --------  --------
                                                         (in millions)
Average recorded investment in impaired loans. . .   $1.2      $3.3      $2.1
Interest income recognized on impaired loans . . .    --       0.5       0.3

The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Restructured mortgage loans aggregated $3.5 million as of December 31, 2002 and $3.3 million as of December 31, 2001. The expected gross interest income that would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded was as follows:


                                                    Years Ended December 31,
                                                   -------------------------
                                                     2002      2001      2000
                                                   --------  --------  --------
                                                         (in millions)
Expected . . . . . . . . . . . . . . . . . . . .     $0.3      $0.4      $0.2
Actual . . . . . . . . . . . . . . . . . . . . .      0.2       0.4       0.2

At December 31, 2002, the mortgage portfolio was diversified by geographic region and specific collateral property type as displayed below:

                          Carrying     Geographic                  Carrying
Property Type              Amount      Concentration                Amount
----------------------  -------------  -----------------------  ---------------
                        (in millions)                            (in millions)
Apartments. . . . . .      $109.8      East North Central . .       $ 80.2
Hotels. . . . . . . .        24.7      East South Central . .         26.1
Industrial. . . . . .        84.4      Middle Atlantic. . . .         62.3
Office buildings  . .       179.0      Mountain . . . . . . .         42.8
Retail. . . . . . . .        76.9      New England. . . . . .         46.6
Mixed Use . . . . . .          --      Pacific. . . . . . . .        135.5
Agricultural. . . . .        11.4      South Atlantic . . . .        186.3
Other . . . . . . . .       174.0      West North Central . .         23.9
                             11.1      West South Central . .         64.4
                                       Canada/Other . . . . .          3.2
Allowance for losses.        (2.9)     Allowance for losses .         (2.9)
                           ------                                   ------
Total . . . . . . . .      $668.4      Total. . . . . . . . .       $668.4
                           ======                                   ======

Bonds with amortized cost of $26.9 million were non-income producing for year ended December 31, 2002.

No depreciation expense on investment real estate was realized for the year ended December 31, 2002. Depreciation expense on investment real estate was $0.3 million in 2001 and $0.6 million in 2000. Accumulated depreciation was $2.8 million, and $2.8 million at December 31, 2002, and 2001, respectively.

Note 4 - Derivatives and Hedging Instruments

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration of assets and liabilities.

The fair value of derivative instruments classified as assets at December 31, 2002 and 2001 was $6.4 million and $16.7 million, and appears on the consolidated balance sheet in other assets. The fair value of derivative instruments classified as liabilities at December 31, 2002 and 2001 was $ $45.8 million and $12.0 million and appears on the consolidated balance sheet in other liabilities.

Fair Value Hedges

The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with a counterparty to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements and currency rate swap agreements is accrued and recognized as a component of net investment income.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The Company uses equity collar agreements to reduce its equity market exposure with respect to certain common stock investments that the Company holds. A collar consists of a written call option that limits the Company's potential for gain from appreciation in the stock price as well as a purchased put option that limits the Company's potential for loss from a decline in the stock price.

Currency rate swap agreements are used to manage the Company's exposure to foreign exchange rate fluctuations. Currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on currency rate swap agreements is accrued and recognized as a component of net investment income.

At December 31, 2002 and 2001, the Company recognized net gains of $0.9 million and net losses of $3.0 million, related to the ineffective portion of its fair value hedges, and no net gain and a net loss of $0.1 million, related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. Both of these amounts are recorded in net realized investment and other gains and losses. At December 31, 2002, all of the Company's hedged firm commitments qualified as fair value hedges.

Cash Flow Hedges

The Company used interest rate cap and floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses. Amounts are reclassified from other comprehensive income if interest rates fall below certain levels.

At December 31, 2002 and 2001, the Company recognized no gains or losses related to the ineffective portion of its cash flow hedges, and a net loss of $1.5 million and a net gain of $0.2 million related to the portion of the hedging instruments that was excluded from the assessment of hedge effectiveness. This amount is recorded in net realized investment and other gains and losses. All of the Company's hedged forecasted transactions qualified as cash flow hedges in 2002.

No amounts were reclassified from other accumulated comprehensive income to earnings in 2002 and it is anticipated that no amounts will be reclassified from other accumulated comprehensive income to earnings within the next twelve months. The Company does not enter into hedging transactions for variable cash flows thus the Company currently has no maximum length for which variable cash flows are hedged.

During 2002, none of the Company's cash flow hedges were discontinued because of the probability that the original forecasted transaction would not occur by the end of the originally specified time period documented at inception of the hedging relationship.

There was no transition adjustment for the adoption of SFAS No.133 representing the accumulation in other comprehensive income of the effective portion of the Company's cash flow hedges as of January 1, 2001. There were no losses incurred for the effective portion of the change in fair value of derivative instruments designated as cash flow hedges and added to accumulated other comprehensive income.

Derivatives Not Designated as Hedging Instruments

The Company enters into interest rate floor agreements to manage exposure to interest rate risk associated with minimum interest rates guarantees in certain of its life insurance and annuity businesses.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 5 - Income Taxes

The Company is included in the consolidated federal income tax return of John Hancock Financial Services, Inc. The federal income taxes of the Company are allocated on a separate return basis with certain adjustments.

The components of income taxes were as follows:


                                                      Year Ended December 31,
                                                      ------------------------
                                                       2002      2001     2000
                                                      --------  ------  --------
                                                           (in millions)
Current taxes:
 Federal. . . . . . . . . . . . . . . . . . . . . .   $ (9.8)   $30.1    $15.2
 Foreign. . . . . . . . . . . . . . . . . . . . . .     (0.2)      --      0.6
                                                      ------    -----    -----
                                                       (10.0)    30.1     15.8
Deferred taxes:
 Federal. . . . . . . . . . . . . . . . . . . . . .     68.4     32.1     28.0
                                                      ------    -----    -----

 Total income taxes . . . . . . . . . . . . . . . .   $ 58.4    $62.2    $43.8
                                                      ======    =====    =====

A reconciliation of income taxes computed by applying the federal income tax rate to income before income taxes and the consolidated income tax expense charged to operations follows:


                                                    Year Ended December 31,
                                                   ------------------------
                                                    2002      2001      2000
                                                   --------  -------  ---------
                                                         (in millions)
Tax at 35% . . . . . . . . . . . . . . . . . . .    $60.6    $73.0     $50.1
Add (deduct):
 Equity base tax . . . . . . . . . . . . . . . .       --     (9.0)     (5.6)
 Prior years taxes . . . . . . . . . . . . . . .      2.2      2.1        --
 Tax credits . . . . . . . . . . . . . . . . . .     (0.8)    (0.4)     (0.6)
 Foreign taxes . . . . . . . . . . . . . . . . .      0.2       --       0.6
 Tax exempt investment income. . . . . . . . . .     (3.6)    (5.6)     (0.7)
 Other . . . . . . . . . . . . . . . . . . . . .     (0.2)     2.1        --
                                                    -----    -----     -----
   Total income taxes. . . . . . . . . . . . . .    $58.4    $62.2     $43.8
                                                    =====    =====     =====

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The significant components of the Company's deferred tax assets and liabilities were as follows:


                                                               December 31,
                                                               2002      2001
                                                              -------  --------
                                                               (in millions)
Deferred tax assets:
 Policy reserve adjustments . . . . . . . . . . . . . . . .   $250.0    $238.1
 Other employee benefits. . . . . . . . . . . . . . . . . .     20.2      20.1
 Book over tax basis of investments . . . . . . . . . . . .     12.0      12.0
                                                              ------    ------
   Total deferred tax assets. . . . . . . . . . . . . . . .    282.2     270.2
                                                              ------    ------
Deferred tax liabilities:
 Deferred policy acquisition costs. . . . . . . . . . . . .    419.5     373.7
 Depreciation . . . . . . . . . . . . . . . . . . . . . . .      2.1       2.1
 Basis in partnerships. . . . . . . . . . . . . . . . . . .       --       0.6
 Market discount on bonds . . . . . . . . . . . . . . . . .      2.9       1.2
 Lease income . . . . . . . . . . . . . . . . . . . . . . .     71.5      47.0
 Unrealized gains . . . . . . . . . . . . . . . . . . . . .     12.8       6.8
 Other. . . . . . . . . . . . . . . . . . . . . . . . . . .     10.6        --
                                                              ------    ------
   Total deferred tax liabilities . . . . . . . . . . . . .    519.4     431.4
                                                              ------    ------
   Net deferred tax liabilities . . . . . . . . . . . . . .   $237.2    $161.2
                                                              ======    ======

The Company made income tax payments of $27.2 million and $62.9 million in 2002 and 2000, respectively and received an income tax refund of $32.4 million in 2001.

Note 6 - Reinsurance

The effect of reinsurance on premiums written and earned was as follows:


                               2002               2001               2000
                        ------------------  -----------------  -----------------
                                  Premiums           Premiums           Premiums
                        Written    Earned   Written   Earned   Written    Earned
                        --------  --------  -------  --------  -------  --------
                                             (in millions)
Life Insurance:
 Direct . . . . . . .   $105.3    $105.3    $ 82.0   $ 82.0    $34.1      $34.1
 Ceded. . . . . . . .    (46.8)    (46.8)    (21.9)   (21.9)    (5.5)      (5.5)
                        ------    ------    ------   ------    -----      -----
   Net life insurance
    premiums. . . . .   $ 58.5    $ 58.5    $ 60.1   $ 60.1    $28.6      $28.6
                        ======    ======    ======   ======    =====      =====

For the year ended December 31, 2002, 2001 and 2000, benefits to policyholders under life ceded reinsurance contracts were $7.9 million, $3.8 million and $3.0 million, respectively.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 7 - Commitments and Contingencies

Commitments

The Company has extended commitments to purchase fixed maturity investments, and other invested assets and issue mortgage loans on real estate totaling $28.1 million, $28.0 million and $33.8 million, respectively, at December 31, 2002. If funded, loans related to real estate mortgages would be fully collateralized by related properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The estimated fair values of the commitments described above aggregate $93.3 million at December 31, 2002. The majority of these commitments expire in 2003.

Contingencies

Class Action

During 1997, the Company entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, the Company specifically denied any wrongdoing. The total reserve held in connection with the settlement to provide for relief to class members and for legal and administrative costs associated with the settlement amounted to $2.7 million and $7.0 million at December 31, 2002 and 2001, respectively. The Company incurred no costs related to the settlement in 2002 or 2000. Costs incurred related to the settlement were $14.1 million in 2001. The estimated reserve is based on a number of factors, including the estimated cost per claim and the estimated costs to administer the claims.

During 1996, management determined that it was probable that a settlement would occur and that a minimum loss amount could be reasonably estimated. The Company recorded its best estimate based on the information available at the time. The terms of the settlement agreement were negotiated throughout 1997 and approved by the court on December 31, 1997. In accordance with the terms of the settlement agreement, the Company contacted class members during 1998 to determine the actual type of relief to be sought by class members. The majority of the responses from class members were received by the fourth quarter of 1998. The type of relief sought by class members differed from the Company's initial estimates. In 1999, the Company updated its estimate of the cost of claims subject to alternative dispute resolution relief (ADR) and revised its reserve estimate accordingly. The reserve estimate was further evaluated quarterly, and was adjusted as noted above, in 2001. The adjustment to the reserve in the fourth quarter of 2001 was the result of the Company being able to better estimate the cost of settling the remaining claims, which on average tend to be larger, more complicated claims. The better estimate comes from experience with actual settlements on similar claims.

Administration of the ADR component of the settlement continues to date. Although some uncertainty remains as to the cost of claims in the final phase (i.e., arbitration) of the ADR process, it is expected that the final cost of the settlement will not differ materially from the amounts presently provided for by the Company.

Modal Premium

On July 19, 2002, the Company announced it had entered into a class action lawsuit settlement agreement involving policyholders who paid premiums on a monthly, quarterly or semiannual basis, rather than annually. The class action lawsuit, known as the "Modal Premium" action, was filed in a New Mexico state court. As a result of the settlement, the Company established a $6.9 million reserve ($4.5 million after taxes) as of June 30, 2002 to provide for economic relief in the form of a Settlement Death Benefit to the approximately 1.5 million class members who purchased various insurance products from the Company and paid on a monthly, quarterly or semi-annual basis. The reserve also provides for the legal and administrative costs associated with the settlement. In entering into the settlement, the Company specifically denied any wrongdoing. The Settlement Death Benefit Period began on February 19, 2003 and extends for either nine or twelve months, depending upon the age of the class member. Although some uncertainty remains as to the final cost of the settlement, it is expected that it will not differ materially from the amounts presently provided for by the Company.

Other Matters

In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 2002. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 8 - Shareholder's Equity

(a) Common Stock

The Company was established in 1979 as a stock insurance company with 50,000 shares outstanding, wholly owned by its parent, John Hancock Life Insurance Company. The Company has one class of capital stock, common stock ($50 par value, 50,000 shares authorized).

(b) Accumulated Other Comprehensive Income (Loss)

Changes in accumulated other comprehensive income (loss) for the years indicated are presented below:


                                                       Net
                                                   Accumulated    Accumulated
                                          Net         Gain           Other
                                       Unrealized    (Loss)      Comprehensive
                                          Gain       on Cash        Income
                                         (Loss)    Flow Hedges     (Losses)
                                       ----------  -----------  ---------------
                                                   (in millions)
Balance at January 1, 2000 . . . . .    $(13.4)         --          $(13.4)
Gross unrealized gains (losses) (net
 of deferred income tax expense of
 $9.7 million) . . . . . . . . . . .      18.0          --            18.0
Reclassification adjustment for gains
 (losses), realized in net income
 (net of tax benefit of $1.6 million)     (2.9)         --            (2.9)
Adjustment to deferred policy
 acquisition costs and present value
 of future profits (net of deferred
 income tax benefit of $2.1 million)      (3.9)         --            (3.9)
                                        ------       -----          ------
Net unrealized gains (losses). . . .      11.2          --            11.2
                                        ------       -----          ------
Balance at December 31, 2000 . . . .    $ (2.2)         --          $ (2.2)
                                        ======       =====          ======

Balance at January 1, 2001 . . . . .    $ (2.2)         --          $ (2.2)
Gross unrealized gains (losses) (net
 of deferred income tax expense of
 $7.2 million) . . . . . . . . . . .      11.8          --            11.8
Reclassification adjustment for gains
 (losses), realized in net income
 (net of tax expense of $1.1 million)      2.1          --             2.1
Adjustment to deferred policy
 acquisition costs and present value
 of future profits (net of deferred
 income tax benefit of $3.2 million)      (6.0)         --            (6.0)
                                        ------       -----          ------
Net unrealized gains (losses). . . .       7.9          --             7.9
Change in accounting principle . . .       7.2          --             7.2
                                        ------       -----          ------
Balance at December 31, 2001 . . . .    $ 12.9          --          $ 12.9
                                        ======       =====          ======

Balance at January 1, 2002 . . . . .    $ 12.9          --          $ 12.9
Gross unrealized gains (losses) (net
 of deferred income tax expense of
 $12.9 million). . . . . . . . . . .      22.9          --            22.9
Reclassification adjustment for gains
 (losses), realized in net income
 (net of deferred income tax benefit
 of $0.2 million). . . . . . . . . .      (0.4)         --            (0.4)
Adjustment to deferred policy
 acquisition costs and present value
 of future profits (net of deferred
 income tax benefit of $6.7 million)     (12.5)         --           (12.5)
                                        ------       -----          ------
Net unrealized gains (losses). . . .      10.0          --            10.0
Net accumulated gains(losses) on cash
 flow hedges (net of deferred income
 tax benefit of $0.8 million). . . .        --       $(1.5)           (1.5)
                                        ------       -----          ------
Balance at December 31, 2002 . . . .    $ 22.9       $(1.5)         $ 21.4
                                        ======       =====          ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Net unrealized investment gains (losses), included in the consolidated balance sheet as a component of shareholder's equity, are summarized as follows:


                                                      2002     2001     2000
                                                     -------  -------  --------
                                                          (in millions)
Balance, end of year comprises:
 Unrealized investment gains (losses) on:
   Fixed maturities. . . . . . . . . . . . . . . .   $ 62.0   $ 20.6    ($7.0)
   Equity investments. . . . . . . . . . . . . . .      0.8      1.0      1.0
   Derivatives and other . . . . . . . . . . . . .     (0.9)     5.2      0.3
                                                     ------   ------    -----
Total. . . . . . . . . . . . . . . . . . . . . . .     61.9     26.8     (5.7)
Amounts of unrealized investment (gains) losses
 attributable to:
 Deferred policy acquisition cost and present value
  of future profits. . . . . . . . . . . . . . . .    (26.2)    (7.1)     2.1
 Deferred federal income taxes . . . . . . . . . .    (12.8)    (6.8)     1.4
                                                     ------   ------    -----
Total. . . . . . . . . . . . . . . . . . . . . . .    (39.0)   (13.9)     3.5
                                                     ------   ------    -----
Net unrealized investment gains (losses) . . . . .   $ 22.9   $ 12.9    ($2.2)
                                                     ======   ======    =====

(c)  Statutory Results

The Company adopted the new codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribe statutory accounting practices and results in changes to the accounting practices that the Company and its domestic life insurance subsidiary use to prepare their statutory-basis financial statements.

The Company and its domestic insurance subsidiary prepare their statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the state of domicile. For the Company, the Commonwealth of Massachusetts only recognizes statutory accounting practices prescribed or permitted by Massachusetts insurance regulations and laws. The National Association of Insurance Commissioners' "Accounting Practices and Procedures" manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by Massachusetts. The Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices.

Statutory net income and surplus include the accounts of the Company and its wholly-owned subsidiary, Investors Partners Life Insurance Company.


                                                       2002     2001     2000
                                                      -------  ------  --------
                                                           (in millions)
Statutory net income. . . . . . . . . . . . . . . .   $ 61.4   $ 13.1   $ 26.6
Statutory surplus . . . . . . . . . . . . . . . . .    682.3    647.0    527.2

Massachusetts has enacted laws governing the payment of dividends by insurers. Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned funds without the prior approval of Massachusetts Commissioner of Insurance. Massachusetts law also limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Commonwealth of Massachusetts Insurance Commissioner, to the greater of (i) 10% of its statutory policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year, if such insurer is a life company.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 9 - Segment Information

The Company's reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets or distribution channels.

Protection Segment. Offers a variety of individual life insurance, including participating whole life, term life, universal life and variable life insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, direct marketing and the Internet.

Asset Gathering Segment. Offers individual fixed and variable annuities. This segment distributes its products through distribution channels including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

The accounting policies of the segments are the same as those described in the summary of significant accounting policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

Management of the Company evaluates performance based on segment after-tax operating income, which excludes the effect of net realized investment and other gains (losses) and unusual or non-recurring events and transactions. Segment after-tax operating income is determined by adjusting GAAP net income for net realized investment and other gains (losses), including gains and losses on disposals of businesses and certain other items which management believes are not indicative of overall operating trends. While these items may be significant components in understanding and assessing the Company's financial performance, management believes that the presentation of after-tax operating income enhances its understanding of the Company's results of operations by highlighting net income attributable to the normal, recurring operations of the business.

Amounts reported as segment adjustments in the tables below primarily relate to:
(i) certain net realized investment and other gains (losses), net of related amortization adjustment for deferred policy acquisition costs; (ii) benefits to policyholders and expenses incurred relating to the settlement of a class action lawsuit against the Company involving certain individual life insurance policies sold from 1979 through 1996; (iii) restructuring costs related to our distribution systems and retail operations; (iv) the surplus tax on mutual life insurance companies that was allocated by John Hancock to the Company; (v) a charge for certain one time costs associated with John Hancock's demutualization process; and (vi) cumulative effect of an accounting change.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The following table summarizes selected financial information by segment for the year ended or as of December 31 and reconciles segment revenues and segment after-tax operating income to amounts reported in the consolidated statements of income:


                                                        Asset
Year ended December 31, 2002              Protection  Gathering   Consolidated
----------------------------------------  ----------  ---------  --------------
                                                     (in millions)
Revenues:
 Revenue from external customers. . . .   $   384.2   $   31.6     $   415.8
 Net investment income. . . . . . . . .       266.8        3.3         270.1
                                          ---------   --------     ---------
 Segment revenues . . . . . . . . . . .   $   651.0   $   34.9     $   685.9
 Net realized investment and other gains
  (losses). . . . . . . . . . . . . . .       (20.4)      (0.4)        (20.8)
                                          ---------   --------     ---------
 Revenues . . . . . . . . . . . . . . .   $   630.6   $   34.5     $   665.1
                                          =========   ========     =========
Net Income:
 Segment after-tax operating income . .       140.2       (8.1)        132.1
 Net realized investment and other gains
  (losses). . . . . . . . . . . . . . .       (12.9)      (0.2)        (13.1)
 Class action lawsuit . . . . . . . . .        (4.5)        --          (4.5)
 Restructuring charges. . . . . . . . .         0.3         --           0.3
                                          ---------   --------     ---------
 Net income . . . . . . . . . . . . . .   $   123.1   $   (8.3)    $   114.8
                                          =========   ========     =========
Supplemental Information:
 Equity in net income of investees
  accounted for by the equity method. .   $     4.2   $     --     $     4.2
 Amortization of deferred policy
  acquisition costs . . . . . . . . . .        28.8       31.2          60.0
 Income tax expense . . . . . . . . . .        65.3       (6.9)         58.4
 Segment assets . . . . . . . . . . . .   $10,325.3   $1,516.2     $11,841.5
Net Realized Investment and Other Gains
 (Losses) Data:
 Net realized investment and other gains
  (losses). . . . . . . . . . . . . . .   $   (27.9)  $   (0.4)    $   (28.3)
 Less amortization of deferred policy
  acquisition costs related to net
  realized investment and other gains
  (losses). . . . . . . . . . . . . . .         7.5         --           7.5
                                          ---------   --------     ---------
 Net realized investment and other gains
  (losses), net of related amortization
  of deferred policy acquisition costs -
  per consolidated financial statements       (20.4)      (0.4)        (20.8)
 Less income tax effect . . . . . . . .         7.5        0.2           7.7
                                          ----------  ---------  ------------
 Net realized investment and other gains
  (losses), net-after-tax adjustment
  made to calculate segment operating
  income. . . . . . . . . . . . . . . .   $   (12.9)  $   (0.2)    $   (13.1)
                                          =========   ========     =========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                        Asset
Year ended December 31, 2001              Protection  Gathering   Consolidated
----------------------------------------  ----------  ---------  --------------
                                                     (in millions)
Revenues:
 Revenues from external customers . . .   $  385.1    $   64.4     $   449.5
 Net investment income. . . . . . . . .      229.2        (2.2)        227.0
                                          --------    --------     ---------
 Segment revenues . . . . . . . . . . .   $  614.3    $   62.2     $   676.5
 Net realized investment and other gains
  (losses). . . . . . . . . . . . . . .       (9.0)         --          (9.0)
                                          --------    --------     ---------
 Revenues . . . . . . . . . . . . . . .   $  605.3    $   62.2     $   667.5
                                          ========    ========     =========
Net Income:
 Segment after-tax operating income . .   $  130.0    $   22.2     $   152.2
 Net realized investment and other gains
  (losses). . . . . . . . . . . . . . .       (5.6)         --          (5.6)
 Surplus tax. . . . . . . . . . . . . .        9.1          --           9.1
 Class action lawsuit . . . . . . . . .       (9.2)         --          (9.2)
 Cumulative effect of accounting change,
  net of tax. . . . . . . . . . . . . .       (1.6)         --          (1.6)
                                          --------    --------     ---------
 Net income . . . . . . . . . . . . . .   $  122.7    $   22.2     $   144.9
                                          ========    ========     =========
Supplemental Information:
 Equity in net income of investees
  accounted for by the equity method. .   $    2.7          --     $     2.7
 Amortization of deferred policy
  acquisition costs . . . . . . . . . .       46.6        20.5          67.1
 Income tax expense . . . . . . . . . .       54.8         7.4          62.2
 Segment assets . . . . . . . . . . . .   $9,995.5    $1,717.7     $11,713.2
Net Realized Investment and Other Gains
 (Losses) Data:
 Net realized investment and other gains
  (losses). . . . . . . . . . . . . . .   $  (10.5)         --     $   (10.5)
 Less amortization of deferred policy
  acquisition costs related to net
  realized investment and other gains
  (losses). . . . . . . . . . . . . . .        1.5          --           1.5
                                          --------    --------     ---------
 Net realized investment and other gains
  (losses), net of related amortization
  of deferred policy acquisition costs -
  per consolidated financial statements       (9.0)         --          (9.0)
 Less income tax effect . . . . . . . .        3.4          --           3.4
                                          --------    --------     ---------
 Net realized investment and other gains
  (losses), net-after-tax adjustment
  made to calculate segment operating
  income. . . . . . . . . . . . . . . .   $   (5.6)         --     $    (5.6)
                                          ========    ========     =========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                        Asset
Year ended December 31, 2000              Protection  Gathering   Consolidated
----------------------------------------  ----------  ---------  --------------
Revenues:
 Revenues from external customers . . .   $  314.9    $   51.0     $   365.9
 Net investment income. . . . . . . . .      215.9        (2.5)        213.4
 Segment revenues . . . . . . . . . . .   $  530.8    $   48.5     $   579.3
 Net realized investment and other gains
  (losses), net . . . . . . . . . . . .      (10.6)         --         (10.6)
                                          --------    --------     ---------
 Revenues . . . . . . . . . . . . . . .   $  520.2    $   48.5     $   568.7
                                          ========    ========     =========
Net Income:
 Segment after-tax operating income . .       96.0         6.3         102.3
 Net realized investment and other gains
  (losses), net . . . . . . . . . . . .       (6.8)         --          (6.8)
 Surplus tax. . . . . . . . . . . . . .        5.4         0.2           5.6
 Other demutualization related costs. .       (0.5)       (0.1)         (0.6)
 Restructuring charges. . . . . . . . .       (1.1)         --          (1.1)
                                          --------    --------     ---------
 Net income . . . . . . . . . . . . . .   $   93.0    $    6.4     $    99.4
                                          ========    ========     =========
Supplemental Information:
 Equity in net income of investees
  accounted for by the equity method. .   $    1.3          --     $     1.3
 Amortization of deferred policy
  acquisition costs . . . . . . . . . .       17.6        16.4          34.0
 Income tax expense . . . . . . . . . .       40.7         3.1          43.8
 Segment assets . . . . . . . . . . . .   $9,326.9    $2,867.8     $12,194.7
Net Realized Investment and Other Gains
 (Losses) Data:
 Net realized investment and other
  losses. . . . . . . . . . . . . . . .   $  (14.4)         --     $   (14.4)
 Less amortization of deferred policy
  acquisition costs related to net
  realized investment and other gains
  (losses). . . . . . . . . . . . . . .        3.8          --           3.8
                                          --------    --------     ---------
 Net realized investment and other gains
  (losses), net of related amortization
  of deferred policy acquisition costs -
  per consolidated financial statements      (10.6)         --         (10.6)
 Less income tax effect . . . . . . . .        3.8          --           3.8
                                          --------    --------     ---------
 Net realized investment and other gains
  (losses), net-after-tax adjustment
  made to calculate segment operating .   $   (6.8)         --     $    (6.8)
                                          --------    --------     ---------

The Company operates only in the United States. The Company has no reportable major customers and revenues are attributed to countries based on the location of customers.

Note 10 - Fair Value of Financial Instruments

The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company's financial instruments. The aggregate fair value amounts presented herein do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company's business or financial condition based on the fair value information presented herein.

The following methods and assumptions were used by the Company to determine the fair values of financial instruments:

Fair values for publicly traded fixed maturities (including redeemable preferred stocks) are obtained from an independent pricing service. Fair values for private placement securities and fixed maturities not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. Quarterly, reviews are performed on the entire fixed maturity portfolio to assess credit quality, including reviews of all impairments with the Parent Company's Committee of Finance, a sub-committee of the Board of Directors. At the end of each quarter an Investment Review Committee reviews all securities trading below ninety cents on the dollar to determine whether impairments need to be recorded. The results of these quarterly analyses are reviewed by the Parent Company's Committee of Finance.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The fair value for equity securities is based on quoted market prices.

The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations. Fair values for impaired mortgage loans are measured based either on the present value of expected future cash flows discounted at the loan's effective interest rate or the fair value of the underlying collateral for loans that are collateral dependent.

The carrying amount in the balance sheet for policy loans, short-term investments and cash and cash equivalents approximates their respective fair values.

The fair value for fixed-rate deferred annuities is the cash surrender value, which represents the account value less applicable surrender charges. Fair values for immediate annuities without life contingencies are estimated based on discounted cash flow calculations using current market rates.

The Company's derivatives include futures contracts, interest rate swap, cap and floor agreements, currency rate swap agreements and equity collar agreements. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the financial futures contracts and brokerage quotes that utilize pricing models or formulas using current assumptions for all swaps and other agreements.

The fair value for commitments approximates the amount of the initial commitment.

The following tables present the carrying amounts and fair values of the Company's financial instruments:


                                                    December 31,
                                       --------------------------------------
                                              2002                2001
                                       ------------------  ------------------
                                       Carrying    Fair    Carrying     Fair
                                        Value     Value     Value      Value
                                       --------  --------  --------  ----------
                                                   (in millions)
Assets:
 Fixed maturities:
   Held-to-maturity. . . . . . . . .   $   83.8  $   83.3  $   83.7   $   82.1
   Available-for-sale. . . . . . . .    3,011.3   3,011.3   2,412.5    2,412.5
 Equity securities:
   Available-for-sale. . . . . . . .       11.9      11.9      13.1       13.1
 Mortgage loans on real estate . . .      668.4     718.8     580.9      604.3
 Policy loans. . . . . . . . . . . .      359.4     359.4     352.0      352.0
 Short-term investments. . . . . . .        0.1       0.1        --         --
 Cash and cash equivalents . . . . .      202.9     202.9     115.4      115.4
Derivatives:
 Interest rate swap agreements . . .        3.7       3.7       8.8        8.8
 Interest rate cap agreements. . . .        1.4       1.4       3.5        3.5
 Interest rate floor agreements. . .       14.2      14.2       4.5        4.5
 Currency rate swap agreements . . .         --        --       0.4        0.4
 Equity collar agreements. . . . . .        0.3       0.3       0.8        0.8
Liabilities:
 Fixed rate deferred and immediate
  annuities. . . . . . . . . . . . .   $  203.6  $  186.7  $   53.1   $   50.3
Derivatives:
 Interest rate swap agreements . . .       59.0      59.0      13.2       13.2
 Currency rate swap agreements . . .         --        --       0.1        0.1
Commitments. . . . . . . . . . . . .         --      93.3        --       57.1

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 11 - Value of Business Acquired

The Company's purchased intangible assets include the value of business acquired
(VOBA). The present value of estimated future profits of insurance policies in force related to businesses acquired is recorded as VOBA.

The following tables set forth certain summarized financial information relating to the Company's VOBA as of the dates and periods indicated.


                                                   Accumulated
                                                   Amortization
                                   Gross Carrying   and Other     Net Carrying
                                       Amount        Changes         Amount
                                   --------------  ------------  --------------
                                                 (in millions)
December 31, 2002
Amortizable intangible assets:
 VOBA. . . . . . . . . . . . . .       $25.0         $(19.0)          $6.0
December 31, 2001
Amortizable intangible assets:
 VOBA. . . . . . . . . . . . . .        25.0          (17.8)           7.2

                                           For the Years Ended December 31,
                                              2002         2001        2000
                                          ------------  ----------  -----------
Aggregate amortization expense                       (in millions)
VOBA amortization, net of tax of $0.4
 million,  $0.6 million and $0.5
 million, respectively. . . . . . . . .       $0.7         $1.0        $0.9

                                                     Tax Effect   Net Expense
                                                     ----------  -------------
Estimated future aggregate amortization expense
for the years ended December 31,                          (in millions)
2003 . . . . . . . . . . . . . . . . . . . . . . .      $0.3         $0.5
2004 . . . . . . . . . . . . . . . . . . . . . . .      $0.2         $0.5
2005 . . . . . . . . . . . . . . . . . . . . . . .      $0.2         $0.4
2006 . . . . . . . . . . . . . . . . . . . . . . .      $0.2         $0.4
2007 . . . . . . . . . . . . . . . . . . . . . . .      $0.2         $0.4

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The changes in the carrying value of VOBA, presented for each business segment, for the periods indicated, are as follows:

                                           Asset
                                          Protection  Gathering   Consolidated
                                          ----------  ---------  --------------
                                                     (in millions)
VOBA balance at January 1, 2001 . . . .     $11.6         --         $11.6
Amortization and other changes during
 2001:
 Amortization . . . . . . . . . . . . .      (1.6)        --          (1.6)
 Adjustment to unrealized gains on
  securities available-for-sale . . . .      (2.8)        --          (2.8)
                                            -----         -          -----
VOBA balance at December 31, 2001 . . .     $ 7.2         --         $ 7.2
                                            =====         =          =====

                                                        Asset
                                          Protection  Gathering   Consolidated
                                          ----------  ---------  --------------
                                                     (in millions)
VOBA balance at January 1, 2002 . . . .     $ 7.2         --         $ 7.2
Amortization and other changes during
 2002:
 Amortization . . . . . . . . . . . . .      (1.1)        --          (1.1)
 Adjustment to unrealized gains on
  securities available-for-sale . . . .      (0.1)        --          (0.1)
                                            -----         -          -----
VOBA balance at December 31, 2002 . . .     $ 6.0         --         $ 6.0
                                            =====         =          =====

               Report of Ernst & Young LLP, Independent Auditors

To the Policyholders of
John Hancock Variable Life Account U of the
  John Hancock Variable Life Insurance Company

We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account U (the Account) (comprising of, respectively, the Large Cap Growth, Active Bond, International Equity Index, Small Cap Growth, Global Balanced, Multi Cap Growth (formerly Mid Cap Growth), Large Cap Value, Money Market, Small/Mid Cap Growth, Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Equity, International Opportunities, Equity Index, Global Bond, Emerging Markets Equity, Bond Index, Small/Mid Cap CORE, High Yield Bond, Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Clifton Enhanced US Equity, Large Cap Aggressive Growth, Fundamental Growth, AIM V.I. Premier Equity (formerly AIM V.I.Value), Fidelity VIP Growth, Fidelity VIP Contrafund, Janus Aspen Global Technology, Janus Aspen Worldwide Growth, MFS New Discovery Series, Templeton International, V.A Relative Value, V.A. Financial Industries, V.A. Strategic Income, Health Sciences Fund, Large Cap Value CORE, Fundamental Value (formerly Large/Mid Cap Value), Small Cap Value, AIM V.I. Growth, MFS Investors Growth Stock, MFS Research Series, AIM V.I. Capital Development, CSI Equity, and Fidelity VIP II Overseas Subaccounts) as of December 31, 2002, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account U at December 31, 2002, the results of their operations and the changes in their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.


                                                          /s/ ERNST & YOUNG LLP

Boston, Massachusetts
February 6, 2003

                      John Hancock Variable Life Account U

                      Statement of Assets and Liabilities

                               December 31, 2002


                                                    International
                         Large Cap       Active        Equity       Small Cap      Global
                           Growth         Bond          Index        Growth       Balanced
                         Subaccount    Subaccount    Subaccount    Subaccount    Subaccount
                         ----------    ----------   -------------  ----------    ----------
Assets
Investment in shares
 of portfolios of:
John Hancock Variable
 Series Trust I,
 at value . . . . . .   $ 80,881,650  $260,786,552   $15,581,896   $10,586,348   $1,452,664
Policy loans and
 accrued interest . .     21,221,271    65,499,360     2,927,255            --           --
Receivable from
 portfolio/JHLICO . .             --            --            --            --           --
                        ------------  ------------   -----------   -----------   ----------
Total assets. . . . .    102,102,921   326,285,912    18,509,151    10,586,348    1,452,664
Liabilities
Payable to
 portfolio/JHVLICO. .             --            --            --            --           --
                        ------------  ------------   -----------   -----------   ----------
Total liabilities . .             --            --            --            --           --
                        ------------  ------------   -----------   -----------   ----------
                        $102,102,921  $326,285,912   $18,509,151   $10,586,348   $1,452,664
                        ============  ============   ===========   ===========   ==========
Net assets:
In accumulation . . .   $102,102,921  $326,285,912   $18,509,151   $10,586,348   $1,452,664
                        ------------  ------------   -----------   -----------   ----------
Total net assets. . .   $102,102,921  $326,285,912   $18,509,151   $10,586,348   $1,452,664
                        ============  ============   ===========   ===========   ==========
Units outstanding . .        218,067       517,887       233,459     1,024,562      137,701
                        ============  ============   ===========   ===========   ==========
Unit value (in
 accumulation). . . .   $     468.22  $     630.03   $     79.28   $     10.33   $    10.55
                        ============  ============   ===========   ===========   ==========



                           Multi        Large                    Small/Mid       Real
                            Cap          Cap         Money          Cap         Estate
                          Growth        Value        Market       Growth        Equity
                        Subaccount   Subaccount    Subaccount   Subaccount    Subaccount
                        ----------   ----------    ----------   ----------   -------------
Assets
Investment in shares
 of portfolios of:
John Hancock Variable
 Series Trust I,
 at value . . . . . .   $14,413,320  $19,253,268  $ 93,736,265  $12,153,878   $19,188,623
Policy loans and
 accrued interest . .            --           --    16,059,311           --     3,136,923
Receivable from
 portfolio/JHLICO . .            --           --            --           --            --
                        -----------  -----------  ------------  -----------   -----------
Total assets. . . . .    14,413,320   19,253,268   109,795,576   12,153,878    22,325,546
Liabilities
Payable to
 portfolio/JHVLICO. .            --           --            --           --            --
                        -----------  -----------  ------------  -----------   -----------
Total liabilities . .            --           --            --           --            --
                        -----------  -----------  ------------  -----------   -----------
                        $14,413,320  $19,253,268  $109,795,576  $12,153,878   $22,325,546
                        ===========  ===========  ============  ===========   ===========
Net assets:
In accumulation . . .   $14,413,320  $19,253,268  $109,795,576  $12,153,878   $22,325,546
                        -----------  -----------  ------------  -----------   -----------
Total net assets. . .   $14,413,320  $19,253,268  $109,795,576  $12,153,878   $22,325,546
                        ===========  ===========  ============  ===========   ===========
Units outstanding . .     1,493,320    1,204,247     2,431,692      700,636       604,393
                        ===========  ===========  ============  ===========   ===========
Unit value (in
 accumulation). . . .   $      9.65  $     15.99  $      45.34  $     17.35   $     36.94
                        ===========  ===========  ============  ===========   ===========

 See accompanying notes.

                      John Hancock Variable Life Account U

                               December 31, 2002


                          Growth &                  Short-Term  Small Cap    International
                           Income       Managed        Bond       Equity     Opportunities
                         Subaccount    Subaccount   Subaccount  Subaccount    Subaccount
                        ------------  ------------  ----------  ----------  ---------------
Assets
Investment in shares
 of portfolios of:
John Hancock Variable
 Series Trust I,
 at value . . . . . .   $559,852,198  $315,885,164  $5,330,723  $4,563,779    $4,509,379
Policy loans and
 accrued interest . .    181,898,660    84,577,767          --          --            --
Receivable from
 portfolio/JHVLICO. .             --            --          --          --            --
                        ------------  ------------  ----------  ----------    ----------
Total assets. . . . .    741,750,858   400,462,931   5,330,723   4,563,779     4,509,379
Liabilities
Payable to
 portfolio/JHVLICO. .             --            --          --          --            --
                        ------------  ------------  ----------  ----------    ----------
Total liabilities . .             --            --          --          --            --
                        ------------  ------------  ----------  ----------    ----------
                        $741,750,858  $400,462,931  $5,330,723  $4,563,779    $4,509,379
                        ============  ============  ==========  ==========    ==========
Net assets:
In accumulation . . .   $741,750,858  $400,462,931  $5,330,723  $4,563,779    $4,509,379
                        ------------  ------------  ----------  ----------    ----------
Total net assets. . .   $741,750,858  $400,462,931  $5,330,723  $4,563,779    $4,509,379
                        ============  ============  ==========  ==========    ==========
Units outstanding . .        147,706     1,520,148     329,065     594,627       509,146
                        ============  ============  ==========  ==========    ==========
Unit value (in
 accumulation). . . .   $   5,021.81  $     263.44  $    16.20  $     7.68    $     8.86
                        ============  ============  ==========  ==========    ==========


                                                                     Emerging
                                            Equity       Global      Markets
                                             Index        Bond        Equity
                                          Subaccount   Subaccount   Subaccount
                                          -----------  ----------  ------------
Assets
Investment in shares of portfolios of:
John Hancock Variable Series Trust I,
 at value . . . . . . . . . . . . . . .   $31.452,857  $3,833,234   $1,942,425
Policy loans and accrued interest . . .            --          --           --
Receivable from portfolio/JHLICO. . . .            --          --           --
                                          -----------  ----------   ----------
Total assets. . . . . . . . . . . . . .    31.452,857   3,833,234    1,942,425
Liabilities
Payable to portfolio/JHVLICO. . . . . .            --          --           --
                                          -----------  ----------   ----------
Total liabilities . . . . . . . . . . .            --          --           --
                                          -----------  ----------   ----------
                                          $31.452,857  $3,833,234   $1,942,425
                                          ===========  ==========   ==========
Net assets:
In accumulation . . . . . . . . . . . .   $31.452,857  $3,833,234   $1,942,425
                                          -----------  ----------   ----------
Total net assets. . . . . . . . . . . .   $31.452,857  $3,833,234   $1,942,425
                                          ===========  ==========   ==========
Units outstanding . . . . . . . . . . .     2.200,863     242,670      284,556
                                          ===========  ==========   ==========
Unit value (in accumulation). . . . . .   $     14.29  $    15.80   $     6.83
                                          ===========  ==========   ==========
See accompanying notes.

                      John Hancock Variable Life Account U

                               December 31, 2002


                                                      High       Turner        Brandes
                           Bond     Small/Mid Cap    Yield        Core      International
                          Index         CORE          Bond       Growth        Equity
                        Subaccount   Subaccount    Subaccount  Subaccount    Subaccount
                        ----------  -------------  ----------  ----------  ---------------
Assets
Investment in shares
 of portfolios of:
John Hancock Variable
 Series Trust I, at
 value. . . . . . . .   $7,285,835   $2,480,399    $2.903,381   $     --      $     --
Outside Trust, at
 value. . . . . . . .           --           --            --    248,441       691,651
Receivable from
 portfolio/JHLICO . .           --           --            --         --            --
                        ----------   ----------    ----------   --------      --------
Total assets. . . . .    7,285,835    2,480,399     2,903,381    248,441       691,651
Liabilities
Payable to
 portfolio/JHVLICO. .           --           --            --         --            --
                        ----------   ----------    ----------   --------      --------
Total liabilities . .           --           --            --         --            --
                        ----------   ----------    ----------   --------      --------
                        $7,285,835   $2,480,399    $2,903,381   $248,441      $691,651
                        ----------   ==========    ==========   ========      ========
Net assets:
In accumulation . . .   $7,285,835   $2,480,399    $2,903,381   $248,441      $691,651
                        ----------   ----------    ----------   --------      --------
Total net assets. . .   $7,285,835   $2,480,399    $2,903,381   $248,441      $691,651
                        ==========   ==========    ==========   ========      ========
Units outstanding . .      531,588      258,897       332,426     19,180        53,002
                        ==========   ==========    ==========   ========      ========
Unit value (in
 accumulation). . . .   $    13.71   $     9.58    $     8.73   $  12.95      $  13.05
                        ==========   ==========    ==========   ========      ========


                          Frontier     Clifton    Large Cap                  AIM V.I.
                          Capital      Enhanced   Aggessive   Fundamental    Premier
                        Appreciation  US Equity     Growth      Growth        Equity
                         Subaccount   Subaccount  Subaccount  Subaccount    Subaccount
                        ------------  ----------  ----------  -----------  ------------
Assets
Investment in shares
 of portfolios of:
John Hancock Variable
 Series Trust I, at
 value. . . . . . . .     $     --     $     --    $341,428    $356,004     $       --
Outside Trust, at
 value. . . . . . . .      951,869      135,794          --          --      1,254,788
Receivable from
 portfolio/JHLICO . .           --           --          --          --             --
                          --------     --------    --------    --------     ----------
Total assets. . . . .      951,869      135,794     341,428     356,004      1,254,788
Liabilities
Payable to
 portfolio/JHVLICO. .           --           --          --          --             --
                          --------     --------    --------    --------     ----------
Total liabilities . .           --           --          --          --             --
                          --------     --------    --------    --------     ----------
                          $951,869     $135,794    $341,428    $356,004     $1,254,788
                          ========     ========    ========    ========     ==========
Net assets:
In accumulation . . .     $951,869     $135,794    $341,428    $356,004     $1,254,788
                          --------     --------    --------    --------     ----------
Total net assets. . .     $951,869     $135,794    $341,428    $356,004     $1,254,788
                          ========     ========    ========    ========     ==========
Units outstanding . .       56,765       17,738      59,739      50,276         60,529
                          ========     ========    ========    ========     ==========
Unit value (in
 accumulation). . . .     $  16.77     $   7.66    $   5.72    $   7.08     $    20.73
                          ========     ========    ========    ========     ==========

See accompanying notes.

                      John Hancock Variable Life Account U

                               December 31, 2002



                         Fidelity    Fidelity   Janus Aspen  Janus Aspen    MFS New
                           VIP         VIP        Global      Worldwide    Discovery
                          Growth    Contrafund  Technology     Growth        Series
                        Subaccount  Subaccount  Subaccount   Subaccount    Subaccount
                        ----------  ----------  -----------  -----------  ------------
Assets
Investment in shares
 of portfolios of:
Outside Trust, at
 value. . . . . . . .   $1,659,966  $2,132,183   $421,492     $703,604      $618,824
Receivable from
 portfolio/JHLICO . .           --          --         --           --            --
                        ----------  ----------   --------     --------      --------
Total assets. . . . .    1,659,966   2,132,183    421,492      703,604       618,824
Liabilities
Payable to
 portfolio/JHVLICO. .           --          --         --           --            --
                        ----------  ----------   --------     --------      --------
Total liabilities . .           --          --         --           --            --
                        ----------  ----------   --------     --------      --------
                        $1,659,966  $2,132,183   $421,492     $703,604      $618,824
                        ==========  ==========   ========     ========      ========
Net assets:
In accumulation . . .   $1,659,966  $2,132,183   $421,492     $703,604      $618,824
                        ----------  ----------   --------     --------      --------
Total net assets. . .   $1,659,966  $2,132,183   $421,492     $703,604      $618,824
                        ==========  ==========   ========     ========      ========
Units outstanding . .       33,460      84,932    168,083      146,517        54,887
                        ==========  ==========   ========     ========      ========
Unit value (in
 accumulation). . . .   $    49.61  $    25.10   $   2.51     $   4.80      $  11.27
                        ==========  ==========   ========     ========      ========


                                                          V.A.         V.A
                                          Templeton     Relative    Financial
                                        International    Value      Industries
                                         Subaccount    Subaccount   Subaccount
                                        -------------  ----------  ------------
Assets
Investment in shares of portfolios of:
John Hancock Declaration Trust, at
 value. . . . . . . . . . . . . . . .      $    --      $314,857     $497,342
Outside Trust, at value . . . . . . .       98,334            --           --
Receivable from portfolio/JHLICO. . .           --            --           --
                                           -------      --------     --------
Total assets. . . . . . . . . . . . .       98,334       314,857      497,342
Liabilities
Payable to portfolio/JHVLICO. . . . .           --            --           --
                                           -------      --------     --------
Total liabilities . . . . . . . . . .           --            --           --
                                           -------      --------     --------
                                           $98,334      $314,857     $497,342
                                           =======      ========     ========
Net assets:
In accumulation . . . . . . . . . . .      $98,334      $314,857     $497,342
                                           -------      --------     --------
Total net assets. . . . . . . . . . .      $98,334      $314,857     $497,342
                                           =======      ========     ========
Units outstanding . . . . . . . . . .        5,716        30,818       39,498
                                           =======      ========     ========
Unit value (in accumulation). . . . .      $ 17.20      $  10.22     $  12.59
                                           =======      ========     ========

 See accompanying notes.

                      John Hancock Variable Life Account U

                               December 31, 2002



                           V.A.       Health
                        Strategic    Sciences   Large Cap   Fundamental   Small Cap
                          Income       Fund     Value CORE     Value        Value
                        Subaccount  Subaccount  Subaccount  Subaccount    Subaccount
                        ----------  ----------  ----------  -----------  ------------
Assets
Investment in shares
 of portfolios of:
John Hancock
 Declaration Trust, at
 value. . . . . . . .    $277,302    $     --    $     --   $       --    $       --
John Hancock Variable
 Series Trust I, at
 value. . . . . . . .          --     753,943     452,738    7,196,883     3,077,646
Receivable from
 portfolio/JHLICO . .          49          --          --           --            --
                         --------    --------    --------   ----------    ----------
Total assets. . . . .     277,351     753,943     452,738    7,196,883     3,077,646
Liabilities
Payable to
 portfolio/JHVLICO. .          --          --          --           --            --
                         --------    --------    --------   ----------    ----------
Total liabilities . .          --          --          --           --            --
                         --------    --------    --------   ----------    ----------
                         $277,351    $753,943    $452,738   $7,196,883    $3,077,646
                         ========    ========    ========   ==========    ==========
Net assets:
In accumulation . . .    $277,351    $753,943    $452,738   $7,196,883    $3,077,646
                         --------    --------    --------   ----------    ----------
Total net assets. . .    $277,351    $753,943    $452,738   $7,196,883    $3,077,646
                         ========    ========    ========   ==========    ==========
Units outstanding . .      18,630      96,012      53,380      587,230       195,859
                         ========    ========    ========   ==========    ==========
Unit value (in
 accumulation). . . .    $  14.89    $   7.85    $   8.48   $    12.26    $    15.71
                         ========    ========    ========   ==========    ==========



                         AIM V.I.   MFS Investors  MFS Research   AIM V.I. Capital
                          Growth    Growth Stock      Series        Development
                        Subaccount   Subaccount     Subaccount       Subaccount
                        ----------  -------------  ------------  ------------------
Assets
Investment in shares
 of portfolios of:
Outside Trust, at
 value. . . . . . . .    $167,619     $300,587       $178,476         $64,142
Receivable from
 portfolio/JHLICO . .          --           --             --              --
                         --------     --------       --------         -------
Total assets. . . . .     167,619      300,587        178,476          64,142
Liabilities
Payable to
 portfolio/JHVLICO. .          --           --             --              --
                         --------     --------       --------         -------
Total liabilities . .          --           --             --              --
                         --------     --------       --------         -------
                         $167,619     $300,587       $178,476         $64,142
                         ========     ========       ========         =======
Net assets:
In accumulation . . .    $167,619     $300,587       $178,476         $64,142
                         --------     --------       --------         -------
Total net assets. . .    $167,619     $300,587       $178,476         $64,142
                         ========     ========       ========         =======
Units outstanding . .      11,690       41,622         12,670           8,538
                         ========     ========       ========         =======
Unit value (in
 accumulation). . . .    $  14.34     $   7.22       $  14.09         $  7.51
                         ========     ========       ========         =======

See accompanying notes.

                      John Hancock Variable Life Account U

                               December 31, 2002


                                                                     Fidelity
                                                          CSI         VIP II
                                                         Equity      Overseas
                                                       Subaccount   Subaccount
                                                       ----------  ------------
Assets
Investment in shares of portfolios of:
Outside Trust, at value. . . . . . . . . . . . . . .   $1,915,313    $67,597
Receivable from portfolio/JHVLICO. . . . . . . . . .           --         --
                                                       ----------    -------
Total assets . . . . . . . . . . . . . . . . . . . .    1,915,313     67,597
Liabilities
Payable to portfolio/JHVLICO . . . . . . . . . . . .           --         --
                                                       ----------    -------
Total liabilities. . . . . . . . . . . . . . . . . .           --         --
                                                       ----------    -------
                                                       $1,915,313    $67,597
                                                       ==========    =======
Net assets:
In accumulation. . . . . . . . . . . . . . . . . . .   $1,915,313    $67,597
                                                       ----------    -------
Total net assets . . . . . . . . . . . . . . . . . .   $1,915,313    $67,597
                                                       ==========    =======
Units outstanding. . . . . . . . . . . . . . . . . .      192,881      3,504
                                                       ==========    =======
Unit value (in accumulation) . . . . . . . . . . . .   $     9.93    $ 19.29
                                                       ==========    =======

See accompanying notes.

                      John Hancock Variable Life Account U

                            Statements of Operations

                        For the years ended December 31,


                                                     Large Cap Growth                             Active Bond
                                                        Subaccount                                Subaccount
                                        ------------------------------------------   --------------------------------------
                                            2002           2001           2000          2002          2001          2000
                                        -------------  -------------  -------------  ------------  -----------  -------------
Investment Income:
 Distributions received from net
  investment income of the underlying
  portfolio . . . . . . . . . . . . .   $    307,274   $    215,685   $ 21,798,840   $13,179,657   $14,709,310   $15,313,198
 Interest on policy loans . . . . . .      1,588,443      1,732,312      1,608,804     4,770,547     4,683,009     4,341,054
                                        ------------   ------------   ------------   -----------   -----------   -----------
Total investment income . . . . . . .      1,895,717      1,947,997     23,407,644    17,950,204    19,392,319    19,654,252
Expenses:
 Mortality and expense risk . . . . .        635,299        772,251      1,025,547     1,118,199     1,083,905     1,538,692
                                        ------------   ------------   ------------   -----------   -----------   -----------
Net investment income . . . . . . . .      1,260,418      1,175,746     22,382,097    16,832,005    18,308,414    18,115,560
Realized gains (losses) on
 investments:
 Realized gains (losses) on sale of
  portfolio shares  . . . . . . . . .     (3,483,575)       122,209      6,354,615      (668,042)      254,697       234,368
 Distributions received from realized
  capital gains of the underlying
  portfolio . . . . . . . . . . . . .             --             --             --       706,411            --            --
                                        ------------   ------------   ------------   -----------   -----------   -----------
Realized gains (losses) . . . . . . .     (3,483,575)       122,209      6,354,615        38,369       254,697       234,368
Change in unrealized appreciation
 (depreciation) during the year . . .    (27,948,617)   (24,654,732)   (58,311,265)    4,585,994     2,474,513     7,954,643
                                        ------------   ------------   ------------   -----------   -----------   -----------
Net increase (decrease) in net assets
 resulting from operations. . . . . .   $(30,171,774)  $(23,356,777)  $(29,574,553)  $21,456,368   $21,037,534   $26,304,571
                                        ============   ============   ============   ===========   ===========   ===========

See accompanying notes.

                      John Hancock Variable Life Account U

                        For the years ended December 31,


                                                  International Equity Index                     Small Cap Growth
                                                          Subaccount                                Subaccount
                                            ---------------------------------------   ---------------------------------------
                                               2002          2001          2000          2002          2001           2000
                                            ------------  ------------  ------------  ------------  ------------  --------------
Investment Income:
 Distributions received from net
  investment income of the underlying
  portfolio . . . . . . . . . . . . . . .   $   315,401   $   309,473   $ 1,214,298   $        --   $        --    $ 1,131,699
 Interest on policy loans . . . . . . . .       212,223       225,868       219,642            --            --             --
                                            -----------   -----------   -----------   -----------   -----------    -----------
Total investment income . . . . . . . . .       527,624       535,341     1,433,940            --            --      1,131,699
Expenses:
 Mortality and expense risk . . . . . . .       108,622       124,010       177,404        57,096        62,004         81,409
                                            -----------   -----------   -----------   -----------   -----------    -----------
Net investment income (loss). . . . . . .       419,002       411,331     1,256,536       (57,096)      (62,004)     1,050,290
Realized gains (losses) on investments:
 Realized gains (losses) on sale of
  portfolio shares  . . . . . . . . . . .    (3,683,780)   (1,233,213)      527,088    (3,500,804)   (3,273,803)     2,288,594
 Distributions received from realized
  capital gains of the underlying
  portfolio . . . . . . . . . . . . . . .            --         2,355            --            --            --             --
                                            -----------   -----------   -----------   -----------   -----------    -----------
Realized gains (losses) . . . . . . . . .    (3,683,780)   (1,230,858)      527,088    (3,500,804)   (3,273,803)     2,288,594
Change in unrealized appreciation
 (depreciation) during the year . . . . .       767,757    (3,559,869)   (7,357,143)     (709,719)    1,819,951     (6,989,013)
                                            -----------   -----------   -----------   -----------   -----------    -----------
Net decrease in net assets resulting from
 operations . . . . . . . . . . . . . . .   $(2,497,021)  $(4,379,396)  $(5,573,519)  $(4,267,619)  $(1,515,856)   $(3,650,129)
                                            ===========   ===========   ===========   ===========   ===========    ===========

See accompanying notes.

                      John Hancock Variable Life Account U

                        For the years ended December 31,


                                Global Balanced                        Multi Cap Growth
                                   Subaccount                             Subaccount
                        --------------------------------   ----------------------------------------
                          2002       2001        2000         2002          2001            2000
                        ---------  ----------  ----------  ------------  ------------  ---------------
Investment Income:
 Distributions
  received from net
  investment income of
  the underlying
  portfolio . . . . .   $ 15,563   $  12,566   $  46,847   $        --   $        --    $  3,159,846
 Interest on policy
  loans . . . . . . .         --          --          --            --            --              --
                        --------   ---------   ---------   -----------   -----------    ------------
Total investment
 income . . . . . . .     15,563      12,566      46,847            --            --       3,159,846
Expenses:
 Mortality and expense
  risk. . . . . . . .      5,325       5,525       5,955        70,941        90,412         146,991
                        --------   ---------   ---------   -----------   -----------    ------------
Net investment income
 (loss) . . . . . . .     10,238       7,041      40,892       (70,941)      (90,412)      3,012,855
Realized gains
 (losses) on
 investments:
 Realized gains
  (losses) on sale of
  portfolio shares  .    (59,836)   (109,568)    (15,033)   (9,747,695)   (7,541,959)      3,196,857
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio        --          --          --            --            --              --
                        --------   ---------   ---------   -----------   -----------    ------------
Realized gains
 (losses) . . . . . .    (59,836)   (109,568)    (15,033)   (9,747,695)   (7,541,959)      3,196,857
Change in unrealized
 appreciation
 (depreciation) during
 the year . . . . . .    (24,573)     20,142    (129,800)    3,601,741      (447,654)    (17,335,527)
                        --------   ---------   ---------   -----------   -----------    ------------
Net decrease in net
 assets resulting from
 operations . . . . .   $(74,171)  $ (82,385)  $(103,941)  $(6,216,895)  $(8,080,025)   $(11,125,815)
                        ========   =========   =========   ===========   ===========    ============


                                  Large Cap Value                        Money Market
                                    Subaccount                            Subaccount
                        ------------------------------------  ----------------------------------
                           2002         2001         2000        2002        2001         2000
                        ------------  ----------  ----------  ----------  ----------  ------------
Investment Income:
 Distributions
  received from net
  investment income of
  the underlying
  portfolio . . . . .   $   312,730   $ 190,984   $  566,072  $1,254,397  $2,724,130   $3,772,237
 Interest on policy
  loans . . . . . . .            --          --           --   1,092,672   1,043,435    1,003,512
                        -----------   ---------   ----------  ----------  ----------   ----------
Total investment
 income . . . . . . .       312,730     190,984      566,072   2,347,069   3,767,565    4,775,749
Expenses:
 Mortality and expense
  risk. . . . . . . .        74,992      63,477       62,777     463,973     450,313      420,783
                        -----------   ---------   ----------  ----------  ----------   ----------
Net investment income       237,738     127,507      503,295   1,883,096   3,317,252    4,354,966
Realized gains
 (losses) on
 investments:
 Realized gains
  (losses) on sale of
  portfolio shares  .      (517,347)    215,945      126,864          --          --           --
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio      268,137     207,817           --          --          --           --
                        -----------   ---------   ----------  ----------  ----------   ----------
Realized gains
 (losses) . . . . . .      (249,210)    423,762      126,864          --          --           --
Change in unrealized
 appreciation
 (depreciation) during
 the year . . . . . .    (2,804,440)   (350,171)     660,671          --          --           --
                        -----------   ---------   ----------  ----------  ----------   ----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(2,815,912)  $ 201,098   $1,290,830  $1,883,096  $3,317,252   $4,354,966
                        ===========   =========   ==========  ==========  ==========   ==========

See accompanying notes.

                      John Hancock Variable Life Account U

                        For the years ended December 31,


                                                 Small/Mid Cap Growth                     Real Estate Equity
                                                      Subaccount                              Subaccount
                                         -------------------------------------   -------------------------------------
                                            2002          2001         2000         2002          2001          2000
                                         ------------  -----------  -----------  ------------  -----------  -------------
Investment Income:
 Distributions received from net
  investment income of the underlying
  portfolio. . . . . . . . . . . . . .   $        --   $       --   $1,332,009   $   844,590   $  612,991    $1,252,411
 Interest on policy loans. . . . . . .            --           --           --       208,211      173,091       145,455
                                         -----------   ----------   ----------   -----------   ----------    ----------
Total investment income. . . . . . . .            --           --    1,332,009     1,052,801      786,082     1,397,866
Expenses:
 Mortality and expense risk. . . . . .        70,121       73,257       75,233       111,750       89,641        84,516
                                         -----------   ----------   ----------   -----------   ----------    ----------
Net investment income (loss) . . . . .       (70,121)     (73,257)   1,256,776       941,051      696,441     1,313,350
Realized gains (losses) on investments:
 Realized gains (losses) on sale of
  portfolio shares . . . . . . . . . .    (1,258,976)    (981,468)    (293,946)      (87,516)     556,692      (982,035)
 Distributions received from realized
  capital gains of the underlying
  portfolio. . . . . . . . . . . . . .       148,743           --           --       481,761      474,775            --
                                         -----------   ----------   ----------   -----------   ----------    ----------
Realized gains (losses). . . . . . . .    (1,110,233)    (981,468)    (293,946)      394,245    1,031,467      (982,035)
Change in unrealized appreciation
 (depreciation) during the year. . . .    (2,069,214)   1,362,634       32,687    (1,152,012)    (743,344)    3,101,113
                                         -----------   ----------   ----------   -----------   ----------    ----------
Net increase (decrease) in net assets
 resulting from operations . . . . . .   $(3,249,568)  $  307,909   $  995,517   $   183,284   $  984,564    $3,432,428
                                         ===========   ==========   ==========   ===========   ==========    ==========

See accompanying notes.

                      John Hancock Variable Life Account U

                        For the years ended December 31,


                                                Growth & Income                                   Managed
                                                  Subaccount                                     Subaccount
                                 ---------------------------------------------   ------------------------------------------
                                     2002            2001            2000            2002           2001            2000
                                 --------------  --------------  --------------  -------------  -------------  ---------------
Investment Income:
 Distributions received from
  net investment income of the
  underlying portfolio . . . .   $   4,682,295   $   3,764,101   $ 168,501,199   $  6,051,150   $  7,964,491    $ 43,384,453
 Interest on policy loans. . .      13,800,389      14,623,249      14,341,628      6,094,516      6,348,980       5,738,215
                                 -------------   -------------   -------------   ------------   ------------    ------------
Total investment income. . . .      18,482,684      18,387,350     182,842,827     12,145,666     14,313,471      49,122,668
Expenses:
 Mortality and expense risk. .       2,976,413       3,388,451       6,264,243      2,310,926      2,551,441       2,689,090
                                 -------------   -------------   -------------   ------------   ------------    ------------
Net investment income. . . . .      15,506,271      14,998,899     176,578,584      9,834,740     11,762,030      46,433,578
Realized gains (losses) on
 investments:
 Realized gains (losses) on
  sale of portfolio shares . .      (5,589,186)      7,486,424      29,822,980      1,133,382      5,262,599       6,751,143
 Distributions received from
  realized capital gains of the
  underlying portfolio . . . .              --              --              --             --      1,933,616              --
                                 -------------   -------------   -------------   ------------   ------------    ------------
Realized gains (losses). . . .      (5,589,186)      7,486,424      29,822,980      1,133,382      7,196,215       6,751,143
Change in unrealized
 depreciation during the year.    (160,401,640)   (148,114,482)   (334,928,257)   (56,059,985)   (26,271,548)    (50,083,997)
                                 -------------   -------------   -------------   ------------   ------------    ------------
Net increase (decrease) in net
 assets resulting from
 operations. . . . . . . . . .   $(150,484,555)  $(125,629,159)  $(128,526,693)  $(45,091,863)  $ (7,313,303)   $  3,100,724
                                 =============   =============   =============   ============   ============    ============

See accompanying notes.

                      John Hancock Variable Life Account U

                        For the years ended December 31,

                               Short-Term Bond                  Small Cap Equity
                                 Subaccount                        Subaccount
                        ----------------------------   -----------------------------------
                          2002      2001      2000        2002         2001         2000
                        --------  --------  ---------  ------------  ----------  ------------
Investment Income:
 Distributions
  received from net
  investment income of
  the underlying
  portfolio . . . . .   $180,867  $115,661  $ 67,797   $     9,781   $   2,608    $ 274,220
                        --------  --------  --------   -----------   ---------    ---------
Total investment
 income . . . . . . .    180,867   115,661    67,797         9,781       2,608      274,220
Expenses:
 Mortality and expense
  risk. . . . . . . .     12,633     9,963     6,381        21,949      20,054       26,554
                        --------  --------  --------   -----------   ---------    ---------
Net investment income
 (loss) . . . . . . .    168,234   105,698    61,416       (12,168)    (17,446)     247,666
Realized gains
 (losses) on
 investments:
 Realized gains
  (losses) on sale of
  portfolio shares  .     31,138    13,263   (16,575)     (369,248)   (965,308)    (493,450)
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio     5,231        --        --            --          --           --
                        --------  --------  --------   -----------   ---------    ---------
Realized gains
 (losses) . . . . . .     36,369    13,263   (16,575)     (369,248)   (965,308)    (493,450)
Change in unrealized
 appreciation
 (depreciation) during
 the year . . . . . .     21,049    23,040    35,100    (1,139,672)    833,167     (206,562)
                        --------  --------  --------   -----------   ---------    ---------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $225,652  $142,001  $ 79,941   $(1,521,088)  $(149,587)   $(452,346)
                        ========  ========  ========   ===========   =========    =========

                                              International Opportunities                     Equity Index
                                                      Subaccount                               Subaccount
                                         -------------------------------------   ---------------------------------------
                                           2002         2001          2000          2002          2001           2000
                                         ----------  ------------  ------------  ------------  ------------  --------------
Investment Income:
 Distributions received from net
  investment income of the underlying
  portfolio. . . . . . . . . . . . . .   $  31,860   $    36,326   $   305,866   $   440,618   $   322,638    $ 1,338,163
                                         ---------   -----------   -----------   -----------   -----------    -----------
Total investment income. . . . . . . .      31,860        36,326       305,866       440,618       322,638      1,338,163
Expenses:
 Mortality and expense risk. . . . . .      23,540        25,702        34,912       132,065       145,488        149,460
                                         ---------   -----------   -----------   -----------   -----------    -----------
Net investment income. . . . . . . . .       8,320        10,624       270,954       308,553       177,150      1,188,703
Realized gains (losses) on investments:
 Realized gains (losses) on sale of
  portfolio shares . . . . . . . . . .    (519,721)   (1,827,992)      116,886    (1,570,811)      699,429        946,085
 Distributions received from realized
  capital gains of the underlying
  portfolio. . . . . . . . . . . . . .          --            --            --        38,720       949,581             --
                                         ---------   -----------   -----------   -----------   -----------    -----------
Realized gains (losses). . . . . . . .    (519,721)   (1,827,992)      116,886    (1,532,091)    1,649,010        946,085
Change in unrealized appreciation
 (depreciation) during the year. . . .    (265,923)      631,002    (1,564,313)   (6,970,683)   (5,391,314)    (4,757,606)
                                         ---------   -----------   -----------   -----------   -----------    -----------
Net decrease in net assets resulting
 from operations . . . . . . . . . . .   $(777,324)  $(1,186,366)  $(1,176,473)  $(8,194,221)  $(3,565,154)   $(2,622,818)
                                         =========   ===========   ===========   ===========   ===========    ===========

See accompanying notes.

                      John Hancock Variable Life Account U

                        For the years ended December 31,


                                  Global Bond                 Emerging Markets Equity
                                  Subaccount                        Subaccount
                        ------------------------------   ---------------------------------
                          2002      2001        2000       2002        2001         2000
                        --------  ----------  ---------  ----------  ----------  ------------
Investment Income:
 Distributions
  received from net
  investment income of
  the underlying
  portfolio . . . . .   $139,083  $  91,109   $108,920   $   4,452   $   3,632    $  93,492
                        --------  ---------   --------   ---------   ---------    ---------
Total investment
 income . . . . . . .    139,083     91,109    108,920       4,452       3,632       93,492
Expenses:
 Mortality and expense
  risk. . . . . . . .     14,308     11,401      9,893       8,113       6,658        6,624
                        --------  ---------   --------   ---------   ---------    ---------
Net investment income
 (loss) . . . . . . .    124,775     79,708     99,027      (3,661)     (3,026)      86,868
Realized gains
 (losses) on
 investments:
 Realized gains
  (losses) on sale of
  portfolio shares  .     28,731    (18,675)   (44,965)       (970)   (350,867)    (444,667)
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio    28,516         --         --          --          --           --
                        --------  ---------   --------   ---------   ---------    ---------
Realized gains
 (losses) . . . . . .     57,247    (18,675)   (44,965)       (970)   (350,867)    (444,667)
Change in unrealized
 appreciation
 (depreciation) during
 the year . . . . . .    300,437   (112,702)   134,921    (116,112)    250,077     (303,818)
                        --------  ---------   --------   ---------   ---------    ---------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $482,459  $ (51,669)  $188,983   $(120,743)  $(103,816)   $(661,617)
                        ========  =========   ========   =========   =========    =========


                                 Bond Index                  Small/Mid Cap CORE
                                 Subaccount                      Subaccount
                        ----------------------------   -------------------------------
                          2002      2001      2000       2002        2001        2000
                        --------  ---------  --------  ----------  ---------  -----------
Investment Income:
 Distributions
  received from net
  investment income of
  the underlying
  portfolio . . . . .   $292,920  $110,178   $53,609   $  10,927   $  3,830    $ 17,081
                        --------  --------   -------   ---------   --------    --------
Total investment
 income . . . . . . .    292,920   110,178    53,609      10,927      3,830      17,081
Expenses:
 Mortality and expense
  risk. . . . . . . .     11,745     7,046     4,506       5,732      2,553       1,144
                        --------  --------   -------   ---------   --------    --------
Net investment income    281,175   103,132    49,103       5,195      1,277      15,937
Realized gains
 (losses) on
 investments:
 Realized gains
  (losses) on sale of
  portfolio shares  .     73,316    29,627    (7,112)   (143,875)   (52,457)     10,460
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio    10,975     5,332        --          --         --          --
                        --------  --------   -------   ---------   --------    --------
Realized gains
 (losses) . . . . . .     84,291    34,959    (7,112)   (143,875)   (52,457)     10,460
Change in unrealized
 appreciation
 (depreciation) during
 the year . . . . . .    165,447   (29,500)   49,798    (260,503)    88,695     (24,998)
                        --------  --------   -------   ---------   --------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $530,913  $108,591   $91,789   $(399,183)  $ 37,515    $  1,399
                        ========  ========   =======   =========   ========    ========

See accompanying notes.

                      John Hancock Variable Life Account U

                        For the years ended December 31,


                                High Yield Bond                   Turner CORE Growth
                                   Subaccount                         Subaccount
                        --------------------------------   --------------------------------
                          2002        2001        2000       2002       2001         2000
                        ----------  ----------  ---------  ---------  ----------  ------------
Investment Income:
 Distributions
  received from net
  investment income of
  the underlying
  portfolio . . . . .   $ 195,176   $  78,123   $ 24,017   $    652   $     313    $  55,829
                        ---------   ---------   --------   --------   ---------    ---------
Total investment
 income . . . . . . .     195,176      78,123     24,017        652         313       55,829
Expenses:
 Mortality and expense
  risk. . . . . . . .       6,311       3,321      1,530      1,541       1,894        2,974
                        ---------   ---------   --------   --------   ---------    ---------
Net investment income
 (loss) . . . . . . .     188,865      74,802     22,487       (889)     (1,581)      52,855
Realized gains
 (losses) on
 investments:
 Realized gains
  (losses) on sale of
  portfolio shares  .    (102,271)   (120,786)   (12,103)   (31,689)    (77,189)     102,027
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio         --          --         --         --          --           --
                        ---------   ---------   --------   --------   ---------    ---------
Realized gains
 (losses) . . . . . .    (102,271)   (120,786)   (12,103)   (31,689)    (77,189)     102,027
Change in unrealized
 appreciation
 (depreciation) during
 the year . . . . . .     (86,607)     38,089    (40,003)   (53,031)    (22,334)    (208,949)
                        ---------   ---------   --------   --------   ---------    ---------
Net decrease in net
 assets resulting from
 operations . . . . .   $     (13)  $  (7,895)  $(29,619)  $(85,609)  $(101,104)   $ (54,067)
                        =========   =========   ========   ========   =========    =========


                          Brandes International Equity      Frontier Capital Appreciation
                                   Subaccount                        Subaccount
                        --------------------------------   -------------------------------
                          2002        2001        2000       2002       2001        2000
                        ----------  ----------  ---------  ----------  --------  ------------
Investment Income:
 Distributions
  received from net
  investment income of
  the underlying
  portfolio . . . . .   $   9,626   $   8,474   $ 60,386   $      --   $    --    $ 222,682
                        ---------   ---------   --------   ---------   -------    ---------
Total investment
 income . . . . . . .       9,626       8,474     60,386          --        --      222,682
Expenses:
 Mortality and expense
  risk. . . . . . . .       4,415       3,484      3,755       5,008     4,417        5,316
                        ---------   ---------   --------   ---------   -------    ---------
Net investment income
 (loss) . . . . . . .       5,211       4,990     56,631      (5,008)   (4,417)     217,366
Realized gains
 (losses) on
 investments:
 Realized gains
  (losses) on sale of
  portfolio shares  .     (52,147)     79,134     20,196    (151,692)   18,292      142,388
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio     23,581      25,191         --          --     6,709           --
                        ---------   ---------   --------   ---------   -------    ---------
Realized gains
 (losses) . . . . . .     (28,566)    104,325     20,196    (151,692)   25,001      142,388
Change in unrealized
 depreciation during
 the year . . . . . .    (102,502)   (189,182)   (44,043)   (147,127)   (8,462)    (339,964)
                        ---------   ---------   --------   ---------   -------    ---------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(125,857)  $ (79,867)  $ 32,784   $(303,827)  $12,122    $  19,790
                        =========   =========   ========   =========   =======    =========

See accompanying notes.

                      John Hancock Variable Life Account U

                  For the years and periods ended December 31,


                         Clifton Enhanced US Equity     Large Cap Aggressive Growth
                                 Subaccount                     Subaccount
                        ----------------------------   ------------------------------
                          2002      2001      2000       2002        2001       2000*
                        ---------  --------  --------  ----------  ---------  -------
Investment Income:
 Distributions
  received from net
  investment income of
  the underlying
  portfolio . . . . .   $  5,532   $ 2,353   $ 2,267   $     --    $    --     $ 104
                        --------   -------   -------   --------    -------     -----
Total investment
 income . . . . . . .      5,532     2,353     2,267         --         --       104
Expenses:
 Mortality and expense
  risk. . . . . . . .        761       290       103         --         --        --
                        --------   -------   -------   --------    -------     -----
Net investment income      4,771     2,063     2,164         --         --       104
Realized losses on
 investments:
 Realized losses on
  sale of portfolio
  shares  . . . . . .     (7,342)   (1,090)     (203)   (15,625)    (8,961)     (105)
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio        --        --        --         --         --        --
                        --------   -------   -------   --------    -------     -----
Realized losses . . .     (7,342)   (1,090)     (203)   (15,625)    (8,961)     (105)
Change in unrealized
 appreciation
 (depreciation) during
 the year or period .    (42,474)   (8,459)   (3,480)   (74,021)     2,871        18
                        --------   -------   -------   --------    -------     -----
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(45,045)  $(7,486)  $(1,519)  $(89,646)   $(6,090)    $  17
                        ========   =======   =======   ========    =======     =====


                              Fundamental Growth           AIM V.I. Premier Equity
                                  Subaccount                      Subaccount
                        ------------------------------   -----------------------------
                          2002        2001      2000*      2002        2001      2000*
                        ----------  ---------  --------  ----------  ---------  ------
Investment Income:
 Distributions
  received from net
  investment income of
  the underlying
  portfolio . . . . .   $      --   $     --   $ 9,207   $   4,994   $  1,133    $ 550
                        ---------   --------   -------   ---------   --------    -----
Total investment
 income . . . . . . .          --         --     9,207       4,994      1,133      550
Expenses:
 Mortality and expense
  risk. . . . . . . .          --         --        --          --         --       --
                        ---------   --------   -------   ---------   --------    -----
Net investment income          --         --     9,207       4,994      1,133      550
Realized losses on
 investments:
 Realized losses on
  sale of portfolio
  shares  . . . . . .     (46,571)   (49,628)      (20)    (71,716)   (18,474)      (7)
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio         --         --        --          --     17,192       --
                        ---------   --------   -------   ---------   --------    -----
Realized losses . . .     (46,571)   (49,628)      (20)    (71,716)    (1,282)      (7)
Change in unrealized
 depreciation during
 the year or period .     (73,130)   (10,636)   (8,739)   (357,636)   (19,270)    (709)
                        ---------   --------   -------   ---------   --------    -----
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(119,701)  $(60,264)  $   448   $(424,358)  $(19,419)   $(166)
                        =========   ========   =======   =========   ========    =====

* From commencement of operations (refer to footnote b in notes to financial statements #5)

See accompanying notes.

                      John Hancock Variable Life Account U

                  For the years and periods ended December 31,


                             Fidelity VIP Growth          Fidelity VIP Contrafund
                                  Subaccount                     Subaccount
                        ------------------------------   ----------------------------
                          2002        2001      2000*      2002       2001      2000*
                        ----------  ---------  --------  ----------  --------  ------
Investment Income:
 Distributions
  received from net
  investment income of
  the underlying
  portfolio . . . . .   $   1,842   $     --   $    --   $   7,823   $   299    $ --
                        ---------   --------   -------   ---------   -------    ----
Total investment
 income . . . . . . .       1,842         --        --       7,823       299      --
Expenses:
 Mortality and expense
  risk. . . . . . . .          --         --        --          --        --      --
                        ---------   --------   -------   ---------   -------    ----
Net investment income       1,842         --        --       7,823       299      --
Realized gains
 (losses) on
 investments:
 Realized losses on
  sale of portfolio
  shares  . . . . . .    (105,965)   (33,084)      (20)    (19,415)   (5,468)    (10)
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio         --     10,290        --          --     1,195      --
                        ---------   --------   -------   ---------   -------    ----
Realized losses . . .    (105,965)   (22,794)      (20)    (19,415)   (4,273)    (10)
Change in unrealized
 appreciation
 (depreciation) during
 the year or period .    (464,001)    (2,000)   (1,647)   (166,387)   17,286      60
                        ---------   --------   -------   ---------   -------    ----
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(568,124)  $(24,794)  $(1,667)  $(177,979)  $13,312    $ 50
                        =========   ========   =======   =========   =======    ====


                        Janus Aspen Global Technology     Janus Aspen Worldwide Growth
                                  Subaccount                       Subaccount
                        ------------------------------   -------------------------------
                          2002        2001      2000*      2002        2001       2000*
                        ----------  ---------  --------  ----------  ---------  --------
Investment Income:
 Distributions
  received from net
  investment income of
  the underlying
  portfolio . . . . .   $      --   $    978   $   161   $   4,234   $    721    $    11
                        ---------   --------   -------   ---------   --------    -------
Total investment
 income . . . . . . .          --        978       161       4,234        721         11
Expenses:
 Mortality and expense
  risk. . . . . . . .          --         --        --          --         --         --
                        ---------   --------   -------   ---------   --------    -------
Net investment income
 (loss) . . . . . . .          --        978       161       4,234        721         11
Realized gains
 (losses) on
 investments:
 Realized losses on
  sale of portfolio
  shares  . . . . . .     (39,025)   (13,100)     (328)    (46,285)    (6,832)      (303)
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio         --         --        --          --         --         --
                        ---------   --------   -------   ---------   --------    -------
Realized losses . . .     (39,025)   (13,100)     (328)    (46,285)    (6,832)      (303)
Change in unrealized
 depreciation during
 the year or period .    (156,346)   (26,650)   (2,171)   (140,520)   (24,118)    (1,596)
                        ---------   --------   -------   ---------   --------    -------
Net decrease in net
 assets resulting from
 operations . . . . .   $(195,371)  $(38,772)  $(2,338)  $(182,571)  $(30,229)   $(1,888)
                        =========   ========   =======   =========   ========    =======

* From commencement of operations (refer to footnote b in notes to financial statements #5)

See accompanying notes.

                      John Hancock Variable Life Account U

                  For the years and periods ended December 31,


                         MFS New Discovery Series      Templeton International
                                Subaccount                    Subaccount
                        ---------------------------   ----------------------------
                          2002       2001     2000*     2002       2001      2000*
                        ----------  --------  ------  ---------  ---------  ------
Investment Income:
 Distributions
  received from net
  investment income of
  the underlying
  portfolio . . . . .   $      --   $ 4,478   $   1   $  1,465   $  2,295    $ --
                        ---------   -------   -----   --------   --------    ----
Total investment
 income . . . . . . .          --     4,478       1      1,465      2,295      --
Expenses:
 Mortality and expense
  risk. . . . . . . .          --        --      --         --         --       1
                        ---------   -------   -----   --------   --------    ----
Net investment income
 (loss) . . . . . . .          --     4,478       1      1,465      2,295      (1)
Realized gains
 (losses) on
 investments:
 Realized losses on
  sale of portfolio
  shares  . . . . . .     (18,145)   (9,060)   (365)   (19,037)    (4,254)     --
 Distributions
  received from
  realized capital
  gains of the
  underlying portfolio         --       177      --         --     18,052      --
                        ---------   -------   -----   --------   --------    ----
Realized gains
 (losses) . . . . . .     (18,145)   (8,883)   (365)   (19,037)    13,798      --
Change in unrealized
 appreciation
 (depreciation) during
 the year or period .    (188,684)   18,620     (51)     6,539    (25,301)    298
                        ---------   -------   -----   --------   --------    ----
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(206,829)  $14,215   $(415)  $(11,033)  $ (9,208)   $297
                        =========   =======   =====   ========   ========    ====


                             V.A. Relative Value   V.A. Financial Industries
                                 Subaccount               Subaccount
                             ------------          --------------------------
                               2002       2001*        2002          2001*
                             ----------  --------  -------------  -----------
Investment Income:
 Distributions received
  from net investment
  income of the underlying
  portfolio. . . . . . . .   $   2,026   $   153     $  5,412        $  873
                             ---------   -------     --------        ------
Total investment income. .       2,026       153        5,412           873
Expenses:
 Mortality and expense risk         --        --           --            --
                             ---------   -------     --------        ------
Net investment income. . .       2,026       153        5,412           873
Realized gains (losses) on
 investments:
 Realized losses on sale of
  portfolio shares . . . .     (14,558)   (6,956)     (19,341)         (310)
 Distributions received
  from realized capital
  gains of the underlying
  portfolio. . . . . . . .         921    13,135           --         4,784
                             ---------   -------     --------        ------
Realized gains (losses). .     (13,637)    6,179      (19,341)        4,474
Change in unrealized
 appreciation
 (depreciation) during the
 year or period. . . . . .    (152,654)   22,699      (70,398)         (697)
                             ---------   -------     --------        ------
Net increase (decrease) in
 net assets resulting from
 operations. . . . . . . .   $(164,265)  $29,031     $(84,327)       $4,650
                             =========   =======     ========        ======

* From commencement of operations (refer to footnote b in notes to financial statements #5)

See accompanying notes.

                      John Hancock Variable Life Account U

                  For the years and periods ended December 31,


                                V.A. Strategic Income   Health Sciences Fund
                                     Subaccount              Subaccount
                                ----------------------  ---------------------
                                   2002        2001*       2002        2001*
                                -----------  ---------  -----------  --------
Investment Income:
 Distributions received from
  net investment income of the
  underlying portfolio. . . .    $ 8,811      $ 764      $  1,833      $  --
                                 -------      -----      --------      -----
Total investment income . . .      8,811        764         1,833         --
Expenses:
 Mortality and expense risk .         --         --            --         --
                                 -------      -----      --------      -----
Net investment income . . . .      8,811        764         1,833         --
Realized gains (losses) on
 investments:
 Realized losses on sale of
  portfolio shares  . . . . .       (474)        (5)      (14,793)       (88)
 Distributions received from
  realized capital gains of
  the underlying portfolio. .         --         --            --         --
                                 -------      -----      --------      -----
Realized losses . . . . . . .       (474)        (5)      (14,793)       (88)
Change in unrealized
 appreciation (depreciation)
 during the year or period. .      5,115       (339)      (83,509)      (465)
                                 -------      -----      --------      -----
Net increase (decrease) in net
 assets resulting from
 operations . . . . . . . . .    $13,452      $ 420      $(96,469)     $(553)
                                 =======      =====      ========      =====

                                Large Cap Value CORE     Fundamental Value
                                     Subaccount              Subaccount
                                ---------------------   ----------------------
                                   2002       2001*        2002         2001*
                                -----------  ---------  ------------  --------
Investment Income:
 Distributions received from
  net investment income of the
  underlying portfolio. . . .    $  4,502     $  149    $    96,682    $ 1,928
                                 --------     ------    -----------    -------
Total investment income . . .       4,502        149         96,682      1,928
Expenses:
 Mortality and expense risk .          --         --         37,385      1,319
                                 --------     ------    -----------    -------
Net investment income . . . .       4,502        149         59,297        609
Realized gains (losses) on
 investments:
 Realized gains (losses) on
  sale of portfolio shares  .     (18,489)      (115)      (494,204)     1,675
 Distributions received from
  realized capital gains of
  the underlying portfolio. .          --         --             --         --
                                 --------     ------    -----------    -------
Realized gains (losses) . . .     (18,489)      (115)      (494,204)     1,675
Change in unrealized
 appreciation (depreciation)
 during the year or period. .     (57,898)     2,071     (1,146,562)    48,877
                                 --------     ------    -----------    -------
Net increase (decrease) in net
 assets resulting from
 operations . . . . . . . . .    $(71,885)    $2,105    $(1,581,469)   $51,161
                                 ========     ======    ===========    =======

* From commencement of operations (refer to footnote b in notes to financial statements #5)

See accompanying notes.

                      John Hancock Variable Life Account U

                  For the years and periods ended December 31,


                                      Small Cap Value       AIM V.I. Growth
                                         Subaccount           Subaccount
                                    --------------------   ------------------
                                      2002       2001*       2002      2001*
                                    ----------  ---------  ---------  -------
Investment Income:
 Distributions received from net
  investment income of the
  underlying portfolio. . . . . .   $  17,242   $  3,485   $     --    $  306
                                    ---------   --------   --------    ------
Total investment income . . . . .      17,242      3,485         --       306
Expenses:
 Mortality and expense risk . . .          --         --         --        --
                                    ---------   --------   --------    ------
Net investment income . . . . . .      17,242      3,485         --       306
Realized gains (losses) on
 investments:
 Realized gains (losses) on sale
  of portfolio shares . . . . . .       2,272    (10,861)    (5,706)     (465)
 Distributions received from
  realized capital gains of the
  underlying portfolio. . . . . .      59,349      6,328         --        --
                                    ---------   --------   --------    ------
Realized gains (losses) . . . . .      61,621     (4,533)    (5,706)     (465)
Change in unrealized appreciation
 (depreciation) during the year or
 period . . . . . . . . . . . . .    (336,861)    81,499    (51,342)    3,097
                                    ---------   --------   --------    ------
Net increase (decrease) in net
 assets resulting from operations   $(257,998)  $ 80,451   $(57,048)   $2,938
                                    =========   ========   ========    ======

                            MFS Investors Growth Stock   MFS Research Series
                                    Subaccount               Subaccount
                            ---------------------------  ---------------------
                                2002          2001*        2002        2001*
                            -------------  ------------  ----------  ---------
Investment Income:
 Distributions received
  from net investment
  income of the underlying
  portfolio . . . . . . .     $     --       $    --     $    278     $   --
                              --------       -------     --------     ------
Total investment income .           --            --          278         --
Expenses:
 Mortality and expense
  risk. . . . . . . . . .           --            --           --         --
                              --------       -------     --------     ------
Net investment income
 (loss) . . . . . . . . .           --            --          278         --
Realized gains (losses) on
 investments:
 Realized losses on sale
  of portfolio shares . .       (9,532)       (3,728)      (6,041)      (249)
 Distributions received
  from realized capital
  gains of the underlying
  portfolio . . . . . . .           --            --           --         --
                              --------       -------     --------     ------
Realized losses . . . . .       (9,532)       (3,728)      (6,041)      (249)
Change in unrealized
 appreciation
 (depreciation) during the
 year or period . . . . .      (41,640)        1,135      (25,716)     5,412
                              --------       -------     --------     ------
Net increase (decrease) in
 net assets resulting from
 operations . . . . . . .     $(51,172)      $(2,593)    $(31,479)    $5,163
                              ========       =======     ========     ======

* From commencement of operations (refer to footnote b in notes to financial statements #5)

See accompanying notes.

                      John Hancock Variable Life Account U

                       For the periods ended December 31,


                                  AIM VI Capital     CSI       Fidelity VIP II
                                   Development      Equity        Overseas
                                    Subaccount    Subaccount     Subaccount
                                  --------------  ----------  -----------------
                                      2002*         2002*           2002*
                                  --------------  ----------  -----------------
Investment Income:
 Distributions received from net
  investment income of the
  underlying portfolio. . . . .       $  --       $     --        $    --
                                      -----       --------        -------
Total investment income . . . .          --             --             --
Expenses:
 Mortality and expense risk . .          --             --             --
                                      -----       --------        -------
Net investment income (loss). .          --             --             --
Realized gains (losses) on
 investments:
 Realized losses on sale of
  portfolio shares  . . . . . .        (103)          (118)          (595)
 Distributions received from
  realized capital gains of the
  underlying portfolio. . . . .          --             --             --
                                      -----       --------        -------
Realized losses . . . . . . . .        (103)          (118)          (595)
Change in unrealized
 depreciation during the period        (690)       (27,222)        (2,573)
                                      -----       --------        -------
Net decrease in net assets
 resulting from operations. . .       $(793)      $(27,340)       $(3,168)
                                      =====       ========        =======

* From commencement of operations (refer to footnote b in notes to financial statements #5)

See accompanying notes.

                      John Hancock Variable Life Account U

                      Statements of Changes in Net Assets

                        For the years ended December 31,



                                                     Large Cap Growth                               Active Bond
                                                        Subaccount                                   Subaccount
                                        ------------------------------------------   -------------------------------------------
                                            2002           2001           2000           2002           2001            2000
                                        -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income. . . . . . . .   $  1,260,418   $  1,175,746   $ 22,382,097   $ 17,538,416   $ 18,308,414    $ 18,115,560
 Realized gains (losses). . . . . . .     (3,483,575)       122,209      6,354,615       (668,042)       254,607         234,368
 Change in unrealized appreciation
  (depreciation) during the year. . .    (27,948,617)   (24,654,732)   (58,311,265)     4,585,994      2,474,513       7,954,643
                                        ------------   ------------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from operations. . . . . .    (30,171,774)   (23,356,777)   (29,574,553)    21,456,368     21,037,534      26,304,571
                                        ------------   ------------   ------------   ------------   ------------    ------------
Policy transactions:
 Net premiums from policyholders and
  transfers for policy loans. . . . .     23,452,413     24,842,494     54,787,090     31,479,404     31,043,450      24,388,007
 Transfers to policyholders for
  benefits, termination and policy
  loans . . . . . . . . . . . . . . .    (24,075,886)   (29,107,968)   (45,234,118)   (40,613,566)   (34,543,198)    (50,304,465)
 Net change in policy loans . . . . .     (1,896,490)     1,243,595      4,132,563      2,570,684     (2,632,764)      2,979,088
                                        ------------   ------------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from policy transactions .     (2,519,963)    (3,021,879)    13,685,535     (6,563,478)    (6,132,512)    (22,937,370)
                                        ------------   ------------   ------------   ------------   ------------    ------------
Total increase (decrease) in net
 assets . . . . . . . . . . . . . . .    (32,691,737)   (26,378,656)   (15,889,018)    14,892,890     14,905,022       3,367,201
Net assets at beginning of year . . .    134,794,658    161,173,314    177,062,332    311,393,022    296,488,000     293,120,799
                                        ------------   ------------   ------------   ------------   ------------    ------------
Net assets at end of year . . . . . .   $102,102,921   $134,794,658   $161,173,314   $326,285,912   $311,393,022    $296,488,000
                                        ============   ============   ============   ============   ============    ============

                                          International Equity Index
                                                  Subaccount
                                   ------------------------------------------
                                       2002          2001            2000
                                   -------------  ------------  -------------
Increase (decrease) in net assets
 from operations:
 Net investment income . . . . .   $    419,002   $   411,331    $  1,256,536
 Realized gains (losses) . . . .     (3,683,780)   (1,230,858)        527,088
 Change in unrealized
  appreciation (depreciation)
  during the year. . . . . . . .        767,757    (3,559,869)     (7,357,143)
                                   ------------   -----------    ------------
Net decrease in net assets
 resulting from operations . . .     (2,497,021)   (4,379,396)     (5,573,519)
                                   ------------   -----------    ------------
Policy transactions:
 Net premiums from policyholders
  and transfers for policy loans     22,382,912     6,546,143      16,151,560
 Transfers to policyholders for
  benefits, termination and
  policy loans . . . . . . . . .    (21,870,763)   (6,786,942)    (17,604,169)
 Net change in policy loans. . .       (107,925)       80,805         268,427
                                   ------------   -----------    ------------
Net increase (decrease) in net
 assets resulting from policy
 transactions. . . . . . . . . .        404,224      (159,994)     (1,184,182)
                                   ------------   -----------    ------------
Total decrease in net assets . .     (2,092,797)   (4,539,390)     (6,757,701)
Net assets at beginning of year.     20,601,948    25,141,338      31,899,039
                                   ------------   -----------    ------------
Net assets at end of year. . . .   $ 18,509,151   $20,601,948    $ 25,141,338
                                   ============   ===========    ============

See accompanying notes.

                      John Hancock Variable Life Account U

                        For the years ended December 31,



                                                              Small Cap Growth                         Global Balanced
                                                                 Subaccount                              Subaccount
                                                  ----------------------------------------   ------------------------------------
                                                     2002          2001           2000          2002        2001          2000
                                                  ------------  ------------  -------------  -----------  ----------  -----------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . . . . . .   $   (57,096)  $   (62,004)  $  1,050,290   $   10,238   $   7,041    $   40,892
 Realized gains (losses). . . . . . . . . . . .    (3,500,804)   (3,273,803)     2,288,594      (59,836)   (109,568)      (15,033)
 Change in unrealized appreciation
  (depreciation) during the year. . . . . . . .      (709,719)    1,819,951     (6,989,013)     (24,573)     20,142      (129,800)
                                                  -----------   -----------   ------------   ----------   ---------    ----------
Net decrease in net assets resulting from
 operations . . . . . . . . . . . . . . . . . .    (4,267,619)   (1,515,856)    (3,650,129)     (74,171)    (82,385)     (103,941)
                                                  -----------   -----------   ------------   ----------   ---------    ----------
Policy transactions:
 Net premiums from policyholders and transfers
  for policy loans. . . . . . . . . . . . . . .    10,054,120    11,047,516     16,581,395      977,704     650,807       308,810
 Transfers to policyholders for benefits,
  termination and policy loans. . . . . . . . .    (8,170,444)   (8,179,056)   (12,139,157)    (450,600)   (553,161)     (397,631)
                                                  -----------   -----------   ------------   ----------   ---------    ----------
Net increase (decrease) in net assets resulting
 from policy transactions . . . . . . . . . . .     1,883,676     2,868,460      4,442,238      527,104      97,646       (88,821)
                                                  -----------   -----------   ------------   ----------   ---------    ----------
Total increase (decrease) in net assets . . . .    (2,383,943)    1,352,604        792,109      452,933      15,261      (192,762)
Net assets at beginning of year . . . . . . . .    12,970,291    11,617,687     10,825,578      999,731     984,470     1,177,232
                                                  -----------   -----------   ------------   ----------   ---------    ----------
Net assets at end of year . . . . . . . . . . .   $10,586,348   $12,970,291   $ 11,617,687   $1,452,664   $ 999,731    $  984,470
                                                  ===========   ===========   ============   ==========   =========    ==========

                                               Multi Cap Growth
                                                  Subaccount
                                  -------------------------------------------
                                      2002           2001            2000
                                  -------------  -------------  -------------
Increase (decrease) in net
 assets from operations:
 Net investment income (loss) .   $    (70,941)  $    (90,412)   $  3,012,855
 Realized gains (losses). . . .     (9,747,695)    (7,541,959)      3,196,857
 Change in unrealized
  appreciation (depreciation)
  during the year . . . . . . .      3,601,741       (447,654)    (17,335,527)
                                  ------------   ------------    ------------
Net decrease in net assets
 resulting from operations. . .     (6,216,895)    (8,080,025)    (11,125,815)
                                  ------------   ------------    ------------
Policy transactions:
 Net premiums from policyholders
  and transfers for policy loans    13,325,032     19,009,136      24,005,539
 Transfers to policyholders for
  benefits, termination and
  policy loans. . . . . . . . .    (10,599,269)   (12,498,215)    (14,258,423)
                                  ------------   ------------    ------------
Net increase in net assets
 resulting from policy
 transactions . . . . . . . . .      2,725,763      6,510,921       9,747,116
                                  ------------   ------------    ------------
Total decrease in net assets. .     (3,491,132)    (1,569,104)     (1,378,699)
Net assets at beginning of year     17,904,452     19,473,556      20,852,255
                                  ------------   ------------    ------------
Net assets at end of year . . .   $ 14,413,320   $ 17,904,452    $ 19,473,556
                                  ============   ============    ============

See accompanying notes.

                      John Hancock Variable Life Account U

                        For the years ended December 31,



                                                     Large Cap Value                                Money Market
                                                        Subaccount                                   Subaccount
                                         ----------------------------------------   ---------------------------------------------
                                            2002           2001          2000           2002            2001             2000
                                         ------------  -------------  ------------  --------------  --------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . .   $   505,875   $    127,507   $   503,295   $   1,883,096   $   3,317,252    $  4,354,966
 Realized gains (losses) . . . . . . .      (517,347)       423,762       126,864              --              --              --
 Change in unrealized appreciation
  (depreciation) during the year . . .    (2,804,440)      (350,171)      660,671              --              --              --
                                         -----------   ------------   -----------   -------------   -------------    ------------
Net increase (decrease) in net assets
 resulting from operations . . . . . .    (2,815,912)       201,098     1,290,830       1,883,096       3,317,252       4,354,966
                                         -----------   ------------   -----------   -------------   -------------    ------------
Policy transactions:
 Net premiums from policyholders and
  transfers for policy loans . . . . .    14,632,583     19,479,666     8,255,210     217,366,454     172,249,381      88,021,053
 Transfers to policyholders for
  benefits, termination and policy
  loans. . . . . . . . . . . . . . . .    (9,278,935)   (13,063,494)   (9,001,071)   (206,141,341)   (159,566,884)    (88,733,326)
 Net change in policy loans. . . . . .            --             --            --       1,020,525        (724,780)        110,539
                                         -----------   ------------   -----------   -------------   -------------    ------------
Net increase (decrease) in net assets
 resulting from policy transactions. .     5,353,648      6,416,172      (745,861)     12,245,638      11,957,717        (601,734)
                                         -----------   ------------   -----------   -------------   -------------    ------------
Total increase in net assets . . . . .     2,537,736      6,617,270       544,969      14,128,734      15,274,969       3,753,232
Net assets at beginning of year. . . .    16,715,532     10,098,262     9,553,293      95,666,842      80,391,873      76,638,641
                                         -----------   ------------   -----------   -------------   -------------    ------------
Net assets at end of year. . . . . . .   $19,253,268   $ 16,715,532   $10,098,262   $ 109,795,576   $  95,666,842    $ 80,391,873
                                         ===========   ============   ===========   =============   =============    ============

See accompanying notes.

                      John Hancock Variable Life Account U

                        For the years ended December 31,



                                                     Small/Mid Cap Growth                         Real Estate Equity
                                                          Subaccount                                  Subaccount
                                            ---------------------------------------   -------------------------------------------
                                               2002          2001          2000           2002           2001            2000
                                            ------------  ------------  ------------  -------------  -------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . . .   $    78,622   $   (73,257)  $ 1,256,776   $  1,422,812   $    696,441    $  1,313,350
 Realized gains (losses). . . . . . . . .    (1,258,976)     (981,468)     (293,946)       (87,516)     1,031,467        (982,035)
 Change in unrealized appreciation
  (depreciation) during the year. . . . .    (2,069,214)    1,362,634        32,687     (1,152,012)      (743,344)      3,101,113
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from operations. . . . . . . .    (3,249,568)      307,909       995,517        183,284        984,564       3,432,428
                                            -----------   -----------   -----------   ------------   ------------    ------------
Policy transactions:
 Net premiums from policyholders and
  transfers for policy loans. . . . . . .     8,373,557     7,279,254     4,357,085     15,518,881     16,758,790       9,280,044
 Transfers to policyholders for benefits,
  termination and policy loans. . . . . .    (7,258,041)   (6,151,260)   (4,910,148)   (12,833,871)   (14,240,037)    (11,124,908)
 Net change in policy loans . . . . . . .            --            --            --        601,812       (106,683)        492,770
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from policy transactions . . .     1,115,516     1,127,994      (553,063)     3,286,822      2,412,070      (1,352,094)
                                            -----------   -----------   -----------   ------------   ------------    ------------
Total increase (decrease) in net assets .    (2,134,052)    1,435,903       442,454      3,470,106      3,396,634       2,080,334
Net assets at beginning of year . . . . .    14,287,930    12,852,027    12,409,573     18,855,440     15,458,806      13,378,472
                                            -----------   -----------   -----------   ------------   ------------    ------------
Net assets at end of year . . . . . . . .   $12,153,878   $14,287,930   $12,852,027   $ 22,325,546   $ 18,855,440    $ 15,458,806
                                            ===========   ===========   ===========   ============   ============    ============

See accompanying notes.

                      John Hancock Variable Life Account U

                        For the years ended December 31,

                                                    Growth & Income                                    Managed
                                                      Subaccount                                      Subaccount
                                    -----------------------------------------------   -------------------------------------------
                                        2002             2001             2000            2002           2001            2000
                                    --------------  ---------------  ---------------  -------------  -------------  -------------
Increase (decrease) in net assets
 from operations:
 Net investment income. . . . . .   $  15,506,271   $   14,998,899   $  176,578,584   $  9,834,740   $ 11,762,030    $ 46,433,578
 Realized gains (losses). . . . .      (5,589,186)       7,486,424       29,822,980      1,133,382      7,196,215       6,751,143
 Change in unrealized depreciation
  during the year . . . . . . . .    (160,401,640)    (148,114,482)    (334,928,257)   (56,059,985)   (26,271,548)    (50,083,997)
                                    -------------   --------------   --------------   ------------   ------------    ------------
Net increase (decrease) in net
 assets resulting from operations    (150,484,555)    (125,629,159)    (128,526,693)   (45,091,863)    (7,313,303)      3,100,724
                                    -------------   --------------   --------------   ------------   ------------    ------------
Policy transactions:
 Net premiums from policyholders
  and transfers for policy loans.      79,558,957       68,546,265       88,999,014     51,737,120     50,611,942      40,693,833
 Transfers to policyholders for
  benefits, termination and policy
  loans . . . . . . . . . . . . .    (105,521,402)    (117,945,932)    (150,673,591)   (61,520,740)   (59,147,863)    (65,528,220)
 Net change in policy loans . . .      (8,820,629)       5,352,327        8,156,702     (3,542,972)    (6,889,706)      3,281,229
                                    -------------   --------------   --------------   ------------   ------------    ------------
Net decrease in net assets
 resulting from policy
 transactions . . . . . . . . . .     (34,783,074)     (44,047,340)     (53,517,875)   (13,326,592)   (15,425,627)    (21,553,158)
                                    -------------   --------------   --------------   ------------   ------------    ------------
Total decrease in net assets. . .    (185,267,629)    (169,676,499)    (182,044,568)   (58,418,455)   (22,738,930)    (18,452,434)
Net assets at beginning of year .     927,018,487    1,096,694,986    1,278,739,554    458,881,386    481,620,316     500,072,750
                                    -------------   --------------   --------------   ------------   ------------    ------------
Net assets at end of year . . . .   $ 741,750,858   $  927,018,487   $1,096,694,986   $400,462,931   $458,881,386    $481,620,316
                                    =============   ==============   ==============   ============   ============    ============

See accompanying notes.

                      John Hancock Variable Life Account U

                        For the years ended December 31,



                                                           Short-Term Bond                          Small Cap Equity
                                                              Subaccount                               Subaccount
                                                --------------------------------------   ----------------------------------------
                                                   2002          2001          2000         2002          2001           2000
                                                ------------  ------------  -----------  ------------  ------------  ------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . . . . .   $   173,465   $   105,698   $   61,416   $   (12,168)  $   (17,446)   $   247,666
 Realized gains (losses). . . . . . . . . . .        31,138        13,263      (16,575)     (369,248)     (965,308)      (493,450)
 Change in unrealized appreciation
  (depreciation) during the year. . . . . . .        21,049        23,040       35,100    (1,139,672)      833,167       (206,562)
                                                -----------   -----------   ----------   -----------   -----------    -----------
Net increase (decrease) in net assets
 resulting from operations. . . . . . . . . .       225,652       142,001       79,941    (1,521,088)     (149,587)      (452,346)
                                                -----------   -----------   ----------   -----------   -----------    -----------
Policy transactions:
 Net premiums from policyholders and transfers
  for policy loans. . . . . . . . . . . . . .     5,440,787     2,763,151      803,554     7,880,585     6,336,087      3,192,940
 Transfers to policyholders for benefits,
  termination and policy loans. . . . . . . .    (3,485,770)   (1,264,860)    (503,216)   (6,011,200)   (5,249,414)    (3,573,614)
                                                -----------   -----------   ----------   -----------   -----------    -----------
Net increase (decrease) in net assets
 resulting from policy transactions . . . . .     1,955,017     1,498,291      300,338     1,869,385     1,086,673       (380,674)
                                                -----------   -----------   ----------   -----------   -----------    -----------
Total increase (decrease) in net assets . . .     2,180,669     1,640,292      380,279       348,297       937,086       (833,020)
Net assets at beginning of year . . . . . . .     3,150,054     1,509,762    1,129,483     4,215,482     3,278,396      4,111,416
                                                -----------   -----------   ----------   -----------   -----------    -----------
Net assets at end of year . . . . . . . . . .   $ 5,330,723   $ 3,150,054   $1,509,762   $ 4,563,779   $ 4,215,482    $ 3,278,396
                                                ===========   ===========   ==========   ===========   ===========    ===========

See accompanying notes.

                      John Hancock Variable Life Account U

                        For the years ended December 31,



                                              International Opportunities Subaccount
                                            -------------------------------------------
                                                2002           2001           2000
                                            -------------  -------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income. . . . . . . . . .   $      8,320   $     10,624   $    270,954
 Realized gains (losses). . . . . . . . .       (519,721)    (1,827,992)       116,886
 Change in unrealized appreciation
  (depreciation) during the year. . . . .       (265,923)       631,002     (1,564,313)
                                            ------------   ------------   ------------
Net decrease in net assets resulting from
 operations . . . . . . . . . . . . . . .       (777,324)    (1,186,366)    (1,176,473)
                                            ------------   ------------   ------------
Policy transactions:
 Net premiums from policyholders and
  transfers for policy loans. . . . . . .     22,854,555     22,978,410     12,173,743
 Transfers to policyholders for benefits,
  termination and policy loans. . . . . .    (22,371,188)   (21,913,599)   (11,382,965)
                                            ------------   ------------   ------------
Net increase in net assets resulting from
 policy transactions. . . . . . . . . . .        483,367      1,064,811        790,778
                                            ------------   ------------   ------------
Total increase (decrease) in net assets .       (293,957)      (121,555)      (385,695)
Net assets at beginning of year . . . . .      4,803,336      4,924,891      5,310,586
                                            ------------   ------------   ------------
Net assets at end of year . . . . . . . .   $  4,509,379   $  4,803,336   $  4,924,891
                                            ============   ============   ============
                                                    Equity Index Subaccount
                                            -----------------------------------------
                                                2002          2001           2000
                                            -------------  ------------  ------------
Increase (decrease) in net assets from
 operations:
 Net investment income. . . . . . . . . .   $    347,273   $   177,150    $ 1,188,703
 Realized gains (losses). . . . . . . . .     (1,570,811)    1,649,010        946,085
 Change in unrealized appreciation
  (depreciation) during the year. . . . .     (6,970,683)   (5,391,314)    (4,757,606)
                                            ------------   -----------    -----------
Net decrease in net assets resulting from
 operations . . . . . . . . . . . . . . .     (8,194,221)   (3,565,154)    (2,622,818)
                                            ------------   -----------    -----------
Policy transactions:
 Net premiums from policyholders and          23,890,364    14,355,554     12,189,141
  transfers for policy loans. . . . . . .
 Transfers to policyholders for benefits,
  termination and policy loans. . . . . .    (14,462,451)   (7,121,900)    (5,133,282)
                                            ------------   -----------    -----------
Net increase in net assets resulting from
 policy transactions. . . . . . . . . . .      9,427,913     7,233,654      7,055,859
                                            ------------   -----------    -----------
Total increase (decrease) in net assets .      1,233,692     3,668,500      4,433,041
Net assets at beginning of year . . . . .     30,219,165    26,550,665     22,117,624
                                            ------------   -----------    -----------
Net assets at end of year . . . . . . . .   $ 31,452,857   $30,219,165    $26,550,665
                                            ============   ===========    ===========

                                                       Global Bond Subaccount              Emerging Markets Equity Subaccount
                                                -------------------------------------   -----------------------------------------
                                                   2002          2001         2000          2002          2001           2000
                                                ------------  -----------  -----------  -------------  ------------  ------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . . . . .   $   153,291   $   79,708   $   99,027   $     (3,661)  $    (3,026)   $    86,868
 Realized gains (losses). . . . . . . . . . .        28,731      (18,675)     (44,965)          (970)     (350,867)      (444,667)
 Change in unrealized appreciation
  (depreciation) during the year. . . . . . .       300,437     (112,702)     134,921       (116,112)      250,077       (303,818)
                                                -----------   ----------   ----------   ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from operations. . . . . . . . . .       482,459      (51,669)     188,983       (120,743)     (103,816)      (661,617)
                                                -----------   ----------   ----------   ------------   -----------    -----------
Policy transactions:
 Net premiums from policyholders and transfers
  for policy loans. . . . . . . . . . . . . .     3,166,059      920,184      783,050     12,650,655    10,415,800      9,958,808
 Transfers to policyholders for benefits,
  termination and policy loans. . . . . . . .    (1,861,955)    (751,186)    (925,366)   (12,034,289)   (9,957,990)    (8,600,117)
                                                -----------   ----------   ----------   ------------   -----------    -----------
Net increase (decrease) in net assets
 resulting from policy transactions . . . . .     1,304,104      168,998     (142,316)       616,366       457,810      1,358,691
                                                -----------   ----------   ----------   ------------   -----------    -----------
Total increase in net assets. . . . . . . . .     1,786,563      117,329       46,667        495,623       353,994        697,074
Net assets at beginning of year . . . . . . .     2,046,671    1,929,342    1,882,675      1,446,802     1,092,808        395,734
                                                -----------   ----------   ----------   ------------   -----------    -----------
Net assets at end of year . . . . . . . . . .   $ 3,833,234   $2,046,671   $1,929,342   $  1,942,425   $ 1,446,802    $ 1,092,808
                                                ===========   ==========   ==========   ============   ===========    ===========

See accompanying notes.

                      John Hancock Variable Life Account U

                        For the years ended December 31,



                                                           Bond Index Subaccount               Small/Mid Cap CORE Subaccount
                                                   --------------------------------------   -------------------------------------
                                                      2002          2001          2000         2002          2001         2000
                                                   ------------  ------------  -----------  ------------  -----------  ----------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . . . . . . .   $   292,150   $   103,132   $   49,103   $     5,195   $    1,277    $  15,937
 Realized gains (losses) . . . . . . . . . . . .        73,316        34,959       (7,112)     (143,875)     (52,457)      10,460
 Change in unrealized appreciation (depreciation)
  during the year. . . . . . . . . . . . . . . .       165,447       (29,500)      49,798      (260,503)      88,695      (24,998)
                                                   -----------   -----------   ----------   -----------   ----------    ---------
Net increase (decrease) in net assets resulting
 from operations . . . . . . . . . . . . . . . .       530,913       108,591       91,789      (399,183)      37,515        1,399
                                                   -----------   -----------   ----------   -----------   ----------    ---------
Policy transactions:
 Net premiums from policyholders and transfers
  for policy loans . . . . . . . . . . . . . . .     9,927,603     3,466,695      728,511     8,645,109    1,801,658      740,752
 Transfers to policyholders for benefits,
  termination and policy loans . . . . . . . . .    (6,534,060)   (1,277,127)    (144,843)   (7,051,639)    (995,100)    (399,593)
                                                   -----------   -----------   ----------   -----------   ----------    ---------
Net increase in net assets resulting from policy
 transactions. . . . . . . . . . . . . . . . . .     3,393,543     2,189,568      583,668     1,593,470      806,558      341,159
                                                   -----------   -----------   ----------   -----------   ----------    ---------
Total increase in net assets . . . . . . . . . .     3,924,456     2,298,159      675,457     1,194,287      844,073      342,558
Net assets at beginning of year. . . . . . . . .     3,361,379     1,063,220      387,763     1,286,112      442,039       99,481
                                                   -----------   -----------   ----------   -----------   ----------    ---------
Net assets at end of year. . . . . . . . . . . .   $ 7,285,835   $ 3,361,379   $1,063,220   $ 2,480,399   $1,286,112    $ 442,039
                                                   ===========   ===========   ==========   ===========   ==========    =========

                               High Yield Bond Subaccount            Turner Core Growth Subaccount
                        -----------------------------------------   ---------------------------------
                            2002           2001          2000         2002       2001         2000
                        -------------  -------------  ------------  ---------  ----------  ----------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .   $    188,865   $     74,802   $    22,487   $   (889)  $  (1,581)   $  52,855
 Realized gains
  (losses). . . . . .       (102,271)      (120,786)      (12,103)   (31,689)    (77,189)     102,027
 Change in unrealized
  appreciation
  (depreciation)
  during the year . .        (86,607)        38,089       (40,003)   (53,031)    (22,334)    (208,949)
                        ------------   ------------   -----------   --------   ---------    ---------
Net decrease in net
 assets resulting from
 operations . . . . .            (13)        (7,895)      (29,619)   (85,609)   (101,104)     (54,067)
                        ------------   ------------   -----------   --------   ---------    ---------
Policy transactions:
 Net premiums from
  policyholders and
  transfers for policy
  loans . . . . . . .     12,468,074     11,597,628     1,673,666    129,700     112,537      289,705
 Transfers to
  policyholders for
  benefits,
  termination and
  policy loans. . . .    (10,944,125)   (10,508,627)   (1,436,309)   (54,791)   (142,240)    (381,882)
                        ------------   ------------   -----------   --------   ---------    ---------
Net increase
 (decrease) in net
 assets resulting from
 policy transactions.      1,523,949      1,089,001       237,357     74,909     (29,703)     (92,177)
                        ------------   ------------   -----------   --------   ---------    ---------
Total increase
 (decrease) in net
 assets . . . . . . .      1,523,936      1,081,106       207,738    (10,700)   (130,807)    (146,244)
Net assets at
 beginning of year. .      1,379,445        298,339        90,601    259,141     389,948      536,192
                        ------------   ------------   -----------   --------   ---------    ---------
Net assets at end of
 year . . . . . . . .   $  2,903,381   $  1,379,445   $   298,339   $248,441   $ 259,141    $ 389,948
                        ============   ============   ===========   ========   =========    =========

See accompanying notes.

                      John Hancock Variable Life Account U

                  For the years and period ended December 31,



                                         Brandes International Equity Subaccount     Frontier Capital Appreciation Subaccount
                                        ----------------------------------------    ------------------------------------------
                                            2002           2001          2000           2002           2001            2000
                                        -------------  -------------  ------------  -------------  -------------  ------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . .    $  28,792      $   4,990      $ 56,631      $  (5,008)     $  (4,417)      $ 217,366
 Realized gains (losses). . . . . . .      (52,147)       104,325        20,196       (151,692)        25,001         142,388
 Change in unrealized depreciation
  during the year . . . . . . . . . .     (102,502)      (189,182)      (44,043)      (147,127)        (8,462)       (339,964)
                                         ---------      ---------      --------      ---------      ---------       ---------
Net increase (decrease) in net assets
 resulting from operations. . . . . .     (125,857)       (79,867)       32,784       (303,827)        12,122          19,790
                                         ---------      ---------      --------      ---------      ---------       ---------
Policy transactions:
 Net premiums from policyholders and
  transfers for policy loans. . . . .      306,347        285,008       221,042        531,616        309,675         543,347
 Transfers to policyholders for
  benefits, termination and policy
  loans . . . . . . . . . . . . . . .     (145,768)      (303,906)      (86,260)      (207,698)      (282,058)       (399,772)
                                         ---------      ---------      --------      ---------      ---------       ---------
Net increase (decrease) in net assets
 resulting from policy transactions .      160,579        (18,898)      134,782        323,918         27,617         143,575
                                         ---------      ---------      --------      ---------      ---------       ---------
Total increase (decrease) in net
 assets . . . . . . . . . . . . . . .       34,722        (98,765)      167,566         20,091         39,739         163,365
Net assets at beginning of year . . .      656,929        755,694       588,128        931,778        892,039         728,674
                                         ---------      ---------      --------      ---------      ---------       ---------
Net assets at end of year . . . . . .    $ 691,651      $ 656,929      $755,694      $ 951,869      $ 931,778       $ 892,039
                                         =========      =========      ========      =========      =========       =========

                                         Clifton Enhanced US Equity Subaccount   Large Cap Aggressive Growth Subaccount
                                         --------------------------------------  ----------------------------------------
                                            2002          2001         2000          2002          2001          2000*
                                         ------------  -----------  -----------  -------------  ------------  -----------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . .    $  4,771      $ 2,063      $ 2,164      $      --      $     --       $   104
 Realized losses . . . . . . . . . . .      (7,342)      (1,090)        (203)       (15,625)       (8,961)         (105)
 Change in unrealized appreciation
  (depreciation) during the year or
  period . . . . . . . . . . . . . . .     (42,474)      (8,459)      (3,480)       (74,021)        2,871            18
                                          --------      -------      -------      ---------      --------       -------
Net increase (decrease) in net assets
 resulting from operations . . . . . .     (45,045)      (7,486)      (1,519)       (89,646)       (6,090)           17
                                          --------      -------      -------      ---------      --------       -------
Policy transactions:
 Net premiums from policyholders and
  transfers for policy loans . . . . .     137,614       45,917        4,529        480,370       222,805         8,939
 Transfers to policyholders for
  benefits, termination and policy
  loans. . . . . . . . . . . . . . . .      (8,985)      (1,982)      (1,388)      (218,969)      (53,251)       (2,747)
                                          --------      -------      -------      ---------      --------       -------
Net increase in net assets resulting
 from policy transactions. . . . . . .     128,629       43,935        3,141        261,401       169,554         6,192
                                          --------      -------      -------      ---------      --------       -------
Total increase in net assets . . . . .      83,584       36,449        1,622        171,755       163,464         6,209
Net assets at beginning of year or
 period. . . . . . . . . . . . . . . .      52,210       15,761       14,139        169,673         6,209            --
                                          --------      -------      -------      ---------      --------       -------
Net assets at end of year or period. .    $135,794      $52,210      $15,761      $ 341,428      $169,673       $ 6,209
                                          ========      =======      =======      =========      ========       =======

* From commencement of operations (refer to footnote b in notes to financial statements #5)

See accompanying notes.

                      John Hancock Variable Life Account U

                  For the years and periods ended December 31,



                         Fundamental Growth Subaccount      AIM V.I. Premier Equity Subaccount
                        --------------------------------   ------------------------------------
                          2002        2001       2000*        2002          2001         2000*
                        ----------  ----------  ---------  ------------  ------------  --------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .   $      --   $      --   $  9,207   $    4,994    $    1,133     $   550
 Realized losses. . .     (46,571)    (49,628)       (20)     (71,716)       (1,282)         (7)
 Change in unrealized
  depreciation during
  the year or period.     (73,130)    (10,636)    (8,739)    (357,636)      (19,270)       (709)
                        ---------   ---------   --------   ----------    ----------     -------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .    (119,701)    (60,264)       448     (424,358)      (19,419)       (166)
                        ---------   ---------   --------   ----------    ----------     -------
Policy transactions:
 Net premiums from
  policyholders and
  transfers for policy
  loans . . . . . . .     468,493     437,823    112,464    1,529,258     1,379,214      24,670
 Transfers to
  policyholders for
  benefits,
  termination and
  policy loans. . . .    (294,882)   (169,475)   (18,902)    (903,923)     (330,488)         --
                        ---------   ---------   --------   ----------    ----------     -------
Net increase in net
 assets resulting from
 policy transactions.     173,611     268,348     93,562      625,335     1,048,726      24,670
                        ---------   ---------   --------   ----------    ----------     -------
Total increase in net
 assets . . . . . . .      53,910     208,084     94,010      200,977     1,029,307      24,504
Net assets at
 beginning of year or
 period . . . . . . .     302,094      94,010         --    1,053,811        24,504          --
                        ---------   ---------   --------   ----------    ----------     -------
Net assets at end of
 year or period . . .   $ 356,004   $ 302,094   $ 94,010   $1,254,788    $1,053,811     $24,504
                        =========   =========   ========   ==========    ==========     =======

                          Fidelity VIP Growth Subaccount     Fidelity VIP Contrafund Subaccount
                        ----------------------------------   ------------------------------------
                           2002          2001       2000*       2002          2001         2000*
                        ------------  -----------  --------  ------------  ------------  --------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $     1,842   $       --   $    --   $     7,823   $       299    $    --
 Realized losses. . .      (105,965)     (22,794)      (20)      (19,415)       (4,273)       (10)
 Change in unrealized
  appreciation
  (depreciation)
  during the year or
  period. . . . . . .      (464,001)      (2,000)   (1,647)     (166,387)       17,286         60
                        -----------   ----------   -------   -----------   -----------    -------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .      (568,124)     (24,794)   (1,667)     (177,979)       13,312         50
                        -----------   ----------   -------   -----------   -----------    -------
Policy transactions:
 Net premiums from
  policyholders and
  transfers for policy
  loans . . . . . . .     2,064,147    1,957,940    52,642     2,575,159     2,325,411     23,470
 Transfers to
  policyholders for
  benefits,
  termination and
  policy loans. . . .    (1,285,185)    (534,703)     (290)   (1,256,593)   (1,370,372)      (275)
                        -----------   ----------   -------   -----------   -----------    -------
Net increase in net
 assets resulting from
 policy transactions.       778,962    1,423,237    52,352     1,318,566       955,039     23,195
                        -----------   ----------   -------   -----------   -----------    -------
Total increase in net
 assets . . . . . . .       210,838    1,398,443    50,685     1,140,587       968,351     23,245
Net assets at
 beginning of year or
 period . . . . . . .     1,449,128       50,685        --       991,596        23,245         --
                        -----------   ----------   -------   -----------   -----------    -------
Net assets at end of
 year or period . . .   $ 1,659,966   $1,449,128   $50,685   $ 2,132,183   $   991,596    $23,245
                        ===========   ==========   =======   ===========   ===========    =======

* From commencement of operations (refer to footnote b in notes to financial statements #5)

See accompanying notes.

                      John Hancock Variable Life Account U

                  For the years and periods ended December 31,



                         Janus Aspen Global Technology      Janus Aspen Worldwide Growth
                                  Subaccount                        Subaccount
                        -------------------------------   --------------------------------
                          2002        2001       2000*      2002        2001        2000*
                        ----------  ----------  --------  ----------  ----------  --------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $      --   $     978   $   161   $   4,234   $     721    $    11
 Realized losses. . .     (39,025)    (13,100)     (328)    (46,285)     (6,832)      (303)
 Change in unrealized
  depreciation during
  the year or period.    (156,346)    (26,650)   (2,171)   (140,520)    (24,118)    (1,596)
                        ---------   ---------   -------   ---------   ---------    -------
Net decrease in net
 assets resulting from
 operations . . . . .    (195,371)    (38,772)   (2,338)   (182,571)    (30,229)    (1,888)
                        ---------   ---------   -------   ---------   ---------    -------
Policy transactions:
 Net premiums from
  policyholders and
  transfers for policy
  loans . . . . . . .     613,407     432,272    33,453     862,872     637,006     42,474
 Transfers to
  policyholders for
  benefits,
  termination and
  policy loans. . . .    (286,365)   (131,462)   (3,332)   (453,762)   (167,525)    (2,773)
                        ---------   ---------   -------   ---------   ---------    -------
Net increase in net
 assets resulting from
 policy transactions.     327,042     300,810    30,121     409,110     469,481     39,701
                        ---------   ---------   -------   ---------   ---------    -------
Total increase in net
 assets . . . . . . .     131,671     262,038    27,783     226,539     439,252     37,813
Net assets at
 beginning of year or
 period . . . . . . .     289,821      27,783        --     477,065      37,813         --
                        ---------   ---------   -------   ---------   ---------    -------
Net assets at end of
 year or period . . .   $ 421,492   $ 289,821   $27,783   $ 703,604   $ 477,065    $37,813
                        =========   =========   =======   =========   =========    =======

                                                                     Templeton
                            MFS New Discovery Series               International
                                   Subaccount                       Subaccount
                        --------------------------------   ------------------------------
                          2002         2001       2000*      2002        2001      2000*
                        ----------  -----------  --------  ----------  ---------  -------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .   $      --   $    4,478   $     1   $   1,465   $  2,295    $   (1)
 Realized gains
  (losses). . . . . .     (18,145)      (8,883)     (365)    (19,037)    13,798        --
 Change in unrealized
  appreciation
  (depreciation)
  during the year or
  period. . . . . . .    (188,684)      18,620       (51)      6,539    (25,301)      298
                        ---------   ----------   -------   ---------   --------    ------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .    (206,829)      14,215      (415)    (11,033)    (9,208)      297
                        ---------   ----------   -------   ---------   --------    ------
Policy transactions:
 Net premiums from
  policyholders and
  transfers for policy
  loans . . . . . . .     793,651    1,106,171     9,575     481,025    116,414     7,795
 Transfers to
  policyholders for
  benefits,
  termination and
  policy loans. . . .    (424,212)    (669,227)   (4,105)   (461,899)   (24,947)     (110)
                        ---------   ----------   -------   ---------   --------    ------
Net increase in net
 assets resulting from
 policy transactions.     369,439      436,944     5,470      19,126     91,467     7,685
                        ---------   ----------   -------   ---------   --------    ------
Total increase in net
 assets . . . . . . .     162,610      451,159     5,055       8,093     82,259     7,982
Net assets at
 beginning of year or
 period . . . . . . .     456,214        5,055        --      90,241      7,982        --
                        ---------   ----------   -------   ---------   --------    ------
Net assets at end of
 year or period . . .   $ 618,824   $  456,214   $ 5,055   $  98,334   $ 90,241    $7,982
                        =========   ==========   =======   =========   ========    ======

* From commencement of operations (refer to footnote b in notes to financial statements #5)

See accompanying notes.

                      John Hancock Variable Life Account U

                  For the years and periods ended December 31,



                           V.A. Relative Value     V.A. Financial Industries
                                Subaccount                Subaccount
                           --------------------   ---------------------------
                             2002       2001*         2002           2001*
                           ----------  ---------  -------------  ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income .   $   2,947   $    153    $   5,412       $    873
 Realized gains (losses)     (14,558)     6,179      (19,341)         4,474
 Change in unrealized
  appreciation
  (depreciation) during
  the year or period . .    (152,654)    22,699      (70,398)          (697)
                           ---------   --------    ---------       --------
Net increase (decrease)
 in net assets resulting
 from operations . . . .    (164,265)    29,031      (84,327)         4,650
                           ---------   --------    ---------       --------
Policy transactions:
 Net premiums from
  policyholders and
  transfers for policy
  loans. . . . . . . . .     516,095    312,005      659,519        182,998
 Transfers to
  policyholders for
  benefits, termination
  and policy loans . . .    (281,632)   (96,377)    (251,169)       (14,329)
                           ---------   --------    ---------       --------
Net increase in net
 assets resulting from
 policy transactions . .     234,463    215,628      408,350        168,669
                           ---------   --------    ---------       --------
Total increase in net
 assets. . . . . . . . .      70,198    244,659      324,023        173,319
Net assets at beginning
 of year or period . . .     244,659         --      173,319             --
                           ---------   --------    ---------       --------
Net assets at end of year
 or period . . . . . . .   $ 314,857   $244,659    $ 497,342       $173,319
                           =========   ========    =========       ========

                              V.A. Strategic Income    Health Sciences Fund
                                   Subaccount               Subaccount
                              ----------------------  -----------------------
                                 2002       2001*        2002         2001*
                              -----------  ---------  -----------  ----------
Increase (decrease) in net
 assets from operations:
 Net investment income. . .   $   8,811    $   764    $   1,833     $     --
 Realized losses. . . . . .        (474)        (5)     (14,793)         (88)
 Change in unrealized
  appreciation
  (depreciation) during the
  year or period. . . . . .       5,115       (339)     (83,509)        (465)
                              ---------    -------    ---------     --------
Net increase (decrease) in
 net assets resulting from
 operations . . . . . . . .      13,452        420      (96,469)        (553)
                              ---------    -------    ---------     --------
Policy transactions:
 Net premiums from
  policyholders and
  transfers for policy loans    402,766     37,148      995,504      275,806
 Transfers to policyholders
  for benefits, termination
  and policy loans. . . . .    (171,535)    (4,900)    (357,671)     (62,674)
                              ---------    -------    ---------     --------
Net increase in net assets
 resulting from policy
 transactions . . . . . . .     231,231     32,248      637,833      213,132
                              ---------    -------    ---------     --------
Total increase in net assets    244,683     32,668      541,364      212,579
Net assets at beginning of
 year or period . . . . . .      32,668         --      212,579           --
                              ---------    -------    ---------     --------
Net assets at end of year or
 period . . . . . . . . . .   $ 277,351    $32,668    $ 753,943     $212,579
                              =========    =======    =========     ========

* From commencement of operations (refer to footnote b in notes to financial statements #5)

See accompanying notes.

                      John Hancock Variable Life Account U

                  For the years and periods ended December 31,



                              Large Cap Value Core      Fundamental Value
                                   Subaccount              Subaccount
                              ---------------------  -------------------------
                                2002       2001*        2002          2001*
                              ----------  ---------  ------------  -----------
Increase (decrease) in net
 assets from operations:
 Net investment income. . .   $   4,502   $    149   $    59,297    $      609
 Realized gains (losses). .     (18,489)      (115)     (494,204)        1,675
 Change in unrealized
  appreciation
  (depreciation) during the
  year or period. . . . . .     (57,898)     2,071    (1,146,562)       48,877
                              ---------   --------   -----------    ----------
Net increase (decrease) in
 net assets resulting from
 operations . . . . . . . .     (71,885)     2,105    (1,581,469)       51,161
                              ---------   --------   -----------    ----------
Policy transactions:
 Net premiums from
  policyholders and
  transfers for policy loans    636,510    183,982     7,156,221     4,636,089
 Transfers to policyholders
  for benefits, termination
  and policy loans. . . . .    (291,133)    (6,841)   (5,946,237)    2,881,118
                              ---------   --------   -----------    ----------
Net increase in net assets
 resulting from policy
 transactions . . . . . . .     345,377    177,141     1,209,984     7,517,207
                              ---------   --------   -----------    ----------
Total increase (decrease) in
 net assets . . . . . . . .     273,492    179,246      (371,485)    7,568,368
Net assets at beginning of
 year or period . . . . . .     179,246         --     7,568,368            --
                              ---------   --------   -----------    ----------
Net assets at end of year or
 period . . . . . . . . . .   $ 452,738   $179,246   $ 7,196,883    $7,568,368
                              =========   ========   ===========    ==========

                                  Small Cap Value          AIM V.I. Growth
                                     Subaccount              Subaccount
                              ------------------------   --------------------
                                 2002         2001*        2002       2001*
                              ------------  -----------  ---------  ---------
Increase (decrease) in net
 assets from operations:
 Net investment income. . .   $    76,591   $    3,485   $     --    $    306
 Realized gains (losses). .         2,272       (4,533)    (5,706)       (465)
 Change in unrealized
  appreciation
  (depreciation) during the
  year or period. . . . . .      (336,861)      81,499    (51,342)      3,097
                              -----------   ----------   --------    --------
Net increase (decrease) in
 net assets resulting from
 operations . . . . . . . .      (257,998)      80,451    (57,048)      2,938
                              -----------   ----------   --------    --------
Policy transactions:
 Net premiums from
  policyholders and
  transfers for policy loans    3,650,241    1,723,123    154,413     129,548
 Transfers to policyholders
  for benefits, termination
  and policy loans. . . . .    (1,557,818)    (560,353)   (57,776)     (4,456)
                              -----------   ----------   --------    --------
Net increase in net assets
 resulting from policy
 transactions . . . . . . .     2,092,423    1,162,770     96,637     125,092
                              -----------   ----------   --------    --------
Total increase in net assets    1,834,425    1,243,221     39,589     128,030
Net assets at beginning of
 year or period . . . . . .     1,243,221           --    128,030          --
                              -----------   ----------   --------    --------
Net assets at end of year or
 period . . . . . . . . . .   $ 3,077,646   $1,243,221   $167,619    $128,030
                              ===========   ==========   ========    ========

* From commencement of operations (refer to footnote b in notes to financial statements #5)

See accompanying notes.

                      John Hancock Variable Life Account U

                  For the years and periods ended December 31,



                           MFS Investors Growth Stock   MFS Research Series
                                   Subaccount                Subaccount
                           ---------------------------  ---------------------
                               2002          2001*        2002        2001*
                           -------------  ------------  ----------  ---------
Increase (decrease) in
 net assets from
 operations:
 Net investment income .    $      --      $     --     $    278     $    --
 Realized losses . . . .       (9,532)       (3,728)      (6,041)       (249)
 Change in unrealized
  appreciation
  (depreciation) during
  the year or period . .      (41,640)        1,135      (25,716)      5,412
                            ---------      --------     --------     -------
Net increase (decrease)
 in net assets resulting
 from operations . . . .      (51,172)       (2,593)     (31,479)      5,163
                            ---------      --------     --------     -------
Policy transactions:
 Net premiums from
  policyholders and
  transfers for policy
  loans. . . . . . . . .      476,935       100,391      219,980      84,525
 Transfers to
  policyholders for
  benefits, termination
  and policy loans . . .     (167,923)      (55,051)     (95,292)     (4,421)
                            ---------      --------     --------     -------
Net increase in net
 assets resulting from
 policy transactions . .      309,012        45,340      124,688      80,104
                            ---------      --------     --------     -------
Total increase in net
 assets. . . . . . . . .      257,840        42,747       93,209      85,267
Net assets at beginning
 of year or period . . .       42,747            --       85,267          --
                            ---------      --------     --------     -------
Net assets at end of year
 or period . . . . . . .    $ 300,587      $ 42,747     $178,476     $85,267
                            =========      ========     ========     =======

                               AIM V.I. Capital                Fidelity VIP II
                                 Development     CSI Equity       Overseas
                                  Subaccount     Subaccount      Subaccount
                               ----------------  -----------  -----------------
                                    2002*           2002*           2002*
                               ----------------  -----------  -----------------
Increase (decrease) in net
 assets from operations:
 Net investment income (loss)      $    --       $       --       $     --
 Realized losses . . . . . .          (103)            (118)          (595)
 Change in unrealized
  depreciation during the
  period . . . . . . . . . .          (690)         (27,222)        (2,573)
                                   -------       ----------       --------
Net decrease in net assets
 resulting from operations .          (793)         (27,340)        (3,168)
                                   -------       ----------       --------
Policy transactions:
 Net premiums from
  policyholders and transfers
  for policy loans . . . . .        72,699        2,082,815        146,962
 Transfers to policyholders
  for benefits, termination
  and policy loans . . . . .        (7,764)        (140,162)       (76,197)
                                   -------       ----------       --------
Net increase in net assets
 resulting from policy
 transactions. . . . . . . .        64,935        1,942,653         70,765
                                   -------       ----------       --------
Total increase in net assets        64,142        1,915,313         67,597
Net assets at beginning of
 period. . . . . . . . . . .            --               --             --
                                   -------       ----------       --------
Net assets at end of period.       $64,142       $1,915,313       $ 67,597
                                   =======       ==========       ========

* From commencement of operations (refer to footnote b in notes to financial statements #5)

See accompanying notes.

                      John Hancock Variable Life Account U

                         Notes to Financial Statements

                               December 31, 2002


1.  Organization

John Hancock Variable Life Account U (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. Currently, the Account funds the Medallion Variable Life, Medallion Variable Life Plus, Annual Premium Variable Life (VLI), Medallion Variable Universal Life Edge, eVariable Life, Medallion Variable Life Plus and Medallion Variable Life Edge Policies. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of forty-seven subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Trust), the John Hancock Declaration Trust (Declaration Trust) or as other Outside Investment Trusts (Outside Trusts). New subaccounts may be added as new Portfolios are added to the Trust, Declaration Trust or Outside Trusts or as other investment options are developed and made available to policyholders. The forty-seven Portfolios of the Trust which are currently available are the the Large Cap Growth, Active Bond, International Equity Index, Small Cap Growth, Global Balanced, Multi Cap Growth (formerly Mid Cap Growth), Large Cap Value, Money Market, Small/Mid Cap Growth, Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Equity, International Opportunities, Equity Index, Global Bond, Emerging Markets Equity, Bond Index, Small/Mid Cap CORE, High Yield Bond, Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Clifton Enhanced US Equity, Large Cap Aggressive Growth, Fundamental Growth, AIM V.I. Premier Equity (formerly AIM V.I.Value), Fidelity VIP Growth, Fidelity VIP Contrafund, Janus Aspen Global Technology, Janus Aspen Worldwide Growth, MFS New Discovery Series, Templeton International, V.A Relative Value, V.A. Financial Industries, V.A. Strategic Income, Health Sciences Fund, Large Cap Value CORE, Fundamental Value (formerly Large/Mid Cap Value), Small Cap Value, AIM V.I. Growth, MFS Investors Growth Stock, MFS Research Series, AIM V.I. Capital Development, CSI Equity, and Fidelity VIP II Overseas Subaccounts. Each Portfolio has a different investment objective.

The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

                      John Hancock Variable Life Account U

2.  Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments

Investment in shares of the Trust, Declaration Trust and of the Outside Trusts are valued at the reported net asset values of the respective underlying Portfolios. Investment transactions are recorded on the trade date. Realized gains and losses on sales of respective Portfolio shares are determined on the basis of identified cost. Income from dividends, and gains from realized gain distributions, are recorded on the ex-distribution date.

Federal Income Taxes

The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Contracts funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

Expenses

JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .50% to .60%, depending on the type of policy, of net assets (excluding policy loans and policies for which no mortality and expense risk is charged) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

                      John Hancock Variable Life Account U

2.  Significant Accounting Policies (continued)

Amounts Receivable/Payable

Receivables/Payables to/from Portfolios/JHVLICO are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective portfolios' shares. The amounts are due to/from either the respective Portfolio and/or John Hancock Variable Life Insurance Company for the benefit of policyholders.

Policy Loans

Policy loans represent outstanding loans plus accrued interest. Interest is accrued and compounded daily (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness in policy years 1-20 and .25% thereafter).

3.  Transaction with Affiliates

John Hancock acts as the distributor, principal underwriter and investment advisor for the Trust. Certain officers of the Account are officers and directors of JHVLICO or the Trust.

4.  Details of Investments

The details of the shares owned and cost and value of investments in the Subaccounts of the Trust, Declaration Trust and of the Outside Trusts at December 31, 2002 were as follows:


Subaccount                           Shares Owned      Cost          Value
----------                           ------------      ----          -----
Large Cap Growth . . . . . . . . .     7,233,299   $155,574,066   $ 80,881,650
Active Bond. . . . . . . . . . . .    26,895,029    260,239,704    260,786,552
International Equity Index . . . .     1,550,043     20,853,459     15,581,896
Small Cap Growth . . . . . . . . .     1,283,677     13,426,479     10,586,348
Global Balanced. . . . . . . . . .       183,328      1,585,804      1,452,664
Multi Cap Growth . . . . . . . . .     2,166,531     20,951,081     14,413,320
Large Cap Value. . . . . . . . . .     1,616,628     22,065,157     19,253,268
Money Market . . . . . . . . . . .    93,736,266     93,736,265     93,736,265
Small/Mid Cap Growth . . . . . . .     1,106,942     14,100,413     12,153,878
Real Estate Equity . . . . . . . .     1,500,369     20,489,682     19,188,623
Growth & Income. . . . . . . . . .    60,743,170    908,718,013    559,852,198
Managed. . . . . . . . . . . . . .    28,337,842    388,803,849    315,885,164
Short-Term Bond. . . . . . . . . .       521,040      5,279,467      5,330,723
Small Cap Equity . . . . . . . . .       724,830      5,464,224      4,563,779
International Opportunities. . . .       596,771      4,613,411      4,509,379
Equity Index . . . . . . . . . . .     2,767,721     43,263,366     31,452,857
Global Bond. . . . . . . . . . . .       346,496      3,621,744      3,833,234

                      John Hancock Variable Life Account U

4.  Details of Investments (continued)


Subaccount                               Shares Owned     Cost        Value
----------                               ------------     ----        -----
Emerging Markets Equity. . . . . . . .     324,203     $2,025,698   $1,942,425
Bond Index . . . . . . . . . . . . . .     707,414      7,123,106    7,285,835
Small/Mid Cap CORE . . . . . . . . . .     299,418      2,674,194    2,480,399
High Yield Bond. . . . . . . . . . . .     491,395      2,992,439    2,903,381
Turner Core Growth . . . . . . . . . .      25,300        432,598      248,441
Brandes International Equity . . . . .      69,373        889,146      691,651
Frontier Capital Appreciation. . . . .      75,247      1,258,107      951,869
Clifton Enhanced US Equity . . . . . .      13,942        191,086      135,794
Large Cap Aggressive Growth. . . . . .      61,276        412,560      341,428
Fundamental Growth . . . . . . . . . .      60,195        448,509      356,004
AIM V.I. Premier Equity. . . . . . . .      77,361      1,632,403    1,254,788
Fidelity VIP Growth. . . . . . . . . .      71,121      2,127,614    1,659,966
Fidelity VIP Contrafund. . . . . . . .     118,192      2,281,224    2,132,183
Janus Aspen Global Technology. . . . .     174,893        606,659      421,492
Janus Aspen Worldwide Growth . . . . .      33,585        869,838      703,604
MFS New Discovery Series . . . . . . .      59,274        788,939      618,824
Templeton International. . . . . . . .      10,439        116,798       98,334
V.A Relative Value . . . . . . . . . .      56,325        444,812      314,857
V.A. Financial Industries. . . . . . .      42,874        568,437      497,342
V.A. Strategic Income. . . . . . . . .      31,984        272,526      277,302
Health Sciences Fund . . . . . . . . .      96,318        837,917      753,943
Large Cap Value CORE . . . . . . . . .      56,975        508,565      452,738
Fundamental Value. . . . . . . . . . .     827,679      8,294,568    7,196,883
Small Cap Value. . . . . . . . . . . .     245,296      3,333,008    3,077,646
AIM V.I. Growth. . . . . . . . . . . .      14,834        215,864      167,619
MFS Investors Growth Stock . . . . . .      42,456        341,092      300,587
MFS Research Series. . . . . . . . . .      16,556        198,780      178,476
AIM V.I. Capital Development . . . . .       6,853         64,832       64,142
CSI Equity . . . . . . . . . . . . . .     192,881      1,942,535    1,915,313
Fidelity VIP II Overseas . . . . . . .       6,179         70,170       67,597

                      John Hancock Variable Life Account U

4.  Details of Investments (continued)

Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Subaccounts of the Trust, Declaration Trust and of the Outside Trusts during 2002 were as follows:

Subaccount                                          Purchases        Sales
----------                                          ---------        -----
Large Cap Growth . . . . . . . . . . . . . . . .   $ 10,129,679   $  9,439,295
Active Bond. . . . . . . . . . . . . . . . . . .     34,514,524     26,219,798
International Equity Index . . . . . . . . . . .     20,704,338     19,770,244
Small Cap Growth . . . . . . . . . . . . . . . .      6,860,582      5,034,003
Global Balanced. . . . . . . . . . . . . . . . .        811,815        274,473
Multi Cap Growth . . . . . . . . . . . . . . . .      8,635,259      5,980,437
Large Cap Value. . . . . . . . . . . . . . . . .     10,320,377      4,460,854
Money Market . . . . . . . . . . . . . . . . . .    115,984,862    102,906,023
Small/Mid Cap Growth . . . . . . . . . . . . . .      6,707,870      5,513,732
Real Estate Equity . . . . . . . . . . . . . . .     13,024,101      8,937,144
Growth & Income. . . . . . . . . . . . . . . . .     34,655,054     44,860,423
Managed. . . . . . . . . . . . . . . . . . . . .     25,494,181     25,542,001
Short-Term Bond. . . . . . . . . . . . . . . . .      3,139,204      1,010,722
Small Cap Equity . . . . . . . . . . . . . . . .      7,109,968      5,252,751
International Opportunities. . . . . . . . . . .     20,611,953     20,120,266
Equity Index . . . . . . . . . . . . . . . . . .     16,271,847      6,496,661
Global Bond. . . . . . . . . . . . . . . . . . .      2,966,561      1,509,166
Emerging Markets Equity. . . . . . . . . . . . .     11,786,323     11,173,619
Bond Index . . . . . . . . . . . . . . . . . . .      7,586,849      3,901,157
Small/Mid Cap CORE . . . . . . . . . . . . . . .      7,931,207      6,332,542
High Yield Bond. . . . . . . . . . . . . . . . .     11,965,134     10,252,320
Turner Core Growth . . . . . . . . . . . . . . .        110,615         36,595
Brandes International Equity . . . . . . . . . .        365,909        176,539
Frontier Capital Appreciation. . . . . . . . . .        495,204        176,293
Clifton Enhanced US Equity . . . . . . . . . . .        146,804         13,405
Large Cap Aggressive Growth. . . . . . . . . . .        328,135         66,735
Fundamental Growth . . . . . . . . . . . . . . .        303,424        129,813
AIM V.I. Premier Equity. . . . . . . . . . . . .        863,443        233,114
Fidelity VIP Growth. . . . . . . . . . . . . . .      1,294,810        514,006
Fidelity VIP Contrafund. . . . . . . . . . . . .      1,633,392        307,004
Janus Aspen Global Technology. . . . . . . . . .        384,958         57,916
Janus Aspen Worldwide Growth . . . . . . . . . .        549,078        135,734
MFS New Discovery Series . . . . . . . . . . . .        474,554        105,115
Templeton International. . . . . . . . . . . . .        480,652        460,061
V.A Relative Value . . . . . . . . . . . . . . .        327,359         89,949
V.A. Financial Industries. . . . . . . . . . . .        507,878         94,116
V.A. Strategic Income. . . . . . . . . . . . . .        266,939         26,946

                      John Hancock Variable Life Account U

4.  Details of Investments (continued)

Subaccount                                             Purchases      Sales
----------                                             ---------      -----
Health Sciences Fund . . . . . . . . . . . . . . . .   $  731,297   $   91,631
Large Cap Value CORE . . . . . . . . . . . . . . . .      555,349      205,470
Fundamental Value. . . . . . . . . . . . . . . . . .    5,836,119    4,566,837
Small Cap Value. . . . . . . . . . . . . . . . . . .    2,496,503      327,489
AIM V.I. Growth. . . . . . . . . . . . . . . . . . .      132,516       35,879
MFS Investors Growth Stock . . . . . . . . . . . . .      350,682       41,670
MFS Research Series. . . . . . . . . . . . . . . . .      179,179       54,213
AIM V.I. Capital Development . . . . . . . . . . . .       67,010        2,075
CSI Equity . . . . . . . . . . . . . . . . . . . . .    2,031,994       89,341
Fidelity VIP II Overseas . . . . . . . . . . . . . .       77,795        7,030

5. Unit Values

A summary of unit values and units outstanding for variable life contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

                                                                              For the years and periods ended
                                        At December 31,                                December 31,
                              ------------------------------------  ---------------------------------------------------
                                             Unit                       Expenses       Investment          Total
                              Units       Fair Value       Assets        Ratio*          Income          Return***
     Subaccount               (000s)  Lowest to Highest    (000s)   Lowest to Highest   Ratio**      Lowest to Highest
---------------------         ------  ------------------  --------  -----------------  ----------  --------------------
Large Cap Growth       2002     218   $ 39.53 to $ 41.17  $102,103     0% to 0.6%        0.26%      (25.85)% to (25.40)%
                       2001     643     53.31 to 58.93     134,796     0.6 to 0.75       0.25       (18.02) to 495.90/c/

Active Bond            2002     518     29.45 to 35.78     326,286      0 to 0.6         4.16           5.97 to 6.62
                       2001     525     27.79 to 66.98     311,393     0.6 to 0.75       7.43        7.50 to 235.60/c/

International Equity
 Index                 2002     233     15.36 to 16.51      18,509      0 to 0.6         1.59        (14.24) to (13.79)
                       2001     351     17.91 to 19.15      20,602     0.6 to 0.75       2.11       (20.79) to 91.50/c/

Small Cap Growth       2002   1,025     10.48 to 10.90      10,586      0 to 0.6         --/a/       (28.80) to (28.43)
                       2001     877     14.72 to 15.23      12,970     0.6 to 0.75       --/a/      (13.11) to 52.30/c/

Global Balanced        2002     138     10.51 to 10.94       1,453      0 to 0.6         1.27         (5.91) to (5.36)
                       2001      89     11.17 to 11.56       1,000         0.6           1.61        (6.99) to 15.60/c/

Multi Cap Growth       2002   1,493      9.89 to 10.29      14,413      0 to 0.6         --/a/       (30.60) to (30.05)
                       2001   1,252     14.25 to 14.71      17,904         0.6           --/a/      (37.22) to 47.10/c/

Large Cap Value        2002   1,204     16.22 to 16.88      19,253      0 to 0.6         1.70        (11.22) to (10.69)
                       2001     907     18.27 to 18.90      16,716         0.6           1.83          0.66 to 89/c/

                      John Hancock Variable Life Account U

5. Unit Values (continued)


                                                                                   For the years and periods ended
                                             At December 31,                                December 31,
                                   ------------------------------------  ---------------------------------------------------
                                                  Unit                       Expenses       Investment          Total
                                   Units       Fair Value       Assets        Ratio*          Income          Return***
        Subaccount                 (000s)  Lowest to Highest    (000s)   Lowest to Highest   Ratio**      Lowest to Highest
---------------------------        ------  ------------------  --------  -----------------  ----------  --------------------
Money Market                 2002  2,422   $ 14.66 to $ 19.93  $109,796     0% to 0.60%       1.23%         0.91% to 1.52%
                             2001  1,737     14.44 to 34.50      95,667     0.6 to 0.75       4.52         3.29 to 44.40/c/

Small/Mid Cap Growth         2002    701     17.72 to 18.66      12,154      0 to 0.6         --/a/       (19.38) to (18.87)
                             2001    648     21.98 to 23.00      14,288         0.6           --/a/         2.23 to 130/c/

Real Estate Equity           2002    604         33.08           22,326         --            3.95               2.00
                             2001    207     30.60 to 32.43      18,855     0.6 to 0.75       5.34        5.12 to 224.30/c/

Growth & Income              2002    148    39.50 and 48.11     741,751      0 and 0.6        0.57       (20.14) and (19.66)
                             2001  1,465    49.46 to 137.76     927,018     0.6 to 0.75       0.64       (15.96) to 498.80/c/

Managed                      2002  1,520         40.28          400,463         --            1.42             (11.57)
                             2001  1,244     38.08 to 45.55     458,881     0.6 to 0.75       2.69       (3.40) to 355.50/c/

Short-Term Bond              2002    329     15.70 to 16.54       5,331      0 to 0.6         4.29           4.81 to 5.48
                             2001    207     14.98 to 15.68       3,150         0.6           6.60         7.46 to 56.80/c/

Small Cap Equity             2002    595      7.80 to 8.12        4,564      0 to 0.6         0.22        (26.90) to (26.45)
                             2001    394     10.67 to 11.04       4,215         0.6           0.07        (4.30) to 10.40/c/

International Opportunities  2002    509      8.92 to 9.28        4,509      0 to 0.6         0.69        (17.48) to (16.99)
                             2001    443     10.81 to 11.18       4,803         0.6           1.01       (21.38) to 11.80/c/

Equity Index                 2002  2,201     14.55 to 15.15      31,453      0 to 0.6         1.42        (20.23) to (19.67)
                             2001  1,647     18.24 to 18.87      30,219         0.6           1.51       (12.48) to 88.60/c/

Global Bond                  2002    243     15.46 to 16.08       3,833      0 to 0.6         5.02          16.59 to 17.20
                             2001    154     10.00 to 13.92       2,047         0.6           7.05        (2.00) to 37.20/c/

Emerging Markets Equity      2002    285      6.87 to 7.07        1,942      0 to 0.6         0.25         (5.76) to (5.23)
                             2001    198      7.29 to 7.46        1,447         0.6           0.34       (25.40)/c/ to (3.62)

Bond Index                   2002    532     13.36 to 13.73       7,286      0 to 0.6         5.39           8.53 to 9.14
                             2001    270     12.31 to 12.58       3,361         0.6           6.79         7.04 to 25.80/c/

                      John Hancock Variable Life Account U

5. Unit Values (continued)


                                                                            For the years and periods ended
                                        At December 31,                               December 31,
                               ---------------------------------  ----------------------------------------------------
                                             Unit                     Expenses       Investment           Total
                               Units       Fair Value     Assets       Ratio*          Income           Return***
      Subaccount               (000s)  Lowest to Highest  (000s)  Lowest to Highest   Ratio**       Lowest to Highest
-----------------------        ------  -----------------  ------  -----------------  ----------  ---------------------
Small/Mid Cap CORE       2002   259    $ 9.65 to $ 9.93   $2,480     0% to 0.6%         0.55%     (13.76)% to (13.20)%
                         2001   114     11.19 to 11.44     1,286         0.6            0.48        0.53 to 14.40/c/

High Yield Bond          2002   332      8.63 to 8.87      2,903      0 to 0.6         10.02        (5.06) to (4.52)
                         2001   151      9.09 to 9.29      1,379         0.6           10.95        (7.10)/c/ to 2.09

Turner Core Growth       2002    19     13.38 to 15.03       248      0 to 0.6          0.25       (24.24) to (23.78)
                         2001    15     17.66 to 19.72       259         0.6            0.15       (24.04) to (23.60)

Brandes International
 Equity                  2002    53     13.30 and 13.61      692      0 to 0.6          1.33       (14.19) and (13.70)
                         2001    42     15.50 to 15.86       657         0.6            1.88       (13.26) to (12.78)

Frontier Capital
 Appreciation            2002    57     16.97 to 18.34       952      0 to 0.6         --/a/       (23.66) to (22.59)
                         2001    42     22.23 to 23.88       932         --            --/a/        (1.81) to (1.64)

Clifton Enhanced US
 Equity                  2002    18          10.73           136         --             4.44             (22.64)
                         2001     5     10.25 to 13.90        52         0.6            6.38       (13.50) to (13.04)

Large Cap Aggressive
 Growth                  2002    60          5.93            340         --            --/a/             (28.81)
                         2001    20          8.33            170         --            --/a/      (16.70)/c/ to (14.65)

Fundamental Growth       2002    50          7.32            356         --            --/a/             (27.95)
                         2001    30          10.16           302         --            --/a/       (32.22) to 1.60/c/

AIM V.I. Premier Equity  2002    61          21.43         1,255         --             0.44             (27.89)
                         2001    35          29.72         1,054         --             0.15      (12.59) to 197.20/c/

Fidelity VIP Growth      2002    33          51.31         1,660         --             0.12             (27.80)
                         2001    20          71.07         1,449         --            --/a/      (17.73) to 610.70/c/

Fidelity VIP II
 Contrafund              2002    85          25.59         2,132         --             0.48             (7.68)
                         2001    38          27.72           992         --             0.22        (12.36) to 177.20


                      John Hancock Variable Life Account U

5. Unit Values (continued)


                                                                              For the years and periods ended
                                          At December 31,                               December 31,
                                 ---------------------------------  ----------------------------------------------------
                                               Unit                     Expenses       Investment           Total
                                 Units       Fair Value     Assets       Ratio*          Income           Return***
       Subaccount                (000s)  Lowest to Highest  (000s)  Lowest to Highest   Ratio**       Lowest to Highest
-------------------------        ------  -----------------  ------  -----------------  ----------  ---------------------
Janus Aspen Global
 Technology                2002   168          $2.58        $  421         --%           --/a/%           (39.15)%
                           2001    68          4.24            290         --            1.15       (57.60) to (47.10)/c/

Janus Aspen Worldwide
 Growth                    2002   147          4.90            704         --            0.69              (24.15)
                           2001    74          6.46            477         --            0.40        (35.40) to (22.63)

MFS New Discovery Series   2002    55          11.49           619         --            --/a/             (30.32)
                           2001    28          16.49           456         --            --/a/       (5.01) to 64.90/c/

Templeton International    2002     6          17.48            98         --            1.55              (17.23)
                           2001     4          21.12            90         --            3.71       (15.99) to 111.20/c/

V.A. Relative Value        2002    31          10.51           315         --            0.70              (40.25)
                           2001    14          17.59           245         --            0.21/b/          75.90/c/

V.A. Financial Industries  2002    39           13             497         --            1.57              (16.83)
                           2001    11          15.63           173         --            1.83/b/          56.30/c/

V.A. Strategic Income      2002    19          14.85           277         --            6.62               7.69
                           2001     2          13.79            33         --            4.75/b/          37.90/c/

Health Sciences Fund       2002    96          8.01            754         --            0.39              (18.35)
                           2001    22          9.81            213         --            --/a/            (1.90)/c/

Large Cap Value CORE       2002    53          8.73            453         --            1.30              (15.81)
                           2001    17          10.37           179         --            0.65/b/           3.70/c/

Fundamental Value          2002   587      9.41 to 13.91     7,197      0 to 0.6         1.28        (15.39) to (14.84)
                           2001   486     11.05 to 16.44     7,568         0.6           0.18/b/      10.50/c/ to 64.40

Small Cap Value            2002   196          16.06         3,078         --            0.73              (4.35)
                           2001    74          16.79         1,243         --            1.03/b/          67.90/c/


                      John Hancock Variable Life Account U

5.  Unit Values (continued)


                                                                                For the years and periods ended
                                              At December 31,                             December 31,
                                     ---------------------------------  ------------------------------------------------
                                                   Unit                     Expenses       Investment         Total
                                     Units       Fair Value     Assets       Ratio*          Income         Return***
         Subaccount                  (000s)  Lowest to Highest  (000s)  Lowest to Highest   Ratio**     Lowest to Highest
----------------------------         ------  -----------------  ------  -----------------  ----------  -------------------
AIM V.I. Growth
                              2002     12         $ 14.86       $  168          --%           --/a/%        (28.45)%
                              2001      6           20.77          128         --             0.51          107.70/c/

MFS Investors Growth Stock    2002     42            7.45          301         --             --/a/         (25.28)
                              2001      4            9.97           43         --             --/a/          (0.30)/c/

MFS Research Series           2002     13           14.49          178         --             0.23          (22.39)
                              2001      5              10           85         --             --/a/         86.70/c/

AIM V.I. Capital Development  2002      9            7.69           64         --             --/a/         (15.31)/c/

CSI Equity                    2002    193           10.17        1,915         --             --/a/          1.70/c/

Fidelity VIP II Overseas      2002      4           24.22           68         --             --/a/         (18.87)


* These ratios represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated, divided by average net assets. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded.

** These amounts represent the distributions from net investment income received by the Subaccount from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Subaccount is affected by the timing of the declaration of dividends by the underlying portfolio in which the Subaccounts invest.

*** These amounts represents the total return for the periods indicated, including changes in the value of the underlying Portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account (the date of the first premium transfer into the Subaccount subsequent to the inception of the investment option). The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

a Portfolio distributed no dividends during the period.

                      John Hancock Variable Life Account U

5. Unit Values (continued)

b From commencement of Subaccount operations as follows (Investment Income Ratio is annualized):


Subaccount                                 2002         2001          2000
----------                                 ----         ----          ----
Large Cap Aggressive Growth                                        September 7
Fundamental Growth                                                 September 7
AIM V.I. Premier Equity                                            September 7
Fidelity VIP Growth                                                September 7
Fidelity VIP Contrafund                                            September 7
Janus Aspen Global Technology                                      September 7
Janus Aspen Worldwide Growth                                       September 7
MFS New Discovery Series                                           September 7
Templeton International                                            September 7
V.A Relative Value                                     May 17
V.A. Financial Industries                              June 13
V.A. Strategic Income                                  May 14
Health Sciences Fund                                   June 20
Large Cap Value CORE                                   June 27
Fundamental Value                                      June 13
Small Cap Value                                        May 14
AIM V.I. Growth                                        June 22
MFS Investors Growth Stock                             June 13
MFS Research Series                                    July 23
AIM V.I. Capital Development             June 24
CSI Equity                             September 16
Fidelity VIP II Overseas                  May 28

                      John Hancock Variable Life Account U

5. Unit Values (continued)

c From commencement of product operations as follows (For fiscal years ending before December 31, 2002, total return was calculated using a beginning accumulation unit value of $10. This value represents the accumulation unit value at the inception of the investment option):


Subaccount                                             2002           2001
----------                                             ----           ----
Large Cap Growth                                                    April 23
Active Bond                                                         April 23
International Equity Index                                          April 23
Small Cap Growth                                                    April 23
Global Balanced                                                      May 10
Mid Cap Growth                                                      April 17
Large Cap Value                                                     April 17
Money Market                                                        March 30
Small/Mid Cap Growth                                                 May 7
Real Estate Equity                                                  April 24
Growth & Income                                                     April 23
Managed                                                             April 17
Short-Term Bond                                                      May 23
Small Cap Equity                                                    April 17
International Opportunities                                          June 5
Equity Index                                                        April 23
Global Bond                                                       September 21
Emerging Markets Equity                                              May 23
Bond Index                                                          April 26
Small/Mid Cap Core                                                  June 25
Tuner Core Growth                                                   June 15
Large Cap Aggressive Growth                                          May 18
Fundamental Growth                                                  July 30
Aim V.I. Value                                                      April 23
Fidelity VIP Growth                                                  May 23
Fidelity VIP Contrafund                                             April 23
Janus Aspen Global Technology                                        May 12
MFS New Discovery Series                                            April 26
Templeton International                                             April 26
V. A. Relative Value                                                 May 17
V. A. Financial Industries                                          June 13
V. A. Strategic Income                                               May 14
Health Sciences Fund                                                June 20
International Equity                                                 May 14
Large Cap Value CORE                                                June 27
Fundamental Value                                                   June 27
Small Cap Value                                                      May 14
Aim V. I. Growth                                                    June 22
MFS Investors Growth Stock                                          June 13
MFS Research Series                                                 July 23
AIM V.I. Capital Development                         June 24
CSI Equity                                         September 16

     In addition to this SAI, JHVLICO has filed with the Securities and Exchange Commission (the "SEC") a prospectus which contains vital information about the variable life insurance policy you are considering. The prospectus and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the prospectus and personalized illustrations from your JHVLICO representative. The prospectus may also be obtained by contacting the JHVLICO Servicing Office. You should also contact the JHVLICO Servicing Office to request any other information about your policy or to make any inquiries about its operation.










                            JHVLICO SERVICING OFFICE
                            ------------------------

                    Express Delivery            Mail Delivery
                    ----------------            -------------
                 529 Main Street (X-4)           P.O. Box 111
                 Charlestown, MA 02129         Boston, MA 02117

                         Phone:                      Fax:
                         ------                      ----
                     1-800-732-5543             1-617-886-3048














     Information about the Account (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about the Account are available on the SEC's Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549-0102.



Investment Company Act File No. 811-3068

                          SUPPLEMENT DATED MAY 1, 2003

                                       TO

                         PROSPECTUSES DATED MAY 1, 2003

                           --------------------------


 This Supplement is intended to be distributed with certain prospectuses dated May 1, 2003 for variable life insurance policies that were issued by John Hancock Life Insurance Company or John Hancock Variable Life Insurance Company on or before May 1, 2003. The prospectuses involved bear the title "Majestic Variable COLI", "Majestic Variable Estate Protection", "Majestic Variable Estate Protection 98", "Majestic Variable Universal Life", "Majestic Variable Universal Life 98", "Medallion Variable Universal Life Plus", "Medallion Variable Universal Life Edge", "Medallion Executive Variable Life", "Medallion Executive Variable Life II", "Medallion Executive Variable Life III", "Variable Estate Protection", "Variable Estate Protection Plus" "Variable Estate Protection Edge", or "Variable Master Plan Plus." We refer to these prospectuses as the "Product Prospectuses."

                            --------------------------


   THIS SUPPLEMENT IS ACCOMPANIED WITH PROSPECTUSES DATED MAY 1, 2003 FOR THE
     FIDELITY VIP GROWTH AND MFS NEW DISCOVERY FUNDS. BE SURE TO READ THESE PROSPECTUSES BEFORE SELECTING THE CORRESPONDING VARIABLE INVESTMENT OPTIONS.

                           --------------------------





                       AMENDMENTS TO PRODUCT PROSPECTUSES

 1. The table on the cover page of each Product Prospectus is amended to include the following two additional variable investment options:

--------------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTION:             UNDERLYING FUNDMANAGED BY:
 ---------------------------             --------------------------
 Equity Options:
  Fidelity VIP Growth                    Fidelity Management & Research Company
  MFS New Discovery                      MFS Investment Management(R)
--------------------------------------------------------------------------------

  We may modify or delete either of these additional variable investment options in the future.

  2. The last table in the "FEE TABLES" section of each Product Prospectus is amended to include the following at the end thereof:

--------------------------------------------------------------------------------------------------------------------------------
                                                                                       TOTAL FUND                   TOTAL FUND
                                                     DISTRIBUTION    OTHER OPERATING    OPERATING                    OPERATING
                                        INVESTMENT        AND           EXPENSES         EXPENSES                    EXPENSES
                                        MANAGEMENT  SERVICE (12B-1)      WITHOUT         WITHOUT        EXPENSE        WITH
                    FUND NAME               FEE          FEES         REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT REIMBURSEMENT
--------------------------------------------------------------------------------------------------------------------------------
MFS/(R)/ VARIABLE INSURANCE TRUST -
 INITIAL CLASS SHARES
 (NOTE 2A):
--------------------------------------------------------------------------------------------------------------------------------
MFS/(R)/ New Discovery                    0.90%           N/A             0.15%           1.05%          0.00%         1.05%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
VARIABLE INSURANCE PRODUCTS FUND -
 SERVICE CLASS:
--------------------------------------------------------------------------------------------------------------------------------
Fidelity/(R)/ VIP Growth                  0.58%          0.10%            0.09%           0.77%          0.00%         0.77%
--------------------------------------------------------------------------------------------------------------------------------

     (2A) MFS Variable Insurance Trust funds have an expense offset arrangement which reduces each fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Each fund may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. "Other Operating Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the funds. Had these fee reductions been taken into account, "Total Fund Operating Expenses with Reimbursement" would equal 1.04% for MFS New Discovery.

3. The first paragraph of the provision in each Product Prospectus entitled "Description of the Underlying Funds" is amended by adding the following to the end thereof:

      "When you select the MFS/(R)/ New Discovery variable investment option, the assets of the subaccount are invested in the corresponding investment option of the MFS(R) Variable Insurance Trust. When you select the Fidelity(R) VIP Growth variable investment option, the assets of the subaccount are invested in the corresponding investment option of the Variable Insurance Products Fund. In this prospectus, the term 'Series Fund' includes the MFS(R) Variable Insurance Trust and the Variable Insurance Products Fund, and the term 'funds' includes the MFS(R) New Discovery and the Fidelity(R) VIP Growth funds."

PROD SUP-1 (5/03)

                          SUPPLEMENT DATED MAY 1, 2003

                                       TO

                         PROSPECTUSES DATED MAY 1, 2003

                           --------------------------


  This Supplement is intended to be distributed with certain prospectuses dated May 1, 2002 for variable life insurance policies issued by John Hancock Life Insurance Company or John Hancock Variable Life Insurance Company. The prospectuses involved bear the title "Medallion Variable Life", "Medallion Variable Universal Life Plus", "Medallion Variable Universal Life Edge", "Medallion Executive Variable Life", "Medallion Executive Variable Life III", "Variable Estate Protection", "Variable Estate Protection Plus", "Variable Estate Protection Edge", "Flex-V1" or "Flex-V2". We refer to these prospectuses as the "Product Prospectuses."

     This Supplement will be used only with policies sold through the Product Prospectuses and through registered representatives affiliated with the M Financial Group.

                           --------------------------


THIS SUPPLEMENT IS ACCOMPANIED WITH A PROSPECTUS DATED MAY 1, 2003 FOR THE M FUND, INC. THAT CONTAINS DETAILED INFORMATION ABOUT THE FUNDS. BE SURE TO READ THAT PROSPECTUS BEFORE SELECTING ANY OF THE FOUR ADDITIONAL VARIABLE INVESTMENT OPTIONS.

                           --------------------------


                       AMENDMENTS TO PRODUCT PROSPECTUSES

 1. The table on the cover page of each Product Prospectus is amended to include the following four additional variable investment options:

--------------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTION:            UNDERLYING FUNDMANAGED BY:
 ---------------------------            --------------------------
 EQUITY OPTIONS:
  Brandes International Equity .......  Brandes Investment Partners, L.P.
  Business Opportunity Value .........  Iridian Asset Management LLC
  Frontier Capital Appreciation ......  Frontier Capital Management Company, LLC
  Turner Core Growth .................  Turner Investment Partners, Inc.
--------------------------------------------------------------------------------

2. With respect to the Medallion Variable Universal Life Plus, Medallion Variable Universal Life Edge, Medallion Executive Variable Life, Medallion Executive Variable Life III, Variable Estate Protection, Variable Estate Protection Plus, and Variable

Estate Protection Edge Product Prospectuses, the last table in the "FEE TABLES" section of each Product Prospectus is amended to include the following at the end thereof:

                                                                              TOTAL FUND                     TOTAL FUND
                                            DISTRIBUTION    OTHER OPERATING    OPERATING                      OPERATING
                               INVESTMENT        AND           EXPENSES         EXPENSES                       EXPENSES
                               MANAGEMENT  SERVICE (12B-1)      WITHOUT         WITHOUT        EXPENSE          WITH
          FUND NAME                FEE          FEES         REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT   REIMBURSEMENT
--------------------------------------------------------------------------------------------------------------------------
M FUND, INC. (NOTE 4):
--------------------------------------------------------------------------------------------------------------------------
Brandes International Equity     0.73%           N/A               0.24%         0.97%          0.00%           0.97%
--------------------------------------------------------------------------------------------------------------------------
Business Opportunity Value       0.65%           N/A              %              1.90%          1.00%           0.90%
--------------------------------------------------------------------------------------------------------------------------
Frontier Capital Appreciation    0.90%           N/A               0.23%         1.13%          0.00%           1.13%
--------------------------------------------------------------------------------------------------------------------------
Turner Core Growth               0.45%           N/A               0.30%         0.75%          0.00%           0.75%
--------------------------------------------------------------------------------------------------------------------------

     (4) For the period from May 1, 2003 to April 30, 2004, M Financial Investment Advisers has contractually agreed to reimburse each of the M Funds for any expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses of litigation, indemnification, taxes or other extraordinary expenses) to the extent that they exceed 0.25% of the average daily net assets of the fund. Fees and expenses shown are for the year ended December 31, 2002. Future fees and expenses may be different.

3. With respect to the Medallion Variable Life, Flex-V1 and Flex-V2 Product Prospectuses, the last table in the "FEE TABLES" section of each Product Prospectus is amended to include the following at the end thereof:

                                                                              TOTAL FUND                     TOTAL FUND
                                            DISTRIBUTION    OTHER OPERATING    OPERATING                      OPERATING
                               INVESTMENT        AND           EXPENSES         EXPENSES                       EXPENSES
                               MANAGEMENT  SERVICE (12B-1)      WITHOUT         WITHOUT        EXPENSE          WITH
          FUND NAME                FEE          FEES         REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT   REIMBURSEMENT
--------------------------------------------------------------------------------------------------------------------------
M FUND, INC. (NOTE 2):
--------------------------------------------------------------------------------------------------------------------------
Brandes International Equity    0.73%           N/A               0.24%         0.97%           0.00%            0.97%
--------------------------------------------------------------------------------------------------------------------------
Business Opportunity Value      0.65%           N/A              %              1.90%           1.00%            0.90%
--------------------------------------------------------------------------------------------------------------------------
Frontier Capital Appreciation   0.90%           N/A               0.23%         1.13%           0.00%            1.13%
--------------------------------------------------------------------------------------------------------------------------
Turner Core Growth. . . . . . . 0.45%           N/A               0.30%         0.75%           0.00%            0.75%
--------------------------------------------------------------------------------------------------------------------------

     (2) For the period from May 1, 2003 to April 30, 2004, M Financial Investment Advisers has contractually agreed to reimburse each of the M Funds for any expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses of litigation, indemnification, taxes or other extraordinary expenses) to the extent that they exceed 0.25% of the average daily net assets of the fund. Fees and expenses shown are for the year ended December 31, 2002. Future fees and expenses may be different.

4. The first paragraph of the provision in each Product Prospectus entitled "Description of the Underlying Fund" or "Description of the Underlying Funds" is amended by adding the following to the end thereof:

      "When you select one or more of the Brandes International Equity, Turner Core Growth, Frontier Capital Appreciation or Business Opportunity Value variable investment options, the assets of the subaccount(s) are invested in the corresponding investment option(s) of the M Fund, Inc. In this prospectus, the term 'Series Fund' includes M Fund, Inc., and the term 'funds' includes the investment options of M Fund, Inc."

                          SUPPLEMENT DATED MAY 1, 2003

                                       TO

                         PROSPECTUSES DATED MAY 1, 2003

                           --------------------------


  This Supplement is intended to be distributed with certain prospectuses dated May 1, 2003 for variable life insurance policies issued by John Hancock Life Insurance Company or John Hancock Variable Life Insurance Company. The prospectuses involved bear the title "Medallion Variable Universal Life Plus," "Medallion Variable Universal Life Edge," "Variable Estate Protection," "Variable Estate Protection Plus," "Variable Estate Protection Edge," or "Medallion Executive Variable Life III." We refer to these prospectuses as the "Product Prospectuses."

  This Supplement will be used only with policies sold through the Product Prospectuses and through duly appointed insurance agents who are associated with certain authorized general agencies and who are also registered representatives of certain authorized broker dealers.

                           --------------------------


THIS SUPPLEMENT IS ACCOMPANIED WITH A PROSPECTUS DATED MAY 1, 2003 FOR THE AYCO SERIES TRUST THAT CONTAINS DETAILED INFORMATION ABOUT THE AYCO GROWTH FUND. BE SURE TO READ THAT PROSPECTUS BEFORE SELECTING THE ADDITIONAL VARIABLE INVESTMENT OPTION DESCRIBED IN THIS SUPPLEMENT.

                           --------------------------


                       AMENDMENTS TO PRODUCT PROSPECTUSES

1. The table on the cover page of each Product Prospectus is amended to include the following additional variable investment options:

--------------------------------------------------------------------------------
VARIABLE INVESTMENT OPTION:                UNDERLYING FUNDMANAGED BY:
---------------------------                --------------------------
Equity Options:
  Ayco Growth                               The AYCO Company, L.P.
--------------------------------------------------------------------------------

    2. The following table replaces the fourth table in the "FEE TABLES" section of each Product Prospectus that describes the range of Fund expenses that you will pay:

-------------------------------------------------------------------------------
    TOTAL ANNUAL FUND OPERATING            MINIMUM               MAXIMUM
             EXPENSES
-------------------------------------------------------------------------------
RANGE OF EXPENSES WITHOUT TAKING           0.23%                3.67%
ACCOUNT OF CERTAIN REIMBURSEMENT
ARRANGEMENTS
-------------------------------------------------------------------------------
RANGE OF EXPENSES AFTER TAKING             0.23%                1.60%*
ACCOUNT OF CERTAIN REIMBURSEMENT
ARRANGEMENTS
-------------------------------------------------------------------------------

* The Ayco Company, L.P. has contractually agreed, through December 31, 2003, to waive or limit its fees and to reimburse other expenses so that the total operating expenses of the Ayco Growth Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, distribution related expenses (if any) and extraordinary expenses) would not exceed 1.00%. Amounts waived or reimbursed in a particular fiscal year may be repaid to the Ayco Company, L.P. from time to time through the next three fiscal years to the extent that repayment will not cause the Fund's total operating expense ratio to exceed 1.00% of the Fund's average daily net assets. See the prospectuses for the Series Funds for information on other reimbursement or waiver arrangements affecting the funds.

3. The last table in the "FEE TABLES" section of each Product Prospectus is amended to include the following at the end thereof:

                                                                                 TOTAL FUND                    TOTAL FUND
                                               DISTRIBUTION    OTHER OPERATING    OPERATING                    OPERATING
                                  INVESTMENT        AND           EXPENSES         EXPENSES                     EXPENSES
                                  MANAGEMENT  SERVICE (12B-1)      WITHOUT         WITHOUT        EXPENSE         WITH
          FUND NAME                  FEE          FEES         REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT  REIMBURSEMENT
---------------------------------------------------------------------------------------------------------------------------
AYCO SERIES TRUST (NOTE 5):
---------------------------------------------------------------------------------------------------------------------------
Ayco Growth                         0.80%           N/A             2.87%           3.67%          2.67%          1.00%
---------------------------------------------------------------------------------------------------------------------------

    (5) The Ayco Company, L.P. has contractually agreed, through December 31, 2003, to waive or limit its fees and to reimburse other expenses so that the total operating expenses of the Ayco Growth Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, distribution related expenses (if any) and extraordinary expenses) would not exceed 1.00%. Amounts waived or reimbursed in a particular fiscal year may be repaid to the Ayco Company, L.P. from time to time through the next three fiscal years to the extent that repayment will not cause the Fund's total operating expense ratio to exceed 1.00% of the Fund's average daily net assets.

4. The first paragraph of the provision in each Product Prospectus entitled "Description of the Underlying Funds" is amended by adding the following to the end thereof:

      "When you select the Ayco Growth variable investment option, the assets of the subaccount is invested in the corresponding investment option of the AYCO Series Trust. In this prospectus, the term 'Series Fund' includes AYCO Series Trust, and the term 'funds' includes the Ayco Growth Fund."

AYCO Prod Supp (5/03)

                          SUPPLEMENT DATED MAY 1, 2003


                                       TO


                         PROSPECTUSES DATED MAY 1, 2003


                           __________________________


     This Supplement is intended to be distributed with certain prospectuses dated May 1, 2003 for variable life insurance policies issued by John Hancock Life Insurance Company or John Hancock Variable Life Insurance Company. The prospectuses involved bear the title "Medallion Variable Universal Life Plus," "Medallion Variable Universal Life Edge," "Variable Estate Protection Plus" or "Variable Estate Protection Edge." We refer to these prospectuses as the "Product Prospectuses."

     This Supplement will be used only with policies sold through the Product Prospectuses and through duly appointed insurance agents who are associated with certain authorized general agencies and who are also registered representatives of certain authorized broker dealers.

                           __________________________

   THIS SUPPLEMENT IS ACCOMPANIED WITH A PROSPECTUS DATED MAY 1, 2003 FOR THE WORLD INSURANCE TRUST THAT CONTAINS DETAILED INFORMATION ABOUT THE CSI EQUITY FUND. BE SURE TO READ THAT PROSPECTUS BEFORE SELECTING THE ADDITIONAL VARIABLE
                INVESTMENT OPTION DESCRIBED IN THIS SUPPLEMENT.

                           __________________________

                        AMENDMENTS TO PRODUCT PROSPECTUSES

 1. The table on the cover page of each Product Prospectus is amended to include the following four additional variable investment options:

----------------------------------------------------------------------
 VARIABLE INVESTMENT OPTION:          UNDERLYING FUNDMANAGED BY:
 ---------------------------          --------------------------
 Equity Options:
  CSI Equity                          CSI Capital Management, Inc.
----------------------------------------------------------------------

2. The last table in the "FEE TABLES" section of each Product Prospectus is amended to include the following at the end thereof:

                                                                                 TOTAL FUND                   TOTAL FUND
                                              DISTRIBUTION    OTHER OPERATING    OPERATING                    OPERATING
                                 INVESTMENT        AND           EXPENSES         EXPENSES                     EXPENSES
                                 MANAGEMENT  SERVICE (12B-1)      WITHOUT         WITHOUT        EXPENSE         WITH
        FUND NAME                   FEE           FEES         REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT  REIMBURSEMENT
------------------------------------------------------------------------------------------------------------------------------------
THE WORLD INSURANCE TRUST
(NOTE 6):
------------------------------------------------------------------------------------------------------------------------------------
CSI Equity. . . . . . . . .        1.00%           N/A             0.46%           1.46%          0.21%           1.25
------------------------------------------------------------------------------------------------------------------------------------


6) Because the CSI Equity Fund is new, "Other Expenses" are based on estimated amounts for the current fiscal year. CSI Capital Management, Inc., and Commonwealth Shareholder Services, Inc. ("collectively, the "Service Providers"), have entered into a contractual expense limitation agreement with the Fund. Pursuant to the agreement, the Service Providers have agreed to waive or limit their fees and to assume other expenses so that the ratio of total operating expenses of the Fund is limited to 1.25% through December 31, 2003.

4. The first paragraph of the provision in each Product Prospectus entitled "Description of the Underlying Funds" is amended by adding the following to the end thereof:

     "When you select the CSI Equity variable investment option, the assets of the subaccount are invested in the corresponding investment option of The World Insurance Trust. In this prospectus, the term 'Series Fund' includes The World Insurance Trust, and the term 'funds' includes the corresponding investment options of The World Insurance Trust."

CSI Prod Supp (5/03)

                          SUPPLEMENT DATED MAY 1, 2003

                                       TO

                         PROSPECTUSES DATED MAY 1, 2003

                       ---------------------------------

     This supplement is intended to be distributed with prospectuses dated
May 1, 2003 for the following variable life insurance policies that are issued by John Hancock Variable Life Insurance Company and that are delivered or issued for delivery in the states specified:

..    Medallion Variable Universal Life Plus (MASSACHUSETTS AND TEXAS ONLY)

..    Medallion Variable Universal Life Edge (MARYLAND, MASSACHUSETTS AND TEXAS
     ONLY)

..    Variable Estate Protection Plus (MASSACHUSETTS AND TEXAS ONLY)

..    Variable Estate Protection Edge (MASSACHUSETTS AND TEXAS ONLY)

                       ----------------------------------

Notwithstanding any language in the prospectus to the contrary, the following shall apply:

(1) The Guaranteed Minimum Death Benefit feature will apply only during the first five Policy years.

(2) There is no option to extend the Guaranteed Minimum Death Benefit feature beyond the first five Policy years and, as a consequence, there can be no Guaranteed Minimum Death Benefit Charge assessed under the Policy.


MD-MA-TX (5/03)

                            Part C: Other Information

Item 27. Exhibits

(a) JHVLICO Board Resolution establishing the separate account is incorporated by reference from Post-Effective Amendment No. 23 to Form S-6 Registration Statement of File No. 2-68061, filed April 12, 1996.

(b) Not Applicable

(c) (i) Form of Distribution and Servicing Agreement by and among Signator Investors, Inc. (previously known as John Hancock Distributors, Inc."), John Hancock Life Insurance (previously known as "John Hancock Mutual Life Insurance Company"), and John Hancock Variable Life Insurance Company, is incorporated by reference from Pre-Effective Amendment No. 2 to Form S-6 Registration Statement of File No. 333-15075, filed April 23, 1997.

    (ii) Specimen Variable Contracts Selling Agreement between Signator Investors, Inc. and selling broker-dealers, incorporated by reference from Pre-effective Amendment No. 2 to Form S-6 Registration Statement of File No. 333-15075, filed April 23, 1997.

    (iii) Schedule of sales commissions included in Exhibit 27(c)(i) above.

(d) (i) Form of flexible premium variable life insurance policy, incorporated by reference from the initial registration statement to this File, File No. 33-76660, filed on March 18, 1997.

    (ii) Form of flexible premium universal insurance policy, incorporated by reference to this File, File No. 33-76660, filed on April 30, 2002.

(e) Forms of application for Policy incorporated by reference from Post-Effective Amendment No. 2 to this File, File No. 33-76660, filed on March 5, 1996.

(f) (i) JHVLICO Certificate of Incorporation is incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement of File No. 33-79108, filed January 11, 1996.

    (ii) JHVLICO By-laws are incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement of File No. 33-79108, filed January 11, 1996.

(g) Not Applicable

(h) (i) Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and John Hancock Life Insurance Company (formerly known as "John Hancock Mutual Life Insurance Company"), is incorporated by reference from Post-Effective Amendment No. 1 to File No. 333-81127, filed May 4, 2000.

    (ii) Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and John Hancock Life Insurance Company (formerly known as "John Hancock Mutual Life Insurance Company"), is incorporated by reference from Post-Effective Amendment No. 1 to File No. 333-81127, filed May 4, 2000.

    (iii) Participation Agreement Among MFS Variable Insurance Trust, John Hancock Life Insurance Company (formerly known as "John Hancock Mutual Life Insurance Company"), and Massachusetts Financial Services Company, is incorporated by reference from Post-Effective Amendment No. 1 to File No. 333-81127, filed May 4, 2000.

    (iv) Participation Agreement By And Among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., John Hancock Life Insurance Company (formerly known as "John Hancock Mutual Life Insurance Company"), and Certain of its Affiliated Insurance Companies, each on behalf of itself and its Separate Accounts, and John Hancock Funds, Inc., is incorporated by reference from Post-Effective Amendment No. 1 to File No. 333-81127, filed May 4, 2000.

    (v) Participation Agreement between Janus Aspen Series, Janus Capital Corp., and John Hancock Variable Life Insurance Company, is incorporated by reference from File 333-425, filed on Form S-6 on November 1, 2001.

    (vi) Participation Agreement by and among the World Insurance Trust, First Dominion Capital Corporation, CSI Capital Management, Inc., and John Hancock Life Insurance Company, incorporated by reference from Post-Effective Amendment No. 4 to File No. 333-52128, filed on September 12, 2002.

    (vii) Participation Agreement among Ayco Series Trust, Mercer Allied Company, L.P. and John Hancock Life Insurance Company is incorporated by reference to Post-Effective Amendment No. 6 to File No. 333-52128, filed on December 23, 2002.

(i)    Not applicable.

(j) Powers of Attorney for Michele G. Van Leer, Ronald J. Bocage, Todd G. Engelsen, Barbara L. Luddy, Daniel L. Ouellette, Robert R. Reitano and Paul Strong, are incorporated by reference from Post-Effective Amendment No. 6 to File 33-64945, filed on April 16, 2002. Powers of Attorney for Michael A. Bell and Dec Mullarkey, are incorporated by reference from Post-Effective Amendment No. 5 to File No. 333-76660, filed on October 11, 2002.

(k) Opinion and consent of counsel as to securities being registered, incorporated by reference from Post-Effective Amendment No. 11 to this File, File No. 33-76660, filed on April 30, 2001.

(l)    Not applicable.

(m)    Not applicable.

(n) Opinions of Counsel as to the eligibility of this post-effective amendment Pursuant to Rule 485(b), filed herewith.

(n)(1) Consent of Independent Auditors, filed herewith.

(o)    Not applicable.

(p)    Not applicable.

(q) Memorandum describing John Hancock and JHVLICO's issuance, transfer and redemption procedures for policies pursuant to Rule 6e3(T)(b)(12)(iii), is incorporated by reference to Post-Effective Amendment No. 2 on Form S-6 Registration Statement to File No. 33-76662, filed April 19, 1996.

Item 28. Directors and Officers of the Depositor

Directors
---------
Michael A. Bell
Michele G. Van Leer
Ronald J. Bocage
Todd G. Engelsen
Barbara L. Luddy
Dec Mullarkey
Daniel L. Ouellette
Robert R. Reitano
Paul J. Strong

Officers
--------
Michael A. Bell            Chairman
Michele G. Van Leer        Vice Chairman & President
Peter Scavongelli          Secretary
Julie H. Indge             Treasurer
Ronald J. Bocage           Vice President & Counsel
Todd G. Engelsen           Vice President
Dec Mullarkey              Vice President
Barbara L. Luddy           Vice President & Actuary
Daniel L. Ouellette        Vice President
Robert R.Reitano           Vice President - Chief Investment Officer
Paul J. Strong             Vice President and Illustration Actuary
Rosalie M. Calabraro       Assistant Secretary
Stephen J. Blewitt         Vice President - Investment
George H. Braun            Vice President - Investment
Willma H. Davis            Vice President - Investment
Mark W. Davis              Vice President - Investment
Scott S. Hartz             Vice President - Investment
Paul F. Hahesy             Vice President - Investment
E. Kendall Hines, Jr.      Vice President - Investment
Deborah H. McAneny         Vice President - Investment
C. Bruce Metzler           Vice President - Investment
Roger G. Nastou            Vice President - Investment
Phillip J. Peters          Vice President - Investment
Steven Mark Ray            Vice President - Investment
Barry L. Shemin            Vice President - Appointed Actuary
Margaret M. Stapleton      Vice President - Investment
Diane M. Crisileo          Vice President - Investment
Barry E. Welch             Vice President - Investment
Barry Nectow               Vice President - Investment
William McPadden           Vice President - Investment
David Henderson            Vice President - Investment
Earl Baucom                Controller
Patrick Gill               Assistant Controller
Paula M. Pashko            Assistant Controller
Peter S. Mitsopoulos       Assistant Treasurer
Kevin J. McWilliams        Assistant Treasurer

-----------
All of the above-named officers and directors can be contacted at the following business address: John Hancock Variable Life Insurance Company, John Hancock Place, P.O. Box 111, Boston, MA 02117.

Item 29. Persons Controlled or Under Common Control with the Depositor or Registrant

Registrant is a separate account of JHVLICO, operated as a unit investment trust. Registrant supports benefits payable under JHVLICO's variable life insurance contracts by investing assets allocated to various investment options in shares of John Hancock Variable Series Trust I and John Hancock Declaration Trust, (the "Trusts"), both of which are "series" types of mutual funds registered under the Investment Company Act of 1940 (the "Act") as open-end management investment companies. The Registrant and other separate accounts of John Hancock and JHVLICO own controlling interests of the Trusts' outstanding shares. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trusts are used, will have the opportunity to instruct John Hancock and JHVLICO with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, JHVLICO directly controls Registrant

A list of persons controlled by or under common control with the Depositor is incorporated by reference to Exhibit 21.1 from the Annual Report filed on Form 10-K of File No. 1-15607, filed on March 26, 2002.

Item 30. Indemnification

Pursuant to Section X of JHVLICO's Bylaws and Chapter 156B, Section 67 of the Massachusetts Business Corporation Law, JHVLICO indemnifies each director, former director, officer, and former officer, and his heirs and legal representatives from liability incurred or imposed in connection with any legal action in which he may be involved by reason of any alleged act or omission as an officer or a director of JHVLICO.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriters

(a) Signator Investors, Inc. is the principal underwriter for the Fund, John Hancock Variable Annuity Accounts, I, JF, U, V and H, John Hancock Variable Life Accounts S, U, V, and UV.

(b)  OFFICERS / DIRECTORS of SIGNATOR INVESTORS, INC.

         NAME                       TITLE
         ----                       -----
         James M. Morris, II        Chairman, CEO and Director
         Wendy A. Benson            President, COO and Director
         Robert H. Watts            Executive Vice President Director
         Katherine P. Klingler      Vice President
         Richard A. Brown           Treasurer
         John A. Morin              Secretary/Clerk
         Daniel L. Ouellette        Director
         Ronald J. McHugh           Director
         Wayne A. Budd              Director
         Jeremiah R. Healey, Jr.    Director
         Kendall P. Morgan          Director

------------
All of the above-named officers and directors can be contacted at the following business address: Signator Investors, Inc., 197 Clarendon Street, C-8, Boston, MA 02117.

(c)  (1) Signator Investors, Inc.

     The information contained in the section titled "Principal Underwriter and Distributor" in the Statement of Additional Information, contained in this Registration Statement, is hereby incorporated by reference in response to
     Item 31.(c)(2-5).

Item 32. Location of Accounts and Records

The following entities prepare, maintain, and preserve the records required by
Section 31 (a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request: Signator Investors, Inc., John Hancock Place, Boston, Massachusetts 02117, serves as Registrant's distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, cancelled stock certificates. JHVLICO (at the same address), in its capacity as Registrant's depositor, and John Hancock (at the same address), in its capacities as Registrant's investment adviser, transfer agent, keep all other records required by Section 31 (a) of the Act.

Item 33. Management Services

All management services contracts are discussed in Part A or Part B.

Item 34. Fee Representation

John Hancock Variable Life Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 1st day of May, 2003.


                          On behalf of the Registrant
                      John Hancock Variable Life Account U
                                  (Registrant)

                By: John Hancock Variable Life Insurance Company


                          By: /s/ Michele G. Van Leer
                              -----------------------
                                Michele G. Van Leer
                            President and Vice Chairman




                  John Hancock Variable Life Insurance Company
                                  (Depositor)



                          By: /s/ Michele G. Van Leer
                              -------------------------
                                Michele G. Van Leer
                             President Vice Chairman



Attest: /s/ Peter Scavongelli
        ---------------------
        Peter Scavongelli
        Secretary


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with John Hancock Variable Life Insurance Company and on the dates indicated.

/s/ EARL W. BAUCOM                                         May 1, 2003
------------------
Earl W. Baucom
Controller
(Principal Accounting Officer)


/s/ JULIE H. INDGE                                         May 1, 2003
---------------------------
Julie H. Indge
Treasurer
(Principal Financial Officer)


/s/  MICHELE G. VAN LEER                                   May 1, 2003
------------------------
Michele G. Van Leer
Vice Chairman of the Board and President
(Acting Principal Executive Officer)
Signing for herself and as Attorney-In-Fact for:

Michael A. Bell            Chairman of the Board
Ronald J. Bocage           Director
Todd G. Engelsen           Director
Barbara L. Luddy           Director
Dec Mullarkey              Director
Daniel L. Ouellette        Director
Robert R. Reitano          Director
Paul Strong                Director